UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07332 and 811-08162

Name of Fund: BlackRock Funds III

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Treasury

BlackRock LifePath® Dynamic Retirement Fund

BlackRock LifePath® Dynamic 2020 Fund

BlackRock LifePath® Dynamic 2025 Fund

BlackRock LifePath® Dynamic 2030 Fund

BlackRock LifePath® Dynamic 2035 Fund

BlackRock LifePath® Dynamic 2040 Fund

BlackRock LifePath® Dynamic 2045 Fund

BlackRock LifePath® Dynamic 2050 Fund

BlackRock LifePath® Dynamic 2055 Fund

BlackRock LifePath® Dynamic 2060 Fund

BlackRock LifePath® Index Retirement Fund

BlackRock LifePath® Index 2020 Fund

BlackRock LifePath® Index 2025 Fund

BlackRock LifePath® Index 2030 Fund

BlackRock LifePath® Index 2035 Fund

BlackRock LifePath® Index 2040 Fund

BlackRock LifePath® Index 2045 Fund

BlackRock LifePath® Index 2050 Fund

BlackRock LifePath® Index 2055 Fund

BlackRock LifePath® Index 2060 Fund

iShares MSCI Total International Index Fund

iShares Russell 1000 Large-Cap Index Fund

iShares S&P 500 Index Fund

iShares U.S. Aggregate Bond Index Fund

Master Investment Portfolio

Active Stock Master Portfolio

International Tilts Master Portfolio

Large Cap Index Master Portfolio

LifePath® Dynamic Retirement Master Portfolio

LifePath® Dynamic 2020 Master Portfolio

LifePath® Dynamic 2025 Master Portfolio

LifePath® Dynamic 2030 Master Portfolio

LifePath® Dynamic 2035 Master Portfolio

LifePath® Dynamic 2040 Master Portfolio

LifePath® Dynamic 2045 Master Portfolio

LifePath® Dynamic 2050 Master Portfolio

LifePath® Dynamic 2055 Master Portfolio

LifePath® Dynamic 2060 Master Portfolio

LifePath® Index Retirement Master Portfolio

LifePath® Index 2020 Master Portfolio

LifePath® Index 2025 Master Portfolio

LifePath® Index 2030 Master Portfolio

LifePath® Index 2035 Master Portfolio

LifePath® Index 2040 Master Portfolio

LifePath® Index 2045 Master Portfolio

LifePath® Index 2050 Master Portfolio

LifePath® Index 2055 Master Portfolio

LifePath® Index 2060 Master Portfolio

Money Market Master Portfolio

S&P 500 Index Master Portfolio

Total International ex U.S. Index Master Portfolio

Treasury Money Market Master Portfolio

U.S. Total Bond Index Master Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds III and Master Investment Portfolio, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 537-4942

Date of fiscal year end: 12/31/2018

Date of reporting period: 12/31/2018

Item 1 – Report to Stockholders

DECEMBER 31, 2018

ANNUAL REPORT

BlackRock Funds III

➢	BlackRock Cash Funds: Institutional
➢	BlackRock Cash Funds: Treasury

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call 1-888-204-3956 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended December 31, 2018, concerns about a variety of political risks and a modest slowdown in global growth worked against the equity market despite solid corporate earnings, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy for most of the reporting period, risk-taking declined sharply later in the reporting period. As a result, bonds held their value better than stocks, which posted negative returns across the globe. Shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased. This led to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession. However, given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds posted flat returns, and high-yield bonds declined slightly. Recent sell-offs in risk assets have flattened asset returns along the risk spectrum somewhat, which bears further scrutiny in the months ahead.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. By our estimation, the Fed’s neutral interest rate, or the theoretical rate that is neither stimulative nor restrictive to the economy, is approximately 3.0%. With that perspective, the Fed’s current policy is still mildly stimulative to the U.S. economy, which leaves room for further Fed rate hikes to arrive at monetary policy that is a neutral factor for economic growth.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. This was accompanied by a broad based risk-off in December — which was the worst December performance on record since 1931. Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low.

Economic growth and global earnings are likely to slow somewhat in 2019 — the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. Trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. Going into 2019, we also favor short-term bonds over long-term bonds because they offer nearly equivalent yields with far lower volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(6.85)%	(4.38)%
U.S. small cap equities (Russell 2000® Index)	(17.35)	(11.01)
International equities (MSCI Europe, Australasia, Far East Index)	(11.35)	(13.79)
Emerging market equities (MSCI Emerging Markets Index)	(8.48)	(14.57)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.06	1.87
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	2.72	(0.03)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.65	0.01
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.38	1.36
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.24)	(2.08)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Money Market Overview  For the 12-Month Period Ended December 31, 2018

Noteworthy market conditions during 2018 included the continued steady removal of monetary accommodation by the Federal Open Market Committee (“FOMC”), the ongoing gradual reduction of the Fed’s balance sheet, increased Treasury bill issuance and various geopolitical events including trade-tariffs, the Italian elections, and Brexit uncertainty. 2018 was generally a strong year for cash as an asset class in terms of return and flows, but a volatile year for the overall financial markets.

The FOMC continued on their path to normalize monetary policy by hiking the federal funds rate four times during 2018, bringing the target range to 2.25-2.50%. In the final statement of the year released by the FOMC at their December meeting, the FOMC’s assessments of economic growth, labor market conditions, and inflation were largely unchanged. As was generally expected, the “forward guidance” part of their statement was altered to signifying greater emphasis on a more “data dependent” approach to monetary policy. In another significant change, at the last FOMC meeting of the year, the FOMC’s interest rate forecast was revised to reflect just two hikes in 2019 (as compared with three hikes projected in the prior forecast in September). The outlook included one additional hike for 2020, while the median “longer run” rate forecast came down 0.25% to 2.75%.

In an effort to promote trading in the federal funds market at rates that are comfortably within the target range, the interest on overnight excess reserves rate (“IOER”) was raised just 0.20% to 2.40% at the June 2018 meeting. This move was widely viewed as a “technical adjustment” by the FOMC. As was the case with the technical adjustment in June, the FOMC followed the same action in December when they hiked the IOER by 0.20% and the federal funds range by 0.25%. To conclude the year, the Fed’s Summary of Economic Projections was updated to reflect modest declines in the near-term outlook for economic growth, while the unemployment rate was left unchanged.

U.S. Treasury bill supply during the year was robust, hitting record levels for net new issuance of $384 billion. Furthermore, in October the U.S. Treasury introduced the two-month Treasury bill to the market with a $25 billion initial offering while moving the auctions for four-week and eight-week Treasury bills to Thursdays. This move helped the Treasury to ladder maturing debt. Also of note, government agencies issued floating rate notes indexed to the Secured Overnight Financing Rate (“SOFR”), which is a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities, and is the reference rate eventually expected to replace the London Inter-Bank Offered Rate (“LIBOR”). In addition to the agency notes referenced to SOFR, some large financial institutions also issued certificates of deposit and commercial paper linked to this index, and demand for such obligations was generally strong.

Credit spreads were periodically elevated in 2018 for a multitude of reasons including the surge in Treasury bill issuance, a lack of clarity about repatriation related flows early in the year, and bank balance sheet and funding pressures toward the end of the period. For example, credit spreads as evidenced by the three-month LIBOR and overnight indexed swaps widened out to 0.60% in April. This measure later contracted to around 0.17% by early October, before subsequently rising to a high of 0.43% later in the fourth quarter.

In our view, the FOMC’s interest rate normalization campaign appears closer to winding down, although a few additional interest rate hikes remain possible in 2019, subject to further declines in the unemployment rate, upward pressure on inflation, and an easing in financial conditions. That said, we believe the bar for further action has materially risen. We also surmise that the timing of any additional hikes has become less certain and could occur outside of the quarterly meeting cycle that market participants have generally been accustomed to, given the FOMC’s emphasis on “data-dependence.” The implementation of a press conference after every FOMC meeting reinforces to us this possibility. The net new supply of Treasury bills is expected to contract during the first quarter of 2019 as the U.S. Treasury reduces its cash balance in advance of the expiration of the suspension of the debt ceiling in early March. In the event that Congress does not address the debt ceiling in a timely fashion, we anticipate that extraordinary measures would be used to provide additional borrowing authority until around the third quarter of 2019.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Information as of December 31, 2018

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Institutional’s (the “Fund”) investment objective is to seek a high level of income consistent with liquidity and the preservation of capital.

	7-Day SEC Yield	7-Day Yield
SL Agency	2.60%	2.60%

BlackRock Cash Funds: Treasury

BlackRock Cash Funds: Treasury’s (the “Fund”) investment objective is to seek current income consistent with liquidity and stability of principal.

	7-Day SEC Yield	7-Day Yield
Institutional	2.38%	2.38%
SL Agency	2.41	2.41

The 7-Day SEC Yields may differ from the 7-Day Yields shown due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses; and (b) operating expenses, including administration fees, service and distribution fees, and other fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on July 1, 2018 and held through December 31, 2018) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual			Hypothetical (b)
BlackRock Cash Funds: Institutional	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
SL Agency	$1,000.00	$1,011.60	$0.46	$1,000.00	$1,024.75	$0.46	0.09%

BlackRock Cash Funds: Treasury
Institutional	$1,000.00	$1,010.20	$0.61	$1,000.00	$1,024.60	$0.61	0.12%
SL Agency	1,000.00	1,010.30	0.46	1,000.00	1,024.75	0.46	0.09

(a)

For each class of a Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because each Fund invests all of its assets in its corresponding Master Portfolio, the expense examples reflect the net expenses of both the Fund and the Master Portfolio in which it invests.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

FUND INFORMATION / DISCLOSURE OF EXPENSES	5

Statements of Assets and Liabilities

December 31, 2018

	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Treasury

ASSETS
Investments at value — from the applicable Master Portfolio(a)	$47,340,213,387	$6,592,322,016
Receivable from the Administrator	14,175	—

Total assets	47,340,227,562	6,592,322,016

LIABILITIES
Payables:
Income dividend distributions	101,208,918	10,513,938
Administration fees	811,646	138,529
Board realignment and consolidation	15,360	1,248
Other accrued expenses	36,900	10,996

Total liabilities	102,072,824	10,664,711

NET ASSETS	$47,238,154,738	$6,581,657,305

NET ASSETS CONSIST OF
Paid-in capital	$47,235,253,066	$6,581,215,886
Accumulated earnings	2,901,672	441,419

NET ASSETS	$47,238,154,738	$6,581,657,305

Institutional:
Net assets	$—	$1,182,626,898

Shares outstanding(b)	—	1,182,547,638

Net asset value	$—	$1.00

SL Agency:
Net assets	$47,238,154,738	$5,399,030,407

Shares outstanding(b)	47,233,128,971	5,398,668,250

Net asset value	$1.0001	$1.00

(a)	Money Market Master Portfolio and Treasury Money Market Master Portfolio (each, a “Master Portfolio”), respectively.
(b)	Unlimited number of shares authorized, no par value.

See notes to financial statements.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended December 31, 2018

	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Treasury

INVESTMENT INCOME
Net investment income allocated from the applicable Master Portfolio:
Interest — unaffiliated	$1,096,871,059	$113,049,608
Expenses	(51,730,031)	(6,106,364)
Fees waived	15,759,640	1,879,362

Total investment income	1,060,900,668	108,822,606

FUND EXPENSES
Administration — class specific	10,268,432	1,462,658
Professional	9,698	10,314
Board realignment and consolidation	23,175	4,703
Miscellaneous	34,384	584

Total expenses	10,335,689	1,478,259
Less fees waived and/or reimbursed by the Administrator	(23,873)	(10,314)

Total expenses after fees waived and/or reimbursed	10,311,816	1,467,945

Net investment income	1,050,588,852	107,354,661

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIOS
Net realized gain from investments	2,218,840	134,531
Net change in unrealized appreciation (depreciation) on investments	(1,677,441)	—

Net realized and unrealized gain	541,399	134,531

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,051,130,251	$107,489,192

See notes to financial statements.

FINANCIAL STATEMENTS	7

Statements of Changes in Net Assets

	BlackRock Cash Funds: Institutional		BlackRock Cash Funds: Treasury
	Year Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,050,588,852	$621,965,612	$107,354,661	$34,673,680
Net realized gain	2,218,840	550,155	134,531	135,732
Net change in unrealized appreciation (depreciation)	(1,677,441)	(9,040,964)	—	—

Net increase in net assets resulting from operations	1,051,130,251	613,474,803	107,489,192	34,809,412

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Aon Captives	—	(12,332)	—	—
Institutional	—	—	(15,006,463)	(2,688,482)
SL Agency	(1,050,588,852)	(621,953,280)	(92,348,198)	(31,988,088)

Decrease in net assets resulting from distributions to shareholders	(1,050,588,852)	(621,965,612)	(107,354,661)	(34,676,570)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(8,828,149,128)	14,879,665,794	1,909,166,929	1,021,389,371

NET ASSETS(b)
Total increase (decrease) in net assets	(8,827,607,729)	14,871,174,985	1,909,301,460	1,021,522,213
Beginning of year	56,065,762,467	41,194,587,482	4,672,355,845	3,650,833,632

End of year	$47,238,154,738	$56,065,762,467	$6,581,657,305	$4,672,355,845

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 7 for this prior year information.

See notes to financial statements.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Cash Funds: Institutional

	SL Agency

	Year Ended December 31,
	2018	2017		2016	2015		2014

Net asset value, beginning of year	$1.0001	$1.0002		$1.00	$1.00		$1.00

Net investment income	0.0206	0.0121		0.0058	0.0019		0.0013
Net realized and unrealized gain (loss)	0.0000 (a)	(0.0001)		0.0003	0.0000	(a)	0.0001

Net increase from investment operations	0.0206	0.0120		0.0061	0.0019		0.0014

Distributions(b)
From net investment income	(0.0206)	(0.0121)		(0.0058)	(0.0019)		(0.0013)
From net realized gain	—	(0.0000	)(c)	(0.0001)	(0.0000	)(c)	(0.0001)

Total distributions	(0.0206)	(0.0121)		(0.0059)	(0.0019)		(0.0014)

Net asset value, end of year	$1.0001	$1.0001		$1.0002	$1.00		$1.00

Total Return(d)
Based on net asset value	2.08%	1.21%		0.61%	0.19%		0.14%

Ratios to Average Net Assets(e)(f)
Total expenses	0.09%	0.09%		0.09%	0.09%		0.09%

Total expenses after fees waived and/or reimbursed	0.09%	0.09%		0.09%	0.09%		0.09%

Net investment income	2.05%	1.23%		0.58%	0.19%		0.14%

Supplemental Data
Net assets, end of year (000)	$47,238,155	$56,065,762		$41,189,027	$40,443,595		$37,748,773

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	9

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Cash Funds: Treasury

	Institutional
	Year Ended December 31,				Period from 06/06/16 (a) to 12/31/16		Period from 01/01/15 to 12/31/15 (b)		Year Ended 12/31/14
	2018		2017

Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0175		0.0079		0.0015		0.0000	(c)	—
Net realized gain	0.0000	(c)	0.0000	(c)	0.0001		0.0000	(c)	0.0000	(c)

Net increase from investment operations	0.0175		0.0079		0.0016		0.0000		0.0000

Distributions(d)
From net investment income	(0.0175)		(0.0079)		(0.0015)		(0.0000	)(e)	—
From net realized gain	—		(0.0000	)(e)	(0.0001)		(0.0000	)(e)	(0.0000	)(e)

Total distributions	(0.0175)		(0.0079)		(0.0016)		(0.0000)		(0.0000)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return(f)
Based on net asset value	1.76%		0.79%		0.16	%(g)	0.00%		0.00%

Ratios to Average Net Assets(h)
Total expenses	0.12	%(i)	0.12	%(i)	0.12	%(i)(j)	0.12	%(i)	0.17	%(k)

Total expenses after fees waived and/or reimbursed	0.12	%(i)	0.12	%(i)	0.12	%(i)(j)	0.11	%(i)	0.06	%(k)

Net investment income	1.76	%(i)	0.93	%(i)	0.29	%(i)(j)	0.01	%(i)	0.00	%(k)

Supplemental Data
Net assets, end of period (000)	$1,182,627		$467,589		$80,257		$—	(b)	$4

(a)	Recommencement of operations.
(b)	There were no Institutional shares outstanding as of the year ended December 31, 2015.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.00005) per share.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(i)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.
(j)	Annualized.
(k)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.04%.

See notes to financial statements.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Cash Funds: Treasury (continued)

	SL Agency

	Year Ended December 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0178		0.0082		0.0029		0.0003		—
Net realized gain	0.0000	(a)	0.0000	(a)	0.0001		0.0000	(a)	0.0000	(a)

Net increase from investment operations	0.0178		0.0082		0.0030		0.0003		0.0000

Distributions(b)
From net investment income	(0.0178)		(0.0082)		(0.0029)		(0.0003)		—
From net realized gain	—		(0.0000	)(c)	(0.0001)		(0.0000	)(c)	(0.0000	)(c)

Total distributions	(0.0178)		(0.0082)		(0.0030)		(0.0003)		(0.0000)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return(d)
Based on net asset value	1.79%		0.82%		0.30%		0.03%		0.00%

Ratios to Average Net Assets(e)
Total expenses	0.09	%(f)	0.09	%(f)	0.09	%(f)	0.09	%(f)	0.08	%(g)

Total expenses after fees waived and/or reimbursed	0.09	%(f)	0.09	%(f)	0.09	%(f)	0.09	%(f)	0.06	%(g)

Net investment income	1.78	%(f)	0.85	%(f)	0.29	%(f)	0.03	%(f)	0.00	%(g)

Supplemental Data
Net assets, end of year (000)	$5,399,030		$4,204,767		$3,570,576		$2,154,574		$2,385,787

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.04%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	11

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following, each of which is a series of the Trust are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Cash Funds: Institutional	Institutional	Diversified
BlackRock Cash Funds: Treasury	Treasury	Diversified

Each Fund seeks to achieve its investment objective by investing all of its assets in a corresponding series of Master Investment Portfolio (“MIP”): Money Market Master Portfolio and Treasury Money Market Master Portfolio (each, a “Master Portfolio” and together, the “Master Portfolios”). MIP is an affiliate of the Trust. Each Master Portfolio has the same investment objective and strategies as its corresponding Fund. The value of each Fund’s investment in its corresponding Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Funds is directly affected by the performance of the Master Portfolios. At December 31, 2018, the percentage of each Master Portfolio owned by the corresponding Fund was 100% for Institutional and 82% for Treasury. The financial statements of the Master Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

Institutional only offers SL Agency share class and is only available for certain eligible investors. Treasury offers multiple classes of shares. Institutional, Select, SL Agency, Capital, Premium and Trust Shares are sold without a sales charge and only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, and differ principally with respect to administration fees. The Board of Trustees of the Trust and Board of Trustees of MIP are referred to throughout this report as the “Board of Trustees” or the “Board” and the members are referred to as “Trustees.”

Treasury operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets.

With respect to Institutional, the Board is permitted to impose a liquidity fee of up to 2% of the value of shares redeemed or temporarily restrict redemptions from Institutional for up to 10 business days during a 90 day period, in the event that Institutional’s weekly liquid assets fall below certain thresholds.

The Funds, together with certain other registered investment companies are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from each Master Portfolio are accounted for on a trade date basis. The Funds record their proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. In addition, the Funds accrue their own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are distributed at least annually and are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Liquidity Fees: Any liquidity fees imposed on the value of shares redeemed in the event that Institutional’s weekly liquid assets fall below certain thresholds are recorded as paid-in-capital. The liquidity fees are collected and retained by Institutional for the benefit of Institutional’s remaining shareholders.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Master Portfolios.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ policy is to value their financial instruments at fair value. Each Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolios is discussed in Note 3 of the Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Funds’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Funds. BAL is entitled to receive for these administrative services an annual fee based on the average daily net assets of each Fund as follows:

	Institutional	Treasury
Capital	N/A	0.07	%(a)
Institutional	N/A	0.05
Premium	N/A	0.10	(a)
Select	N/A	0.15	(a)
SL Agency	0.02%	0.02
Trust	N/A	0.38	(a)

(a)	No shares outstanding as of December 31, 2018.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Funds and, accordingly, have a favorable impact on their performance. BAL may delegate certain of its administration duties to sub-administrators.

For the year ended December 31, 2018, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Institutional	Treasury
Capital	N/A	$—	(a)
Institutional	N/A	426,449
Premium	N/A	—	(a)
Select	N/A	—	(a)
SL Agency	$10,268,432	1,036,209
Trust	N/A	—	(a)

	$10,268,432	$1,462,658

(a)	No shares outstanding as of December 31, 2018.

As of December 31, 2018, the only investors for the SL Agency Shares of Institutional are investment companies for which (i) BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), or an affiliate provides investment advisory or administration services, or (ii) BTC acts as securities lending agent and which have directed BTC on their behalf to invest securities lending cash collateral in SL Agency Shares of Institutional. Affiliated shareholders in the SL Agency Shares of the Funds represent a significant portion of the outstanding shares and net assets of Institutional and Treasury.

Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Shareholders of Capital, Institutional, Premium, Select, SL Agency and Trust Shares of the Funds do not pay any fees for distribution services.

Expense Waivers and Reimbursements: BAL contractually agreed to waive a portion of its administration fees equal to the annual rate of 0.02% of Select Shares average daily net assets through April 30, 2019.

The fees and expenses of the Funds’ Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Funds. BAL has contractually agreed to reimburse the Funds or provide an offsetting credit against the administration fees paid by the Funds in an amount equal to these independent expenses through April 30, 2019. For the year ended December 31, 2018, the amounts waived and/or reimbursed were as follows:

Institutional	$9,698
Treasury	10,314

The Funds have begun to incur expenses in connection with a proposed realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Administrator has voluntarily agreed to reimburse certain Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Administrator in the Statements of Operations. For the year ended December 31, 2018, the amount reimbursed for Institutional was $14,175.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements  (continued)

During the year ended December 31, 2018, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain Trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.

5.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

	Institutional	Treasury
Ordinary income
12/31/18	$1,050,588,852	$107,354,661
12/31/17	621,965,612	34,673,680
Long-term capital gains
12/31/18	—	—
12/31/17	—	2,890

12/31/18	$1,050,588,852	$107,354,661

12/31/17	$621,965,612	$34,676,570

As of December 31, 2018, the tax components of accumulated earnings were as follows:

	Institutional	Treasury
Undistributed ordinary income	$3,515,922	$441,419
Net unrealized gains (losses)	(614,250)	—

	$2,901,672	$441,419

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class of Institutional were as follows:

	Year Ended 12/31/18		Year Ended 12/31/17
Institutional	Shares	Amount	Shares	Amount
Aon Captives(a)
Shares sold	—	$—	12,458	$12,463
Shares issued in reinvestment of distributions	—	—	18	18
Shares redeemed	—	—	(5,571,283)	(5,573,511)

Net decrease	—	$—	(5,558,807)	$(5,561,030)

Select(a)
Shares sold	—	$—	1	$1
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	(763)	(763)

Net decrease	—	$—	(762)	$(762)

SL Agency
Shares sold	203,052,501,589	$203,087,934,988	167,203,121,338	$167,256,155,756
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(211,878,989,332)	(211,916,084,116)	(152,323,271,270)	(152,370,928,170)

Net increase (decrease)	(8,826,487,743)	$(8,828,149,128)	14,879,850,068	$14,885,227,586

Total Net Increase (Decrease)	(8,826,487,743)	$(8,828,149,128)	14,874,290,499	$14,879,665,794

(a)	Shares were terminated as of April 28, 2017.

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share for Treasury.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Transactions in capital shares for each class of Treasury were as follows:

	Year Ended
Treasury	12/31/18	12/31/17
Institutional
Shares sold	5,279,725,471	1,883,787,849
Shares issued in reinvestment of distributions	8,579,680	2,667,069
Shares redeemed	(4,573,315,565)	(1,499,150,423)

Net increase	714,989,586	387,304,495

SL Agency
Shares sold	116,642,630,716	89,653,903,850
Shares issued in reinvestment of distributions	2,789,720	595,302
Shares redeemed	(115,451,243,093)	(89,020,414,276)

Net increase	1,194,177,343	634,084,876

Total Net Increase	1,909,166,929	1,021,389,371

7.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended December 31, 2017 were classified as follows:

	Share Class	Net Investment Income	Net Realized Gain
Institutional	Aon Captives	$12,311	$21
	SL Agency	621,206,374	746,906
Treasury	Institutional	2,675,939	12,543
	SL Agency	31,826,585	161,503

Undistributed net investment income as of December 31, 2017 is as follows:

Undistributed Net Investment Income
Institutional	$746,927
Treasury	171,156

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

BlackRock Funds III and the Shareholders of BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Treasury

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Treasury (two of the series constituting BlackRock Funds III, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the administrator of the Master Portfolios. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 14, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

Important Tax Information  (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by Institutional and Treasury for the taxable year ended December 31, 2018:

Interest Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents (a)
Months Paid
January — December 2018
Institutional	84.25%
Treasury	100
Federal Obligation Interest (b)
Institutional	0.93%
Treasury	51.32

(a)	Represents the portion of the taxable ordinary dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
(b)

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any of the dividends you received is exempt from state income taxes.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Master Portfolio Information  as of December 31, 2018

Portfolio Composition

Money Market Master Portfolio	Percent of Net Assets
Certificates of Deposit	32%
Commercial Paper	26
Repurchase Agreements	25
Time Deposits	13
Municipal Bonds	2
Corporate Bonds	1
U.S. Treasury Obligations	1
Other Assets Less Liabilities	—	(a)

(a)	Represents less than 1%.

Treasury Money Market Master Portfolio	Percent of Net Assets
U.S. Treasury Obligations	53%
Repurchase Agreements	47
Liabilities in Excess of Other Assets	—	(a)

MASTER PORTFOLIO INFORMATION	17

Schedule of Investments December 31, 2018	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Certificates of Deposit — 32.0%

Domestic — 2.1%
Wells Fargo Bank NA(a):
(3 mo. LIBOR US + 0.10%), 2.54%, 04/15/19	$228,500	$228,473,583
(3 mo. LIBOR US + 0.21%), 2.69%, 04/23/19	250,000	250,051,773
(1 mo. LIBOR US + 0.39%), 2.77%, 12/06/19	262,000	261,999,921
(1 mo. LIBOR US + 0.40%), 2.86%, 12/16/19	250,000	249,999,868

		990,525,145

Euro — 2.0%
Credit Industriel et Commercial, London:
2.56%, 01/25/19	165,000	165,015,218
0.01%, 03/01/19	173,000	172,287,876
KBC Bank NV:
2.52%, 01/02/19	300,000	299,997,552
0.01%, 02/05/19	300,000	299,207,100

		936,507,746

Yankee(b) — 27.9%
Bank of Montreal, Chicago(a):
(1 mo. LIBOR US + 0.40%), 2.83%, 12/23/19	300,000	300,000,000
(1 mo. LIBOR US + 0.42%), 2.89%, 01/17/20	349,000	348,949,262
Bank of Nova Scotia, Houston (SOFR + 0.43%), 2.87%, 05/16/19(a)	229,000	228,999,659
Bayerische Landesbank, New York, 2.75%, 01/03/19	250,000	250,005,718
BNP Paribas SA, New York(a):
(1 mo. LIBOR US + 0.26%), 2.61%, 02/04/19	336,000	336,076,198
(1 mo. LIBOR US + 0.28%), 2.70%, 04/12/19	300,000	300,069,810
(3 mo. LIBOR US + 0.19%), 3.01%, 09/27/19	292,000	292,000,000
Canadian Imperial Bank of Commerce, New York(a):
(1 mo. LIBOR US + 0.40%), 2.78%, 06/07/19	395,200	395,394,814
(1 mo. LIBOR US + 0.40%), 2.79%, 06/10/19	230,000	230,109,429
(1 mo. LIBOR US + 0.33%), 2.76%, 08/13/19	223,500	223,504,213
(1 mo. LIBOR US + 0.39%), 2.77%, 12/06/19	330,000	329,999,901
Cooperatieve Rabobank UA, New York (3 mo. LIBOR US + 0.20%), 2.61%, 04/05/19(a)	168,550	168,605,478
Dexia Credit Local SA, New York (1 mo. LIBOR US + 0.30%), 2.76%, 01/18/19(a)	250,000	250,036,525
DZ Bank AG, New York, 2.38%, 01/07/19	175,000	174,995,884
Landesbank Baden-Wurttemberg, New York, 2.80%, 01/02/19	250,000	250,005,063
Mizuho Bank Ltd., New York:
2.82%, 03/15/19	200,000	200,040,144
(3 mo. LIBOR US + 0.11%), 2.93%, 03/25/19(a)	483,000	482,987,152
(3 mo. LIBOR US + 0.15%), 2.59%, 04/18/19(a)	249,000	248,991,800
(1 mo. LIBOR US + 0.37%), 2.89%, 07/31/19(a)	300,000	300,000,000
Natixis SA, New York, 2.50%, 02/07/19	83,780	83,773,488
Nordea Bank AB, New York (3 mo. LIBOR US + 0.20%), 2.61%, 04/05/19(a)	304,150	304,234,672
Oversea Chinese Banking Corp. Ltd., New York, 2.43%, 01/04/19	200,000	199,999,918
Royal Bank of Canada, New York(a):
(3 mo. LIBOR US + 0.28%), 3.10%, 03/22/19	276,730	276,853,662
(1 mo. LIBOR US + 0.31%), 2.77%, 08/16/19	243,000	242,974,240
Societe Generale, New York:
2.50%, 02/08/19	291,000	290,974,247
(3 mo. LIBOR US + 0.16%), 2.63%, 04/23/19(a)	78,000	77,997,233
(3 mo. LIBOR US + 0.16%), 2.63%, 04/24/19(a)	100,000	99,996,517
(3 mo. LIBOR US + 0.20%), 2.89%, 06/12/19(a)	294,000	294,000,000
Standard Chartered Bank, New York(a):
(3 mo. LIBOR US + 0.10%), 2.92%, 03/25/19	258,000	257,970,204
(3 mo. LIBOR US + 0.23%), 2.72%, 04/24/19	235,600	235,598,718
(3 mo. LIBOR US + 0.23%), 2.74%, 04/26/19	497,500	497,500,000

Security	Par (000)	Value

Yankee(b) (continued)
Sumitomo Mitsui Banking Corp., New York(a):
(3 mo. LIBOR US + 0.11%), 2.55%, 04/15/19	$266,000	$265,991,661
(3 mo. LIBOR US + 0.15%), 2.59%, 04/18/19	284,000	283,990,648
Sumitomo Mitsui Trust Bank Ltd., New York:
2.42%, 01/04/19	400,000	399,998,512
2.39%, 01/07/19	500,000	499,992,860
(3 mo. LIBOR US + 0.10%), 2.51%, 04/05/19(a)	245,000	244,987,409
(3 mo. LIBOR US + 0.15%), 2.60%, 04/17/19(a)	489,000	488,984,137
(3 mo. LIBOR US + 0.20%), 2.83%, 08/16/19(a)	362,000	361,996,977
Svenska Handelsbanken AB, New York(a):
(3 mo. LIBOR US + 0.20%), 2.94%, 12/06/19	200,000	200,000,000
(3 mo. LIBOR US + 0.21%), 3.01%, 12/19/19	229,500	229,499,098
(3 mo. LIBOR US + 0.21%), 3.03%, 12/27/19	255,000	254,950,392
Toronto-Dominion Bank, New York:
2.73%, 05/10/19	213,313	213,192,660
2.75%, 05/14/19	250,000	249,839,140
(1 mo. LIBOR US + 0.40%), 2.82%, 06/12/19(a)	499,000	498,977,590
2.63%, 06/13/19	288,000	287,620,134
2.73%, 06/14/19	380,000	379,632,578
2.73%, 08/07/19	201,500	201,192,102

		13,233,489,847

Total Certificates of Deposit — 32.0% (Cost — $15,161,353,950)		15,160,522,738

Commercial Paper — 25.8%
Alpine Securitization LLC, 2.70%, 02/08/19(c)	250,000	250,015,762
Barclays Bank PLC, New York(c)(d):
2.47%, 01/04/19	50,000	49,986,850
2.50%, 01/07/19	200,000	199,907,056
2.50%, 01/08/19	50,000	49,973,366
Bayerische Landesbank, New York(d):
2.62%, 01/02/19	440,000	439,941,625
2.61%, 01/11/19	228,000	227,827,158
2.81%, 01/14/19	200,000	199,804,544
Bedford Row Funding Corp., 2.79%, 04/26/19(d)	137,500	136,234,190
Bell Canada, 2.93%, 01/14/19(d)	202,000	201,788,449
Bennington Sark Cap Co., 2.50%, 01/02/19(d)	292,500	292,459,196
BPCE SA(d):
2.64%, 02/08/19	200,000	199,457,034
3.00%, 06/21/19	305,500	301,265,669
Collateralized Commercial Paper Co. LLC, 3.05%, 06/12/19(d)	115,000	113,469,158
Commonwealth Bank of Australia (3 mo. LIBOR US + 0.20%), 2.61%, 04/05/19(a)	100,000	100,017,690
Crown Point Capital Co. LLC:
2.70%, 02/04/19	100,000	100,000,000
2.87%, 03/05/19	300,000	300,089,352
(1 mo. LIBOR US + 0.25%), 2.65%, 03/11/19(a)	255,500	255,505,432
3.03%, 07/01/19	250,000	250,000,000
Glencove Funding LLC, 3.05%, 05/29/19(d)	100,000	98,836,144
Hitachi America Capital Ltd., 2.90%, 01/02/19(d)	44,310	44,303,428
HSBC Bank PLC(a):
(3 mo. LIBOR US + 0.24%), 3.06%, 03/27/19	304,000	304,110,209
(3 mo. LIBOR US + 0.21%), 2.66%, 04/17/19	303,000	303,059,630
ING US Funding LLC:
(1 mo. LIBOR US + 0.32%), 2.71%, 02/08/19(a)	383,750	383,843,731
(1 mo. LIBOR US + 0.25%), 2.67%, 02/12/19(a)	397,500	397,555,376
2.65%, 04/15/19(d)	239,000	236,985,428
JP Morgan Securities LLC, 2.84%, 07/11/19(d)	218,000	214,566,646
Landesbank Baden-Wurttemberg, New York(d):
2.62%, 01/02/19	410,000	409,945,585
2.62%, 01/16/19	261,000	260,712,900

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Paper (continued)
Lexington Parker Capital Co. LLC, 2.50%, 01/02/19(d)	$200,000	$199,972,934
LMA Americas LLC(d):
2.50%, 01/02/19	86,200	86,188,215
2.53%, 02/06/19	100,000	99,732,161
2.61%, 04/03/19	70,000	69,469,073
Longship Funding LLC, 2.50%, 01/03/19(d)	300,000	299,939,751
Macquarie Bank Ltd.(d):
2.53%, 02/22/19	214,000	213,142,419
2.53%, 02/25/19	250,000	248,936,777
2.81%, 03/01/19	145,000	144,335,417
2.90%, 03/22/19	127,050	126,251,872
Matchpoint Finance PLC, 3.01%, 05/21/19(d)	99,000	97,844,118
Nationwide Building Society, 2.46%, 01/02/19(d)	400,000	399,946,600
NextEra Energy Capital Holdings, Inc.(d):
2.91%, 01/14/19	50,000	49,945,828
2.91%, 01/15/19	50,000	49,941,667
2.91%, 01/16/19	50,000	49,937,622
2.91%, 01/17/19	50,000	49,933,582
Ridgefield Funding Co. LLC(d):
2.52%, 01/08/19	100,024	99,968,787
2.94%, 03/18/19	51,131	50,822,267
3.05%, 06/11/19	237,000	233,853,825
Sheffield Receivables Co. LLC, 2.95%, 05/02/19(d)	150,000	148,510,584
Starbird Funding Corp., 2.99%, 06/03/19(d)	130,000	128,359,473
Suncorp Group Ltd., 2.63%, 01/23/19(c)(d)	50,000	49,916,593
Toyota Motor Credit Corp.(a):
2.51%, 04/03/19	109,000	108,997,295
2.51%, 04/04/19	200,000	199,999,924
UBS AG(a):
(3 mo. LIBOR US + 0.33%), 2.74%, 04/04/19	404,545	404,758,009
(1 mo. LIBOR US + 0.42%), 2.94%, 05/31/19	508,750	509,073,824
(1 mo. LIBOR US + 0.42%), 2.89%, 06/19/19	200,000	200,081,214
(1 mo. LIBOR US + 0.40%), 2.75%, 07/02/19(c)	89,500	89,520,269
(3 mo. LIBOR US + 0.20%), 2.61%, 07/09/19	300,000	299,999,448
(1 mo. LIBOR US + 0.26%), 2.77%, 08/28/19	264,000	263,883,251
(3 mo. LIBOR US + 0.32%), 3.14%, 12/19/19	289,500	289,499,589
Victory Receivables Corp., 2.86%, 03/04/19(d)	159,600	158,841,980
VW Credit, Inc., 3.01%, 01/18/19(d)	225,000	224,682,750
Westpac Banking Corp.(3 mo. LIBOR US + 0.22%), 2.62%, 04/03/19(a)(c)	250,000	250,074,460

Total Commercial Paper — 25.8% (Cost — $12,217,784,357)		12,218,023,186

Corporate Bonds — 0.9%

Diversified Financial Services — 0.9%
American Honda Finance Corp.(a):
(3 mo. LIBOR US + 0.06%), 2.65%, 05/08/19	100,000	99,950,746
(3 mo. LIBOR US + 0.05%), 2.87%, 06/24/19	273,160	273,030,011
Sumitomo Mitsui Banking Corp., New York (3 mo. LIBOR US + 0.46%), 3.08%, 05/15/19(a)	43,300	43,348,788

Total Corporate Bonds — 0.9% (Cost — $416,510,304)		416,329,545

Municipal Bonds — 2.2%(e)
Deutsche Bank Spears/Lifers Trust, RB, VRDN, 2.72%, 12/01/52	270,000	270,000,000

Security	Par (000)	Value

Municipal Bonds (continued)
Edward-Elmhurst Healthcare, Series 2018, VRDN, 2.45%, 01/01/48	$15,600	$15,600,000
Idaho Housing & Finance Association, 2.45%, 07/01/41	32,575	32,575,000
Jets Stadium Development LLC:
2.50%, 04/01/47	40,105	40,105,000
2.50%, 04/01/47	29,800	29,800,000
VRDN, Series A-4B, 2.50%, 04/01/47	2,500	2,500,000
Maine State Housing Authority, Refunding RB, VRDN, 2.40%, 11/15/50	50,000	50,000,000
Jets Stadium Finance Secured, 2.50%, 04/01/47(c)	122,095	122,095,000
Rib Floater Trust Various States, RB(c):
VRDN, 2.86%, 07/01/22	123,475	123,475,000
Series 19-W, 2.86%, 08/15/22	96,680	96,680,000
Rohnert Park 668 LP, 2.55%, 06/01/58	4,900	4,900,000
State of New York Mortgage Agency, RB, VRDN, 2.38%, 10/01/48	9,000	9,000,000
Taxable Municipal Funding Trust, RB(c):
VRDN, 2.52%, 11/01/39	35,085	35,085,000
Series 2018-001, 2.62%, 07/01/19	10,000	10,000,000
VRDN, 2.86%, 07/31/28	170,570	170,570,000
VRDN, 2.86%, 09/01/46	37,090	37,090,000

Total Municipal Bonds — 2.2% (Cost — $1,049,475,000)		1,049,475,000

Time Deposits — 13.4%
Australia & New Zealand Banking Group Ltd.:
2.40%, 01/02/19	500,000	500,000,000
2.42%, 01/02/19	750,000	750,000,000
2.42%, 01/03/19	500,000	500,000,000
Bank of Nova Scotia, 2.40%, 01/02/19	900,000	900,000,000
Canadian Imperial Bank of Commerce, New York, 2.35%, 01/02/19	145,000	145,000,000
Credit Agricole CIB, New York, 2.37%, 01/02/19	623,000	623,000,000
Landesbank Hessen-Thueringen Girozentrale, 2.45%, 01/02/19	161,000	161,000,000
Mizuho Bank Ltd., New York, 2.50%, 01/02/19	800,000	800,000,000
Natixis SA, New York, 2.36%, 01/02/19	350,000	350,000,000
Royal Bank of Canada, New York, 2.45%, 01/03/19	1,000,000	1,000,000,000
Skandinaviska Enskilda Banken AB, New York, 2.35%, 01/02/19	600,000	600,000,000

Total Time Deposits — 13.4% (Cost — $6,329,000,000)		6,329,000,000

U.S. Treasury Obligations — 0.8%
U.S. Treasury Note, 2.48%, 10/31/20(f)	400,000	399,395,504

Total U.S. Treasury Obligations — 0.8% (Cost — $399,236,612)		399,395,504

Total Repurchase Agreements — 24.7%		11,690,500,000

Total Investments — 99.8% (Cost — $47,263,860,223)*		47,263,245,973

Other Assets Less Liabilities — 0.2%		76,967,414

Net Assets — 100.0%		$47,340,213,387

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) December 31, 2018	Money Market Master Portfolio

*	Cost for U.S. federal income tax purposes.
(a)	Variable rate security. Rate shown is the rate in effect as of period end.
(b)	Issuer is a U.S. branch of foreign domiciled bank.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Rates shown are discount rates or a range of discount rates as of period end.
(e)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(f)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

Repurchase Agreements

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, At Value
Barclays Capital, Inc.	2.51%		12/31/18	01/02/19	$144,000	$144,000	$144,020,080	Corporate Debt Obligations, 2.00% to 7.38%, due 03/08/19 to 11/01/48	$138,934,389	$151,200,001
	2.54		12/31/18	01/02/19	234,000	234,000	234,033,020	Corporate Debt Obligations, 2.00% to 7.38%, due 12/01/19 to 09/15/52	245,769,000	245,700,997
	2.74		12/31/18	01/02/19	137,000	137,000	137,020,854	Corporate Debt Obligations, 3.25% to 13.50%, due 12/15/19 to 06/01/36	166,861,344	156,137,760
	2.94	(a)	12/31/18	04/05/19	145,000	145,000	146,124,958	Corporate Debt Obligations, 2.00% to 5.88%, due 03/08/19 to 07/23/48	160,151,117	152,250,056

Total Barclays Capital, Inc.						$660,000				$705,288,814

BNP Paribas Securities Corp.	2.49		12/31/18	01/02/19	355,000	355,000	355,049,108	Corporate Debt Obligations, 0.00% to 9.46%, due 03/01/19 to 07/15/64	498,213,412	375,776,221
	3.17	(a)	12/31/18	04/05/19	100,000	100,000	100,836,528	Corporate Debt Obligations, 2.70% to 13.75%, due 02/15/19 to 12/31/49	118,905,110	113,221,600

Total BNP Paribas Securities Corp.						$455,000				$488,997,821

Citigroup Global Markets, Inc.	2.44		12/31/18	01/02/19	100,000	100,000	100,013,556	Corporate Debt Obligation, 14.00%, due 01/20/20	156,568,874	120,000,001
	2.90	(b)	12/31/18	01/02/19	25,000	25,000	25,004,028	U.S. Treasury Obligations, 0.13% to 2.50%, due 04/30/19 to 05/15/27	25,722,792	25,500,008
	3.31	(a)	12/31/18	04/05/19	220,000	220,000	221,921,639	Corporate Debt Obligations, 0.00% to 4.19%, due 04/20/27 to 09/25/64	3,437,669,360	235,407,335

Total Citigroup Global Markets, Inc.						$345,000				$380,907,344

Credit Agricole SA	2.95	(b)	12/31/18	01/02/19	44,000	44,000	44,007,211	U.S. Treasury Obligations, 0.13% to 3.63%, due 04/15/19 to 08/15/47	44,601,434	44,880,004
	3.00		12/31/18	01/02/19	500,000	500,000	500,083,333	U.S. Government Sponsored Agency Obligations, 3.00% to 5.00%, due 10/20/44 to 11/20/48	705,111,547	511,760,413

Total Credit Agricole SA						$544,000				$556,640,417

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	Money Market Master Portfolio

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, At Value
Credit Suisse Securities (USA) LLC	2.95%		12/31/18	01/02/19	$500,000	$500,000	$500,081,944	U.S. Treasury Obligations, 0.00% to 2.38%, due 01/24/19 to 11/15/22	$520,802,600	$510,000,036
	2.95		12/31/18	01/02/19	950,000	950,000	950,155,694	U.S. Treasury Obligations, 0.00% to 2.88%, due 01/10/19 to 07/15/27	977,242,900	969,000,033
	2.95	(a)	12/31/18	02/04/19	482,000	482,000	483,382,403	Corporate Debt Obligations, 0.00% to 15.26%, due 04/24/22 to 09/17/58	3,969,538,681	554,483,105
	2.95	(a)	12/31/18	02/04/19	100,000	100,000	100,286,806	Corporate Debt Obligations, 3.13% to 9.01%, due 05/01/20 to 12/31/49	124,133,763	114,999,094

Total Credit Suisse Securities (USA) LLC						$2,032,000				$2,148,482,268

Deutsche Bank Securities, Inc.	2.90		12/31/18	01/02/19	700,000	700,000	700,112,778	U.S. Treasury Obligations, 0.13% to 3.13%, due 01/31/19 to 02/15/46	699,399,900	714,000,100
HSBC Securities (USA), Inc.	2.51		12/31/18	01/02/19	187,500	187,500	187,526,146	Corporate Debt Obligations, 2.15% to 6.45%, due 03/01/19 to 01/01/49	202,235,739	196,875,001
	2.59		12/31/18	01/02/19	230,000	230,000	230,033,094	Corporate Debt Obligations, 2.78% to 7.50%, due 06/15/21 to 12/31/49	269,907,265	252,573,199
	2.99	(a)	12/31/18	04/01/19	31,000	31,000	31,234,300	Corporate Debt Obligations, 4.00% to 10.50%, due 05/01/23 to 12/31/49	37,627,567	34,106,076

Total HSBC Securities (USA), Inc.						$448,500				$483,554,276

J.P. Morgan Securities LLC	2.49		12/31/18	01/02/19	285,000	285,000	285,039,425	Corporate Debt Obligation, 0.00%, due 01/09/19	297,050,339	294,938,871
	2.50	(a)	12/31/18	01/07/19	498,000	498,000	498,242,083	U.S. Government Sponsored Agency Obligations, 0.00% to 6.50%, due 10/25/20 to 10/16/60	8,413,596,194	522,784,189
	2.51		12/31/18	01/02/19	116,000	116,000	116,016,176	Corporate Debt Obligation, 0.00%, due 01/29/19	120,292,889	119,480,001
	2.57		12/31/18	01/02/19	90,000	90,000	90,012,850	Corporate Debt Obligations, 0.00% to 10.00%, due 01/08/19 to 08/17/61	1,716,591,421	96,292,202
	2.74		12/31/18	01/02/19	90,000	90,000	90,013,700	Corporate Debt Obligations, 0.57% to 7.25%, due 06/15/19 to 01/01/99	765,542,359	97,422,215
	3.00		12/31/18	01/02/19	1,450,000	1,450,000	1,450,241,667	U.S. Government Sponsored Agency Obligations, 2.13% to 8.00%, due 02/01/24 to 08/15/60	1,934,609,162	1,479,246,528
	3.00		12/31/18	01/02/19	1,025,000	1,025,000	1,025,170,833	U.S. Government Sponsored Agency Obligations, 1.13% to 6.00%, due 01/30/20 to 01/15/54	1,408,056,269	1,053,301,116
	3.00		12/31/18	01/02/19	720,000	720,000	720,120,000	U.S. Treasury Obligations, 0.38% to 3.61%, due 03/31/20 to 02/15/48	729,420,800	734,400,008

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) December 31, 2018	Money Market Master Portfolio

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, At Value
J.P. Morgan Securities LLC	3.11	%(a)	12/31/18	04/01/19	$175,000	$175,000	$176,375,743	Corporate Debt Obligations, 0.26% to 10.18%, due 03/15/19 to 07/15/77	$284,282,008	$188,001,320
	3.19		12/31/18	04/01/19	345,000	345,000	347,781,946	Corporate Debt Obligations, 1.34% to 10.52%, due 08/10/23 to 05/25/55	1,038,202,302	397,650,958
	3.31	(a)	12/31/18	04/01/19	205,000	205,000	206,715,224	Corporate Debt Obligations, 2.78% to 9.69%, due 07/25/23 to 08/25/48	271,955,886	241,988,248

Total J.P. Morgan Securities LLC						$4,999,000				$5,225,505,656

Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.49		12/31/18	01/02/19	115,000	115,000	115,015,908	U.S. Government Sponsored Agency Obligation, 4.00%, due 08/01/48	118,686,966	118,450,001
	2.79	(a)	12/31/18	02/04/19	65,000	65,000	65,176,313	Corporate Debt Obligations, 5.11% to 7.66%, due 05/25/24 to 01/25/29	70,939,526	78,000,001
	3.09	(a)	12/31/18	03/06/19	240,000	240,000	241,339,000	Corporate Debt Obligations, 1.40% to 13.01%, due 04/25/24 to 11/26/57	379,883,225	288,000,001

Total Merrill Lynch, Pierce, Fenner & Smith, Inc.						$420,000				$484,450,003

Mizuho Security USA, Inc.	2.54		12/31/18	01/02/19	45,000	45,000	45,006,350	Corporate Debt Obligations, 3.05% to 8.00%, due 05/11/20 to 01/24/39	48,576,903	47,480,859
	2.79		12/31/18	01/02/19	30,000	30,000	30,004,650	U.S. Government Sponsored Agency Obligations, 1.75% to 4.34%, due 04/30/22 to 09/15/46	27,431,324	30,923,771
	3.07	(a)	12/31/18	02/04/19	44,000	44,000	44,131,328	U.S. Government Sponsored Agency Obligations, 2.04% to 4.89%, due 01/25/23 to 09/15/58	135,684,408	46,815,905

Total Mizuho Security USA, Inc.						$119,000				$125,220,535

Scotia Capital (USA), Inc.	2.59		12/31/18	01/02/19	160,000	160,000	160,023,022	Corporate Debt Obligations, 1.63% to 4.40%, due 01/18/19 to 10/17/23	166,630,917	168,000,000
TD Securities (USA) LLC	2.51		12/31/18	01/02/19	75,000	75,000	75,010,458	Corporate Debt Obligations, 0.00% to 7.38%, due 01/10/19 to 01/27/26	78,938,000	78,781,063
Wells Fargo Securities LLC	2.49		12/31/18	01/02/19	100,000	100,000	100,013,833	Corporate Debt Obligation, 0.00%, due 01/09/19	105,102,040	105,000,000
	2.54		12/31/18	01/02/19	633,000	633,000	633,089,323	Corporate Debt Obligations, 0.00% to 8.25%, due 01/04/19 to 09/15/60	760,344,116	674,101,078

Total Wells Fargo Securities LLC						$733,000				$779,101,078

						$11,690,500				$12,338,929,375

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(b)	Traded in a joint account.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Master Portfolio’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	Money Market Master Portfolio

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities(a)	$—	$47,263,245,973	$—	$47,263,245,973

(a)	See above Schedule of Investments for values in each security type.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments December 31, 2018	Treasury Money Market Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Treasury Obligations — 53.2%

U.S. Treasury Obligations
U.S. Treasury Bills(a):
2.17%, 01/10/19	$155,815	$155,732,272
2.31%, 01/24/19	362,415	361,891,850
2.40%, 01/29/19	229,345	228,924,329
2.41%, 02/05/19	407,830	406,889,061
2.27%, 02/07/19	307,005	306,303,613
2.40%, 02/12/19	34,840	34,744,074
2.37%, 02/21/19	375,000	373,768,456
2.46%, 02/26/19	55,915	55,708,270
2.39%, 02/28/19	187,675	186,968,188
2.49%, 05/02/19	209,190	207,481,441
2.54%, 05/30/19	268,510	265,763,529
2.56%, 06/06/19	87,240	86,296,791
2.35%, 06/20/19	12,400	12,266,786
2.54%, 09/12/19	28,690	28,192,037
U.S. Treasury Notes:
2.47%, 10/31/20(b)	50,000	49,904,577
1.13%, 01/15/19	34,015	34,004,716
(3 mo Treasury money market yield + 0.14%), 1.13% - 2.57%, 01/31/19(c)	105,485	105,458,614

Security	Par (000)	Value

U.S. Treasury Obligations (continued)
1.13% - 1.38%, 02/28/19	$80,960	$80,837,576
1.50% - 1.63%, 03/31/19	76,330	76,183,834
(3 mo Treasury money market yield + 0.07%), 2.50%, 04/30/19(c)	117,720	117,718,668
(3 mo Treasury money market yield + 0.06%), 2.49%, 07/31/19(c)	84,270	84,320,943
2.48%, 10/31/19(b)	111,785	111,796,914
2.43%, 01/31/20(b)	692,960	692,812,013
2.46%, 04/30/20(b)	146,470	146,491,200
2.47%, 07/31/20(b)	70,000	70,000,000

Total U.S. Treasury Obligations — 53.2% (Cost — $4,280,459,752)		4,280,459,752

Total Repurchase Agreements — 47.4%		3,820,605,000

Total Investments — 100.6% (Cost — $8,101,064,752*)		8,101,064,752

Liabilities in Excess of Other Assets — (0.6)%		(48,627,674)

Net Assets — 100.0%		$8,052,437,078

*	Cost for U.S. federal income tax purposes.
(a)	Rates are discount rates or a range of discount rates paid at the time of purchase.
(b)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(c)	Variable rate security. Rate shown is the rate in effect as of period end.

Repurchase Agreements

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, At Value
Bank of Nova Scotia	2.90%		12/31/18	01/02/19	$69,605	$69,605	$69,616,214	U.S. Treasury Obligations, 1.00% to 2.50%, due 11/15/19 to 03/31/23	$70,796,000	$71,008,613
Barclays Capital, Inc.	2.95		12/31/18	01/02/19	640,000	640,000	640,104,888	U.S. Treasury Obligations, 0.75% to 5.25%, due 08/15/19 to 05/15/47	614,713,600	652,800,187
BNP Paribas Securities Corp.	2.95		12/31/18	01/02/19	116,000	116,000	116,019,011	U.S. Treasury Obligations, 0.00% to 3.38%, due 07/31/19 to 11/15/47	120,877,502	118,320,000
Citigroup Global Markets, Inc.	2.90	(a)	12/31/18	01/02/19	250,000	250,000	250,040,278	U.S. Treasury Obligations, 0.13% to 2.50%, due 04/30/19 to 05/15/27	257,227,908	255,000,081
Credit Agricole Corp.	2.95	(a)	12/31/18	01/02/19	566,000	566,000	566,092,761	U.S. Treasury Obligations, 0.13% to 3.63%, due 04/15/19 to 08/15/47	573,643,066	577,320,108
Credit Suisse Securities (USA) LLC	3.00		12/31/18	01/02/19	118,000	118,000	118,019,667	U.S. Treasury Obligations, 0.00% to 2.50%, due 02/19/19 to 11/15/24	123,072,800	120,360,002
HSBC Securities (USA), Inc.	2.95		12/31/18	01/02/19	169,000	169,000	169,027,697	U.S. Treasury Obligations, 0.00% to 2.00%, due 05/31/24 to 05/15/44	247,992,851	172,380,000
	2.95	(b)	12/31/18	01/02/19	200,000	200,000	200,032,778	U.S. Treasury Obligation, 0.13%, due 01/15/22	189,178,000	204,000,099

Total HSBC Securities (USA), Inc.						$369,000				$376,380,099

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	Treasury Money Market Master Portfolio

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, At Value
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.95%		12/31/18	01/02/19	$14,000	$14,000	$14,002,294	U.S. Treasury Obligations, 0.00% to 2.00%, due 07/31/19 to 08/15/31	$17,595,817	$14,280,001
Mufg Securities Americas Inc.	2.95		12/31/18	01/02/19	150,000	150,000	150,024,583	U.S. Treasury Obligations, 0.00% to 8.13%, due 05/15/21 to 05/15/47	154,169,500	153,000,058
Natixis SA	2.85		12/31/18	01/02/19	250,000	250,000	250,039,583	U.S. Treasury Obligations, 0.13% to 4.50%, due 02/29/20 to 02/15/36	256,473,500	255,000,069
	2.85	(b)	12/31/18	01/02/19	290,000	290,000	290,045,917	U.S. Treasury Obligations, 0.38% to 8.13%, due 01/31/19 to 02/15/48	293,725,800	295,800,067

Total Natixis SA						$540,000				$550,800,136

SG Americas Securities LLC	2.95		12/31/18	01/02/19	100,000	100,000	100,016,389	U.S. Treasury Obligations, 0.00% to 7.50%, due 01/03/19 to 05/15/47	74,004,400	102,000,027
TD Securities (USA) LLC	2.97		12/31/18	01/02/19	88,000	88,000	88,014,520	U.S. Treasury Obligation, 0.00%, due 01/15/19	90,415,300	89,760,004
Wells Fargo Securities LLC	2.95		12/31/18	01/02/19	800,000	800,000	800,131,111	U.S. Treasury Obligations, 0.00% to 3.00%, due 01/22/19 to 05/15/45	822,516,600	816,000,004

						$3,820,605				$3,897,029,320

(a)	Traded in a joint account.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Master Portfolio’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities(a)	$—	$8,101,064,752	$—	$8,101,064,752

(a)	See above Schedule of Investments for values in each security type.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Statements of Assets and Liabilities

December 31, 2018

	Money Market Master Portfolio	Treasury Money Market Master Portfolio

ASSETS
Investments at value — unaffiliated(a)	$35,572,745,973	$4,280,459,752
Repurchase agreements at value(b)	11,690,500,000	3,820,605,000
Cash	1,724,847	693,083
Interest receivable — unaffiliated	78,232,921	6,897,796

Total assets	47,343,203,741	8,108,655,631

LIABILITIES
Payables:
Investment advisory fees	2,870,399	474,356
Trustees’ fees	87,459	19,825
Investments purchased	—	55,708,270
Other accrued expenses	32,496	16,102

Total liabilities	2,990,354	56,218,553

NET ASSETS	$47,340,213,387	$8,052,437,078

NET ASSETS CONSIST OF
Investors’ capital	$47,340,827,637	$8,052,437,078
Net unrealized appreciation (depreciation)	(614,250)	—

NET ASSETS	$47,340,213,387	$8,052,437,078

(a) Investments at cost — unaffiliated	$35,573,360,223	$4,280,459,752
(b) Repurchase agreements at cost — unaffiliated	$11,690,500,000	$3,820,605,000

See notes to financial statements.

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended December 31, 2018

	Money Market Master Portfolio	Treasury Money Market Master Portfolio

INVESTMENT INCOME
Interest — unaffiliated	$1,096,871,059	$158,214,828

EXPENSES
Investment advisory	51,386,273	8,632,417
Independent Trustees	297,968	71,207
Professional	45,790	24,012
Miscellaneous	—	114

Total expenses	51,730,031	8,727,750
Fees waived and/or reimbursed by the Manager	(15,759,640)	(2,684,944)

Total expenses after fees waived and/or reimbursed	35,970,391	6,042,806

Net investment income	1,060,900,668	152,172,022

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from investments — unaffiliated	2,218,840	181,799
Net change in unrealized appreciation (depreciation) on investments — unaffiliated	(1,677,441)	—

Net realized and unrealized gain	541,399	181,799

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,061,442,067	$152,353,821

See notes to financial statements.

FINANCIAL STATEMENTS	27

Statements of Changes in Net Assets

	Money Market Master Portfolio		Treasury Money Market Master Portfolio
	Year Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,060,900,668	$632,107,641	$152,172,022	$63,669,544
Net realized gain	2,218,840	550,156	181,799	263,414
Net change in unrealized appreciation (depreciation)	(1,677,441)	(9,040,964)	—	—

Net increase in net assets resulting from operations	1,061,442,067	623,616,833	152,353,821	63,932,958

CAPITAL TRANSACTIONS
Proceeds from contributions	203,087,934,988	167,256,168,219	130,455,316,898	98,418,388,272
Value of withdrawals	(212,943,735,070)	(152,969,137,641)	(131,903,567,464)	(95,201,052,783)

Net increase (decrease) in net assets derived from capital share transactions	(9,855,800,082)	14,287,030,578	(1,448,250,566)	3,217,335,489

NET ASSETS
Total increase (decrease) in net assets	(8,794,358,015)	14,910,647,411	(1,295,896,745)	3,281,268,447
Beginning of year	56,134,571,402	41,223,923,991	9,348,333,823	6,067,065,376

End of year	$47,340,213,387	$56,134,571,402	$8,052,437,078	$9,348,333,823

See notes to financial statements.

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

	Money Market Master Portfolio

	Year Ended December 31,
	2018	2017	2016	2015	2014
Total Return
Total return	2.10%	1.23%	0.63%	0.21%	0.16%

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived	0.07%	0.07%	0.07%	0.07%	0.07%

Net investment income	2.06%	1.25%	0.60%	0.21%	0.16%

Supplemental Data
Net assets, end of year (000)	$47,340,213	$56,134,571	$41,223,924	$43,289,154	$40,846,687

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Financial Highlights  (continued)

	Treasury Money Market Master Portfolio

	Year Ended December 31,
	2018	2017	2016	2015	2014
Total Return
Total return	1.81%	0.84%	0.32%	0.03%	0.00%

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived and paid indirectly	0.07%	0.07%	0.07%	0.07%	0.06%

Net investment income	1.76%	0.87%	0.31%	0.04%	0.00%

Supplemental Data
Net assets, end of year (000)	$8,052,437	$9,348,334	$6,067,065	$3,450,181	$3,857,554

See notes to financial statements.

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Money Market Master Portfolio and Treasury Money Market Master Portfolio (each, a “Master Portfolio” and together, the “Master Portfolios”), are each a series of MIP. Each Master Portfolio is classified as diversified. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to two series of MIP.

Treasury Money Market Master Portfolio operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Master Portfolio is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Master Portfolio’s weekly liquid assets.

BlackRock Cash Funds: Institutional, the sole feeder fund into Money Market Master Portfolio, prices and transacts in its shares at a NAV per share calculated to four decimal places, reflecting market-based values of its portfolio holdings (i.e., at a “floating” NAV).

With respect to Money Market Master Portfolio, the Board is permitted to impose a liquidity fee of up to 2% of the value of shares redeemed or temporarily restrict redemptions from Money Market Master Portfolio for up to 10 business days during a 90 day period, in the event that Money Market Master Portfolio’s weekly liquid assets fall below certain thresholds.

The Master Portfolios, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Liquidity Fees: Any liquidity fees imposed on the value of shares redeemed in the event that Money Market Master Portfolio’s weekly liquid assets fall below certain thresholds are recorded as paid-in-capital. The liquidity fees are collected and retained by Money Market Master Portfolio for the benefit of Money Market Master Portfolio’s remaining shareholders.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Master Portfolios.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Master Portfolios.

Indemnifications: In the normal course of business, a Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. A Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to a Master Portfolio are charged to that Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies (Money Market Master Portfolio): The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of 5:00 p.m. (Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Investment Valuation Policies (Treasury Money Market Master Portfolio): U.S. GAAP defines fair value as the price the Master Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Master Portfolio seeks to maintain the NAV per share of its feeder funds at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Money Market Master Portfolio’s assets and liabilities:

•

Investments are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Master Portfolio has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Master Portfolio’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repurchase arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for a Master Portfolio and its counterparties. Typically, a Master Portfolio and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or a Master Portfolio, respectively. A Master Portfolio, along with other registered investment companies advised by the Manager, may transfer uninvested cash into a single joint trading account which is then invested in one or more repurchase agreements.

In the event the counterparty defaults and the fair value of the collateral declines, a Master Portfolio could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a Master Portfolio under Master Repurchase Agreements (each, an “MRA”). The MRA permits a Master Portfolio, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, a Master Portfolio receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, a Master Portfolio would recognize a liability with respect to such excess collateral. The liability reflects a Master Portfolio’s obligation under bankruptcy law to return the excess to the counterparty.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of each Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolios’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Master Portfolio.

For such services, each Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.10% of the average daily value of each Master Portfolio’s net assets.

Administration: MIP, on behalf of the Master Portfolios, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Master Portfolios’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolios.

BAL is not entitled to compensation for providing administration services to the Master Portfolios, for so long as BAL is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolios, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolios.

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Expense Waivers and Reimbursements: The Manager contractually agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.03% of the average daily value of each Master Portfolio’s net assets through April 30, 2019. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2018, the amounts waived were as follows:

Money Market Master Portfolio	$15,415,882
Treasury Money Market Master Portfolio	2,589,725

The Manager has also voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees to enable the feeders that invest in the Master Portfolios to maintain minimum levels of daily net investment income if applicable. The Manager may discontinue the voluntary waiver at any time. For the year ended December 31, 2018, there were no fees waived and/or reimbursed by the Manager under this agreement.

The fees and expenses of MIP’s Trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolios’ independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolios. BAL has contractually agreed to reimburse the Master Portfolios or provide an offsetting credit against the administration fees paid by the Master Portfolios in an amount equal to these independent expenses through April 30, 2019. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2018, the amounts waived were as follows:

Money Market Master Portfolio	$343,758
Treasury Money Market Master Portfolio	95,219

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Master Portfolio’s investment policies and restrictions. Each Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2018, the Master Portfolios did not participate in the Interfund Lending Program.

Trustees and Officers: Certain Trustees and/or officers of the MIP are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolios may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2018, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
Money Market Master Portfolio	$2,000,000	$382,822,000

6.	INCOME TAX INFORMATION

Treasury Money Market Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. Treasury Money Market Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Treasury Money Market Master Portfolio as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

Money Market Master Portfolio is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master Portfolio is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so the owner of the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

7.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (continued)

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Master Portfolio’s ability to buy or sell bonds. As a result, a Master Portfolio may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Master Portfolio needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Master Portfolios invest in securities or other instruments and may enter into certain transactions, and such activities subject each Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Master Portfolio’s prospectus provides details of the risks to which each Master Portfolio is subject.

Counterparty Credit Risk: The Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Master Portfolios.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Master Investment Portfolio and the Investors of Money Market Master Portfolio and Treasury Money Market Master Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Money Market Master Portfolio and Treasury Money Market Master Portfolio (two of the series constituting Master Investment Portfolio, hereafter collectively referred to as the “Master Portfolios”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Master Portfolios as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Master Portfolios’ management. Our responsibility is to express an opinion on the Master Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Master Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 14, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	35

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Rodney D. Johnson 1941	Chair of the Board (d) and Trustee (Since 2009)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	24 RICs consisting of 138 Portfolios	None
Mark Stalnecker 1951	Chair Elect of the Board (Since 2018) (d) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	24 RICs consisting of 138 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (PCRI) since 2017.	24 RICs consisting of 138 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	24 RICs consisting of 138 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	24 RICs consisting of 138 Portfolios	None
Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	24 RICs consisting of 138 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	24 RICs consisting of 138 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee (Since 2009)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	24 RICs consisting of 138 Portfolios	None

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	24 RICs consisting of 138 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	24 RICs consisting of 138 Portfolios	None
Frederick W. Winter 1945	Trustee (Since 2009)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	24 RICs consisting of 138 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	37

Trustee and Officer Information  (continued)

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Member of the Board of Managers of BlackRock Investments, LLC since 2011; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	127 RICs consisting of 304 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 304 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has approved extending the mandatory retirement age for Rodney D. Johnson until December 31, 2018.

(c) In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, certain Independent Trustees were elected to the Board. As a result, although the chart shows certain Independent Trustees as joining the Board in 2009, those Independent Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(d) Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2009)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock , Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about the Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 626-1960.

At a special meeting of shareholders held on November 21, 2018, each Fund’s shareholders and each Master Portfolio’s interestholders elected Trustees who took office on January 1, 2019. The newly-elected Trustees include ten former Trustees and five individuals who served as directors/trustees of the funds in the BlackRock Equity-Bond Complex. Information regarding the individuals who began serving as Trustees effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors LLC

Wilmington, DE 19809

Custodian and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

State Street Bank and Trust Company

North Quincy, MA 20171

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust/MIP

400 Howard Street

San Francisco, CA 94105

TRUSTEE AND OFFICER INFORMATION	39

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of each Trust. The newly elected Trustees took office effective January 1, 2019.

Shareholders approved the Trustees* of BlackRock Funds III with voting results as follows:

	Votes For	Votes Withheld
Bruce R. Bond	74,530,043,622	332,513,579
Susan J. Carter	74,632,807,465	229,749,735
Collette Chilton	74,606,070,125	256,487,076
Neil A. Cotty	74,519,888,492	342,668,709
Robert Fairbairn	74,487,805,275	374,751,925
Lena G. Goldberg	74,560,684,153	301,873,047
Robert M. Hernandez	74,552,443,194	310,114,006
Henry R. Keizer	74,581,539,095	281,018,105
Cynthia A. Montgomery	74,593,918,281	268,638,919
Donald C. Opatrny	74,537,022,996	325,534,205
John M. Perlowski	74,513,534,069	349,023,132
Joseph P. Platt	74,562,906,468	299,650,732
Mark Stalnecker	74,563,261,799	299,295,401
Kenneth L. Urish	74,524,944,737	337,612,464
Claire A. Walton	74,595,571,180	266,986,021

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as trustees for other BlackRock-advised equity, multi-asset, index and money market funds.

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of each Trust. The newly elected Trustees took office effective January 1, 2019.

Shareholders approved the Trustees* of Master Investment Portfolio with voting results as follows:

	Votes For	Votes Withheld	Votes Abstained
Bruce R. Bond	114,235,868,542	568,012,891	641,786,714
Susan J. Carter	114,644,969,512	314,986,585	485,712,049
Collette Chilton	114,535,742,702	412,456,983	497,468,461
Neil A. Cotty	114,294,090,740	648,797,018	502,780,388
Robert Fairbairn	114,073,048,324	869,686,392	502,933,430
Lena G. Goldberg	114,462,170,860	487,956,046	495,541,240
Robert M. Hernandez	114,478,389,572	461,883,856	505,394,718
Henry R. Keizer	114,350,013,418	592,432,169	503,222,560
Cynthia A. Montgomery	114,570,515,635	380,167,878	494,984,633
Donald C. Opatrny	114,233,094,017	712,297,050	500,277,079
John M. Perlowski	114,154,454,706	787,250,166	503,963,275
Joseph P. Platt	114,347,337,899	591,983,810	506,346,437
Mark Stalnecker	114,353,522,475	588,157,237	503,988,435
Kenneth L. Urish	114,294,097,454	648,416,164	503,154,528
Claire A. Walton	114,578,394,936	379,651,521	487,621,690

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as trustees for other BlackRock-advised equity, multi-asset, index and money market funds.

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (888) 204-3956.

Availability of Quarterly Schedule of Investments

The Funds/Master Portfolios file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 626-1960.

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds/Master Portfolios use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 626-1960; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds/Master Portfolios voted proxies relating to securities held in the Funds’/Master Portfolios’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com, or by calling (800) 626-1960; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Important Fund Information

The following applies to BlackRock Cash Funds: Institutional and its corresponding Master Portfolio: This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund at any time. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

The following applies to BlackRock Cash Funds: Treasury and its corresponding Master Portfolio: This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund at any time. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

Glossary of Terms Used in this Report

Portfolio Abbreviations

RB	Revenue Bonds
VRDN	Variable Rate Demand Notes

ADDITIONAL INFORMATION / GLOSSARY OF TERMS USED IN THIS REPORT	41

MMF3-12/18-AR

DECEMBER 31, 2018

ANNUAL REPORT

BlackRock Funds III

➢	BlackRock LifePath® Dynamic Retirement Fund
➢	BlackRock LifePath® Dynamic 2020 Fund
➢	BlackRock LifePath® Dynamic 2030 Fund
➢	BlackRock LifePath® Dynamic 2040 Fund
➢	BlackRock LifePath® Dynamic 2050 Fund
➢	BlackRock LifePath® Dynamic 2060 Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call 1-800-441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended December 31, 2018, concerns about a variety of political risks and a modest slowdown in global growth worked against the equity market despite solid corporate earnings, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy for most of the reporting period, risk-taking declined sharply later in the reporting period. As a result, bonds held their value better than stocks, which posted negative returns across the globe. Shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased. This led to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession. However, given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds posted flat returns, and high-yield bonds declined slightly. Recent sell-offs in risk assets have flattened asset returns along the risk spectrum somewhat, which bears further scrutiny in the months ahead.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. By our estimation, the Fed’s neutral interest rate, or the theoretical rate that is neither stimulative nor restrictive to the economy, is approximately 3.0%. With that perspective, the Fed’s current policy is still mildly stimulative to the U.S. economy, which leaves room for further Fed rate hikes to arrive at monetary policy that is a neutral factor for economic growth.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. This was accompanied by a broad based risk-off in December — which was the worst December performance on record since 1931. Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low.

Economic growth and global earnings are likely to slow somewhat in 2019 — the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. Trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. Going into 2019, we also favor short-term bonds over long-term bonds because they offer nearly equivalent yields with far lower volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(6.85)%	(4.38)%
U.S. small cap equities (Russell 2000® Index)	(17.35)	(11.01)
International equities (MSCI Europe, Australasia, Far East Index)	(11.35)	(13.79)
Emerging market equities (MSCI Emerging Markets Index)	(8.48)	(14.57)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.06	1.87
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	2.72	(0.03)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.65	0.01
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.38	1.36
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.24)	(2.08)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2018	BlackRock LifePath® Dynamic Funds

Portfolio Management Commentary

How did each Fund perform?

The LifePath® Dynamic Funds with target dates of 2020, 2030, 2040, 2050 and 2060 and the LifePath® Dynamic Retirement Fund (together, the “LifePath Dynamic Funds”) invest in their respective LifePath® Dynamic Master Portfolio.

For the 12-month period ended December 31, 2018, the LifePath Dynamic Retirement Fund and the LifePath Dynamic Funds with target dates of 2040, 2050 and 2060 underperformed their respective custom benchmarks, except for the LifePath Dynamic Retirement Fund’s Class K Shares, which performed in line with its custom benchmark. For the LifePath Dynamic Fund with a target date of 2020, all share classes underperformed its respective custom benchmark except for Class K Shares, which outperformed its custom benchmark. For the LifePath Dynamic Fund with a target date of 2030, all share classes underperformed its respective custom benchmark except for Institutional and Class K Shares, which outperformed its custom benchmark. The returns for the LifePath Dynamic Funds include Fund expenses. The custom benchmarks have no expenses associated with performance.

What factors influenced performance?

At an investment strategy level, tactical asset allocation was the largest contributor to active returns, followed by Active Stock Master Portfolio (a U.S. equity strategy) and active real estate strategies. BlackRock Tactical Opportunities Fund (a global macro strategy) also contributed. In terms of tactical asset allocation, the largest contributor was an underweight to U.S. 30-year bond futures, followed by an underweight to the euro and U.S. equities relative to French and German equities.

The largest detractor from active returns was International Tilts Master Portfolio (an international equity strategy), followed by BlackRock Commodity Strategies Fund. Given International Tilts Master Portfolio’s larger allocation in the later dated vintages, this acted as a more significant detractor from active returns in the later vintages than in the early vintages. BlackRock Commodity Strategy Fund detracted from the LifePath Dynamic Funds’ performance during the first quarter of 2018, before the LifePath Dynamic Funds sold the position when the strategic asset allocation (also referred to as the glidepath) removed commodities from its asset mix. Additional detractors included BlackRock Advantage Emerging Markets Fund and CoreAlpha Bond Master Portfolio. In terms of tactical asset allocation, an overweight to U.S. and Japanese equities in the fourth quarter weighed on returns.

Describe recent portfolio activity.

Each LifePath Dynamic Fund has its own time horizon, which affects its acceptable level of risk and, in turn, the strategic allocation of its holdings across asset classes. On a quarterly basis, the strategic allocation of each LifePath Dynamic Fund is systematically adjusted to reflect the shareholders’ remaining investment time horizon. The LifePath Dynamic Funds entered the period with a tactical underweight to U.S. 30-year bond futures as an expression of the investment adviser’s macro theme of Global Reflation. As the period advanced, the investment adviser reduced the risk allocated to this theme given a moderation in economic data, and increased the risk allocated to themes focused on the tightening in U.S. financial conditions and expectations of gradualism in Europe. In the United States, the investment adviser’s view was that financial conditions would revert to a tighter level as policymakers across the globe moved in a more hawkish direction in response to continued economic strength.

As the year progressed and financial conditions tightened, pushing bond yields higher, the LifePath Dynamic Funds closed out of their underweight position in U.S. fixed income at a profit. In Europe, the investment adviser expected growth and inflation data — and, importantly, policy actions by the European Central Bank — to proceed at a more gradual pace than markets were anticipating. To express the theme, the LifePath Dynamic Funds held an underweight in euros and an overweight in French and German equities against U.S. equities. By late May, the LifePath Dynamic Funds took profits on the theme following renewed dovishness from central banks. In the context of central banks unwinding their balance sheets and normalizing policy, two new macro themes were introduced to the LifePath Dynamic Funds in the third quarter: Australian Convergence and European Central Bank Withdrawal. These themes were initiated with the belief that the deceleration in global growth was largely due to transient factors and that markets were overly dovish about the forward path of monetary policy in those regions. These views were primarily expressed through long exposures to the Australian dollar and the euro. Toward year end, as markets experienced a rise in volatility, internal research indicated that markets were overreacting to the deterioration in the global growth outlook. Accordingly, long positions in U.S. equities were added to the LifePath Dynamic Funds as a continuation of the Global Reflation theme.

Describe portfolio positioning at period end.

At period end, each of the LifePath Dynamic Funds was invested according to its respective strategic allocation benchmark within tolerance limits.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Glide Path Evolution

Under normal circumstances, the asset allocation of each LifePath Dynamic Fund will change over time according to a “glide path” as each LifePath Dynamic Fund approaches its respective target date. The glide path represents the shifting of asset classes over time. Each LifePath Dynamic Fund’s asset mix becomes more conservative — prior to retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of each LifePath Dynamic Fund, which may be a primary source of income after retirement. As each LifePath Dynamic Fund approaches its target date, its asset allocation will shift so that it invests a greater percentage of its assets in fixed-income funds. The asset allocation targets are established by the portfolio managers. The investment committee, including the portfolio managers, meets regularly to assess market conditions, review the asset allocation targets of each LifePath Dynamic Fund, and determine whether any changes are required to enable each LifePath Dynamic Fund to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BlackRock Fund Advisors (“BFA” or the ”Manager”) may adjust the allocation to equity and fixed-income in each LifePath Dynamic Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of each LifePath Dynamic Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect a LifePath Dynamic Fund or achieve its investment objective.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018	BlackRock LifePath Dynamic Retirement Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic Retirement Fund (“LifePath Dynamic Retirement Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic Retirement Fund will be broadly diversified across global asset classes.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic Retirement Fund Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	Cohen & Steers Realty Majors Index	Bloomberg Commodity Index (a)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
01/01/08 to 12/31/08	53.0%	9.0%	1.3%	N/A	1.3%	11.4%	N/A	N/A	4.1%	18.0%	1.9%
01/01/09 to 12/31/09	52.9	9.1	N/A	N/A	1.6	10.8	N/A	N/A	4.7	18.7	2.2
01/01/10 to 12/31/10	52.9	9.1	N/A	N/A	1.1	10.8	N/A	N/A	5.0	18.9	2.2
01/01/11 to 12/31/11	52.9	9.1	N/A	N/A	0.8	11.3	8.6%	1.7%	2.8	11.6	1.2
01/01/12 to 12/31/12	52.9	9.1	N/A	1.0%	0.3	11.3	21.2	4.2	N/A	N/A	N/A
01/01/13 to 12/31/13	52.9	9.1	N/A	3.7	0.1	10.1	19.7	4.4	N/A	N/A	N/A
01/01/14 to 12/31/14	52.6	9.0	N/A	3.8	0.2	10.2	19.9	4.3	N/A	N/A	N/A
01/01/15 to 12/31/15	51.2	8.8	N/A	3.8	0.5	11.0	21.0	3.8	N/A	N/A	N/A
01/01/16 to 12/31/16	51.2	8.8	N/A	3.7	0.5	11.3	20.9	3.7	N/A	N/A	N/A
01/01/17 to 12/31/17	51.2	8.8	N/A	3.7	0.5	11.2	20.3	4.2	N/A	N/A	N/A
01/01/18 to 12/31/18	51.2	8.8	N/A	N/A	0.5	13.7	21.8	4.0	N/A	N/A	N/A

(a)	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Fund Performance” on page 16 for descriptions of the indexes.

FUND SUMMARY	5

Fund Summary as of December 31, 2018 (continued)	BlackRock LifePath Dynamic Retirement Fund

Performance Summary for the Period Ended December 31, 2018

		Average Annual Total Returns (a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(4.03)%	(3.68)%	N/A	3.28%	N/A	6.19%	N/A
Investor A	(4.12)	(3.93)	(8.97)%	3.04	1.93%	5.93	5.36%
Investor C	(4.45)	(4.67)	(5.55)	2.24	2.24	5.08	5.08
Class K	(3.91)	(3.47)	N/A	3.57	N/A	6.51	N/A
Class R	(4.17)	(4.11)	N/A	2.80	N/A	5.64	N/A
LifePath Dynamic Retirement Fund Custom Benchmark	(3.15)	(3.45)	N/A	3.23	N/A	6.26	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	1.65	0.01	N/A	2.52	N/A	3.48	N/A
Bloomberg Barclays U.S. TIPS Index (Series L)	(1.24)	(1.26)	N/A	1.69	N/A	3.64	N/A
Bloomberg Commodity Index	(11.24)	(11.25)	N/A	(8.80)	N/A	(3.78)	N/A
FTSE EPRA Nareit Developed Index	(5.97)	(5.63)	N/A	4.34	N/A	9.65	N/A
MSCI ACWI ex USA IMI Index	(11.53)	(14.76)	N/A	0.85	N/A	6.97	N/A
Russell 1000® Index	(7.42)	(4.78)	N/A	8.21	N/A	13.28	N/A
Russell 2000® Index	(17.35)	(11.01)	N/A	4.41	N/A	11.97	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distributions and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018	BlackRock LifePath Dynamic 2020 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2020 Fund (“LifePath Dynamic 2020 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2020 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2020 Fund Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	Cohen & Steers Realty Majors Index	Bloomberg Commodity Index (a)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
01/01/08 to 12/31/08	31.6%	5.1%	2.2%	N/A	2.2%	18.4%	N/A	N/A	5.8%	32.0%	2.7%
01/01/09 to 12/31/09	33.8	5.5	N/A	N/A	4.8	16.9	N/A	N/A	5.8	30.4	2.8
01/01/10 to 12/31/10	35.2	5.7	N/A	N/A	4.0	16.5	N/A	N/A	5.8	30.2	2.6
01/01/11 to 12/31/11	36.9	6.0	N/A	N/A	3.6	16.6	13.1%	1.5%	3.3	17.6	1.4
01/01/12 to 12/31/12	39.0	6.3	N/A	1.0%	3.2	15.9	31.0	3.6	N/A	N/A	N/A
01/01/13 to 12/31/13	40.8	6.6	N/A	3.8	2.8	14.5	27.8	3.7	N/A	N/A	N/A
01/01/14 to 12/31/14	42.0	6.8	N/A	3.8	2.6	14.4	26.7	3.7	N/A	N/A	N/A
01/01/15 to 12/31/15	40.4	6.7	N/A	3.8	2.9	15.3	27.5	3.4	N/A	N/A	N/A
01/01/16 to 12/31/16	42.1	7.0	N/A	3.7	2.7	14.9	26.2	3.3	N/A	N/A	N/A
01/01/17 to 12/31/17	45.5	8.8	N/A	3.7	1.6	14.0	23.8	3.9	N/A	N/A	N/A
01/01/18 to 12/31/18	47.5	7.9	N/A	N/A	1.0	15.5	24.2	3.9	N/A	N/A	N/A

(a)	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Fund Performance” on page 16 for descriptions of the indexes.

FUND SUMMARY	7

Fund Summary as of December 31, 2018 (continued)	BlackRock LifePath Dynamic 2020 Fund

Performance Summary for the Period Ended December 31, 2018

		Average Annual Total Returns (a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(4.46)%	(3.92)%	N/A	3.61%	N/A	7.22%	N/A
Investor A	(4.54)	(4.11)	(9.14)%	3.37	2.26%	6.95	6.38%
Investor C	(4.92)	(4.89)	(5.77)	2.56	2.56	6.08	6.08
Class K	(4.30)	(3.71)	N/A	3.88	N/A	7.54	N/A
Class R	(4.65)	(4.40)	N/A	3.12	N/A	6.64	N/A
LifePath Dynamic 2020 Fund Custom Benchmark	(3.56)	(3.80)	N/A	3.56	N/A	7.49	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	1.65	0.01	N/A	2.52	N/A	3.48	N/A
Bloomberg Barclays U.S. TIPS Index (Series L)	(1.24)	(1.26)	N/A	1.69	N/A	3.64	N/A
Bloomberg Commodity Index	(11.24)	(11.25)	N/A	(8.80)	N/A	(3.78)	N/A
FTSE EPRA Nareit Developed Index	(5.97)	(5.63)	N/A	4.34	N/A	9.65	N/A
MSCI ACWI ex USA IMI Index	(11.53)	(14.76)	N/A	0.85	N/A	6.97	N/A
Russell 1000® Index	(7.42)	(4.78)	N/A	8.21	N/A	13.28	N/A
Russell 2000® Index	(17.35)	(11.01)	N/A	4.41	N/A	11.97	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distributions and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018	BlackRock LifePath Dynamic 2030 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2030 Fund (“LifePath Dynamic 2030 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2030 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2030 Fund Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	Cohen & Steers Realty Majors Index	Bloomberg Commodity Index (a)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
01/01/08 to 12/31/08	19.0%	2.8%	5.5%	N/A	N/A	22.4%	N/A	N/A	6.9%	40.2%	3.2%
01/01/09 to 12/31/09	21.0	3.1	N/A	N/A	7.0%	21.0	N/A	N/A	6.6	38.2	3.1
01/01/10 to 12/31/10	22.0	3.2	N/A	N/A	6.3	20.7	N/A	N/A	6.4	38.6	2.8
01/01/11 to 12/31/11	23.5	3.4	N/A	N/A	6.0	20.9	17.0%	1.3%	3.7	22.6	1.6
01/01/12 to 12/31/12	25.8	3.8	N/A	1.0%	6.0	20.2	40.2	3.0	N/A	N/A	N/A
01/01/13 to 12/31/13	27.6	4.0	N/A	3.9	5.7	19.3	36.6	2.9	N/A	N/A	N/A
01/01/14 to 12/31/14	27.5	4.0	N/A	3.9	6.1	19.8	35.8	2.9	N/A	N/A	N/A
01/01/15 to 12/31/15	21.8	3.4	N/A	3.9	7.7	22.2	38.5	2.5	N/A	N/A	N/A
01/01/16 to 12/31/16	6.9	3.6	N/A	3.9	7.6	21.9	37.1	2.5	N/A	N/A	N/A
01/01/17 to 12/31/17	25.9	4.0	N/A	3.9	7.4	21.4	35.1	2.4	N/A	N/A	N/A
01/01/18 to 12/31/18	27.1	4.2	N/A	N/A	7.5	22.5	36.2	2.5	N/A	N/A	N/A

(a)	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Fund Performance” on page 16 for descriptions of the indexes.

FUND SUMMARY	9

Fund Summary as of December 31, 2018 (continued)	BlackRock LifePath Dynamic 2030 Fund

Performance Summary for the Period Ended December 31, 2018

		Average Annual Total Returns (a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(6.39)%	(5.48)%	N/A	4.23%	N/A	8.26%	N/A
Investor A	(6.46)	(5.69)	(10.64)%	3.98	2.86%	7.99	7.41%
Investor C	(6.93)	(6.53)	(7.36)	3.15	3.15	7.07	7.07
Class K	(6.28)	(5.28)	N/A	4.52	N/A	8.60	N/A
Class R	(6.58)	(5.92)	N/A	3.74	N/A	7.65	N/A
LifePath Dynamic 2030 Fund Custom Benchmark	(5.69)	(5.61)	N/A	4.11	N/A	8.65	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	1.65	0.01	N/A	2.52	N/A	3.48	N/A
Bloomberg Barclays U.S. TIPS Index (Series L)	(1.24)	(1.26)	N/A	1.69	N/A	3.64	N/A
Bloomberg Commodity Index	(11.24)	(11.25)	N/A	(8.80)	N/A	(3.78)	N/A
FTSE EPRA Nareit Developed Index	(5.97)	(5.63)	N/A	4.34	N/A	9.65	N/A
MSCI ACWI ex USA IMI Index	(11.53)	(14.76)	N/A	0.85	N/A	6.97	N/A
Russell 1000® Index	(7.42)	(4.78)	N/A	8.21	N/A	13.28	N/A
Russell 2000® Index	(17.35)	(11.01)	N/A	4.41	N/A	11.97	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distributions and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018	BlackRock LifePath Dynamic 2040 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2040 Fund (“LifePath Dynamic 2040 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2040 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2040 Fund Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	Cohen & Steers Realty Majors Index	Bloomberg Commodity Index (a)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
01/01/08 to 12/31/08	9.1%	0.5%	3.2%	N/A	3.2%	25.8%	N/A	N/A	7.7%	46.9%	3.6%
01/01/09 to 12/31/09	10.4	1.1	N/A	N/A	8.8	24.5	N/A	N/A	7.2	44.6	3.4
01/01/10 to 12/31/10	11.2	1.1	N/A	N/A	8.1	24.2	N/A	N/A	6.9	45.5	3.0
01/01/11 to 12/31/11	12.7	1.3	N/A	N/A	7.9	24.5	20.1%	1.2%	4.0	26.6	1.7
01/01/12 to 12/31/12	15.3	1.6	N/A	1.0%	8.2	23.7	47.7	2.5	N/A	N/A	N/A
01/01/13 to 12/31/13	17.3	1.7	N/A	3.9	8.1	23.1	43.6	2.3	N/A	N/A	N/A
01/01/14 to 12/31/14	16.1	1.6	N/A	3.9	9.0	24.2	42.9	2.3	N/A	N/A	N/A
01/01/15 to 12/31/15	5.7	0.7	N/A	4.1	12.1	28.1	47.3	2.0	N/A	N/A	N/A
01/01/16 to 12/31/16	6.9	0.9	N/A	4.1	12.1	28.0	37.1	2.5	N/A	N/A	N/A
01/01/17 to 12/31/17	9.2	1.2	N/A	4.1	12.3	27.6	44.5	1.2	N/A	N/A	N/A
01/01/18 to 12/31/18	10.3	1.4	N/A	N/A	12.8	28.2	46.0	1.3	N/A	N/A	N/A

(a)	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Fund Performance” on page 16 for descriptions of the indexes.

FUND SUMMARY	11

Fund Summary as of December 31, 2018 (continued)	BlackRock LifePath Dynamic 2040 Fund

Performance Summary for the Period Ended December 31, 2018

		Average Annual Total Returns (a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(8.40)%	(7.49)%	N/A	4.57%	N/A	8.98%	N/A
Investor A	(8.49)	(7.70)	(12.55)%	4.31	3.19%	8.72	8.13%
Investor C	(8.82)	(8.47)	(9.28)	3.50	3.50	7.78	7.78
Class K	(8.31)	(7.31)	N/A	4.83	N/A	9.33	N/A
Class R	(8.59)	(7.92)	N/A	4.08	N/A	8.35	N/A
LifePath Dynamic 2040 Fund Custom Benchmark	(7.44)	(7.12)	N/A	4.53	N/A	9.56	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	1.65	0.01	N/A	2.52	N/A	3.48	N/A
Bloomberg Barclays U.S. TIPS Index (Series L)	(1.24)	(1.26)	N/A	1.69	N/A	3.64	N/A
Bloomberg Commodity Index	(11.24)	(11.25)	N/A	(8.80)	N/A	(3.78)	N/A
FTSE EPRA Nareit Developed Index	(5.97)	(5.63)	N/A	4.34	N/A	9.65	N/A
MSCI ACWI ex USA IMI Index	(11.53)	(14.76)	N/A	0.85	N/A	6.97	N/A
Russell 1000® Index	(7.42)	(4.78)	N/A	8.21	N/A	13.28	N/A
Russell 2000® Index	(17.35)	(11.01)	N/A	4.41	N/A	11.97	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distributions and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018	BlackRock LifePath Dynamic 2050 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2050 Fund (“LifePath Dynamic 2050 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2050 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2050 Fund Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Commodity Index (a)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
01/01/08 to 12/31/08	1.0%	N/A	3.6%	30.4%	N/A	N/A	10.5%	49.7%	4.8%
01/01/09 to 12/31/09	1.0	N/A	9.1	28.3	N/A	N/A	9.5	47.5	4.6
01/01/10 to 12/31/10	1.1	N/A	9.8	27.4	N/A	N/A	7.6	50.7	3.4
01/01/11 to 12/31/11	2.7	N/A	9.7	27.6	22.8%	1.1%	4.4	29.9	1.8
01/01/12 to 12/31/12	5.9	1.0%	10.2	26.8	54.0	2.1	N/A	N/A	N/A
01/01/13 to 12/31/13	8.2	4.0	10.1	26.3	49.6	1.8	N/A	N/A	N/A
01/01/14 to 12/31/14	8.2	3.9	11.0	27.3	47.8	1.8	N/A	N/A	N/A
01/01/15 to 12/31/15	1.0	4.2	13.7	29.9	49.2	2.0	N/A	N/A	N/A
01/01/16 to 12/31/16	1.0	4.4	14.1	30.3	48.3	1.8	N/A	N/A	N/A
01/01/17 to 12/31/17	1.0	4.3	15.3	30.9	47.5	1.0	N/A	N/A	N/A
01/01/18 to 12/31/18	1.2	N/A	16.0	31.7	50.1	1.0	N/A	N/A	N/A

(a)	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Fund Performance” on page 16 for descriptions of the indexes.

FUND SUMMARY	13

Fund Summary as of December 31, 2018 (continued)	BlackRock LifePath Dynamic 2050 Fund

Performance Summary for the Period Ended December 31, 2018

		Average Annual Total Returns (a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(8.97)%	(8.27)%	N/A	4.69%	N/A	9.54%	N/A
Investor A	(9.15)	(8.51)	(13.31)%	4.43	3.31%	9.27	8.68%
Investor C	(9.49)	(9.25)	(10.04)	3.61	3.61	8.31	8.31
Class K	(8.91)	(8.11)	N/A	4.96	N/A	9.88	N/A
Class R	(9.23)	(8.74)	N/A	4.19	N/A	8.89	N/A
LifePath Dynamic 2050 Fund Custom Benchmark	(8.43)	(8.02)	N/A	4.67	N/A	10.24	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	1.65	0.01	N/A	2.52	N/A	3.48	N/A
Bloomberg Commodity Index	(11.24)	(11.25)	N/A	(8.80)	N/A	(3.78)	N/A
FTSE EPRA Nareit Developed Index	(5.97)	(5.63)	N/A	4.34	N/A	9.65	N/A
MSCI ACWI ex USA IMI Index	(11.53)	(14.76)	N/A	0.85	N/A	6.97	N/A
Russell 1000® Index	(7.42)	(4.78)	N/A	8.21	N/A	13.28	N/A
Russell 2000® Index	(17.35)	(11.01)	N/A	4.41	N/A	11.97	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distributions and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018	BlackRock LifePath Dynamic 2060 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2060 Fund (“LifePath Dynamic 2060 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2060 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2060 Fund Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

(c)	Commencement of operations.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Commodity Index	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index
05/31/17 to 12/31/17	1.00%	4.34%	15.26%	30.94%	47.50%	0.95%
01/01/18 to 12/31/18	1.00	N/A	16.14	31.81	50.07	0.98

See “About Fund Performance” on page 16 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2018

		Average Annual Total Returns (a)
		1 Year		Since Inception (b)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(9.28)%	(8.64)%	N/A	1.29%	N/A
Investor A	(9.45)	(8.90)	(13.68)%	1.02	(2.32)%
Investor C	(9.71)	(9.60)	(10.45)	0.25	0.25
Class K	(9.18)	(8.45)	N/A	1.49	N/A
Class R	(9.50)	(9.05)	N/A	0.83	N/A
LifePath Dynamic 2060 Fund Custom Benchmark	(8.47)	(8.06)	N/A	1.24	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	1.65	0.01	N/A	0.72	N/A
Bloomberg Commodity Index	(11.24)	(11.25)	N/A	(3.12)	N/A
FTSE EPRA Nareit Developed Index	(5.97)	(5.63)	N/A	0.05	N/A
MSCI ACWI ex USA IMI Index	(11.53)	(14.76)	N/A	(2.78)	N/A
Russell 1000® Index	(7.42)	(4.78)	N/A	4.22	N/A
Russell 2000® Index	(17.35)	(11.01)	N/A	0.33	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distributions and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees.

(b)	The LifePath Dynamic Fund commenced operations on May 31, 2017.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	15

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the LifePath Dynamic Funds adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and thereafter, investors will be subject to lower ongoing fees. Investor C Shares’ performance shown prior to the Investor C Shares’ inception date of May 3, 2010 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Investor C Shares’ fees.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Class R Shares’ performance shown prior to the Class R Shares’ inception date of May 3, 2010 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Class R Shares’ fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of administration, service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (“BAL” or the “Administrator”), each LifePath Dynamic Fund’s administrator, has contractually agreed to waive and/or reimburse a portion of each LifePath Dynamic Fund’s expenses. Without such waiver and/or reimbursement, each LifePath Dynamic Fund’s performance would have been lower. The Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 4 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The LifePath Dynamic Funds’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Dynamic Fund’s asset classes according to their weightings as of the most recent quarter-end. The weightings of the various indexes that are included in the LifePath Dynamic Funds’ custom benchmarks are adjusted quarterly to reflect the LifePath Dynamic Funds’ changing asset allocations over time. As of December 31, 2018, the following indexes are used to calculate the LifePath Dynamic Funds’ custom benchmarks: Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L), Bloomberg Commodity Index, FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000® Index and Russell 2000® Index, as applicable.

The Bloomberg Barclays U.S. Aggregate Bond Index is a widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity. The Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L) is an unmanaged index that measures the performance of the inflation-protected public obligations of the U.S. Treasury. The Bloomberg Commodity Index is a broadly diversified index that allows investors to track commodity futures through a single, simple measure. The FTSE EPRA Nareit Developed Index is a global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe, and Asia. The MSCI ACWI ex USA IMI Index is a free float-adjusted market capitalization weighted index that measures the equity market performance of the developed (excluding the U.S.) and emerging investable market universe. The Russell 1000® Index is an index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The Russell 1000® Index represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Russell 2000® Index is an unmanaged index that is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of each LifePath Dynamic Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on July 1, 2018 and held through December 31, 2018) are intended to assist shareholders both in calculating expenses based on an investment in a LifePath Dynamic Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their LifePath Dynamic Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each LifePath Dynamic Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a LifePath Dynamic Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual			Hypothetical (b)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio

LifePath Dynamic Retirement Fund
Institutional	$1,000.00	$959.70	$2.77	$1,000.00	$1,022.38	$2.85	0.56%
Investor A	1,000.00	958.80	4.00	1,000.00	1,021.12	4.13	0.81
Investor C	1,000.00	955.50	7.94	1,000.00	1,017.09	8.19	1.61
Class K	1,000.00	960.90	1.78	1,000.00	1,023.39	1.84	0.36
Class R	1,000.00	958.30	4.99	1,000.00	1,020.11	5.14	1.01

LifePath Dynamic 2020 Fund
Institutional	$1,000.00	$955.40	$2.81	$1,000.00	$1,022.33	$2.91	0.57%
Investor A	1,000.00	954.60	4.04	1,000.00	1,021.07	4.18	0.82
Investor C	1,000.00	950.80	7.97	1,000.00	1,017.04	8.24	1.62
Class K	1,000.00	957.00	1.87	1,000.00	1,023.29	1.94	0.38
Class R	1,000.00	953.50	5.02	1,000.00	1,020.06	5.19	1.02

LifePath Dynamic 2030 Fund
Institutional	$1,000.00	$936.10	$2.73	$1,000.00	$1,022.38	$2.85	0.56%
Investor A	1,000.00	935.40	3.95	1,000.00	1,021.12	4.13	0.81
Investor C	1,000.00	930.70	7.83	1,000.00	1,017.09	8.19	1.61
Class K	1,000.00	937.20	1.76	1,000.00	1,023.39	1.84	0.36
Class R	1,000.00	934.20	4.97	1,000.00	1,020.06	5.19	1.02

LifePath Dynamic 2040 Fund
Institutional	$1,000.00	$916.00	$2.66	$1,000.00	$1,022.43	$2.80	0.55%
Investor A	1,000.00	915.10	3.86	1,000.00	1,021.17	4.08	0.80
Investor C	1,000.00	911.80	7.71	1,000.00	1,017.14	8.13	1.60
Class K	1,000.00	916.90	1.69	1,000.00	1,023.44	1.79	0.35
Class R	1,000.00	914.10	4.78	1,000.00	1,020.21	5.04	0.99

LifePath Dynamic 2050 Fund
Institutional	$1,000.00	$910.30	$2.60	$1,000.00	$1,022.48	$2.75	0.54%
Investor A	1,000.00	908.50	3.85	1,000.00	1,021.17	4.08	0.80
Investor C	1,000.00	905.10	7.68	1,000.00	1,017.14	8.13	1.60
Class K	1,000.00	910.90	1.64	1,000.00	1,023.49	1.73	0.34
Class R	1,000.00	907.70	4.81	1,000.00	1,020.16	5.09	1.00

LifePath Dynamic 2060 Fund
Institutional	$1,000.00	$907.20	$2.60	$1,000.00	$1,022.48	$2.75	0.54%
Investor A	1,000.00	905.50	3.84	1,000.00	1,021.17	4.08	0.80
Investor C	1,000.00	902.90	7.63	1,000.00	1,017.19	8.08	1.59
Class K	1,000.00	908.20	1.64	1,000.00	1,023.49	1.73	0.34
Class R	1,000.00	905.00	4.75	1,000.00	1,020.21	5.04	0.99

(a)

For each class of the LifePath Dynamic Funds, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because each LifePath Dynamic Fund invests all of its assets in a LifePath Dynamic Master Portfolio, the expense examples reflect the net expenses of both the LifePath Dynamic Fund and the LifePath Dynamic Master Portfolio in which it invests.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

DISCLOSURE OF EXPENSES	17

Derivative Financial Instruments

The LifePath Dynamic Master Portfolios may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The LifePath Dynamic Master Portfolios’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a LifePath Dynamic Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The LifePath Dynamic Master Portfolios’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

December 31, 2018

	BlackRock LifePath Dynamic Retirement Fund	BlackRock LifePath Dynamic 2020 Fund	BlackRock LifePath Dynamic 2030 Fund	BlackRock LifePath Dynamic 2040 Fund	BlackRock LifePath Dynamic 2050 Fund

ASSETS
Investments at value — from the applicable LifePath Dynamic Master Portfolio	$107,632,011	$285,186,044	$307,415,739	$250,160,931	$89,226,304
Receivables:
Capital shares sold	478,982	524,426	878,281	436,976	220,863
From the Administrator/Manager	2,934	3,613	4,063	4,062	2,743
Withdrawals from the LifePath Dynamic Master Portfolio	224,109	533,827	2,130,355	3,185,982	502,012

Total assets	108,338,036	286,247,910	310,428,438	253,787,951	89,951,922

LIABILITIES
Payables:
Board realignment and consolidation	2,934	3,613	4,063	4,062	2,743
Capital shares redeemed	703,091	1,058,253	3,008,636	3,622,958	722,875
Capital gains distributions	105,360	406,776	614,247	373,111	184,596
Administration fees	29,278	80,253	88,582	71,375	25,794
Service and distribution fees	15,222	43,338	50,603	39,982	17,062
Professional fees	10,995	10,988	11,007	11,002	11,005
Income dividend distributions	10,079	40,415	39,641	17,869	6,921

Total liabilities	876,959	1,643,636	3,816,779	4,140,359	970,996

NET ASSETS	$107,461,077	$284,604,274	$306,611,659	$249,647,592	$88,980,926

NET ASSETS CONSIST OF
Paid-in capital	$91,468,539	$232,904,299	$321,439,261	$226,089,362	$84,711,126
Accumulated earnings (loss) allocated from the applicable LifePath Dynamic Master Portfolio	15,992,538	51,699,975	(14,827,602)	23,558,230	4,269,800

NET ASSETS	$107,461,077	$284,604,274	$306,611,659	$249,647,592	$88,980,926

NET ASSET VALUE

Institutional
Net assets	$25,343,410	$65,442,448	$59,748,517	$48,056,486	$11,375,898

Shares outstanding(a)	2,614,429	4,673,286	5,019,387	3,286,674	664,280

Net asset value	$9.69	$14.00	$11.90	$14.62	$17.13

Investor A
Net assets	$65,509,275	$184,183,545	$212,050,097	$168,678,035	$70,181,226

Shares outstanding(a)	7,752,320	14,393,366	18,620,683	12,763,495	4,113,731

Net asset value	$8.45	$12.80	$11.39	$13.22	$17.06

Investor C
Net assets	$671,581	$3,113,712	$4,117,245	$2,540,904	$1,299,400

Shares outstanding(a)	70,205	225,687	353,319	176,864	77,075

Net asset value	$9.57	$13.80	$11.65	$14.37	$16.86

Class K
Net assets	$14,901,059	$29,189,764	$28,121,072	$28,294,462	$4,504,379

Shares outstanding(a)	1,544,051	2,093,972	2,367,526	1,924,612	262,197

Net asset value	$9.65	$13.94	$11.88	$14.70	$17.18

Class R
Net assets	$1,035,752	$2,674,805	$2,574,728	$2,077,705	$1,620,023

Shares outstanding(a)	107,899	192,247	218,957	143,504	95,284

Net asset value	$9.60	$13.91	$11.76	$14.48	$17.00

(a)	Unlimited number of shares authorized, no par value.

See notes to financial statements.

FINANCIAL STATEMENTS	19

Statements of Assets and Liabilities  (continued)

December 31, 2018

BlackRock LifePath Dynamic 2060 Fund

ASSETS
Investments at value — from the applicable LifePath Dynamic Master Portfolio	$2,117,421
Receivables:
From the Administrator/Manager	1,446
Withdrawals from the LifePath Dynamic Master Portfolio	24
Prepaid expenses	658

Total assets	2,119,549

LIABILITIES
Payables:
Board realignment and consolidation	1,446
Capital gains distributions	87,923
Income dividend distributions	19,769
Professional fees	11,012
Service and distribution fees	45
Capital shares redeemed	24

Total liabilities	120,219

NET ASSETS	$1,999,330

NET ASSETS CONSIST OF
Paid-in capital	$2,151,640
Accumulated loss allocated from the applicable LifePath Dynamic Master Portfolio	(152,310)

NET ASSETS	$1,999,330

NET ASSET VALUE

Institutional
Net assets	$19,122

Shares outstanding(a)	2,047

Net asset value	$9.34

Investor A
Net assets	$75,001

Shares outstanding(a)	8,036

Net asset value	$9.33

Investor C
Net assets	$24,626

Shares outstanding(a)	2,638

Net asset value	$9.34

Class K
Net assets	$1,861,801

Shares outstanding(a)	199,318

Net asset value	$9.34

Class R
Net assets	$18,780

Shares outstanding(a)	2,011

Net asset value	$9.34

(a)	Unlimited number of shares authorized, no par value.

See notes to financial statements.

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended December 31, 2018

	BlackRock LifePath Dynamic Retirement Fund	BlackRock LifePath Dynamic 2020 Fund	BlackRock LifePath Dynamic 2030 Fund	BlackRock LifePath Dynamic 2040 Fund	BlackRock LifePath Dynamic 2050 Fund

INVESTMENT INCOME
Net investment income allocated from the applicable LifePath Dynamic Master Portfolio:
Dividends — affiliated	$1,643,241	$4,706,337	$5,889,850	$5,309,847	$1,699,999
Dividends — unaffiliated	23,854	155,590	998,697	1,348,971	605,290
Interest — affiliated	1,913,820	4,495,262	2,632,660	621,852	104,956
Securities lending income — affiliated — net	3,122	9,085	16,820	17,683	9,592
Foreign taxes withheld	(1,309)	(7,572)	(47,847)	(66,938)	(29,043)
Expenses	(742,199)	(1,959,252)	(2,172,590)	(1,763,446)	(653,416)
Fees waived	465,742	1,230,689	1,409,341	1,177,751	442,077

Total investment income	3,306,271	8,630,139	8,726,931	6,645,720	2,179,455

FUND EXPENSES
Administration — class specific	404,792	1,112,058	1,214,957	968,256	358,726
Service and distribution — class specific	198,404	575,947	664,487	527,380	220,946
Board realignment and consolidation	2,934	3,613	4,063	4,062	2,743
Professional	9,989	9,989	10,015	10,015	10,017
Miscellaneous	171	750	402	—	57

Total expenses	616,290	1,702,357	1,893,924	1,509,713	592,489
Less fees waived and/or reimbursed by the Administrator/Manager	(12,923)	(13,602)	(14,078)	(14,077)	(12,760)

Total expenses after fees waived and/or reimbursed	603,367	1,688,755	1,879,846	1,495,636	579,729

Net investment income	2,702,904	6,941,384	6,847,085	5,150,084	1,599,726

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE APPLICABLE LIFEPATH DYNAMIC MASTER PORTFOLIO
Net realized gain from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions	3,307,468	11,670,073	19,220,309	17,885,075	6,552,689
Net change in unrealized appreciation (depreciation) on investments, futures contracts, forward foreign currency exchange contracts and foreign currency translations	(9,880,327)	(30,483,633)	(44,082,511)	(43,537,526)	(16,388,946)

Net realized and unrealized loss	(6,572,859)	(18,813,560)	(24,862,202)	(25,652,451)	(9,836,257)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,869,955)	$(11,872,176)	$(18,015,117)	$(20,502,367)	$(8,236,531)

See notes to financial statements.

FINANCIAL STATEMENTS	21

Statements of Operations  (continued)

Year Ended December 31, 2018

BlackRock LifePath Dynamic 2060 Fund

INVESTMENT INCOME
Net investment income allocated from the applicable LifePath Dynamic Master Portfolio:
Dividends — affiliated	$37,331
Dividends — unaffiliated	13,746
Interest — affiliated	1,866
Foreign taxes withheld	(746)
Expenses	(38,472)
Fees waived	34,066

Total investment income	47,791

FUND EXPENSES
Administration — class specific	3,632
Service and distribution — class specific	505
Board realignment and consolidation	1,446
Professional	11,012
Miscellaneous	76

Total expenses	16,671
Less fees waived and/or reimbursed by the Administrator/Manager	(12,458)

Total expenses after fees waived and/or reimbursed	4,213

Net investment income	43,578

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE APPLICABLE LIFEPATH DYNAMIC MASTER PORTFOLIO
Net realized gain from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions	6,701
Net change in unrealized appreciation (depreciation) on investments, futures contracts, forward foreign currency exchange contracts and foreign currency translations	(246,243)

Net realized and unrealized loss	(239,542)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(195,964)

See notes to financial statements.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock LifePath Dynamic Retirement Fund		BlackRock LifePath Dynamic 2020 Fund
	Year Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,702,904	$2,230,056	$6,941,384	$6,058,101
Net realized gain	3,307,468	7,230,391	11,670,073	21,630,651
Net change in unrealized appreciation (depreciation)	(9,880,327)	6,092,532	(30,483,633)	21,051,094

Net increase (decrease) in net assets resulting from operations	(3,869,955)	15,552,979	(11,872,176)	48,739,846

DISTRIBUTIONS(a)(b)
Institutional	(2,406,882)	(3,581,125)	(6,614,459)	(5,177,914)
Investor A	(6,584,642)	(7,978,805)	(18,648,377)	(12,389,021)
Investor C	(57,097)	(85,438)	(262,583)	(143,408)
Class K	(1,355,265)	(1,380,160)	(2,762,198)	(1,644,385)
Class R	(89,635)	(96,788)	(245,289)	(132,512)

Decrease in net assets resulting from distributions to shareholders	(10,493,521)	(13,122,316)	(28,532,906)	(19,487,240)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(16,360,203)	(19,908,554)	(44,283,954)	(99,241,118)

NET ASSETS(b)
Total decrease in net assets	(30,723,679)	(17,477,891)	(84,689,036)	(69,988,512)
Beginning of year	138,184,756	155,662,647	369,293,310	439,281,822

End of year	$107,461,077	$138,184,756	$284,604,274	$369,293,310

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and distributions in excess of net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 7 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statements of Changes in Net Assets  (continued)

	BlackRock LifePath Dynamic 2030 Fund		BlackRock LifePath Dynamic 2040 Fund
	Year Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,847,085	$6,235,736	$5,150,084	$4,911,071
Net realized gain	19,220,309	32,912,099	17,885,075	28,331,685
Net change in unrealized appreciation (depreciation)	(44,082,511)	26,868,994	(43,537,526)	30,157,278

Net increase (decrease) in net assets resulting from operations	(18,015,117)	66,016,829	(20,502,367)	63,400,034

DISTRIBUTIONS(a)(b)
Institutional	(8,118,699)	(11,659,445)	(6,790,780)	(10,276,165)
Investor A	(27,107,204)	(34,264,732)	(24,073,191)	(30,413,492)
Investor C	(446,801)	(448,262)	(308,963)	(399,204)
Class K	(3,444,124)	(4,313,976)	(3,709,835)	(5,451,629)
Class R	(293,206)	(290,890)	(277,484)	(396,081)

Decrease in net assets resulting from distributions to shareholders	(39,410,034)	(50,977,305)	(35,160,253)	(46,936,571)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(31,919,120)	(67,041,646)	(12,925,013)	(59,370,881)

NET ASSETS(b)
Total decrease in net assets	(89,344,271)	(52,002,122)	(68,587,633)	(42,907,418)
Beginning of year	395,955,930	447,958,052	318,235,225	361,142,643

End of year	$306,611,659	$395,955,930	$249,647,592	$318,235,225

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and distributions in excess of net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 7 for this prior year information.

See notes to financial statements.

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BlackRock LifePath Dynamic 2050 Fund		BlackRock LifePath Dynamic 2060 Fund
	Year Ended December 31,		Year Ended December 31, 2018	Period from 05/31/17 (a) to 12/31/17
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,599,726	$1,725,133	$43,578	$25,768
Net realized gain	6,552,689	9,683,073	6,701	20,410
Net change in unrealized appreciation (depreciation)	(16,388,946)	11,865,547	(246,243)	190,608

Net increase (decrease) in net assets resulting from operations	(8,236,531)	23,273,753	(195,964)	236,786

DISTRIBUTIONS(b)(c)
Institutional	(1,828,736)	(1,074,334)	(1,528)	(341)
Investor A	(9,761,167)	(4,519,138)	(4,804)	(328)
Investor C	(168,958)	(57,121)	(1,642)	(209)
Class K	(614,153)	(979,594)	(152,339)	(30,297)
Class R	(222,605)	(81,154)	(1,407)	(237)

Decrease in net assets resulting from distributions to shareholders	(12,595,619)	(6,711,341)	(161,720)	(31,412)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(11,756,039)	(11,475,128)	135,001	2,016,639

NET ASSETS(c)
Total increase (decrease) in net assets	(32,588,189)	5,087,284	(222,683)	2,222,013
Beginning of year	121,569,115	116,481,831	2,222,013	—

End of year	$88,980,926	$121,569,115	$1,999,330	$2,222,013

(a)	Commencement of operations
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Prior year distribution character information and distributions in excess of net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 7 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	25

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic Retirement Fund

	Institutional

	Year Ended December 31,
	2018	2017	2016		2015	2014

Net asset value, beginning of year	$11.00	$10.78	$10.33		$11.07	$11.72

Net investment income(a)	0.25	0.19	0.18		0.16	0.18
Net realized and unrealized gain (loss)	(0.64)	1.05	0.43		(0.33)	0.38

Net increase (decrease) from investment operations	(0.39)	1.24	0.61		(0.17)	0.56

Distributions(b)
From net investment income	(0.27)	(0.15)	(0.16)		(0.20)	(0.19)
From net realized gain	(0.65)	(0.87)	(0.00	)(c)	(0.36)	(1.02)
From return of capital	—	—	—		(0.01)	—

Total distributions	(0.92)	(1.02)	(0.16)		(0.57)	(1.21)

Net asset value, end of year	$9.69	$11.00	$10.78		$10.33	$11.07

Total Return(d)
Based on net asset value	(3.68)%	11.68%	5.91%		(1.52)%	4.75%

Ratios to Average Net Assets(e)(f)
Total expenses	0.58%	0.57%	0.58%		0.75%	0.75%

Total expenses after fees waived and/or reimbursed	0.57%	0.56%	0.58%		0.70%	0.75%

Net investment income	2.26%	1.66%	1.66%		1.48%	1.52%

Supplemental Data
Net assets, end of year (000)	$25,343	$38,119	$60,166		$141,034	$234,280

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(g)	38%	6%	37%		21%	14%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.37%	0.38%	0.35%	0.31%	0.31%
Investments in underlying funds	0.09%	0.12%	0.10%	0.09%	0.10%

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic Retirement Fund (continued)

	Investor A

	Year Ended December 31,
	2018	2017	2016		2015	2014

Net asset value, beginning of year	$9.72	$9.64	$9.25		$9.99	$10.69

Net investment income(a)	0.20	0.14	0.14		0.12	0.14
Net realized and unrealized gain (loss)	(0.57)	0.94	0.39		(0.30)	0.35

Net increase (decrease) from investment operations	(0.37)	1.08	0.53		(0.18)	0.49

Distributions(b)
From net investment income	(0.25)	(0.13)	(0.14)		(0.19)	(0.17)
From net realized gain	(0.65)	(0.87)	(0.00	)(c)	(0.36)	(1.02)
From return of capital	—	—	—		(0.01)	—

Total distributions	(0.90)	(1.00)	(0.14)		(0.56)	(1.19)

Net asset value, end of year	$8.45	$9.72	$9.64		$9.25	$9.99

Total Return(d)
Based on net asset value	(3.93)%	11.40%	5.78%		(1.89)%	4.56%

Ratios to Average Net Assets(e)(f)
Total expenses	0.83%	0.82%	0.84%		1.00%	1.01%

Total expenses after fees waived and/or reimbursed	0.82%	0.82%	0.83%		0.95%	1.00%

Net investment income	2.05%	1.46%	1.49%		1.25%	1.27%

Supplemental Data
Net assets, end of year (000)	$65,509	$81,900	$81,929		$102,207	$139,853

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(g)	38%	6%	37%		21%	14%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.37%	0.37%	0.35%	0.31%	0.33%
Investments in underlying funds	0.09%	0.12%	0.10%	0.09%	0.10%

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic Retirement Fund (continued)

	Investor C

	Year Ended December 31,
	2018	2017	2016		2015	2014

Net asset value, beginning of year	$10.87	$10.67	$10.22		$10.97	$11.64

Net investment income(a)	0.13	0.07	0.07		0.06	0.07
Net realized and unrealized gain (loss)	(0.63)	1.03	0.44		(0.34)	0.36

Net increase (decrease) from investment operations	(0.50)	1.10	0.51		(0.28)	0.43

Distributions(b)
From net investment income	(0.15)	(0.04)	(0.06)		(0.10)	(0.08)
From net realized gain	(0.65)	(0.86)	(0.00	)(c)	(0.36)	(1.02)
From return of capital	—	—	—		(0.01)	—

Total distributions	(0.80)	(0.90)	(0.06)		(0.47)	(1.10)

Net asset value, end of year	$9.57	$10.87	$10.67		$10.22	$10.97

Total Return(d)
Based on net asset value	(4.67)%	10.47%	4.97%		(2.56)%	3.70%

Ratios to Average Net Assets(e)(f)
Total expenses	1.63%	1.62%	1.63%		1.76%	1.76%

Total expenses after fees waived and/or reimbursed	1.62%	1.62%	1.63%		1.70%	1.75%

Net investment income	1.20%	0.65%	0.66%		0.56%	0.56%

Supplemental Data
Net assets, end of year (000)	$672	$1,034	$1,068		$1,573	$1,295

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(g)	38%	6%	37%		21%	14%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.37%	0.38%	0.35%	0.31%	0.33%
Investments in underlying funds	0.09%	0.12%	0.10%	0.09%	0.10%

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic Retirement Fund (continued)

	Class K

	Year Ended December 31,
	2018	2017	2016		2015	2014

Net asset value, beginning of year	$10.96	$10.75	$10.30		$11.05	$11.69

Net investment income(a)	0.27	0.22	0.21		0.21	0.22
Net realized and unrealized gain (loss)	(0.64)	1.03	0.43		(0.35)	0.39

Net increase (decrease) from investment operations	(0.37)	1.25	0.64		(0.14)	0.61

Distributions(b)
From net investment income	(0.29)	(0.17)	(0.19)		(0.24)	(0.23)
From net realized gain	(0.65)	(0.87)	(0.00	)(c)	(0.36)	(1.02)
From return of capital	—	—	—		(0.01)	—

Total distributions	(0.94)	(1.04)	(0.19)		(0.61)	(1.25)

Net asset value, end of year	$9.65	$10.96	$10.75		$10.30	$11.05

Total Return(d)
Based on net asset value	(3.47)%	11.87%	6.20%		(1.28)%	5.24%

Ratios to Average Net Assets(e)(f)
Total expenses	0.38%	0.37%	0.39%		0.42%	0.40%

Total expenses after fees waived and/or reimbursed	0.37%	0.36%	0.38%		0.42%	0.40%

Net investment income	2.54%	1.93%	2.02%		1.96%	1.86%

Supplemental Data
Net assets, end of year (000)	$14,901	$15,965	$11,571		$8,577	$3,019

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(g)	38%	6%	37%		21%	14%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.37%	0.38%	0.34%	0.30%	0.33%
Investments in underlying funds	0.09%	0.12%	0.10%	0.09%	0.10%

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic Retirement Fund (continued)

	Class R

	Year Ended December 31,
	2018	2017	2016		2015	2014

Net asset value, beginning of year	$10.91	$10.71	$10.26		$11.01	$11.65

Net investment income(a)	0.20	0.14	0.15		0.10	0.12
Net realized and unrealized gain (loss)	(0.64)	1.03	0.42		(0.33)	0.38

Net increase (decrease) from investment operations	(0.44)	1.17	0.57		(0.23)	0.50

Distributions(b)
From net investment income	(0.22)	(0.10)	(0.12)		(0.15)	(0.12)
From net realized gain	(0.65)	(0.87)	(0.00	)(c)	(0.36)	(1.02)
From return of capital	—	—	—		(0.01)	—

Total distributions	(0.87)	(0.97)	(0.12)		(0.52)	(1.14)

Net asset value, end of year	$9.60	$10.91	$10.71		$10.26	$11.01

Total Return(d)
Based on net asset value	(4.11)%	11.11%	5.59%		(2.10)%	4.25%

Ratios to Average Net Assets(e)(f)
Total expenses	1.03%	1.02%	1.04%		1.25%	1.25%

Total expenses after fees waived and/or reimbursed	1.02%	1.02%	1.04%		1.19%	1.25%

Net investment income	1.87%	1.27%	1.40%		0.99%	0.98%

Supplemental Data
Net assets, end of year (000)	$1,036	$1,167	$928		$656	$895

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(g)	38%	6%	37%		21%	14%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.37%	0.38%	0.35%	0.31%	0.31%
Investments in underlying funds	0.09%	0.12%	0.10%	0.09%	0.10%

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Reutrn Portfolio.

See notes to financial statements.

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2020 Fund

	Institutional

	Year Ended December 31,
	2018	2017	2016		2015	2014

Net asset value, beginning of year	$16.00	$14.87	$14.21		$15.65	$16.75

Net investment income(a)	0.35	0.26	0.25		0.23	0.26
Net realized and unrealized gain (loss)	(0.96)	1.71	0.64		(0.49)	0.58

Net increase (decrease) from investment operations	(0.61)	1.97	0.89		(0.26)	0.84

Distributions(b)
From net investment income	(0.38)	(0.22)	(0.23)		(0.27)	(0.26)
In excess of net investment income	—	—	(0.00	)(c)	—	—
From net realized gain	(1.01)	(0.62)	—		(0.89)	(1.68)
From return of capital	—	—	—		(0.02)	—

Total distributions	(1.39)	(0.84)	(0.23)		(1.18)	(1.94)

Net asset value, end of year	$14.00	$16.00	$14.87		$14.21	$15.65

Total Return(d)
Based on net asset value	(3.92)%	13.31%	6.29%		(1.78)%	5.06%

Ratios to Average Net Assets(e)(f)
Total expenses	0.57%	0.56%	0.58%		0.73%	0.74%

Total expenses after fees waived and and/or reimbursed	0.57%	0.56%	0.58%		0.73%	0.74%

Net investment income	2.19%	1.67%	1.69%		1.44%	1.50%

Supplemental Data
Net assets, end of year (000)	$65,442	$100,248	$147,116		$259,411	$490,447

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(g)	19%	10%	50%		18%	21%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.37%	0.37%	0.35%	0.34%	0.34%
Investments in underlying funds	0.09%	0.13%	0.11%	0.11%	0.11%

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	31

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2020 Fund (continued)

	Investor A

	Year Ended December 31,
	2018	2017	2016		2015	2014

Net asset value, beginning of year	$14.75	$13.77	$13.18		$14.61	$15.77

Net investment income(a)	0.29	0.21	0.20		0.18	0.20
Net realized and unrealized gain (loss)	(0.88)	1.58	0.59		(0.46)	0.55

Net increase (decrease) from investment operations	(0.59)	1.79	0.79		(0.28)	0.75

Distributions(b)
From net investment income	(0.35)	(0.19)	(0.20)		(0.24)	(0.23)
In excess of net investment income	—	—	(0.00	)(c)	—	—
From net realized gain	(1.01)	(0.62)	—		(0.89)	(1.68)
From return of capital	—	—	—		(0.02)	—

Total distributions	(1.36)	(0.81)	(0.20)		(1.15)	(1.91)

Net asset value, end of year	$12.80	$14.75	$13.77		$13.18	$14.61

Total Return(d)
Based on net asset value	(4.11)%	13.05%	6.04%		(2.03)%	4.79%

Ratios to Average Net Assets(e)(f)
Total expenses	0.82%	0.81%	0.83%		0.98%	0.99%

Total expenses after fees waived and/or reimbursed	0.82%	0.81%	0.83%		0.98%	0.98%

Net investment income	1.98%	1.45%	1.50%		1.24%	1.26%

Supplemental Data
Net assets, end of year (000)	$184,184	$231,973	$256,435		$297,027	$367,281

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(g)	19%	10%	50%		18%	21%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.37%	0.37%	0.35%	0.33%	0.35%
Investments in underlying funds	0.09%	0.13%	0.11%	0.11%	0.11%

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2020 Fund (continued)

	Investor C

	Year Ended December 31,
	2018	2017	2016		2015	2014

Net asset value, beginning of year	$15.79	$14.69	$14.05		$15.49	$16.62

Net investment income(a)	0.19	0.11	0.11		0.08	0.09
Net realized and unrealized gain (loss)	(0.95)	1.68	0.62		(0.50)	0.57

Net increase (decrease) from investment operations	(0.76)	1.79	0.73		(0.42)	0.66

Distributions(b)
From net investment income	(0.22)	(0.07)	(0.09)		(0.11)	(0.11)
In excess of net investment income	—	—	(0.00	)(c)	—	—
From net realized gain	(1.01)	(0.62)	—		(0.89)	(1.68)
From return of capital	—	—	—		(0.02)	—

Total distributions	(1.23)	(0.69)	(0.09)		(1.02)	(1.79)

Net asset value, end of year	$13.80	$15.79	$14.69		$14.05	$15.49

Total Return(d)
Based on net asset value	(4.89)%	12.16%	5.23%		(2.77)%	3.98%

Ratios to Average Net Assets(e)(f)
Total expenses	1.62%	1.61%	1.63%		1.74%	1.74%

Total expenses after fees waived and/or reimbursed	1.62%	1.61%	1.63%		1.73%	1.73%

Net investment income	1.20%	0.70%	0.76%		0.49%	0.54%

Supplemental Data
Net assets, end of year (000)	$3,114	$3,443	$2,871		$2,233	$2,981

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(g)	19%	10%	50%		18%	21%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.37%	0.37%	0.35%	0.33%	0.36%
Investments in underlying funds	0.09%	0.13%	0.11%	0.11%	0.11%

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	33

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2020 Fund (continued)

	Class K

	Year Ended December 31,
	2018	2017	2016		2015	2014

Net asset value, beginning of year	$15.94	$14.82	$14.16		$15.61	$16.73

Net investment income(a)	0.39	0.30	0.29		0.30	0.32
Net realized and unrealized gain (loss)	(0.97)	1.70	0.64		(0.51)	0.57

Net increase (decrease) from investment operations	(0.58)	2.00	0.93		(0.21)	0.89

Distributions(b)
From net investment income	(0.41)	(0.26)	(0.27)		(0.33)	(0.33)
In excess of net investment income	—	—	(0.00	)(c)	—	—
From net realized gain	(1.01)	(0.62)	—		(0.89)	(1.68)
From return of capital	—	—	—		(0.02)	—

Total distributions	(1.42)	(0.88)	(0.27)		(1.24)	(2.01)

Net asset value, end of year	$13.94	$15.94	$14.82		$14.16	$15.61

Total Return(d)
Based on net asset value	(3.71)%	13.53%	6.57%		(1.46)%	5.35%

Ratios to Average Net Assets(e)(f)
Total expenses	0.37%	0.36%	0.38%		0.40%	0.39%

Total expenses after fees waived and/or reimbursed	0.37%	0.36%	0.38%		0.40%	0.38%

Net investment income	2.47%	1.92%	2.02%		1.96%	1.90%

Supplemental Data
Net assets, end of year (000)	$29,190	$30,865	$29,608		$18,412	$9,545

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(g)	19%	10%	50%		18%	21%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.37%	0.37%	0.35%	0.33%	0.36%
Investments in underlying funds	0.09%	0.13%	0.11%	0.11%	0.11%

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2020 Fund (continued)

	Class R

	Year Ended December 31,
	2018	2017	2016		2015	2014

Net asset value, beginning of year	$15.92	$14.79	$14.14		$15.59	$16.70

Net investment income(a)	0.29	0.19	0.19		0.16	0.17
Net realized and unrealized gain (loss)	(0.98)	1.71	0.63		(0.50)	0.58

Net increase (decrease) from investment operations	(0.69)	1.90	0.82		(0.34)	0.75

Distributions(b)
From net investment income	(0.31)	(0.15)	(0.17)		(0.20)	(0.18)
In excess of net investment income	—	—	(0.00	)(c)	—	—
From net realized gain	(1.01)	(0.62)	—		(0.89)	(1.68)
From return of capital	—	—	—		(0.02)	—

Total distributions	(1.32)	(0.77)	(0.17)		(1.11)	(1.86)

Net asset value, end of year	$13.91	$15.92	$14.79		$14.14	$15.59

Total Return(d)
Based on net asset value	(4.40)%	12.88%	5.79%		(2.25)%	4.49%

Ratios to Average Net Assets(e)(f)
Total expenses	1.02%	1.01%	1.03%		1.23%	1.24%

Total expenses after fees waived and/or reimbursed	1.02%	1.00%	1.03%		1.23%	1.23%

Net investment income	1.82%	1.24%	1.31%		1.04%	1.01%

Supplemental Data
Net assets, end of year (000)	$2,675	$2,764	$3,252		$3,457	$2,580

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(g)	19%	10%	50%		18%	21%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.37%	0.37%	0.35%	0.33%	0.35%
Investments in underlying funds	0.09%	0.13%	0.11%	0.11%	0.11%

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	35

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2030 Fund

	Institutional

	Year Ended December 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$14.26	$13.79	$13.20	$14.71	$16.01

Net investment income(a)	0.29	0.24	0.23	0.22	0.24
Net realized and unrealized gain (loss)	(1.04)	2.13	0.72	(0.51)	0.61

Net increase (decrease) from investment operations	(0.75)	2.37	0.95	(0.29)	0.85

Distributions(b)
From net investment income	(0.31)	(0.25)	(0.25)	(0.25)	(0.26)
From net realized gain	(1.30)	(1.65)	(0.11)	(0.96)	(1.89)
From return of capital	—	—	—	(0.01)	—

Total distributions	(1.61)	(1.90)	(0.36)	(1.22)	(2.15)

Net asset value, end of year	$11.90	$14.26	$13.79	$13.20	$14.71

Total Return(c)
Based on net asset value	(5.48)%	17.67%	7.24%	(2.05)%	5.32%

Ratios to Average Net Assets(d)(e)
Total expenses	0.56%	0.55%	0.56%	0.70%	0.71%

Total expenses after fees waived and/or reimbursed	0.56%	0.55%	0.56%	0.70%	0.71%

Net investment income	2.01%	1.64%	1.73%	1.46%	1.50%

Supplemental Data
Net assets, end of year (000)	$59,749	$90,086	$141,217	$222,491	$449,354

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(f)	29%	21%	61%	21%	33%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.39%	0.39%	0.37%	0.37%	0.37%
Investments in underlying funds	0.11%	0.14%	0.12%	0.14%	0.14%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2030 Fund (continued)

	Investor A

	Year Ended December 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$13.72	$13.33	$12.78	$14.28	$15.62

Net investment income(a)	0.25	0.20	0.20	0.18	0.20
Net realized and unrealized gain (loss)	(1.00)	2.06	0.68	(0.49)	0.58

Net increase (decrease) from investment operations	(0.75)	2.26	0.88	(0.31)	0.78

Distributions(b)
From net investment income	(0.28)	(0.22)	(0.22)	(0.22)	(0.23)
From net realized gain	(1.30)	(1.65)	(0.11)	(0.96)	(1.89)
From return of capital	—	—	—	(0.01)	—

Total distributions	(1.58)	(1.87)	(0.33)	(1.19)	(2.12)

Net asset value, end of year	$11.39	$13.72	$13.33	$12.78	$14.28

Total Return(c)
Based on net asset value	(5.69)%	17.43%	6.93%	(2.25)%	4.98%

Ratios to Average Net Assets(d)(e)
Total expenses	0.81%	0.80%	0.81%	0.95%	0.96%

Total expenses after fees waived and/or reimbursed	0.81%	0.80%	0.81%	0.95%	0.96%

Net investment income	1.80%	1.44%	1.53%	1.28%	1.28%

Supplemental Data
Net assets, end of year (000)	$212,050	$265,932	$271,354	$298,579	$350,201

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(f)	29%	21%	61%	21%	33%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.39%	0.39%	0.37%	0.36%	0.37%
Investments in underlying funds	0.11%	0.14%	0.12%	0.14%	0.14%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2030 Fund (continued)

	Investor C

	Year Ended December 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$14.01	$13.58	$13.01	$14.52	$15.85

Net investment income(a)	0.15	0.10	0.10	0.08	0.09
Net realized and unrealized gain (loss)	(1.04)	2.08	0.69	(0.51)	0.58

Net increase (decrease) from investment operations	(0.89)	2.18	0.79	(0.43)	0.67

Distributions(b)
From net investment income	(0.17)	(0.10)	(0.11)	(0.11)	(0.11)
From net realized gain	(1.30)	(1.65)	(0.11)	(0.96)	(1.89)
From return of capital	—	—	—	(0.01)	—

Total distributions	(1.47)	(1.75)	(0.22)	(1.08)	(2.00)

Net asset value, end of year	$11.65	$14.01	$13.58	$13.01	$14.52

Total Return(c)
Based on net asset value	(6.53)%	16.48%	6.12%	(3.01)%	4.23%

Ratios to Average Net Assets(d)(e)
Total expenses	1.61%	1.60%	1.61%	1.71%	1.71%

Total expenses after fees waived and/or reimbursed	1.61%	1.60%	1.61%	1.71%	1.71%

Net investment income	1.05%	0.67%	0.74%	0.56%	0.55%

Supplemental Data
Net assets, end of year (000)	$4,117	$3,888	$3,217	$3,173	$3,053

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(f)	29%	21%	61%	21%	33%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.39%	0.39%	0.37%	0.36%	0.38%
Investments in underlying funds	0.11%	0.14%	0.12%	0.14%	0.14%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2030 Fund (continued)

	Class K

	Year Ended December 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$14.24	$13.77	$13.19	$14.70	$16.01

Net investment income(a)	0.32	0.28	0.28	0.29	0.31
Net realized and unrealized gain (loss)	(1.04)	2.12	0.69	(0.52)	0.60

Net increase (decrease) from investment operations	(0.72)	2.40	0.97	(0.23)	0.91

Distributions(b)
From net investment income	(0.34)	(0.28)	(0.28)	(0.31)	(0.33)
From net realized gain	(1.30)	(1.65)	(0.11)	(0.96)	(1.89)
From return of capital	—	—	—	(0.01)	—

Total distributions	(1.64)	(1.93)	(0.39)	(1.28)	(2.22)

Net asset value, end of year	$11.88	$14.24	$13.77	$13.19	$14.70

Total Return(c)
Based on net asset value	(5.28)%	17.96%	7.42%	(1.66)%	5.66%

Ratios to Average Net Assets(d)(e)
Total expenses	0.36%	0.35%	0.36%	0.37%	0.36%

Total expenses after fees waived and/or reimbursed	0.36%	0.35%	0.36%	0.37%	0.36%

Net investment income	2.27%	1.91%	2.04%	2.01%	1.89%

Supplemental Data
Net assets, end of year (000)	$28,121	$33,881	$29,419	$16,171	$9,518

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(f)	29%	21%	61%	21%	33%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.39%	0.39%	0.37%	0.36%	0.36%
Investments in underlying funds	0.11%	0.14%	0.12%	0.14%	0.14%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2030 Fund (continued)

	Class R

	Year Ended December 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$14.12	$13.67	$13.09	$14.60	$15.92

Net investment income(a)	0.24	0.18	0.17	0.15	0.17
Net realized and unrealized gain (loss)	(1.05)	2.10	0.71	(0.50)	0.59

Net increase (decrease) from investment operations	(0.81)	2.28	0.88	(0.35)	0.76

Distributions(b)
From net investment income	(0.25)	(0.18)	(0.19)	(0.19)	(0.19)
From net realized gain	(1.30)	(1.65)	(0.11)	(0.96)	(1.89)
From return of capital	—	—	—	(0.01)	—

Total distributions	(1.55)	(1.83)	(0.30)	(1.16)	(2.08)

Net asset value, end of year	$11.76	$14.12	$13.67	$13.09	$14.60

Total Return(c)
Based on net asset value	(5.92)%	17.16%	6.74%	(2.50)%	4.73%

Ratios to Average Net Assets(d)(e)
Total expenses	1.01%	1.00%	1.01%	1.20%	1.21%

Total expenses after fees waived and/or reimbursed	1.01%	0.99%	1.01%	1.20%	1.21%

Net investment income	1.70%	1.21%	1.30%	1.07%	1.02%

Supplemental Data
Net assets, end of year (000)	$2,575	$2,169	$2,751	$3,178	$3,044

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(f)	29%	21%	61%	21%	33%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.39%	0.39%	0.37%	0.36%	0.34%
Investments in underlying funds	0.11%	0.14%	0.12%	0.14%	0.14%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2040 Fund

	Institutional

	Year Ended December 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$18.04	$17.15	$16.24	$18.37	$20.06

Net investment income(a)	0.34	0.29	0.29	0.27	0.31
Net realized and unrealized gain (loss)	(1.65)	3.27	1.00	(0.67)	0.79

Net increase (decrease) from investment operations	(1.31)	3.56	1.29	(0.40)	1.10

Distributions(b)
From net investment income	(0.33)	(0.36)	(0.32)	(0.30)	(0.32)
From net realized gain	(1.78)	(2.31)	(0.06)	(1.43)	(2.47)

Total distributions	(2.11)	(2.67)	(0.38)	(1.73)	(2.79)

Net asset value, end of year	$14.62	$18.04	$17.15	$16.24	$18.37

Total Return(c)
Based on net asset value	(7.49)%	21.44%	7.97%	(2.29)%	5.48%

Ratios to Average Net Assets(d)(e)
Total expenses	0.55%	0.54%	0.54%	0.67%	0.69%

Total expenses after fees waived and/or reimbursed	0.55%	0.54%	0.54%	0.67%	0.69%

Net investment income	1.87%	1.57%	1.74%	1.46%	1.51%

Supplemental Data
Net assets, end of year (000)	$48,056	$67,358	$121,623	$186,357	$434,049

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(f)	39%	30%	77%	19%	42%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.40%	0.41%	0.38%	0.39%	0.39%
Investments in underlying funds	0.13%	0.16%	0.14%	0.17%	0.16%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2040 Fund (continued)

	Investor A

	Year Ended December 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$16.53	$15.91	$15.10	$17.22	$18.98

Net investment income(a)	0.27	0.24	0.24	0.23	0.25
Net realized and unrealized gain (loss)	(1.50)	3.01	0.92	(0.65)	0.75

Net increase (decrease) from investment operations	(1.23)	3.25	1.16	(0.42)	1.00

Distributions(b)
From net investment income	(0.30)	(0.32)	(0.29)	(0.27)	(0.29)
From net realized gain	(1.78)	(2.31)	(0.06)	(1.43)	(2.47)

Total distributions	(2.08)	(2.63)	(0.35)	(1.70)	(2.76)

Net asset value, end of year	$13.22	$16.53	$15.91	$15.10	$17.22

Total Return(c)
Based on net asset value	(7.70)%	21.17%	7.69%	(2.57)%	5.23%

Ratios to Average Net Assets(d)(e)
Total expenses	0.80%	0.79%	0.79%	0.93%	0.94%

Total expenses after fees waived and/or reimbursed	0.80%	0.79%	0.79%	0.92%	0.94%

Net investment income	1.66%	1.41%	1.55%	1.31%	1.30%

Supplemental Data
Net assets, end of year (000)	$168,678	$204,321	$201,118	$221,048	$264,312

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(f)	39%	30%	77%	19%	42%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.40%	0.41%	0.38%	0.38%	0.40%
Investments in underlying funds	0.13%	0.16%	0.14%	0.17%	0.16%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2040 Fund (continued)

	Investor C

	Year Ended December 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$17.77	$16.93	$16.05	$18.19	$19.89

Net investment income(a)	0.15	0.11	0.13	0.11	0.11
Net realized and unrealized gain (loss)	(1.62)	3.21	0.96	(0.69)	0.79

Net increase (decrease) from investment operations	(1.47)	3.32	1.09	(0.58)	0.90

Distributions(b)
From net investment income	(0.15)	(0.17)	(0.15)	(0.13)	(0.13)
From net realized gain	(1.78)	(2.31)	(0.06)	(1.43)	(2.47)

Total distributions	(1.93)	(2.48)	(0.21)	(1.56)	(2.60)

Net asset value, end of year	$14.37	$17.77	$16.93	$16.05	$18.19

Total Return(c)
Based on net asset value	(8.47)%	20.21%	6.82%	(3.28)%	4.49%

Ratios to Average Net Assets(d)(e)
Total expenses	1.60%	1.59%	1.60%	1.68%	1.69%

Total expenses after fees waived and/or reimbursed	1.60%	1.59%	1.59%	1.68%	1.69%

Net investment income	0.86%	0.62%	0.78%	0.61%	0.55%

Supplemental Data
Net assets, end of year (000)	$2,541	$3,017	$2,567	$2,492	$2,277

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(f)	39%	30%	77%	19%	42%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.40%	0.41%	0.38%	0.38%	0.41%
Investments in underlying funds	0.13%	0.16%	0.14%	0.17%	0.16%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	43

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2040 Fund (continued)

	Class K

	Year Ended December 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$18.13	$17.23	$16.32	$18.47	$20.16

Net investment income(a)	0.38	0.35	0.34	0.40	0.39
Net realized and unrealized gain (loss)	(1.66)	3.26	0.99	(0.75)	0.79

Net increase (decrease) from investment operations	(1.28)	3.61	1.33	(0.35)	1.18

Distributions(b)
From net investment income	(0.37)	(0.40)	(0.36)	(0.37)	(0.40)
From net realized gain	(1.78)	(2.31)	(0.06)	(1.43)	(2.47)

Total distributions	(2.15)	(2.71)	(0.42)	(1.80)	(2.87)

Net asset value, end of year	$14.70	$18.13	$17.23	$16.32	$18.47

Total Return(c)
Based on net asset value	(7.31)%	21.66%	8.19%	(1.98)%	5.85%

Ratios to Average Net Assets(d)(e)
Total expenses	0.35%	0.34%	0.34%	0.36%	0.34%

Total expenses after fees waived and/or reimbursed	0.35%	0.34%	0.34%	0.35%	0.34%

Net investment income	2.09%	1.87%	2.07%	2.21%	1.90%

Supplemental Data
Net assets, end of year (000)	$28,294	$40,407	$33,644	$14,470	$4,980

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(f)	39%	30%	77%	19%	42%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.40%	0.41%	0.38%	0.38%	0.40%
Investments in underlying funds	0.13%	0.16%	0.14%	0.17%	0.16%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2040 Fund (continued)

	Class R

	Year Ended December 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$17.89	$17.04	$16.15	$18.29	$19.98

Net investment income(a)	0.25	0.22	0.23	0.21	0.20
Net realized and unrealized gain (loss)	(1.63)	3.22	0.98	(0.69)	0.80

Net increase (decrease) from investment operations	(1.38)	3.44	1.21	(0.48)	1.00

Distributions(b)
From net investment income	(0.25)	(0.28)	(0.26)	(0.23)	(0.22)
From net realized gain	(1.78)	(2.31)	(0.06)	(1.43)	(2.47)

Total distributions	(2.03)	(2.59)	(0.32)	(1.66)	(2.69)

Net asset value, end of year	$14.48	$17.89	$17.04	$16.15	$18.29

Total Return(c)
Based on net asset value	(7.92)%	20.86%	7.50%	(2.75)%	4.96%

Ratios to Average Net Assets(d)(e)
Total expenses	1.00%	0.99%	1.00%	1.17%	1.19%

Total expenses after fees waived and/or reimbursed	1.00%	0.99%	0.99%	1.17%	1.19%

Net investment income	1.41%	1.22%	1.40%	1.13%	1.01%

Supplemental Data
Net assets, end of year (000)	$2,078	$3,132	$2,190	$1,389	$1,162

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(f)	39%	30%	77%	19%	42%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.40%	0.41%	0.38%	0.38%	0.39%
Investments in underlying funds	0.13%	0.16%	0.14%	0.17%	0.16%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2050 Fund

	Institutional

	Year Ended December 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$21.54	$18.58	$17.53	$19.59	$21.37

Net investment income(a)	0.36	0.33	0.31	0.28	0.33
Net realized and unrealized gain (loss)	(2.07)	3.89	1.12	(0.74)	0.89

Net increase (decrease) from investment operations	(1.71)	4.22	1.43	(0.46)	1.22

Distributions(b)
From net investment income	(0.42)	(0.40)	(0.38)	(0.30)	(0.34)
From net realized gain	(2.28)	(0.86)	—	(1.30)	(2.66)

Total distributions	(2.70)	(1.26)	(0.38)	(1.60)	(3.00)

Net asset value, end of year	$17.13	$21.54	$18.58	$17.53	$19.59

Total Return(c)
Based on net asset value	(8.27)%	22.85%	8.19%	(2.46)%	5.73%

Ratios to Average Net Assets(d)(e)
Total expenses	0.56%	0.54%	0.55%	0.66%	0.68%

Total expenses after fees waived and/or reimbursed	0.55%	0.53%	0.54%	0.65%	0.67%

Net investment income	1.68%	1.59%	1.71%	1.42%	1.51%

Supplemental Data
Net assets, end of year (000)	$11,376	$18,804	$31,857	$40,444	$108,741

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(f)	43%	35%	70%	36%	48%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.42%	0.42%	0.40%	0.42%	0.41%
Investments in underlying funds	0.12%	0.16%	0.15%	0.19%	0.17%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2050 Fund (continued)

	Investor A

	Year Ended December 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$21.47	$18.54	$17.49	$19.56	$21.35

Net investment income(a)	0.31	0.29	0.27	0.27	0.28
Net realized and unrealized gain (loss)	(2.07)	3.86	1.11	(0.77)	0.89

Net increase (decrease) from investment operations	(1.76)	4.15	1.38	(0.50)	1.17

Distributions(b)
From net investment income	(0.37)	(0.36)	(0.33)	(0.27)	(0.30)
From net realized gain	(2.28)	(0.86)	—	(1.30)	(2.66)

Total distributions	(2.65)	(1.22)	(0.33)	(1.57)	(2.96)

Net asset value, end of year	$17.06	$21.47	$18.54	$17.49	$19.56

Total Return(c)
Based on net asset value	(8.51)%	22.48%	7.95%	(2.65)%	5.47%

Ratios to Average Net Assets(d)(e)
Total expenses	0.81%	0.79%	0.80%	0.92%	0.93%

Total expenses after fees waived and/or reimbursed	0.80%	0.78%	0.79%	0.91%	0.92%

Net investment income	1.47%	1.43%	1.51%	1.38%	1.30%

Supplemental Data
Net assets, end of year (000)	$70,181	$82,949	$69,168	$70,473	$70,442

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(f)	43%	35%	70%	36%	48%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.42%	0.42%	0.40%	0.40%	0.42%
Investments in underlying funds	0.12%	0.16%	0.15%	0.19%	0.17%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2050 Fund (continued)

	Investor C

	Year Ended December 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$21.26	$18.38	$17.35	$19.43	$21.23

Net investment income(a)	0.14	0.14	0.13	0.13	0.12
Net realized and unrealized gain (loss)	(2.05)	3.81	1.09	(0.77)	0.87

Net increase (decrease) from investment operations	(1.91)	3.95	1.22	(0.64)	0.99

Distributions(b)
From net investment income	(0.21)	(0.21)	(0.19)	(0.14)	(0.13)
From net realized gain	(2.28)	(0.86)	—	(1.30)	(2.66)

Total distributions	(2.49)	(1.07)	(0.19)	(1.44)	(2.79)

Net asset value, end of year	$16.86	$21.26	$18.38	$17.35	$19.43

Total Return(c)
Based on net asset value	(9.25)%	21.53%	7.08%	(3.41)%	4.67%

Ratios to Average Net Assets(d)(e)
Total expenses	1.61%	1.59%	1.60%	1.68%	1.69%

Total expenses after fees waived and/or reimbursed	1.60%	1.58%	1.59%	1.67%	1.68%

Net investment income	0.68%	0.66%	0.72%	0.66%	0.55%

Supplemental Data
Net assets, end of year (000)	$1,299	$1,211	$744	$717	$605

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(f)	43%	35%	70%	36%	48%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.42%	0.42%	0.40%	0.40%	0.42%
Investments in underlying funds	0.12%	0.16%	0.15%	0.19%	0.17%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2050 Fund (continued)

	Class K

	Year Ended December 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$21.59	$18.63	$17.58	$19.66	$21.44

Net investment income(a)	0.37	0.39	0.36	0.39	0.42
Net realized and unrealized gain (loss)	(2.05)	3.88	1.11	(0.78)	0.89

Net increase (decrease) from investment operations	(1.68)	4.27	1.47	(0.39)	1.31

Distributions(b)
From net investment income	(0.45)	(0.45)	(0.42)	(0.39)	(0.43)
From net realized gain	(2.28)	(0.86)	—	(1.30)	(2.66)

Total distributions	(2.73)	(1.31)	(0.42)	(1.69)	(3.09)

Net asset value, end of year	$17.18	$21.59	$18.63	$17.58	$19.66

Total Return(c)
Based on net asset value	(8.11)%	23.07%	8.43%	(2.10)%	6.12%

Ratios to Average Net Assets(d)(e)
Total expenses	0.36%	0.34%	0.34%	0.34%	0.33%

Total expenses after fees waived and/or reimbursed	0.35%	0.33%	0.33%	0.33%	0.32%

Net investment income	1.69%	1.89%	2.00%	2.01%	1.95%

Supplemental Data
Net assets, end of year (000)	$4,504	$17,057	$13,388	$1,647	$1,257

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(f)	43%	35%	70%	36%	48%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.42%	0.42%	0.40%	0.40%	0.43%
Investments in underlying funds	0.12%	0.16%	0.15%	0.19%	0.17%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2050 Fund (continued)

	Class R

	Year Ended December 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$21.42	$18.50	$17.45	$19.53	$21.31

Net investment income(a)	0.27	0.25	0.23	0.23	0.22
Net realized and unrealized gain (loss)	(2.08)	3.85	1.11	(0.78)	0.89

Net increase (decrease) from investment operations	(1.81)	4.10	1.34	(0.55)	1.11

Distributions(b)
From net investment income	(0.33)	(0.32)	(0.29)	(0.23)	(0.23)
From net realized gain	(2.28)	(0.86)	—	(1.30)	(2.66)

Total distributions	(2.61)	(1.18)	(0.29)	(1.53)	(2.89)

Net asset value, end of year	$17.00	$21.42	$18.50	$17.45	$19.53

Total Return(c)
Based on net asset value	(8.74)%	22.24%	7.75%	(2.92)%	5.21%

Ratios to Average Net Assets(d)(e)
Total expenses	1.01%	0.99%	1.00%	1.17%	1.18%

Total expenses after fees waived and/or reimbursed	1.00%	0.98%	0.99%	1.16%	1.17%

Net investment income	1.29%	1.22%	1.31%	1.20%	1.01%

Supplemental Data
Net assets, end of year (000)	$1,620	$1,548	$1,324	$1,550	$1,091

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(f)	43%	35%	70%	36%	48%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.42%	0.42%	0.40%	0.40%	0.40%
Investments in underlying funds	0.12%	0.16%	0.15%	0.19%	0.17%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

50	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2060 Fund

	Institutional
	Year Ended 12/31/18	Period from 05/31/17 (a) to 12/31/17

Net asset value, beginning of period	$11.02	$10.00

Net investment income(b)	0.19	0.13
Net realized and unrealized gain (loss)	(1.13)	1.04

Net increase (decrease) from investment operations	(0.94)	1.17

Distributions(c)
From net investment income	(0.24)	(0.15)
From net realized gain	(0.50)	—

Total distributions	(0.74)	(0.15)

Net asset value, end of period	$9.34	$11.02

Total Return(d)
Based on net asset value	(8.64)%	11.71	%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	1.10%	1.03	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.55%	0.56	%(h)

Net investment income	1.73%	2.07	%(h)

Supplemental Data
Net assets, end of period (000)	$19	$27

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(j)	58%	35%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(g)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended 12/31/18	Period from 05/31/17 (a) to 12/31/17
Allocated fees waived	1.50%	1.88%
Investments in underlying funds	0.14%	0.23%

(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.37%.
(j)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio and International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2060 Fund (continued)

	Investor A
	Year Ended 12/31/18	Period from 05/31/17 (a) to 12/31/17

Net asset value, beginning of period	$11.02	$10.00

Net investment income (loss)(b)	0.17	0.11
Net realized and unrealized gain (loss)	(1.13)	1.04

Net increase (decrease) from investment operations	(0.96)	1.15

Distributions(c)
From net investment income	(0.23)	(0.13)
From net realized gain	(0.50)	—

Total distributions	(0.73)	(0.13)

Net asset value, end of period	$9.33	$11.02

Total Return(d)
Based on net asset value	(8.90)%	11.56	%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	1.36%	1.29	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.80%	0.82	%(h)

Net investment income	1.61%	1.76	%(h)

Supplemental Data
Net assets, end of period (000)	$75	$28

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(i)	58%	35%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(g)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended 12/31/18	Period from 05/31/17 (a) to 12/31/17
Allocated fees waived	1.50%	1.88%
Investments in underlying funds	0.14%	0.23%

(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.62%.
(j)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio and International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

52	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2060 Fund (continued)

	Investor C
	Year Ended 12/31/18	Period from 05/31/17 (a) to 12/31/17

Net asset value, beginning of period	$11.02	$10.00

Net investment income(b)	0.08	0.06
Net realized and unrealized gain (loss)	(1.13)	1.05

Net increase (decrease) from investment operations	(1.05)	1.11

Distributions(c)
From net investment income	(0.13)	(0.09)
From net realized gain	(0.50)	—

Total distributions	(0.63)	(0.09)

Net asset value, end of period	$9.34	$11.02

Total Return(d)
Based on net asset value	(9.60)%	11.07	%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	2.16%	2.08	%(h)(i)

Total expenses after fees waived and/or reimbursed	1.60%	1.61	%(h)

Net investment income	0.71%	0.94	%(h)

Supplemental Data
Net assets, end of period (000)	$25	$28

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(j)	58%	35%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(g)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended 12/31/18	Period from 05/31/17 (a) to 12/31/17
Allocated fees waived	1.50%	1.88%
Investments in underlying funds	0.14%	0.23%

(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 2.41%.
(j)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio and International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	53

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2060 Fund (continued)

	Class K
	Year Ended 12/31/18		Period from 05/31/2017 (a) to 12/31/17

Net asset value, beginning of period	$11.02		$10.00

Net investment income(b)	0.22		0.13
Net realized and unrealized gain (loss)	(1.13)		1.05

Net increase (decrease) from investment operations	(0.91)		1.18

Distributions(c)
From net investment income	(0.27)		(0.16)
From net realized gain	(0.50)		—

Total distributions	(0.77)		(0.16)

Net asset value, end of period	$9.34		$11.02

Total Return(d)
Based on net asset value	(8.45)%		11.82	%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	0.90	%(h)	0.82	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.35	%(h)	0.35	%(h)

Net investment income	1.96	%(h)	2.11	%(h)

Supplemental Data
Net assets, end of period (000)	$1,862		$2,116

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(j)	58%		35%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(g)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended 12/31/18	Period from 05/31/17 (a) to 12/31/17
Allocated fees waived	1.50%	1.88%
Investments in underlying funds	0.14%	0.23%

(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.15%.
(j)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

54	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2060 Fund (continued)

	Class R
	Year Ended 12/31/18		Period from 05/31/17 (a) to 12/31/17

Net asset value, beginning of period	$11.02		$10.00

Net investment income(b)	0.15		0.10
Net realized and unrealized gain (loss)	(1.13)		1.04

Net increase (decrease) from investment operations	(0.98)		1.14

Distributions(c)
From net investment income	(0.20)		(0.12)
From net realized gain	(0.50)		—

Total distributions	(0.70)		(0.12)

Net asset value, end of period	$9.34		$11.02

Total Return(d)
Based on net asset value	(9.05)%		11.40	%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	1.55	%(h)	1.49	%(h)(i)

Total expenses after fees waived and/ or reimbursed	1.00	%(h)	1.01	%(h)

Net investment income	1.30	%(h)	1.55	%(h)

Supplemental Data
Net assets, end of period (000)	$19		$22

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(j)	58%		35%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(g)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended 12/31/18	Period from 05/31/17 (a) to 12/31/17
Allocated fees waived	1.50%	1.88%
Investments in underlying funds	0.14%	0.23%

(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.82%.
(j)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	55

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “LifePath Dynamic Funds” or individually as a “LifePath Dynamic Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock LifePath® Dynamic Retirement Fund	LifePath Dynamic Retirement Fund	Diversified
BlackRock LifePath® Dynamic 2020 Fund	LifePath Dynamic 2020 Fund	Diversified
BlackRock LifePath® Dynamic 2030 Fund	LifePath Dynamic 2030 Fund	Diversified
BlackRock LifePath® Dynamic 2040 Fund	LifePath Dynamic 2040 Fund	Diversified
BlackRock LifePath® Dynamic 2050 Fund	LifePath Dynamic 2050 Fund	Diversified
BlackRock LifePath® Dynamic 2060 Fund	LifePath Dynamic 2060 Fund	Diversified

Each LifePath Dynamic Fund seeks to achieve its investment objective by investing all of its assets in a corresponding series of Master Investment Portfolio (“MIP”): LifePath® Dynamic Retirement Master Portfolio, LifePath® Dynamic 2020 Master Portfolio, LifePath® Dynamic 2030 Master Portfolio, LifePath® Dynamic 2040 Master Portfolio, LifePath® Dynamic 2050 Master Portfolio and LifePath® Dynamic 2060 Master Portfolio (each, a “LifePath Dynamic Master Portfolio” and together, the “LifePath Dynamic Master Portfolios”). MIP is an affiliate of the Trust. Each LifePath Dynamic Master Portfolio has the same investment objective and strategies as its corresponding LifePath Dynamic Fund. The value of each LifePath Dynamic Fund’s investment in its corresponding LifePath Dynamic Master Portfolio reflects the LifePath Dynamic Fund’s proportionate interest in the net assets of the LifePath Dynamic Master Portfolio. The performance of each LifePath Dynamic Fund is directly affected by the performance of the LifePath Dynamic Master Portfolios. At December 31, 2018, the percentage of each LifePath Dynamic Master Portfolio owned by the corresponding LifePath Dynamic Fund was approximately 100% for each of the LifePath Dynamic Funds, respectively. As such, the financial statements of the LifePath Dynamic Master Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the LifePath Dynamic Funds’ financial statements.

Each LifePath Dynamic Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are available only to certain employer-sponsored retirement plans. Effective November 8, 2018, the LifePath Dynamic Funds adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A distribution and service plan). The Board of Trustees of the Trust and Board of Directors of MIP are referred to throughout this report as the “Board of Trustees” or the “Board” and the members are referred to as “Trustees.”

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The LifePath Dynamic Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (“BAL” or the “Administrator”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each LifePath Dynamic Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from each LifePath Dynamic Master Portfolio are accounted for on a trade date basis. Each LifePath Dynamic Fund records daily its proportionate share of the LifePath Dynamic Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the LifePath Dynamic Funds accrue their own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a LifePath Dynamic Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a LifePath Dynamic Fund enters into contracts that contain a variety of representations that provide general indemnification. A LifePath Dynamic Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a LifePath Dynamic Fund, which cannot be predicted with any certainty.

56	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Other: Expenses directly related to a LifePath Dynamic Fund or its classes are charged to that LifePath Dynamic Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the LifePath Dynamic Funds and other shared expenses prorated to the LifePath Dynamic Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The LifePath Dynamic Funds’ policy is to value their financial instruments at fair value. Each LifePath Dynamic Fund records its investment in the LifePath Dynamic Master Portfolio at fair value based on the LifePath Dynamic Funds’ proportionate interest in the net assets of the LifePath Dynamic Master Portfolio. Valuation of securities held by the LifePath Dynamic Master Portfolios is discussed in Note 3 of the LifePath Dynamic Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the LifePath Dynamic Funds, entered into an Administration Agreement with BAL which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the LifePath Dynamic Funds’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the LifePath Dynamic Funds. BAL is entitled to receive for these administrative services an annual fee of 0.35% based on the average daily net assets of each LifePath Dynamic Fund’s Institutional and Investor A Shares, 0.40% of the average daily net assets of Investor C Shares, 0.15% of the average daily net assets of Class K Shares and 0.30% of the average daily net assets of Class R Shares.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the LifePath Dynamic Funds and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

For the year ended December 31, 2018, the following table shows the class specific administration fees borne directly by each share class of each LifePath Dynamic Fund:

	Institutional	Investor A	Investor C	Class K	Class R	Total
LifePath Dynamic Retirement Fund	$117,101	$257,372	$3,543	$23,358	$3,418	$404,792
LifePath Dynamic 2020 Fund	305,823	739,116	13,465	44,904	8,750	1,112,058
LifePath Dynamic 2030 Fund	290,181	857,630	16,060	44,162	6,924	1,214,957
LifePath Dynamic 2040 Fund	221,717	678,357	11,500	48,469	8,213	968,256
LifePath Dynamic 2050 Fund	60,640	277,389	5,523	9,831	5,343	358,726
LifePath Dynamic 2060 Fund	80	165	111	3,210	66	3,632

Service and Distribution Fees: The Trust, on behalf of the LifePath Dynamic Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each LifePath Dynamic Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each LifePath Dynamic Fund as follows:

	Service Fees	Distribution Fees
Investor A	0.25%	—%
Investor C	0.25	0.75
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the LifePath Dynamic Funds. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of each LifePath Dynamic Fund:

Service and Distribution Fees	Investor A	Investor C	Class R	Total
LifePath Dynamic Retirement Fund	$183,852	$8,854	$5,698	$198,404
LifePath Dynamic 2020 Fund	527,701	33,662	14,584	575,947
LifePath Dynamic 2030 Fund	612,754	40,184	11,549	664,487
LifePath Dynamic 2040 Fund	484,946	28,744	13,690	527,380
LifePath Dynamic 2050 Fund	198,234	13,807	8,905	220,946
LifePath Dynamic 2060 Fund	117	278	110	505

Other Fees: For the year ended December 31, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each LifePath Dynamic Fund’s Investor A Shares as follows:

	LifePath Dynamic Retirement Fund	LifePath Dynamic 2020 Fund	LifePath Dynamic 2030 Fund	LifePath Dynamic 2040 Fund	LifePath Dynamic 2050 Fund	LifePath Dynamic 2060 Fund
Investor A	$587	$519	$582	$1,523	$263	$—

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (continued)

For the year ended December 31, 2018, affiliates received CDSCs as follows:

	LifePath Dynamic Retirement Fund	LifePath Dynamic 2020 Fund	LifePath Dynamic 2030 Fund	LifePath Dynamic 2040 Fund	LifePath Dynamic 2050 Fund	LifePath Dynamic 2060 Fund
Investor A	$—	$955	$—	$—	$—	$—
Investor C	27	68	166	—	514	—

Expense Waivers: The fees and expenses of Trust’s trustees who are not “interested persons” of Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the LifePath Dynamic Funds’ independent registered public accounting firm (together, the “independent expenses”) are paid directly by the LifePath Dynamic Funds. BAL has contractually agreed to reimburse the LifePath Dynamic Funds or provide an offsetting credit against the administration fees paid by the LifePath Dynamic Funds in an amount equal to the independent expenses through April 30, 2028. These amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statements of Operations. For the year ended December 31, 2018, the LifePath Dynamic Funds waived the following amounts:

Amounts waived
LifePath Dynamic Retirement Fund	$9,989
LifePath Dynamic 2020 Fund	9,989
LifePath Dynamic 2030 Fund	10,015
LifePath Dynamic 2040 Fund	10,015
LifePath Dynamic 2050 Fund	10,017
LifePath Dynamic 2060 Fund	11,012

The LifePath Dynamic Funds have begun to incur expenses in connection with a proposed realignment and consolidation of the boards of trustees of certain BlackRock-advised funds, including the LifePath Dynamic Funds. BlackRock Fund Advisors (“BFA” or the “Manager”) has voluntarily agreed to reimburse the LifePath Dynamic Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statements of Operations. For the year ended December 31, 2018, the amounts reimbursed for the LifePath Dynamic Funds were the following:

Amounts reimbursed
LifePath Dynamic Retirement Fund	$2,934
LifePath Dynamic 2020 Fund	3,613
LifePath Dynamic 2030 Fund	4,063
LifePath Dynamic 2040 Fund	4,062
LifePath Dynamic 2050 Fund	2,743
LifePath Dynamic 2060 Fund	1,446

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the LifePath Dynamic Funds may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each LifePath Dynamic Fund’s investment policies and restrictions. Each LifePath Dynamic Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2018, the LifePath Dynamic Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the LifePath Dynamic Funds are trustees and/or officers of BlackRock or its affiliates.

5.	INCOME TAX INFORMATION

It is the LifePath Dynamic Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each LifePath Dynamic Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each LifePath Dynamic Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018 except for LifePath Dynamic 2060 Fund, which remains open for the period ended December 31, 2017 and the year ended December 31, 2018. The statutes of limitations on each LifePath Dynamic Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the LifePath Dynamic Funds as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the LifePath Dynamic Funds’ financial statements.

58	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

	LifePath Dynamic Retirement Fund	LifePath Dynamic 2020 Fund	LifePath Dynamic 2030 Fund	LifePath Dynamic 2040 Fund	LifePath Dynamic 2050 Fund	LifePath Dynamic 2060 Fund
Ordinary income
12/31/18	$5,599,775	$16,172,051	$22,280,914	$19,166,944	$6,643,719	$111,385
12/31/17	$5,693,163	$13,049,239	$35,452,411	$23,079,290	$4,112,413	$31,412
Long-term capital gains
12/31/18	4,893,746	12,360,855	17,129,120	15,993,309	5,951,900	50,335
12/31/17	7,429,153	6,438,001	15,524,894	23,857,281	2,598,928	—

12/31/18	$10,493,521	$28,532,906	$39,410,034	$35,160,253	$12,595,619	$161,720

12/31/17	$13,122,316	$19,487,240	$50,977,305	$46,936,571	$6,711,341	$31,412

As of period end, the tax components of accumulated earnings (loss) were as follows:

	LifePath Dynamic Retirement Fund	LifePath Dynamic 2020 Fund	LifePath Dynamic 2030 Fund	LifePath Dynamic 2040 Fund	LifePath Dynamic 2050 Fund	LifePath Dynamic 2060 Fund
Undistributed ordinary income	$217,647	$687,642	$713,327	$613,443	$31,504	$890
Qualified late-year losses(a)	(1,694,168)	(4,417,238)	(6,532,161)	(6,293,944)	(2,361,504)	(82,466)
Net unrealized gains (losses)(b)	17,469,059	55,429,571	(9,008,768)	29,238,731	6,599,800	(70,734)

	$15,992,538	$51,699,975	$(14,827,602)	$23,558,230	$4,269,800	$(152,310)

(a)	The Funds have elected to defer certain qualified losses and recognize such losses in the next taxable year.
(b)	The difference between book-basis and tax-basis net unrealized gains were attributable primarily to the timing and recognition of partnership income.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/18		Year Ended 12/31/17
LifePath Dynamic Retirement Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,866,473	$31,024,293	953,568	$10,609,900
Shares issued in reinvestment of distributions	239,094	2,405,195	325,602	3,578,930
Shares redeemed	(3,956,542)	(43,163,858)	(3,393,004)	(37,634,362)

Net decrease	(850,975)	$(9,734,370)	(2,113,834)	$(23,445,532)

Investor A
Shares sold	894,821	$8,574,231	1,458,928	$14,482,922
Shares issued in reinvestment of distributions	751,052	6,584,641	818,958	7,978,784
Shares redeemed	(2,322,442)	(22,315,745)	(2,348,152)	(23,273,965)

Net decrease	(676,569)	$(7,156,873)	(70,266)	$(812,259)

Investor C
Shares sold	33,013	$355,463	15,341	$169,634
Shares issued in reinvestment of distributions	5,764	56,977	7,873	85,437
Shares redeemed	(63,695)	(685,852)	(28,235)	(312,605)

Net decrease	(24,918)	$(273,412)	(5,021)	$(57,534)

Class K
Shares sold	454,171	$4,912,038	578,623	$6,414,180
Shares issued in reinvestment of distributions	135,646	1,355,266	125,998	1,380,160
Shares redeemed	(502,455)	(5,464,385)	(324,379)	(3,606,116)

Net increase	87,362	$802,919	380,242	$4,188,224

Class R
Shares sold	58,956	$635,653	33,706	$370,922
Shares issued in reinvestment of distributions	9,034	89,585	8,874	96,731
Shares redeemed	(67,070)	(723,705)	(22,333)	(249,106)

Net increase	920	$1,533	20,247	$218,547

Total Net Decrease	(1,464,180)	$(16,360,203)	(1,788,632)	$(19,908,554)

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (continued)

	Year Ended 12/31/18		Year Ended 12/31/17
LifePath Dynamic 2020 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	923,165	$14,712,468	1,559,344	$24,366,356
Shares issued in reinvestment of distributions	453,513	6,612,560	324,183	5,175,814
Shares redeemed	(2,966,936)	(46,875,159)	(5,515,682)	(85,272,440)

Net decrease	(1,590,258)	$(25,550,131)	(3,632,155)	$(55,730,270)

Investor A
Shares sold	849,966	$12,411,389	1,126,167	$16,429,310
Shares issued in reinvestment of distributions	1,403,630	18,648,376	841,377	12,389,009
Shares redeemed	(3,583,108)	(52,426,699)	(4,868,772)	(70,913,541)

Net decrease	(1,329,512)	$(21,366,934)	(2,901,228)	$(42,095,222)

Investor C
Shares sold	53,880	$847,169	66,730	$1,028,622
Shares issued in reinvestment of distributions	18,490	262,569	9,086	143,403
Shares redeemed	(64,708)	(1,013,358)	(53,272)	(820,550)

Net increase	7,662	$96,380	22,544	$351,475

Class K
Shares sold	745,872	$11,828,905	860,135	$13,456,642
Shares issued in reinvestment of distributions	191,367	2,762,199	103,514	1,644,384
Shares redeemed	(779,229)	(12,345,832)	(1,026,180)	(16,128,061)

Net increase (decrease)	158,010	$2,245,272	(62,531)	$(1,027,035)

Class R
Shares sold	48,584	$769,733	88,740	$1,390,969
Shares issued in reinvestment of distributions	17,068	245,290	8,345	132,511
Shares redeemed	(47,039)	(723,564)	(143,301)	(2,263,546)

Net increase (decrease)	18,613	$291,459	(46,216)	$(740,066)

Total Net Decrease	(2,735,485)	$(44,283,954)	(6,619,586)	$(99,241,118)

	Year Ended 12/31/18		Year Ended 12/31/17
LifePath Dynamic 2030 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,415,872	$20,180,716	1,408,961	$20,378,942
Shares issued in reinvestment of distributions	646,592	8,092,824	814,176	11,618,791
Shares redeemed	(3,358,711)	(47,018,732)	(6,146,851)	(88,426,584)

Net decrease	(1,296,247)	$(18,745,192)	(3,923,714)	$(56,428,851)

Investor A
Shares sold	1,005,027	$13,682,162	1,570,302	$22,178,049
Shares issued in reinvestment of distributions	2,277,646	27,106,662	2,493,218	34,264,088
Shares redeemed	(4,043,458)	(54,971,534)	(5,032,560)	(70,413,743)

Net decrease	(760,785)	$(14,182,710)	(969,040)	$(13,971,606)

Investor C
Shares sold	98,595	$1,338,702	70,074	$995,557
Shares issued in reinvestment of distributions	36,989	445,397	31,872	446,601
Shares redeemed	(59,841)	(831,518)	(61,274)	(881,578)

Net increase	75,743	$952,581	40,672	$560,580

Class K
Shares sold	623,568	$8,810,189	1,032,750	$15,042,124
Shares issued in reinvestment of distributions	278,123	3,444,124	302,830	4,313,977
Shares redeemed	(913,582)	(13,052,294)	(1,092,384)	(15,861,669)

Net increase (decrease)	(11,891)	$(797,981)	243,196	$3,494,432

Class R
Shares sold	90,948	$1,251,160	78,984	$1,137,648
Shares issued in reinvestment of distributions	24,097	293,087	20,587	290,754
Shares redeemed	(49,651)	(690,065)	(147,185)	(2,124,603)

Net increase (decrease)	65,394	$854,182	(47,614)	$(696,201)

Total Net Decrease	(1,927,786)	$(31,919,120)	(4,656,500)	$(67,041,646)

60	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Year Ended 12/31/18		Year Ended 12/31/17
LifePath Dynamic 2040 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	736,859	$13,313,279	729,837	$13,269,843
Shares issued in reinvestment of distributions	441,045	6,790,331	572,435	10,274,810
Shares redeemed	(1,624,875)	(28,589,557)	(4,660,918)	(84,102,502)

Net decrease	(446,971)	$(8,485,947)	(3,358,646)	$(60,557,849)

Investor A
Shares sold	932,113	$15,239,536	979,627	$16,675,026
Shares issued in reinvestment of distributions	1,734,381	24,072,835	1,842,529	30,413,041
Shares redeemed	(2,265,572)	(36,934,464)	(3,099,252)	(52,016,861)

Net increase (decrease)	400,922	$2,377,907	(277,096)	$(4,928,794)

Investor C
Shares sold	43,535	$769,794	45,861	$836,670
Shares issued in reinvestment of distributions	20,621	307,900	22,504	397,840
Shares redeemed	(57,089)	(1,002,122)	(50,199)	(912,824)

Net increase	7,067	$75,572	18,166	$321,686

Class K
Shares sold	578,699	$10,437,852	609,847	$11,226,600
Shares issued in reinvestment of distributions	240,641	3,709,834	302,037	5,451,629
Shares redeemed	(1,123,506)	(20,424,291)	(636,201)	(11,696,671)

Net increase (decrease)	(304,166)	$(6,276,605)	275,683	$4,981,558

Class R
Shares sold	68,773	$1,204,701	93,796	$1,687,210
Shares issued in reinvestment of distributions	18,201	277,328	22,225	395,939
Shares redeemed	(118,530)	(2,097,969)	(69,535)	(1,270,631)

Net increase (decrease)	(31,556)	$(615,940)	46,486	$812,518

Total Net Decrease	(374,704)	$(12,925,013)	(3,295,407)	$(59,370,881)

	Year Ended 12/31/18		Year Ended 12/31/17
LifePath Dynamic 2050 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	283,749	$6,079,668	381,353	$7,662,348
Shares issued in reinvestment of distributions	100,332	1,827,322	50,253	1,073,593
Shares redeemed	(592,884)	(12,398,432)	(1,272,942)	(24,975,469)

Net decrease	(208,803)	$(4,491,442)	(841,336)	$(16,239,528)

Investor A
Shares sold	441,499	$9,429,787	700,095	$14,208,740
Shares issued in reinvestment of distributions	544,631	9,761,145	211,901	4,519,138
Shares redeemed	(735,442)	(15,732,745)	(780,354)	(15,863,200)

Net increase	250,688	$3,458,187	131,642	$2,864,678

Investor C
Shares sold	31,288	$658,114	25,364	$516,585
Shares issued in reinvestment of distributions	9,619	168,958	2,693	57,116
Shares redeemed	(20,782)	(439,221)	(11,610)	(235,158)

Net increase	20,125	$387,851	16,447	$338,543

Class K
Shares sold	133,927	$2,888,969	298,730	$6,169,873
Shares issued in reinvestment of distributions	34,151	614,153	45,774	979,593
Shares redeemed	(696,001)	(15,056,171)	(273,080)	(5,607,726)

Net increase (decrease)	(527,923)	$(11,553,049)	71,424	$1,541,740

Class R
Shares sold	45,804	$967,469	39,247	$799,015
Shares issued in reinvestment of distributions	12,473	222,600	3,812	81,153
Shares redeemed	(35,285)	(747,655)	(42,330)	(860,729)

Net increase	22,992	$442,414	729	$19,439

Total Net Decrease	(442,921)	$(11,756,039)	(621,094)	$(11,475,128)

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements  (continued)

	Year Ended 12/31/18		Period from 05/31/17 (a) to 12/31/17
LifePath Dynamic 2060 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	113	$1,272	2,478	$25,215
Shares issued in reinvestment of distributions	3	32	4	47
Shares redeemed	(542)	(6,118)	(9)	(100)

Net increase (decrease)	(426)	$(4,814)	2,473	$25,162

Investor A
Shares sold	5,197	$57,903	2,575	$26,016
Shares issued in reinvestment of distributions	354	3,346	6	62
Shares redeemed	(94)	(927)	(2)	(21)

Net increase	5,457	$60,322	2,579	$26,057

Investor C
Shares sold	96	$1,000	2,511	$25,180
Shares issued in reinvestment of distributions	39	372	3	38
Shares redeemed	(11)	(103)	—	—

Net increase	124	$1,269	2,514	$25,218

Class K
Shares sold	7,352	$79,112	192,010	$1,920,100
Shares issued in reinvestment of distributions	449	4,279	—	1
Shares redeemed	(493)	(5,174)	—	—

Net increase	7,308	$78,217	192,010	$1,920,101

Class R
Shares sold	—	$—	2,010	$20,100
Shares issued in reinvestment of distributions	1	7	—	1
Shares redeemed	—	—	—	—

Net increase	1	$7	2,010	$20,101

Total Net Increase	12,464	$135,001	201,586	$2,016,639

(a)	Commencement of operations.

As of December 31, 2018, shares of the LifePath Dynamic Funds owned by BlackRock HoldCo 2, Inc., an affiliate of the LifePath Dynamic Funds, were as follows:

LifePath Dynamic 2060 Fund
Institutional	2,000
Investor A	2,000
Investor C	2,000
Class K	192,000
Class R	2,000

7.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The LifePath Dynamic Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

62	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Distributions for the year ended December 31, 2017 were classified as follows:

	Share Class	Net Investment Income	Net Realized Gain
LifePath Dynamic Retirement Fund	I	$545,444	$3,035,681
	A	1,021,890	6,956,915
	C	3,942	81,496
	K	217,469	1,162,691
	R	10,003	86,785
LifePath Dynamic 2020 Fund	I	1,460,195	3,717,719
	A	3,103,477	9,285,544
	C	14,058	129,350
	K	498,684	1,145,701
	R	29,695	102,817
LifePath Dynamic 2030 Fund	I	1,576,977	10,082,468
	A	3,999,453	30,265,279
	C	25,751	422,511
	K	619,686	3,694,290
	R	29,615	261,275
LifePath Dynamic 2040 Fund	I	1,447,604	8,828,561
	A	3,754,964	26,658,528
	C	27,230	371,974
	K	805,663	4,645,966
	R	44,231	351,850
LifePath Dynamic 2050 Fund	I	357,096	717,238
	A	1,326,670	3,192,468
	C	10,911	46,210
	K	332,266	647,328
	R	22,211	58,943
LifePath Dynamic 2060 Fund	I	341	—
	A	328	—
	C	209	—
	K	30,297	—
	R	237	—

Undistributed (distributions in excess of) net investment income as of December 31, 2017 is as follows:

Distributions in Excess of Net Investment Income
LifePath Dynamic Retirement Fund	$(1,302,167)
LifePath Dynamic 2020 Fund	(2,419,785)
LifePath Dynamic 2030 Fund	(2,754,774)
LifePath Dynamic 2040 Fund	(2,976,307)
LifePath Dynamic 2050 Fund	(876,175)
LifePath Dynamic 2060 Fund	(5,644)

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the LifePath Dynamic Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	63

Report of Independent Registered Public Accounting Firm	BlackRock Funds III

To the Board of Trustees of BlackRock Funds III and the Shareholders of each of the six series listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the series listed in the table below (six of the series constituting BlackRock Funds III hereafter referred to as the “Funds”) as of December 31, 2018, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statement of changes in net assets	Financial highlights
BlackRock LifePath® Dynamic Retirement Fund BlackRock LifePath® Dynamic 2020 Fund BlackRock LifePath® Dynamic 2030 Fund BlackRock LifePath® Dynamic 2040 Fund BlackRock LifePath® Dynamic 2050 Fund	For the year ended December 31, 2018	For the years ended December 31, 2018 and 2017	For each of the five years in the period ended December 31, 2018
BlackRock LifePath® Dynamic 2060 Fund	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from May 31, 2017 (commencement of operations) through December 31, 2017

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the administrator of the Master Portfolios. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

Important Tax Information  (unaudited)

The following information is provided with respect to the ordinary income distributions paid during the tax year ended December 31, 2018.

	Payable Dates	LifePath Dynamic Retirement Fund	LifePath Dynamic 2020 Fund	LifePath Dynamic 2030 Fund	LifePath Dynamic 2040 Fund	LifePath Dynamic 2050 Fund	LifePath Dynamic 2060 Fund
Qualified Dividend Income for Individuals(a)	Quarterly	15.51%	17.27%	19.25%	22.85%	24.93%	32.95%
Dividends Qualifying for the Dividend Received Deduction for Corporations(a)	Quarterly	5.56	6.13	6.39	7.84	8.37	10.63
Federal Obligation Interest(b)	Quarterly	4.52	3.56	1.39	—	—	—
Interest Related Dividends and Short-Term Capital Gains for Non-U.S. Residents(c)	Quarterly	69.02	70.98	74.93	74.56	73.33	52.03

(a)	The LifePath Dynamic Funds hereby designate the percentages indicated above or the maximum amount allowable by law.
(b)

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

(c)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the LifePath Dynamic Funds distributed long-term capital gains per share as follows:

	Record Dates	LifePath Dynamic Retirement Fund	LifePath Dynamic 2020 Fund	LifePath Dynamic 2030 Fund	LifePath Dynamic 2040 Fund	LifePath Dynamic 2050 Fund	LifePath Dynamic 2060 Fund
Long-Term Capital Gains Per Share	06/28/18	$0.009605	$0.008427	$0.028096	$0.035288	$0.045459	$—
	12/28/18	0.422237	0.603891	0.673211	0.924665	1.217731	0.235990

64	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Master Portfolio Information as of December 31, 2018	Master Investment Portfolio

LifePath® Dynamic Retirement Master Portfolio

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Fixed Income Funds	56%
Equity Funds	41
Short-Term Securities	5
Liabilities in Excess of Other Assets	(2)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
CoreAlpha Bond Master Portfolio	41%
Active Stock Master Portfolio	24
iShares TIPS Bond ETF	9
International Tilts Master Portfolio	7
Master Total Return Portfolio	6
BlackRock Cash Funds: Treasury, SL Agency Shares	4
BlackRock Advantage Emerging Markets Fund — Class K	3
BlackRock Tactical Opportunities Fund — Class K	3
BlackRock Cash Funds: Institutional, SL Agency Shares	1
iShares MSCI EAFE Small-Cap ETF	1

LifePath® Dynamic 2020 Master Portfolio

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Fixed Income Funds	53%
Equity Funds	45
Short-Term Securities	3
Common Stocks	1
Liabilities in Excess of Other Assets	(2)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
CoreAlpha Bond Master Portfolio	40%
Active Stock Master Portfolio	27
iShares TIPS Bond ETF	8
International Tilts Master Portfolio	7
Master Total Return Portfolio	5
BlackRock Advantage Emerging Markets Fund — Class K	4
BlackRock Tactical Opportunities Fund — Class K	3
BlackRock Cash Funds: Institutional, SL Agency Shares	3
iShares MSCI EAFE Small-Cap ETF	2
iShares Edge MSCI Multifactor International ETF	1

LifePath® Dynamic 2030 Master Portfolio

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Equity Funds	64%
Fixed Income Funds	29
Common Stocks	7
Short-Term Securities	3
Liabilities in Excess of Other Assets	(3)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Active Stock Master Portfolio	38%
CoreAlpha Bond Master Portfolio	21
International Tilts Master Portfolio	11
BlackRock Advantage Emerging Markets Fund — Class K	6
iShares TIPS Bond ETF	4
Master Total Return Portfolio	3
BlackRock Tactical Opportunities Fund — Class K	3
BlackRock Cash Funds: Institutional, SL Agency Shares	2
iShares MSCI EAFE Small-Cap ETF	2
iShares Edge MSCI Multifactor International ETF	2

The LifePath Dynamic Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the LifePath Dynamic Master Portfolios are regularly monitored and their composition may vary throughout various periods.

MASTER PORTFOLIO INFORMATION	65

Master Portfolio Information as of December 31, 2018 (continued)	Master Investment Portfolio

LifePath® Dynamic 2040 Master Portfolio

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Equity Funds	78%
Common Stocks	12
Fixed Income Funds	9
Short-Term Securities	5
Liabilities in Excess of Other Assets	(4)

TEN LARGEST HOLDINGS

Holdings	Percent of Net Assets
Active Stock Master Portfolio	45%
International Tilts Master Portfolio	14
BlackRock Advantage Emerging Markets Fund — Class K	7
CoreAlpha Bond Master Portfolio	7
BlackRock Tactical Opportunities Fund — Class K	3
BlackRock Cash Funds: Institutional, SL Agency Shares	3
iShares MSCI EAFE Small-Cap ETF	3
iShares Edge MSCI Multifactor International ETF	3
iShares Edge MSCI Multifactor USA ETF	3
BlackRock Cash Funds: Treasury, SL Agency Shares	2

LifePath® Dynamic 2050 Master Portfolio

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Equity Funds	82%
Common Stocks	14
Short-Term Securities	4
Fixed Income Funds	1
Liabilities in Excess of Other Assets	(1)

TEN LARGEST HOLDINGS

Holdings	Percent of Net Assets
Active Stock Master Portfolio	48%
International Tilts Master Portfolio	16
BlackRock Advantage Emerging Markets Fund — Class K	8
iShares Edge MSCI Multifactor USA ETF	4
iShares Edge MSCI Multifactor International ETF	3
iShares MSCI EAFE Small-Cap ETF	3
BlackRock Cash Funds: Institutional, SL Agency Shares	3
CoreAlpha Bond Master Portfolio	1
BlackRock Cash Funds: Treasury, SL Agency Shares	1
Simon Property Group, Inc.	1

LifePath® Dynamic 2060 Master Portfolio

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Equity Funds	85%
Common Stocks	14
Fixed Income Funds	1

TEN LARGEST HOLDINGS

Holdings	Percent of Net Assets
Active Stock Master Portfolio	45%
International Tilts Master Portfolio	17
BlackRock Advantage Emerging Markets Fund — Class K	8
iShares Edge MSCI Multifactor USA ETF	5
iShares Edge MSCI Multifactor International ETF	3
iShares MSCI EAFE Small-Cap ETF	3
iShares MSCI Canada ETF	2
iShares Russell 2000 ETF	2
CoreAlpha Bond Master Portfolio	1
BlackRock Cash Funds: Treasury, SL Agency Shares	1

The LifePath Dynamic Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the LifePath Dynamic Master Portfolios are regularly monitored and their composition may vary throughout various periods.

66	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2018	LifePath Dynamic Retirement Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(f) — 102.2%

Equity Funds — 41.0%
Active Stock Master Portfolio	$26,264,955	$26,264,955
BlackRock Advantage Emerging Markets Fund — Class K(a)	392,861	3,732,178
BlackRock Tactical Opportunities Fund — Class K	259,496	3,542,110
International Tilts Master Portfolio	$7,798,563	7,798,563
iShares Edge MSCI Multifactor International ETF	46,405	1,100,263
iShares Edge MSCI Multifactor USA ETF(b)	15,620	435,173
iShares MSCI EAFE Small-Cap ETF(b)	24,473	1,268,191

		44,141,433

Fixed Income Funds — 56.3%
CoreAlpha Bond Master Portfolio	$44,525,554	44,525,554
iShares TIPS Bond ETF	85,948	9,412,165
Master Total Return Portfolio	$6,685,677	6,685,677

		60,623,396

Short-Term Securities — 4.9%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.58%(c)(d)	1,293,646	1,293,776
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.38%(c)	3,984,522	3,984,522

		5,278,298

Total Affiliated Investment Companies — 102.2% (Cost — $82,347,289)		110,043,127

Common Stocks — 0.5%

Equity Real Estate Investment Trusts (REITs) — 0.4%
Activia Properties, Inc.	2	8,126
Alexandria Real Estate Equities, Inc.	111	12,792
Ascendas Real Estate Investment Trust	2,400	4,529
Assura PLC	4,832	3,255
AvalonBay Communities, Inc.	97	16,883
Big Yellow Group PLC	471	5,242
Boston Properties, Inc.	131	14,744
Brandywine Realty Trust	404	5,199
Canadian Apartment Properties REIT	190	6,165
Capital & Regional PLC	8,082	2,838
CareTrust REIT, Inc.	699	12,903
CyrusOne, Inc.	236	12,480
Derwent London PLC	84	3,054
EPR Properties	165	10,565
Equinix, Inc.	21	7,404
Equity Residential	157	10,364
Extra Space Storage, Inc.	102	9,229
Federal Realty Investment Trust	62	7,318
Gecina SA	40	5,178
GLP J-REIT	6	6,109
Hammerson PLC	344	1,448
Highwoods Properties, Inc.	143	5,533
Host Hotels & Resorts, Inc.	853	14,219
Hulic REIT, Inc.	2	3,105
Ichigo Office REIT Investment	6	5,298
Inmobiliaria Colonial Socimi SA	564	5,258
Invitation Homes, Inc.	264	5,301
JBG SMITH Properties	70	2,437
Kenedix Office Investment Corp.	1	6,383
Land Securities Group PLC	396	4,066
Link REIT	1,000	10,138
Prologis, Inc.	326	19,143

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
PRS REIT PLC	3,522	$4,238
Regency Centers Corp.	167	9,799
Rexford Industrial Realty, Inc.	322	9,489
RioCan Real Estate Investment Trust	508	8,856
Scentre Group	3,884	10,678
Segro PLC	397	2,980
Simon Property Group, Inc.	140	23,519
Spirit Realty Capital, Inc.	212	7,473
STAG Industrial, Inc.	108	2,687
Sun Communities, Inc.	132	13,426
UDR, Inc.	278	11,014
Unibail-Rodamco-Westfield	78	12,070
Ventas, Inc.	201	11,777
VEREIT, Inc.	742	5,305
VICI Properties, Inc.	350	6,573
Welltower, Inc.	36	2,499

		389,089

Hotels, Restaurants & Leisure — 0.0%
Hilton Worldwide Holdings, Inc.	37	2,657
Marriott International, Inc., Class A	24	2,605

		5,262

Household Durables — 0.0%
Glenveagh Properties PLC(a)(e)	3,904	3,158

Internet Software & Services — 0.0%
NEXTDC Ltd.(a)	1,452	6,256

IT Services — 0.0%
GDS Holdings Ltd. — ADR(a)	236	5,449

Real Estate Management & Development — 0.1%
Aedas Homes SAU(a)(e)	139	3,529
Castellum AB	179	3,308
City Developments Ltd.	700	4,173
CK Asset Holdings Ltd.	2,000	14,633
Entra ASA(e)	437	5,820
Fabege AB	326	4,357
Godewind Immobilien AG(a)(e)	910	2,997
LEG Immobilien AG	70	7,303
Leopalace21 Corp.	700	2,776
Mega Manunggal Property Tbk PT(a)	107,400	3,884
Mitsubishi Estate Co. Ltd.	600	9,440
Mitsui Fudosan Co. Ltd.	500	11,106
Sun Hung Kai Properties Ltd.	1,000	14,272
Tokyu Fudosan Holdings Corp.	931	4,589
Vonovia SE	313	14,110
Wharf Real Estate Investment Co. Ltd.	1,000	5,981
Yanlord Land Group Ltd.	2,900	2,595

		114,873

Total Common Stocks — 0.5% (Cost — $539,609)		524,087

Total Investments — 102.7% (Cost — $82,886,898)		110,567,214

Liabilities in Excess of Other Assets — (2.7)%		(2,923,854)

Net Assets — 100.0%		$107,643,360

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of security was purchased with the cash collateral from loaned securities.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic Retirement Master Portfolio

(f)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the LifePath Dynamic Master Portfolio for purposes of Section 2(a)(3) of Investment Company Act of 1940, as amended, and/or related parties of the LifePath Dynamic Master Portfolio were as follows:

Affiliate Persons and/or Related Parties	Shares/ Investment Value Held at 12/31/17	Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
Active Stock Master Portfolio	$31,652,550	—		$(5,387,595	)(b)	$26,264,955	$26,264,955	$538,842		$2,851,004	$(2,520,248)
BlackRock Advantage Emerging Markets Fund*	353,782	—		(353,782)		—	—	—		485,639	(509,446)
BlackRock Advantage Emerging Markets Fund — Class K	—	646,982		(254,121)		392,861	3,732,178	—		(144,563)	(385,310)
BlackRock Cash Funds: Institutional, SL Agency Shares	1,071,586	222,060	(c)	—		1,293,646	1,293,776	3,122	(d)	431	—
BlackRock Cash Funds: Treasury, SL Agency Shares	45,724	3,938,798	(c)	—		3,984,522	3,984,522	21,384		—	—
BlackRock Commodity Strategies Fund*	652,773	634,003		(1,286,776)		—	—	—		744,571	(904,904)
BlackRock Tactical Opportunities Fund — Class K	311,838	100,251		(152,593)		259,496	3,542,110	304,620		122,952	(226,095)
CoreAlpha Bond Master Portfolio	$58,744,999	—		$(14,219,445	)(b)	$44,525,554	44,525,554	1,634,852		(1,752,542)	(491,194)
International Tilts Master Portfolio	$7,703,082	$95,481	(c)	—		$7,798,563	7,798,563	219,280		103,372	(2,696,221)
iShares Edge MSCI Multifactor International ETF	65,491	13,716		(32,802)		46,405	1,100,263	27,263		5,038	(225,827)
iShares Edge MSCI Multifactor USA ETF	72,047	17,249		(73,676)		15,620	435,173	18,642		427,425	(399,692)
iShares MSCI EAFE Small-Cap ETF	15,767	26,032		(17,326)		24,473	1,268,191	35,078		21,504	(325,024)
iShares TIPS Bond ETF	106,675	24,681		(45,408)		85,948	9,412,165	283,751		202,608	(661,259)
Master Total Return Portfolio	$7,111,170	—		$(425,493	)(b)	$6,685,677	6,685,677	258,749		(153,587)	46,220

							$110,043,127	$3,345,583		$2,913,870	$(9,299,000)

*	No longer held by the LifePath Dynamic Master Portfolio as of period end.
(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value sold.
(c)	Represents net shares/investment value purchased.
(d)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For compliance purposes, the LifePath Dynamic Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
Topix Index	10	03/07/19	$149,350	$(84,085)
S&P/TSX 60 Index	7	03/14/19	1,200	(27,888)
Russell 2000 E-Mini Index	57	03/15/19	3,845	(315,641)
S&P 500 E-Mini Index	26	03/15/19	3,257	(68,369)
10-Year U.S. Treasury Note	23	03/20/19	2,806	65,575

				$(430,408)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	1,000	USD	1,000	Goldman Sachs International	01/15/19	$19
EUR	1,000	USD	1,146	Bank of America N.A.	01/15/19	1
EUR	1,000	USD	1,139	Goldman Sachs International	01/15/19	7
EUR	2,000	USD	2,284	Standard Chartered Bank	01/15/19	10
EUR	1,000	USD	1,138	State Street Bank and Trust Co.	01/15/19	9

68	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic Retirement Master Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	1,000	USD	1,141	State Street Bank and Trust Co.	01/15/19	$6
EUR	1,000	USD	1,145	State Street Bank and Trust Co.	01/15/19	2
GBP	1,000	USD	1,275	Nomura International PLC	01/15/19	—
GBP	1,000	USD	1,267	State Street Bank and Trust Co.	01/15/19	8
HKD	1,000	USD	128	Royal Bank of Canada	01/15/19	—
JPY	76,000	USD	693	Bank of America N.A.	01/15/19	1
JPY	376,000	USD	3,410	Citibank N.A.	01/15/19	22
JPY	207,000	USD	1,865	Goldman Sachs International	01/15/19	25
JPY	212,000	USD	1,872	Goldman Sachs International	01/15/19	63
JPY	350,000	USD	3,126	Goldman Sachs International	01/15/19	69
JPY	1,669,000	USD	15,003	Goldman Sachs International	01/15/19	234
JPY	50,000	USD	443	Royal Bank of Canada	01/15/19	13
JPY	93,000	USD	824	State Street Bank and Trust Co.	01/15/19	25
JPY	755,000	USD	6,689	State Street Bank and Trust Co.	01/15/19	203
NZD	1,000	USD	653	Bank of America N.A.	01/15/19	18
PHP	15,000	USD	281	Goldman Sachs International	01/15/19	4
PHP	33,000	USD	616	JPMorgan Chase Bank N.A.	01/15/19	12
PHP	28,000	USD	528	Standard Chartered Bank	01/15/19	6
PHP	53,000	USD	996	Standard Chartered Bank	01/15/19	13
PHP	112,000	USD	2,109	Standard Chartered Bank	01/15/19	23
SEK	12,000	USD	1,347	Bank of America N.A.	01/15/19	8
SEK	1,000	USD	113	State Street Bank and Trust Co.	01/15/19	—
SEK	4,000	USD	445	State Street Bank and Trust Co.	01/15/19	6
SGD	1,000	USD	730	Citibank N.A.	01/15/19	4
SGD	3,000	USD	2,191	JPMorgan Chase Bank N.A.	01/15/19	11
SGD	1,000	USD	730	State Street Bank and Trust Co.	01/15/19	4
SGD	1,000	USD	734	State Street Bank and Trust Co.	01/15/19	—
USD	723	AUD	1,000	Bank of America N.A.	01/15/19	19
USD	734	AUD	1,000	Citibank N.A.	01/15/19	30
USD	1,163	AUD	1,600	Citibank N.A.	01/15/19	36
USD	711	AUD	1,000	JPMorgan Chase Bank N.A.	01/15/19	7
USD	755	CAD	1,000	Bank of America N.A.	01/15/19	23
USD	1,148	EUR	1,000	Barclays Bank PLC	01/15/19	1
USD	1,636	EUR	1,400	Goldman Sachs International	01/15/19	30
USD	1,148	EUR	1,000	State Street Bank and Trust Co.	01/15/19	1
USD	1,280	GBP	1,000	Citibank N.A.	01/15/19	5
USD	3,988	GBP	3,000	Deutsche Bank AG	01/15/19	162
USD	1,276	GBP	1,000	Standard Chartered Bank	01/15/19	1
USD	2,575	GBP	2,000	Standard Chartered Bank	01/15/19	25
USD	1,276	GBP	1,000	State Street Bank and Trust Co.	01/15/19	1
USD	1,279	GBP	1,000	State Street Bank and Trust Co.	01/15/19	4
USD	641	HKD	5,000	Goldman Sachs International	01/15/19	2
USD	2,175	HKD	17,000	Nomura International PLC	01/15/19	4
USD	2,249	HKD	17,600	UBS AG	01/15/19	1
USD	4,605	HKD	36,000	UBS AG	01/15/19	6
USD	6,153	NOK	50,400	Deutsche Bank AG	01/15/19	321
USD	355	NOK	3,000	State Street Bank and Trust Co.	01/15/19	8
USD	733	SGD	1,000	Bank of America N.A.	01/15/19	—
EUR	4,515,740	USD	5,185,650	Bank of America N.A.	03/20/19	21,656
JPY	70,391,926	USD	630,287	Deutsche Bank AG	03/20/19	15,688
USD	2,685,270	AUD	3,709,157	Bank of America N.A.	03/20/19	69,294
USD	717,036	CAD	950,000	Deutsche Bank AG	03/20/19	19,918
USD	22,592	GBP	17,636	Nomura International PLC	03/20/19	29

						128,098

AUD	2,600	USD	1,853	Citibank N.A.	01/15/19	(21)
AUD	1,000	USD	723	State Street Bank and Trust Co.	01/15/19	(18)
AUD	2,000	USD	1,442	State Street Bank and Trust Co.	01/15/19	(33)
AUD	2,000	USD	1,462	State Street Bank and Trust Co.	01/15/19	(53)
AUD	3,000	USD	2,154	State Street Bank and Trust Co.	01/15/19	(41)
AUD	7,000	USD	5,093	State Street Bank and Trust Co.	01/15/19	(161)
CHF	6,000	USD	6,116	Goldman Sachs International	01/15/19	(5)

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic Retirement Master Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	1,000	USD	1,304	Standard Chartered Bank	01/15/19	$(29)
GBP	480	USD	618	State Street Bank and Trust Co.	01/15/19	(6)
GBP	1,000	USD	1,279	State Street Bank and Trust Co.	01/15/19	(4)
GBP	1,000	USD	1,293	State Street Bank and Trust Co.	01/15/19	(18)
GBP	1,000	USD	1,322	State Street Bank and Trust Co.	01/15/19	(46)
HKD	40,000	USD	5,119	State Street Bank and Trust Co.	01/15/19	(9)
ILS	3,000	USD	831	Bank of America N.A.	01/15/19	(28)
NOK	4,000	USD	493	Deutsche Bank AG	01/15/19	(30)
NOK	2,000	USD	234	State Street Bank and Trust Co.	01/15/19	(3)
USD	704	AUD	1,000	State Street Bank and Trust Co.	01/15/19	(1)
USD	1,007	CHF	1,000	Bank of America N.A.	01/15/19	(12)
USD	1,018	CHF	1,000	JPMorgan Chase Bank N.A.	01/15/19	(1)
USD	1,133	EUR	1,000	Deutsche Bank AG	01/15/19	(14)
USD	1,143	EUR	1,000	Goldman Sachs International	01/15/19	(4)
USD	1,139	EUR	1,000	State Street Bank and Trust Co.	01/15/19	(8)
USD	3,466	IDR	54,018,000	Nomura International PLC	01/15/19	(278)
USD	2,112	JPY	237,000	Bank of America N.A.	01/15/19	(52)
USD	399	JPY	45,000	JPMorgan Chase Bank N.A.	01/15/19	(12)
USD	1,485	JPY	165,000	Nomura International PLC	01/15/19	(22)
USD	1,498	JPY	170,000	Standard Chartered Bank	01/15/19	(54)
USD	4,142	JPY	460,000	Standard Chartered Bank	01/15/19	(58)
USD	6,618	JPY	743,000	Standard Chartered Bank	01/15/19	(165)
USD	1,329	JPY	149,000	State Street Bank and Trust Co.	01/15/19	(32)
USD	2,662	JPY	298,000	State Street Bank and Trust Co.	01/15/19	(59)
USD	3,555	JPY	399,000	State Street Bank and Trust Co.	01/15/19	(88)
USD	5,042	JPY	564,000	State Street Bank and Trust Co.	01/15/19	(107)
USD	4,407	PHP	241,000	BNP Paribas S.A.	01/15/19	(181)
USD	445	SEK	4,000	Citibank N.A.	01/15/19	(7)
USD	222	SEK	2,000	Goldman Sachs International	01/15/19	(4)
USD	1,747	SGD	2,400	Citibank N.A.	01/15/19	(15)
AUD	7,800,000	USD	5,647,184	Bank of America N.A.	03/20/19	(146,038)
CAD	1,093,582	USD	825,762	Morgan Stanley & Co. International PLC	03/20/19	(23,281)
USD	85,749	CHF	84,232	Bank of America N.A.	03/20/19	(564)
USD	1,889,178	EUR	1,644,429	Bank of America N.A.	03/20/19	(7,088)
USD	1,872,689	JPY	209,152,000	Nomura International PLC	03/20/19	(46,664)

						(225,314)

						$(97,216)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$65,575	$—	$65,575
Foreign currency exchange contracts
Unrealized appreciation on foreign currency exchange contracts	—	—	—	128,098	—	—	128,098

	$—	$—	$—	$128,098	$65,575	$—	$193,673

Liabilities — Derivative Financial Instruments
Future contracts
Net unrealized depreciation(a)	$—	$—	$495,983	$—	$—	$—	$495,983
Forward foreign currency exchange contracts
Unrealized depreciation on foreign currency exchange contracts	—	—	—	225,314	—	—	225,314

	$—	$—	$495,983	$225,314	$—	$—	$721,297

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

70	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic Retirement Master Portfolio

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain(Loss) from:
Futures contracts	$—	$—	$(311,210)	$—	$757,622	$—	$446,412
Forward foreign currency exchange contracts	—	—	—	(39,735)	—	—	(39,735)

	$—	$—	$(311,210)	$(39,735)	$757,622	$—	$406,677

Net Change in Unrealized Appreciation(Depreciation) on:
Futures contracts	$—	$—	$(501,855)	$—	$82,130	$—	$(419,725)
Forward foreign currency exchange contracts	—	—	—	(105,093)	—	—	(105,093)

	$—	$—	$(501,855)	$(105,093)	$82,130	$—	$(524,818)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$13,567,696
Average notional value of contracts — shorts	$10,247,097
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$3,410,394
Average amounts sold — in USD	$6,997,754

For more information about the LifePath Dynamic Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

	Assets	Liabilities
Futures contracts	$98,768	$—
Forward foreign currency exchange contracts	128,098	225,314

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$226,866	$225,314
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(98,768)	—

Total derivative assets and liabilities subject to an MNA	$128,098	$225,314

The following table presents the LifePath Dynamic Master Portfolio’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the LifePath Dynamic Master Portfolio:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America N.A.	$91,020	$(91,020)	$—	$—	$—
Barclays Bank PLC	1	—	—	—	1
Citibank N.A.	97	(43)	—	—	54
Deutsche Bank AG	36,089	(44)	—	—	36,045
Goldman Sachs International	453	(13)	—	—	440
JPMorgan Chase Bank N.A.	30	(13)	—	—	17
Nomura International PLC	33	(33)	—	—	—
Royal Bank of Canada	13	—	—	—	13
Standard Chartered Bank	78	(78)	—	—	—
State Street Bank and Trust Co.	277	(277)	—	—	—
UBS AG	7	—	—	—	7

	$128,098	$(91,521)	$—	$—	$36,577

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic Retirement Master Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America N.A.	$153,782	$(91,020)	$—	$—	$62,762
BNP Paribas S.A.	181	—	—	—	181
Citibank N.A.	43	(43)	—	—	—
Deutsche Bank AG	44	(44)	—	—	—
Goldman Sachs International	13	(13)	—	—	—
JPMorgan Chase Bank N.A.	13	(13)	—	—	—
Morgan Stanley & Co. International PLC	23,281	—	—	—	23,281
Nomura International PLC	46,964	(33)	—	—	46,931
Standard Chartered Bank	306	(78)	—	—	228
State Street Bank and Trust Co.	687	(277)	—	—	410

	$225,314	$(91,521)	$—	$—	$133,793

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the LifePath Dynamic Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the LifePath Dynamic Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies:
Equity Funds	$10,077,915	$—	$—	$10,077,915
Fixed Income Fund	9,412,165	—	—	9,412,165
Short-Term Securities	5,278,298	—	—	5,278,298
Common Stocks:
Equity Real Estate Investment Trusts (REITs)	292,172	96,917	—	389,089
Hotels, Restaurants & Leisure	5,262	—	—	5,262
Household Durables	3,158	—	—	3,158
Internet Software & Services	—	6,256	—	6,256
IT Services	5,449	—	—	5,449
Real Estate Management & Development	7,413	107,460	—	114,873

Subtotal	$25,081,832	$210,633	$—	$25,292,465

Investments Valued at NAV(a)				85,274,749

Total Investments				$110,567,214

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$65,575	$—	$—	$65,575
Foreign currency exchange contracts	—	128,098	—	128,098
Liabilities:
Equity contracts	(495,983)	—	—	(495,983)
Foreign currency exchange contracts	—	(225,314)	—	(225,314)

	$(430,408)	$(97,216)	$—	$(527,624)

(a)

As of December 31, 2018, certain investments of the LifePath Dynamic Master Portfolio were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)	Derivative financial instruments are futures contracts and forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

72	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2018	LifePath Dynamic 2020 Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(f) — 101.2%

Equity Funds — 45.1%
Active Stock Master Portfolio	$76,552,641	$76,552,641
BlackRock Advantage Emerging Markets Fund — Class K(a)	1,146,383	10,890,633
BlackRock Tactical Opportunities Fund — Class K	685,745	9,360,424
International Tilts Master Portfolio	$21,153,331	21,153,331
iShares Edge MSCI Multifactor International ETF(b)	160,454	3,804,364
iShares Edge MSCI Multifactor USA ETF	79,018	2,201,441
iShares MSCI EAFE Small-Cap ETF(b)	88,106	4,565,653

		128,528,487

Fixed Income Funds — 53.2%
CoreAlpha Bond Master Portfolio	$113,419,513	113,419,513
iShares TIPS Bond ETF	207,548	22,728,581
Master Total Return Portfolio	$15,584,660	15,584,660

		151,732,754

Short-Term Securities — 2.9%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.58%(c)(d)	7,349,251	7,349,986
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.38%(d)	1,066,119	1,066,119

		8,416,105

Total Affiliated Investment Companies — 101.2% (Cost — $253,177,810)		288,677,346

Common Stocks — 1.0%

Equity Real Estate Investment Trusts (REITs) — 0.7%
Activia Properties, Inc.	12	48,754
Alexandria Real Estate Equities, Inc.(b)	578	66,609
Ascendas Real Estate Investment Trust	12,800	24,156
Assura PLC	25,214	16,984
AvalonBay Communities, Inc.	506	88,069
Big Yellow Group PLC	2,458	27,354
Boston Properties, Inc.	685	77,097
Brandywine Realty Trust	2,110	27,156
Canadian Apartment Properties REIT	992	32,190
Capital & Regional PLC	42,167	14,807
CareTrust REIT, Inc.	3,651	67,397
CyrusOne, Inc.	1,233	65,201
Derwent London PLC	436	15,854
EPR Properties	861	55,130
Equinix, Inc.	109	38,429
Equity Residential	819	54,062
Extra Space Storage, Inc.	530	47,954
Federal Realty Investment Trust	321	37,891
Gecina SA	210	27,184
GLP J-REIT	33	33,599
Hammerson PLC	1,796	7,561
Highwoods Properties, Inc.	749	28,979
Host Hotels & Resorts, Inc.	4,453	74,232
Hulic REIT, Inc.	12	18,633
Ichigo Office REIT Investment Corp.	17	15,012
Invitation Homes, Inc.	1,375	27,610
JBG SMITH Properties	365	12,706
Kenedix Office Investment Corp.	7	44,680
Land Securities Group PLC	2,064	21,193
Link REIT	6,500	65,895

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Prologis, Inc.	1,703	$100,000
PRS REIT PLC	18,427	22,172
Regency Centers Corp.	872	51,169
Rexford Industrial Realty, Inc.	1,679	49,480
RioCan Real Estate Investment Trust	2,651	46,216
Scentre Group	20,273	55,734
Segro PLC	2,073	15,562
Simon Property Group, Inc.	731	122,801
Spirit Realty Capital, Inc.	1,094	38,563
STAG Industrial, Inc.	563	14,007
Sun Communities, Inc.	688	69,976
UDR, Inc.	1,453	57,568
Unibail-Rodamco-Westfield	408	63,136
Ventas, Inc.	1,048	61,402
VEREIT, Inc.	3,873	27,692
VICI Properties, Inc.	1,825	34,274
Welltower, Inc.	189	13,118

		2,025,248

Hotels, Restaurants & Leisure — 0.0%
Hilton Worldwide Holdings, Inc.	194	13,929
Marriott International, Inc., Class A	124	13,462

		27,391

Household Durables — 0.0%
Glenveagh Properties PLC(a)(e)	20,372	16,479

Interactive Media & Services — 0.1%
NEXTDC Ltd.(a)	7,579	32,655

IT Services — 0.0%
GDS Holdings Ltd. — ADR(a)	1,231	28,424

Real Estate Management & Development — 0.2%
Aedas Homes SAU(a)(e)	727	18,458
Castellum AB	933	17,241
City Developments Ltd.	3,400	20,270
CK Asset Holdings Ltd.	9,500	69,507
Entra ASA(e)	2,281	30,378
Fabege AB	1,700	22,722
Godewind Immobilien AG(a)(e)	4,749	15,641
Inmobiliaria Colonial Socimi SA	2,943	27,435
LEG Immobilien AG	364	37,976
Leopalace21 Corp.	3,400	13,481
Mega Manunggal Property Tbk PT(a)	271,200	9,807
Mitsubishi Estate Co. Ltd.	3,300	51,920
Mitsui Fudosan Co. Ltd.	2,500	55,530
Sun Hung Kai Properties Ltd.	4,500	64,222
Tokyu Fudosan Holdings Corp.	4,712	23,226
Vonovia SE	1,633	73,614
Wharf Real Estate Investment Co. Ltd.	5,000	29,905
Yanlord Land Group Ltd.	15,300	13,692

		595,025

Total Common Stocks — 1.0% (Cost — $2,739,211)		2,725,222

Total Investments — 102.2% (Cost — $255,917,021)		291,402,568

Liabilities in Excess of Other Assets — (2.2)%		(6,205,015)

Net Assets — 100.0%		$285,197,553

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	All or a portion of security was purchased with the cash collateral from loaned securities.

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2020 Master Portfolio

(d)	Annualized 7-day yield as of period end.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the LifePath Dynamic Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the LifePath Dynamic Master Portfolio were as follows:

Affiliate Persons and/or Related Parties	Shares/ Investment Value Held at 12/31/17	Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
Active Stock Master Portfolio	$97,061,251	—		$(20,508,610	)(b)	$76,552,641	$76,552,641	$1,665,623		$8,842,543	$(9,348,091)
BlackRock Advantage Emerging Markets Fund*	1,202,006	—		(1,202,006)		—	—	—		1,675,415	(1,730,888)
BlackRock Advantage Emerging Markets Fund — Class K	—	1,768,036		(621,653)		1,146,383	10,890,633	—		(435,630)	(1,345,780)
BlackRock Cash Funds: Institutional, SL Agency Shares	6,032,185	1,317,066	(d)	—		7,349,251	7,349,986	9,085	(c)	1,025	34
BlackRock Cash Funds: Treasury, SL Agency Shares	1,781,552	—		(715,433	)(b)	1,066,119	1,066,119	30,720		—	—
BlackRock Commodity Strategies Fund*	1,735,182	1,685,637		(3,420,819)		—	—	—		1,855,090	(2,287,008)
BlackRock Tactical Opportunities Fund — Class K	821,636	110,926		(246,817)		685,745	9,360,424	822,013		317,057	(595,370)
CoreAlpha Bond Master Portfolio	$125,214,086	—		$(11,794,573	)(b)	$113,419,513	113,419,513	3,681,649		(3,825,207)	224,836
International Tilts Master Portfolio	$26,203,316	—		$(5,049,985	)(b)	$21,153,331	21,153,331	701,615		682,147	(8,490,532)
iShares Edge MSCI Multifactor International ETF	204,135	6,078		(49,759)		160,454	3,804,364	97,585		330,571	(1,125,630)
iShares Edge MSCI Multifactor USA ETF	297,424	30,488		(248,894)		79,018	2,201,441	98,757		1,687,129	(1,608,479)
iShares MSCI EAFE Small-Cap ETF	56,886	47,592		(16,372)		88,106	4,565,653	124,655		(35,776)	(1,088,283)
iShares TIPS Bond ETF	246,811	12,202		(51,465)		207,548	22,728,581	685,119		(111,092)	(972,034)
Master Total Return Portfolio	$24,155,339	—		$(8,570,679	)(b)	$15,584,660	15,584,660	733,097		(489,001)	(482,320)

							$288,677,346	$8,649,918		$10,494,271	$(28,849,545)

*	No longer held by the LifePath Dynamic Master Portfolio as of period end.
(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value sold.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Represents net shares/investment value purchased.

For compliance purposes, the LifePath Dynamic Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
Topix Index	27	03/07/19	$3,679	$(227,031)
S&P/TSX 60 Index	21	03/14/19	2,637	(83,659)
Russell 2000 E-Mini Index	148	03/15/19	9,983	(819,560)
S&P 500 E-Mini Index	44	03/15/19	5,511	(644)
10-Year U.S. Treasury Note	45	03/20/19	5,491	128,299

				$(1,002,595)

74	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2020 Master Portfolio

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	4,000	USD	4,583	Bank of America N.A.	01/15/19	$5
EUR	3,000	USD	3,418	Goldman Sachs International	01/15/19	22
EUR	3,000	USD	3,432	Nomura International PLC	01/15/19	8
EUR	14,000	USD	15,988	Standard Chartered Bank	01/15/19	68
EUR	4,000	USD	4,564	State Street Bank and Trust Co.	01/15/19	24
EUR	4,000	USD	4,579	State Street Bank and Trust Co.	01/15/19	9
EUR	12,000	USD	13,655	State Street Bank and Trust Co.	01/15/19	107
GBP	5,000	USD	6,375	Nomura International PLC	01/15/19	2
GBP	3,000	USD	3,802	State Street Bank and Trust Co.	01/15/19	24
IDR	177,722,000	USD	12,231	Goldman Sachs International	01/15/19	88
IDR	130,730,000	USD	8,984	Standard Chartered Bank	01/15/19	78
JPY	465,000	USD	4,239	Bank of America N.A.	01/15/19	7
JPY	814,000	USD	7,313	Bank of America N.A.	01/15/19	119
JPY	1,140,000	USD	10,183	Bank of America N.A.	01/15/19	224
JPY	1,532,000	USD	13,896	Citibank N.A.	01/15/19	91
JPY	798,000	USD	7,047	Goldman Sachs International	01/15/19	239
JPY	9,437,000	USD	85,012	Goldman Sachs International	01/15/19	1,144
JPY	367,000	USD	3,270	Nomura International PLC	01/15/19	81
JPY	398,000	USD	3,527	Royal Bank of Canada	01/15/19	107
JPY	2,096,000	USD	18,571	State Street Bank and Trust Co.	01/15/19	565
JPY	8,305,000	USD	74,627	State Street Bank and Trust Co.	01/15/19	1,194
NZD	5,000	USD	3,265	Bank of America N.A.	01/15/19	92
PHP	77,000	USD	1,445	Goldman Sachs International	01/15/19	21
PHP	177,000	USD	3,335	Goldman Sachs International	01/15/19	35
PHP	176,000	USD	3,286	JPMorgan Chase Bank N.A.	01/15/19	65
PHP	286,000	USD	5,373	Standard Chartered Bank	01/15/19	72
PHP	580,000	USD	10,924	Standard Chartered Bank	01/15/19	117
SEK	97,000	USD	10,891	Bank of America N.A.	01/15/19	65
SEK	6,000	USD	668	State Street Bank and Trust Co.	01/15/19	10
SEK	25,000	USD	2,784	State Street Bank and Trust Co.	01/15/19	39
SEK	79,000	USD	8,908	State Street Bank and Trust Co.	01/15/19	14
SGD	2,000	USD	1,460	Citibank N.A.	01/15/19	8
SGD	4,000	USD	2,921	Citibank N.A.	01/15/19	15
SGD	1,000	USD	728	JPMorgan Chase Bank N.A.	01/15/19	6
SGD	21,000	USD	15,292	JPMorgan Chase Bank N.A.	01/15/19	119
SGD	21,000	USD	15,336	JPMorgan Chase Bank N.A.	01/15/19	76
SGD	3,000	USD	2,189	State Street Bank and Trust Co.	01/15/19	13
USD	5,064	AUD	7,000	Bank of America N.A.	01/15/19	133
USD	5,817	AUD	8,000	Citibank N.A.	01/15/19	181
USD	6,609	AUD	9,000	Citibank N.A.	01/15/19	269
USD	34,131	AUD	48,000	JPMorgan Chase Bank N.A.	01/15/19	314
USD	709	AUD	1,000	Nomura International PLC	01/15/19	4
USD	2,117	AUD	3,000	State Street Bank and Trust Co.	01/15/19	3
USD	2,118	AUD	3,000	State Street Bank and Trust Co.	01/15/19	5
USD	4,502	CAD	6,000	JPMorgan Chase Bank N.A.	01/15/19	105
USD	19,970	CAD	26,000	JPMorgan Chase Bank N.A.	01/15/19	918
USD	1,515	CAD	2,000	State Street Bank and Trust Co.	01/15/19	49
USD	5,742	EUR	5,000	Nomura International PLC	01/15/19	7
USD	61,758	EUR	53,000	Royal Bank of Canada	01/15/19	973
USD	5,738	EUR	5,000	State Street Bank and Trust Co.	01/15/19	4
USD	11,684	EUR	10,000	State Street Bank and Trust Co.	01/15/19	215
USD	26,586	GBP	20,000	JPMorgan Chase Bank N.A.	01/15/19	1,078
USD	2,609	GBP	2,000	Nomura International PLC	01/15/19	58
USD	31,718	GBP	24,000	Royal Bank of Canada	01/15/19	1,109
USD	3,842	GBP	3,000	Standard Chartered Bank	01/15/19	15
USD	3,928	GBP	3,000	Standard Chartered Bank	01/15/19	102
USD	5,104	GBP	4,000	Standard Chartered Bank	01/15/19	2
USD	6,395	GBP	5,000	Standard Chartered Bank	01/15/19	18
USD	11,589	GBP	9,000	Standard Chartered Bank	01/15/19	111
USD	3,829	GBP	3,000	State Street Bank and Trust Co.	01/15/19	3
USD	11,133	HKD	87,000	BNY Mellon	01/15/19	19
USD	4,359	HKD	34,000	Goldman Sachs International	01/15/19	16

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2020 Master Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,555	HKD	20,000	State Street Bank and Trust Co.	01/15/19	$—
USD	10,479	HKD	82,000	State Street Bank and Trust Co.	01/15/19	3
USD	4,605	HKD	36,000	UBS AG	01/15/19	6
USD	45,623	HKD	357,000	UBS AG	01/15/19	17
USD	3,605	ILS	13,000	Deutsche Bank AG	01/15/19	126
USD	38,948	NOK	319,000	Deutsche Bank AG	01/15/19	2,033
USD	1,303	NOK	11,000	State Street Bank and Trust Co.	01/15/19	30
EUR	12,216,084	USD	14,028,340	Bank of America N.A.	03/20/19	58,584
JPY	131,264,483	USD	1,175,085	Deutsche Bank AG	03/20/19	29,507
USD	5,215,767	AUD	7,204,228	Bank of America N.A.	03/20/19	134,804
USD	1,660,505	CAD	2,200,000	Deutsche Bank AG	03/20/19	46,125
USD	80,998	GBP	63,230	Nomura International PLC	03/20/19	105

						282,024

AUD	18,000	USD	12,821	Barclays Bank PLC	01/15/19	(139)
AUD	39,000	USD	27,860	JPMorgan Chase Bank N.A.	01/15/19	(384)
AUD	6,000	USD	4,392	State Street Bank and Trust Co.	01/15/19	(165)
AUD	7,000	USD	5,060	State Street Bank and Trust Co.	01/15/19	(128)
AUD	8,000	USD	5,846	State Street Bank and Trust Co.	01/15/19	(210)
AUD	10,000	USD	7,211	State Street Bank and Trust Co.	01/15/19	(166)
AUD	13,000	USD	9,372	State Street Bank and Trust Co.	01/15/19	(213)
AUD	16,000	USD	11,489	State Street Bank and Trust Co.	01/15/19	(217)
AUD	25,000	USD	18,189	State Street Bank and Trust Co.	01/15/19	(576)
CAD	3,000	USD	2,305	JPMorgan Chase Bank N.A.	01/15/19	(107)
CAD	25,000	USD	19,285	Nomura International PLC	01/15/19	(966)
CAD	3,000	USD	2,261	State Street Bank and Trust Co.	01/15/19	(63)
CAD	3,000	USD	2,295	State Street Bank and Trust Co.	01/15/19	(97)
CHF	37,000	USD	37,710	State Street Bank and Trust Co.	01/15/19	(27)
EUR	54,000	USD	63,041	Nomura International PLC	01/15/19	(1,109)
EUR	2,000	USD	2,296	Standard Chartered Bank	01/15/19	(3)
GBP	31,000	USD	40,968	BNP Paribas S.A.	01/15/19	(1,432)
GBP	10,000	USD	13,061	Nomura International PLC	01/15/19	(307)
GBP	2,000	USD	2,587	State Street Bank and Trust Co.	01/15/19	(36)
GBP	4,000	USD	5,248	State Street Bank and Trust Co.	01/15/19	(146)
GBP	8,000	USD	10,236	State Street Bank and Trust Co.	01/15/19	(33)
HKD	35,000	USD	4,474	Barclays Bank PLC	01/15/19	(3)
HKD	360,000	USD	46,013	Citibank N.A.	01/15/19	(23)
HKD	9,000	USD	1,152	Royal Bank of Canada	01/15/19	(3)
HKD	64,000	USD	8,190	State Street Bank and Trust Co.	01/15/19	(14)
HKD	16,000	USD	2,047	UBS AG	01/15/19	(3)
ILS	27,000	USD	7,477	Bank of America N.A.	01/15/19	(250)
NOK	7,000	USD	817	JPMorgan Chase Bank N.A.	01/15/19	(7)
NOK	78,000	USD	9,612	JPMorgan Chase Bank N.A.	01/15/19	(586)
NOK	11,000	USD	1,289	State Street Bank and Trust Co.	01/15/19	(16)
SGD	5,000	USD	3,671	State Street Bank and Trust Co.	01/15/19	(1)
USD	1,407	AUD	2,000	State Street Bank and Trust Co.	01/15/19	(2)
USD	1,007	CHF	1,000	Citibank N.A.	01/15/19	(12)
USD	8,143	CHF	8,000	Nomura International PLC	01/15/19	(5)
USD	3,419	EUR	3,000	Bank of America N.A.	01/15/19	(22)
USD	11,332	EUR	10,000	Deutsche Bank AG	01/15/19	(136)
USD	6,855	EUR	6,000	Goldman Sachs International	01/15/19	(26)
USD	1,144	EUR	1,000	Nomura International PLC	01/15/19	(3)
USD	5,693	EUR	5,000	State Street Bank and Trust Co.	01/15/19	(41)
USD	2,221	IDR	32,152,000	JPMorgan Chase Bank N.A.	01/15/19	(7)
USD	26,826	IDR	418,079,000	Nomura International PLC	01/15/19	(2,155)
USD	9,580	JPY	1,075,000	Bank of America N.A.	01/15/19	(234)
USD	11,566	JPY	1,297,000	Deutsche Bank AG	01/15/19	(275)
USD	2,428	JPY	274,000	JPMorgan Chase Bank N.A.	01/15/19	(74)
USD	75,911	JPY	8,437,000	Nomura International PLC	01/15/19	(1,115)
USD	7,031	JPY	791,000	Standard Chartered Bank	01/15/19	(191)
USD	12,944	JPY	1,469,000	Standard Chartered Bank	01/15/19	(467)
USD	26,524	JPY	2,946,000	Standard Chartered Bank	01/15/19	(371)

76	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2020 Master Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	655	JPY	73,000	State Street Bank and Trust Co.	01/15/19	$(11)
USD	11,781	JPY	1,319,000	State Street Bank and Trust Co.	01/15/19	(261)
USD	15,136	JPY	1,699,000	State Street Bank and Trust Co.	01/15/19	(375)
USD	34,675	JPY	3,879,000	State Street Bank and Trust Co.	01/15/19	(738)
USD	23,699	PHP	1,296,000	BNP Paribas S.A.	01/15/19	(973)
USD	12,257	SEK	109,000	Citibank N.A.	01/15/19	(54)
USD	1,222	SEK	11,000	Goldman Sachs International	01/15/19	(21)
USD	3,115	SEK	28,000	Goldman Sachs International	01/15/19	(47)
USD	2,934	SGD	4,000	Bank of America N.A.	01/15/19	(2)
USD	9,449	SGD	13,000	Citibank N.A.	01/15/19	(92)
USD	16,011	SGD	22,000	JPMorgan Chase Bank N.A.	01/15/19	(135)
USD	2,905	SGD	4,000	State Street Bank and Trust Co.	01/15/19	(31)
AUD	18,000,000	USD	13,031,964	Bank of America N.A.	03/20/19	(337,011)
CAD	2,876,968	USD	2,172,393	Morgan Stanley & Co. International PLC	03/20/19	(61,247)
USD	271,505	CHF	266,703	Bank of America N.A.	03/20/19	(1,786)
USD	4,939,171	EUR	4,300,833	Bank of America N.A.	03/20/19	(20,315)
USD	4,482,857	JPY	500,745,890	Nomura International PLC	03/20/19	(112,403)

						(548,068)

						$(266,044)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$128,299	$—	$128,299
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	282,024	—	—	282,024

	$—	$—	$—	$282,024	$128,299	$—	$410,323

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$1,130,894	$—	$—	$—	$1,130,894
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	548,068	—	—	548,068

	$—	$—	$1,130,894	$548,068	$—	$—	$1,678,962

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(915,916)	$—	$2,067,176	$—	$1,151,260
Forward foreign currency exchange contracts	—	—	—	(14,127)	—	—	(14,127)

	$—	$—	$(915,916)	$(14,127)	$2,067,176	$—	$1,137,133

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(1,114,770)	$—	$177,432	$—	$(937,338)
Forward foreign currency exchange contracts	—	—	—	(295,869)	—	—	(295,869)

	$—	$—	$(1,114,770)	$(295,869)	$177,432	$—	$(1,233,207)

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2020 Master Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$37,489,057
Average notional value of contracts — short	$31,251,538
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$9,372,814
Average amounts sold — in USD	$18,164,202

For more information about the LifePath Dynamic Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

	Assets	Liabilities
Futures contracts	$244,266	$—
Forward foreign currency exchange contracts	282,024	548,068

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$526,290	$548,068
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(244,266)	—

Total derivative assets and liabilities subject to an MNA	$282,024	$548,068

The following table presents the LifePath Dynamic Master Portfolio’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the LifePath Dynamic Master Portfolio:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America N.A.	$194,033	$(194,033)	$—	$—	$—
BNY Mellon	19	—	—	—	19
Citibank N.A.	564	(181)	—	—	383
Deutsche Bank AG	77,791	(411)	—	—	77,380
Goldman Sachs International	1,565	(94)	—	—	1,471
JPMorgan Chase Bank N.A.	2,681	(1,300)	—	—	1,381
Nomura International PLC	265	(265)	—	—	—
Royal Bank of Canada	2,189	(3)	—	—	2,186
Standard Chartered Bank	583	(583)	—	—	—
State Street Bank and Trust Co.	2,311	(2,311)	—	—	—
	23	(3)	—	—	20

	$282,024	$(199,184)	$—	$—	$82,840

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America N.A.	$359,620	$(194,033)	$—	$—	$165,587
Barclays Bank PLC	142	—	—	—	142
BNP Paribas S.A.	2,405	—	—	—	2,405
Citibank N.A.	181	(181)	—	—	—
Deutsche Bank AG	411	(411)	—	—	—
Goldman Sachs International	94	(94)	—	—	—
JPMorgan Chase Bank N.A.	1,300	(1,300)	—	—	—
Morgan Stanley & Co. International PLC	61,247	—	—	—	61,247
Nomura International PLC	118,063	(265)	—	—	117,798
Royal Bank of Canada	3	(3)	—	—	—
Standard Chartered Bank	1,032	(583)	—	—	449
State Street Bank and Trust Co.	3,567	(2,311)	—	—	1,256
UBS AG	3	(3)			—

	$548,068	$(199,184)	—	—	$348,884

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

78	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2020 Master Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the LifePath Dynamic Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the LifePath Dynamic Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies:
Equity Funds	$30,822,515	$—	$—	$30,822,515
Fixed Income Fund	22,728,581	—	—	22,728,581
Short-Term Securities	8,416,105	—	—	8,416,105
Common Stocks:
Equity Real Estate Investment Trusts (REITs)	1,523,957	501,291	—	2,025,248
Hotels, Restaurants & Leisure	27,391	—	—	27,391
Household Durables	16,479	—	—	16,479
Interactive Media & Services	—	32,655	—	32,655
IT Services	28,424	—	—	28,424
Real Estate Management & Development	28,265	566,760	—	595,025

Subtotal	$63,591,717	$1,100,706	$—	$64,692,423

Investments Valued at NAV(a)				226,710,145

Total Investments				$291,402,568

Derivative Financial Instruments(b)
Assets:
Forward foreign currency exchange contracts	$—	$282,024	$—	$282,024
Interest rate contracts	128,299	—	—	128,299
Liabilities:
Equity contracts	(1,130,894)	—	—	(1,130,894)
Forward foreign currency exchange contracts	—	(548,068)	—	(548,068)

	$(1,002,595)	$(266,044)	$—	$(1,268,639)

(a)

As of December 31, 2018, certain investments of the LifePath Dynamic Master Portfolio were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)	Derivative financial instruments are futures contracts and forward foreign currency exchange contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	79

Schedule of Investments December 31, 2018	LifePath Dynamic 2030 Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(f) — 95.1%

Equity Funds — 63.8%
Active Stock Master Portfolio	$116,921,680	$116,921,680
BlackRock Advantage Emerging Markets Fund — Class K	1,841,392	17,493,221
BlackRock Tactical Opportunities Fund — Class K	745,753	10,179,528
International Tilts Master Portfolio	$33,994,754	33,994,754
iShares Edge MSCI Multifactor International ETF	278,178	6,595,601
iShares Edge MSCI Multifactor USA ETF	142,679	3,975,037
iShares MSCI EAFE Small-Cap ETF(b)(c)	132,778	6,880,556

		196,040,377

Fixed Income Funds — 28.7%
CoreAlpha Bond Master Portfolio	$64,489,702	64,489,702
iShares TIPS Bond ETF	120,087	13,150,727
Master Total Return Portfolio	$10,741,999	10,741,999

		88,382,428

Short-Term Securities — 2.6%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.58%(c)(d)	7,025,957	7,026,660
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.38%(d)	927,237	927,237

		7,953,897

Total Affiliated Investment Companies — 95.1% (Cost — $295,361,459)		292,376,702

Common Stocks — 7.1%

Equity Real Estate Investment Trusts (REITs) — 5.2%
Activia Properties, Inc.	99	402,224
Alexandria Real Estate Equities, Inc.	4,586	528,491
Ascendas Real Estate Investment Trust	101,400	191,361
Assura PLC	200,264	134,894
AvalonBay Communities, Inc.	4,020	699,681
Big Yellow Group PLC	19,526	217,299
Boston Properties, Inc.	5,445	612,835
Brandywine Realty Trust	16,850	216,859
Canadian Apartment Properties REIT	7,878	255,637
Capital & Regional PLC	326,605	114,688
CareTrust REIT, Inc.	30,041	554,557
CyrusOne, Inc.	9,867	521,767
Derwent London PLC	3,461	125,847
EPR Properties	6,854	438,862
Equinix, Inc.	868	306,022
Equity Residential	6,503	429,263
Extra Space Storage, Inc.	4,209	380,830
Federal Realty Investment Trust	2,553	301,356
Gecina SA	1,664	215,405
GLP J-REIT	264	268,794
Hammerson PLC	13,328	56,110
Highwoods Properties, Inc.	5,984	231,521
Host Hotels & Resorts, Inc.	35,375	589,701
Hulic REIT, Inc.	97	150,619
Ichigo Office REIT Investment	141	124,508
Invitation Homes, Inc.	10,924	219,354
JBG SMITH Properties	2,827	98,408
Kenedix Office Investment Corp.	54	344,672
Land Securities Group PLC	16,391	168,300
Link REIT	50,000	506,886
Prologis, Inc.	13,527	794,305

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
PRS REIT PLC(b)	148,869	$179,122
Regency Centers Corp.	6,895	404,598
Rexford Industrial Realty, Inc.	13,343	393,218
RioCan Real Estate Investment Trust	20,941	365,072
Scentre Group	161,339	443,548
Segro PLC	16,413	123,215
Simon Property Group, Inc.	5,804	975,014
Spirit Realty Capital, Inc.	8,771	309,178
STAG Industrial, Inc.	4,537	112,880
Sun Communities, Inc.	5,463	555,642
UDR, Inc.	11,544	457,373
Unibail-Rodamco-Westfield	3,242	501,682
Ventas, Inc.	8,326	487,820
VEREIT, Inc.	30,671	219,298
VICI Properties, Inc.	14,500	272,310
Welltower, Inc.	1,509	104,740

		16,105,766

Hotels, Restaurants & Leisure — 0.1%
Hilton Worldwide Holdings, Inc.(b)	1,527	109,638
Marriott International, Inc., Class A	1,012	109,863

		219,501

Household Durables — 0.0%
Glenveagh Properties PLC(a)(e)	155,760	125,994

Internet Software & Services — 0.1%
NEXTDC Ltd.(a)	60,318	259,885

IT Services — 0.1%
GDS Holdings Ltd. — ADR(a)	9,778	225,774

Real Estate Management & Development — 1.6%
Aedas Homes SAU(a)(e)	5,856	148,683
Castellum AB	7,191	132,880
City Developments Ltd.	27,000	160,966
CK Asset Holdings Ltd.	76,000	556,060
Entra ASA(e)	18,900	251,712
Fabege AB	13,061	174,573
Godewind Immobilien AG(a)(e)	39,179	129,042
Inmobiliaria Colonial Socimi SA	23,373	217,883
LEG Immobilien AG	3,032	316,328
Leopalace21 Corp.	27,100	107,448
Mega Manunggal Property Tbk PT(a)	4,916,800	177,798
Mitsubishi Estate Co. Ltd.	25,800	405,924
Mitsui Fudosan Co. Ltd.	20,200	448,680
Sun Hung Kai Properties Ltd.	34,500	492,371
Tokyu Fudosan Holdings Corp.	37,104	182,887
Vonovia SE	13,260	597,746
Wharf Real Estate Investment Co. Ltd.	38,000	227,275
Yanlord Land Group Ltd.	121,100	108,372

		4,836,628

Total Common Stocks — 7.1% (Cost — $22,332,591)		21,773,548

Total Investments — 102.2% (Cost — $317,694,050)		314,150,250

Liabilities in Excess of Other Assets — (2.2)%		(6,722,671)

Net Assets — 100.0%		$307,427,579

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	All or a portion of security was purchased with the cash collateral from loaned securities.

80	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2030 Master Portfolio

(d)	Annualized 7-day yield as of period end.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)

During year ended December 31, 2018, investments in issuers considered to be affiliates of the LifePath Dynamic Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the LifePath Dynamic Master Portfolio were as follows:

Affiliate Persons and/or Related Parties	Shares/ Investment Value Held at 12/31/17	Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
Active Stock Master Portfolio	$148,806,479	—		$(31,884,799	)(b)	$116,921,680	$116,921,680	$2,591,410		$13,529,375	$(10,864,936)
BlackRock Advantage Emerging Markets Fund*	1,925,567	—		(1,925,567)		—	—	—		2,415,121	(2,556,109)
BlackRock Advantage Emerging Markets Fund — Class K	—	2,768,591	(d)	(927,199)		1,841,392	17,493,221	—		(544,723)	(2,088,844)
BlackRock Cash Funds: Institutional, SL Agency Shares	1,988,950	5,037,007	(d)	—		7,025,957	7,026,660	16,821	(c)	(36)	142
BlackRock Cash Funds: Treasury, SL Agency Shares	1,423,226	—		(495,989	)(b)	927,237	927,237	69,553		—	—
BlackRock Commodity Strategies Fund*	1,945,367	1,968,993		(3,914,360)		—	—	—		1,651,542	(2,169,720)
BlackRock Tactical Opportunities Fund — Class K	867,877	93,781		(215,905)		745,753	10,179,528	932,101		271,579	(627,739)
CoreAlpha Bond Master Portfolio	$64,975,540	—		$(485,838	)(b)	$64,489,702	64,489,702	1,976,511		(2,007,896)	(2,513,246)
International Tilts Master Portfolio	$38,973,518	—		$(4,978,764	)(b)	$33,994,754	33,994,754	1,095,549		595,928	(14,394,191)
iShares Edge MSCI Multifactor International ETF	349,850	23,422		(95,094)		278,178	6,595,601	164,501		604,350	(1,995,553)
iShares Edge MSCI Multifactor USA ETF	179,369	132,076		(168,766)		142,679	3,975,037	49,266		1,097,701	(993,652)
iShares MSCI EAFE Small-Cap ETF	148,364	66,620		(82,206)		132,778	6,880,556	181,917		673,679	(2,293,630)
iShares TIPS Bond ETF	140,478	4,789		(25,180)		120,087	13,150,727	396,332		(81,224)	(543,369)
Master Total Return Portfolio	$18,457,968	—		$(7,715,969	)(b)	$10,741,999	10,741,999	481,728		(303,508)	204,025

							$292,376,702	$7,955,689		$17,901,888	$(40,836,822)

*	No longer held by the LifePath Dynamic Master Portfolio as of period end.
(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value sold.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Represents net shares/investment value purchased.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
Topix Index	30	03/07/19	$4,088	$(252,256)
S&P/TSX 60 Index	34	03/14/19	4,270	(135,449)
Russell 2000 E-Mini Index	111	03/15/19	7,487	(587,051)
S&P 500 E-Mini Index	58	03/15/19	7,265	(68,838)
10-Year U.S. Treasury Note	63	03/20/19	7,687	179,618

				$(863,976)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	22,000	USD	25,067	Goldman Sachs International	1/15/2019	$164
EUR	40,000	USD	45,638	JPMorgan Chase Bank N.A.	1/15/2019	238
EUR	19,000	USD	21,737	Nomura International PLC	1/15/2019	53
EUR	34,000	USD	38,919	Nomura International PLC	1/15/2019	76
EUR	104,000	USD	118,779	Standard Chartered Bank	1/15/2019	498
EUR	81,000	USD	92,175	State Street Bank and Trust Co.	1/15/2019	723

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2030 Master Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	17,000	USD	21,542	State Street Bank and Trust Co.	1/15/2019	$139
JPY	58,638,000	USD	526,937	BNP Paribas S.A.	1/15/2019	8,402
JPY	6,265,000	USD	56,281	Bank of America N.A.	1/15/2019	916
JPY	12,819,000	USD	116,271	Citibank N.A.	1/15/2019	761
JPY	3,517,000	USD	31,171	Deutsche Bank AG	1/15/2019	937
JPY	6,515,000	USD	57,530	Goldman Sachs International	1/15/2019	1,950
JPY	10,842,000	USD	96,850	Goldman Sachs International	1/15/2019	2,133
JPY	26,027,000	USD	234,460	Goldman Sachs International	1/15/2019	3,155
JPY	917,000	USD	8,170	Nomura International PLC	1/15/2019	201
JPY	3,613,000	USD	32,012	State Street Bank and Trust Co.	1/15/2019	973
JPY	8,646,000	USD	76,605	State Street Bank and Trust Co.	01/15/19	2,329
NZD	38,000	USD	24,822	Nomura International PLC	01/15/19	689
PHP	640,000	USD	12,009	Goldman Sachs International	01/15/19	175
PHP	6,130,000	USD	115,464	JPMorgan Chase Bank N.A.	01/15/19	1,233
PHP	3,061,000	USD	57,536	State Street Bank and Trust Co.	1/15/2019	736
SEK	94,000	USD	10,603	JPMorgan Chase Bank N.A.	1/15/2019	14
SEK	630,000	USD	70,752	Standard Chartered Bank	1/15/2019	402
SEK	61,000	USD	6,786	State Street Bank and Trust Co.	1/15/2019	103
SEK	186,000	USD	20,716	State Street Bank and Trust Co.	1/15/2019	291
SGD	17,000	USD	12,412	Citibank N.A.	1/15/2019	64
SGD	24,000	USD	17,522	Citibank N.A.	1/15/2019	92
SGD	27,000	USD	19,647	JPMorgan Chase Bank N.A.	1/15/2019	168
SGD	177,000	USD	129,262	JPMorgan Chase Bank N.A.	1/15/2019	638
SGD	24,000	USD	17,508	State Street Bank and Trust Co.	1/15/2019	105
USD	51,449	AUD	73,000	Bank of America N.A.	1/15/2019	18
USD	26,046	AUD	36,000	Citibank N.A.	1/15/2019	683
USD	51,623	AUD	71,000	Citibank N.A.	1/15/2019	1,602
USD	46,930	AUD	66,000	JPMorgan Chase Bank N.A.	1/15/2019	431
USD	20,547	AUD	29,000	Nomura International PLC	1/15/2019	116
USD	16,230	AUD	23,000	State Street Bank and Trust Co.	1/15/2019	26
USD	17,653	AUD	25,000	State Street Bank and Trust Co.	1/15/2019	40
USD	55,078	AUD	75,000	State Street Bank and Trust Co.	1/15/2019	2,239
USD	15,110	CAD	20,000	Bank of America N.A.	1/15/2019	455
USD	26,114	CAD	34,000	JPMorgan Chase Bank N.A.	1/15/2019	1,201
USD	36,764	CAD	49,000	JPMorgan Chase Bank N.A.	1/15/2019	859
USD	22,729	CAD	31,000	Nomura International PLC	1/15/2019	14
USD	10,605	CAD	14,000	State Street Bank and Trust Co.	1/15/2019	346
USD	72,437	EUR	62,000	Goldman Sachs International	1/15/2019	1,330
USD	53,972	EUR	47,000	Nomura International PLC	1/15/2019	68
USD	33,793	EUR	29,000	Royal Bank of Canada	1/15/2019	533
USD	56,236	EUR	49,000	State Street Bank and Trust Co.	1/15/2019	38
USD	38,414	GBP	30,000	Citibank N.A.	1/15/2019	154
USD	42,208	GBP	33,000	Citibank N.A.	1/15/2019	121
USD	178,136	GBP	134,000	JPMorgan Chase Bank N.A.	1/15/2019	7,239
USD	18,260	GBP	14,000	Nomura International PLC	1/15/2019	405
USD	30,396	GBP	23,000	Royal Bank of Canada	1/15/2019	1,063
USD	35,350	GBP	27,000	Standard Chartered Bank	1/15/2019	916
USD	40,830	GBP	32,000	Standard Chartered Bank	1/15/2019	18
USD	97,865	GBP	76,000	Standard Chartered Bank	1/15/2019	938
USD	30,632	GBP	24,000	State Street Bank and Trust Co.	1/15/2019	23
USD	43,974	HKD	343,000	Citibank N.A.	1/15/2019	156
USD	72,683	HKD	568,000	Nomura International PLC	1/15/2019	122
USD	35,776	HKD	280,000	State Street Bank and Trust Co.	1/15/2019	7
USD	32,361	HKD	253,000	UBS AG	1/15/2019	40
USD	47,923	HKD	375,000	UBS AG	1/15/2019	17
USD	102,355	HKD	801,000	UBS AG	1/15/2019	28
USD	275,075	NOK	2,253,000	Deutsche Bank AG	1/15/2019	14,362
USD	7,817	NOK	66,000	State Street Bank and Trust Co.	1/15/2019	179
EUR	13,321,000	USD	15,297,170	Bank of America N.A.	3/20/2019	63,882
JPY	25,841,277	USD	231,332	Deutsche Bank AG	3/20/2019	5,809
USD	5,483,762	AUD	7,574,393	Bank of America N.A.	3/20/2019	141,731

82	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2030 Master Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,622,549	CAD	4,800,000	Bank of America N.A.	3/20/2019	$100,264
USD	44,927	GBP	35,077	Nomura International PLC	3/20/2019	51

						375,882

AUD	115,000	USD	81,965	Barclays Bank PLC	1/15/2019	(944)
AUD	33,000	USD	24,165	JPMorgan Chase Bank N.A.	1/15/2019	(916)
AUD	34,000	USD	24,051	Standard Chartered Bank	1/15/2019	(97)
AUD	59,000	USD	42,924	State Street Bank and Trust Co.	1/15/2019	(1,357)
AUD	61,000	USD	44,092	State Street Bank and Trust Co.	1/15/2019	(1,115)
AUD	69,000	USD	50,424	State Street Bank and Trust Co.	1/15/2019	(1,811)
AUD	89,000	USD	64,184	State Street Bank and Trust Co.	1/15/2019	(1,481)
AUD	118,000	USD	85,064	State Street Bank and Trust Co.	1/15/2019	(1,930)
AUD	130,000	USD	93,350	State Street Bank and Trust Co.	1/15/2019	(1,762)
AUD	151,000	USD	110,027	UBS AG	1/15/2019	(3,643)
CAD	21,000	USD	16,137	JPMorgan Chase Bank N.A.	1/15/2019	(749)
CAD	35,000	USD	26,780	JPMorgan Chase Bank N.A.	1/15/2019	(1,134)
CAD	32,000	USD	24,684	Nomura International PLC	1/15/2019	(1,236)
CAD	10,000	USD	7,450	Standard Chartered Bank	1/15/2019	(123)
CAD	8,000	USD	6,029	State Street Bank and Trust Co.	1/15/2019	(167)
CHF	260,000	USD	264,979	State Street Bank and Trust Co.	1/15/2019	(183)
EUR	37,000	USD	43,195	Nomura International PLC	1/15/2019	(760)
EUR	35,000	USD	40,187	Standard Chartered Bank	1/15/2019	(45)
GBP	73,000	USD	96,473	BNP Paribas S.A.	1/15/2019	(3,372)
GBP	86,000	USD	112,321	Nomura International PLC	1/15/2019	(2,641)
GBP	11,000	USD	14,226	State Street Bank and Trust Co.	1/15/2019	(197)
GBP	27,000	USD	35,422	State Street Bank and Trust Co.	1/15/2019	(987)
GBP	56,000	USD	71,652	State Street Bank and Trust Co.	1/15/2019	(232)
HKD	384,000	USD	49,090	Barclays Bank PLC	1/15/2019	(34)
HKD	341,000	USD	43,584	Citibank N.A.	1/15/2019	(21)
HKD	73,000	USD	9,346	Royal Bank of Canada	1/15/2019	(20)
HKD	477,000	USD	61,099	State Street Bank and Trust Co.	1/15/2019	(162)
HKD	492,000	USD	62,966	State Street Bank and Trust Co.	1/15/2019	(113)
HKD	131,000	USD	16,757	UBS AG	1/15/2019	(22)
ILS	119,000	USD	32,956	Bank of America N.A.	1/15/2019	(1,101)
NOK	23,000	USD	2,684	JPMorgan Chase Bank N.A.	1/15/2019	(22)
NOK	210,000	USD	25,879	JPMorgan Chase Bank N.A.	1/15/2019	(1,578)
NOK	102,000	USD	11,951	State Street Bank and Trust Co.	1/15/2019	(148)
USD	13,371	AUD	19,000	State Street Bank and Trust Co.	1/15/2019	(16)
USD	19,998	CHF	20,000	Standard Chartered Bank	1/15/2019	(371)
USD	53,562	EUR	47,000	Deutsche Bank AG	1/15/2019	(342)
USD	57,796	EUR	51,000	Deutsche Bank AG	1/15/2019	(696)
USD	10,298	EUR	9,000	Nomura International PLC	1/15/2019	(24)
USD	49,129	EUR	43,000	Nomura International PLC	1/15/2019	(187)
USD	62,624	EUR	55,000	Nomura International PLC	1/15/2019	(455)
USD	68,743	EUR	60,000	Nomura International PLC	1/15/2019	(71)
USD	84,565	HKD	662,000	Goldman Sachs International	1/15/2019	(5)
USD	158,786	IDR	2,474,683,000	Nomura International PLC	1/15/2019	(12,757)
USD	90,973	JPY	10,208,000	Bank of America N.A.	1/15/2019	(2,221)
USD	18,606	JPY	2,100,000	JPMorgan Chase Bank N.A.	1/15/2019	(566)
USD	93,448	JPY	10,252,000	Nomura International PLC	1/15/2019	(148)
USD	99,925	JPY	11,106,000	Nomura International PLC	1/15/2019	(1,468)
USD	57,428	JPY	6,461,000	Standard Chartered Bank	1/15/2019	(1,559)
USD	71,171	JPY	8,077,000	Standard Chartered Bank	1/15/2019	(2,568)
USD	214,145	JPY	23,785,000	Standard Chartered Bank	1/15/2019	(3,002)
USD	56,072	JPY	6,278,000	State Street Bank and Trust Co.	1/15/2019	(1,243)
USD	119,737	JPY	13,427,000	State Street Bank and Trust Co.	1/15/2019	(2,846)
USD	125,240	JPY	14,058,000	State Street Bank and Trust Co.	1/15/2019	(3,103)
USD	284,284	JPY	31,802,000	State Street Bank and Trust Co.	1/15/2019	(6,054)
USD	179,775	PHP	9,831,000	BNP Paribas S.A.	1/15/2019	(7,379)
USD	20,584	SEK	185,000	Citibank N.A.	1/15/2019	(311)
USD	31,680	SEK	288,000	State Street Bank and Trust Co.	1/15/2019	(847)
USD	24,937	SGD	34,000	Goldman Sachs International	1/15/2019	(15)

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2030 Master Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	109,893	SGD	151,000	JPMorgan Chase Bank N.A.	1/15/2019	$(926)
USD	4,358	SGD	6,000	Nomura International PLC	1/15/2019	(46)
AUD	19,600,000	USD	14,190,361	Bank of America N.A.	3/20/2019	(366,968)
CAD	7,325,738	USD	5,531,651	Morgan Stanley & Co. International PLC	3/20/2019	(155,957)
USD	393,782	CHF	386,818	Bank of America N.A.	3/20/2019	(2,590)
USD	5,080,438	EUR	4,422,252	Bank of America N.A.	3/20/2019	(19,063)
USD	3,608,415	JPY	403,000,000	Nomura International PLC	3/20/2019	(89,848)

						(713,755)

						$(337,873)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$179,618	$—	$179,618
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	375,882	—	—	375,882

	$—	$—	$—	$375,882	$179,618	$—	$555,500

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$1,043,594	$—	$—	$—	$1,043,594
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	713,755	—	—	713,755

	$—	$—	$1,043,594	$713,755	$—	$—	$1,757,349

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(833,080)	$—	$2,161,646	$—	$1,328,566
Forward foreign currency exchange contracts	—	—	—	36,847	—	—	36,847

	$—	$—	$(833,080)	$36,847	$2,161,646	$—	$1,365,413

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(1,028,025)	$—	$247,136	$—	$(780,889)
Forward foreign currency exchange contracts	—	—	—	(389,687)	—		(389,687)

	$—	$—	$(1,028,025)	$(389,687)	$247,136	$—	$(1,170,576)

84	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2030 Master Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$39,113,540
Average notional value of contracts — short	$31,456,122
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$14,329,675
Average amounts sold — in USD	$25,031,225

For more information about the LifePath Dynamic Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

	Assets	Liabilities
Futures contracts	$267,020	$—
Forward foreign currency exchange contracts	375,882	713,755

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$642,902	$713,755
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(267,020)	—

Total derivative assets and liabilities subject to an MNA	$375,882	$713,755

The following table presents the LifePath Dynamic Master Portfolio’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the LifePath Dynamic Master Portfolio:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received (b)	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America N.A.	$307,266	$(307,266)	$—	$—	$—
BNP Paribas S.A.	8,402	(8,402)	—	—	—
Citibank N.A.	3,633	(332)	—	—	3,301
Deutsche Bank AG	21,108	(1,038)	—	—	20,070
Goldman Sachs International	8,907	(20)	—	—	8,887
JPMorgan Chase Bank N.A.	12,021	(5,891)	—	—	6,130
Nomura International PLC	1,795	(1,795)	—	—	—
Royal Bank of Canada	1,596	(20)	—	—	1,576
Standard Chartered Bank	2,772	(2,772)	—	—	—
State Street Bank and Trust Co.	8,297	(8,297)	—	—	—
UBS AG	85	(85)	—	—	—

	$375,882	$(335,918)	$—	$—	$39,964

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America N.A.	$391,943	$(307,266)	$—	$—	$84,677
Barclays Bank PLC	978	—	—	—	978
BNP Paribas S.A.	10,751	(8,402)	—	—	2,349
Citibank N.A.	332	(332)	—	—	—
Deutsche Bank AG	1,038	(1,038)	—	—	—
Goldman Sachs International	20	(20)	—	—	—
JPMorgan Chase Bank N.A.	5,891	(5,891)	—	—	—
Morgan Stanley & Co. International PLC	155,957	—	—	—	155,957
Nomura International PLC	109,641	(1,795)	—	—	107,846
Royal Bank of Canada	20	(20)	—	—	—
Standard Chartered Bank	7,765	(2,772)	—	—	4,993
State Street Bank and Trust Co.	25,754	(8,297)	—	—	17,457
UBS AG	3,665	(85)	—	—	3,580

	$713,755	$(335,918)	$—	$—	$377,837

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2030 Master Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the LifePath Dynamic Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the LifePath Dynamic Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies:
Equity Funds	$45,123,943	$—	$—	$45,123,943
Fixed Income Fund	13,150,727	—	—	13,150,727
Short-Term Securities	7,953,897	—	—	7,953,897
Common Stocks:
Equity Real Estate Investment Trusts (REITs)	12,130,402	3,975,364	—	16,105,766
Hotels, Restaurants & Leisure	219,501	—	—	219,501
Household Durables	125,994	—	—	125,994
Internet Software & Services	—	259,885	—	259,885
IT Services	225,774	—	—	225,774
Real Estate Management & Development	326,481	4,510,147	—	4,836,628

Subtotal	$79,256,719	$8,745,396	$—	$88,002,115

Investments Valued at NAV(a)				226,148,135

Total Investments				$314,150,250

Derivative Financial Instruments(b)
Assets:
Forward foreign currency contracts	$—	$375,882	$—	$375,882
Interest rate contracts	179,618	—	—	179,618
Liabilities:
Equity contracts	(1,043,594)	—	—	(1,043,594)
Forward foreign currency contracts	—	(713,755)	—	(713,755)

	$(863,976)	$(337,873)	$—	$(1,201,849)

(a)

As of December 31, 2018, certain investments of the LifePath Dynamic Master Portfolio were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)	Derivative financial instruments are futures contracts and forward foreign currency exchange contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

86	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2018	LifePath Dynamic 2040 Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(f) — 91.9%

Equity Funds — 78.1%
Active Stock Master Portfolio	$113,277,653	$113,277,653
BlackRock Advantage Emerging Markets Fund — Class K(a)	1,896,578	18,017,490
BlackRock Tactical Opportunities Fund — Class K	607,477	8,292,061
International Tilts Master Portfolio	$34,811,321	34,811,321
iShares Edge MSCI Multifactor International ETF	287,336	6,812,737
iShares Edge MSCI Multifactor USA ETF	242,674	6,760,898
iShares MSCI EAFE Small-Cap ETF(b)	141,321	7,323,254

		195,295,414

Fixed Income Funds — 8.9%
CoreAlpha Bond Master Portfolio	$16,279,448	16,279,448
iShares TIPS Bond ETF	32,193	3,525,455
Master Total Return Portfolio	$2,502,333	2,502,333

		22,307,236

Short-Term Securities — 4.9%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.58%(c)(d)	8,282,344	8,283,172
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.38%(c)	4,091,592	4,091,592

		12,374,764

Total Affiliated Investment Companies — 91.9% (Cost — $217,108,062)		229,977,414

Common Stocks — 12.1%

Equity Real Estate Investment Trusts (REITs) — 9.1%
Activia Properties, Inc.	137	556,614
Alexandria Real Estate Equities, Inc.	6,359	732,811
Ascendas Real Estate Investment Trust	140,500	265,150
Assura PLC	277,663	187,028
AvalonBay Communities, Inc.	5,575	970,329
Big Yellow Group PLC	27,073	301,287
Boston Properties, Inc.	7,550	849,753
Brandywine Realty Trust	23,366	300,720
Canadian Apartment Properties REIT	10,925	354,510
Capital & Regional PLC	462,182	162,296
CareTrust REIT, Inc.	41,657	768,988
CyrusOne, Inc.(b)	13,682	723,504
Derwent London PLC	4,799	174,498
EPR Properties	9,504	608,541
Equinix, Inc.	1,203	424,130
Equity Residential	9,018	595,278
Extra Space Storage, Inc.	5,837	528,132
Federal Realty Investment Trust	3,541	417,980
Gecina SA	2,307	298,641
GLP J-REIT	366	372,646
Hammerson PLC	19,128	80,527
Highwoods Properties, Inc.	8,297	321,011
Host Hotels & Resorts, Inc.(b)	49,053	817,714
Hulic REIT, Inc.	134	208,071
Ichigo Office REIT Investment	195	172,191
Inmobiliaria Colonial Socimi SA	32,406	302,088
Invitation Homes, Inc.	15,148	304,172
JBG SMITH Properties(b)	4,000	139,240
Kenedix Office Investment Corp.	75	478,711
Land Securities Group PLC	22,726	233,347
Link REIT	69,500	704,572

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Prologis, Inc.	18,758	$1,101,470
PRS REIT PLC	207,117	249,208
Regency Centers Corp.	9,562	561,098
Rexford Industrial Realty, Inc.	18,502	545,254
RioCan Real Estate Investment Trust	29,038	506,229
Scentre Group	223,702	614,995
Segro PLC	22,756	170,832
Simon Property Group, Inc.	8,049	1,352,152
Spirit Realty Capital, Inc.	12,163	428,746
STAG Industrial, Inc.	6,291	156,520
Sun Communities, Inc.	7,576	770,555
UDR, Inc.	16,007	634,197
Unibail-Rodamco-Westfield	4,496	695,731
Ventas, Inc.	11,545	676,422
VEREIT, Inc.	42,531	304,097
VICI Properties, Inc.	20,107	377,609
Welltower, Inc.	2,093	145,275

		22,644,870

Hotels, Restaurants & Leisure — 0.1%
Hilton Worldwide Holdings, Inc.	2,118	152,072
Marriott International, Inc., Class A	1,403	152,310

		304,382

Household Durables — 0.1%
Glenveagh Properties PLC(a)(e)	220,418	178,296

Internet Software & Services — 0.1%
NEXTDC Ltd.(a)	83,633	360,340

IT Services — 0.1%
GDS Holdings Ltd. — ADR(a)	13,559	313,077

Real Estate Management & Development — 2.6%
Aedas Homes SAU(a)(e)	8,131	206,445
Castellum AB	9,969	184,214
City Developments Ltd.	37,400	222,968
CK Asset Holdings Ltd.	105,000	768,240
Entra ASA(e)	26,200	348,934
Fabege AB	18,107	242,018
Godewind Immobilien AG(a)(e)	55,088	181,441
LEG Immobilien AG	4,280	446,531
Leopalace21 Corp.	37,600	149,080
Mega Manunggal Property Tbk PT(a)	6,603,800	238,802
Mitsubishi Estate Co. Ltd.	35,700	561,686
Mitsui Fudosan Co. Ltd.	28,000	621,933
Sun Hung Kai Properties Ltd.	48,000	685,038
Tokyu Fudosan Holdings Corp.	51,460	253,648
Vonovia SE	18,381	828,595
Wharf Real Estate Investment Co. Ltd.	53,000	316,988
Yanlord Land Group Ltd.	168,000	150,343

		6,406,904

Total Common Stocks — 12.1% (Cost — $30,989,930)		30,207,869

Total Investments — 104.0% (Cost — $248,097,992)		260,185,283

Liabilities in Excess of Other Assets — (4.0)%		(10,012,334)

Net Assets — 100.0%		$250,172,949

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2040 Master Portfolio

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the LifePath Dynamic Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the LifePath Dynamic Master Portfolio were as follows:

Affiliate Persons and/or Related Parties	Shares/ Investment Value Held at 12/31/17	Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
Active Stock Master Portfolio	$137,999,111	—		$(24,721,458	)(b)	$113,277,653	$113,277,653	$2,422,115		$11,797,125	$(9,331,130)
BlackRock Advantage Emerging Markets Fund*	1,945,620	—		(1,945,620)		—	—	—		2,430,097	(2,525,699)
BlackRock Advantage Emerging Markets Fund — Class K	—	2,622,590		(726,012)		1,896,578	18,017,490	—		(482,508)	(2,211,834)
BlackRock Cash Funds: Institutional, SL Agency Shares	5,676,319	2,606,025	(c)	—		8,282,344	8,283,172	17,684	(d)	2,036	34
BlackRock Cash Funds: Treasury, SL Agency Shares	1,344,869	2,746,723	(c)	—		4,091,592	4,091,592	83,034		—	—
BlackRock Commodity Strategies Fund*	1,635,551	1,657,459		(3,293,010)		—	—	—		1,060,989	(1,568,010)
BlackRock Tactical Opportunities Fund — Class K	656,520	94,330		(143,373)		607,477	8,292,061	749,384		178,779	(474,075)
CoreAlpha Bond Master Portfolio	$12,499,188	$3,780,260	(c)	—		$16,279,448	16,279,448	368,635		(396,007)	(1,119,973)
International Tilts Master Portfolio	$39,653,083	—		$(4,841,762	)(b)	$34,811,321	34,811,321	1,082,552		665,222	(15,215,013)
iShares Edge MSCI Multifactor International ETF	437,652	26,387		(176,703)		287,336	6,812,737	171,046		1,036,745	(2,490,110)
iShares Edge MSCI Multifactor USA ETF	461,557	29,958		(248,841)		242,674	6,760,898	243,471		1,625,863	(2,237,713)
iShares MSCI EAFE Small-Cap ETF	145,250	29,441		(33,370)		141,321	7,323,254	199,253		395,944	(2,122,973)
iShares TIPS Bond ETF	33,985	2,401		(4,193)		32,193	3,525,455	99,577		(14,865)	(142,003)
Master Total Return Portfolio	$1,643,742	$858,591		—		$2,502,333	2,502,333	71,631		(44,333)	(306,472)

							$229,977,414	$5,508,382		$18,255,087	$(39,744,971)

*	No longer held by the LifePath Dynamic Master Portfolio as of period end.
(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value sold.
(c)	Represents net shares/investment value purchased.
(d)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For compliance purposes, the LifePath Dynamic Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
Topix Index	25	03/07/19	$373,375	$(210,213)
S&P/TSX 60 Index	35	03/14/19	6,001	(139,435)
Russell 2000 E-Mini Index	58	03/15/19	3,912	(249,371)
S&P 500 E-Mini Index	70	03/15/19	8,768	(227,654)
10-Year U.S. Treasury Note	59	03/20/19	7,199	168,214

				$(658,459)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	29,000	USD	33,043	Goldman Sachs International	01/15/19	$217
EUR	28,000	USD	32,034	Nomura International PLC	01/15/19	79

88	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2040 Master Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	23,000	USD	26,239	Standard Chartered Bank	01/15/19	$140
EUR	136,000	USD	155,326	Standard Chartered Bank	01/15/19	651
EUR	43,000	USD	49,025	State Street Bank and Trust Co.	01/15/19	292
EUR	51,000	USD	58,378	State Street Bank and Trust Co.	01/15/19	113
EUR	84,000	USD	95,589	State Street Bank and Trust Co.	01/15/19	750
GBP	23,000	USD	29,146	State Street Bank and Trust Co.	01/15/19	187
JPY	8,936,000	USD	80,276	Bank of America N.A.	01/15/19	1,306
JPY	18,177,000	USD	164,869	Citibank N.A.	01/15/19	1,079
JPY	5,359,000	USD	47,497	Deutsche Bank AG	01/15/19	1,428
JPY	73,000	USD	652	Goldman Sachs International	01/15/19	14
JPY	9,788,000	USD	87,435	Goldman Sachs International	01/15/19	1,926
JPY	14,089,000	USD	124,410	Goldman Sachs International	01/15/19	4,216
JPY	33,499,000	USD	301,770	Goldman Sachs International	01/15/19	4,061
JPY	83,059,000	USD	746,646	Standard Chartered Bank	01/15/19	11,646
JPY	5,059,000	USD	44,823	State Street Bank and Trust Co.	01/15/19	1,363
JPY	11,530,000	USD	102,157	State Street Bank and Trust Co.	01/15/19	3,106
NZD	50,000	USD	32,649	Nomura International PLC	01/15/19	918
PHP	3,412,000	USD	64,104	Deutsche Bank AG	01/15/19	851
PHP	905,000	USD	16,982	Goldman Sachs International	01/15/19	247
PHP	1,938,000	USD	36,510	Goldman Sachs International	01/15/19	384
PHP	6,784,000	USD	127,783	JPMorgan Chase Bank N.A.	01/15/19	1,365
SEK	59,000	USD	6,655	JPMorgan Chase Bank N.A.	01/15/19	9
SEK	740,000	USD	83,106	Standard Chartered Bank	01/15/19	473
SEK	170,000	USD	18,934	State Street Bank and Trust Co.	01/15/19	266
SEK	237,000	USD	26,367	State Street Bank and Trust Co.	01/15/19	401
SGD	17,000	USD	12,411	Citibank N.A.	01/15/19	65
SGD	32,000	USD	23,364	Citibank N.A.	01/15/19	121
SGD	62,000	USD	45,115	JPMorgan Chase Bank N.A.	01/15/19	386
SGD	244,000	USD	178,192	JPMorgan Chase Bank N.A.	01/15/19	880
SGD	36,000	USD	26,262	State Street Bank and Trust Co.	01/15/19	158
USD	66,093	AUD	90,000	Bank of America N.A.	01/15/19	2,686
USD	102,192	AUD	145,000	Bank of America N.A.	01/15/19	35
USD	71,255	AUD	98,000	Goldman Sachs International	01/15/19	2,211
USD	57,596	AUD	81,000	JPMorgan Chase Bank N.A.	01/15/19	529
USD	70,144	AUD	99,000	Nomura International PLC	01/15/19	396
USD	21,875	AUD	31,000	State Street Bank and Trust Co.	01/15/19	34
USD	24,714	AUD	35,000	State Street Bank and Trust Co.	01/15/19	55
USD	88,356	CAD	116,000	Citibank N.A.	01/15/19	3,357
USD	36,011	CAD	48,000	Goldman Sachs International	01/15/19	840
USD	57,923	CAD	79,000	Nomura International PLC	01/15/19	36
USD	31,057	CAD	41,000	State Street Bank and Trust Co.	01/15/19	1,015
USD	75,792	EUR	66,000	Barclays Bank PLC	01/15/19	97
USD	105,151	EUR	90,000	Goldman Sachs International	01/15/19	1,931
USD	80,337	EUR	70,000	State Street Bank and Trust Co.	01/15/19	55
USD	15,652	GBP	12,000	BNP Paribas S.A.	01/15/19	348
USD	259,228	GBP	195,000	JPMorgan Chase Bank N.A.	01/15/19	10,534
USD	35,723	GBP	28,000	Standard Chartered Bank	01/15/19	13
USD	48,443	GBP	37,000	Standard Chartered Bank	01/15/19	1,255
USD	54,998	GBP	43,000	Standard Chartered Bank	01/15/19	158
USD	121,648	GBP	95,000	Standard Chartered Bank	01/15/19	489
USD	135,208	GBP	105,000	Standard Chartered Bank	01/15/19	1,296
USD	43,395	GBP	34,000	State Street Bank and Trust Co.	01/15/19	33
USD	26,154	HKD	204,000	Goldman Sachs International	01/15/19	93
USD	97,124	HKD	759,000	Nomura International PLC	01/15/19	162
USD	111,163	HKD	870,000	State Street Bank and Trust Co.	01/15/19	20
USD	138,010	HKD	1,080,000	State Street Bank and Trust Co.	01/15/19	40
USD	38,244	HKD	299,000	UBS AG	01/15/19	47
USD	47,412	HKD	371,000	UBS AG	01/15/19	17
USD	385,260	NOK	3,154,000	JPMorgan Chase Bank N.A.	01/15/19	20,285
USD	13,975	NOK	118,000	State Street Bank and Trust Co.	01/15/19	320
EUR	10,825,390	USD	12,431,337	Bank of America N.A.	03/20/19	51,914

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2040 Master Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	74,476,338	USD	666,715	Deutsche Bank AG	03/20/19	$16,742
USD	4,223,075	AUD	5,833,323	Bank of America N.A.	03/20/19	108,977
USD	3,019,100	CAD	4,000,000	Deutsche Bank AG	03/20/19	83,864

						348,982

AUD	48,000	USD	35,138	JPMorgan Chase Bank N.A.	01/15/19	(1,320)
AUD	167,000	USD	118,956	JPMorgan Chase Bank N.A.	01/15/19	(1,299)
AUD	32,000	USD	22,637	Standard Chartered Bank	01/15/19	(92)
AUD	52,000	USD	37,833	State Street Bank and Trust Co.	01/15/19	(1,198)
AUD	86,000	USD	62,162	State Street Bank and Trust Co.	01/15/19	(1,573)
AUD	97,000	USD	70,886	State Street Bank and Trust Co.	01/15/19	(2,546)
AUD	100,000	USD	72,116	State Street Bank and Trust Co.	01/15/19	(1,663)
AUD	183,000	USD	131,409	State Street Bank and Trust Co.	01/15/19	(2,480)
AUD	217,000	USD	156,432	State Street Bank and Trust Co.	01/15/19	(3,549)
AUD	209,000	USD	152,290	UBS AG	01/15/19	(5,043)
CAD	30,000	USD	23,053	JPMorgan Chase Bank N.A.	01/15/19	(1,071)
CAD	28,000	USD	21,599	Nomura International PLC	01/15/19	(1,082)
CAD	19,000	USD	14,320	State Street Bank and Trust Co.	01/15/19	(398)
CAD	43,000	USD	32,564	State Street Bank and Trust Co.	01/15/19	(1,056)
CAD	89,000	USD	68,097	State Street Bank and Trust Co.	01/15/19	(2,883)
CHF	368,000	USD	375,075	BNP Paribas S.A.	01/15/19	(286)
EUR	29,000	USD	33,855	Barclays Bank PLC	01/15/19	(595)
EUR	119,000	USD	136,634	Standard Chartered Bank	01/15/19	(154)
GBP	94,000	USD	124,225	JPMorgan Chase Bank N.A.	01/15/19	(4,342)
GBP	143,000	USD	186,767	Nomura International PLC	01/15/19	(4,391)
GBP	16,000	USD	20,692	State Street Bank and Trust Co.	01/15/19	(287)
GBP	38,000	USD	49,853	State Street Bank and Trust Co.	01/15/19	(1,390)
GBP	67,000	USD	85,729	State Street Bank and Trust Co.	01/15/19	(280)
HKD	1,040,000	USD	132,952	Barclays Bank PLC	01/15/19	(92)
HKD	254,000	USD	32,464	Citibank N.A.	01/15/19	(16)
HKD	102,000	USD	13,059	Royal Bank of Canada	01/15/19	(29)
HKD	353,000	USD	45,216	State Street Bank and Trust Co.	01/15/19	(120)
HKD	590,000	USD	75,508	State Street Bank and Trust Co.	01/15/19	(136)
HKD	180,000	USD	23,025	UBS AG	01/15/19	(30)
ILS	155,000	USD	42,926	Bank of America N.A.	01/15/19	(1,434)
NOK	23,000	USD	2,684	JPMorgan Chase Bank N.A.	01/15/19	(22)
NOK	268,000	USD	33,026	JPMorgan Chase Bank N.A.	01/15/19	(2,014)
NOK	70,000	USD	8,406	State Street Bank and Trust Co.	01/15/19	(306)
NOK	100,000	USD	11,713	State Street Bank and Trust Co.	01/15/19	(141)
USD	19,705	AUD	28,000	State Street Bank and Trust Co.	01/15/19	(22)
USD	37,996	CHF	38,000	Standard Chartered Bank	01/15/19	(705)
USD	20,343	CHF	20,000	State Street Bank and Trust Co.	01/15/19	(26)
USD	182,337	EUR	160,000	Bank of America N.A.	01/15/19	(1,165)
USD	71,979	EUR	63,000	Goldman Sachs International	01/15/19	(275)
USD	12,587	EUR	11,000	Nomura International PLC	01/15/19	(29)
USD	160,401	EUR	140,000	Nomura International PLC	01/15/19	(163)
USD	79,327	EUR	70,000	Standard Chartered Bank	01/15/19	(955)
USD	39,852	EUR	35,000	State Street Bank and Trust Co.	01/15/19	(289)
USD	35,698	GBP	28,000	Nomura International PLC	01/15/19	(12)
USD	167,470	HKD	1,311,000	Goldman Sachs International	01/15/19	(10)
USD	215,541	IDR	3,359,202,000	Nomura International PLC	01/15/19	(17,317)
USD	72,935	JPY	8,184,000	Bank of America N.A.	01/15/19	(1,781)
USD	26,296	JPY	2,968,000	JPMorgan Chase Bank N.A.	01/15/19	(800)
USD	109,291	JPY	12,147,000	Nomura International PLC	01/15/19	(1,606)
USD	205,683	JPY	22,565,000	Nomura International PLC	01/15/19	(325)
USD	32,243	JPY	3,620,000	Standard Chartered Bank	01/15/19	(806)
USD	78,902	JPY	8,877,000	Standard Chartered Bank	01/15/19	(2,141)
USD	88,830	JPY	10,081,000	Standard Chartered Bank	01/15/19	(3,205)
USD	302,509	JPY	33,599,000	Standard Chartered Bank	01/15/19	(4,235)
USD	177,535	JPY	19,928,000	State Street Bank and Trust Co.	01/15/19	(4,399)
USD	267,171	JPY	29,960,000	State Street Bank and Trust Co.	01/15/19	(6,350)

90	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2040 Master Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	402,004	JPY	44,971,000	State Street Bank and Trust Co.	01/15/19	$(8,561)
USD	238,438	PHP	13,039,000	BNP Paribas S.A.	01/15/19	(9,786)
USD	38,830	SEK	353,000	State Street Bank and Trust Co.	01/15/19	(1,039)
USD	48,603	SEK	431,000	State Street Bank and Trust Co.	01/15/19	(76)
USD	27,138	SGD	37,000	Goldman Sachs International	01/15/19	(17)
USD	155,016	SGD	213,000	JPMorgan Chase Bank N.A.	01/15/19	(1,305)
USD	21,788	SGD	30,000	Nomura International PLC	01/15/19	(229)
AUD	16,000,000	USD	11,583,968	Bank of America N.A.	03/20/19	(299,566)
CAD	6,685,213	USD	5,047,991	Morgan Stanley & Co. International PLC	03/20/19	(142,321)
GBP	11,530	USD	14,770	Bank of America N.A.	03/20/19	(19)
USD	369,382	CHF	362,849	Bank of America N.A.	03/20/19	(2,429)
USD	3,857,971	EUR	3,358,159	Bank of America N.A.	03/20/19	(14,476)
USD	3,368,695	JPY	376,234,000	Nomura International PLC	03/20/19	(83,941)

						(653,699)

						$(304,717)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$168,214	$—	$168,214
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	348,982	—	—	348,982

	$—	$—	$—	$348,982	$168,214	$—	$517,196

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$826,673	$—	$—	$—	$826,673
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	653,699	—	—	653,699

	$—	$—	$826,673	$653,699	$—	$—	$1,480,372

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(657,781)	$—	$400,809	$—	$(256,972)
Forward foreign currency exchange contracts	—	—	—	(13,413)	—	—	(13,413)

	$—	$—	$(657,781)	$(13,413)	$400,809	$—	$(270,385)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(786,794)	$—	$174,323	$—	$(612,471)
Forward foreign currency exchange contracts	—	—	—	(368,947)	—	—	(368,947)

	$—	$—	$(786,794)	$(368,947)	$174,323	$—	$(981,418)

SCHEDULES OF INVESTMENTS	91

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2040 Master Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$29,378,582
Average notional value of contracts — short	$14,211,708
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$13,883,993
Average amounts sold — in USD	$23,208,108

For more information about the LifePath Dynamic Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

	Assets	Liabilities
Futures contracts	$241,253	$—
Forward foreign currency exchange contracts	348,982	653,699

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$590,235	$653,699
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(241,253)	—

Total derivative assets and liabilities subject to an MNA	$348,982	$653,699

The following table presents the LifePath Dynamic Master Portfolio’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the LifePath Dynamic Master Portfolio:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Bank of America N.A.	$164,918	$(164,918)	$—	$—	$—
Barclays Bank PLC	97	(97)	—	—	—
BNP Paribas S.A.	348	(348)	—	—	—
Citibank N.A.	4,622	(16)	—	—	4,606
Deutsche Bank AG	102,885	—	—	—	102,885
Goldman Sachs International	16,140	(302)	—	—	15,838
JPMorgan Chase Bank N.A.	33,988	(12,173)	—	—	21,815
Nomura International PLC	1,591	(1,591)	—	—	—
Standard Chartered Bank	16,121	(12,293)	—	—	3,828
State Street Bank and Trust Co.	8,208	(8,208)	—	—	—
UBS AG	64	(64)	—	—	—

	$348,982	$(200,010)	$—	$—	$148,972

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America N.A.	$320,870	$(164,918)	$—	$—	$155,952
Barclays Bank PLC	687	(97)	—	—	590
BNP Paribas S.A.	10,072	(348)	—	—	9,724
Citibank N.A.	16	(16)	—	—	—
Goldman Sachs International	302	(302)	—	—	—
JPMorgan Chase Bank N.A.	12,173	(12,173)	—	—	—
Morgan Stanley & Co. International PLC	142,321	—	—	—	142,321
Nomura International PLC	109,095	(1,591)	—	—	107,504
Royal Bank of Canada	29	—	—	—	29
Standard Chartered Bank	12,293	(12,293)	—	—	—
State Street Bank and Trust Co.	40,768	(8,208)	—	—	32,560
UBS AG	5,073	(64)	—	—	5,009

	$653,699	$(200,010)	$—	$—	$453,689

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable from the counterparty in the event of default.

92	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2040 Master Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the LifePath Dynamic Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the LifePath Dynamic Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investments:
Equity Funds	$47,206,440	$—	$—	$47,206,440
Fixed Income Fund	3,525,455	—	—	3,525,455
Short-Term Securities	12,374,764	—	—	12,374,764
Common Stocks:
Equity Real Estate Investment Trusts (REITs)	16,827,941	5,816,929	—	22,644,870
Hotels, Restaurants & Leisure	304,382	—	—	304,382
Household Durables	178,296	—	—	178,296
Internet Software & Services	—	360,340	—	360,340
IT Services	313,077	—	—	313,077
Real Estate Management & Development	445,247	5,961,657	—	6,406,904

	$81,175,602	$12,138,926	$—	$93,314,528

Investments Valued at NAV(a)				166,870,755

				$260,185,283

Derivative Financial Instruments(b)
Assets:
Equity contracts	$168,214	$—	$—	$168,214
Forward foreign currency contracts	—	348,982	—	348,982
Liabilities:
Interest rate contracts	(826,673)	—	—	(826,673)
Forward foreign currency contracts	—	(653,699)	—	(653,699)

	$(658,459)	$(304,717)	$—	$(963,176)

(a)

As of December 31, 2018, certain investments of the LifePath Dynamic Master Portfolio were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)	Derivative financial instruments are futures contracts and forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	93

Schedule of Investments December 31, 2018	LifePath Dynamic 2050 Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(f) — 87.5%

Equity Funds — 82.4%
Active Stock Master Portfolio	$42,401,895	$42,401,895
BlackRock Advantage Emerging Markets Fund — Class K(a)	780,716	7,416,802
International Tilts Master Portfolio	$14,660,636	14,660,636
iShares Edge MSCI Multifactor International ETF	122,251	2,898,571
iShares Edge MSCI Multifactor USA ETF	127,245	3,545,046
iShares MSCI EAFE Small-Cap ETF(b)	49,839	2,582,657

		73,505,607

Fixed Income Fund — 1.4%
CoreAlpha Bond Master Portfolio	$1,274,579	1,274,579

Short-Term Securities — 3.7%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.58%(c)(d)	2,695,486	2,695,755
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.38%(d)	576,483	576,483

		3,272,238

Total Affiliated Investment Companies — 87.5% (Cost — $65,114,988)		78,052,424

Common Stocks — 14.0%

Equity Real Estate Investment Trusts (REITs) — 10.4%
Activia Properties, Inc.	57	231,584
Alexandria Real Estate Equities, Inc.(b)	2,634	303,542
Ascendas Real Estate Investment Trust	58,200	109,834
Assura PLC	114,953	77,430
AvalonBay Communities, Inc.	2,309	401,881
Big Yellow Group PLC	11,208	124,730
Boston Properties, Inc.	3,127	351,944
Brandywine Realty Trust	9,678	124,556
Canadian Apartment Properties REIT	4,525	146,834
Capital & Regional PLC	192,243	67,507
CareTrust REIT, Inc.	17,255	318,527
CyrusOne, Inc.	5,667	299,671
Derwent London PLC	1,987	72,250
EPR Properties	3,937	252,086
Equinix, Inc.	498	175,575
Equity Residential	3,735	246,547
Extra Space Storage, Inc.	2,418	218,781
Federal Realty Investment Trust	1,467	173,165
Gecina SA	955	123,625
GLP J-REIT	151	153,742
Hammerson PLC	8,190	34,479
Highwoods Properties, Inc.	3,437	132,978
Host Hotels & Resorts, Inc.	20,318	338,701
Hulic REIT, Inc.	56	86,955
Ichigo Office REIT Investment	81	71,526
Invitation Homes, Inc.	6,275	126,002
JBG SMITH Properties(b)	1,668	58,063
Kenedix Office Investment Corp.	31	197,867
Land Securities Group PLC	9,409	96,610
Link REIT	29,000	293,994
Prologis, Inc.	7,770	456,254
PRS REIT PLC	88,811	106,859
Regency Centers Corp.	3,960	232,373
Rexford Industrial Realty, Inc.	7,664	225,858
RioCan Real Estate Investment Trust	12,028	209,688
Scentre Group	92,626	254,645

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Segro PLC	9,421	$70,725
Simon Property Group, Inc.	3,334	560,079
Spirit Realty Capital, Inc.	5,038	177,590
STAG Industrial, Inc.	2,606	64,837
Sun Communities, Inc.	3,138	319,166
UDR, Inc.	6,630	262,681
Unibail-Rodamco-Westfield	1,861	287,979
Ventas, Inc.	4,782	280,177
VEREIT, Inc.	17,617	125,962
VICI Properties, Inc.	8,328	156,400
Welltower, Inc.	867	60,178

		9,262,437

Hotels, Restaurants & Leisure — 0.1%
Hilton Worldwide Holdings, Inc.	877	62,969
Marriott International, Inc., Class A	581	63,073

		126,042

Household Durables — 0.1%
Glenveagh Properties PLC(a)(e)	92,877	75,128

Internet Software & Services — 0.2%
NEXTDC Ltd.(a)	34,629	149,202

IT Services — 0.1%
GDS Holdings Ltd. — ADR(a)	5,616	129,673

Real Estate Management & Development — 3.1%
Aedas Homes SAU(a)(e)	3,479	88,331
Castellum AB	4,125	76,224
City Developments Ltd.	15,500	92,407
CK Asset Holdings Ltd.	43,500	318,271
Entra ASA(e)	10,840	144,368
Fabege AB	7,491	100,125
Godewind Immobilien AG(a)(e)	24,959	82,206
Inmobiliaria Colonial Socimi SA	13,416	125,064
LEG Immobilien AG	1,771	184,768
Leopalace21 Corp.	15,600	61,852
Mega Manunggal Property Tbk PT(a)	2,899,500	104,850
Mitsubishi Estate Co. Ltd.	14,800	232,856
Mitsui Fudosan Co. Ltd.	11,600	257,658
Sun Hung Kai Properties Ltd.	20,000	285,432
Tokyu Fudosan Holdings Corp.	21,256	104,771
Vonovia SE	7,605	342,825
Wharf Real Estate Investment Co. Ltd.	22,000	131,580
Yanlord Land Group Ltd.	69,500	62,196

		2,795,784

Total Common Stocks — 14.0% (Cost — $12,822,825)		12,538,266

Total Investments — 101.5% (Cost — $77,937,813)		90,590,690

Liabilities in Excess of Other Assets — (1.5)%		(1,352,315)

Net Assets — 100.0%		$89,238,375

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	All or a portion of security was purchased with the cash collateral from loaned securities.
(d)	Annualized 7-day yield as of period end.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

94	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2050 Master Portfolio

(f)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the LifePath Dynamic Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the LifePath Dynamic Master Portfolio were as follows:

Affiliate Persons and/or Related Parties	Shares/ Investment Value Held at 12/31/17	Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
Active Stock Master Portfolio	$51,613,648	—		$(9,211,753	)(b)	42,401,895	$42,401,895	$881,260		$3,609,460	$(2,804,113)
BlackRock Advantage Emerging Markets Fund*	833,989	—		(833,989)		—	—	—		945,056	(1,011,775)
BlackRock Advantage Emerging Markets Fund — Class K	—	1,172,007		(391,291)		780,716	7,416,802	—		(143,192)	(961,573)
BlackRock Cash Funds: Institutional, SL Agency Shares	1,465,187	1,230,299	(c)	—		2,695,486	2,695,755	9,594	(d)	(139)	101
BlackRock Cash Funds: Treasury, SL Agency Shares	295,381	281,102	(c)	—		576,483	576,483	30,625		—	—
BlackRock Commodity Strategies Fund*	665,908	666,756		(1,332,664)		—	—	—		530,244	(733,423)
CoreAlpha Bond Master Portfolio	$1,088,841	185,738	(c)	$—		1,274,579	1,274,579	36,089		(34,578)	14,592
International Tilts Master Portfolio	$17,326,282	—		$(2,665,646	)(b)	14,660,636	14,660,636	429,998		159,459	(6,337,823)
iShares Edge MSCI Multifactor International ETF	168,737	29,567		(76,053)		122,251	2,898,571	73,980		340,698	(935,009)
iShares Edge MSCI Multifactor USA ETF	273,377	32,410		(178,542)		127,245	3,545,046	123,375		914,653	(1,345,029)
iShares MSCI EAFE Small-Cap ETF	65,037	13,754		(28,952)		49,839	2,582,657	70,471		232,487	(882,354)

							$78,052,424	$1,655,392		$6,554,148	$(14,996,406)

*	No longer held by the LifePath Dynamic Master Portfolio as of period end.
(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value sold.
(c)	Represents net shares/investment value purchased.
(d)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For compliance purposes, the LifePath Dynamic Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
S&P/TSX 60 Index	14	03/14/19	$1,758	$(55,774)
Russell 2000 E-Mini Index	22	03/15/19	1,484	(66,590)

				(122,364)

Short Contracts:
S&P 500 E-Mini Index	10	03/15/19	1,253	75,466

				$(46,898)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	21,000	USD	23,942	Goldman Sachs International	01/15/19	$143
EUR	13,000	USD	14,873	Nomura International PLC	01/15/19	37
EUR	22,000	USD	25,183	Nomura International PLC	01/15/19	49
EUR	28,000	USD	31,943	Standard Chartered Bank	01/15/19	170
EUR	60,000	USD	68,526	Standard Chartered Bank	01/15/19	287
EUR	14,000	USD	15,952	State Street Bank and Trust Co.	01/15/19	105
EUR	33,000	USD	37,553	State Street Bank and Trust Co.	01/15/19	294
GBP	11,000	USD	13,939	State Street Bank and Trust Co.	01/15/19	90
JPY	3,979,000	USD	35,746	Bank of America N.A.	01/15/19	580

SCHEDULES OF INVESTMENTS	95

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2050 Master Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	8,085,000	USD	73,333	Citibank N.A.	01/15/19	$480
JPY	2,383,000	USD	21,121	Deutsche Bank AG	01/15/19	635
JPY	6,611,000	USD	58,377	Goldman Sachs International	01/15/19	1,978
JPY	8,099,000	USD	72,347	Goldman Sachs International	01/15/19	1,593
JPY	14,902,000	USD	134,242	Goldman Sachs International	01/15/19	1,807
JPY	36,417,000	USD	327,365	Standard Chartered Bank	01/15/19	5,106
JPY	1,445,000	USD	12,803	State Street Bank and Trust Co.	01/15/19	389
JPY	4,807,000	USD	42,591	State Street Bank and Trust Co.	01/15/19	1,295
NZD	21,000	USD	13,714	Bank of America N.A.	01/15/19	384
PHP	1,454,000	USD	27,317	Deutsche Bank AG	01/15/19	362
PHP	403,000	USD	7,562	Goldman Sachs International	01/15/19	110
PHP	771,000	USD	14,525	Goldman Sachs International	01/15/19	152
PHP	3,087,000	USD	58,147	JPMorgan Chase Bank N.A.	01/15/19	621
SEK	314,000	USD	35,264	Standard Chartered Bank	01/15/19	201
SEK	105,000	USD	11,681	State Street Bank and Trust Co.	01/15/19	178
SEK	107,000	USD	11,918	State Street Bank and Trust Co.	01/15/19	167
SGD	13,000	USD	9,491	Citibank N.A.	01/15/19	49
SGD	18,000	USD	13,141	Citibank N.A.	01/15/19	69
SGD	21,000	USD	15,281	JPMorgan Chase Bank N.A.	01/15/19	131
SGD	110,000	USD	80,332	JPMorgan Chase Bank N.A.	01/15/19	397
SGD	15,000	USD	10,943	State Street Bank and Trust Co.	01/15/19	66
USD	41,859	AUD	57,000	Bank of America N.A.	01/15/19	1,701
USD	32,719	AUD	45,000	Citibank N.A.	01/15/19	1,016
USD	90,916	AUD	129,000	Goldman Sachs International	01/15/19	32
USD	24,798	AUD	35,000	Nomura International PLC	01/15/19	140
USD	9,173	AUD	13,000	State Street Bank and Trust Co.	01/15/19	14
USD	10,592	AUD	15,000	State Street Bank and Trust Co.	01/15/19	24
USD	22,754	AUD	32,000	UBS AG	01/15/19	209
USD	11,332	CAD	15,000	Bank of America N.A.	01/15/19	341
USD	49,859	CAD	68,000	Citibank N.A.	01/15/19	32
USD	32,753	CAD	43,000	Deutsche Bank AG	01/15/19	1,244
USD	15,756	CAD	21,000	Nomura International PLC	01/15/19	368
USD	14,392	CAD	19,000	State Street Bank and Trust Co.	01/15/19	470
USD	34,450	EUR	30,000	Nomura International PLC	01/15/19	43
USD	35,578	EUR	31,000	State Street Bank and Trust Co.	01/15/19	24
USD	46,734	EUR	40,000	State Street Bank and Trust Co.	01/15/19	859
USD	5,217	GBP	4,000	BNP Paribas S.A.	01/15/19	116
USD	111,659	GBP	84,000	JPMorgan Chase Bank N.A.	01/15/19	4,529
USD	22,258	GBP	17,000	Standard Chartered Bank	01/15/19	577
USD	23,023	GBP	18,000	Standard Chartered Bank	01/15/19	66
USD	29,344	GBP	23,000	Standard Chartered Bank	01/15/19	11
USD	44,818	GBP	35,000	Standard Chartered Bank	01/15/19	180
USD	61,810	GBP	48,000	Standard Chartered Bank	01/15/19	592
USD	19,145	GBP	15,000	State Street Bank and Trust Co.	01/15/19	15
USD	27,512	HKD	215,000	BNY Mellon	01/15/19	46
USD	33,078	HKD	258,000	Goldman Sachs International	01/15/19	118
USD	54,304	HKD	425,000	State Street Bank and Trust Co.	01/15/19	10
USD	67,344	HKD	527,000	State Street Bank and Trust Co.	01/15/19	19
USD	39,012	HKD	305,000	UBS AG	01/15/19	48
USD	171,906	NOK	1,408,000	Deutsche Bank AG	01/15/19	8,975
USD	4,264	NOK	36,000	State Street Bank and Trust Co.	01/15/19	98
USD	27,160	SGD	37,000	State Street Bank and Trust Co.	01/15/19	6
EUR	3,934,560	USD	4,518,342	Nomura International PLC	03/20/19	18,778
JPY	44,674,623	USD	400,015	Deutsche Bank AG	03/20/19	9,956
USD	1,581,603	AUD	2,184,574	Bank of America N.A.	03/20/19	40,877
USD	1,056,577	CAD	1,400,000	Bank of America N.A.	03/20/19	29,244

						138,703

AUD	77,000	USD	54,881	Barclays Bank PLC	01/15/19	(632)
AUD	9,000	USD	6,367	Standard Chartered Bank	01/15/19	(26)
AUD	20,000	USD	14,641	State Street Bank and Trust Co.	01/15/19	(550)
AUD	39,000	USD	28,190	State Street Bank and Trust Co.	01/15/19	(713)

96	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2050 Master Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	44,000	USD	32,154	State Street Bank and Trust Co.	01/15/19	$(1,155)
AUD	60,000	USD	43,266	State Street Bank and Trust Co.	01/15/19	(994)
AUD	81,000	USD	58,164	State Street Bank and Trust Co.	01/15/19	(1,098)
AUD	88,000	USD	63,438	State Street Bank and Trust Co.	01/15/19	(1,439)
AUD	117,000	USD	85,122	State Street Bank and Trust Co.	01/15/19	(2,692)
CAD	13,000	USD	9,992	Goldman Sachs International	01/15/19	(466)
CAD	10,000	USD	7,714	Nomura International PLC	01/15/19	(386)
CAD	6,000	USD	4,470	Standard Chartered Bank	01/15/19	(73)
CAD	7,000	USD	5,276	State Street Bank and Trust Co.	01/15/19	(147)
CAD	21,000	USD	15,904	State Street Bank and Trust Co.	01/15/19	(516)
CAD	33,000	USD	25,249	State Street Bank and Trust Co.	01/15/19	(1,069)
CHF	165,000	USD	168,160	State Street Bank and Trust Co.	01/15/19	(116)
EUR	44,000	USD	50,519	Bank of America N.A.	01/15/19	(56)
EUR	6,000	USD	7,005	Nomura International PLC	01/15/19	(123)
GBP	17,000	USD	22,303	JPMorgan Chase Bank N.A.	01/15/19	(622)
GBP	57,000	USD	74,446	Nomura International PLC	01/15/19	(1,750)
GBP	7,000	USD	9,053	State Street Bank and Trust Co.	01/15/19	(125)
GBP	37,000	USD	47,343	State Street Bank and Trust Co.	01/15/19	(154)
GBP	39,000	USD	51,539	State Street Bank and Trust Co.	01/15/19	(1,800)
HKD	359,000	USD	45,894	Barclays Bank PLC	01/15/19	(32)
HKD	128,000	USD	16,360	Citibank N.A.	01/15/19	(8)
HKD	46,000	USD	5,889	Royal Bank of Canada	01/15/19	(13)
HKD	315,000	USD	40,314	State Street Bank and Trust Co.	01/15/19	(72)
HKD	336,000	USD	43,038	State Street Bank and Trust Co.	01/15/19	(114)
HKD	81,000	USD	10,361	UBS AG	01/15/19	(13)
ILS	71,000	USD	19,662	Bank of America N.A.	01/15/19	(656)
NOK	8,000	USD	933	JPMorgan Chase Bank N.A.	01/15/19	(8)
NOK	111,000	USD	13,679	JPMorgan Chase Bank N.A.	01/15/19	(834)
NOK	71,000	USD	8,319	State Street Bank and Trust Co.	01/15/19	(103)
USD	9,148	AUD	13,000	State Street Bank and Trust Co.	01/15/19	(11)
USD	15,998	CHF	16,000	Standard Chartered Bank	01/15/19	(297)
USD	21,360	CHF	21,000	State Street Bank and Trust Co.	01/15/19	(28)
USD	33,997	EUR	30,000	Deutsche Bank AG	01/15/19	(409)
USD	56,981	EUR	50,000	Deutsche Bank AG	01/15/19	(364)
USD	31,990	EUR	28,000	Goldman Sachs International	01/15/19	(122)
USD	46,684	EUR	41,000	Goldman Sachs International	01/15/19	(339)
USD	5,721	EUR	5,000	Nomura International PLC	01/15/19	(13)
USD	168,421	EUR	147,000	Nomura International PLC	01/15/19	(172)
USD	61,195	GBP	48,000	Barclays Bank PLC	01/15/19	(22)
USD	147,926	HKD	1,158,000	Goldman Sachs International	01/15/19	(9)
USD	93,908	IDR	1,463,553,000	Nomura International PLC	01/15/19	(7,545)
USD	65,405	JPY	7,339,000	Bank of America N.A.	01/15/19	(1,597)
USD	11,730	JPY	1,324,000	JPMorgan Chase Bank N.A.	01/15/19	(357)
USD	37,188	JPY	4,133,000	Nomura International PLC	01/15/19	(545)
USD	203,960	JPY	22,376,000	Nomura International PLC	01/15/19	(323)
USD	10,679	JPY	1,199,000	Standard Chartered Bank	01/15/19	(267)
USD	35,936	JPY	4,043,000	Standard Chartered Bank	01/15/19	(975)
USD	37,555	JPY	4,262,000	Standard Chartered Bank	01/15/19	(1,355)
USD	136,356	JPY	15,145,000	Standard Chartered Bank	01/15/19	(1,911)
USD	17,175	JPY	1,923,000	State Street Bank and Trust Co.	01/15/19	(381)
USD	79,823	JPY	8,960,000	State Street Bank and Trust Co.	01/15/19	(1,978)
USD	104,630	JPY	11,733,000	State Street Bank and Trust Co.	01/15/19	(2,487)
USD	177,595	JPY	19,867,000	State Street Bank and Trust Co.	01/15/19	(3,782)
USD	104,508	PHP	5,715,000	BNP Paribas S.A.	01/15/19	(4,289)
USD	6,442	SEK	58,000	BNP Paribas S.A.	01/15/19	(109)
USD	17,134	SEK	154,000	Goldman Sachs International	01/15/19	(259)
USD	30,335	SEK	269,000	State Street Bank and Trust Co.	01/15/19	(47)
USD	73,505	SGD	101,000	JPMorgan Chase Bank N.A.	01/15/19	(619)
USD	10,168	SGD	14,000	Nomura International PLC	01/15/19	(107)
USD	9,535	SGD	13,000	State Street Bank and Trust Co.	01/15/19	(6)
AUD	5,700,000	USD	4,126,789	Bank of America N.A.	03/20/19	(106,720)

SCHEDULES OF INVESTMENTS	97

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2050 Master Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	2,740,763	USD	2,068,082	Nomura International PLC	03/20/19	$(56,885)
GBP	13,994	USD	17,926	Bank of America N.A.	03/20/19	(23)
USD	140,172	CHF	137,693	Bank of America N.A.	03/20/19	(922)
USD	1,574,414	EUR	1,370,937	Bank of America N.A.	03/20/19	(6,476)
USD	1,386,663	JPY	154,895,000	Nomura International PLC	03/20/19	(34,782)

						(255,088)

						$(116,385)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$75,466	$—	$—	$—	$75,466
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	138,703	—	—	138,703

	$—	$—	$75,466	$138,703	$—	$—	$214,169

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$122,364	$—	$—	$—	$122,364
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	255,088	—	—	255,088

	$—	$—	$122,364	$255,088	$—	$—	$377,452

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$235,718	$—	$—	$—	$235,718
Forward foreign currency exchange contracts	—	—	—	(13,522)	—	—	(13,522)

	$—	$—	$235,718	$(13,522)	$—	$—	$222,196

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(70,998)	$—	$—	$—	$(70,998)
Forward foreign currency exchange contracts	—	—	—	(143,820)	—	—	(143,820)

	$—	$—	$(70,998)	$(143,820)	$—	$—	$(214,818)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,321,337
Average notional value of contracts — short	$2,860,855
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$5,896,717
Average amounts sold — in USD	$9,269,680

98	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2050 Master Portfolio

For more information about the LifePath Dynamic Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$2,225
Forward foreign currency exchange contracts	138,703	255,088

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$138,703	$257,313
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(2,225)

Total derivative assets and liabilities subject to an MNA	$138,703	$255,088

The following table presents the LifePath Dynamic Master Portfolio’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the LifePath Dynamic Master Portfolio:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America N.A.	73,127	(73,127)	—	—	—
BNP Paribas S.A.	116	(116)	—	—	—
BNY Mellon	46	—	—	—	46
Citibank N.A.	1,646	(8)	—	—	1,638
Deutsche Bank AG	21,172	(773)	—	—	20,399
Goldman Sachs International	5,933	(1,195)	—	—	4,738
JPMorgan Chase Bank N.A.	5,678	(2,440)	—	—	3,238
Nomura International PLC	19,415	(19,415)	—	—	—
Standard Chartered Bank	7,190	(4,904)	—	—	2,286
State Street Bank and Trust Co.	4,123	(4,123)	—	—	—
UBS AG	257	(13)	—	—	244

	$138,703	$(106,114)	$—	$—	$32,589

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America N.A.	116,450	(73,127)	—	—	43,323
Barclays Bank PLC	686	—	—	—	686
BNP Paribas S.A.	4,398	(116)	—	—	4,282
Citibank N.A.	8	(8)	—	—	—
Deutsche Bank AG	773	(773)	—	—	—
Goldman Sachs International	1,195	(1,195)	—	—	—
JPMorgan Chase Bank N.A.	2,440	(2,440)	—	—	—
Nomura International PLC	102,631	(19,415)	—	—	83,216
Royal Bank of Canada	13	—	—	—	13
Standard Chartered Bank	4,904	(4,904)	—	—	—
State Street Bank and Trust Co.	21,577	(4,123)	—	—	17,454
UBS AG	13	(13)	—	—	—

	$255,088	$(106,114)	$—	$—	$148,974

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable from the counterparty in the event of default.

SCHEDULES OF INVESTMENTS	99

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2050 Master Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the LifePath Dynamic Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the LifePath Dynamic Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies:
Equity Funds	$16,443,076	$—	$—	$16,443,076
Short-Term Securities	3,272,238	—	—	3,272,238
Common Stocks:
Equity Real Estate Investment Trusts (REITs)	6,974,462	2,287,975	—	9,262,437
Hotels, Restaurants & Leisure	126,042	—	—	126,042
Household Durables	75,128	—	—	75,128
Internet Software & Services	—	149,202	—	149,202
IT Services	129,673	—	—	129,673
Real Estate Management & Development	193,181	2,602,603	—	2,795,784

Subtotal	$27,213,800	$5,039,780	$—	$32,253,580

Investments Valued at NAV(a)				58,337,110

Total Investments				$90,590,690

Derivative Financial Instruments(b)
Assets:
Equity contracts	$75,466	$—	$—	$75,466
Forward foreign currency contracts	—	138,703	—	138,703
Liabilities:
Equity contracts	(122,364)	—	—	(122,364)
Forward foreign currency contracts	—	(255,088)	—	(255,088)

	$(46,898)	$(116,385)	$—	$(163,283)

(a)

As of December 31, 2018, certain investments of the LifePath Dynamic Master Portfolio were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)	Derivative financial instruments are futures contracts and forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Transfers between Level 1 and Level 2 were as follows:

	Transfers out of Level 1 (a)	Transfers into Level 2 (a)
Assets:
Investments:
Common Stocks:
Equity Real Estate Investment Trusts	$(1,181,992)	$1,181,992

(a)

External pricing service used to reflect any significant market movements between the time the LifePath Dynamic Master Portfolio valued such foreign securities and the earlier closing of foreign markets.

See notes to financial statements.

100	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2018	LifePath Dynamic 2060 Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(d) — 86.7%

Equity Funds — 84.6%
Active Stock Master Portfolio	$953,734	$953,734
BlackRock Advantage Emerging Markets Fund — Class K(a)	18,738	178,012
International Tilts Master Portfolio	$362,496	362,496
iShares Edge MSCI Multifactor International ETF	2,725	64,610
iShares Edge MSCI Multifactor USA ETF	3,935	109,629
iShares MSCI Canada ETF	1,571	37,641
iShares MSCI EAFE Small-Cap ETF	1,115	57,779
iShares Russell 2000 ETF	266	35,618

		1,799,519

Fixed Income Fund — 1.1%
CoreAlpha Bond Master Portfolio	$24,059	24,059

Short-Term Securities — 1.0%
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.41%(b)	21,770	21,770

Total Affiliated Investment Companies — 86.7% (Cost — $1,888,785)		1,845,348

Common Stocks — 14.2%

Equity Real Estate Investment Trusts (REITs) — 10.1%
Activia Properties, Inc.	1	4,063
Alexandria Real Estate Equities, Inc.	64	7,375
Ascendas Real Estate Investment Trust	1,400	2,642
Assura PLC	2,781	1,873
AvalonBay Communities, Inc.	56	9,747
Big Yellow Group PLC	271	3,016
Boston Properties, Inc.	76	8,554
Brandywine Realty Trust	234	3,012
Canadian Apartment Properties REIT	109	3,537
Capital & Regional PLC	4,651	1,633
CyrusOne, Inc.	137	7,245
Derwent London PLC	48	1,745
EPR Properties	95	6,083
Equinix, Inc.	12	4,231
Equity Residential	90	5,941
Extra Space Storage, Inc.	58	5,248
Federal Realty Investment Trust	35	4,131
Gecina SA	23	2,977
GLP J-REIT	4	4,073
Hammerson PLC	199	838
Highwoods Properties, Inc.	83	3,211
Host Hotels & Resorts, Inc.	492	8,202
Hulic REIT, Inc.	1	1,553
Ichigo Office REIT Investment	2	1,766
Invitation Homes, Inc.	152	3,052
JBG SMITH Properties	40	1,392
Kenedix Office Investment Corp.	1	6,383
Land Securities Group PLC	228	2,341
Link REIT	500	5,069
Prologis, Inc.	188	11,039
PRS REIT PLC	2,102	2,529
Regency Centers Corp.	96	5,633
Rexford Industrial Realty, Inc.	185	5,452
RioCan Real Estate Investment Trust	291	5,073
Scentre Group	2,241	6,161
Segro PLC	228	1,712
Simon Property Group, Inc.	81	13,607
Spirit Realty Capital, Inc.	122	4,301

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
STAG Industrial, Inc.	63	$1,567
Sun Communities, Inc.	76	7,730
UDR, Inc.	160	6,339
Unibail-Rodamco-Westfield	45	6,963
Ventas, Inc.	116	6,796
VEREIT, Inc.	426	3,046
VICI Properties, Inc.	201	3,775
Welltower, Inc.	21	1,458

		214,114

Hotels, Restaurants & Leisure — 0.1%
Hilton Worldwide Holdings, Inc.	21	1,508
Marriott International, Inc., Class A	14	1,520

		3,028

Household Durables — 0.1%
Glenveagh Properties PLC(a)(c)	2,247	1,818

Internet Software & Services — 0.2%
NEXTDC Ltd.(a)	838	3,610

IT Services — 0.1%
GDS Holdings Ltd. — ADR(a)	136	3,140

Real Estate Management & Development — 3.6%
Aedas Homes SAU(a)(c)	82	2,082
CareTrust REIT, Inc.	417	7,698
Castellum AB	100	1,848
City Developments Ltd.	400	2,385
CK Asset Holdings Ltd.	1,000	7,317
Entra ASA(c)	262	3,489
Fabege AB	181	2,419
Godewind Immobilien AG(a)(c)	599	1,973
Inmobiliaria Colonial Socimi SA	325	3,030
LEG Immobilien AG	43	4,486
Leopalace21 Corp.	400	1,586
Mitsubishi Estate Co. Ltd.	400	6,293
Mitsui Fudosan Co. Ltd.	300	6,664
Sun Hung Kai Properties Ltd.	500	7,136
Tokyu Fudosan Holdings Corp.	518	2,553
Vonovia SE	184	8,294
Wharf Real Estate Investment Co. Ltd.	1,000	5,981
Yanlord Land Group Ltd.	1,700	1,521

		76,755

Total Common Stocks –14.2% (Cost — $313,230)		302,465

Total Investments — 100.9% (Cost — $2,202,015)		2,147,813

Liabilities in Excess of Other Assets — (0.9)%		(20,128)

Net Assets — 100.0%		$2,127,685

(a)	Non-income producing security.
(b)	Annualized 7-day yield as of period end.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

SCHEDULES OF INVESTMENTS	101

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2060 Master Portfolio

(d)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the LifePath Dynamic Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the LifePath Dynamic Master Portfolio were as follows:

Affiliate Persons and/or Related Parties	Shares/ Investment Value Held at 12/31/17	Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value Held at 12/31/18	Value at 12/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
Active Stock Master Portfolio	$884,385	$69,349	(b)	$—		$953,734	$953,734	$17,462	$7,184	$9,974
BlackRock Advantage Emerging Markets Fund*	15,340	582		(15,922)		—	—	—	20,519	(22,046)
BlackRock Advantage Emerging Markets Fund — Class K	—	24,518		(5,780)		18,738	178,012	—	(2,628)	(20,516)
BlackRock Cash Funds: Treasury, SL Agency Shares	15,385	6,385	(b)	—		21,770	21,770	233	—	—
BlackRock Commodity Strategies Fund*	12,525	12,583		(25,108)		—	—	—	5,345	(9,051)
CoreAlpha Bond Master Portfolio	$25,786	$—		$(1,727	)(c)	$24,059	24,059	736	(752)	813
International Tilts Master Portfolio	$382,149	$—		$(19,653	)(c)	$362,496	362,496	9,772	(33,802)	(111,082)
iShares Edge MSCI Multifactor International ETF	3,801	251		(1,327)		2,725	64,610	1,605	3,149	(16,695)
iShares Edge MSCI Multifactor USA ETF	4,640	1,023		(1,728)		3,935	109,629	3,131	5,356	(18,265)
iShares MSCI Canada ETF	1,252	552		(233)		1,571	37,641	968	379	(8,539)
iShares MSCI EAFE Small-Cap ETF	—	1,258		(143)		1,115	57,779	1,612	(368)	(14,386)
iShares MSCI France ETF*	—	1,421		(1,421)		—	—	—	—	—
iShares MSCI Germany ETF*	—	1,365		(1,365)		—	—	—	—	—
iShares MSCI Japan ETF*	759	111		(870)		—	—	348	164	(4,058)
iShares Russell 2000 ETF	143	219		(96)		266	35,618	284	890	(3,599)

							$1,845,348	$36,151	$5,436	$(217,450)

*	No longer held by the LifePath Dynamic Master Portfolio as of period end.
(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value purchased.
(c)	Represents net shares/investment value sold.

For compliance purposes, the LifePath Dynamic Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	1,000	USD	1,000	BNP Paribas S.A.	01/15/19	$19
EUR	500	USD	567	Goldman Sachs International	01/15/19	6
EUR	1,000	USD	1,138	Nomura International PLC	01/15/19	9
EUR	300	USD	342	Standard Chartered Bank	01/15/19	2
EUR	1,000	USD	1,144	Standard Chartered Bank	01/15/19	3
HKD	800	USD	102	Citibank N.A.	01/15/19	—
HKD	1,000	USD	128	Royal Bank of Canada	01/15/19	—
HKD	1,000	USD	128	UBS AG	01/15/19	—
JPY	1,000,000	USD	8,989	BNP Paribas S.A.	01/15/19	140
JPY	279,000	USD	2,531	Citibank N.A.	01/15/19	17
JPY	10,000	USD	89	Goldman Sachs International	01/15/19	2
JPY	29,000	USD	257	Goldman Sachs International	01/15/19	7
JPY	93,000	USD	824	Morgan Stanley & Co. International PLC	01/15/19	25
JPY	207,000	USD	1,865	Royal Bank of Canada	01/15/19	25
JPY	154,000	USD	1,360	Standard Chartered Bank	01/15/19	46
NZD	500	USD	327	Bank of America N.A.	01/15/19	9
PHP	42,000	USD	788	Goldman Sachs International	01/15/19	11
PHP	46,000	USD	866	JPMorgan Chase Bank N.A.	01/15/19	9
PHP	38,000	USD	714	Morgan Stanley & Co. International PLC	01/15/19	9
SEK	5,000	USD	561	Bank of America N.A.	01/15/19	3
SEK	900	USD	101	Citibank N.A.	01/15/19	1
SEK	2,000	USD	223	Morgan Stanley & Co. International PLC	01/15/19	3
SGD	1,000	USD	730	Citibank N.A.	01/15/19	4
SGD	1,000	USD	734	Citibank N.A.	01/15/19	—
SGD	180	USD	132	JPMorgan Chase Bank N.A.	01/15/19	—

102	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2060 Master Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SGD	1,000	USD	728	JPMorgan Chase Bank N.A.	01/15/19	$6
SGD	1,000	USD	729	JPMorgan Chase Bank N.A.	01/15/19	5
SGD	1,000	USD	730	JPMorgan Chase Bank N.A.	01/15/19	4
SGD	2,000	USD	1,454	JPMorgan Chase Bank N.A.	01/15/19	14
USD	711	AUD	1,000	BNP Paribas S.A.	01/15/19	7
USD	727	AUD	1,000	Bank of America N.A.	01/15/19	23
USD	709	AUD	1,000	JPMorgan Chase Bank N.A.	01/15/19	4
USD	2,114	AUD	3,000	Royal Bank of Canada	01/15/19	1
USD	757	CAD	1,000	BNP Paribas S.A.	01/15/19	25
USD	750	CAD	1,000	JPMorgan Chase Bank N.A.	01/15/19	17
USD	1,466	CAD	2,000	Royal Bank of Canada	01/15/19	1
USD	1,167	EUR	1,000	BNP Paribas S.A.	01/15/19	21
USD	1,148	EUR	1,000	Bank of America N.A.	01/15/19	1
USD	1,148	EUR	1,000	Deutsche Bank AG	01/15/19	2
USD	1,402	EUR	1,200	Goldman Sachs International	01/15/19	25
USD	1,994	GBP	1,500	JPMorgan Chase Bank N.A.	01/15/19	81
USD	1,275	GBP	1,000	Morgan Stanley & Co. International PLC	01/15/19	—
USD	1,280	GBP	1,000	Royal Bank of Canada	01/15/19	5
USD	1,276	GBP	1,000	Standard Chartered Bank	01/15/19	1
USD	1,288	GBP	1,000	Standard Chartered Bank	01/15/19	12
USD	1,309	GBP	1,000	Standard Chartered Bank	01/15/19	34
USD	894	HKD	7,000	Morgan Stanley & Co. International PLC	01/15/19	—
USD	2,938	HKD	23,000	Morgan Stanley & Co. International PLC	01/15/19	—
USD	3,425	HKD	26,800	Morgan Stanley & Co. International PLC	01/15/19	1
USD	640	HKD	5,000	Nomura International PLC	01/15/19	1
USD	118	NOK	1,000	BNP Paribas S.A.	01/15/19	3
USD	3,906	NOK	32,000	Deutsche Bank AG	01/15/19	203
USD	474	NOK	4,000	Goldman Sachs International	01/15/19	11
USD	474	NOK	4,000	Goldman Sachs International	01/15/19	11
USD	734	SGD	1,000	Goldman Sachs International	01/15/19	—
EUR	87,410	USD	100,377	Bank of America N.A.	03/20/19	419
USD	28,422	AUD	39,258	Bank of America N.A.	03/20/19	734
USD	22,643	CAD	30,000	Deutsche Bank AG	03/20/19	629

						2,651

AUD	1,000	USD	722	Bank of America N.A.	01/15/19	(18)
AUD	1,000	USD	722	Bank of America N.A.	01/15/19	(18)
AUD	1,000	USD	723	Bank of America N.A.	01/15/19	(18)
AUD	1,000	USD	723	Goldman Sachs International	01/15/19	(19)
AUD	1,000	USD	721	JPMorgan Chase Bank N.A.	01/15/19	(17)
AUD	1,000	USD	731	JPMorgan Chase Bank N.A.	01/15/19	(26)
AUD	1,000	USD	709	Morgan Stanley & Co. International PLC	01/15/19	(4)
AUD	1,000	USD	721	Morgan Stanley & Co. International PLC	01/15/19	(17)
AUD	1,900	USD	1,354	Morgan Stanley & Co. International PLC	01/15/19	(15)
AUD	2,000	USD	1,436	Royal Bank of Canada	01/15/19	(27)
CAD	1,000	USD	755	JPMorgan Chase Bank N.A.	01/15/19	(23)
CAD	1,000	USD	765	Morgan Stanley & Co. International PLC	01/15/19	(32)
CAD	150	USD	112	Standard Chartered Bank	01/15/19	(2)
CHF	3,000	USD	3,058	BNP Paribas S.A.	01/15/19	(2)
EUR	1,000	USD	1,149	Bank of America N.A.	01/15/19	(2)
EUR	1,000	USD	1,165	Citibank N.A.	01/15/19	(18)
EUR	800	USD	919	Deutsche Bank AG	01/15/19	(2)
GBP	500	USD	653	BNP Paribas S.A.	01/15/19	(15)
GBP	1,000	USD	1,306	BNP Paribas S.A.	01/15/19	(31)
GBP	800	USD	1,022	Bank of America N.A.	01/15/19	(2)
GBP	1,000	USD	1,293	Deutsche Bank AG	01/15/19	(18)
HKD	3,000	USD	384	Goldman Sachs International	01/15/19	(1)
ILS	1,000	USD	277	Bank of America N.A.	01/15/19	(9)
NOK	4,000	USD	476	BNP Paribas S.A.	01/15/19	(13)
NOK	2,000	USD	240	Bank of America N.A.	01/15/19	(9)
NOK	1,000	USD	123	Citibank N.A.	01/15/19	(8)
NOK	4,000	USD	466	Deutsche Bank AG	01/15/19	(3)

SCHEDULES OF INVESTMENTS	103

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2060 Master Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	704	AUD	1,000	Nomura International PLC	01/15/19	$(1)
USD	1,017	CHF	1,000	Morgan Stanley & Co. International PLC	01/15/19	(1)
USD	1,140	EUR	1,000	Deutsche Bank AG	01/15/19	(7)
USD	1,143	EUR	1,000	Goldman Sachs International	01/15/19	(4)
USD	3,437	EUR	3,000	Nomura International PLC	01/15/19	(4)
USD	4,393	JPY	482,000	Bank of America N.A.	01/15/19	(7)
USD	3,554	JPY	399,000	Deutsche Bank AG	01/15/19	(89)
USD	616	JPY	69,000	Goldman Sachs International	01/15/19	(14)
USD	5,256	JPY	588,000	Goldman Sachs International	01/15/19	(112)
USD	2,657	JPY	298,000	JPMorgan Chase Bank N.A.	01/15/19	(63)
USD	273	JPY	31,000	Standard Chartered Bank	01/15/19	(10)
USD	677	JPY	76,000	Standard Chartered Bank	01/15/19	(17)
USD	782	JPY	88,000	Standard Chartered Bank	01/15/19	(21)
USD	2,935	JPY	326,000	Standard Chartered Bank	01/15/19	(41)
USD	2,140	PHP	117,000	BNP Paribas S.A.	01/15/19	(88)
USD	317	PHP	17,000	JPMorgan Chase Bank N.A.	01/15/19	(6)
USD	677	SEK	6,000	Royal Bank of Canada	01/15/19	(1)
USD	730	SGD	1,000	Citibank N.A.	01/15/19	(4)
USD	723	SGD	1,000	JPMorgan Chase Bank N.A.	01/15/19	(11)
USD	2,329	SGD	3,200	Morgan Stanley & Co. International PLC	01/15/19	(19)
USD	729	SGD	1,000	Standard Chartered Bank	01/15/19	(5)
AUD	123,000	USD	89,036	Deutsche Bank AG	03/20/19	(2,287)
CAD	12,195	USD	9,205	State Street Bank and Trust Co.	03/20/19	(256)
GBP	671	USD	860	Bank of America N.A.	03/20/19	(1)
USD	2,151	CHF	2,113	State Street Bank and Trust Co.	03/20/19	(14)
USD	28,338	EUR	24,667	Bank of America N.A.	03/20/19	(106)
USD	28,292	JPY	3,159,750	State Street Bank and Trust Co.	03/20/19	(705)
USD	37,247	JPY	4,160,615	State Street Bank and Trust Co.	03/20/19	(935)

						(5,198)

						$(2,547)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$2,651	$—	$—	$2,651

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$5,198	$—	$—	$5,198

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$	$7,199	$—	$—	$7,199

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$	$(2,785)	$—	$—	$(2,785)

104	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2060 Master Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$176,912
Average amounts sold — in USD	$151,922

For more information about the LifePath Dynamic Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

	Assets	Liabilities
Forward foreign currency exchange contracts	$2,651	$5,198

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$2,651	$5,198

Total derivative assets and liabilities subject to an MNA	$2,651	$5,198

The following table presents the LifePath Dynamic Master Portfolio’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the LifePath Dynamic Master Portfolio:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America N.A.	$1,189	$(190)	$—	$—	$999
BNP Paribas S.A.	215	(149)	—	—	66
Citibank N.A.	22	(22)	—	—	—
Deutsche Bank AG	834	(834)	—	—	—
Goldman Sachs International	73	(73)	—	—	—
JPMorgan Chase Bank N.A.	140	(140)	—	—	—
Morgan Stanley & Co. International PLC	38	(38)	—	—	—
Nomura International PLC	10	(5)	—	—	5
Royal Bank of Canada	32	(28)	—	—	4
Standard Chartered Bank	98	(96)	—	—	2

	$2,651	$(1,575)	$—	$—	$1,076

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America N.A.	$190	$(190)	$—	$—	$—
BNP Paribas S.A.	149	(149)	—	—	—
Citibank N.A.	30	(22)	—	—	8
Deutsche Bank AG	2,406	(834)	—	—	1,572
Goldman Sachs International	150	(73)	—	—	77
JPMorgan Chase Bank N.A.	146	(140)	—	—	6
Morgan Stanley & Co. International PLC	88	(38)	—	—	50
Nomura International PLC	5	(5)	—	—	—
Royal Bank of Canada	28	(28)	—	—	—
Standard Chartered Bank	96	(96)	—	—	—
State Street Bank and Trust Co.	1,910	—	—	—	1,910

	$5,198	$(1,575)	$—	$—	$3,623

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

SCHEDULES OF INVESTMENTS	105

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2060 Master Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the LifePath Dynamic Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the LifePath Dynamic Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1		Level 2	Level 3		Total
Assets:
Investments:
Affiliated Investments:
Equity Funds		$483,289	$—		$—	$483,289
Short-Term Securities		21,770	—		—	21,770
Common Stocks:
Equity Real Estate Investment Trusts (REITs)		160,939	53,175		—	214,114
Hotels, Restaurants & Leisure		3,028	—		—	3,028
Household Durables		1,818	—		—	1,818
Internet Software & Services		—	3,610		—	3,610
IT Services		3,140	—		—	3,140
Real Estate Management & Development		9,780	66,975		—	76,755

Subtotal		$683,764	$123,760		$—	$807,524

Investments Valued at NAV(a)						1,340,289

Total Investments						$2,147,813

Derivative Financial Instruments(b)
Assets:
Forward foreign currency contracts		$—	$2,651		$—	$2,651
Liabilities:
Forward foreign currency contracts		—	(5,198)		—	(5,198)

	$		$(2,547)	$		$(2,547)

(a)

As of December 31, 2018, certain investments of the LifePath Dynamic Master Portfolio were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)	Derivative financial instruments are forward foreign currency exchange contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

106	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

December 31, 2018

	LifePath Dynamic Retirement Master Portfolio	LifePath Dynamic 2020 Master Portfolio	LifePath Dynamic 2030 Master Portfolio	LifePath Dynamic 2040 Master Portfolio	LifePath Dynamic 2050 Master Portfolio

ASSETS
Investments at value — unaffiliated(a)	$524,087	$2,725,222	$21,773,548	$30,207,869	$12,538,266
Investments at value — affiliated(b)(c)	110,043,127	288,677,346	292,376,702	229,977,414	78,052,424
Cash pledged for futures contracts	359,000	889,000	872,000	699,000	156,000
Foreign currency at value(d)	419,628	368,264	1,668,135	1,112,226	223,165
Receivables:
Variation margin on futures contracts	98,768	244,266	267,020	241,253	—
Investments sold	730,940	6,592,490	5,632,756	3,459,031	1,895,348
Dividends — unaffiliated	4,482	30,553	103,944	222,260	109,387
Dividends — affiliated	3,876	1,272	3,544	8,502	1,345
Securities lending income — affiliated	402	1,233	1,853	931	910
Unrealized appreciation on forward foreign currency exchange contracts	128,098	282,024	375,882	348,982	138,703
Prepaid expenses	—	—	—	—	—

Total assets	112,312,408	299,811,670	323,075,384	266,277,468	93,115,548

LIABILITIES
Cash collateral on securities loaned at value	1,293,776	7,350,088	7,026,700	8,283,248	2,696,007
Payables:
Investments purchased	2,905,481	6,153,092	5,746,976	3,954,566	402,811
Variation margin on futures contracts	—	—	—	—	2,225
Withdrawals to investors	224,109	533,827	2,130,355	3,185,982	502,012
Professional fees	15,373	15,424	15,442	15,426	15,338
Investment advisory fees	2,896	10,709	11,541	8,799	1,653
Trustees’ fees	2,099	2,909	3,036	2,799	2,039
Unrealized depreciation on forward foreign currency exchange contracts	225,314	548,068	713,755	653,699	255,088

Total liabilities	4,669,048	14,614,117	15,647,805	16,104,519	3,877,173

NET ASSETS	$107,643,360	$285,197,553	$307,427,579	$250,172,949	$89,238,375

NET ASSETS CONSIST OF
Investors’ capital	$80,490,611	$250,978,339	$312,164,114	$239,048,530	$76,746,824
Net unrealized appreciation (depreciation)	27,152,749	34,219,214	(4,736,535)	11,124,419	12,491,551

NET ASSETS	$107,643,360	$285,197,553	$307,427,579	$250,172,949	$89,238,375

(a) Investments at cost — unaffiliated	$539,609	$2,739,211	$22,332,591	$30,989,930	$12,822,825
(b) Investments at cost — affiliated	$82,347,289	$253,177,810	$295,361,459	$217,108,062	$65,114,988
(c) Securities loaned at value	$1,270,977	$7,207,984	$6,902,193	$8,134,735	$2,649,017
(d) Foreign currency at cost	$419,549	$365,774	$1,659,111	$1,112,962	$222,358

See notes to financial statements.

FINANCIAL STATEMENTS	107

Statements of Assets and Liabilities  (continued)

December 31, 2018

LifePath Dynamic 2060 Master Portfolio

ASSETS
Investments at value — unaffiliated(a)	$302,465
Investments at value — affiliated(b)(c)	1,845,348
Cash pledged for futures contracts	—
Foreign currency at value(d)	2,466
Receivables:
Variation margin on futures contracts	—
Investments sold	40,582
Dividends — unaffiliated	2,714
Dividends — affiliated	13
Securities lending income — affiliated	—
Unrealized appreciation on forward foreign currency exchange contracts	2,651
Prepaid expenses	2,277

Total assets	2,198,516

LIABILITIES
Cash collateral on securities loaned at value	—
Payables:
Investments purchased	48,589
Variation margin on futures contracts	—
Withdrawals to investors	24
Professional fees	16,929
Investment advisory fees	91
Trustees’ fees	—
Unrealized depreciation on forward foreign currency exchange contracts	5,198

Total liabilities	70,831

NET ASSETS	$2,127,685

NET ASSETS CONSIST OF
Investors’ capital	$2,184,389
Net unrealized appreciation (depreciation)	(56,704)

NET ASSETS	$2,127,685

(a) Investments at cost — unaffiliated	$313,230
(b) Investments at cost — affiliated	$1,888,785
(c) Securities loaned at value	$—
(d) Foreign currency at cost	$2,455

See notes to financial statements.

108	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended December 31, 2018

	LifePath Dynamic Retirement Master Portfolio	LifePath Dynamic 2020 Master Portfolio	LifePath Dynamic 2030 Master Portfolio	LifePath Dynamic 2040 Master Portfolio	LifePath Dynamic 2050 Master Portfolio

INVESTMENT INCOME
Dividends — affiliated	$690,738	$1,858,849	$1,793,670	$1,545,765	$298,451
Dividends — unaffiliated	23,913	155,665	998,795	1,349,099	605,399
Securities lending income — affiliated — net	3,122	9,085	16,821	17,684	9,594
Foreign taxes withheld	(1,309)	(7,572)	(47,849)	(66,941)	(29,046)
Net investment income allocated from the applicable Underlying Master Portfolios:
Dividends — affiliated	952,606	2,847,590	4,096,322	3,764,247	1,401,730
Interest — affiliated	1,914,004	4,495,423	2,632,751	621,884	104,969
Expenses	(280,692)	(757,943)	(868,724)	(700,297)	(253,827)
Fees waived	65,805	196,914	284,849	259,099	94,475

Total investment income	3,368,187	8,798,011	8,906,635	6,790,540	2,231,745

EXPENSES
Investment advisory	436,559	1,172,888	1,274,551	1,034,132	372,493
Professional	12,853	13,047	13,459	14,253	15,225
Trustees	12,156	15,436	15,920	14,828	11,939

Total expenses	461,568	1,201,371	1,303,930	1,063,213	399,657
Less fees waived and/or reimbursed by the Manager	(399,973)	(1,033,815)	(1,124,530)	(918,692)	(347,648)

Total expenses after fees waived and/or reimbursed	61,595	167,556	179,400	144,521	52,009

Net investment income	3,306,592	8,630,455	8,727,235	6,646,019	2,179,736

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	3,795	88,299	14,560	(77,165)	(196,888)
Investments — affiliated	1,865,605	5,283,789	6,087,989	6,233,080	2,819,807
Futures contracts	446,412	1,151,260	1,328,566	(256,972)	235,718
Forward foreign currency exchange contracts	(39,735)	(14,127)	36,847	(13,413)	(13,522)
Foreign currency transactions	(16,718)	(49,540)	(61,180)	(22,131)	(26,260)
Allocated from the applicable Underlying Master Portfolio from investments, futures, forward foreign currency exchange contracts and foreign currency transactions	1,048,265	5,210,482	11,813,899	12,022,007	3,734,341

	3,307,624	11,670,163	19,220,681	17,885,406	6,553,196

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(50,776)	(399,786)	(2,065,440)	(2,795,001)	(1,176,387)
Investments — affiliated	(3,637,557)	(10,753,438)	(13,268,474)	(13,772,383)	(5,869,062)
Futures contracts	(419,725)	(937,338)	(780,889)	(612,471)	(70,998)
Forward foreign currency exchange contracts	(105,093)	(295,869)	(389,687)	(368,947)	(143,820)
Foreign currency translations	(6,594)	(1,927)	(10,990)	(17,689)	(3,166)
Allocated from the applicable Underlying Master Portfolio from investments, futures, forward foreign currency exchange contracts and foreign currency translations	(5,661,443)	(18,096,107)	(27,568,348)	(25,972,588)	(9,127,344)

	(9,881,188)	(30,484,465)	(44,083,828)	(43,539,079)	(16,390,777)

Net realized and unrealized loss	(6,573,564)	(18,814,302)	(24,863,147)	(25,653,673)	(9,837,581)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,266,972)	$(10,183,847)	$(16,135,912)	$(19,007,654)	$(7,657,845)

See notes to financial statements.

FINANCIAL STATEMENTS	109

Statements of Operations  (continued)

Year Ended December 31, 2018

LifePath Dynamic 2060 Master Portfolio

INVESTMENT INCOME
Dividends — affiliated	$8,181
Dividends — unaffiliated	13,756
Securities lending income — affiliated — net	—
Interest — affiliated	—
Foreign taxes withheld	(749)
Net investment income allocated from the applicable Underlying Master Portfolios:
Dividends — affiliated	29,159
Interest — affiliated	2,109
Expenses	(5,142)
Fees waived	1,844

Total investment income	49,158

EXPENSES
Investment advisory	7,971
Professional	15,275
Trustees	10,275

Total expenses	33,521
Less fees waived and/or reimbursed by the Manager	(32,390)

Total expenses after fees waived and/or reimbursed	1,131

Net investment income	48,027

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(5,207)
Investments — affiliated	32,806
Futures contracts	—
Forward foreign currency exchange contracts	7,199
Foreign currency transactions	(171)
Allocated from the applicable Underlying Master Portfolio from investments, futures, forward foreign currency exchange contracts and foreign currency transactions	(27,370)

7,257

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(27,742)
Investments — affiliated	(117,155)
Futures contracts	—
Forward foreign currency exchange contracts	(2,785)
Foreign currency translations	13
Allocated from the applicable Underlying Master Portfolio from investments, futures, forward foreign currency exchange contracts and foreign currency translations	(100,295)

(247,964)

Net realized and unrealized loss	(240,707)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(192,680)

See notes to financial statements.

110	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	LifePath Dynamic Retirement Master Portfolio		LifePath Dynamic 2020 Master Portfolio
	Year Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,306,592	$2,919,822	$8,630,455	$8,028,042
Net realized gain	3,307,624	7,230,960	11,670,163	21,631,206
Net change in unrealized appreciation (depreciation)	(9,881,188)	6,092,992	(30,484,465)	21,051,749

Net increase (decrease) in net assets resulting from operations	(3,266,972)	16,243,774	(10,183,847)	50,710,997

CAPITAL TRANSACTIONS
Proceeds from contributions	45,501,676	32,047,561	40,569,663	56,671,849
Value of withdrawals	(73,015,545)	(65,617,579)	(115,094,203)	(176,999,861)

Net decrease in net assets derived from capital share transactions	(27,513,869)	(33,570,018)	(74,524,540)	(120,328,012)

NET ASSETS
Total decrease in net assets	(30,780,841)	(17,326,244)	(84,708,387)	(69,617,015)
Beginning of year	138,424,201	155,750,445	369,905,940	439,522,955

End of year	$107,643,360	$138,424,201	$285,197,553	$369,905,940

See notes to financial statements.

FINANCIAL STATEMENTS	111

Statements of Changes in Net Assets  (continued)

	LifePath Dynamic 2030 Master Portfolio		LifePath Dynamic 2040 Master Portfolio
	Year Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,727,235	$8,317,170	$6,646,019	$6,529,806
Net realized gain	19,220,681	32,910,795	17,885,406	28,332,646
Net change in unrealized appreciation (depreciation)	(44,083,828)	26,870,236	(43,539,079)	30,158,399

Net increase (decrease) in net assets resulting from operations	(16,135,912)	68,098,201	(19,007,654)	65,020,851

CAPITAL TRANSACTIONS
Proceeds from contributions	45,262,945	59,732,364	40,965,197	43,695,329
Value of withdrawals	(118,606,130)	(179,241,332)	(90,655,654)	(151,188,186)

Net decrease in net assets derived from capital share transactions	(73,343,185)	(119,508,968)	(49,690,457)	(107,492,857)

NET ASSETS
Total decrease in net assets	(89,479,097)	(51,410,767)	(68,698,111)	(42,472,006)
Beginning of year	396,906,676	448,317,443	318,871,060	361,343,066

End of year	$307,427,579	$396,906,676	$250,172,949	$318,871,060

See notes to financial statements.

112	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	LifePath Dynamic 2050 Master Portfolio		LifePath Dynamic 2060 Master Portfolio
	Year Ended December 31,		Year Ended December 31, 2018	Period from 05/31/17 (a) to 12/31/17
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,179,736	$2,300,989	$48,027	$28,101
Net realized gain	6,553,196	9,683,930	7,257	20,811
Net change in unrealized appreciation (depreciation)	(16,390,777)	11,866,720	(247,964)	191,260

Net increase (decrease) in net assets resulting from operations	(7,657,845)	23,851,639	(192,680)	240,172

CAPITAL TRANSACTIONS
Proceeds from contributions	20,024,006	29,356,567	139,290	2,026,659
Value of withdrawals	(44,881,949)	(48,021,579)	(81,792)	(3,964)

Net decrease in net assets derived from capital share transactions	(24,857,943)	(18,665,012)	57,498	2,022,695

NET ASSETS
Total increase (decrease) in net assets	(32,515,788)	5,186,627	(135,182)	2,262,867
Beginning of period	121,754,163	116,567,536	2,262,867	—

End of period	$89,238,375	$121,754,163	$2,127,685	$2,262,867

(a)	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	113

Financial Highlights

	LifePath Dynamic Retirement Master Portfolio

	Year Ended December 31,
	2018	2017	2016	2015	2014

Total Return
Total return	(3.35)%	12.06%	6.28%	(1.02)%	5.25%

Ratios to Average Net Assets(a)
Total expenses	0.54%	0.54%	0.54%	0.54%	0.54%

Total expenses after fees waived and/or reimbursed	0.22%	0.21%	0.23%	0.26%	0.25%

Net investment income	2.65%	2.05%	2.06%	1.88%	2.02%

Supplemental Data
Net assets, end of year (000)	$107,643	$138,424	$155,750	$254,167	$1,590,195

Portfolio turnover rate(b)	38%	6%	37%	21%	14%

(a)

Includes the LifePath Dynamic Retirement Master Portfolio’s pro rata portion of expenses and share of the allocated net investment income from the following master portfolios (collectively, the “Underlying Master Portfolios”):

Range of Periods
Active Stock Master Portfolio	2014 — 2018
CoreAlpha Bond Master Portfolio	2014 — 2018
International Tilts Master Portfolio	2014 — 2018
Large Cap Index Master Portfolio	2014 — 2015

Range of Periods
Master Small Cap Index Series	2014 — 2018
Master Total Return Portfolio	2016 — 2018

Includes the LifePath Dynamic Retirement Master Portfolio’s share of the Underlying Master Portfolio’s allocated fees waived and excludes expenses incurred indirectly as a result of investments in underlying funds:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.05%	0.06%	0.04%	0.03%	0.03%
Investment in underlying funds	0.09%	0.12%	0.10%	0.09%	0.10%

The ratios do not reflect any expenses incurred indirectly as a result of investments in the following underlying funds:

Range of Periods
BlackRock Cash Funds: Institutional	2014 — 2018
BlackRock Cash Funds: Prime	2014 — 2015
BlackRock Cash Funds: Treasury	2016 — 2018
BlackRock Commodity Strategies Fund	2014 — 2018

Range of Periods
BlackRock Advantage Emerging Markets Fund, Inc	2014 — 2018
BlackRock Tactical Opportunities Fund	2016 — 2018
iShares exchange-traded funds	2014 — 2018

(b)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

See notes to financial statements.

114	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

	LifePath Dynamic 2020 Master Portfolio

	Year Ended December 31,
	2018	2017	2016	2015	2014

Total Return
Total return	(3.58)%	13.70%	6.66%	(1.28)%	5.56%

Ratios to Average Net Assets(a)
Total expenses	0.53%	0.51%	0.53%	0.53%	0.54%

Total expenses after fees waived and/or reimbursed	0.22%	0.21%	0.23%	0.24%	0.24%

Net investment income	2.58%	2.05%	2.08%	1.90%	2.01%

Supplemental Data
Net assets, end of year (000)	$285,198	$369,906	$439,523	$580,805	$2,875,494

Portfolio turnover rate(b)	19%	10%	50%	18%	21%

(a)

Includes the LifePath Dynamic 2020 Master Portfolio’s pro rata portion of expenses and share of the allocated net investment income from the following master portfolios (collectively, the “Underlying Master Portfolios”):

Range of Periods
Active Stock Master Portfolio	2014 — 2018
CoreAlpha Bond Master Portfolio	2014 — 2018
International Tilts Master Portfolio	2014 — 2018
Large Cap Index Master Portfolio	2014 — 2015

Range of Periods
Master Small Cap Index Series	2014 — 2018
Master Total Return Portfolio	2016 — 2018

Includes the LifePath Dynamic 2020 Master Portfolio’s share of the Underlying Master Portfolio’s allocated fees waived and excludes expenses incurred indirectly as a result of investments in underlying funds:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.06%	0.06%	0.05%	0.04%	0.04%
Investments in underlying funds	0.09%	0.13%	0.11%	0.11%	0.11%

The ratios do not reflect any expenses incurred indirectly as a result of investments in the following underlying funds:

Range of Periods
BlackRock Cash Funds: Institutional	2014 — 2018
BlackRock Cash Funds: Prime	2014 — 2015
BlackRock Cash Funds: Treasury	2016 — 2018
BlackRock Commodity Strategies Fund	2014 — 2018

Range of Periods
BlackRock Advantage Emerging Markets Fund, Inc	2014 — 2018
BlackRock Tactical Opportunities Fund	2016 — 2018
iShares exchange-traded funds	2014 — 2018

(b)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	115

Financial Highlights  (continued)

	LifePath Dynamic 2030 Master Portfolio

	Year Ended December 31,
	2018	2017	2016	2015	2014

Total Return
Total return	(5.15)%	18.08%	7.61%	(1.55)%	5.82%

Ratios to Average Net Assets(a)
Total expenses	0.52%	0.50%	0.52%	0.52%	0.53%

Total expenses after fees waived and/or reimbursed	0.21%	0.20%	0.21%	0.21%	0.21%

Net investment income	2.40%	2.04%	2.11%	1.93%	2.02%

Supplemental Data
Net assets, end of year (000)	$307,428	$396,907	$448,317	$543,847	$2,702,796

Portfolio turnover rate(b)	29%	21%	61%	21%	33%

(a)

Includes the LifePath Dynamic 2030 Master Portfolio’s pro rata portion of expenses and share of the allocated net investment income from the following master portfolios (collectively, the “Underlying Master Portfolios”):

Range of Periods
Active Stock Master Portfolio	2014 — 2018
CoreAlpha Bond Master Portfolio	2014 — 2018
International Tilts Master Portfolio	2014 — 2018
Large Cap Index Master Portfolio	2014 — 2015

Range of Periods
Master Small Cap Index Series	2014 — 2018
Master Total Return Portfolio	2016 — 2018

Includes the LifePath Dynamic 2030 Master Portfolio’s share of the Underlying Master Portfolio’s allocated fees waived and excludes expenses incurred indirectly as a result of investments in underlying funds:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.08%	0.08%	0.06%	0.05%	0.05%
Investments in underlying funds	0.11%	0.14%	0.12%	0.14%	0.14%

The ratios do not reflect any expenses incurred indirectly as a result of investments in the following underlying funds:

Range of Periods
BlackRock Cash Funds: Institutional	2014 — 2018
BlackRock Cash Funds: Prime	2014 — 2015
BlackRock Cash Funds: Treasury	2016 — 2018
BlackRock Commodity Strategies Fund	2014 — 2018

Range of Periods
BlackRock Advantage Emerging Markets Fund, Inc.	2014 — 2018
BlackRock Tactical Opportunities Fund	2016 — 2018
iShares exchange-traded funds	2014 — 2018

(b)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

See notes to financial statements.

116	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

	LifePath Dynamic 2040 Master Portfolio

	Year Ended December 31,
	2018	2017	2016	2015	2014

Total Return
Total return	(7.16)%	21.86%	8.35%	(1.79)%	5.98%

Ratios to Average Net Assets(a)
Total expenses	0.51%	0.50%	0.50%	0.50%	0.53%

Total expenses after fees waived and/or reimbursed	0.20%	0.19%	0.19%	0.18%	0.19%

Net investment income	2.25%	1.99%	2.13%	1.94%	2.03%

Supplemental Data
Net assets, end of year (000)	$250,173	$318,871	$361,343	$425,956	$2,089,313

Portfolio turnover rate(b)	39%	30%	77%	19%	42%

(a)

Includes the LifePath Dynamic 2040 Master Portfolio’s pro rata portion of expenses and share of the allocated net investment income from the following master portfolios (collectively, the “Underlying Master Portfolios”):

Range of Periods
Active Stock Master Portfolio	2014 — 2018
CoreAlpha Bond Master Portfolio	2014 — 2018
International Tilts Master Portfolio	2014 — 2018
Large Cap Index Master Portfolio	2014 — 2015

Range of Periods
Master Small Cap Index Series	2014 — 2018
Master Total Return Portfolio	2016 — 2018

Includes the LifePath Dynamic 2040 Master Portfolio’s share of the Underlying Master Portfolio’s allocated fees waived and excludes expenses incurred indirectly as a result of investments in underlying funds:

	2018	2017	2016	2015	2014
Allocated fees waived	0.09%	0.10%	0.07%	0.06%	0.06%
Investments in underlying funds	0.13%	0.16%	0.14%	0.17%	0.16%

The ratios do not reflect any expenses incurred indirectly as a result of investments in the following underlying funds:

Range of Periods
BlackRock Cash Funds: Institutional	2014 — 2018
BlackRock Cash Funds: Prime	2014 — 2015
BlackRock Cash Funds: Treasury	2016 — 2018
BlackRock Commodity Strategies Fund	2014 — 2018

Range of Periods
BlackRock Advantage Emerging Markets Fund, Inc.	2014 — 2018
BlackRock Tactical Opportunities Fund	2016 — 2018
iShares exchange-traded funds	2014 — 2018

(b)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	117

Financial Highlights  (continued)

	LifePath Dynamic 2050 Master Portfolio

	Year Ended December 31,
	2018	2017	2016	2015	2014

Total Return
Total return	(7.95)%	23.28%	8.57%	(1.96)%	6.23%

Ratios to Average Net Assets(a)
Total expenses	0.53%	0.51%	0.51%	0.51%	0.53%

Total expenses after fees waived and/or reimbursed	0.20%	0.18%	0.19%	0.17%	0.18%

Net investment income	2.05%	2.02%	2.09%	1.94%	2.04%

Supplemental Data
Net assets, end of year (000)	$89,238	$121,754	$116,568	$114,904	$439,444

Portfolio turnover rate(b)	43%	35%	70%	36%	48%

(a)

Includes the LifePath Dynamic 2050 Master Portfolio’s pro rata portion of expenses and share of the allocated net investment income from the following master portfolios (collectively, the “Underlying Master Portfolios”):

Range of Periods
Active Stock Master Portfolio	2014 — 2018
CoreAlpha Bond Master Portfolio	2014 — 2018
International Tilts Master Portfolio	2014 — 2018
Large Cap Index Master Portfolio	2014 — 2015

Range of Periods
Master Small Cap Index Series	2014 — 2018

Includes the LifePath Dynamic 2050 Master Portfolio’s share of the Underlying Master Portfolio’s allocated fees waived and excludes expenses incurred indirectly as a result of investments in underlying funds:

	2018	2017	2016	2015	2014
Allocated fees waived	0.09%	0.09%	0.08%	0.07%	0.07%
Investments in underlying funds	0.12%	0.16%	0.15%	0.19%	0.17%

The ratios do not reflect any expenses incurred indirectly as a result of investments in the following underlying funds:

Range of Periods
BlackRock Cash Funds: Institutional	2014 — 2018
BlackRock Cash Funds: Prime	2014 — 2015
BlackRock Cash Funds: Treasury	2016 — 2018
BlackRock Commodity Strategies Fund	2014 — 2018

Range of Periods
BlackRock Advantage Emerging Markets Fund, Inc.	2014 — 2018
BlackRock Tactical Opportunities Fund	2016 — 2018
iShares exchange-traded funds	2014 — 2018

(b)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

See notes to financial statements.

118	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

	LifePath Dynamic 2060 Master Portfolio
	Year Ended 12/31/2018	Period from 05/31/17 (a) to 12/31/17

Total Return
Total return	(8.32)%	11.93	%(b)

Ratios to Average Net Assets(c)
Total expenses	1.62%	1.54	%(d)(e)

Total expenses after fees waived and/or reimbursed	0.19%	0.20	%(d)

Net investment income	2.11%	2.27	%(d)

Supplemental Data
Net assets, end of period (000)	$2,128	$2,263

Portfolio turnover rate(f)	58%	35%

(a)	Commencement of operations.
(b)	Aggregate total return.
(c)

Includes the LifePath Dynamic 2060 Master Portfolio’s pro rata portion of expenses and share of the allocated net investment income from the following master portfolios (collectively, the “Underlying Master Portfolios”):

Range of Periods
Active Stock Master Portfolio	2017 — 2018
CoreAlpha Bond Master Portfolio	2017 — 2018

Range of Periods
International Tilts Master Portfolio	2017 — 2018

Includes the LifePath Dynamic 2060 Master Portfolio’s share of the Underlying Master Portfolio’s allocated fees waived and excludes expenses incurred indirectly as a result of investments in underlying funds:

	Year Ended 12/31/18	Period from 05/31/17 (a) to 12/31/17
Allocated fees waived	0.08%	0.09%
Investments in underlying funds	0.14%	0.23%

The ratios do not reflect any expenses incurred indirectly as a result of investments in the following underlying funds:

Range of Periods
BlackRock Cash Funds: Treasury	2017 — 2018
BlackRock Commodity Strategies Fund	2017 — 2018

Range of Periods
BlackRock Advantage Emerging Markets Fund, Inc	2017 — 2018
iShares exchange-traded funds	2017 — 2018

(d)	Annualized.
(e)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.00%.
(f)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	119

Notes to Financial Statements	Master Investment Portfolio

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to six series of MIP: LifePath® Dynamic Retirement Master Portfolio, LifePath® Dynamic 2020 Master Portfolio, LifePath® Dynamic 2030 Master Portfolio, LifePath® Dynamic 2040 Master Portfolio, LifePath® Dynamic 2050 Master Portfolio and LifePath® Dynamic 2060 Master Portfolio (each, a “LifePath Dynamic Master Portfolio” and together, the “LifePath Dynamic Master Portfolios”). Each LifePath Dynamic Master Portfolio is classified as diversified.

As of period end, the investment of LifePath Dynamic Retirement Master Portfolio, LifePath Dynamic 2020 Master Portfolio, LifePath Dynamic 2030 Master Portfolio, LifePath Dynamic 2040 Master Portfolio, LifePath Dynamic 2050 Master Portfolio and LifePath Dynamic 2060 Master Portfolio in Active Stock Master Portfolio represented 24.4%, 26.8%, 38%, 45.3%, 47.5% and 44.8%, respectively, of net assets. The investment of LifePath Dynamic Retirement Master Portfolio, LifePath Dynamic 2020 Master Portfolio, LifePath Dynamic 2030 Master Portfolio, LifePath Dynamic 2040 Master Portfolio, LifePath Dynamic 2050 Master Portfolio and LifePath Dynamic 2060 Master Portfolio in CoreAlpha Master Portfolio represented 41.4%, 39.8%, 21%, 6.5%, 1.4% and 1.1%, respectively, of net assets. As such, financial statements of the Active Stock Master Portfolio and CoreAlpha Master Portfolio, including the Schedules of Investments, should be read in conjunction with each respective LifePath Dynamic Master Portfolio’s financial statements. Active Stock Master Portfolio’s and CoreAlpha Master Portfolio’s financial statements are available, without charge, on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.

The LifePath Dynamic Master Portfolios will generally invest in other registered investment companies (each, an “Underlying Fund” and collectively, the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the LifePath Dynamic Master Portfolios. The LifePath Dynamic Master Portfolios may also invest in other master portfolios (“Underlying Master Portfolios”) that are managed by subsidiaries of BlackRock.

The value of a LifePath Dynamic Master Portfolio’s investment in each of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio reflects that LifePath Dynamic Master Portfolio’s proportionate interest in the net assets of that master portfolio. As of period end, the LifePath Dynamic Master Portfolios held interests in Underlying Master Portfolios as follows:

	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio	International Tilts Master Portfolio	Master Total Return Portfolio
LifePath Dynamic Retirement Master Portfolio	6.1%	3.0%	5.3%	0.05%
LifePath Dynamic 2020 Master Portfolio	17.8	7.6	14.4	0.12
LifePath Dynamic 2030 Master Portfolio	27.2	4.3	23.1	0.08
LifePath Dynamic 2040 Master Portfolio	26.4	1.1	23.6	0.02
LifePath Dynamic 2050 Master Portfolio	9.9	0.1	9.9	0.0
LifePath Dynamic 2060 Master Portfolio	0.2	0.0	0.2	0.0

The LifePath Dynamic Master Portfolios, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each LifePath Dynamic Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the LifePath Dynamic Master Portfolios are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Each LifePath Dynamic Master Portfolio records daily its proportionate share of the Underlying Master Portfolios’ income, expenses and realized and unrealized gains and losses.

Foreign Currency Translation: Each LifePath Dynamic Master Portfolio’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each LifePath Dynamic Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each LifePath Dynamic Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

120	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)	Master Investment Portfolio

Segregation and Collateralization: In cases where a LifePath Dynamic Master Portfolio enters into certain investments (e.g., futures contracts and forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, a LifePath Dynamic Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the LifePath Dynamic Master Portfolios may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the LifePath Dynamic Master Portfolios.

Indemnifications: In the normal course of business, a LifePath Dynamic Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. A LifePath Dynamic Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against a LifePath Dynamic Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to a LifePath Dynamic Master Portfolio are charged to that LifePath Dynamic Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The LifePath Dynamic Master Portfolios’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the LifePath Dynamic Master Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Dynamic Master Portfolios determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each LifePath Dynamic Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the LifePath Dynamic Master Portfolios’ net assets. Each business day, the LifePath Dynamic Master Portfolios use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each LifePath Dynamic Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each LifePath Dynamic Master Portfolio has the ability to access

NOTES TO FINANCIAL STATEMENTS	121

Notes to Financial Statements (continued)	Master Investment Portfolio

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each LifePath Dynamic Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each LifePath Dynamic Master Portfolio’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2018, certain investments of the LifePath Dynamic Master Portfolios were valued using NAV as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Certain LifePath Dynamic Master Portfolios may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the LifePath Dynamic Master Portfolios collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each LifePath Dynamic Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the LifePath Dynamic Master Portfolio and any additional required collateral is delivered to the LifePath Dynamic Master Portfolio, or excess collateral returned by the LifePath Dynamic Master Portfolio, on the next business day. During the term of the loan, the LifePath Dynamic Master Portfolios are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as investment companies in the LifePath Dynamic Master Portfolios’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the LifePath Dynamic Master Portfolios under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the LifePath Dynamic Master Portfolios, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a LifePath Dynamic Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following tables are a summary of the LifePath Dynamic Master Portfolios’ securities lending agreements by counterparty which are subject to offset under an MSLA:

LifePath Dynamic Retirement Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Deutsche Bank Securities Inc	$62,184	$(62,184)	$—
J P Morgan Securities LLC	542,711	(542,711)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	663,296	(663,296)	—
Morgan Stanley & Co LLC	2,786	(2,786)	—

	$1,270,977	$(1,270,977)	$—

122	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)	Master Investment Portfolio

LifePath Dynamic 2020 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
J P Morgan Securities LLC	$2,972,942	$(2,972,942)	$—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	4,234,005	(4,234,005)	—
State Street Bank and Trust Company	1,037	(1,037)	—

	$7,207,984	$(7,207,984)	$—

LifePath Dynamic 2030 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Barclays Capital Inc.	$3,877	$(3,877)	$—
HSBC Bank PLC	17,760	(17,760)	—
J P Morgan Securities LLC	2,302,207	(2,302,207)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	4,578,349	(4,578,349)	—

	$6,902,193	$(6,902,193)	$—

LifePath Dynamic 2040 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets Inc.	$611,441	$(611,441)	$—
HSBC Bank PLC	200,040	(200,040)	—
J P Morgan Securities LLC	6,320,485	(6,320,485)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,002,769	(1,002,769)	—

	$8,134,735	$(8,134,735)	$—

LifePath Dynamic 2050 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets Inc.	$58,063	$(58,063)	$—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2,582,657	(2,582,657)	—
State Street Bank and Trust Company	8,297	(8,297)	—

	$2,649,017	$(2,649,017)	$—

(a)

Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above. Cash collateral has been received in connection with securities lending agreements as follows:

LifePath Dynamic Retirement Master Portfolio	LifePath Dynamic 2020 Master Portfolio	LifePath Dynamic 2030 Master Portfolio	LifePath Dynamic 2040 Master Portfolio	LifePath Dynamic 2050 Master Portfolio
$1,293,776	$7,350,088	$7,026,700	$8,283,248	$2,696,007

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the LifePath Dynamic Master Portfolios benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each LifePath Dynamic Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The LifePath Dynamic Master Portfolios engage in various portfolio investment strategies using derivative contracts both to increase the returns of the LifePath Dynamic Master Portfolios and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the LifePath Dynamic Master Portfolios and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the LifePath Dynamic Master Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be

NOTES TO FINANCIAL STATEMENTS	123

Notes to Financial Statements (continued)	Master Investment Portfolio

maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the LifePath Dynamic Master Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the LifePath Dynamic Master Portfolios are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the LifePath Dynamic Master Portfolios may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each LifePath Dynamic Master Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each LifePath Dynamic Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the LifePath Dynamic Master Portfolios and the counterparty.

Cash collateral that has been pledged to cover obligations of the LifePath Dynamic Master Portfolios and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the LifePath Dynamic Master Portfolios, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the LifePath Dynamic Master Portfolios. Any additional required collateral is delivered to/pledged by the LifePath Dynamic Master Portfolios on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A LifePath Dynamic Master Portfolio generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the LifePath Dynamic Master Portfolios from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the LifePath Dynamic Master Portfolios have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the LifePath Dynamic Master Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the LifePath Dynamic Master Portfolios, entered into an Investment Advisory Agreement with the Manager, the LifePath Dynamic Master Portfolios’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each LifePath Dynamic Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each LifePath Dynamic Master Portfolio.

For such services, each LifePath Dynamic Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.35% of the average daily value of each LifePath Dynamic Master Portfolio’s net assets.

With respect to the LifePath Dynamic Master Portfolios, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays each Sub-Adviser for services it provides for

124	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)	Master Investment Portfolio

that portion of each LifePath Dynamic Master Portfolio for which it acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each LifePath Dynamic Master Portfolio to the Manager.

Administration: MIP, on behalf of the LifePath Dynamic Master Portfolios, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the LifePath Dynamic Master Portfolios’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the LifePath Dynamic Master Portfolios. BAL may delegate certain of its administration duties to sub-administrators.

BAL is not entitled to compensation for providing administrative services to the LifePath Dynamic Master Portfolios, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the LifePath Dynamic Master Portfolios, or BAL (or an affiliate) receives investment advisory fees from the LifePath Dynamic Master Portfolios.

Expense Limitations and Waivers: BFA, with respect to each LifePath Dynamic Master Portfolio, has contractually agreed to waive 0.30% of its investment advisory fees through April 30, 2019. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2018, the amounts waived and/or reimbursed were as follows:

Amounts Waived
LifePath Dynamic Retirement Master Portfolio	$374,193
LifePath Dynamic 2020 Master Portfolio	1,005,332
LifePath Dynamic 2030 Master Portfolio	1,092,473
LifePath Dynamic 2040 Master Portfolio	886,399
LifePath Dynamic 2050 Master Portfolio	319,280
LifePath Dynamic 2060 Master Portfolio	6,831

With respect to each LifePath Dynamic Master Portfolio, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each LifePath Dynamic Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each LifePath Dynamic Master Portfolio’s investments in other affiliated investment companies, if any. The amounts waived are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

For the year ended December 31, 2018, the amounts waived were as follows:

Amounts Waived
LifePath Dynamic Retirement Master Portfolio	$771
LifePath Dynamic 2020 Master Portfolio	—
LifePath Dynamic 2030 Master Portfolio	2,678
LifePath Dynamic 2040 Master Portfolio	3,213
LifePath Dynamic 2050 Master Portfolio	1,204
LifePath Dynamic 2060 Master Portfolio	9

The fees and expenses of the LifePath Dynamic Master Portfolios’ trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the LifePath Dynamic Master Portfolios. BAL has contractually agreed to reimburse the LifePath Dynamic Master Portfolios or provide an offsetting credit against the administration fees paid by the LifePath Dynamic Master Portfolios in an amount equal to these independent expenses through April 30, 2028. If the LifePath Dynamic Master Portfolios do not pay administration fees, BFA agrees to cap the expenses of the LifePath Dynamic Master Portfolios at the rate at which it pays an investment advisory fee to BFA. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2018, the amounts waived were as follows:

Amounts Waived
LifePath Dynamic Retirement Master Portfolio	$25,009
LifePath Dynamic 2020 Master Portfolio	28,483
LifePath Dynamic 2030 Master Portfolio	29,379
LifePath Dynamic 2040 Master Portfolio	29,080
LifePath Dynamic 2050 Master Portfolio	27,164
LifePath Dynamic 2060 Master Portfolio	25,550

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the LifePath Dynamic Master Portfolios and, accordingly, have a favorable impact on their performance. BAL may delegate certain of its administration duties to sub-administrators.

Securities Lending: The SEC has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the LifePath Dynamic Master Portfolios, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The LifePath Dynamic Master Portfolios are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the LifePath Dynamic Master Portfolios bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain

NOTES TO FINANCIAL STATEMENTS	125

Notes to Financial Statements (continued)	Master Investment Portfolio

circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each LifePath Dynamic Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each LifePath Dynamic Master Portfolio retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, each LifePath Dynamic Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each LifePath Dynamic Master Portfolio is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended December 31, 2018, each LifePath Dynamic Master Portfolio paid BTC the following amounts in total for securities lending agent services and collateral investment fees:

	LifePath Dynamic Retirement Master Portfolio	LifePath Dynamic 2020 Master Portfolio	LifePath Dynamic 2030 Master Portfolio	LifePath Dynamic 2040 Master Portfolio	LifePath Dynamic 2050 Master Portfolio	LifePath Dynamic 2060 Master Portfolio
Amount	$654	$1,857	$2,518	$3,012	$1,376	$0

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each LifePath Dynamic Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each LifePath Dynamic Master Portfolio’s investment policies and restrictions. Each LifePath Dynamic Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2018, the LifePath Dynamic Master Portfolios did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the LifePath Dynamic Master Portfolios are trustees and/or officers of BlackRock or its affiliates.

7.	PURCHASES AND SALES

For the year ended December 31, 2018, purchases and sales of investments in the Underlying Funds and Underlying Master Portfolios, and excluding short-term securities, were as follows:

	LifePath Dynamic Retirement Master Portfolio	LifePath Dynamic 2020 Master Portfolio	LifePath Dynamic 2030 Master Portfolio	LifePath Dynamic 2040 Master Portfolio	LifePath Dynamic 2050 Master Portfolio	LifePath Dynamic 2060 Master Portfolio
Purchases	$46,783,725	$63,644,572	$104,351,269	$112,578,276	$44,131,151	$1,395,667
Sales	74,593,455	133,373,921	170,594,449	159,892,219	69,319,922	1,322,679

8.	INCOME TAX INFORMATION

Each LifePath Dynamic Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the LifePath Dynamic Master Portfolios is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the LifePath Dynamic Master Portfolios. Therefore, no U.S. federal income tax provision is required. It is intended that the LifePath Dynamic Master Portfolios’ assets will be managed so an investor in the LifePath Dynamic Master Portfolios can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each LifePath Dynamic Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each LifePath Dynamic Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018 except for LifePath Dynamic 2060 Master Portfolio, which remains open for the period ended December 31, 2017 and year ended December 31, 2018. The statutes of limitations on each LifePath Dynamic Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the LifePath Dynamic Master Portfolios as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the LifePath Dynamic Master Portfolios’ financial statements.

126	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)	Master Investment Portfolio

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	LifePath Dynamic Retirement Master Portfolio	LifePath Dynamic 2020 Master Portfolio	LifePath Dynamic 2030 Master Portfolio	LifePath Dynamic 2040 Master Portfolio	LifePath Dynamic 2050 Master Portfolio	LifePath Dynamic 2060 Master Portfolio
Tax cost	$56,712,626	$290,162,202	$379,570,600	$288,008,046	$83,691,139	$2,225,241

Gross unrealized appreciation	$54,509,442	$3,863,373	$21,111,168	$26,914,391	$8,928,345	$125,702
Gross unrealized depreciation	(767,221)	(2,936,365)	(86,937,143)	(55,111,050)	(2,095,190)	(203,199)

Net unrealized appreciation (depreciation)	$53,742,221	$927,008	$(65,825,975)	$(28,196,659)	$6,833,155	$(77,497)

9.	BANK BORROWINGS

MIP, on behalf of the LifePath Dynamic Master Portfolios along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the LifePath Dynamic Master Portfolios may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the LifePath Dynamic Master Portfolios, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds.

During the year ended December 31, 2018, the LifePath Dynamic Master Portfolios did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain LifePath Dynamic Master Portfolios invest in securities or other instruments and may enter into certain transactions, and such activities subject each LifePath Dynamic Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each LifePath Dynamic Master Portfolio’s prospectus provides details of the risks to which each LifePath Dynamic Master Portfolio is subject.

The LifePath Dynamic Master Portfolios may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A LifePath Dynamic Master Portfolio may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each LifePath Dynamic Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a LifePath Dynamic Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which a LifePath Dynamic Master Portfolio invests.

Counterparty Credit Risk: The LifePath Dynamic Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The LifePath Dynamic Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the LifePath Dynamic Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the LifePath Dynamic Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the LifePath Dynamic Master Portfolios.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A LifePath Dynamic Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such LifePath Dynamic Master Portfolio.

With exchange-traded futures, there is less counterparty credit risk to the LifePath Dynamic Master Portfolios since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a LifePath Dynamic Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to

NOTES TO FINANCIAL STATEMENTS	127

Notes to Financial Statements (continued)	Master Investment Portfolio

initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the LifePath Dynamic Master Portfolios.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the LifePath Dynamic Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

128	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm	Master Investment Portfolio

To the Board of Trustees of Master Investment Portfolio and the Investors of each of the six series listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the series listed in the table below (six of the series constituting Master Investment Portfolio hereafter referred to as the “Master Portfolios”) as of December 31, 2018, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Master Portfolios as of December 31, 2018, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Portfolio	Statement of operations	Statement of changes in net assets	Financial highlights

LifePath® Dynamic Retirement Master Portfolio

LifePath® Dynamic 2020 Master Portfolio

LifePath® Dynamic 2030 Master Portfolio

LifePath® Dynamic 2040 Master Portfolio

LifePath® Dynamic 2050 Master Portfolio

	For the year ended December 31, 2018	For the years ended December 31, 2018 and 2017	For each of the five years in the period ended December 31, 2018
LifePath® Dynamic 2060 Master Portfolio	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from May 31, 2017 (commencement of operations) through December 31, 2017

Basis for Opinions

These financial statements are the responsibility of the Master Portfolios’ management. Our responsibility is to express an opinion on the Master Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Master Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, administrator of the Master Portfolios, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	129

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Rodney D. Johnson 1941	Chair of the Board (d) and Trustee (Since 2009)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	24 RICs consisting of 138 Portfolios	None
Mark Stalnecker 1951	Chair Elect of the Board (Since 2018) (d) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	24 RICs consisting of 138 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	24 RICs consisting of 138 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	24 RICs consisting of 138 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	24 RICs consisting of 138 Portfolios	None
Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	24 RICs consisting of 138 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

130	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	24 RICs consisting of 138 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee (Since 2009)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	24 RICs consisting of 138 Portfolios	None
Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	24 RICs consisting of 138 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	24 RICs consisting of 138 Portfolios	None
Frederick W. Winter 1945	Trustee (Since 2009)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	24 RICs consisting of 138 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	131

Trustee and Officer Information  (continued)

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	127 RICs consisting of 304 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 304 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has approved extending the mandatory retirement age for Rodney D. Johnson until December 31, 2018.

(c) In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, certain Independent Trustees were elected to the Board. As a result, although the chart shows certain Independent Trustees as joining the Board in 2009, those Independent Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(d) Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

132	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2009)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock , Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about the Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

At a special meeting of shareholders held on November 21, 2018, each LifePath Dynamic Fund’s shareholders and each LifePath Dynamic Master Portfolio’s interestholders elected Trustees who took office on January 1, 2019. The newly elected Trustees include ten former Trustees and five individuals who served as directors/trustees of the funds in the BlackRock Equity-Bond Complex. Information regarding the individuals who began serving as Trustees effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Sub-Advisers

BlackRock International Limited

Edinburgh EH3 8BL, United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust/MIP

400 Howard Street

San Francisco, CA 94105

TRUSTEE AND OFFICER INFORMATION	133

Additional Information

BlackRock Funds III

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of the Trust and MIP. The newly elected Trustees took office effective January 1, 2019.

Shareholders approved the Trustees* of BlackRock Funds III with voting results as follows:

	Votes For	Votes Withheld
Bruce R. Bond	74,530,043,622	332,513,579
Susan J. Carter	74,632,807,465	229,749,735
Collette Chilton	74,606,070,125	256,487,076
Neil A. Cotty	74,519,888,492	342,668,709
Robert Fairbairn	74,487,805,275	374,751,925
Lena G. Goldberg	74,560,684,153	301,873,047
Robert M. Hernandez	74,552,443,194	310,114,006
Henry R. Keizer	74,581,539,095	281,018,105
Cynthia A. Montgomery	74,593,918,281	268,638,919
Donald C. Opatrny	74,537,022,996	325,534,205
John M. Perlowski	74,513,534,069	349,023,132
Joseph P. Platt	74,562,906,468	299,650,732
Mark Stalnecker	74,563,261,799	299,295,401
Kenneth L. Urish	74,524,944,737	337,612,464
Claire A. Walton	74,595,571,180	266,986,021

*	Denotes Trust-wide proposal and voting results.

Master Investment Portfolio

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of each Trust. The newly elected Trustees took office effective January 1, 2019.

Shareholders approved the Trustees* of Master Investment Portfolio with voting results as follows:

	Votes For	Votes Withheld	Votes Abstained
Bruce R. Bond	114,235,868,542	568,012,891	641,786,714
Susan J. Carter	114,644,969,512	314,986,585	485,712,049
Collette Chilton	114,535,742,702	412,456,983	497,468,461
Neil A. Cotty	114,294,090,740	648,797,018	502,780,388
Robert Fairbairn	114,073,048,324	869,686,392	502,933,430
Lena G. Goldberg	114,462,170,860	487,956,046	495,541,240
Robert M. Hernandez	114,478,389,572	461,883,856	505,394,718
Henry R. Keizer	114,350,013,418	592,432,169	503,222,560
Cynthia A. Montgomery	114,570,515,635	380,167,878	494,984,633
Donald C. Opatrny	114,233,094,017	712,297,050	500,277,079
John M. Perlowski	114,154,454,706	787,250,166	503,963,275
Joseph P. Platt	114,347,337,899	591,983,810	506,346,437
Mark Stalnecker	114,353,522,475	588,157,237	503,988,435
Kenneth L. Urish	114,294,097,454	648,416,164	503,154,528
Claire A. Walton	114,578,394,936	379,651,521	487,621,690

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as trustees for other BlackRock-advised equity, multi-asset, index and money market funds.

General Information

Householding

The LifePath Dynamic Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the LifePath Dynamic Funds at (800) 441-7762.

134	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Availability of Quarterly Schedule of Investments

The LifePath Dynamic Funds/LifePath Dynamic Master Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The LifePath Dynamic Funds’/LifePath Dynamic Master Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The LifePath Dynamic Funds’/LifePath Dynamic Master Portfolios’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the LifePath Dynamic Funds/LifePath Dynamic Master Portfolios use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1), by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the LifePath Dynamic Funds/LifePath Dynamic Master Portfolios voted proxies relating to securities held in the LifePath Dynamic Funds’/LifePath Dynamic Master Portfolios’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	135

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

IDR	Indonesian Rupiah

ILS	Israeli New Shekel

JPY	Japanese Yen

NOK	Norwegian Krone

NZD	New Zealand Dollar

PHP	Philippine Peso

SEK	Swedish Krona

SGD	Singapore Dollar

USD	United States Dollar

Portfolio Abbreviations

ADR	American Depositary Receipts

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International

REIT	Real Estate Investment Trust

S&P	S&P Global Ratings

136	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a LifePath Dynamic Fund unless preceded or accompanied by the LifePath Dynamic Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

LifePath-12/18-AR

DECEMBER 31, 2018

ANNUAL REPORT

BlackRock Funds III

➢	BlackRock LifePath® Dynamic 2025 Fund
➢	BlackRock LifePath® Dynamic 2035 Fund
➢	BlackRock LifePath® Dynamic 2045 Fund
➢	BlackRock LifePath® Dynamic 2055 Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call 1-800-441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended December 31, 2018, concerns about a variety of political risks and a modest slowdown in global growth worked against the equity market despite solid corporate earnings, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy for most of the reporting period, risk-taking declined sharply later in the reporting period. As a result, bonds held their value better than stocks, which posted negative returns across the globe. Shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased. This led to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession. However, given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds posted flat returns, and high-yield bonds declined slightly. Recent sell-offs in risk assets have flattened asset returns along the risk spectrum somewhat, which bears further scrutiny in the months ahead.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. By our estimation, the Fed’s neutral interest rate, or the theoretical rate that is neither stimulative nor restrictive to the economy, is approximately 3.0%. With that perspective, the Fed’s current policy is still mildly stimulative to the U.S. economy, which leaves room for further Fed rate hikes to arrive at monetary policy that is a neutral factor for economic growth.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. This was accompanied by a broad based risk-off in December — which was the worst December performance on record since 1931. Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low.

Economic growth and global earnings are likely to slow somewhat in 2019 — the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. Trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. Going into 2019, we also favor short-term bonds over long-term bonds because they offer nearly equivalent yields with far lower volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(6.85)%	(4.38)%
U.S. small cap equities (Russell 2000® Index)	(17.35)	(11.01)
International equities (MSCI Europe, Australasia, Far East Index)	(11.35)	(13.79)
Emerging market equities (MSCI Emerging Markets Index)	(8.48)	(14.57)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.06	1.87
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	2.72	(0.03)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.65	0.01
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.38	1.36
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.24)	(2.08)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2018	BlackRock LifePath® Dynamic Funds

Portfolio Management Commentary

How did each Fund perform?

The LifePath® Dynamic Funds with target dates of 2025, 2035, 2045 and 2055 (together, the “LifePath® Dynamic Funds”) invest in their respective LifePath® Dynamic Master Portfolio.

For the 12-month period ended December 31, 2018, the LifePath Dynamic Fund with a target date of 2025 underperformed its respective custom benchmark except for Institutional and Class K Shares, which outperformed its custom benchmark. The LifePath Dynamic Fund with a target date of 2035 underperformed its respective custom benchmark with the exception of Institutional Shares, which performed in line with its custom benchmark, and Class K Shares, which outperformed. For the LifePath Dynamic Funds with target dates of 2045 and 2055, all share classes underperformed their respective custom benchmarks. The returns for the LifePath Dynamic Funds include Fund expenses. The custom benchmarks have no expenses associated with performance.

What factors influenced performance?

At an investment strategy level, tactical asset allocation was the largest contributor to active returns, followed by Active Stock Master Portfolio (a U.S. equity strategy) and active real estate strategies. BlackRock Tactical Opportunities Fund (a global macro strategy) also contributed. In terms of tactical asset allocation, the largest contributor was an underweight to U.S. 30-year bond futures, followed by an underweight to the euro and U.S. equities relative to French and German equities.

The largest detractor from active returns was International Tilts Master Portfolio (an international equity strategy), followed by BlackRock Commodity Strategies Fund. Given International Tilts Master Portfolio’s larger allocation in the later dated vintages, this acted as a more significant detractor from active returns in the later vintages than in the early vintages. BlackRock Commodity Strategies Fund detracted from the LifePath Dynamic Funds’ performance during the first quarter of 2018, before the LifePath Dynamic Funds sold the position when the strategic asset allocation (also referred to as the glidepath) removed commodities from its asset mix. Additional detractors included BlackRock Advantage Emerging Markets Fund and CoreAlpha Bond Master Portfolio. In terms of tactical asset allocation, an overweight to U.S. and Japanese equities in the fourth quarter weighed on returns.

Describe recent portfolio activity.

Each LifePath® Dynamic Fund has its own time horizon, which affects its acceptable level of risk and, in turn, the strategic allocation of its holdings across asset classes. On a quarterly basis, the strategic allocation of each LifePath Dynamic Fund is systematically adjusted to reflect the shareholders’ remaining investment time horizon. The LifePath Dynamic Funds entered the period with a tactical underweight to U.S. 30-year bond futures as an expression of the investment adviser’s macro theme of Global Reflation. As the period advanced, the investment adviser reduced the risk allocated to this theme given a moderation in economic data, and increased the risk allocated to themes focused on the tightening in U.S. financial conditions and expectations of gradualism in Europe. In the United States, the investment adviser’s view was that financial conditions would revert to a tighter level as policymakers across the globe moved in a more hawkish direction in response to continued economic strength.

As the year progressed and financial conditions tightened, pushing bond yields higher, the LifePath Dynamic Funds closed out of their underweight position in U.S. fixed income at a profit. In Europe, the investment adviser expected growth and inflation data — and, importantly, policy actions by the European Central Bank — to proceed at a more gradual pace than markets were anticipating. To express the theme, the LifePath Dynamic Funds held an underweight in euros and an overweight in French and German equities against U.S. equities. By late May, the LifePath Dynamic Funds took profits on the theme following renewed dovishness from central banks. In the context of central banks unwinding their balance sheets and normalizing policy, two new macro themes were introduced to the LifePath Dynamic Funds in the third quarter: Australian Convergence and European Central Bank Withdrawal. These themes were initiated with the belief that the deceleration in global growth was largely due to transient factors and that markets were overly dovish about the forward path of monetary policy in those regions. These views were primarily expressed through long exposures to the Australian dollar and the euro. Toward year end, as markets experienced a rise in volatility, internal research indicated that markets were overreacting to the deterioration in the global growth outlook. Accordingly, long positions in U.S. equities were added to the LifePath Dynamic Funds as a continuation of the Global Reflation theme.

At period end, the LifePath Dynamic 2025 Master Portfolio held a small amount of cash committed for pending transactions. The cash balance did not have a material impact on Fund performance.

Describe portfolio positioning at period end.

At period end, each of the LifePath Dynamic Funds was invested according to its respective strategic allocation benchmark within tolerance limits.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	BlackRock LifePath® Dynamic Funds

Glide Path Evolution

Under normal circumstances, the asset allocation of each LifePath® Dynamic Fund will change over time according to a “glide path” as each LifePath® Dynamic Fund approaches its respective target date. The glide path represents the shifting of asset classes over time. Each LifePath® Dynamic Fund’s asset mix becomes more conservative — prior to retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of each LifePath® Dynamic Fund, which may be a primary source of income after retirement. As each LifePath® Dynamic Fund approaches its target date, its asset allocation will shift so that it invests a greater percentage of its assets in fixed-income funds. The asset allocation targets are established by the portfolio managers. The investment team, including the portfolio managers, meets regularly to assess market conditions, review the asset allocation targets of each LifePath® Dynamic Fund, and determine whether any changes are required to enable each LifePath® Dynamic Fund to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BlackRock Fund Advisors (“BFA” or the “Manager”) may adjust the allocation to equity and fixed-income in each LifePath® Dynamic Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of each LifePath® Dynamic Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect the LifePath® Dynamic Fund or achieve its investment objective.

FUND SUMMARY	5

Fund Summary as of December 31, 2018	BlackRock LifePath® Dynamic 2025 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2025 Fund (“LifePath® Dynamic 2025 Fund” or the “LifePath® Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath® Dynamic 2025 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(c)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2025 Fund Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath® Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	Bloomberg Commodity Index (a)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
06/30/10 to 12/31/10	28.5%	4.4%	N/A	4.9%	18.8%	N/A	N/A	5.9%	34.9%	2.6%
01/01/11 to 12/31/11	29.8	4.6	N/A	4.8	18.9	15.2%	1.4%	3.5	20.3	1.5
01/01/12 to 12/31/12	31.9	5.0	1.0%	4.7	18.2	35.9	3.3	N/A	N/A	N/A
01/01/13 to 12/31/13	33.7	5.2	3.8	4.3	17.1	32.6	3.3	N/A	N/A	N/A
01/01/14 to 12/31/14	34.3	5.3	3.8	4.5	17.3	31.5	3.3	N/A	N/A	N/A
01/01/15 to 12/31/15	31.0	5.0	3.8	5.3	18.8	33.1	3.0	N/A	N/A	N/A
01/01/16 to 12/31/16	32.4	5.2	3.8	5.2	18.5	31.9	2.9	N/A	N/A	N/A
01/01/17 to 12/31/17	34.9	5.7	3.8	4.7	18.0	29.8	3.1	N/A	N/A	N/A
01/01/18 to 12/31/18	36.5	5.9	N/A	4.5	19.3	30.7	3.1	N/A	N/A	N/A

(a)	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Fund Performance” on page 14 for descriptions of the indexes.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	BlackRock LifePath® Dynamic 2025 Fund

Performance Summary for the Period Ended December 31, 2018

		Average Annual Total Returns (a)
		1 Year		5 Years		Since Inception (b)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(5.29)%	(4.66)%	N/A	3.94%	N/A	7.11%	N/A
Investor A	(5.38)	(4.87)	(9.86)%	3.70	2.58%	6.85	6.17%
Investor C	(5.79)	(5.70)	(6.57)	2.87	2.87	6.03	6.03
Class K	(5.15)	(4.43)	N/A	4.20	N/A	7.34	N/A
Class R	(5.46)	(5.10)	N/A	3.47	N/A	6.60	N/A
LifePath® Dynamic 2025 Fund Custom Benchmark	(4.72)	(4.78)	N/A	3.86	N/A	7.12	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	1.65	0.01	N/A	2.52	N/A	2.77	N/A
Bloomberg Barclays U.S. TIPS Index (Series L)	(1.24)	(1.26)	N/A	1.69	N/A	2.46	N/A
Bloomberg Commodity Index	(11.24)	(11.25)	N/A	(8.80)	N/A	(5.24)	N/A
FTSE EPRA Nareit Developed Index	(5.97)	(5.63)	N/A	4.34	N/A	7.98	N/A
MSCI ACWI ex USA IMI Index	(11.53)	(14.76)	N/A	0.85	N/A	5.08	N/A
Russell 1000® Index	(7.42)	(4.78)	N/A	8.21	N/A	13.31	N/A
Russell 2000® Index	(17.35)	(11.01)	N/A	4.41	N/A	11.30	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distributions and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

(b)	The LifePath® Dynamic Fund commenced operations on June 30, 2010.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	7

Fund Summary as of December 31, 2018	BlackRock LifePath® Dynamic 2035 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2035 Fund (“LifePath® Dynamic 2035 Fund” or the “LifePath® Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath® Dynamic 2035 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(c)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2035 Fund Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath® Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	Bloomberg Commodity Index (a)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
06/30/10 to 12/31/10	16.6%	2.2%	N/A	6.8%	22.7%	N/A	N/A	6.4%	42.5%	2.8%
01/01/11 to 12/31/11	17.8	2.3	N/A	7.0	22.8	18.6%	1.2%	3.9	24.7	1.7
01/01/12 to 12/31/12	20.3	2.6	1.0%	7.2	21.1	44.1	2.7	N/A	N/A	N/A
01/01/13 to 12/31/13	22.1	2.9	3.9	6.9	21.3	40.3	2.6	N/A	N/A	N/A
01/01/14 to 12/31/14	21.4	2.8	3.9	7.6	22.2	39.6	2.5	N/A	N/A	N/A
01/01/15 to 12/31/15	13.2	1.9	3.9	9.8	25.4	43.6	2.2	N/A	N/A	N/A
01/01/16 to 12/31/16	14.7	2.2	3.9	9.9	25.1	42.1	2.1	N/A	N/A	N/A
01/01/17 to 12/31/17	17.1	2.5	4.0	10.0	24.6	40.1	1.7	N/A	N/A	N/A
01/01/18 to 12/31/18	18.4	2.7	N/A	10.3	25.5	41.3	1.8	N/A	N/A	N/A

(a)	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Fund Performance” on page 14 for descriptions of the indexes.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	BlackRock LifePath® Dynamic 2035 Fund

Performance Summary for the Period Ended December 31, 2018

		Average Annual Total Returns (a)
		1 Year		5 Years		Since Inception (b)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(7.32)%	(6.42)%	N/A	4.44%	N/A	8.15%	N/A
Investor A	(7.48)	(6.69)	(11.59)%	4.17	3.05%	7.88	7.20%
Investor C	(7.87)	(7.47)	(8.31)	3.36	3.36	7.05	7.05
Class K	(7.27)	(6.23)	N/A	4.68	N/A	8.53	N/A
Class R	(7.51)	(6.87)	N/A	3.95	N/A	7.63	N/A
LifePath® Dynamic 2035 Fund Custom Benchmark	(6.61)	(6.40)	N/A	4.34	N/A	8.14	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	1.65	0.01	N/A	2.52	N/A	2.77	N/A
Bloomberg Barclays U.S. TIPS Index (Series L)	(1.24)	(1.26)	N/A	1.69	N/A	2.46	N/A
Bloomberg Commodity Index	(11.24)	(11.25)	N/A	(8.80)	N/A	(5.24)	N/A
FTSE EPRA Nareit Developed Index	(5.97)	(5.63)	N/A	4.34	N/A	7.98	N/A
MSCI ACWI ex USA IMI Index	(11.53)	(14.76)	N/A	0.85	N/A	5.08	N/A
Russell 1000® Index	(7.42)	(4.78)	N/A	8.21	N/A	13.31	N/A
Russell 2000® Index	(17.35)	(11.01)	N/A	4.41	N/A	11.30	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distributions and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

(b)	The LifePath® Dynamic Fund commenced operations on June 30, 2010.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	9

Fund Summary as of December 31, 2018	BlackRock LifePath® Dynamic 2045 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2045 Fund (“LifePath® Dynamic 2045 Fund” or the “LifePath® Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath® Dynamic 2045 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(c)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2045 Fund Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath® Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	Bloomberg Commodity Index (a)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
06/30/10 to 12/31/10	6.8%	N/A	N/A	8.5%	25.9%	N/A	N/A	6.8%	49.0%	3.0%
01/01/11 to 12/31/11	8.2	N/A	N/A	8.7	26.1	21.5%	1.1%	4.2	28.4	1.8
01/01/12 to 12/31/12	11.2	N/A	1.0%	9.2	25.3	51.0	2.3	N/A	N/A	N/A
01/01/13 to 12/31/13	13.5	N/A	3.9	9.1	24.8	46.7	2.0	N/A	N/A	N/A
01/01/14 to 12/31/14	12.5	N/A	3.9	10.1	25.9	45.6	2.0	N/A	N/A	N/A
01/01/15 to 12/31/15	1.8	0.2%	4.2	13.4	29.6	48.8	2.0	N/A	N/A	N/A
01/01/16 to 12/31/16	2.3	0.2	4.3	13.6	29.8	47.8	1.8	N/A	N/A	N/A
01/01/17 to 12/31/17	3.4	0.3	4.3	14.4	29.9	46.7	1.0	N/A	N/A	N/A
01/01/18 to 12/31/18	4.0	0.4	N/A	15.0	30.6	48.9	1.1	N/A	N/A	N/A

(a)	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Fund Performance” on page 14 for descriptions of the indexes.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	BlackRock LifePath® Dynamic 2045 Fund

Performance Summary for the Period Ended December 31, 2018

		Average Annual Total Returns (a)
		1 Year		5 Years		Since Inception (b)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(8.98)%	(8.18)%	N/A	4.61%	N/A	8.93%	N/A
Investor A	(9.08)	(8.44)	(13.25)%	4.35	3.23%	8.67	7.98%
Investor C	(9.40)	(9.13)	(9.96)	3.54	3.54	7.83	7.83
Class K	(8.88)	(7.99)	N/A	4.84	N/A	9.26	N/A
Class R	(9.19)	(8.63)	N/A	4.12	N/A	8.41	N/A
LifePath® Dynamic 2045 Fund Custom Benchmark	(8.13)	(7.75)	N/A	4.62	N/A	8.92	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	1.65	0.01	N/A	2.52	N/A	2.77	N/A
Bloomberg Commodity Index	(11.24)	(11.25)	N/A	(8.80)	N/A	(5.24)	N/A
FTSE EPRA Nareit Developed Index	(5.97)	(5.63)	N/A	4.34	N/A	7.98	N/A
MSCI ACWI ex USA IMI Index	(11.53)	(14.76)	N/A	0.85	N/A	5.08	N/A
Russell 1000® Index	(7.42)	(4.78)	N/A	8.21	N/A	13.31	N/A
Russell 2000® Index	(17.35)	(11.01)	N/A	4.41	N/A	11.30	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distributions and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

(b)	The LifePath® Dynamic Fund commenced operations on June 30, 2010.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	11

Fund Summary as of December 31, 2018	BlackRock LifePath® Dynamic 2055 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2055 Fund (“LifePath® Dynamic 2055 Fund” or the “LifePath® Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath® Dynamic 2055 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(c)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2055 Fund Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath® Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Commodity Index (a)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
06/30/10 to 12/31/10	1.0%	N/A	9.0%	28.2%	N/A	N/A	8.1%	50.1%	3.6%
01/01/11 to 12/31/11	1.0	N/A	9.7	28.8	22.0%	2.0%	4.9	29.5	2.1
01/01/12 to 12/31/12	1.3	1.0%	11.3	28.6	54.5	3.3	N/A	N/A	N/A
01/01/13 to 12/31/13	3.1	4.1	11.5	27.8	51.7	1.8	N/A	N/A	N/A
01/01/14 to 12/31/14	4.0	4.0	12.2	28.6	49.4	1.8	N/A	N/A	N/A
01/01/15 to 12/31/15	1.0	4.2	13.7	29.9	49.2	2.0	N/A	N/A	N/A
01/01/16 to 12/31/16	1.0	4.4	14.1	30.4	48.3	1.8	N/A	N/A	N/A
01/01/17 to 12/31/17	1.0	4.3	15.3	30.9	47.5	1.0	N/A	N/A	N/A
01/01/18 to 12/31/18	1.0	N/A	16.1	31.8	50.1	1.0	N/A	N/A	N/A

(a)	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Fund Performance” on page 14 for descriptions of the indexes.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	BlackRock LifePath® Dynamic 2055 Fund

Performance Summary for the Period Ended December 31, 2018

		Average Annual Total Returns (a)
		1 Year		5 Years		Since Inception (b)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(9.15)%	(8.43)%	N/A	4.63%	N/A	9.29%	N/A
Investor A	(9.19)	(8.63)	(13.43)%	4.37	3.25%	9.01	8.32%
Investor C	(9.61)	(9.36)	(10.19)	3.55	3.55	8.18	8.18
Class K	(9.01)	(8.21)	N/A	4.90	N/A	9.65	N/A
Class R	(9.30)	(8.87)	N/A	4.12	N/A	8.75	N/A
LifePath® Dynamic 2055 Fund Custom Benchmark	(8.47)	(8.06)	N/A	4.69	N/A	9.36	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	1.65	0.01	N/A	2.52	N/A	2.77	N/A
Bloomberg Commodity Index	(11.24)	(11.25)	N/A	(8.80)	N/A	(5.24)	N/A
FTSE EPRA Nareit Developed Index	(5.97)	(5.63)	N/A	4.34	N/A	7.98	N/A
MSCI ACWI ex USA IMI Index	(11.53)	(14.76)	N/A	0.85	N/A	5.08	N/A
Russell 1000® Index	(7.42)	(4.78)	N/A	8.21	N/A	13.31	N/A
Russell 2000® Index	(17.35)	(11.01)	N/A	4.41	N/A	11.30	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distributions and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

(b)	The LifePath® Dynamic Fund commenced operations on June 30, 2010.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	13

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the LifePath Dynamic Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares and, thereafter, investors will be subject to lower ongoing fees.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on LifePath® Dynamic Fund distributions or the redemption of LifePath® Dynamic Fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (“BAL” or the “Administrator”), each LifePath® Dynamic Fund’s administrator, has contractually agreed to waive and/or reimburse a portion of each LifePath® Dynamic Fund’s expenses. Without such waiver and/or reimbursement, each LifePath® Dynamic Fund’s performance would have been lower. The Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 4 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The LifePath® Dynamic Funds’ custom benchmarks are hypothetical representations of the performance of the respective LifePath® Dynamic Fund’s asset classes according to their weightings as of the most recent quarter-end. The weightings of the various indexes that are included in the LifePath® Dynamic Funds’ custom benchmarks are adjusted quarterly to reflect the LifePath® Dynamic Funds’ changing asset allocations over time. As of June 30, 2018, the following indexes are used to calculate the LifePath® Dynamic Funds’ custom benchmarks: Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L), Bloomberg Commodity Index, FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000® Index and Russell 2000® Index, as applicable.

The Bloomberg Barclays U.S. Aggregate Bond Index is a widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity. The Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L) is an unmanaged index that measures the performance of the inflation-protected public obligations of the U.S. Treasury. The Bloomberg Commodity Index is a broadly diversified index that allows investors to track commodity futures through a single, simple measure. The FTSE EPRA Nareit Developed Index is a global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe and Asia. The MSCI ACWI ex USA IMI Index is a free float-adjusted market capitalization weighted index that measures the equity market performance of the developed (excluding the U.S.) and emerging investable market universe. The Russell 1000® Index is an index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The Russell 1000® Index represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Russell 2000® Index is an unmanaged index that is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of each LifePath® Dynamic Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on July 1, 2018 and held through December 31, 2018) are intended to assist shareholders both in calculating expenses based on an investment in each LifePath® Dynamic Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their LifePath® Dynamic Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a LifePath® Dynamic Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a LifePath® Dynamic Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual			Hypothetical (b)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
LifePath® Dynamic 2025 Fund
Institutional	$1,000.00	$947.10	$2.65	$1,000.00	$1,022.48	$2.75	0.54%
Investor A	1,000.00	946.20	4.02	1,000.00	1,021.07	4.18	0.82
Investor C	1,000.00	942.10	7.93	1,000.00	1,017.04	8.24	1.62
Class K	1,000.00	948.50	1.82	1,000.00	1,023.34	1.89	0.37
Class R	1,000.00	945.40	5.00	1,000.00	1,020.06	5.19	1.02
LifePath® Dynamic 2035 Fund
Institutional	$1,000.00	$926.80	$2.62	$1,000.00	$1,022.48	$2.75	0.54%
Investor A	1,000.00	925.20	3.88	1,000.00	1,021.17	4.08	0.80
Investor C	1,000.00	921.30	7.75	1,000.00	1,017.14	8.13	1.60
Class K	1,000.00	927.30	1.70	1,000.00	1,023.44	1.79	0.35
Class R	1,000.00	924.90	4.85	1,000.00	1,020.16	5.09	1.00
LifePath® Dynamic 2045 Fund
Institutional	$1,000.00	$910.20	$2.60	$1,000.00	$1,022.48	$2.75	0.54%
Investor A	1,000.00	909.20	3.85	1,000.00	1,021.17	4.08	0.80
Investor C	1,000.00	906.00	7.64	1,000.00	1,017.19	8.08	1.59
Class K	1,000.00	911.20	1.69	1,000.00	1,023.44	1.79	0.35
Class R	1,000.00	908.10	4.81	1,000.00	1,020.16	5.09	1.00
LifePath® Dynamic 2055 Fund
Institutional	$1,000.00	$908.50	$2.60	$1,000.00	$1,022.48	$2.75	0.54%
Investor A	1,000.00	908.10	3.80	1,000.00	1,021.22	4.02	0.79
Investor C	1,000.00	903.90	7.63	1,000.00	1,017.19	8.08	1.59
Class K	1,000.00	909.90	1.64	1,000.00	1,023.49	1.73	0.34
Class R	1,000.00	907.00	4.76	1,000.00	1,020.21	5.04	0.99

(a)

Expenses for each LifePath® Dynamic Fund are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because each LifePath® Dynamic Fund invests all of its assets in a LifePath® Dynamic Master Portfolio, the expense examples reflect the net expenses of both the LifePath® Dynamic Fund and the LifePath® Dynamic Master Portfolio in which it invests.

(b)	Hypothetical 5% return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

DISCLOSURE OF EXPENSES	15

Derivative Financial Instruments

The LifePath® Dynamic Master Portfolios may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The LifePath® Dynamic Master Portfolios’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a LifePath® Dynamic Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The LifePath® Dynamic Master Portfolios’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

December 31, 2018

	BlackRock LifePath Dynamic 2025 Fund	BlackRock LifePath Dynamic 2035 Fund	BlackRock LifePath Dynamic 2045 Fund	BlackRock LifePath Dynamic 2055 Fund

ASSETS
Investments at value — from the applicable LifePath Dynamic Master Portfolio	$44,344,688	$42,860,867	$30,163,271	$17,081,910
Receivables:
Capital shares sold	438,836	289,566	495,050	138,415
From the Administrator/Manager	2,981	2,618	2,520	2,487

Total assets	44,786,505	43,153,051	30,660,841	17,222,812

LIABILITIES
Payables:
Contributions to the LifePath Dynamic Master Portfolio	363,574	232,167	494,386	12,138
Capital gains distributions	305,701	227,573	214,429	85,309
Capital shares redeemed	75,262	57,399	664	126,277
Income dividend distributions	50,297	21,557	13,497	5,793
Administration fees	11,091	11,454	7,535	4,116
Professional fees	11,011	11,013	10,990	11,004
Service and distribution fees	9,521	9,852	6,504	3,647
Board realignment and consolidation	2,981	2,618	2,520	2,487

Total liabilities	829,438	573,633	750,525	250,771

NET ASSETS	$43,957,067	$42,579,418	$29,910,316	$16,972,041

NET ASSETS CONSIST OF
Paid-in capital	$45,087,639	$44,062,721	$31,089,889	$17,741,962
Accumulated loss allocated from the applicable LifePath Dynamic Master Portfolio	(1,130,572)	(1,483,303)	(1,179,573)	(769,921)

NET ASSETS	$43,957,067	$42,579,418	$29,910,316	$16,972,041

NET ASSET VALUE

Institutional
Net assets	$1,519,016	$2,230,997	$2,966,573	$1,747,884

Shares outstanding(a)	128,636	182,739	232,633	132,484

Net asset value	$11.81	$12.21	$12.75	$13.19

Investor A
Net assets	$25,939,636	$27,982,103	$17,741,869	$11,583,377

Shares outstanding(a)	2,217,905	2,302,802	1,394,565	882,326

Net asset value	$11.70	$12.15	$12.72	$13.13

Investor C
Net assets	$2,434,238	$2,608,645	$1,534,972	$861,917

Shares outstanding(a)	209,300	216,953	122,432	66,543

Net asset value	$11.63	$12.02	$12.54	$12.95

Class K
Net assets	$9,061,673	$6,626,511	$4,470,735	$1,919,823

Shares outstanding(a)	775,315	536,056	347,043	143,699

Net asset value	$11.69	$12.36	$12.88	$13.36

Class R
Net assets	$5,002,504	$3,131,162	$3,196,167	$859,040

Shares outstanding(a)	428,355	257,725	251,873	65,526

Net asset value	$11.68	$12.15	$12.69	$13.11

(a)	Unlimited number of shares authorized, no par value.

See notes to financial statements.

FINANCIAL STATEMENTS	17

Statements of Operations

Year Ended December 31, 2018

	BlackRock LifePath Dynamic 2025 Fund	BlackRock LifePath Dynamic 2035 Fund	BlackRock LifePath Dynamic 2045 Fund	BlackRock LifePath Dynamic 2055 Fund

INVESTMENT INCOME
Net investment income allocated from the applicable LifePath Dynamic Master Portfolio:
Dividends — affiliated	$925,375	$931,806	$624,068	$339,033
Dividends — unaffiliated	109,584	211,464	204,710	120,494
Interest — affiliated	662,688	256,392	49,101	19,575
Securities lending income — affiliated — net	2,845	3,138	2,537	1,535
Foreign taxes withheld	(5,489)	(10,681)	(9,926)	(6,077)
Expenses	(390,550)	(349,668)	(245,278)	(145,851)
Fees waived	259,930	239,079	171,318	105,780

Total investment income	1,564,383	1,281,530	796,530	434,489

FUND EXPENSES
Administration — class specific	202,896	180,942	120,445	68,427
Service and distribution — class specific	122,001	124,352	82,209	43,577
Professional	10,015	10,015	9,987	10,015
Board realignment and consolidation	2,981	2,618	2,520	2,487
Miscellaneous	57	57	57	752

Total expenses	337,950	317,984	215,218	125,258
Less fees waived and/or reimbursed by the Administrator/Manager	(12,996)	(12,633)	(12,507)	(12,502)

Total expenses after fees waived and/or reimbursed	324,954	305,351	202,711	112,756

Net investment income	1,239,429	976,179	593,819	321,733

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE APPLICABLE LIFEPATH DYNAMIC MASTER PORTFOLIO
Net realized gain from investments, futures contracts, forward foreign currency contracts and foreign currency contracts	1,648,991	2,055,236	1,228,479	528,522
Net change in unrealized appreciation (depreciation) on investments, futures contracts, forward foreign currency contracts and foreign currency contracts	(5,135,830)	(6,158,085)	(4,585,218)	(2,494,402)

Net realized and unrealized loss	(3,486,839)	(4,102,849)	(3,356,739)	(1,965,880)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,247,410)	$(3,126,670)	$(2,762,920)	$(1,644,147)

See notes to financial statements.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock LifePath Dynamic 2025 Fund		BlackRock LifePath Dynamic 2035 Fund
	Year Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,239,429	$937,981	$976,179	$750,586
Net realized gain	1,648,991	3,857,054	2,055,236	4,081,025
Net change in unrealized appreciation (depreciation)	(5,135,830)	3,963,809	(6,158,085)	4,522,643

Net increase (decrease) in net assets resulting from operations	(2,247,410)	8,758,844	(3,126,670)	9,354,254

DISTRIBUTIONS(a)(b)
Institutional	(558,096)	(1,425,407)	(461,901)	(946,925)
Investor A	(2,457,257)	(2,318,504)	(2,937,914)	(2,789,746)
Investor C	(205,437)	(173,093)	(249,689)	(193,289)
Class K	(863,497)	(589,199)	(696,327)	(508,671)
Class R	(435,198)	(296,548)	(319,829)	(313,491)

Decrease in net assets resulting from distributions to shareholders	(4,519,485)	(4,802,751)	(4,665,660)	(4,752,122)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(14,612,544)	(1,109,409)	(4,777,641)	(6,764,313)

NET ASSETS(b)
Total increase (decrease) in net assets	(21,379,439)	2,846,684	(12,569,971)	(2,162,181)
Beginning of year	65,336,506	62,489,822	55,149,389	57,311,570

End of year	$43,957,067	$65,336,506	$42,579,418	$55,149,389

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and distributions in excess of net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 7 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	19

Statements of Changes in Net Assets  (continued)

	BlackRock LifePath Dynamic 2045 Fund		BlackRock LifePath Dynamic 2055 Fund
	Year Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$593,819	$483,637	$321,733	$249,457
Net realized gain	1,228,479	2,958,436	528,522	1,480,182
Net change in unrealized appreciation (depreciation)	(4,585,218)	3,373,911	(2,494,402)	1,792,318

Net increase (decrease) in net assets resulting from operations	(2,762,920)	6,815,984	(1,644,147)	3,521,957

DISTRIBUTIONS(a)(b)
Institutional	(460,490)	(769,958)	(253,416)	(441,902)
Investor A	(1,819,866)	(1,816,486)	(1,096,533)	(1,043,791)
Investor C	(146,766)	(122,390)	(75,457)	(61,473)
Class K	(464,820)	(302,179)	(183,243)	(128,833)
Class R	(314,270)	(255,242)	(80,950)	(69,294)

Decrease in net assets resulting from distributions to shareholders	(3,206,212)	(3,266,255)	(1,689,599)	(1,745,293)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(339,644)	(3,697,311)	1,104,216	(1,925,052)

NET ASSETS(b)
Total decrease in net assets	(6,308,776)	(147,582)	(2,229,530)	(148,388)
Beginning of year	36,219,092	36,366,674	19,201,571	19,349,959

End of year	$29,910,316	$36,219,092	$16,972,041	$19,201,571

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and distributions in excess of net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 7 for this prior year information.

See notes to financial statements.

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2025 Fund

	Institutional

	Year Ended December 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of year	$13.52		$12.66		$12.05		$12.80		$13.11

Net investment income(a)	0.25		0.22		0.21		0.19		0.21
Net realized and unrealized gain (loss)	(0.87)		1.71		0.61		(0.44)		0.48

Net increase (decrease) from investment operations	(0.62)		1.93		0.82		(0.25)		0.69

Distributions(b)
From net investment income	(0.24)		(0.21)		(0.21)		(0.21)		(0.21)
From net realized gain	(0.85)		(0.86)		(0.00	)(c)	(0.28)		(0.79)
From return of capital	—		—		—		(0.01)		—

Total distributions	(1.09)		(1.07)		(0.21)		(0.50)		(1.00)

Net asset value, end of year	$11.81		$13.52		$12.66		$12.05		$12.80

Total Return(d)
Based on net asset value	(4.66)%		15.45%		6.88%		(1.92)%		5.23%

Ratios to Average Net Assets(e)(f)
Total expenses	0.57%		0.56%		0.58%		0.74%		0.75%

Total expenses after fees waived and/or reimbursed	0.55%		0.54%		0.57%		0.71%		0.73%

Net investment income	1.87%		1.66%		1.74%		1.51%		1.53%

Supplemental Data
Net assets, end of year (000)	$1,519		$19,134		$26,146		$27,821		$23,625

Portfolio turnover rate of the LifePath Dynamic Master Portfolio	38	%(g)	32	%(g)	54	%(g)	51	%(h)	50	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.41%	0.41%	0.40%	0.40%	0.40%
Investments in underlying funds	0.10%	0.14%	0.11%	0.13%	0.13%

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio and Master Small Cap Index Series.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	21

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2025 Fund (continued)

	Investor A

	Year Ended December 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of year	$13.50		$12.64		$12.04		$12.78		$13.10

Net investment income(a)	0.26		0.20		0.18		0.16		0.17
Net realized and unrealized gain (loss)	(0.91)		1.70		0.60		(0.43)		0.48

Net increase (decrease) from investment operations	(0.65)		1.90		0.78		(0.27)		0.65

Distributions(b)
From net investment income	(0.30)		(0.18)		(0.18)		(0.18)		(0.18)
From net realized gain	(0.85)		(0.86)		(0.00	)(c)	(0.28)		(0.79)
From return of capital	—		—		—		(0.01)		—

Total distributions	(1.15)		(1.04)		(0.18)		(0.47)		(0.97)

Net asset value, end of year	$11.70		$13.50		$12.64		$12.04		$12.78

Total Return(d)
Based on net asset value	(4.87)%		15.21%		6.54%		(2.17)%		4.95%

Ratios to Average Net Assets(e)(f)
Total expenses	0.83%		0.81%		0.83%		0.99%		1.00%

Total expenses after fees waived and/or reimbursed	0.81%		0.79%		0.82%		0.96%		0.98%

Net investment income	1.94%		1.45%		1.50%		1.26%		1.31%

Supplemental Data
Net assets, end of year (000)	$25,940		$31,393		$28,135		$30,373		$35,324

Portfolio turnover rate of the LifePath Dynamic Master Portfolio	38	%(g)	32	%(g)	54	%(g)	51	%(h)	50	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Dynamic Fund’s share of the LifePath Dynamic Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.41%	0.41%	0.40%	0.40%	0.40%
Investments in underlying funds	0.10%	0.14%	0.11%	0.13%	0.13%

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio and Master Small Cap Index Series.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

See notes to financial statements.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2025 Fund (continued)

	Investor C

	Year Ended December 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of year	$13.44		$12.58		$11.99		$12.72		$13.06

Net investment income(a)	0.16		0.09		0.08		0.06		0.07
Net realized and unrealized gain (loss)	(0.92)		1.70		0.59		(0.42)		0.47

Net increase (decrease) from investment operations	(0.76)		1.79		0.67		(0.36)		0.54

Distributions(b)
From net investment income	(0.20)		(0.07)		(0.08)		(0.09)		(0.09)
From net realized gain	(0.85)		(0.86)		(0.00	)(c)	(0.27)		(0.79)
From return of capital	—		—		—		(0.01)		—

Total distributions	(1.05)		(0.93)		(0.08)		(0.37)		(0.88)

Net asset value, end of year	$11.63		$13.44		$12.58		$11.99		$12.72

Total Return(d)
Based on net asset value	(5.70)%		14.39%		5.61%		(2.86)%		4.08%

Ratios to Average Net Assets(e)(f)
Total expenses	1.63%		1.61%		1.63%		1.75%		1.75%

Total expenses after fees waived and/or reimbursed	1.61%		1.59%		1.62%		1.72%		1.73%

Net investment income	1.17%		0.66%		0.69%		0.51%		0.56%

Supplemental Data
Net assets, end of year (000)	$2,434		$2,583		$2,339		$2,900		$2,849

Portfolio turnover rate of the LifePath Dynamic Master Portfolio	38	%(g)	32	%(g)	54	%(g)	51	%(h)	50	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.41%	0.41%	0.40%	0.40%	0.40%
Investments in underlying funds	0.10%	0.14%	0.11%	0.13%	0.13%

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio and Master Small Cap Index Series.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	23

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2025 Fund (continued)

	Class K

	Year Ended December 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of year	$13.49		$12.63		$12.03		$12.78		$13.10

Net investment income(a)	0.33		0.27		0.25		0.25		0.26
Net realized and unrealized gain (loss)	(0.91)		1.69		0.59		(0.45)		0.46

Net increase (decrease) from investment operations	(0.58)		1.96		0.84		(0.20)		0.72

Distributions(b)
From net investment income	(0.37)		(0.24)		(0.24)		(0.26)		(0.25)
From net realized gain	(0.85)		(0.86)		(0.00	)(c)	(0.28)		(0.79)
From return of capital	—		—		—		(0.01)		—

Total distributions	(1.22)		(1.10)		(0.24)		(0.55)		(1.04)

Net asset value, end of year	$11.69		$13.49		$12.63		$12.03		$12.78

Total Return(d)
Based on net asset value	(4.43)%		15.75%		7.02%		(1.64)%		5.51%

Ratios to Average Net Assets(e)(f)
Total expenses	0.38%		0.36%		0.38%		0.41%		0.40%

Total expenses after fees waived and/or reimbursed	0.36%		0.34%		0.37%		0.38%		0.37%

Net investment income	2.44%		2.01%		2.02%		2.00%		1.91%

Supplemental Data
Net assets, end of year (000)	$9,062		$7,919		$2,902		$1,278		$317

Portfolio turnover rate of the LifePath Dynamic Master Portfolio	38	%(g)	32	%(g)	54	%(g)	51	%(h)	50	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.41%	0.41%	0.40%	0.40%	0.40%
Investments in underlying funds	0.10%	0.14%	0.11%	0.13%	0.13%

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio and Master Small Cap Index Series.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

See notes to financial statements.

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2025 Fund (continued)

	Class R

	Year Ended December 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of year	$13.49		$12.63		$12.04		$12.79		$13.11

Net investment income(a)	0.24		0.17		0.16		0.13		0.14
Net realized and unrealized gain (loss)	(0.92)		1.71		0.59		(0.43)		0.48

Net increase (decrease) from investment operations	(0.68)		1.88		0.75		(0.30)		0.62

Distributions(b)
From net investment income	(0.28)		(0.16)		(0.16)		(0.17)		(0.15)
From net realized gain	(0.85)		(0.86)		(0.00	)(c)	(0.27)		(0.79)
From return of capital	—		—		—		(0.01)		—

Total distributions	(1.13)		(1.02)		(0.16)		(0.45)		(0.94)

Net asset value, end of year	$11.68		$13.49		$12.63		$12.04		$12.79

Total Return(d)
Based on net asset value	(5.10)%		15.02%		6.28%		(2.36)%		4.69%

Ratios to Average Net Assets(e)(f)
Total expenses	1.03%		1.01%		1.03%		1.24%		1.26%

Total expenses after fees waived and/or reimbursed	1.01%		0.99%		1.02%		1.21%		1.23%

Net investment income	1.77%		1.27%		1.32%		1.06%		1.04%

Supplemental Data
Net assets, end of year (000)	$5,003		$4,308		$2,967		$2,690		$1,682

Portfolio turnover rate of the LifePath Dynamic Master Portfolio	38	%(g)	32	%(g)	54	%(g)	51	%(h)	50	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.41%	0.41%	0.40%	0.40%	0.40%
Investments in underlying funds	0.10%	0.14%	0.11%	0.13%	0.13%

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio and Master Small Cap Index Series.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2035 Fund

	Institutional

	Year Ended December 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of year	$14.48		$13.28		$12.58		$13.43		$13.77

Net investment income(a)	0.25		0.22		0.23		0.21		0.22
Net realized and unrealized gain (loss)	(1.15)		2.34		0.72		(0.49)		0.54

Net increase (decrease) from investment operations	(0.90)		2.56		0.95		(0.28)		0.76

Distributions(b)
From net investment income	(0.27)		(0.26)		(0.25)		(0.22)		(0.22)
From net realized gain	(1.10)		(1.10)		—		(0.35)		(0.88)
From return of capital	—		—		—		(0.00	)(c)	—

Total distributions	(1.37)		(1.36)		(0.25)		(0.57)		(1.10)

Net asset value, end of year	$12.21		$14.48		$13.28		$12.58		$13.43

Total Return(d)
Based on net asset value	(6.42)%		19.51%		7.61%		(2.15)%		5.51%

Ratios to Average Net Assets(e)(f)
Total expenses	0.57%		0.56%		0.57%		0.72%		0.74%

Total expenses after fees waived and/or reimbursed	0.55%		0.53%		0.55%		0.68%		0.71%

Net investment income	1.71%		1.54%		1.77%		1.54%		1.55%

Supplemental Data
Net assets, end of year (000)	$2,231		$10,965		$19,650		$22,071		$22,004

Portfolio turnover rate of the LifePath Dynamic Master Portfolio	40	%(g)	35	%(g)	76	%(g)	44	%(h)	54	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.43%	0.44%	0.41%	0.42%	0.43%
Investments in underlying funds	0.12%	0.16%	0.13%	0.16%	0.15%

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

(h)

Includes the purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio and Master Small Cap Index Series.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

See notes to financial statements.

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2035 Fund (continued)

	Investor A

	Year Ended December 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of year	$14.46		$13.26		$12.56		$13.41		$13.77

Net investment income(a)	0.25		0.20		0.19		0.17		0.19
Net realized and unrealized gain (loss)	(1.19)		2.33		0.73		(0.48)		0.52

Net increase (decrease) from investment operations	(0.94)		2.53		0.92		(0.31)		0.71

Distributions(b)
From net investment income	(0.27)		(0.23)		(0.22)		(0.19)		(0.19)
From net realized gain	(1.10)		(1.10)		—		(0.35)		(0.88)
From return of capital	—		—		—		(0.00	)(c)	—

Total distributions	(1.37)		(1.33)		(0.22)		(0.54)		(1.07)

Net asset value, end of year	$12.15		$14.46		$13.26		$12.56		$13.41

Total Return(d)
Based on net asset value	(6.69)%		19.29%		7.37%		(2.40)%		5.17%

Ratios to Average Net Assets(e)(f)
Total expenses	0.82%		0.81%		0.82%		0.97%		0.99%

Total expenses after fees waived and/or reimbursed	0.80%		0.79%		0.80%		0.93%		0.96%

Net investment income	1.75%		1.38%		1.52%		1.30%		1.33%

Supplemental Data
Net assets, end of year (000)	$27,982		$32,083		$29,768		$30,359		$31,048

Portfolio turnover rate of the LifePath Dynamic Master Portfolio	40	%(g)	35	%(g)	76	%(g)	44	%(h)	54	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.43%	0.44%	0.41%	0.43%	0.43%
Investments in underlying funds	0.12%	0.16%	0.13%	0.16%	0.15%

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

(h)

Includes the purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio and Master Small Cap Index Series.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2035 Fund (continued)

	Investor C

	Year Ended December 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of year	$14.33		$13.15		$12.47		$13.32		$13.69

Net investment income(a)	0.14		0.08		0.09		0.07		0.08
Net realized and unrealized gain (loss)	(1.19)		2.32		0.71		(0.48)		0.53

Net increase (decrease) from investment operations	(1.05)		2.40		0.80		(0.41)		0.61

Distributions(b)
From net investment income	(0.16)		(0.12)		(0.12)		(0.09)		(0.10)
From net realized gain	(1.10)		(1.10)		—		(0.35)		(0.88)
From return of capital	—		—		—		(0.00	)(c)	—

Total distributions	(1.26)		(1.22)		(0.12)		(0.44)		(0.98)

Net asset value, end of year	$12.02		$14.33		$13.15		$12.47		$13.32

Total Return(d)
Based on net asset value	(7.47)%		18.41%		6.42%		(3.13)%		4.43%

Ratios to Average Net Assets(e)(f)
Total expenses	1.62%		1.61%		1.62%		1.72%		1.74%

Total expenses after fees waived and/or reimbursed	1.60%		1.59%		1.60%		1.69%		1.71%

Net investment income	0.99%		0.60%		0.74%		0.55%		0.58%

Supplemental Data
Net assets, end of year (000)	$2,609		$2,436		$2,112		$2,007		$1,816

Portfolio turnover rate of the LifePath Dynamic Master Portfolio	40	%(g)	35	%(g)	76	%(g)	44	%(h)	54	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.43%	0.44%	0.41%	0.43%	0.43%
Investments in underlying funds	0.12%	0.16%	0.13%	0.16%	0.15%

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

(h)

Includes the purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio and Master Small Cap Index Series.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

See notes to financial statements.

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2035 Fund (continued)

	Class K

	Year Ended December 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of year	$14.68		$13.45		$12.74		$13.60		$13.94

Net investment income(a)	0.33		0.28		0.27		0.30		0.23
Net realized and unrealized gain (loss)	(1.22)		2.34		0.72		(0.54)		0.57

Net increase (decrease) from investment operations	(0.89)		2.62		0.99		(0.24)		0.80

Distributions(b)
From net investment income	(0.33)		(0.29)		(0.28)		(0.27)		(0.26)
From net realized gain	(1.10)		(1.10)		—		(0.35)		(0.88)
From return of capital	—		—		—		(0.00	)(c)	—

Total distributions	(1.43)		(1.39)		(0.28)		(0.62)		(1.14)

Net asset value, end of year	$12.36		$14.68		$13.45		$12.74		$13.60

Total Return(d)
Based on net asset value	(6.23)%		19.76%		7.82%		(1.83)%		5.73%

Ratios to Average Net Assets(e)(f)
Total expenses	0.37%		0.36%		0.36%		0.39%		0.38%

Total expenses after fees waived and/or reimbursed	0.35%		0.33%		0.35%		0.35%		0.35%

Net investment income	2.25%		1.92%		2.07%		2.30%		1.91%

Supplemental Data
Net assets, end of year (000)	$6,627		$5,882		$2,702		$757		$138

Portfolio turnover rate of the LifePath Dynamic Master Portfolio	40	%(g)	35	%(g)	76	%(g)	44	%(h)	54	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.43%	0.44%	0.41%	0.43%	0.43%
Investments in underlying funds	0.12%	0.16%	0.13%	0.16%	0.15%

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

(h)

Includes the purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio and Master Small Cap Index Series.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2035 Fund (continued)

	Class R

	Year Ended December 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of year	$14.46		$13.26		$12.58		$13.44		$13.78

Net investment income(a)	0.22		0.17		0.18		0.14		0.14
Net realized and unrealized gain (loss)	(1.19)		2.33		0.71		(0.49)		0.54

Net increase (decrease) from investment operations	(0.97)		2.50		0.89		(0.35)		0.68

Distributions(b)
From net investment income	(0.24)		(0.20)		(0.21)		(0.16)		(0.14)
From net realized gain	(1.10)		(1.10)		—		(0.35)		(0.88)
From return of capital	—		—		—		(0.00	)(c)	—

Total distributions	(1.34)		(1.30)		(0.21)		(0.51)		(1.02)

Net asset value, end of year	$12.15		$14.46		$13.26		$12.58		$13.44

Total Return(d)
Based on net asset value	(6.87)%		19.08%		7.10%		(2.65)%		4.96%

Ratios to Average Net Assets(e)(f)
Total expenses	1.02%		1.01%		1.02%		1.21%		1.24%

Total expenses after fees waived and/or reimbursed	1.00%		0.99%		1.00%		1.18%		1.21%

Net investment income	1.55%		1.19%		1.41%		1.09%		1.03%

Supplemental Data
Net assets, end of year (000)	$3,131		$3,782		$3,078		$867		$579

Portfolio turnover rate of the LifePath Dynamic Master Portfolio	40	%(g)	35	%(g)	76	%(g)	44	%(h)	54	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.43%	0.44%	0.41%	0.43%	0.43%
Investments in underlying funds	0.12%	0.16%	0.13%	0.16%	0.15%

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

(h)

Includes the purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio and Master Small Cap Index Series.

(i)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

See notes to financial statements.

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2045 Fund

	Institutional

	Year Ended December 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of year	$15.41		$13.88		$13.10		$14.05		$14.39

Net investment income(a)	0.26		0.23		0.23		0.21		0.23
Net realized and unrealized gain (loss)	(1.47)		2.83		0.83		(0.54)		0.58

Net increase (decrease) from investment operations	(1.21)		3.06		1.06		(0.33)		0.81

Distributions(b)
From net investment income	(0.29)		(0.29)		(0.28)		(0.21)		(0.23)
From net realized gain	(1.16)		(1.24)		—		(0.41)		(0.92)

Total distributions	(1.45)		(1.53)		(0.28)		(0.62)		(1.15)

Net asset value, end of year	$12.75		$15.41		$13.88		$13.10		$14.05

Total Return(c)
Based on net asset value	(8.18)%		22.29%		8.14%		(2.37)%		5.66%

Ratios to Average Net Assets(d)(e)
Total expenses	0.58%		0.56%		0.56%		0.71%		0.75%

Total expenses after fees waived and/or reimbursed	0.55%		0.53%		0.53%		0.66%		0.69%

Net investment income	1.68%		1.54%		1.76%		1.53%		1.57%

Supplemental Data
Net assets, end of year (000)	$2,967		$8,267		$14,864		$15,105		$15,678

Portfolio turnover rate of the LifePath Dynamic Master Portfolio	47	%(f)	46	%(f)	75	%(f)	50	%(f)	54	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.46%	0.47%	0.44%	0.48%	0.49%
Investments in underlying funds	0.12%	0.17%	0.15%	0.18%	0.16%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio and Master Small Cap Index Series.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	31

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2045 Fund (continued)

	Investor A

	Year Ended December 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of year	$15.40		$13.87		$13.09		$14.04		$14.39

Net investment income(a)	0.24		0.21		0.20		0.18		0.20
Net realized and unrealized gain (loss)	(1.50)		2.82		0.83		(0.54)		0.57

Net increase (decrease) from investment operations	(1.26)		3.03		1.03		(0.36)		0.77

Distributions(b)
From net investment income	(0.26)		(0.26)		(0.25)		(0.18)		(0.20)
From net realized gain	(1.16)		(1.24)		—		(0.41)		(0.92)

Total distributions	(1.42)		(1.50)		(0.25)		(0.59)		(1.12)

Net asset value, end of year	$12.72		$15.40		$13.87		$13.09		$14.04

Total Return(c)
Based on net asset value	(8.44)%		22.05%		7.90%		(2.61)%		5.37%

Ratios to Average Net Assets(d)(e)
Total expenses	0.83%		0.82%		0.81%		0.96%		1.00%

Total expenses after fees waived and/or reimbursed	0.80%		0.78%		0.78%		0.91%		0.94%

Net investment income	1.56%		1.38%		1.52%		1.28%		1.35%

Supplemental Data
Net assets, end of year (000)	$17,742		$20,152		$17,206		$16,744		$16,814

Portfolio turnover rate of the LifePath Dynamic Master Portfolio	47	%(f)	46	%(f)	75	%(f)	50	%(f)	54	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.46%	0.47%	0.44%	0.48%	0.49%
Investments in underlying funds	0.12%	0.17%	0.15%	0.18%	0.16%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio and Master Small Cap Index Series.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

See notes to financial statements.

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2045 Fund (continued)

	Investor C

	Year Ended December 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of year	$15.20		$13.71		$12.94		$13.90		$14.26

Net investment income(a)	0.12		0.08		0.09		0.07		0.09
Net realized and unrealized gain (loss)	(1.47)		2.79		0.82		(0.54)		0.57

Net increase (decrease) from investment operations	(1.35)		2.87		0.91		(0.47)		0.66

Distributions(b)
From net investment income	(0.15)		(0.14)		(0.14)		(0.08)		(0.10)
From net realized gain	(1.16)		(1.24)		—		(0.41)		(0.92)

Total distributions	(1.31)		(1.38)		(0.14)		(0.49)		(1.02)

Net asset value, end of year	$12.54		$15.20		$13.71		$12.94		$13.90

Total Return(c)
Based on net asset value	(9.13)%		21.10%		7.04%		(3.43)%		4.63%

Ratios to Average Net Assets(d)(e)
Total expenses	1.63%		1.62%		1.61%		1.72%		1.75%

Total expenses after fees waived and/or reimbursed	1.60%		1.58%		1.58%		1.67%		1.69%

Net investment income	0.78%		0.56%		0.70%		0.53%		0.61%

Supplemental Data
Net assets, end of year (000)	$1,535		$1,375		$1,247		$1,420		$1,549

Portfolio turnover rate of the LifePath Dynamic Master Portfolio	47	%(f)	46	%(f)	75	%(f)	50	%(f)	54	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.46%	0.47%	0.44%	0.48%	0.49%
Investments in underlying funds	0.12%	0.17%	0.15%	0.18%	0.16%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio and Master Small Cap Index Series.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	33

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2045 Fund (continued)

	Class K

	Year Ended December 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of year	$15.57		$14.01		$13.22		$14.18		$14.50

Net investment income(a)	0.32		0.29		0.27		0.40		0.29
Net realized and unrealized gain (loss)	(1.52)		2.84		0.83		(0.68)		0.55

Net increase (decrease) from investment operations	(1.20)		3.13		1.10		(0.28)		0.84

Distributions(b)
From net investment income	(0.33)		(0.33)		(0.31)		(0.27)		(0.24)
From net realized gain	(1.16)		(1.24)		—		(0.41)		(0.92)

Total distributions	(1.49)		(1.57)		(0.31)		(0.68)		(1.16)

Net asset value, end of year	$12.88		$15.57		$14.01		$13.22		$14.18

Total Return(c)
Based on net asset value	(7.99)%		22.58%		8.38%		(2.04)%		5.80%

Ratios to Average Net Assets(d)(e)
Total expenses	0.38%		0.37%		0.36%		0.40%		0.38%

Total expenses after fees waived and/or reimbursed	0.35%		0.33%		0.33%		0.34%		0.33%

Net investment income	2.04%		1.90%		2.02%		3.08%		1.92%

Supplemental Data
Net assets, end of year (000)	$4,471		$3,385		$1,271		$524		$28

Portfolio turnover rate of the LifePath Dynamic Master Portfolio	47	%(f)	46	%(f)	75	%(f)	50	%(f)	54	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.46%	0.47%	0.44%	0.49%	0.48%
Investments in underlying funds	0.12%	0.17%	0.15%	0.18%	0.16%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio and Master Small Cap Index Series.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

See notes to financial statements.

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2045 Fund (continued)

	Class R

	Year Ended December 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of year	$15.37		$13.85		$13.09		$14.04		$14.38

Net investment income(a)	0.21		0.19		0.19		0.15		0.15
Net realized and unrealized gain (loss)	(1.49)		2.80		0.80		(0.53)		0.58

Net increase (decrease) from investment operations	(1.28)		2.99		0.99		(0.38)		0.73

Distributions(b)
From net investment income	(0.24)		(0.23)		(0.23)		(0.16)		(0.15)
From net realized gain	(1.16)		(1.24)		—		(0.41)		(0.92)

Total distributions	(1.40)		(1.47)		(0.23)		(0.57)		(1.07)

Net asset value, end of year	$12.69		$15.37		$13.85		$13.09		$14.04

Total Return(c)
Based on net asset value	(8.63)%		21.81%		7.64%		(2.80)%		5.08%

Ratios to Average Net Assets(d)(e)
Total expenses	1.03%		1.02%		1.01%		1.21%		1.25%

Total expenses after fees waived and/or reimbursed	1.00%		0.98%		0.99%		1.15%		1.19%

Net investment income	1.38%		1.24%		1.39%		1.09%		1.04%

Supplemental Data
Net assets, end of year (000)	$3,196		$3,039		$1,780		$693		$520

Portfolio turnover rate of the LifePath Dynamic Master Portfolio	47	%(f)	46	%(f)	75	%(f)	50	%(f)	54	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.46%	0.47%	0.44%	0.48%	0.49%
Investments in underlying funds	0.12%	0.17%	0.15%	0.18%	0.16%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio and Master Small Cap Index Series.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	35

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2055 Fund

	Institutional

	Year Ended December 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of year	$15.86		$14.28		$13.46		$14.33		$14.64

Net investment income(a)	0.26		0.24		0.24		0.22		0.23
Net realized and unrealized gain (loss)	(1.56)		2.93		0.86		(0.57)		0.63

Net increase (decrease) from investment operations	(1.30)		3.17		1.10		(0.35)		0.86

Distributions(b)
From net investment income	(0.29)		(0.29)		(0.28)		(0.21)		(0.23)
From net realized gain	(1.08)		(1.30)		—		(0.31)		(0.94)

Total distributions	(1.37)		(1.59)		(0.28)		(0.52)		(1.17)

Net asset value, end of year	$13.19		$15.86		$14.28		$13.46		$14.33

Total Return(c)
Based on net asset value	(8.43)%		22.57%		8.20%		(2.52)%		5.90%

Ratios to Average Net Assets(d)(e)
Total expenses	0.61%		0.59%		0.59%		0.79%		0.82%

Total expenses after fees waived and/or reimbursed	0.55%		0.52%		0.54%		0.66%		0.67%

Net investment income	1.65%		1.54%		1.73%		1.53%		1.54%

Supplemental Data
Net assets, end of year (000)	$1,748		$4,863		$8,626		$7,381		$6,773

Portfolio turnover rate of the LifePath Dynamic Master Portfolio	57	%(f)	59	%(f)	80	%(f)	49	%(f)	48	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.51%	0.54%	0.52%	0.62%	0.66%
Investments in underlying funds	0.12%	0.17%	0.15%	0.18%	0.18%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio and Master Small Cap Index Series.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

See notes to financial statements.

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2055 Fund (continued)

	Investor A

	Year Ended December 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of year	$15.81		$14.25		$13.44		$14.30		$14.62

Net investment income(a)	0.24		0.22		0.20		0.19		0.20
Net realized and unrealized gain (loss)	(1.57)		2.90		0.85		(0.56)		0.62

Net increase (decrease) from investment operations	(1.33)		3.12		1.05		(0.37)		0.82

Distributions(b)
From net investment income	(0.27)		(0.26)		(0.24)		(0.18)		(0.20)
From net realized gain	(1.08)		(1.30)		—		(0.31)		(0.94)

Total distributions	(1.35)		(1.56)		(0.24)		(0.49)		(1.14)

Net asset value, end of year	$13.13		$15.81		$14.25		$13.44		$14.30

Total Return(c)
Based on net asset value	(8.63)%		22.24%		7.90%		(2.67)%		5.60%

Ratios to Average Net Assets(d)(e)
Total expenses	0.86%		0.85%		0.84%		1.04%		1.08%

Total expenses after fees waived and/or reimbursed	0.80%		0.78%		0.79%		0.91%		0.92%

Net investment income	1.53%		1.39%		1.49%		1.30%		1.32%

Supplemental Data
Net assets, end of year (000)	$11,583		$11,416		$9,317		$7,561		$5,543

Portfolio turnover rate of the LifePath Dynamic Master Portfolio	57	%(f)	59	%(f)	80	%(f)	49	%(f)	48	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.51%	0.54%	0.52%	0.62%	0.66%
Investments in underlying funds	0.12%	0.17%	0.15%	0.18%	0.18%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio and Master Small Cap Index Series.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2055 Fund (continued)

	Investor C

	Year Ended December 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of year	$15.62		$14.11		$13.31		$14.18		$14.51

Net investment income(a)	0.12		0.10		0.09		0.08		0.08
Net realized and unrealized gain (loss)	(1.56)		2.86		0.85		(0.56)		0.62

Net increase (decrease) from investment operations	(1.44)		2.96		0.94		(0.48)		0.70

Distributions(b)
From net investment income	(0.15)		(0.15)		(0.14)		(0.08)		(0.09)
From net realized gain	(1.08)		(1.30)		—		(0.31)		(0.94)

Total distributions	(1.23)		(1.45)		(0.14)		(0.39)		(1.03)

Net asset value, end of year	$12.95		$15.62		$14.11		$13.31		$14.18

Total Return(c)
Based on net asset value	(9.36)%		21.24%		7.05%		(3.48)%		4.85%

Ratios to Average Net Assets(d)(e)
Total expenses	1.66%		1.65%		1.65%		1.80%		1.83%

Total expenses after fees waived and/or reimbursed	1.60%		1.58%		1.59%		1.67%		1.67%

Net investment income	0.75%		0.62%		0.70%		0.54%		0.56%

Supplemental Data
Net assets, end of year (000)	$862		$729		$499		$543		$528

Portfolio turnover rate of the LifePath Dynamic Master Portfolio	57	%(f)	59	%(f)	80	%(f)	49	%(f)	48	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.51%	0.54%	0.52%	0.62%	0.66%
Investments in underlying funds	0.12%	0.17%	0.15%	0.18%	0.18%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio and Master Small Cap Index Series.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

See notes to financial statements.

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2055 Fund (continued)

	Class K

	Year Ended December 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of year	$16.06		$14.45		$13.62		$14.49		$14.77

Net investment income(a)	0.32		0.30		0.28		0.28		0.30
Net realized and unrealized gain (loss)	(1.60)		2.94		0.86		(0.58)		0.62

Net increase (decrease) from investment operations	(1.28)		3.24		1.14		(0.30)		0.92

Distributions(b)
From net investment income	(0.34)		(0.33)		(0.31)		(0.26)		(0.26)
From net realized gain	(1.08)		(1.30)		—		(0.31)		(0.94)

Total distributions	(1.42)		(1.63)		(0.31)		(0.57)		(1.20)

Net asset value, end of year	$13.36		$16.06		$14.45		$13.62		$14.49

Total Return(c)
Based on net asset value	(8.21)%		22.79%		8.42%		(2.15)%		6.26%

Ratios to Average Net Assets(d)(e)
Total expenses	0.41%		0.40%		0.37%		0.46%		0.46%

Total expenses after fees waived and/or reimbursed	0.35%		0.33%		0.33%		0.32%		0.32%

Net investment income	1.99%		1.88%		2.01%		1.97%		1.93%

Supplemental Data
Net assets, end of year (000)	$1,920		$1,426		$425		$52		$29

Portfolio turnover rate of the LifePath Dynamic Master Portfolio	57	%(f)	59	%(f)	80	%(f)	49	%(f)	48	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.51%	0.54%	0.52%	0.63%	0.65%
Investments in underlying funds	0.12%	0.17%	0.15%	0.18%	0.18%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio and Master Small Cap Index Series.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2055 Fund (continued)

	Class R

	Year Ended December 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of year	$15.80		$14.25		$13.44		$14.32		$14.62

Net investment income(a)	0.21		0.19		0.18		0.15		0.15
Net realized and unrealized gain (loss)	(1.58)		2.89		0.85		(0.57)		0.63

Net increase (decrease) from investment operations	(1.37)		3.08		1.03		(0.42)		0.78

Distributions(b)
From net investment income	(0.24)		(0.23)		(0.22)		(0.15)		(0.14)
From net realized gain	(1.08)		(1.30)		—		(0.31)		(0.94)

Total distributions	(1.32)		(1.53)		(0.22)		(0.46)		(1.08)

Net asset value, end of year	$13.11		$15.80		$14.25		$13.44		$14.32

Total Return(c)
Based on net asset value	(8.87)%		21.95%		7.74%		(3.00)%		5.37%

Ratios to Average Net Assets(d)(e)
Total expenses	1.06%		1.05%		1.04%		1.29%		1.32%

Total expenses after fees waived and/or reimbursed	1.00%		0.98%		0.99%		1.15%		1.17%

Net investment income	1.34%		1.20%		1.30%		1.07%		0.98%

Supplemental Data
Net assets, end of year (000)	$859		$768		$483		$292		$118

Portfolio turnover rate of the LifePath Dynamic Master Portfolio	57	%(f)	59	%(f)	80	%(f)	49	%(f)	48	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.51%	0.54%	0.51%	0.62%	0.65%
Investments in underlying funds	0.12%	0.17%	0.15%	0.18%	0.18%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio and Master Small Cap Index Series.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

See notes to financial statements.

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “LifePath Dynamic Funds” or individually, as a “LifePath Dynamic Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock LifePath® Dynamic 2025 Fund	LifePath Dynamic 2025 Fund	Diversified
BlackRock LifePath® Dynamic 2035 Fund	LifePath Dynamic 2035 Fund	Diversified
BlackRock LifePath® Dynamic 2045 Fund	LifePath Dynamic 2045 Fund	Diversified
BlackRock LifePath® Dynamic 2055 Fund	LifePath Dynamic 2055 Fund	Diversified

Each LifePath Dynamic Fund seeks to achieve its investment objective by investing all of its assets in a corresponding series of Master Investment Portfolio (“MIP”): LifePath Dynamic 2025 Master Portfolio, LifePath Dynamic 2035 Master Portfolio, LifePath Dynamic 2045 Master Portfolio and LifePath Dynamic 2055 Master Portfolio (each, a “LifePath Dynamic Master Portfolio” and together, the “LifePath Dynamic Master Portfolios”). MIP is an affiliate of the Trust. Each LifePath Dynamic Master Portfolio has the same investment objective and strategies as its corresponding LifePath Dynamic Fund. The value of each LifePath Dynamic Fund’s investment in its corresponding LifePath Dynamic Master Portfolio reflects the LifePath Dynamic Fund’s proportionate interest in the net assets of the LifePath Dynamic Master Portfolio. The performance of the LifePath Dynamic Funds is directly affected by the performance of the LifePath Dynamic Master Portfolios. At December 31, 2018, the percentage of each LifePath Dynamic Master Portfolio owned by the corresponding LifePath Dynamic Fund was 100%. The financial statements of the LifePath Dynamic Master Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the LifePath Dynamic Funds’ financial statements.

Each LifePath Dynamic Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are available only to certain employer-sponsored retirement plans. Effective November 8, 2018, the LifePath Dynamic Funds adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. The Board of Trustees of the Trust and Board of Trustees of MIP are referred to throughout this report as the “Board of Trustees” or the “Board” and the members are referred to as “Trustees.”

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K and Class R	No	No		None
Investor A	Yes	No	(a)	None
Investor C	No	Yes		To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The LifePath Dynamic Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (“BAL” or the “Administrator”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each LifePath Dynamic Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from each LifePath Dynamic Master Portfolio are accounted for on a trade date basis. Each LifePath Dynamic Fund records its proportionate share of its LifePath Dynamic Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the LifePath Dynamic Funds accrue their own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a LifePath Dynamic Fund enters into contracts that contain a variety of representations that provide general indemnification. A LifePath Dynamic Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a LifePath Dynamic Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a LifePath Dynamic Fund or its classes are charged to that LifePath Dynamic Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the LifePath Dynamic Funds and other shared expenses prorated to the LifePath Dynamic Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The LifePath Dynamic Funds’ policy is to value their financial instruments at fair value. Each LifePath Dynamic Fund records its investment in the LifePath Dynamic Master Portfolio at fair value based on the LifePath Dynamic Funds’ proportionate interest in the net assets of the LifePath Dynamic Master Portfolio. Valuation of securities held by the LifePath Dynamic Master Portfolios is discussed in Note 3 of the LifePath Dynamic Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the LifePath Dynamic Funds, entered into an Administration Agreement with BAL, which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the LifePath Dynamic Funds’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the LifePath Dynamic Fund’s. BAL is entitled to receive for these administrative services an annual fee of 0.35% based on the average daily net assets of each LifePath Dynamic Funds’ Institutional and Investor A Shares, 0.40% of the average daily net assets of Investor C Shares, 0.15% of the average daily net assets of Class K Shares and 0.30% of the average daily net assets of Class R Shares.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the LifePath Dynamic Funds and, accordingly, have a favorable impact on their performance. BAL may delegate certain of its administration duties to sub-administrators.

For the year ended December 31, 2018, the following table shows the class specific administration fees borne directly by each share class of each LifePath Dynamic Fund:

	Institutional	Investor A	Investor C	Class K	Class R	Total
LifePath Dynamic 2025 Fund	$62,004	$103,642	$10,218	$13,580	$13,452	$202,896
LifePath Dynamic 2035 Fund	37,815	111,737	10,784	10,125	10,481	180,942
LifePath Dynamic 2045 Fund	28,156	69,176	6,534	6,718	9,861	120,445
LifePath Dynamic 2055 Fund	16,913	42,511	3,432	2,828	2,743	68,427

Service and Distribution Fees: The Trust, on behalf of the LifePath Dynamic Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each LifePath Dynamic Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each LifePath Dynamic Fund as follows:

	Service Fees	Distribution Fees
Investor A	0.25%	—%
Investor C	0.25	0.75
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the LifePath Dynamic Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the year ended December 31, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of each LifePath Dynamic Fund:

Service and Distribution Fees	Investor A	Investor C	Class R	Total
LifePath Dynamic 2025 Fund	$74,040	$25,543	$22,418	$122,001
LifePath Dynamic 2035 Fund	79,886	26,999	17,467	124,352
LifePath Dynamic 2045 Fund	49,462	16,310	16,437	82,209
LifePath Dynamic 2055 Fund	30,424	8,581	4,572	43,577

Other Fees: For the year ended December 31, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each LifePath Dynamic Fund’s Investor A Shares as follows:

	LifePath Dynamic 2025 Fund	LifePath Dynamic 2035 Fund	LifePath Dynamic 2045 Fund	LifePath Dynamic 2055 Fund
Investor A	$604	$224	$382	$286

For the year ended December 31, 2018, affiliates received CDSCs as follows:

	LifePath Dynamic 2025 Fund	LifePath Dynamic 2035 Fund	LifePath Dynamic 2045 Fund	LifePath Dynamic 2055 Fund
Investor A	$—	$951	$(25)	$—
Investor C	23	247	36	112

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Expense Waivers: The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the LifePath Dynamic Funds’ independent registered public accounting firm (together, the “independent expenses”) are paid directly by the LifePath Dynamic Funds. BAL has contractually agreed to reimburse the LifePath Dynamic Funds or provide an offsetting credit against the administration fees paid by the LifePath Dynamic Funds in an amount equal to these independent expenses through April 30, 2028. For the year ended December 31, 2018, the LifePath Dynamic Funds waived the following amounts:

	LifePath Dynamic 2025 Fund	LifePath Dynamic 2035 Fund	LifePath Dynamic 2045 Fund	LifePath Dynamic 2055 Fund
Amounts waived	$10,015	$10,015	$9,987	$10,015

The LifePath Dynamic Funds have begun to incur expenses in connection with a proposed realignment and consolidation of the boards of trustees of certain BlackRock-advised funds, including the LifePath Dynamic Funds. The BlackRock Fund Advisors (the “Manager”) has voluntarily agreed to reimburse the LifePath Dynamic Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statements of Operations. For the year ended December 31, 2018, the amounts reimbursed were as follows:

Amount Reimbursed
LifePath Dynamic 2025 Fund	$2,981
LifePath Dynamic 2035 Fund	2,618
LifePath Dynamic 2045 Fund	2,520
LifePath Dynamic 2055 Fund	2,487

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the LifePath Dynamic Funds may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the LifePath Dynamic Funds’ investment policies and restrictions. Each LifePath Dynamic Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2018, the LifePath Dynamic Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates.

5.	INCOME TAX INFORMATION

It is each LifePath Dynamic Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each LifePath Dynamic Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each LifePath Dynamic Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on each LifePath Dynamic Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the LifePath Dynamic Funds as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the LifePath Dynamic Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the use of equalization were reclassified to the following accounts:

	LifePath Dynamic 2025 Fund	LifePath Dynamic 2035 Fund
Paid-in capital	$18,322	$6,434
Accumulated Loss	(18,322)	(6,434)

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

	LifePath Dynamic 2025 Fund		LifePath Dynamic 2035 Fund		LifePath Dynamic 2045 Fund	LifePath Dynamic 2055 Fund
Ordinary income
12/31/18	$2,975,989	(a)	$2,935,232	(a)	$1,995,328	$1,044,261
12/31/17	3,206,535		3,110,077		2,204,499	1,162,172
Long-term capital gains
12/31/18	1,561,818		1,736,862		1,210,884	645,338
12/31/17	1,596,216		1,642,045		1,061,756	583,121

Total
12/31/18	$4,537,807		$4,672,094		$3,206,212	$1,689,599

12/31/17	$4,802,751		$4,752,122		$3,266,255	$1,745,293

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of period end, the tax components of accumulated net losses were as follows:

	LifePath Dynamic 2025 Fund	LifePath Dynamic 2035 Fund	LifePath Dynamic 2045 Fund	LifePath Dynamic 2055 Fund
Undistributed ordinary income	$93,382	$99,948	$33,966	$11,334
Qualified late-year losses(a)	(946,142)	(1,148,263)	(868,719)	(529,528)
Net unrealized gains (losses)(b)	(277,812)	(434,988)	(344,820)	(251,727)

	$(1,130,572)	$(1,483,303)	$(1,179,573)	$(769,921)

(a)	The LifePath Dynamic Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.
(b)	The difference between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the timing and recognition of partnership income.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/18		Year Ended 12/31/17
LifePath Dynamic 2025 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	489,610	$6,605,422	317,652	$4,235,100
Shares issued in reinvestment of distributions	42,602	558,096	105,772	1,425,406
Shares redeemed	(1,818,550)	(24,057,969)	(1,074,389)	(14,001,597)

Net increase (decrease)	(1,286,338)	$(16,894,451)	(650,965)	$(8,341,091)

Investor A
Shares sold and automatic conversion of shares	440,495	$5,864,901	489,063	$6,533,134
Shares issued in reinvestment of distributions	202,587	2,457,256	172,356	2,318,504
Shares redeemed	(750,728)	(10,048,972)	(561,933)	(7,606,530)

Net increase (decrease)	(107,646)	$(1,726,815)	99,486	$1,245,108

Investor C
Shares sold	63,587	$851,659	62,718	$838,483
Shares issued in reinvestment of distributions	17,187	205,438	12,916	173,004
Shares redeemed and automatic conversion of shares	(63,741)	(848,835)	(69,239)	(929,545)

Net increase (decrease)	17,033	$208,262	6,395.000	$81,942

Class K
Shares sold	255,977	$3,460,475	624,060	$8,421,256
Shares issued in reinvestment of distributions	71,296	863,497	43,838	589,199
Shares redeemed	(138,864)	(1,868,666)	(310,764)	(4,230,158)

Net increase	188,409	$2,455,306	357,134	$4,780,297

Class R
Shares sold	135,645	$1,748,415	139,897	$1,871,600
Shares issued in reinvestment of distributions	35,815	430,247	21,715	292,121
Shares redeemed	(62,477)	(833,508)	(77,122)	(1,039,386)

Net increase	108,983	$1,345,154	84,490	$$1,124,335

Total Net Increase (Decrease)	(1,079,559)	$(14,612,544)	(103,460)	$(1,109,409)

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Year Ended 12/31/18		Year Ended 12/31/17
LifePath Dynamic 2035 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	264,562	$3,852,104	208,647	$2,984,958
Shares issued in reinvestment of distributions	34,223	461,900	65,609	946,925
Shares redeemed	(873,258)	(12,371,104)	(997,246)	(13,717,854)

Net increase (decrease)	(574,473)	$(8,057,100)	(722,990)	$(9,785,971)

Investor A
Shares sold and automatic conversion of shares	341,803	$4,898,137	408,646	$5,843,135
Shares issued in reinvestment of distributions	232,227	2,937,697	193,615	2,789,515
Shares redeemed	(490,579)	(6,976,676)	(628,447)	(9,059,722)

Net increase (decrease)	83,451	$859,158	(26,186)	$(427,072)

Investor C
Shares sold	78,177	$1,111,289	50,698	$713,464
Shares issued in reinvestment of distributions	20,065	248,781	13,460	192,302
Shares redeemed and automatic conversion of shares	(51,344)	(730,860)	(54,693)	(768,760)

Net increase	46,898	$629,210	9,465	$137,006

Class K
Shares sold	124,283	$1,822,958	376,149	$5,508,421
Shares issued in reinvestment of distributions	54,096	696,327	34,794	508,670
Shares redeemed	(42,967)	(621,229)	(211,247)	(3,128,510)

Net increase	135,412	$1,898,056	199,696	$2,888,581

Class R
Shares sold	59,883	$858,849	77,400	$1,113,260
Shares issued in reinvestment of distributions	25,185	317,943	21,738	313,369
Shares redeemed and automatic conversion of shares	(88,925)	(1,283,757)	(69,668)	(1,003,486)

Net increase (decrease)	(3,857)	$(106,965)	29,470	$$423,143

Total Net Decrease	(312,569)	$(4,777,641)	(510,545)	$(6,764,313)

	Year Ended 12/31/18		Year Ended 12/31/17
LifePath Dynamic 2045 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	178,525	$2,736,810	215,231	$3,199,186
Shares issued in reinvestment of distributions	32,974	460,490	50,202	769,957
Shares redeemed	(515,232)	(7,743,615)	(800,287)	(11,605,235)

Net decrease	(303,733)	$(4,546,315)	(534,854)	$(7,636,092)

Investor A
Shares sold and automatic conversion of shares	261,383	$3,961,941	263,897	$4,000,393
Shares issued in reinvestment of distributions	136,045	1,819,866	118,502	1,816,456
Shares redeemed	(311,698)	(4,780,156)	(314,333)	(4,838,133)

Net increase	85,730	$1,001,651	68,066	$978,716

Investor C
Shares sold	56,674	$858,315	48,096	$716,650
Shares issued in reinvestment of distributions	11,223	146,758	8,089	122,391
Shares redeemed and automatic conversion of shares	(35,947)	(544,148)	(56,640)	(873,618)

Net increase (decrease)	31,950	$460,925	(455)	$(34,577)

Class K
Shares sold	139,803	$2,184,070	231,819	$3,584,670
Shares issued in reinvestment of distributions	34,106	461,838	19,299	299,047
Shares redeemed	(44,264)	(677,975)	(124,412)	(1,956,751)

Net increase	129,645	$1,967,933	126,706	$1,926,966

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (continued)

LifePath Dynamic 2045 Fund	Shares	Amount	Shares	Amount

Class R
Shares sold	61,622	$935,397	102,013	$1,562,550
Shares issued in reinvestment of distributions	23,659	314,270	16,662	255,241
Shares redeemed	(31,151)	(473,505)	(49,419)	(750,115)

Net increase	54,130	$776,162	69,256	$1,067,676

Total Net Decrease	(2,278)	$(339,644)	(271,281)	$(3,697,311)

	Year Ended 12/31/18		Year Ended 12/31/17
LifePath Dynamic 2055 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	147,737	$2,339,289	178,417	$2,754,076
Shares issued in reinvestment of distributions	17,583	253,415	28,034	441,903
Shares redeemed	(339,454)	(5,267,062)	(503,831)	(7,512,656)

Net decrease	(174,134)	$(2,674,358)	(297,380)	$(4,316,677)

Investor A
Shares sold and automatic conversion of shares	220,170	$3,454,479	242,622	$3,783,905
Shares issued in reinvestment of distributions	79,904	1,096,534	66,449	1,043,791
Shares redeemed	(139,976)	(2,183,477)	(240,712)	(3,738,885)

Net increase	160,098	$2,367,536	68,359	$1,088,811

Investor C
Shares sold	34,855	$540,249	20,277	$312,477
Shares issued in reinvestment of distributions	5,620	75,457	3,955	61,472
Shares redeemed and automatic conversion of shares	(20,564)	(314,579)	(12,971)	(197,484)

Net increase	19,911	$301,127	11,261	$176,465

Class K
Shares sold	103,655	$1,663,652	155,653	$2,436,381
Shares issued in reinvestment of distributions	12,891	180,399	7,871	125,562
Shares redeemed	(61,632)	(991,964)	(104,145)	(1,654,836)

Net increase	54,914	$852,087	59,379	$907,107

Class R
Shares sold	38,030	$593,449	28,596	$440,159
Shares issued in reinvestment of distributions	5,706	78,303	4,219	66,219
Shares redeemed	(26,846)	(413,928)	(18,095)	(287,136)

Net increase	16,890	$257,824	14,720	$219,242

Total Net Increase (Decrease)	77,679	$1,104,216	(143,661)	$(1,925,052)

As of December 31, 2018, shares of the LifePath Dynamic Funds owned by BlackRock HoldCo 2, Inc., an affiliate of the LifePath Dynamic Funds, were as follows:

	LifePath Dynamic 2045 Fund	LifePath Dynamic 2055 Fund
Class K	2,003	2,001
Class R	—	2,000

7.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Trusts have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Distributions for the year ended December 31, 2017 were classified as follows:

Fund Name	Share Class	Net Investment Income	Net Realized Gain
LifePath Dynamic 2025 Fund	I	$277,975	$1,147,432
	A	405,057	1,913,447
	C	13,981	159,112
	K	115,092	474,107
	R	44,407	252,141
LifePath Dynamic 2035 Fund	I	177,693	769,232
	A	482,232	2,307,514
	C	18,503	174,786
	K	97,427	411,244
	R	47,987	265,504
LifePath Dynamic 2045 Fund	I	149,606	620,352
	A	318,687	1,497,799
	C	13,403	108,987
	K	57,766	244,413
	R	38,387	216,855
LifePath Dynamic 2055 Fund	I	80,255	361,647
	A	173,933	869,858
	C	6,312	55,161
	K	24,875	103,958
	R	10,580	58,714

Undistributed net investment income as of December 31, 2017 is as follows:

Fund Name	Undistributed Net Investment Income
LifePath Dynamic 2025 Fund	$45,416
LifePath Dynamic 2035 Fund	257,331
LifePath Dynamic 2045 Fund	235,253
LifePath Dynamic 2055 Fund	112,456

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the LifePath Dynamic Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	47

Report of Independent Registered Public Accounting Firm	BlackRock Funds III

To the Board of Trustees of BlackRock Funds III and the Shareholders of BlackRock LifePath® Dynamic 2025 Fund, BlackRock LifePath® Dynamic 2035 Fund, BlackRock LifePath® Dynamic 2045 Fund and BlackRock LifePath® Dynamic 2055 Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of BlackRock LifePath® Dynamic 2025 Fund, BlackRock LifePath® Dynamic 2035 Fund, BlackRock LifePath® Dynamic 2045 Fund and BlackRock LifePath® Dynamic 2055 Fund (four of the series constituting BlackRock Funds III, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the administrator of the Master Portfolios. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

Important Tax Information  (unaudited)

The following information is provided with respect to the ordinary income distributions paid during the taxable year ended December 31, 2018:

	Payable Dates	LifePath Dynamic 2025 Fund	LifePath Dynamic 2035 Fund	LifePath Dynamic 2045 Fund	LifePath Dynamic 2055 Fund
Qualified Dividend Income for Individuals(a)	Quarterly	21.04%	25.29%	28.21%	31.28%
Dividends Qualifying for the Dividend Received Deduction for Corporations(a)	Quarterly	7.04	8.49	9.40	10.84
Federal Obligation Interest(b)	Quarterly	2.58	0.96	—	—
Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents(c)	Quarterly	68.95	71.61	69.27	67.02

(a)	The LifePath Dynamic Funds hereby designate the percentage indicated above or the maximum amount allowable by law.
(b)

The law varies in each state as to whether and what percentage of dividend income attributable to U.S. federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

(c)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the LifePath Dynamic Funds distributed long-term capital gains per share as follows:

	Record Dates	LifePath Dynamic 2025 Fund	LifePath Dynamic 2035 Fund	LifePath Dynamic 2045 Fund	LifePath Dynamic 2055 Fund
Long-Term Capital Gains Per Share	06/28/18	$0.014260	$0.015953	$0.027475	$0.026720
	12/28/18	0.425813	0.519052	0.529606	0.504577

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Master Portfolio Information  as of December 31, 2018

LifePath® Dynamic 2025 Master Portfolio

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Equity Funds	53%
Fixed Income Funds	41
Short-Term Securities	5
Common Stocks	4
Liabilities in Excess of Other Assets	(3)

TEN LARGEST HOLDINGS

Holdings	Percent of Net Assets
Active Stock Master Portfolio	31%
CoreAlpha Bond Master Portfolio	30
International Tilts Master Portfolio	9
iShares TIPS Bond ETF	6
Master Total Return Portfolio	5
BlackRock Advantage Emerging Markets Fund — Class K	5
BlackRock Tactical Opportunities Fund — Class K	3
BlackRock Cash Funds: Treasury, SL Agency Shares	3
BlackRock Cash Funds: Institutional, SL Agency Shares	2
iShares MSCI EAFE Small-Cap ETF	2

LifePath® Dynamic 2035 Master Portfolio

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Equity Funds	69%
Fixed Income Funds	19
Common Stocks	9
Short-Term Securities	4
Liabilities in Excess of Other Assets	(1)

TEN LARGEST HOLDINGS

Holdings	Percent of Net Assets
Active Stock Master Portfolio	40%
CoreAlpha Bond Master Portfolio	13
International Tilts Master Portfolio	12
BlackRock Advantage Emerging Markets Fund — Class K	6
BlackRock Tactical Opportunities Fund — Class K	3
iShares MSCI EAFE Small-Cap ETF	3
Master Total Return Portfolio	3
BlackRock Cash Funds: Institutional, SL Agency Shares	3
iShares TIPS Bond ETF	3
iShares Edge MSCI Multifactor International ETF	3

The LifePath® Dynamic Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the LifePath® Dynamic Master Portfolios are regularly monitored and their composition may vary throughout various periods.

MASTER PORTFOLIO INFORMATION	49

Master Portfolio Information  as of December 31, 2018 (continued)

LifePath® Dynamic 2045 Master Portfolio

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Equity Funds	80%
Common Stocks	13
Fixed Income Funds	4
Short-Term Securities	2
Other Assets Less Liabilities	1

TEN LARGEST HOLDINGS

Holdings	Percent of Net Assets
Active Stock Master Portfolio	47%
International Tilts Master Portfolio	15
BlackRock Advantage Emerging Markets Fund — Class K	8
iShares Edge MSCI Multifactor USA ETF	4
CoreAlpha Bond Master Portfolio	3
iShares MSCI EAFE Small-Cap ETF	3
iShares Edge MSCI Multifactor International ETF	2
BlackRock Cash Funds: Institutional, SL Agency Shares	2
BlackRock Tactical Opportunities Fund — Class K	1
Simon Property Group, Inc.	1

LifePath® Dynamic 2055 Master Portfolio

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Equity Funds	81%
Common Stocks	14
Short-Term Securities	3
Fixed Income Funds	1
Other Assets Less Liabilities	1

TEN LARGEST HOLDINGS

Holdings	Percent of Net Assets
Active Stock Master Portfolio	44%
International Tilts Master Portfolio	16
BlackRock Advantage Emerging Markets Fund — Class K	8
iShares Edge MSCI Multifactor USA ETF	5
iShares MSCI EAFE Small-Cap ETF	4
iShares Edge MSCI Multifactor International ETF	3
BlackRock Cash Funds: Treasury, SL Agency Shares	2
CoreAlpha Bond Master Portfolio	1
BlackRock Cash Funds: Institutional, SL Agency Shares	1
iShares MSCI Canada ETF	1

The LifePath® Dynamic Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the LifePath® Dynamic Master Portfolios are regularly monitored and their composition may vary throughout various periods.

50	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2018	LifePath Dynamic 2025 Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(f) — 98.9%

Equity Funds — 52.9%
Active Stock Master Portfolio	$13,605,797	$13,605,797
BlackRock Advantage Emerging Markets Fund — Class K(a)	223,206	2,120,454
BlackRock Tactical Opportunities Fund — Class K	105,669	1,442,381
International Tilts Master Portfolio	$4,077,323	4,077,323
iShares Edge MSCI Multifactor International ETF	35,488	841,421
iShares Edge MSCI Multifactor USA ETF	17,069	475,542
iShares MSCI EAFE Small-Cap ETF(b)	17,282	895,553

		23,458,471

Fixed Income Funds — 40.8%
CoreAlpha Bond Master Portfolio	$13,093,963	13,093,963
iShares TIPS Bond ETF	23,792	2,605,462
Master Total Return Portfolio	$2,398,817	2,398,817

		18,098,242

Short-Term Securities — 5.2%
BlackRock Cash Funds: Institutional,
SL Agency Shares, 2.58%(c)(d)	951,508	951,603
BlackRock Cash Funds: Treasury,
SL Agency Shares, 2.38%(c)	1,351,614	1,351,614

		2,303,217

Total Affiliated Investment Companies — 98.9% (Cost — $43,731,549)		43,859,930

	Shares

Common Stocks — 4.1%

Equity Real Estate Investment Trusts (REITs) — 3.1%
Activia Properties, Inc.	8	32,503
Alexandria Real Estate Equities, Inc.	384	44,252
Ascendas Real Estate Investment Trust	8,500	16,041
Assura PLC	16,766	11,293
AvalonBay Communities, Inc.	337	58,655
Big Yellow Group PLC	1,635	18,195
Boston Properties, Inc.	456	51,323
Brandywine Realty Trust	1,411	18,160
Canadian Apartment Properties REIT	660	21,417
Capital & Regional PLC	27,238	9,565
CareTrust REIT, Inc.(b)	2,515	46,427
CyrusOne, Inc.	826	43,679
Derwent London PLC	290	10,545
EPR Properties	574	36,753
Equinix, Inc.	73	25,737
Equity Residential	544	35,909
Extra Space Storage, Inc.	352	31,849
Federal Realty Investment Trust	214	25,261
Gecina SA	139	17,994
GLP J-REIT	22	22,400
Hammerson PLC	1,112	4,681
Highwoods Properties, Inc.	501	19,384
Host Hotels & Resorts, Inc.	2,961	49,360
Hulic REIT, Inc.	8	12,422
Ichigo Office REIT Investment	12	10,596
Inmobiliaria Colonial Socimi SA	1,957	18,243
Invitation Homes, Inc.	915	18,373
JBG SMITH Properties	236	8,215
Kenedix Office Investment Corp.	5	31,914
Land Securities Group PLC	1,372	14,087
Link REIT	4,000	40,551
Prologis, Inc.	1,132	$66,471

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
PRS REIT PLC	13,917	$16,745
Regency Centers Corp.	577	33,858
Rexford Industrial Realty, Inc.	1,117	32,918
RioCan Real Estate Investment Trust	1,753	30,561
Scentre Group	13,507	37,133
Segro PLC	1,374	10,315
Simon Property Group, Inc.	486	81,643
Spirit Realty Capital, Inc.	734	25,874
STAG Industrial, Inc.	380	9,454
Sun Communities, Inc.	457	46,481
UDR, Inc.	966	38,273
Unibail-Rodamco-Westfield	271	41,936
Ventas, Inc.	697	40,837
VEREIT, Inc.	2,568	18,361
VICI Properties, Inc.	1,208	22,686
Welltower, Inc.	126	8,746

		1,368,076

Hotels, Restaurants & Leisure — 0.0%
Hilton Worldwide Holdings, Inc.	128	9,190
Marriott International, Inc., Class A	85	9,228

		18,418

Household Durables — 0.0%
Glenveagh Properties PLC(a)(e)	12,990	10,508

Internet Software & Services — 0.1%
NEXTDC Ltd.(a)	5,050	21,758

IT Services — 0.0%
GDS Holdings Ltd. — ADR(a)	819	18,911

Real Estate Management & Development — 0.9%
Aedas Homes SAU(a)(e)	495	12,568
Castellum AB	602	11,124
City Developments Ltd.	2,300	13,712
CK Asset Holdings Ltd.	6,500	47,558
Entra ASA(e)	1,582	21,069
Fabege AB	1,094	14,622
Godewind Immobilien AG(a)(e)	3,329	10,965
LEG Immobilien AG	253	26,395
Leopalace21 Corp.	2,300	9,119
Mega Manunggal Property Tbk PT(a)	548,000	19,816
Mitsubishi Estate Co. Ltd.	2,200	34,614
Mitsui Fudosan Co. Ltd.	1,700	37,760
Sun Hung Kai Properties Ltd.	3,000	42,815
Tokyu Fudosan Holdings Corp.	3,147	15,512
Vonovia SE	1,110	50,038
Wharf Real Estate Investment Co. Ltd.	3,000	17,943
Yanlord Land Group Ltd.	10,100	9,038

		394,668

Total Common Stocks — 4.1% (Cost — $1,853,687)		1,832,339

Total Investments — 103.0% (Cost — $ 45,585,236)		45,692,269

Liabilities in Excess of Other Assets — (3.0)%		(1,329,033)

Net Assets — 100.0%		$44,363,236

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of security was purchased with the cash collateral from loaned securities.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2025 Master Portfolio

(f)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the LifePath Dynamic Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the LifePath Dynamic Master Portfolio were as follows:

Affiliate Persons and/or Related Parties	Shares/ Investment Value Held at 12/31/17	Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
Active Stock Master Portfolio	$20,793,185	$—		$(7,187,388	)(b)	$13,605,797	$13,605,797	$361,756		$1,650,509	$(1,281,826)
BlackRock Advantage Emerging Markets Fund	259,717	6,679		(266,396)		—	—	—		345,680	(373,993)
BlackRock Advantage Emerging Markets Fund — Class K	—	426,992		(203,786)		223,206	2,120,454	—		(168,017)	(233,926)
BlackRock Cash Funds: Institutional, SL Agency Shares	212,473	739,035	(c)	—		951,508	951,603	2,846	(d)	(91)	16
BlackRock Cash Funds: Treasury, SL Agency Shares	775,245	576,369		—		1,351,614	1,351,614	24,605		—	—
BlackRock Commodity Strategies Fund	312,143	—		(312,143)		—	—	—		55,179	(139,302)
BlackRock Tactical Opportunities Fund — Class K	133,877	18,410		(46,618)		105,669	1,442,381	127,280		69,234	(97,114)
CoreAlpha Bond Master Portfolio	$14,922,780	$—		$(1,828,817	)(b)	$13,093,963	13,093,963	479,734		(492,221)	(248,749)
International Tilts Master Portfolio	$6,401,757	$—		$(2,324,434	)(b)	$4,077,323	4,077,323	169,578		(42,962)	(1,751,928)
iShares Edge MSCI Multifactor International ETF	39,022	8,042		(11,576)		35,488	841,421	23,208		10,070	(204,271)
iShares Edge MSCI Multifactor USA ETF	32,845	15,958		(31,734)		17,069	475,542	17,604		126,305	(165,050)
iShares MSCI EAFE Small-Cap ETF	15,555	10,101		(8,374)		17,282	895,553	27,087		(28,028)	(214,918)
iShares TIPS Bond ETF	32,629	5,633		(14,470)		23,792	2,605,462	97,531		(57,694)	(96,999)
Master Total Return Portfolio	$5,365,203	$—		$(2,966,386	)(b)	$2,398,817	2,398,817	160,308		(111,872)	119,152

							$43,859,930	$1,491,537		$1,356,092	$(4,688,908)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value sold.
(c)	Represents net shares/investment value purchased.
(d)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For LifePath Dynamic Master Portfolio compliance purposes, the LifePath Dynamic Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
Topix Index	4	03/07/19	$545	$(33,634)
S&P/TSX 60 Index	4	03/14/19	502	(15,937)
Russell 2000 E-Mini Index	19	03/15/19	1,282	(99,690)
S&P 500 E-Mini Index	14	03/15/19	1,754	(53,085)
10-Year U.S. Treasury Note	3	03/20/19	366	8,553

				$(193,793)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	2,000	USD	2,288	Nomura International PLC	01/15/19	$6
EUR	8,000	USD	9,137	Standard Chartered Bank	01/15/19	38
EUR	56,000	USD	63,886	Standard Chartered Bank	01/15/19	340
EUR	4,000	USD	4,558	State Street Bank and Trust Co.	01/15/19	30
EUR	4,000	USD	4,579	State Street Bank and Trust Co.	01/15/19	9
EUR	10,000	USD	11,380	State Street Bank and Trust Co.	01/15/19	89
GBP	4,000	USD	5,069	State Street Bank and Trust Co.	01/15/19	33
JPY	6,558,000	USD	58,932	BNP Paribas S.A.	01/15/19	940
JPY	688,000	USD	6,098	BNY Mellon	01/15/19	183

52	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2025 Master Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	525,000	USD	4,716	Bank of America N.A.	01/15/19	$77
JPY	1,101,000	USD	9,986	Citibank N.A.	01/15/19	65
JPY	668,000	USD	5,899	Goldman Sachs International	01/15/19	200
JPY	8,554,000	USD	76,412	Goldman Sachs International	01/15/19	1,683
JPY	211,000	USD	1,880	Nomura International PLC	01/15/19	46
JPY	349,000	USD	3,092	Royal Bank of Canada	01/15/19	94
JPY	2,495,000	USD	22,475	State Street Bank and Trust Co.	01/15/19	303
NZD	4,000	USD	2,613	Nomura International PLC	01/15/19	73
PHP	54,000	USD	1,013	Goldman Sachs International	01/15/19	15
PHP	146,000	USD	2,751	Goldman Sachs International	01/15/19	29
PHP	550,000	USD	10,360	JPMorgan Chase Bank N.A.	01/15/19	111
PHP	352,000	USD	6,615	State Street Bank and Trust Co.	01/15/19	86
SEK	11,000	USD	1,241	JPMorgan Chase Bank N.A.	01/15/19	2
SEK	77,000	USD	8,647	Standard Chartered Bank	01/15/19	49
SEK	6,000	USD	668	State Street Bank and Trust Co.	01/15/19	10
SEK	92,000	USD	10,246	State Street Bank and Trust Co.	01/15/19	144
SGD	1,000	USD	730	Citibank N.A.	01/15/19	4
SGD	22,000	USD	16,061	Citibank N.A.	01/15/19	85
SGD	1,000	USD	728	JPMorgan Chase Bank N.A.	01/15/19	6
SGD	20,000	USD	14,606	JPMorgan Chase Bank N.A.	01/15/19	72
SGD	2,000	USD	1,459	State Street Bank and Trust Co.	01/15/19	9
USD	5,817	AUD	8,000	Bank of America N.A.	01/15/19	180
USD	38,922	AUD	53,000	Bank of America N.A.	01/15/19	1,582
USD	4,229	AUD	6,000	Goldman Sachs International	01/15/19	1
USD	3,555	AUD	5,000	JPMorgan Chase Bank N.A.	01/15/19	33
USD	709	AUD	1,000	Nomura International PLC	01/15/19	4
USD	1,411	AUD	2,000	State Street Bank and Trust Co.	01/15/19	2
USD	1,412	AUD	2,000	State Street Bank and Trust Co.	01/15/19	3
USD	20,398	CAD	27,000	Bank of America N.A.	01/15/19	614
USD	2,251	CAD	3,000	JPMorgan Chase Bank N.A.	01/15/19	53
USD	3,072	CAD	4,000	JPMorgan Chase Bank N.A.	01/15/19	141
USD	1,466	CAD	2,000	Nomura International PLC	01/15/19	1
USD	1,515	CAD	2,000	State Street Bank and Trust Co.	01/15/19	49
USD	6,890	EUR	6,000	Barclays Bank PLC	01/15/19	9
USD	5,826	EUR	5,000	Royal Bank of Canada	01/15/19	92
USD	5,738	EUR	5,000	State Street Bank and Trust Co.	01/15/19	4
USD	7,010	EUR	6,000	State Street Bank and Trust Co.	01/15/19	129
USD	2,609	GBP	2,000	BNP Paribas S.A.	01/15/19	58
USD	2,558	GBP	2,000	Bank of America N.A.	01/15/19	7
USD	19,941	GBP	15,000	JPMorgan Chase Bank N.A.	01/15/19	810
USD	5,286	GBP	4,000	Royal Bank of Canada	01/15/19	185
USD	2,561	GBP	2,000	Standard Chartered Bank	01/15/19	10
USD	3,928	GBP	3,000	Standard Chartered Bank	01/15/19	102
USD	10,302	GBP	8,000	Standard Chartered Bank	01/15/19	99
USD	33,174	GBP	26,000	Standard Chartered Bank	01/15/19	15
USD	3,829	GBP	3,000	State Street Bank and Trust Co.	01/15/19	3
USD	5,374	HKD	42,000	Bank of America N.A.	01/15/19	9
USD	6,770	HKD	53,000	Goldman Sachs International	01/15/19	—
USD	51,924	HKD	405,000	Goldman Sachs International	01/15/19	185
USD	2,939	HKD	23,000	State Street Bank and Trust Co.	01/15/19	1
USD	6,006	HKD	47,000	UBS AG	01/15/19	2
USD	17,251	HKD	135,000	UBS AG	01/15/19	5
USD	805	ILS	3,000	Bank of America N.A.	01/15/19	2
USD	29,804	NOK	244,000	JPMorgan Chase Bank N.A.	01/15/19	1,569
USD	947	NOK	8,000	State Street Bank and Trust Co.	01/15/19	22
USD	693	NZD	1,000	State Street Bank and Trust Co.	01/15/19	22
EUR	2,326,340	USD	2,671,453	Bank of America N.A.	03/20/19	11,156
JPY	15,904,081	USD	142,405	Deutsche Bank AG	03/20/19	3,544
USD	1,340,862	AUD	1,852,066	Bank of America N.A.	03/20/19	34,646
USD	656,587	CAD	870,000	Bank of America N.A.	03/20/19	18,173
USD	7,564	GBP	5,906	Nomura International PLC	03/20/19	9

						78,362

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2025 Master Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	7,700	USD	5,485	Barclays Bank PLC	01/15/19	$(60)
AUD	8,000	USD	5,846	JPMorgan Chase Bank N.A.	01/15/19	(210)
AUD	5,000	USD	3,537	Standard Chartered Bank	01/15/19	(14)
AUD	2,000	USD	1,464	State Street Bank and Trust Co.	01/15/19	(55)
AUD	5,000	USD	3,614	State Street Bank and Trust Co.	01/15/19	(91)
AUD	11,000	USD	7,899	State Street Bank and Trust Co.	01/15/19	(149)
AUD	12,000	USD	8,651	State Street Bank and Trust Co.	01/15/19	(196)
AUD	23,000	USD	16,734	State Street Bank and Trust Co.	01/15/19	(530)
AUD	42,000	USD	30,286	State Street Bank and Trust Co.	01/15/19	(696)
CAD	1,000	USD	769	JPMorgan Chase Bank N.A.	01/15/19	(36)
CAD	5,000	USD	3,857	Nomura International PLC	01/15/19	(193)
CAD	25,000	USD	18,625	Standard Chartered Bank	01/15/19	(306)
CAD	3,000	USD	2,295	State Street Bank and Trust Co.	01/15/19	(97)
CHF	29,000	USD	29,555	State Street Bank and Trust Co.	01/15/19	(20)
EUR	3,000	USD	3,444	Bank of America N.A.	01/15/19	(4)
EUR	4,000	USD	4,670	Nomura International PLC	01/15/19	(82)
GBP	9,000	USD	11,894	BNP Paribas S.A.	01/15/19	(416)
GBP	3,000	USD	3,936	JPMorgan Chase Bank N.A.	01/15/19	(110)
GBP	9,000	USD	11,755	Nomura International PLC	01/15/19	(276)
GBP	1,000	USD	1,293	State Street Bank and Trust Co.	01/15/19	(18)
GBP	27,000	USD	34,546	State Street Bank and Trust Co.	01/15/19	(112)
HKD	115,000	USD	14,698	Citibank N.A.	01/15/19	(7)
HKD	8,000	USD	1,024	Royal Bank of Canada	01/15/19	(2)
HKD	471,000	USD	60,330	State Street Bank and Trust Co.	01/15/19	(160)
HKD	13,000	USD	1,663	UBS AG	01/15/19	(2)
ILS	13,000	USD	3,600	Bank of America N.A.	01/15/19	(120)
NOK	24,000	USD	2,958	JPMorgan Chase Bank N.A.	01/15/19	(180)
NOK	68,000	USD	7,968	State Street Bank and Trust Co.	01/15/19	(99)
USD	1,407	AUD	2,000	State Street Bank and Trust Co.	01/15/19	(2)
USD	7,048	CHF	7,000	Bank of America N.A.	01/15/19	(81)
USD	3,054	CHF	3,000	JPMorgan Chase Bank N.A.	01/15/19	(2)
USD	3,400	EUR	3,000	Deutsche Bank AG	01/15/19	(41)
USD	3,419	EUR	3,000	Deutsche Bank AG	01/15/19	(22)
USD	4,570	EUR	4,000	Goldman Sachs International	01/15/19	(18)
USD	70,594	EUR	62,000	Goldman Sachs International	01/15/19	(513)
USD	4,583	EUR	4,000	Nomura International PLC	01/15/19	(5)
USD	1,218	IDR	17,644,000	Goldman Sachs International	01/15/19	(5)
USD	17,825	IDR	277,802,000	Nomura International PLC	01/15/19	(1,432)
USD	82,228	JPY	9,228,000	Bank of America N.A.	01/15/19	(2,019)
USD	824	JPY	93,000	JPMorgan Chase Bank N.A.	01/15/19	(25)
USD	7,137	JPY	783,000	Nomura International PLC	01/15/19	(11)
USD	13,038	JPY	1,449,000	Nomura International PLC	01/15/19	(191)
USD	3,921	JPY	445,000	Standard Chartered Bank	01/15/19	(142)
USD	6,249	JPY	703,000	Standard Chartered Bank	01/15/19	(170)
USD	23,553	JPY	2,616,000	Standard Chartered Bank	01/15/19	(330)
USD	2,161	JPY	242,000	State Street Bank and Trust Co.	01/15/19	(48)
USD	10,835	JPY	1,215,000	State Street Bank and Trust Co.	01/15/19	(258)
USD	13,755	JPY	1,544,000	State Street Bank and Trust Co.	01/15/19	(341)
USD	26,916	JPY	3,011,000	State Street Bank and Trust Co.	01/15/19	(573)
USD	20,152	PHP	1,102,000	BNP Paribas S.A.	01/15/19	(827)
USD	11,904	SEK	107,000	Bank of America N.A.	01/15/19	(181)
USD	3,261	SEK	29,000	Citibank N.A.	01/15/19	(14)
USD	1,000	SEK	9,000	Goldman Sachs International	01/15/19	(17)
USD	16,869	SGD	23,000	Goldman Sachs International	01/15/19	(10)
USD	10,189	SGD	14,000	JPMorgan Chase Bank N.A.	01/15/19	(86)
USD	726	SGD	1,000	Nomura International PLC	01/15/19	(8)
USD	1,452	SGD	2,000	State Street Bank and Trust Co.	01/15/19	(16)
AUD	3,500,000	USD	2,533,993	Bank of America N.A.	03/20/19	(65,530)
CAD	1,029,563	USD	777,421	Morgan Stanley & Co. International PLC	03/20/19	(21,918)
USD	57,393	CHF	56,378	Bank of America N.A.	03/20/19	(378)
USD	1,345,703	EUR	1,171,363	Bank of America N.A.	03/20/19	(5,049)
USD	717,946	JPY	80,184,750	Nomura International PLC	03/20/19	(17,896)

						(122,400)

	Net unrealized depreciation					$(44,038)

54	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2025 Master Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of year ended, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Future contracts
Unrealized appreciation(a)	$—	$—	$—	$—	$8,553	$—	$8,553
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	78,362	—	—	78,362

	$—	$—	$—	$78,362	$8,553	$—	$86,915

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$202,346	$—	$—	$—	$202,346
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	122,400	—	—	122,400

	$—	$—	$202,346	$122,400	$—	$—	$324,746

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(110,738)	$—	$398,313	$—	$287,575
Forward foreign currency exchange contracts	—	—	—	11,828	—	—	11,828

	$—	$—	$(110,738)	$11,828	$398,313	$—	$299,403

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(224,219)	$—	$14,246	$—	$(209,973)
Forward foreign currency exchange contracts	—	—	—	(49,618)	—	—	(49,618)

	$—	$—	$(224,219)	$(49,618)	$14,246	$—	$(259,591)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$6,890,960
Average notional value of contracts — short	$4,881,522
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$2,555,260
Average amounts sold — in USD	$4,096,631
For more information about the LifePath Dynamic Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

The LifePath Dynamic Master Portfolio’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$40,847	$—
Forward foreign currency exchange contracts	78,362	122,400

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$119,209	$122,400
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(40,847)	—

Total derivative assets and liabilities subject to an MNA	$78,362	$122,400

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2025 Master Portfolio

The following table presents the LifePath Dynamic Master Portfolio’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the LifePath Dynamic Master Portfolio:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America N.A.	$66,446	$(66,446)	$—	$—	$—
Barclays Bank PLC	9	(9)	—	—	—
BNP Paribas S.A.	998	(998)	—	—	—
BNY Mellon	183	—	—	—	183
Citibank N.A.	154	(21)	—	—	133
Deutsche Bank AG	3,544	(63)	—	—	3,481
Goldman Sachs International	2,113	(563)	—	—	1,550
JPMorgan Chase Bank N.A.	2,797	(649)	—	—	2,148
Nomura International PLC	139	(139)	—	—	—
Royal Bank of Canada	371	(2)	—	—	369
Standard Chartered Bank	653	(653)	—	—	—
State Street Bank and Trust Co.	948	(948)	—	—	—
UBS AG	7	(2)	—	—	5

	$78,362	$(70,493)	$—	$—	$7,869

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America N.A.	$73,362	$(66,446)	$—	$—	$6,916
Barclays Bank PLC	60	(9)	—	—	51
BNP Paribas S.A.	1,243	(998)	—	—	245
Citibank N.A.	21	(21)	—	—	—
Deutsche Bank AG	63	(63)	—	—	—
Goldman Sachs International	563	(563)	—	—	—
JPMorgan Chase Bank N.A.	649	(649)	—	—	—
Morgan Stanley & Co. International PLC	21,918	—	—	—	21,918
Nomura International PLC	20,094	(139)	—	—	19,955
Royal Bank of Canada	2	(2)	—	—	—
Standard Chartered Bank	962	(653)	—	—	309
State Street Bank and Trust Co.	3,461	(948)	—	—	2,513
UBS AG	2	(2)	—	—	—

	$122,400	$(70,493)	$—	$—	$51,907

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

56	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2025 Master Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the LifePath Dynamic Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the LifePath Dynamic Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investments Companies:
Equity Funds	$5,775,351	$—	$—	$5,775,351
Fixed Income Fund	2,605,462	—	—	2,605,462
Short-Term Securities	2,303,217	—	—	2,303,217
Common Stocks:
Equity Real Estate Investment Trusts (REITs)	1,017,227	350,849	—	1,368,076
Hotels, Restaurants & Leisure	18,418	—	—	18,418
Household Durables	10,508	—	—	10,508
Internet Software & Services	—	21,758	—	21,758
IT Services	18,911	—	—	18,911
Real Estate Management & Development	32,384	362,284	—	394,668

Subtotal	$11,781,478	$734,891	$—	$12,516,369

Investments Valued at NAV(a)				33,175,900

Total Investments				$45,692,269

Derivative Financial Instruments(b)
Assets:
Forward foreign currency contracts	$—	$78,362	$—	$78,362
Interest rate contracts	8,553	—	—	8,553
Liabilities:
Forward foreign currency contracts	—	(122,400)	—	(122,400)
Equity contracts	(202,346)	—	—	(202,346)

	$(193,793)	$(44,038)	$—	$(237,831)

(a)	As of December 31, 2018, certain of the LifePath Dynamic Master Portfolio’s Investments were fair valued using net asset value NAV per share and have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contract. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	57

Schedule of Investments December 31, 2018	LifePath Dynamic 2035 Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(f) — 91.7%

Equity Funds — 69.2%
Active Stock Master Portfolio	$17,201,161	$17,201,161
BlackRock Advantage Emerging Markets Fund — Class K(a)	288,485	2,740,608
BlackRock Tactical Opportunities Fund — Class K	102,371	1,397,357
International Tilts Master Portfolio	$5,050,546	5,050,546
iShares Edge MSCI Multifactor International ETF	48,587	1,151,998
iShares Edge MSCI Multifactor USA ETF	29,879	832,429
iShares MSCI Canada ETF	1,178	28,225
iShares MSCI EAFE Small-Cap ETF(b)	24,627	1,276,171

		29,678,495

Fixed Income Funds — 18.5%
CoreAlpha Bond Master Portfolio	$5,494,666	5,494,666
iShares TIPS Bond ETF	10,594	1,160,149
Master Total Return Portfolio	$1,266,978	1,266,978

		7,921,793

Short-Term Securities — 4.0%
BlackRock Cash Funds: Institutional,
SL Agency Shares, 2.58%(c)(d)	1,249,787	1,249,912
BlackRock Cash Funds: Treasury,
SL Agency Shares, 2.38%(d)	467,926	467,926

		1,717,838

Total Affiliated Investment Companies — 91.7% (Cost — $39,271,800)		39,318,126

	Shares

Common Stocks — 9.4%

Equity Real Estate Investment Trusts (REITs) — 6.9%
Activia Properties, Inc.	18	73,132
Alexandria Real Estate Equities, Inc.	846	97,493
Ascendas Real Estate Investment Trust	18,700	35,290
Assura PLC	36,931	24,876
AvalonBay Communities, Inc.	742	129,145
Big Yellow Group PLC	3,601	40,074
Boston Properties, Inc.	1,005	113,113
Brandywine Realty Trust	3,109	40,013
Canadian Apartment Properties REIT	1,454	47,182
Capital & Regional PLC	61,762	21,688
CareTrust REIT, Inc.	5,542	102,305
CyrusOne, Inc.(b)	1,820	96,242
Derwent London PLC	638	23,199
EPR Properties	1,265	80,998
Equinix, Inc.	160	56,410
Equity Residential	1,200	79,212
Extra Space Storage, Inc.	777	70,303
Federal Realty Investment Trust	471	55,597
Gecina SA	307	39,741
GLP J-REIT	49	49,890
Hammerson PLC	2,628	11,064
Highwoods Properties, Inc.	1,104	42,714
Host Hotels & Resorts, Inc.	6,526	108,788
Hulic REIT, Inc.	18	27,950
Ichigo Office REIT Investment	26	22,959
Invitation Homes, Inc.	2,015	40,461
JBG SMITH Properties(b)	536	18,658
Kenedix Office Investment Corp.	10	63,828
Land Securities Group PLC	3,023	31,040
Link REIT	9,500	96,308
Prologis, Inc.	2,496	146,564
PRS REIT PLC(b)	29,746	35,791

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Regency Centers Corp.	1,272	$74,641
Rexford Industrial Realty, Inc.	2,462	72,555
RioCan Real Estate Investment Trust	3,863	67,345
Scentre Group	29,756	81,804
Segro PLC	3,027	22,724
Simon Property Group, Inc.	1,071	179,917
Spirit Realty Capital, Inc.	1,618	57,034
STAG Industrial, Inc.	837	20,825
Sun Communities, Inc.	1,008	102,524
UDR, Inc.	2,130	84,391
Unibail-Rodamco-Westfield	598	92,537
Ventas, Inc.	1,536	89,994
VEREIT, Inc.	5,659	40,462
VICI Properties, Inc.	2,675	50,236
Welltower, Inc.	278	19,296

		2,978,313

Hotels, Restaurants & Leisure — 0.1%
Hilton Worldwide Holdings, Inc.	282	20,247
Marriott International, Inc., Class A	187	20,301

		40,548

Household Durables — 0.1%
Glenveagh Properties PLC(a)(e)	29,839	24,137

Internet Software & Services — 0.1%
NEXTDC Ltd.(a)	11,125	47,933

IT Services — 0.1%
GDS Holdings Ltd. — ADR(a)	1,804	41,654

Real Estate Management & Development — 2.1%
Aedas Homes SAU(a)(e)	1,113	28,259
Castellum AB	1,325	24,484
City Developments Ltd.	5,000	29,809
CK Asset Holdings Ltd.	14,000	102,432
Entra ASA(e)	3,483	46,387
Fabege AB	2,407	32,172
Godewind Immobilien AG(a)(e)	7,824	25,770
Inmobiliaria Colonial Socimi SA	4,310	40,178
LEG Immobilien AG	569	59,364
Leopalace21 Corp.	5,000	19,824
Mega Manunggal Property Tbk PT(a)	1,024,300	37,040
Mitsubishi Estate Co. Ltd.	4,700	73,947
Mitsui Fudosan Co. Ltd.	3,700	82,184
Sun Hung Kai Properties Ltd.	6,500	92,766
Tokyu Fudosan Holdings Corp.	6,800	33,517
Vonovia SE	2,444	110,173
Wharf Real Estate Investment Co. Ltd.	7,000	41,866
Yanlord Land Group Ltd.	22,300	19,956

		900,128

Total Common Stocks — 9.4% (Cost — $4,106,909)		4,032,713

Total Investments — 101.1% (Cost — $ 43,378,709)		43,350,839

Liabilities in Excess of Other Assets — (1.1)%		(469,844)

Net Assets — 100.0%		$42,880,995

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	All or a portion of security was purchased with the cash collateral from loaned securities.
(d)	Annualized 7-day yield as of period end.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

58	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2035 Master Portfolio

(f)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the LifePath Dynamic Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the LifePath Dynamic Master Portfolio were as follows:

Affiliate Persons and/or Related Parties	Shares/ Investment Value Held at 12/31/17	Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
Active Stock Master Portfolio	$22,206,179	$—		$(5,005,018	)(b)	$17,201,161	$17,201,161	$407,697		$1,613,382	$(1,060,002)
BlackRock Advantage Emerging Markets Fund	310,305	—		(310,305	)(b)	—	—	—		385,019	(409,809)
BlackRock Advantage Emerging Markets Fund —Class K	—	463,205		(174,720)		288,485	2,740,608	—		(142,869)	(316,822)
BlackRock Cash Funds: Institutional, SL Agency Shares	248,900	1,000,887	(c)	—		1,249,787	1,249,912	3,139	(d)	179	9
BlackRock Cash Funds: Treasury, SL Agency Shares	313,891	154,035	(c)	—		467,926	467,926	13,215		—	—
BlackRock Commodity Strategies Fund	278,941	—		(278,941	)(b)	—	—	—		90,562	(165,742)
BlackRock Tactical Opportunities Fund — Class K	114,579	19,440		(31,648)		102,371	1,397,357	124,096		41,003	(82,847)
CoreAlpha Bond Master Portfolio	$4,206,863	$1,287,803	(c)	—		$5,494,666	5,494,666	162,443		(141,308)	(515,324)
International Tilts Master Portfolio	$7,366,737	—		$(2,316,191	)(b)	$5,050,546	5,050,546	195,280		(70,927)	(2,108,320)
iShares Edge MSCI Multifactor International ETF	43,028	12,250		(6,691)		48,587	1,151,998	38,355		(3,619)	(244,824)
iShares Edge MSCI Multifactor USA ETF	70,156	5,926		(46,203)		29,879	832,429	29,120		290,778	(354,956)
iShares MSCI Canada ETF	—	2,051		(873)		1,178	28,225	36,345		(1,999)	(4,244)
iShares MSCI EAFE Small-Cap ETF	15,766	12,044		(3,183)		24,627	1,276,171	942		(20,091)	(302,359)
iShares MSCI Japan ETF	—	1,881		(1,881)		—	—	32,650		(6,428)	—
iShares TIPS Bond ETF	12,182	2,036		(3,624)		10,594	1,160,149	524		(16,097)	(43,654)
Master Total Return Portfolio	$1,984,837	—		$(717,859	)(b)	$1,266,978	1,266,978	64,435		(43,364)	(4,864)

							$39,318,126	$1,108,241		$1,974,221	$(5,613,758)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value sold.
(c)	Represents net shares/investment value purchased.
(d)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For LifePath Dynamic Master Portfolio compliance purposes, the LifePath Dynamic Master Portfolio industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Long Contracts:
Topix Index	4	03/07/19	$59,740	$(33,634)
S&P/TSX 60 Index	5	03/14/19	857	(19,918)
Russell 2000 E-Mini Index	12	03/15/19	809	(60,927)
S&P 500 E-Mini Index	14	03/15/19	1,754	(53,085)
10-Year U.S. Treasury Note	8	03/20/19	976	22,808

				$(144,756)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	8,000	USD	9,121	Deutsche Bank AG	01/15/19	$54
EUR	7,000	USD	7,976	Goldman Sachs International	01/15/19	52
EUR	3,000	USD	3,432	Nomura International PLC	01/15/19	8
EUR	15,000	USD	17,132	Standard Chartered Bank	01/15/19	72
EUR	64,000	USD	73,012	Standard Chartered Bank	01/15/19	388
EUR	8,000	USD	9,157	State Street Bank and Trust Co.	01/15/19	18

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2035 Master Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	11,000	USD	12,518	State Street Bank and Trust Co.	01/15/19	$98
GBP	6,000	USD	7,603	State Street Bank and Trust Co.	01/15/19	49
JPY	1,067,000	USD	9,585	Bank of America N.A.	01/15/19	156
JPY	2,584,000	USD	23,437	Citibank N.A.	01/15/19	153
JPY	6,208,000	USD	55,923	Citibank N.A.	01/15/19	754
JPY	2,328,000	USD	20,557	Goldman Sachs International	01/15/19	697
JPY	10,426,000	USD	93,134	Goldman Sachs International	01/15/19	2,051
JPY	749,000	USD	6,637	Royal Bank of Canada	01/15/19	201
JPY	12,204,000	USD	109,706	Standard Chartered Bank	01/15/19	1,711
JPY	407,000	USD	3,606	State Street Bank and Trust Co.	01/15/19	110
JPY	723,000	USD	6,406	State Street Bank and Trust Co.	01/15/19	195
NZD	8,000	USD	5,226	Nomura International PLC	01/15/19	145
PHP	459,000	USD	8,624	Deutsche Bank AG	01/15/19	114
PHP	125,000	USD	2,346	Goldman Sachs International	01/15/19	34
PHP	289,000	USD	5,445	Goldman Sachs International	01/15/19	57
PHP	1,121,000	USD	21,115	JPMorgan Chase Bank N.A.	01/15/19	226
SEK	8,000	USD	902	JPMorgan Chase Bank N.A.	01/15/19	1
SEK	109,000	USD	12,241	Standard Chartered Bank	01/15/19	70
SEK	22,000	USD	2,448	State Street Bank and Trust Co.	01/15/19	37
SEK	109,000	USD	12,136	State Street Bank and Trust Co.	01/15/19	175
SGD	25,000	USD	18,247	Citibank N.A.	01/15/19	100
SGD	5,000	USD	3,638	JPMorgan Chase Bank N.A.	01/15/19	31
SGD	38,000	USD	27,751	JPMorgan Chase Bank N.A.	01/15/19	137
SGD	4,000	USD	2,920	State Street Bank and Trust Co.	01/15/19	15
SGD	5,000	USD	3,648	State Street Bank and Trust Co.	01/15/19	22
USD	11,633	AUD	16,000	Bank of America N.A.	01/15/19	361
USD	44,062	AUD	60,000	Bank of America N.A.	01/15/19	1,791
USD	23,258	AUD	33,000	Goldman Sachs International	01/15/19	8
USD	7,822	AUD	11,000	JPMorgan Chase Bank N.A.	01/15/19	72
USD	5,668	AUD	8,000	Nomura International PLC	01/15/19	32
USD	2,824	AUD	4,000	State Street Bank and Trust Co.	01/15/19	6
USD	3,528	AUD	5,000	State Street Bank and Trust Co.	01/15/19	6
USD	26,442	CAD	35,000	Bank of America N.A.	01/15/19	796
USD	10,664	CAD	14,000	Deutsche Bank AG	01/15/19	405
USD	12,464	CAD	17,000	Nomura International PLC	01/15/19	8
USD	5,302	CAD	7,000	State Street Bank and Trust Co.	01/15/19	173
USD	12,632	EUR	11,000	Barclays Bank PLC	01/15/19	16
USD	16,357	EUR	14,000	Goldman Sachs International	01/15/19	300
USD	11,477	EUR	10,000	State Street Bank and Trust Co.	01/15/19	8
USD	41,211	GBP	31,000	JPMorgan Chase Bank N.A.	01/15/19	1,675
USD	5,217	GBP	4,000	Nomura International PLC	01/15/19	116
USD	3,837	GBP	3,000	Standard Chartered Bank	01/15/19	11
USD	7,856	GBP	6,000	Standard Chartered Bank	01/15/19	204
USD	12,805	GBP	10,000	Standard Chartered Bank	01/15/19	52
USD	21,891	GBP	17,000	Standard Chartered Bank	01/15/19	210
USD	40,827	GBP	32,000	Standard Chartered Bank	01/15/19	15
USD	6,382	GBP	5,000	State Street Bank and Trust Co.	01/15/19	5
USD	61,924	HKD	483,000	Goldman Sachs International	01/15/19	221
USD	8,830	HKD	69,000	Nomura International PLC	01/15/19	15
USD	9,455	HKD	74,000	State Street Bank and Trust Co.	01/15/19	2
USD	6,267	HKD	49,000	UBS AG	01/15/19	8
USD	7,796	HKD	61,000	UBS AG	01/15/19	3
USD	19,807	HKD	155,000	UBS AG	01/15/19	5
USD	60,192	NOK	493,000	Deutsche Bank AG	01/15/19	3,143
USD	2,250	NOK	19,000	State Street Bank and Trust Co.	01/15/19	52
USD	5,872	SGD	8,000	Credit Suisse International	01/15/19	1
EUR	2,107,700	USD	2,420,377	Bank of America N.A.	03/20/19	10,108
JPY	15,604,988	USD	139,727	Deutsche Bank AG	03/20/19	3,478
USD	925,711	AUD	1,278,629	Bank of America N.A.	03/20/19	23,925
USD	566,023	CAD	750,000	Bank of America N.A.	03/20/19	15,666
USD	16,405	GBP	12,806	Nomura International PLC	03/20/19	21

						70,849

60	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2035 Master Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	2,000	USD	1,465	JPMorgan Chase Bank N.A.	01/15/19	$(56)
AUD	24,000	USD	17,095	JPMorgan Chase Bank N.A.	01/15/19	(187)
AUD	5,000	USD	3,537	Standard Chartered Bank	01/15/19	(14)
AUD	12,000	USD	8,674	State Street Bank and Trust Co.	01/15/19	(219)
AUD	16,000	USD	11,693	State Street Bank and Trust Co.	01/15/19	(420)
AUD	25,000	USD	17,952	State Street Bank and Trust Co.	01/15/19	(339)
AUD	27,000	USD	19,464	State Street Bank and Trust Co.	01/15/19	(442)
AUD	42,000	USD	30,557	State Street Bank and Trust Co.	01/15/19	(967)
AUD	56,000	USD	40,385	State Street Bank and Trust Co.	01/15/19	(932)
CAD	4,000	USD	3,074	Barclays Bank PLC	01/15/19	(143)
CAD	4,000	USD	3,086	Nomura International PLC	01/15/19	(155)
CAD	28,000	USD	20,860	Standard Chartered Bank	01/15/19	(343)
CAD	7,000	USD	5,301	State Street Bank and Trust Co.	01/15/19	(172)
CAD	10,000	USD	7,651	State Street Bank and Trust Co.	01/15/19	(324)
CHF	52,000	USD	53,002	BNP Paribas S.A.	01/15/19	(43)
EUR	4,000	USD	4,670	Barclays Bank PLC	01/15/19	(82)
EUR	11,000	USD	12,630	Standard Chartered Bank	01/15/19	(14)
GBP	20,000	USD	26,121	Nomura International PLC	01/15/19	(614)
GBP	2,000	USD	2,587	State Street Bank and Trust Co.	01/15/19	(36)
GBP	6,000	USD	7,872	State Street Bank and Trust Co.	01/15/19	(219)
GBP	15,000	USD	19,823	State Street Bank and Trust Co.	01/15/19	(692)
GBP	33,000	USD	42,224	State Street Bank and Trust Co.	01/15/19	(137)
HKD	135,000	USD	17,258	Barclays Bank PLC	01/15/19	(12)
HKD	17,000	USD	2,177	Royal Bank of Canada	01/15/19	(5)
HKD	27,000	USD	3,455	State Street Bank and Trust Co.	01/15/19	(6)
HKD	544,000	USD	69,681	State Street Bank and Trust Co.	01/15/19	(185)
HKD	30,000	USD	3,837	UBS AG	01/15/19	(5)
ILS	22,000	USD	6,093	Bank of America N.A.	01/15/19	(203)
NOK	42,000	USD	5,176	JPMorgan Chase Bank N.A.	01/15/19	(316)
NOK	82,000	USD	9,608	State Street Bank and Trust Co.	01/15/19	(119)
USD	2,815	AUD	4,000	State Street Bank and Trust Co.	01/15/19	(3)
USD	6,041	CHF	6,000	Bank of America N.A.	01/15/19	(69)
USD	5,086	CHF	5,000	Nomura International PLC	01/15/19	(7)
USD	3,400	EUR	3,000	Deutsche Bank AG	01/15/19	(41)
USD	17,094	EUR	15,000	Deutsche Bank AG	01/15/19	(109)
USD	10,283	EUR	9,000	Goldman Sachs International	01/15/19	(39)
USD	84,251	EUR	74,000	Goldman Sachs International	01/15/19	(619)
USD	1,144	EUR	1,000	Nomura International PLC	01/15/19	(3)
USD	41,246	EUR	36,000	Nomura International PLC	01/15/19	(42)
USD	14,024	GBP	11,000	Nomura International PLC	01/15/19	(5)
USD	38,195	HKD	299,000	Goldman Sachs International	01/15/19	(2)
USD	33,009	IDR	514,451,000	Nomura International PLC	01/15/19	(2,652)
USD	100,019	JPY	11,223,000	Bank of America N.A.	01/15/19	(2,442)
USD	2,844	JPY	321,000	JPMorgan Chase Bank N.A.	01/15/19	(87)
USD	16,933	JPY	1,882,000	Nomura International PLC	01/15/19	(249)
USD	51,637	JPY	5,665,000	Nomura International PLC	01/15/19	(82)
USD	1,951	JPY	219,000	Standard Chartered Bank	01/15/19	(49)
USD	3,507	JPY	398,000	Standard Chartered Bank	01/15/19	(127)
USD	13,306	JPY	1,497,000	Standard Chartered Bank	01/15/19	(361)
USD	46,566	JPY	5,172,000	Standard Chartered Bank	01/15/19	(652)
USD	13,737	JPY	1,538,000	State Street Bank and Trust Co.	01/15/19	(305)
USD	27,591	JPY	3,097,000	State Street Bank and Trust Co.	01/15/19	(684)
USD	29,196	JPY	3,274,000	State Street Bank and Trust Co.	01/15/19	(694)
USD	50,328	JPY	5,630,000	State Street Bank and Trust Co.	01/15/19	(1,072)
USD	36,463	PHP	1,994,000	BNP Paribas S.A.	01/15/19	(1,497)
USD	14,464	SEK	130,000	Citibank N.A.	01/15/19	(218)
USD	2,222	SEK	20,000	Goldman Sachs International	01/15/19	(37)
USD	7,668	SEK	68,000	State Street Bank and Trust Co.	01/15/19	(12)
USD	23,288	SGD	32,000	Citibank N.A.	01/15/19	(196)
USD	18,336	SGD	25,000	Goldman Sachs International	01/15/19	(11)
USD	3,631	SGD	5,000	Nomura International PLC	01/15/19	(38)
AUD	3,000,000	USD	2,171,994	Bank of America N.A.	03/20/19	(56,169)

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2035 Master Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	1,124,946	USD	849,445	Morgan Stanley & Co. International PLC	03/20/19	$(23,949)
USD	70,150	CHF	68,909	Bank of America N.A.	03/20/19	(461)
USD	1,008,221	EUR	877,603	Bank of America N.A.	03/20/19	(3,783)
USD	769,354	JPY	85,924,850	Nomura International PLC	03/20/19	(19,164)

						(123,331)

						$(52,482)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Future contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$22,808	$—	$22,808
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency contracts	—	—	—	70,849	—	—	70,849

	$—	$—	$—	$70,849	$22,808	$—	$93,657

Liabilities — Derivative Financial Instruments
Future contracts
Net unrealized depreciation(a)	$—	$—	$167,564	$—	$—	$—	$167,564
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency contracts	—	—	—	123,331	—	—	123,331

	$—	$—	$167,564	$123,331	$—	$—	$290,895

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(88,491)	$—	$208,091	$—	$119,600
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency contracts	—	—	—	16,792	—	—	16,792

	$—	$—	$(88,491)	$16,792	$208,091	$—	$136,392

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(164,884)	$—	$30,831	$—	$(134,053)
Forward foreign currency exchange contracts	—	—	—	(60,271)	—	—	(60,271)

	$—	$—	$(164,884)	$(60,271)	$30,831	$—	$(194,324)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,477,239
Average notional value of contracts — shorts	$3,645,728
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$2,769,241
Average amounts sold — in USD	$4,178,130

62	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2035 Master Portfolio

For more information about the LifePath Dynamic Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

The LifePath Dynamic Master Portfolio’s derivative assets and liabilities (by type) were as follows:

Derivative Financial Instruments — Offsetting as of Period End

	Assets	Liabilities
Futures contracts	$38,353	$—
Forward foreign currency exchange contracts	70,849	123,331

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$109,202	$123,331
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(38,353)	—

Total derivative assets and liabilities subject to an MNA	$70,849	$123,331

The following table presents the LifePath Dynamic Master Portfolio’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the LifePath Dynamic Master Portfolio:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America N.A.	$52,803	$(52,803)	$—	$—	$—
Barclays Bank PLC	16	(16)	—	—	—
Citibank N.A.	1,007	(414)	—	—	593
Credit Suisse International	1	—	—	—	1
Deutsche Bank AG	7,194	(150)	—	—	7,044
Goldman Sachs International	3,420	(708)	—	—	2,712
JPMorgan Chase Bank N.A.	2,142	(646)	—	—	1,496
Nomura International PLC	345	(345)	—	—	—
Royal Bank of Canada	201	(5)	—	—	196
Standard Chartered Bank	2,733	(1,560)	—	—	1,173
State Street Bank and Trust Co.	971	(971)	—	—	—
UBS AG	16	(5)	—	—	11

	$70,849	$(57,623)	$—	$—	$13,226

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America N.A.	$63,127	$(52,803)	$—	$—	$10,324
Barclays Bank PLC	237	(16)	—	—	221
BNP Paribas S.A.	1,540	—	—	—	1,540
Citibank N.A.	414	(414)	—	—	—
Deutsche Bank AG	150	(150)	—	—	—
Goldman Sachs International	708	(708)	—	—	—
JPMorgan Chase Bank N.A.	646	(646)	—	—	—
Morgan Stanley & Co. International PLC	23,949	—	—	—	23,949
Nomura International PLC	23,011	(345)	—	—	22,666
Royal Bank of Canada	5	(5)	—	—	—
Standard Chartered Bank	1,560	(1,560)	—	—	—
State Street Bank and Trust Co.	7,979	(971)	—	—	7,008
UBS AG	5	(5)	—	—	—

	$123,331	$(57,623)	$—	$—	$65,708

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2035 Master Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the LifePath Dynamic Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the LifePath Dynamic Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies:
Equity Funds	$7,426,787	$—	$—	$7,426,787
Fixed Income Fund	1,160,149	—	—	1,160,149
Short-Term Securities	1,717,838	—	—	1,717,838
Common Stocks:
Equity Real Estate Investment Trusts (REITs)	2,241,898	736,416	—	2,978,314
Hotels, Restaurants & Leisure	40,548	—	—	40,548
Household Durables	24,137	—	—	24,137
Internet Software & Services	—	47,933	—	47,933
IT Services	41,654	—	—	41,654
Real Estate Management & Development	65,299	834,829	—	900,128

Subtotal	$12,718,310	$1,619,178	$—	$14,337,488

Investments Valued at NAV(a)				29,013,351

Total Investments				$43,350,839

Derivative Financial Instruments(b)
Assets:
Forward foreign currency contracts	$—	$70,849	$—	$70,849
Interest rate contracts	22,808	—	—	22,808
Liabilities:
Equity contracts	(167,564)	—	—	(167,564)
Forward foreign currency contracts	—	(123,331)	—	(123,331)

	$(144,756)	$(52,482)	$—	$(197,238)

(a)	As of December 31, 2018, certain investments of the LifePath Dynamic Master Portfolio were fair valued using net asset value (“NAV”) per share and have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

64	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2018	LifePath Dynamic 2045 Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(f) — 86.3%

Equity Funds — 80.7%
Active Stock Master Portfolio	$14,311,152	$14,311,152
BlackRock Advantage Emerging Markets Fund — Class K(a)	245,996	2,336,961
BlackRock Tactical Opportunities Fund — Class K	23,768	324,429
International Tilts Master Portfolio	$4,608,540	4,608,540
iShares Edge MSCI Multifactor International ETF	31,238	740,653
iShares Edge MSCI Multifactor USA ETF	40,433	1,126,463
iShares MSCI EAFE Small-Cap ETF(b)	17,813	923,070

		24,371,268

Fixed Income Funds — 3.8%
CoreAlpha Bond Master Portfolio	$1,010,090	1,010,090
iShares TIPS Bond ETF	1,192	130,536

		1,140,626

Short-Term Securities — 1.8%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.58%(c)(d)	455,840	455,886
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.38%(c)	81,017	81,017

		536,903

Total Affiliated Investment Companies — 86.3% (Cost — $ 25,946,106)		26,048,797

	Shares

Common Stocks — 13.0%

Equity Real Estate Investment Trusts (REITs) — 9.8%
Activia Properties, Inc.	18	73,132
Alexandria Real Estate Equities, Inc.	826	95,188
Ascendas Real Estate Investment Trust	18,200	34,347
Assura PLC	36,034	24,272
AvalonBay Communities, Inc.	724	126,012
Big Yellow Group PLC	3,513	39,095
Boston Properties, Inc.	980	110,299
Brandywine Realty Trust	3,034	39,048
Canadian Apartment Properties REIT	1,418	46,013
Capital & Regional PLC	60,261	21,161
CareTrust REIT, Inc.	5,408	99,832
CyrusOne, Inc.	1,776	93,915
Derwent London PLC	623	22,653
EPR Properties	1,234	79,013
Equinix, Inc.	156	54,999
Equity Residential	1,171	77,298
Extra Space Storage, Inc.(b)	758	68,584
Federal Realty Investment Trust	460	54,298
Gecina SA	299	38,705
GLP J-REIT	47	47,853
Hammerson PLC	2,567	10,807
Highwoods Properties, Inc.	1,077	41,669
Host Hotels & Resorts, Inc.	6,369	106,171
Hulic REIT, Inc.	17	26,397
Ichigo Office REIT Investment	25	22,076
Inmobiliaria Colonial Socimi SA	4,205	39,199
Invitation Homes, Inc.(b)	1,967	39,497
JBG SMITH Properties	523	18,206
Kenedix Office Investment Corp.	10	63,828
Land Securities Group PLC	2,949	30,280
Link REIT	9,000	91,239
Prologis, Inc.	2,435	142,983

	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
PRS REIT PLC	28,990	$34,881
Regency Centers Corp.	1,241	72,822
Rexford Industrial Realty, Inc.	2,402	70,787
RioCan Real Estate Investment Trust	3,770	65,724
Scentre Group	29,034	79,819
Segro PLC	2,953	22,169
Simon Property Group, Inc.	1,045	175,550
Spirit Realty Capital, Inc.	1,579	55,660
STAG Industrial, Inc.	817	20,327
Sun Communities, Inc.	984	100,083
UDR, Inc.	2,078	82,330
Unibail-Rodamco-Westfield	583	90,216
Ventas, Inc.	1,499	87,826
VEREIT, Inc.	5,522	39,482
VICI Properties, Inc.	2,611	49,035
Welltower, Inc.	272	18,880

		2,943,660

Hotels, Restaurants & Leisure — 0.1%
Hilton Worldwide Holdings, Inc.	275	19,745
Marriott International, Inc., Class A	182	19,758

		39,503

Household Durables — 0.1%
Glenveagh Properties PLC(a)(e)	29,113	23,549

Internet Software & Services — 0.2%
NEXTDC Ltd.(a)	10,855	46,770

IT Services — 0.1%
GDS Holdings Ltd. — ADR(a)	1,760	40,638

Real Estate Management & Development — 2.7%
Aedas Homes SAU(a)(e)	1,094	27,777
Castellum AB	1,293	23,893
City Developments Ltd.	4,900	29,212
CK Asset Holdings Ltd.	13,500	98,774
Entra ASA(e)	3,398	45,255
Fabege AB	2,348	31,383
Godewind Immobilien AG(a)(e)	7,776	25,611
LEG Immobilien AG	555	57,903
Leopalace21 Corp.	4,900	19,428
Mega Manunggal Property Tbk PT(a)	870,200	31,468
Mitsubishi Estate Co. Ltd.	4,600	72,374
Mitsui Fudosan Co. Ltd.	3,600	79,963
Sun Hung Kai Properties Ltd.	6,000	85,630
Tokyu Fudosan Holdings Corp.	6,693	32,990
Vonovia SE	2,384	107,468
Wharf Real Estate Investment Co. Ltd.	7,000	41,866
Yanlord Land Group Ltd.	21,800	19,509

		830,504

Total Common Stocks — 13.0% (Cost — $3,993,456)		3,924,624

Total Investments — 99.3% (Cost — $29,939,562)		29,973,421

Other Assets Less Liabilities — 0.7%		211,263

Net Assets — 100.0%		$30,184,684

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of security was purchased with the cash collateral from loaned securities.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2045 Master Portfolio

(f)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the LifePath Dynamic Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the LifePath Dynamic Master Portfolio were as follows:

Affiliate Persons and/or Related Parties	Shares/ Investment Value Held at 12/31/17	Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
Active Stock Master Portfolio	$16,134,275	$—		$(1,823,123	)(b)	$14,311,152	$14,311,152	$309,415		$947,938	$(669,025)
BlackRock Advantage Emerging Markets Fund	238,517	7,702		(246,219)		—	—	—		267,788	(290,059)
BlackRock Advantage Emerging Markets Fund-Class K	—	357,411		(111,415)		245,996	2,336,961	—		(93,501)	(272,807)
BlackRock Cash Funds: Institutional, SL Agency Shares	417,921	37,919		—		455,840	455,886	2,538	(c)	126	21
BlackRock Cash Funds: Treasury, SL Agency Shares	200,781	—		(119,764)		81,017	81,017	21,419		—	—
BlackRock Commodity Strategies Fund	191,145	—		(191,145)		—	—	—		119,537	(171,044)
BlackRock Tactical Opportunities Fund	25,033	3,748		(5,013)		23,768	324,429	28,538		7,139	(18,068)
CoreAlpha Bond Master Portfolio	$709,709	300,381	(d)	$—		$1,010,090	1,010,090	25,382		(22,785)	(111,221)
International Tilts Master Portfolio	$4,997,493	—		$(388,953	)(b)	$4,608,540	4,608,540	148,684		(157,560)	(1,858,537)
iShares Edge MSCI Multifactor International ETF	51,188	1,384		(21,334)		31,238	740,653	22,543		86,277	(276,894)
iShares Edge MSCI Multifactor USA ETF	47,081	32,815		(39,463)		40,433	1,126,463	31,758		127,435	(223,617)
iShares MSCI Canada ETF	—	3,802		(3,802)		—	—	853		3,956	—
iShares MSCI EAFE Small-Cap ETF	17,529	3,270		(2,986)		17,813	923,070	25,423		(10,869)	(227,168)
iShares TIPS Bond ETF	1,086	264		(158)		1,192	130,536	3,685		(615)	(5,029)

							$26,048,797	$620,238		$1,274,866	$(4,123,448)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value sold.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Represents net shares/investment value purchased.

For LifePath Dynamic Master Portfolio compliance purposes, the LifePath Dynamic Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
Russell 2000 E-Mini Index	7	03/15/19	$472	$(22,192)
S&P/TSX 60 Index	5	03/14/19	628	(19,918)
Topix Index	3	03/07/19	409	(25,225)

				$(67,335)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	12,000	USD	13,681	Deutsche Bank AG	01/15/19	$81
EUR	6,000	USD	6,837	Goldman Sachs International	01/15/19	45
EUR	4,000	USD	4,576	Nomura International PLC	01/15/19	11
EUR	19,000	USD	21,700	Standard Chartered Bank	01/15/19	91
EUR	53,000	USD	60,463	Standard Chartered Bank	01/15/19	322
EUR	6,000	USD	6,828	State Street Bank and Trust Co.	01/15/19	54
EUR	7,000	USD	8,013	State Street Bank and Trust Co.	01/15/19	16
GBP	5,000	USD	6,336	State Street Bank and Trust Co.	01/15/19	41
IDR	45,887,000	USD	3,170	JPMorgan Chase Bank N.A.	01/15/19	11
JPY	1,067,000	USD	9,585	Bank of America N.A.	01/15/19	156
JPY	2,583,000	USD	23,428	Citibank N.A.	01/15/19	153
JPY	4,701,000	USD	42,347	Citibank N.A.	01/15/19	571
JPY	2,922,000	USD	25,802	Goldman Sachs International	01/15/19	874

66	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2045 Master Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	8,706,000	USD	77,769	Goldman Sachs International	01/15/19	$1,713
JPY	12,886,000	USD	115,794	Goldman Sachs International	01/15/19	1,849
JPY	745,000	USD	6,601	Royal Bank of Canada	01/15/19	200
JPY	723,000	USD	6,406	State Street Bank and Trust Co.	01/15/19	195
JPY	1,081,000	USD	9,578	State Street Bank and Trust Co.	01/15/19	291
NZD	6,000	USD	3,918	Nomura International PLC	01/15/19	110
PHP	419,000	USD	7,872	Deutsche Bank AG	01/15/19	105
PHP	125,000	USD	2,346	Goldman Sachs International	01/15/19	34
PHP	293,000	USD	5,520	Goldman Sachs International	01/15/19	58
PHP	1,084,000	USD	20,418	JPMorgan Chase Bank N.A.	01/15/19	218
SEK	110,000	USD	12,352	Standard Chartered Bank	01/15/19	71
SEK	33,000	USD	3,671	State Street Bank and Trust Co.	01/15/19	56
SEK	95,000	USD	10,580	State Street Bank and Trust Co.	01/15/19	149
SGD	4,000	USD	2,921	Citibank N.A.	01/15/19	15
SGD	22,000	USD	16,057	Goldman Sachs International	01/15/19	88
SGD	5,000	USD	3,638	JPMorgan Chase Bank N.A.	01/15/19	31
SGD	38,000	USD	27,751	JPMorgan Chase Bank N.A.	01/15/19	137
SGD	5,000	USD	3,648	State Street Bank and Trust Co.	01/15/19	22
USD	10,906	AUD	15,000	Bank of America N.A.	01/15/19	338
USD	27,486	AUD	39,000	Bank of America N.A.	01/15/19	10
USD	42,594	AUD	58,000	Bank of America N.A.	01/15/19	1,731
USD	10,628	AUD	15,000	Nomura International PLC	01/15/19	60
USD	2,823	AUD	4,000	State Street Bank and Trust Co.	01/15/19	4
USD	3,531	AUD	5,000	State Street Bank and Trust Co.	01/15/19	8
USD	11,425	CAD	15,000	BNP Paribas S.A.	01/15/19	434
USD	19,644	CAD	26,000	Bank of America N.A.	01/15/19	592
USD	4,502	CAD	6,000	Nomura International PLC	01/15/19	105
USD	14,664	CAD	20,000	Nomura International PLC	01/15/19	9
USD	6,817	CAD	9,000	State Street Bank and Trust Co.	01/15/19	223
USD	14,020	EUR	12,000	Goldman Sachs International	01/15/19	257
USD	11,483	EUR	10,000	Nomura International PLC	01/15/19	14
USD	10,329	EUR	9,000	State Street Bank and Trust Co.	01/15/19	7
USD	39,878	GBP	30,000	JPMorgan Chase Bank N.A.	01/15/19	1,618
USD	3,913	GBP	3,000	Nomura International PLC	01/15/19	87
USD	6,395	GBP	5,000	Standard Chartered Bank	01/15/19	18
USD	6,546	GBP	5,000	Standard Chartered Bank	01/15/19	170
USD	15,366	GBP	12,000	Standard Chartered Bank	01/15/19	62
USD	20,603	GBP	16,000	Standard Chartered Bank	01/15/19	198
USD	34,447	GBP	27,000	Standard Chartered Bank	01/15/19	13
USD	6,382	GBP	5,000	State Street Bank and Trust Co.	01/15/19	5
USD	50,898	HKD	397,000	Goldman Sachs International	01/15/19	182
USD	12,796	HKD	100,000	Nomura International PLC	01/15/19	21
USD	14,311	HKD	112,000	State Street Bank and Trust Co.	01/15/19	3
USD	18,912	HKD	148,000	State Street Bank and Trust Co.	01/15/19	5
USD	5,240	HKD	41,000	UBS AG	01/15/19	2
USD	9,209	HKD	72,000	UBS AG	01/15/19	11
USD	58,876	NOK	482,000	JPMorgan Chase Bank N.A.	01/15/19	3,100
USD	2,842	NOK	24,000	State Street Bank and Trust Co.	01/15/19	65
USD	8,075	SGD	11,000	State Street Bank and Trust Co.	01/15/19	2
EUR	1,396,960	USD	1,604,199	Bank of America N.A.	03/20/19	6,699
JPY	12,247,937	USD	109,668	Deutsche Bank AG	03/20/19	2,730
USD	599,236	AUD	827,689	Bank of America N.A.	03/20/19	15,488
USD	377,349	CAD	500,000	Bank of America N.A.	03/20/19	10,444

						52,483

AUD	17,000	USD	12,117	Barclays Bank PLC	01/15/19	(140)
AUD	6,000	USD	4,392	JPMorgan Chase Bank N.A.	01/15/19	(165)
AUD	15,000	USD	10,961	JPMorgan Chase Bank N.A.	01/15/19	(394)
AUD	3,000	USD	2,122	Standard Chartered Bank	01/15/19	(9)
AUD	12,000	USD	8,674	State Street Bank and Trust Co.	01/15/19	(219)
AUD	25,000	USD	17,952	State Street Bank and Trust Co.	01/15/19	(339)
AUD	31,000	USD	22,347	State Street Bank and Trust Co.	01/15/19	(507)

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2045 Master Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	37,000	USD	26,918	State Street Bank and Trust Co.	01/15/19	$(851)
AUD	48,000	USD	34,615	State Street Bank and Trust Co.	01/15/19	(797)
AUD	8,000	USD	5,787	UBS AG	01/15/19	(151)
CAD	4,000	USD	3,074	JPMorgan Chase Bank N.A.	01/15/19	(143)
CAD	3,000	USD	2,314	Nomura International PLC	01/15/19	(116)
CAD	24,000	USD	17,880	Standard Chartered Bank	01/15/19	(294)
CAD	1,000	USD	754	State Street Bank and Trust Co.	01/15/19	(21)
CAD	9,000	USD	6,816	State Street Bank and Trust Co.	01/15/19	(221)
CAD	12,000	USD	9,182	State Street Bank and Trust Co.	01/15/19	(389)
CHF	54,000	USD	55,039	Goldman Sachs International	01/15/19	(42)
EUR	2,000	USD	2,335	Barclays Bank PLC	01/15/19	(41)
EUR	15,000	USD	17,223	Standard Chartered Bank	01/15/19	(19)
GBP	14,000	USD	18,502	BNP Paribas S.A.	01/15/19	(647)
GBP	20,000	USD	26,121	Nomura International PLC	01/15/19	(614)
GBP	2,000	USD	2,587	State Street Bank and Trust Co.	01/15/19	(36)
GBP	6,000	USD	7,872	State Street Bank and Trust Co.	01/15/19	(219)
GBP	30,000	USD	38,386	State Street Bank and Trust Co.	01/15/19	(125)
HKD	173,000	USD	22,116	Barclays Bank PLC	01/15/19	(15)
HKD	15,000	USD	1,920	Royal Bank of Canada	01/15/19	(4)
HKD	83,000	USD	10,622	State Street Bank and Trust Co.	01/15/19	(19)
HKD	421,000	USD	53,927	State Street Bank and Trust Co.	01/15/19	(144)
HKD	28,000	USD	3,582	UBS AG	01/15/19	(5)
ILS	20,000	USD	5,539	Bank of America N.A.	01/15/19	(185)
NOK	39,000	USD	4,806	JPMorgan Chase Bank N.A.	01/15/19	(293)
NOK	7,000	USD	841	State Street Bank and Trust Co.	01/15/19	(31)
NOK	74,000	USD	8,668	State Street Bank and Trust Co.	01/15/19	(105)
USD	2,815	AUD	4,000	State Street Bank and Trust Co.	01/15/19	(3)
USD	9,062	CHF	9,000	Bank of America N.A.	01/15/19	(104)
USD	5,086	CHF	5,000	Citibank N.A.	01/15/19	(7)
USD	69,451	EUR	61,000	Citibank N.A.	01/15/19	(509)
USD	7,933	EUR	7,000	Deutsche Bank AG	01/15/19	(95)
USD	21,653	EUR	19,000	Deutsche Bank AG	01/15/19	(138)
USD	49,267	EUR	43,000	Goldman Sachs International	01/15/19	(50)
USD	2,288	EUR	2,000	Nomura International PLC	01/15/19	(5)
USD	10,283	EUR	9,000	Nomura International PLC	01/15/19	(39)
USD	17,852	GBP	14,000	Bank of America N.A.	01/15/19	(3)
USD	44,199	HKD	346,000	Goldman Sachs International	01/15/19	(3)
USD	33,047	IDR	515,042,000	Nomura International PLC	01/15/19	(2,655)
USD	83,273	JPY	9,344,000	Bank of America N.A.	01/15/19	(2,033)
USD	2,835	JPY	320,000	JPMorgan Chase Bank N.A.	01/15/19	(86)
USD	13,335	JPY	1,482,000	Nomura International PLC	01/15/19	(195)
USD	60,752	JPY	6,665,000	Nomura International PLC	01/15/19	(96)
USD	9,904	JPY	1,124,000	Standard Chartered Bank	01/15/19	(357)
USD	10,083	JPY	1,132,000	Standard Chartered Bank	01/15/19	(252)
USD	12,106	JPY	1,362,000	Standard Chartered Bank	01/15/19	(329)
USD	45,215	JPY	5,022,000	Standard Chartered Bank	01/15/19	(634)
USD	5,287	JPY	592,000	State Street Bank and Trust Co.	01/15/19	(117)
USD	27,528	JPY	3,090,000	State Street Bank and Trust Co.	01/15/19	(682)
USD	36,428	JPY	4,085,000	State Street Bank and Trust Co.	01/15/19	(866)
USD	50,337	JPY	5,631,000	State Street Bank and Trust Co.	01/15/19	(1,072)
USD	35,128	PHP	1,921,000	BNP Paribas S.A.	01/15/19	(1,442)
USD	9,022	SEK	80,000	Citibank N.A.	01/15/19	(14)
USD	2,555	SEK	23,000	Goldman Sachs International	01/15/19	(43)
USD	13,017	SEK	117,000	Goldman Sachs International	01/15/19	(197)
USD	22,561	SGD	31,000	JPMorgan Chase Bank N.A.	01/15/19	(190)
USD	5,084	SGD	7,000	State Street Bank and Trust Co.	01/15/19	(54)
USD	15,402	SGD	21,000	State Street Bank and Trust Co.	01/15/19	(9)
AUD	2,000,000	USD	1,447,996	Bank of America N.A.	03/20/19	(37,446)
CAD	937,701	USD	708,056	Morgan Stanley & Co. International PLC	03/20/19	(19,963)
GBP	17,656	USD	22,611	Bank of America N.A.	03/20/19	(23)
USD	39,667	CHF	38,965	Bank of America N.A.	03/20/19	(261)

68	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2045 Master Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	651,337	EUR	567,158	Bank of America N.A.	03/20/19	$(2,679)
USD	520,113	JPY	58,089,000	Nomura International PLC	03/20/19	(12,960)

						(92,911)

	Net unrealized depreciation					$(40,428)

Derivative Financial Instruments Categorized by Risk Exposure

As of year ended, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$52,483	$—	$—	$52,483

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$67,335	$—	$—	$—	$67,335
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	92,911	—	—	92,911

	$—	$—	$67,335	$92,911	$—	$—	$160,246

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$14,166	$—	$—	$—	$14,166
Forward foreign currency exchange contracts	—	—	—	(6,551)	—	—	(6,551)

	$—	$—	$14,166	$(6,551)	$—	$—	$7,615

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(76,419)	$—	$—	$—	$(76,419)
Forward foreign currency exchange contracts	—	—	—	(48,583)	—	—	(48,583)

	$—	$—	$(76,419)	$(48,583)	$—	$—	$(125,002)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,185,830
Average notional value of contracts — short	$1,002,413
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$2,052,981
Average amounts sold — in USD	$3,201,682

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2045 Master Portfolio

For more information about the LifePath Dynamic Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

The LifePath Dynamic Master Portfolio’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$16,740	$—
Forward foreign currency exchange contracts	52,483	92,911

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$69,223	$92,911
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(16,740)	—

Total derivative assets and liabilities subject to an MNA	$52,483	$92,911

The following table presents the LifePath Dynamic Master Portfolio’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the LifePath Dynamic Master Portfolio:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America N.A.	$35,458	$(35,458)	$—	$—	$—
BNP Paribas S.A.	434	(434)	—	—	—
Citibank N.A.	739	(530)	—	—	209
Deutsche Bank AG	2,916	(233)	—	—	2,683
Goldman Sachs International	5,100	(335)	—	—	4,765
JPMorgan Chase Bank N.A.	5,115	(1,271)	—	—	3,844
Nomura International PLC	417	(417)	—	—	—
Royal Bank of Canada	200	(4)	—	—	196
Standard Chartered Bank	945	(945)	—	—	—
State Street Bank and Trust Co.	1,146	(1,146)	—	—	—
UBS AG	13	(13)	—	—	—

	$52,483	$(40,786)	$—	$—	$11,697

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America N.A.	$42,734	$(35,458)	$—	$—	$7,276
Barclays Bank PLC	196	—	—	—	196
BNP Paribas S.A.	2,089	(434)	—	—	1,655
Citibank N.A.	530	(530)	—	—	—
Deutsche Bank AG	233	(233)	—	—	—
Goldman Sachs International	335	(335)			—
JPMorgan Chase Bank N.A.	1,271	(1,271)	—	—	—
Morgan Stanley & Co. International PLC	19,963	—	—	—	19,963
Nomura International PLC	16,680	(417)	—	—	16,263
Royal Bank of Canada	4	(4)	—	—	—
Standard Chartered Bank	1,894	(945)	—	—	949
State Street Bank and Trust Co.	6,826	(1,146)	—	—	5,680
UBS AG	156	(13)	—	—	143

	$92,911	$(40,786)	$—	$—	$52,125

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

70	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2045 Master Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the LifePath Dynamic Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the LifePath Dynamic Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investments Companies:
Equity Funds	$5,451,576	$—	$—	$5,451,576
Fixed Income Fund	130,536	—	—	130,536
Short-Term Securities	536,903	—	—	536,903
Common Stocks:
Equity Real Estate Investment Trusts (REITs)	2,187,573	756,087	—	2,943,660
Hotels, Restaurants & Leisure	39,503	—	—	39,503
Household Durables	23,549	—	—	23,549
Internet Software & Services	—	46,770	—	46,770
IT Services	40,638	—	—	40,638
Real Estate Management & Development	59,245	771,259	—	830,504

Subtotal	$8,469,523	$1,574,116	$—	$10,043,639

Investments Valued at NAV(a)				19,929,782

Total Investments				$29,973,421

Derivative Financial Instruments(b)
Assets:
Forward foreign currency contracts	$—	$52,483	$—	$52,483
Liabilities:
Forward foreign currency contracts	—	(92,911)	—	(92,911)
Equity contracts	(67,335)	—	—	(67,335)

	$(67,335)	$(40,428)	$—	$(107,763)

(a)	As of December 31, 2018, certain of the LifePath Dynamic Master Portfolio’s Investments were fair valued using net asset value (“NAV”) per share and have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Transfers between Level 1 and Level 2 were as follows:

	Transfer out of Level 1 (a)	Transfer into Level 2 (a)
Assets:
Investments:
Common Stocks:
Real Estate Investment Trusts (REITs)	$(228,474)	$228,474
Real Estate Management & Development	(103,290)	103,290

	$(331,764)	$331,764

(a)	External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	71

Schedule of Investments December 31, 2018	LifePath Dynamic 2055 Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(f) — 85.2%

Equity Funds — 81.3%
Active Stock Master Portfolio	$7,607,800	$7,607,800
BlackRock Advantage Emerging Markets Fund — Class K(a)	149,850	1,423,574
International Tilts Master Portfolio	$2,731,807	2,731,807
iShares Edge MSCI Multifactor International ETF	18,468	437,876
iShares Edge MSCI Multifactor USA ETF	33,447	931,833
iShares MSCI Canada ETF(b)	4,986	119,465
iShares MSCI EAFE Small-Cap ETF	12,729	659,617

		13,911,972

Fixed Income Fund — 1.1%
CoreAlpha Bond Master Portfolio	$195,395	195,395

Short-Term Securities — 2.8%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.58%(c)(d)	129,439	129,452
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.38%(c)	344,109	344,109

		473,561

Total Affiliated Investment Companies — 85.2% (Cost — $14,650,854)		14,580,928

	Shares

Common Stocks — 13.7%

Equity Real Estate Investment Trusts (REITs) — 10.1%
Activia Properties, Inc.	11	44,692
Alexandria Real Estate Equities, Inc.	492	56,698
Ascendas Real Estate Investment Trust	10,900	20,570
Assura PLC	21,468	14,460
AvalonBay Communities, Inc.	431	75,015
Big Yellow Group PLC	2,093	23,292
Boston Properties, Inc.	584	65,729
Brandywine Realty Trust	1,808	23,269
Canadian Apartment Properties REIT	845	27,420
Capital & Regional PLC	35,901	12,607
CareTrust REIT, Inc.(b)	3,223	59,497
CyrusOne, Inc.	1,059	56,000
Derwent London PLC	371	13,490
EPR Properties	735	47,062
Equinix, Inc.	93	32,788
Equity Residential	698	46,075
Extra Space Storage, Inc.	452	40,897
Federal Realty Investment Trust	274	32,343
Gecina SA	178	23,042
GLP J-REIT	28	28,508
Hammerson PLC	1,529	6,437
Highwoods Properties, Inc.	642	24,839
Host Hotels & Resorts, Inc.	3,795	63,263
Hulic REIT, Inc.	10	15,528
Ichigo Office REIT Investment	15	13,245
Invitation Homes, Inc.	1,172	23,534
JBG SMITH Properties	311	10,826
Kenedix Office Investment Corp.	6	38,297
Land Securities Group PLC	1,757	18,041
Link REIT	5,500	55,757
Prologis, Inc.	1,451	85,203
PRS REIT PLC	17,530	21,092
Regency Centers Corp.	740	43,423
Rexford Industrial Realty, Inc.	1,431	42,172
RioCan Real Estate Investment Trust	2,247	39,173

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Scentre Group	17,299	$47,558
Segro PLC	1,759	13,205
Simon Property Group, Inc.	623	104,658
Spirit Realty Capital, Inc.	941	33,170
STAG Industrial, Inc.	487	12,117
Sun Communities, Inc.	586	59,602
UDR, Inc.	1,238	49,050
Unibail-Rodamco-Westfield	348	53,851
Ventas, Inc.	893	52,321
VEREIT, Inc.	3,290	23,523
VICI Properties, Inc.	1,556	29,222
Welltower, Inc.	162	11,244

		1,733,805

Hotels, Restaurants & Leisure — 0.1%
Hilton Worldwide Holdings, Inc.	164	11,775
Marriott International, Inc., Class A	109	11,833

		23,608

Household Durables — 0.1%
Glenveagh Properties PLC(a)(e)	17,345	14,030

Internet Software & Services — 0.2%
NEXTDC Ltd.(a)	6,467	27,864

IT Services — 0.2%
GDS Holdings Ltd. — ADR(a)	1,049	24,221

Real Estate Management & Development — 3.0%
Aedas Homes SAU(a)(e)	658	16,706
Castellum AB	770	14,229
City Developments Ltd.	2,900	17,289
CK Asset Holdings Ltd.	8,000	58,533
Entra ASA(e)	2,024	26,956
Fabege AB	1,399	18,699
Godewind Immobilien AG(a)(e)	4,751	15,648
Inmobiliaria Colonial Socimi SA	2,505	23,351
LEG Immobilien AG	331	34,533
Leopalace21 Corp.	2,900	11,498
Mega Manunggal Property Tbk PT(a)	464,700	16,804
Mitsubishi Estate Co. Ltd.	2,800	44,054
Mitsui Fudosan Co. Ltd.	2,200	48,866
Sun Hung Kai Properties Ltd.	3,500	49,951
Tokyu Fudosan Holdings Corp.	3,930	19,371
Vonovia SE	1,420	64,012
Wharf Real Estate Investment Co. Ltd.	4,000	23,924
Yanlord Land Group Ltd.	13,000	11,634

		516,058

Total Common Stocks — 13.7% (Cost — $2,385,310)		2,339,586

Total Investments — 98.9% (Cost — $17,036,164)		16,920,514

Other Assets Less Liabilities — 1.1%		183,370

Net Assets — 100.0%		$17,103,884

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of security was purchased with the cash collateral from loaned securities.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

72	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2055 Master Portfolio

(f)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the LifePath Dynamic Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the LifePath Dynamic Master Portfolio were as follows:

Affiliate Persons and/or Related Parties	Shares/ Investment Value Held at 12/31/17	Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
Active Stock Master Portfolio	$8,304,880	—		$(697,080	)(b)	$7,607,800	$7,607,800	$165,980		$473,161	$(280,619)
BlackRock Advantage Emerging Markets Fund	132,177	—		(132,177	)(b)	—	—	—		148,981	(160,586)
BlackRock Advantage Emerging Markets Fund — Class K	—	149,850	(c)	—		149,850	1,423,574	—		(63,540)	(168,672)
BlackRock Cash Funds: Institutional, SL Agency Shares	199,849	—		(70,410	)(b)	129,439	129,452	1,537	(d)	(71)	11
BlackRock Cash Funds: Treasury, SL Agency Shares	95,383	248,726	(c)	—		344,109	344,109	7,687		—	—
BlackRock Commodity Strategies Fund	104,226	—		(104,226	)(b)	—	—	—		69,374	(97,715)
CoreAlpha Bond Master Portfolio	$209,049	—		$(13,654	)(b)	$195,395	195,395	6,617		(6,433)	(5,732)
International Tilts Master Portfolio	$2,546,884	$184,923	(c)	—		$2,731,807	2,731,807	84,276		(139,133)	(1,062,907)
iShares Edge MSCI Multifactor International ETF	30,831	—		(12,363	)(b)	18,468	437,876	12,895		51,334	(165,257)
iShares Edge MSCI Multifactor USA ETF	36,550	—		(3,103	)(b)	33,447	931,833	31,927		20,754	(142,557)
iShares MSCI Canada ETF	—	4,986	(c)	—		4,986	119,465	2,938		789	(20,750)
iShares MSCI EAFE Small-Cap ETF	11,374	1,355	(c)	—		12,729	659,617	16,578		21,748	(176,897)
iShares Russell 2000 ETF	196	—		(196)		—	—	48		1,877	(1,679)

							$14,580,928	$330,483		$578,841	$(2,283,360)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value sold.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Represents net shares/investment value purchased.

For LifePath Dynamic Master Portfolio compliance purposes, the LifePath Dynamic Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
S&P/TSX 60 Index	2	03/14/19	$251	$(7,968)
Russell 2000 E-Mini Index	4	03/15/19	270	(11,103)

				$(19,071)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	35,000	USD	39,932	Bank of America N.A.	01/15/19	$209
EUR	4,000	USD	4,558	Goldman Sachs International	01/15/19	30
EUR	7,000	USD	7,981	Goldman Sachs International	01/15/19	47
EUR	4,000	USD	4,576	Nomura International PLC	01/15/19	11
EUR	11,000	USD	12,563	Standard Chartered Bank	01/15/19	53
EUR	5,000	USD	5,723	State Street Bank and Trust Co.	01/15/19	11
EUR	8,000	USD	9,104	State Street Bank and Trust Co.	01/15/19	71
GBP	3,000	USD	3,802	State Street Bank and Trust Co.	01/15/19	24
IDR	40,092,000	USD	2,756	Goldman Sachs International	01/15/19	24
JPY	7,984,000	USD	71,746	BNP Paribas S.A.	01/15/19	1,144
JPY	719,000	USD	6,459	Bank of America N.A.	01/15/19	105
JPY	1,578,000	USD	14,313	Citibank N.A.	01/15/19	94
JPY	499,000	USD	4,423	Deutsche Bank AG	01/15/19	133
JPY	2,212,000	USD	19,926	Goldman Sachs International	01/15/19	268

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2055 Master Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	5,026,000	USD	44,897	Goldman Sachs International	01/15/19	$988
JPY	1,645,000	USD	14,579	State Street Bank and Trust Co.	01/15/19	439
JPY	1,776,000	USD	15,684	State Street Bank and Trust Co.	01/15/19	531
NZD	3,000	USD	1,959	Nomura International PLC	01/15/19	55
PHP	314,000	USD	5,899	Deutsche Bank AG	01/15/19	78
PHP	77,000	USD	1,445	Goldman Sachs International	01/15/19	21
PHP	170,000	USD	3,203	Goldman Sachs International	01/15/19	34
PHP	667,000	USD	12,564	JPMorgan Chase Bank N.A.	01/15/19	134
SEK	61,000	USD	6,851	Standard Chartered Bank	01/15/19	39
SEK	12,000	USD	1,335	State Street Bank and Trust Co.	01/15/19	20
SEK	62,000	USD	6,903	State Street Bank and Trust Co.	01/15/19	99
SGD	4,000	USD	2,920	Citibank N.A.	01/15/19	15
SGD	13,000	USD	9,489	Citibank N.A.	01/15/19	52
SGD	5,000	USD	3,638	JPMorgan Chase Bank N.A.	01/15/19	31
SGD	7,000	USD	5,088	JPMorgan Chase Bank N.A.	01/15/19	49
SGD	24,000	USD	17,527	JPMorgan Chase Bank N.A.	01/15/19	87
SGD	3,000	USD	2,189	State Street Bank and Trust Co.	01/15/19	13
USD	714	AUD	1,000	Bank of America N.A.	01/15/19	10
USD	19,734	AUD	28,000	Bank of America N.A.	01/15/19	7
USD	6,544	AUD	9,000	Citibank N.A.	01/15/19	203
USD	4,960	AUD	7,000	Nomura International PLC	01/15/19	28
USD	2,117	AUD	3,000	State Street Bank and Trust Co.	01/15/19	3
USD	2,118	AUD	3,000	State Street Bank and Trust Co.	01/15/19	5
USD	27,906	AUD	38,000	State Street Bank and Trust Co.	01/15/19	1,134
USD	12,843	CAD	17,000	Bank of America N.A.	01/15/19	386
USD	6,094	CAD	8,000	Deutsche Bank AG	01/15/19	232
USD	3,001	CAD	4,000	JPMorgan Chase Bank N.A.	01/15/19	70
USD	10,998	CAD	15,000	Nomura International PLC	01/15/19	7
USD	3,787	CAD	5,000	State Street Bank and Trust Co.	01/15/19	124
USD	9,340	EUR	8,000	BNP Paribas S.A.	01/15/19	165
USD	2,299	EUR	2,000	JPMorgan Chase Bank N.A.	01/15/19	5
USD	6,890	EUR	6,000	Nomura International PLC	01/15/19	9
USD	6,886	EUR	6,000	State Street Bank and Trust Co.	01/15/19	5
USD	9,347	EUR	8,000	State Street Bank and Trust Co.	01/15/19	172
USD	2,609	GBP	2,000	BNP Paribas S.A.	01/15/19	58
USD	25,256	GBP	19,000	JPMorgan Chase Bank N.A.	01/15/19	1,024
USD	3,837	GBP	3,000	Standard Chartered Bank	01/15/19	11
USD	3,928	GBP	3,000	Standard Chartered Bank	01/15/19	102
USD	6,403	GBP	5,000	Standard Chartered Bank	01/15/19	26
USD	12,877	GBP	10,000	Standard Chartered Bank	01/15/19	123
USD	21,689	GBP	17,000	Standard Chartered Bank	01/15/19	8
USD	5,105	GBP	4,000	State Street Bank and Trust Co.	01/15/19	4
USD	13,673	HKD	107,000	Barclays Bank PLC	01/15/19	4
USD	32,949	HKD	257,000	Citibank N.A.	01/15/19	117
USD	7,934	HKD	62,000	Nomura International PLC	01/15/19	13
USD	8,177	HKD	64,000	State Street Bank and Trust Co.	01/15/19	1
USD	2,814	HKD	22,000	UBS AG	01/15/19	3
USD	2,723	NOK	23,000	Goldman Sachs International	01/15/19	61
USD	32,737	NOK	268,000	JPMorgan Chase Bank N.A.	01/15/19	1,724
USD	1,303	NOK	11,000	State Street Bank and Trust Co.	01/15/19	30
USD	6,607	SGD	9,000	Goldman Sachs International	01/15/19	1
EUR	805,100	USD	924,555	Nomura International PLC	03/20/19	3,842
JPY	6,578,276	USD	58,902	Deutsche Bank AG	03/20/19	1,466
USD	367,016	AUD	506,937	Bank of America N.A.	03/20/19	9,486
USD	216,620	CAD	287,000	Deutsche Bank AG	03/20/19	6,017

						31,595

AUD	5,000	USD	3,617	Goldman Sachs International	01/15/19	(94)
AUD	4,000	USD	2,928	JPMorgan Chase Bank N.A.	01/15/19	(110)
AUD	12,000	USD	8,548	JPMorgan Chase Bank N.A.	01/15/19	(93)
AUD	8,000	USD	5,783	State Street Bank and Trust Co.	01/15/19	(146)
AUD	9,000	USD	6,577	State Street Bank and Trust Co.	01/15/19	(236)
AUD	15,000	USD	10,771	State Street Bank and Trust Co.	01/15/19	(203)

74	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2055 Master Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	18,000	USD	12,976	State Street Bank and Trust Co.	01/15/19	$(294)
AUD	23,000	USD	16,734	State Street Bank and Trust Co.	01/15/19	(530)
AUD	30,000	USD	21,634	State Street Bank and Trust Co.	01/15/19	(498)
CAD	3,000	USD	2,306	JPMorgan Chase Bank N.A.	01/15/19	(107)
CAD	16,000	USD	11,920	Standard Chartered Bank	01/15/19	(196)
CAD	6,000	USD	4,544	State Street Bank and Trust Co.	01/15/19	(147)
CAD	7,000	USD	5,356	State Street Bank and Trust Co.	01/15/19	(227)
CHF	31,000	USD	31,598	Standard Chartered Bank	01/15/19	(27)
EUR	5,000	USD	5,826	Citibank N.A.	01/15/19	(91)
EUR	9,000	USD	10,334	Standard Chartered Bank	01/15/19	(12)
GBP	14,000	USD	18,285	Nomura International PLC	01/15/19	(430)
GBP	1,000	USD	1,293	State Street Bank and Trust Co.	01/15/19	(18)
GBP	4,000	USD	5,248	State Street Bank and Trust Co.	01/15/19	(146)
GBP	5,000	USD	6,608	State Street Bank and Trust Co.	01/15/19	(231)
GBP	20,000	USD	25,590	State Street Bank and Trust Co.	01/15/19	(83)
HKD	62,000	USD	7,926	Barclays Bank PLC	01/15/19	(5)
HKD	9,000	USD	1,152	Royal Bank of Canada	01/15/19	(3)
HKD	27,000	USD	3,455	State Street Bank and Trust Co.	01/15/19	(6)
HKD	269,000	USD	34,456	State Street Bank and Trust Co.	01/15/19	(91)
HKD	18,000	USD	2,303	UBS AG	01/15/19	(3)
ILS	11,000	USD	3,046	Bank of America N.A.	01/15/19	(102)
NOK	19,000	USD	2,341	JPMorgan Chase Bank N.A.	01/15/19	(143)
NOK	48,000	USD	5,624	State Street Bank and Trust Co.	01/15/19	(70)
USD	1,407	AUD	2,000	State Street Bank and Trust Co.	01/15/19	(2)
USD	4,027	CHF	4,000	Citibank N.A.	01/15/19	(46)
USD	3,051	CHF	3,000	State Street Bank and Trust Co.	01/15/19	(4)
USD	5,666	EUR	5,000	Deutsche Bank AG	01/15/19	(68)
USD	6,855	EUR	6,000	Goldman Sachs International	01/15/19	(26)
USD	36,664	EUR	32,000	Goldman Sachs International	01/15/19	(37)
USD	44,402	EUR	39,000	Goldman Sachs International	01/15/19	(326)
USD	1,144	EUR	1,000	Nomura International PLC	01/15/19	(3)
USD	12,536	EUR	11,000	UBS AG	01/15/19	(80)
USD	14,024	GBP	11,000	Barclays Bank PLC	01/15/19	(5)
USD	32,063	HKD	251,000	Goldman Sachs International	01/15/19	(2)
USD	17,648	IDR	275,040,000	Nomura International PLC	01/15/19	(1,418)
USD	53,712	JPY	6,027,000	Bank of America N.A.	01/15/19	(1,312)
USD	1,232	JPY	139,000	JPMorgan Chase Bank N.A.	01/15/19	(37)
USD	44,692	JPY	4,903,000	Nomura International PLC	01/15/19	(71)
USD	6,653	JPY	755,000	Standard Chartered Bank	01/15/19	(240)
USD	7,457	JPY	839,000	Standard Chartered Bank	01/15/19	(202)
USD	28,856	JPY	3,205,000	Standard Chartered Bank	01/15/19	(404)
USD	6,511	JPY	729,000	State Street Bank and Trust Co.	01/15/19	(144)
USD	16,517	JPY	1,854,000	State Street Bank and Trust Co.	01/15/19	(409)
USD	24,381	JPY	2,734,000	State Street Bank and Trust Co.	01/15/19	(579)
USD	33,433	JPY	3,740,000	State Street Bank and Trust Co.	01/15/19	(712)
USD	19,493	PHP	1,066,000	BNP Paribas S.A.	01/15/19	(800)
USD	3,024	PHP	162,000	JPMorgan Chase Bank N.A.	01/15/19	(60)
USD	1,100	SEK	10,000	Citibank N.A.	01/15/19	(29)
USD	7,232	SEK	65,000	Citibank N.A.	01/15/19	(109)
USD	6,653	SEK	59,000	State Street Bank and Trust Co.	01/15/19	(10)
USD	13,827	SGD	19,000	JPMorgan Chase Bank N.A.	01/15/19	(117)
USD	3,631	SGD	5,000	Nomura International PLC	01/15/19	(38)
USD	2,890	SGD	4,000	State Street Bank and Trust Co.	01/15/19	(45)
USD	2,917	SGD	4,000	State Street Bank and Trust Co.	01/15/19	(19)
USD	11,002	SGD	15,000	State Street Bank and Trust Co.	01/15/19	(7)
AUD	1,175,000	USD	850,698	Bank of America N.A.	03/20/19	(21,999)
CAD	346,795	USD	261,864	Morgan Stanley & Co. International PLC	03/20/19	(7,383)
GBP	15,902	USD	20,370	Bank of America N.A.	03/20/19	(26)
USD	21,245	CHF	20,869	Bank of America N.A.	03/20/19	(140)
USD	349,129	EUR	303,898	Bank of America N.A.	03/20/19	(1,310)
USD	284,639	JPY	31,790,000	Nomura International PLC	03/20/19	(7,093)

						(49,654)

	Net unrealized depreciation					$(18,059)

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2055 Master Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency contracts	$—	$—	$—	$31,595	$—	$—	$31,595

Liabilities — Derivative Financial Instruments
Future contracts
Net unrealized appreciation(a)	$—	$—	$19,071	$—	$—	$—	$19,071
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency contracts	—	—	—	49,654	—	—	49,654

	$—	$—	$19,071	$49,654	$—	$—	$68,725

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain(Loss) from:
Futures contracts	$—	$—	$34,620	$—	$—	$—	$34,620
Forward foreign currency exchange contracts	—	—	—	(7,997)	—	—	(7,997)

	$—	$—	$34,620	$(7,997)	$—	$—	$26,623

Net Change in Unrealized Appreciation(Depreciation) on:
Futures contracts	$—	$—	$(25,280)	$—	$—	$—	$(25,280)
Forward foreign currency exchange contracts	—	—	—	(22,202)	—	—	(22,202)

	$—	$—	$(25,280)	$(22,202)	$—	$—	$(47,482)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$972,747
Average notional value of contracts — shorts	$481,238
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,184,501
Average amounts sold — in USD	$1,793,491

For more information about the LifePath Dynamic Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

The LifePath Dynamic Master Portfolio’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Futures contracts	$279	$—
Forward foreign currency exchange contracts	31,595	49,654

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$31,874	$49,654
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(279)	—

Total derivative assets and liabilities subject to an MNA	$31,595	$49,654

76	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2055 Master Portfolio

The following table presents the LifePath Dynamic Master Portfolio’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the LifePath Dynamic Master Portfolio:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America N.A.	$10,203	$(10,203)	$—	$—	$—
Barclays Bank PLC	4	(4)	—	—	—
BNP Paribas S.A.	1,367	(800)	—	—	567
Citibank N.A.	481	(275)	—	—	206
Deutsche Bank AG	7,926	(68)	—	—	7,858
Goldman Sachs International	1,474	(485)	—	—	989
JPMorgan Chase Bank N.A.	3,124	(667)	—	—	2,457
Nomura International PLC	3,965	(3,965)	—	—	—
Standard Chartered Bank	362	(362)	—	—	—
State Street Bank and Trust Co.	2,686	(2,686)	—	—	—
UBS AG	3	(3)	—	—	—

	$31,595	$(19,518)	$—	$—	$12,077

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America N.A.	$24,889	$(10,203)	$—	$—	$14,686
Barclays Bank PLC	10	(4)	—	—	6
BNP Paribas S.A.	800	(800)	—	—	—
Citibank N.A.	275	(275)	—	—	—
Deutsche Bank AG	68	(68)	—	—	—
Goldman Sachs International	485	(485)	—	—	—
JPMorgan Chase Bank N.A.	667	(667)	—	—	—
Morgan Stanley & Co. International PLC	7,383	—	—	—	7,383
Nomura International PLC	9,053	(3,965)	—	—	5,088
Royal Bank of Canada	3	—	—	—	3
Standard Chartered Bank	1,081	(362)	—	—	719
State Street Bank and Trust Co.	4,857	(2,686)	—	—	2,171
UBS AG	83	(3)	—	—	80

	$49,654	$(19,518)	$—	$—	$30,136

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (continued) December 31, 2018	LifePath Dynamic 2055 Master Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the LifePath Dynamic Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the LifePath Dynamic Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies:
Equity Funds	$3,572,365	$—	$—	$3,572,365
Short-Term Securities	473,561	—	—	473,561
Common Stocks:
Equity Real Estate Investment Trusts (REITs)	1,303,831	429,974	—	1,733,805
Hotels, Restaurants & Leisure	23,608	—	—	23,608
Household Durables	14,030	—	—	14,030
Internet Software & Services	—	27,864	—	27,864
IT Services	24,221	—	—	24,221
Real Estate Management & Development	33,510	482,548	—	516,058

Subtotal	$5,445,126	$940,386	$—	$6,385,512

Investments Valued at NAV(a)				10,535,002

Total Investments	$5,445,126	$940,386	$—	$16,920,514

Derivative Financial Instruments(a)
Assets:
Forward foreign currency contracts	$—	$31,595	$—	$31,595
Liabilities:
Equity contracts	(19,071)	—	—	(19,071)
Forward foreign currency contracts	—	(49,654)	—	(49,654)

	$(19,071)	$(18,059)	$—	$(37,130)

(a)	As of December 31, 2018, certain of the LifePath Dynamic Master Portfolio’s Investments were fair valued using net asset value (“NAV”) per share and have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts and forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Transfers between Level 1 and Level 2 were as follows:

	Transfer out of Level 1 (a)	Transfer into Level 2 (a)
Assets:
Investments:
Common Stocks:
Real Estate Investment Trusts (REITs)	$(126,469)	$126,469
Real Estate Management & Development	(61,168)	61,168

	$(187,637)	$187,637

(a)

External pricing service used to reflect any significant market movements between the time the LifePath Dynamic Master Portfolio valued such foreign securities and the earlier closing of foreign markets.

See notes to financial statements.

78	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

December 31, 2018

	LifePath Dynamic 2025 Master Portfolio	LifePath Dynamic 2035 Master Portfolio	LifePath Dynamic 2045 Master Portfolio	LifePath Dynamic 2055 Master Portfolio

ASSETS
Investments at value — unaffiliated(a)	$1,832,339	$4,032,713	$3,924,624	$2,339,586
Investments at value — affiliated(b)(c)	43,859,930	39,318,126	26,048,797	14,580,928
Cash pledged for futures contracts	153,000	133,000	60,000	19,000
Foreign currency at value(d)	106,949	69,561	181,273	68,053
Receivables:
Investments sold	341,022	1,075,776	526,484	394,269
Contributions from investors	363,574	232,167	494,386	12,138
Dividends — unaffiliated	14,804	29,713	29,021	24,449
Dividends — affiliated	1,683	910	352	942
Variation margin on futures contracts	40,847	38,353	20,580	2,199
From the Manager	391	410	970	1,544
Securities lending income — affiliated	364	400	122	21
Unrealized appreciation on forward foreign currency exchange contracts	78,362	70,849	52,483	31,595

Total assets	46,793,265	45,001,978	313,339,092	17,474,724

LIABILITIES
Cash collateral on securities loaned at value	951,604	1,250,000	455,886	129,452
Bank overdraft	—	—	—	1,000
Payables:
Investments purchased	1,338,827	730,481	584,664	171,793
Variation margin on futures contracts	—	—	3,840	1,920
Trustees’ fees	1,865	1,853	1,783	1,712
Professional fees	15,333	15,318	15,324	15,309
Unrealized depreciation on forward foreign currency exchange contracts	122,400	123,331	92,911	49,654

Total liabilities	2,430,029	2,120,983	1,154,408	370,840

NET ASSETS	$44,363,236	$42,880,995	$30,184,684	$17,103,884

NET ASSETS CONSIST OF
Investors’ capital	$44,494,787	$43,105,247	$30,257,648	$17,256,189
Net unrealized appreciation (depreciation)	(131,551)	(224,252)	(72,964)	(152,305)

NET ASSETS	$44,363,236	$42,880,995	$30,184,684	$17,103,884

(a) Investments at cost — unaffiliated	$1,853,687	$4,106,909	$3,993,456	$2,385,310
(b) Investments at cost — affiliated	$43,731,549	$39,271,800	$25,946,106	$14,650,854
(c) Securities loaned at value	$934,311	$1,227,399	$447,916	$126,288
(d) Foreign currency at cost	$107,692	$68,961	$180,666	$67,831

See notes to financial statements.

FINANCIAL STATEMENTS	79

Statements of Operations

Year Ended December 31, 2018

	LifePath Dynamic 2025 Master Portfolio	LifePath Dynamic 2035 Master Portfolio	LifePath Dynamic 2045 Master Portfolio	LifePath Dynamic 2055 Master Portfolio

INVESTMENT INCOME
Dividends — affiliated	$317,315	$275,247	$134,219	$72,073
Dividends — unaffiliated	109,630	211,484	204,856	120,649
Securities lending income — affiliated — net	2,846	3,139	2,538	1,537
Foreign taxes withheld	(5,491)	(10,685)	(9,926)	(6,084)
Net investment income allocated from the applicable Underlying Master Portfolios:
Dividends — affiliated	608,447	656,997	490,226	267,346
Interest	662,796	256,491	49,133	19,601
Expenses	(141,845)	(128,248)	(88,809)	(47,749)
Fees waived	41,978	44,615	32,931	17,675

Total investment income	1,595,676	1,309,040	815,168	445,048

EXPENSES
Investment advisory	222,255	195,126	130,459	72,390
Trustees	11,303	11,176	10,881	10,603
Professional	15,264	15,253	15,281	15,279

Total expenses	248,822	221,555	156,621	98,272
Less fees waived and/or reimbursed by the Manager	(218,031)	(194,555)	(138,495)	(88,228)

Total expenses after fees waived and/or reimbursed	30,791	27,000	18,126	10,044

Net investment income	1,564,885	1,282,040	797,042	435,004

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	3,473	(45,783)	(53,114)	(39,575)
Investments — affiliated	352,638	616,438	507,273	251,246
Futures contracts	287,575	119,600	14,166	34,620
Forward foreign currency exchange contracts	11,828	16,792	(6,551)	(7,997)
Foreign currency transactions	(9,318)	(8,513)	384	(3,644)
Allocation from the applicable Underlying Master Portfolios from investments, futures contracts, forward foreign currency exchange contracts and swaps(a)	1,003,454	1,357,783	767,593	327,595

	1,649,650	2,056,317	1,229,751	562,245

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(185,267)	(352,278)	(340,172)	(199,533)
Investments — affiliated	(1,525,557)	(1,925,248)	(1,484,665)	(934,102)
Futures contracts	(209,973)	(134,053)	(76,419)	(25,280)
Forward foreign currency exchange contracts	(49,618)	(60,271)	(48,583)	(22,202)
Foreign currency translations	(4,062)	(621)	(204)	(195)
Allocation from the applicable Underlying Master Portfolios from investments, futures contracts, forward foreign currency exchange contracts and swaps	(3,163,351)	(3,688,510)	(2,638,783)	(1,349,258)

	(5,137,828)	(6,160,981)	(4,588,826)	(2,530,570)

Net realized and unrealized loss	(3,488,178)	(4,104,664)	(3,359,075)	(1,968,325)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,923,293)	$(2,822,624)	$(2,562,033)	$(1,533,321)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

80	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	LifePath Dynamic 2025 Master Portfolio		LifePath Dynamic 2035 Master Portfolio
	Year Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,564,885	$1,260,664	$1,282,040	$1,044,429
Net realized gain	1,649,650	3,858,273	2,056,317	4,082,632
Net change in unrealized appreciation (depreciation)	(5,137,828)	3,964,883	(6,160,981)	4,524,211

Net increase (decrease) in net assets resulting from operations	(1,923,293)	9,083,820	(2,822,624)	9,651,272

CAPITAL TRANSACTIONS
Proceeds from contributions	18,530,872	21,899,573	12,543,337	16,163,231
Value of withdrawals	(37,906,609)	(27,872,390)	(22,338,088)	(27,693,365)

Net decrease in net assets derived from capital transactions	(19,375,737)	(5,972,817)	(9,794,751)	(11,530,134)

NET ASSETS
Total increase (decrease) in net assets	(21,299,030)	3,111,003	(12,617,375)	(1,878,862)
Beginning of year	65,662,266	62,551,263	55,498,370	57,377,232

End of year	$44,363,236	$65,662,266	$42,880,995	$55,498,370

See notes to financial statements.

FINANCIAL STATEMENTS	81

Statements of Changes in Net Assets  (continued)

	LifePath Dynamic 2045 Master Portfolio		LifePath Dynamic 2055 Master Portfolio
	Year Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$797,042	$671,608	$435,004	$343,472
Net realized gain	1,229,751	2,960,422	562,245	1,482,129
Net change in unrealized appreciation (depreciation)	(4,588,826)	3,375,810	(2,530,570)	1,794,393

Net increase (decrease) in net assets resulting from operations	(2,562,033)	7,007,840	(1,533,321)	3,619,994

CAPITAL TRANSACTIONS
Proceeds from contributions	10,676,533	13,063,446	8,591,118	9,726,998
Value of withdrawals	(14,448,452)	(19,975,635)	(9,301,137)	(13,386,202)

Net decrease in net assets derived from capital transactions	(3,771,919)	(6,912,189)	(710,019)	(3,659,204)

NET ASSETS
Total increase (decrease) in net assets	(6,333,952)	95,651	(2,243,340)	(39,210)
Beginning of year	36,518,636	36,422,985	19,347,224	19,386,434

End of year	$30,184,684	$36,518,636	$17,103,884	$19,347,224

See notes to financial statements.

82	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

	LifePath Dynamic 2025 Master Portfolio

	Year Ended December 31,
	2018	2017	2016	2015	2014

Total Return
Total return	(4.33)%	15.85%	7.25%	(1.50)%	5.73%

Ratios to Average Net Assets(a)
Total expenses	0.55%	0.53%	0.56%	0.57%	0.58%

Total expenses after fees waived and/or reimbursed	0.21%	0.19%	0.22%	0.23%	0.22%

Net investment income	2.46%	2.05%	2.10%	1.98%	2.05%

Supplemental Data
Net assets, end of year (000)	$44,363	$65,662	$62,551	$65,105	$64,074

Portfolio turnover rate(b)	38%	32%	54%	51%	50%

(a)

Includes the LifePath Dynamic Master Portfolio’s pro rata portion of expenses and share of the allocated net investment income from the following master portfolios (collectively, the “Underlying Master Portfolios”):

Range of Periods
Active Stock Master Portfolio	2014 — 2018
CoreAlpha Bond Master Portfolio	2014 — 2018
International Tilts Master Portfolio	2014 — 2018
Large Cap Index Master Portfolio	2014 — 2017

Range of Periods
Master Small Cap Index Series	2014 — 2017
Master Total Return Portfolio	2016 — 2018
Total International ex U.S. Index Master Portfolio	2014

Includes the LifePath Dynamic Master Portfolio’s share of the Underlying Master Portfolio’s allocated fees waived and excludes expenses incurred indirectly as a result of investments in underlying funds:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.07%	0.07%	0.06%	0.05%	0.05%
Investments in underlying funds	0.10%	0.14%	0.11%	0.13%	0.13%

The ratios do not reflect any expenses incurred indirectly as a result of investments in the following underlying funds:

Range of Periods
BlackRock Cash Funds: Institutional	2014 — 2018
BlackRock Cash Funds: Prime	2014 — 2017
BlackRock Cash Funds: Treasury	2016 — 2018
BlackRock Commodity Strategies Fund	2014 — 2017

Range of Periods
BlackRock Advantage Emerging Markets Fund, Inc.	2014 — 2018
BlackRock Tactical Opportunities Fund	2016 — 2018
iShares exchange-traded funds	2014 — 2018

(b)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	83

Financial Highlights  (continued)

	LifePath Dynamic 2035 Master Portfolio

	Year Ended December 31,
	2018	2017	2016	2015	2014

Total Return
Total return	(6.09)%	19.93%	7.99%	(1.65)%	6.01%

Ratios to Average Net Assets(a)
Total expenses	0.55%	0.53%	0.55%	0.57%	0.58%

Total expenses after fees waived and/or reimbursed	0.20%	0.18%	0.20%	0.20%	0.20%

Net investment income	2.30%	1.97%	2.13%	2.02%	2.06%

Supplemental Data
Net assets, end of year (000)	$42,881	$55,498	$57,377	$56,100	$55,763

Portfolio turnover rate(b)	40%	35%	76%	44%	54%

(a)

Includes the LifePath Dynamic Master Portfolio’s pro rata portion of expenses and share of the allocated net investment income from the following master portfolios (collectively, the “Underlying Master Portfolios”):

Range of Periods
Active Stock Master Portfolio	2014 — 2018
CoreAlpha Bond Master Portfolio	2014 — 2018
International Tilts Master Portfolio	2014 — 2018
Large Cap Index Master Portfolio	2014 — 2017

Range of Periods
Master Small Cap Index Series	2014 — 2017
Master Total Return Portfolio	2016 — 2018
Total International ex U.S. Index Master Portfolio	2014

Includes the LifePath Dynamic Master Portfolio’s share of the Underlying Master Portfolio’s allocated fees waived and excludes expenses incurred indirectly as a result of investments in underlying funds:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.08%	0.09%	0.07%	0.06%	0.06%
Investments in underlying funds	0.12%	0.16%	0.13%	0.16%	0.15%

The ratios do not reflect any expenses incurred indirectly as a result of investments in the following underlying funds:

Range of Periods
BlackRock Cash Funds: Institutional	2014 — 2018
BlackRock Cash Funds: Prime	2014 — 2017
BlackRock Cash Funds: Treasury	2016 — 2018
BlackRock Commodity Strategies Fund	2014 — 2018

Range of Periods
BlackRock Advantage Emerging Markets Fund, Inc.	2014 — 2018
BlackRock Tactical Opportunities Fund	2016 — 2018
iShares exchange-traded funds	2014 — 2018

(b)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

See notes to financial statements.

84	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

	LifePath Dynamic 2045 Master Portfolio

	Year Ended December 31,
	2018	2017	2016	2015	2014

Total Return
Total return	(7.86)%	22.72%	8.52%	(1.87)%	6.16%

Ratios to Average Net Assets(a)
Total expenses	0.57%	0.56%	0.56%	0.59%	0.61%

Total expenses after fees waived and/or reimbursed	0.20%	0.18%	0.18%	0.17%	0.19%

Net investment income	2.14%	1.97%	2.12%	2.02%	2.08%

Supplemental Data
Net assets, end of year (000)	$30,185	$36,519	$36,423	$34,517	$34,742

Portfolio turnover rate(b)	47%	46%	75%	50%	54%

(a)

Includes the LifePath Dynamic Master Portfolio’s pro rata portion of expenses and share of the allocated net investment income from the following master portfolios (collectively, the “Underlying Master Portfolios”):

Range of Periods
Active Stock Master Portfolio	2014 — 2018
CoreAlpha Bond Master Portfolio	2014 — 2018
International Tilts Master Portfolio	2014 — 2018
Large Cap Index Master Portfolio	2014 — 2017

Range of Periods
Master Small Cap Index Series	2014 — 2017
Master Total Return Portfolio	2016 — 2017
Total International ex U.S. Index Master Portfolio	2014

Includes the LifePath Dynamic Master Portfolio’s share of the Underlying Master Portfolio’s allocated fees waived and excludes expenses incurred indirectly as a result of investments in underlying funds:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.09%	0.09%	0.07%	0.06%	0.06%
Investments in underlying funds	0.12%	0.17%	0.15%	0.18%	0.16%

The ratios do not reflect any expenses incurred indirectly as a result of investments in the following underlying funds:

Range of Periods
BlackRock Cash Funds: Institutional	2014 — 2018
BlackRock Cash Funds: Prime	2014 — 2017
BlackRock Cash Funds: Treasury	2016 — 2018
BlackRock Commodity Strategies Fund	2014 — 2017

Range of Periods
BlackRock Advantage Emerging Markets Fund, Inc.	2014 — 2018
BlackRock Tactical Opportunities Fund	2016 — 2018
iShares exchange-traded funds	2014 — 2018

(b)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	85

Financial Highlights  (continued)

	LifePath Dynamic 2055 Master Portfolio

	Year Ended December 31,
	2018	2017	2016	2015	2014

Total Return
Total return	(8.10)%	23.00%	8.58%	(2.02)%	6.40%

Ratios to Average Net Assets(a)
Total expenses	0.62%	0.62%	0.63%	0.72%	0.76%

Total expenses after fees waived and/or reimbursed	0.19%	0.17%	0.19%	0.17%	0.17%

Net investment income	2.10%	1.98%	2.09%	2.03%	2.06%

Supplemental Data
Net assets, end of year (000)	$17,104	$19,347	$19,386	$15,850	$13,057

Portfolio turnover rate(b)	57%	59%	80%	49%	48%

(a)

Includes the LifePath Dynamic Master Portfolio’s pro rata portion of expenses and share of the allocated net investment income from the following master portfolios (collectively, the “Underlying Master Portfolios”):

Range of Periods
Active Stock Master Portfolio	2014 — 2018
CoreAlpha Bond Master Portfolio	2014 — 2018
International Tilts Master Portfolio	2014 — 2018
Large Cap Index Master Portfolio	2014 — 2017

Range of Periods
Master Small Cap Index Series	2014 — 2017
Master Total Return Portfolio	2016 — 2017
Total International ex U.S. Index Master Portfolio	2014

Includes the LifePath Dynamic Master Portfolio’s share of the Underlying Master Portfolio’s allocated fees waived and excludes expenses incurred indirectly as a result of investments in underlying funds:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.09%	0.08%	0.07%	0.07%	0.07%
Investments in underlying funds	0.12%	0.15%	0.18%	0.18%	0.18%

The ratios do not reflect any expenses incurred indirectly as a result of investments in the following underlying funds:

Range of Periods
BlackRock Cash Funds: Institutional	2014 — 2018
BlackRock Cash Funds: Prime	2014 — 2017
BlackRock Cash Funds: Treasury	2016 — 2018
BlackRock Commodity Strategies Fund	2014 — 2017

Range of Periods
BlackRock Advantage Emerging Markets Fund, Inc.	2014 — 2018
BlackRock Tactical Opportunities Fund	2016 — 2017
iShares exchange-traded funds	2014 — 2018

(b)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

See notes to financial statements.

86	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to four series of MIP: LifePath® Dynamic 2025 Master Portfolio, LifePath® Dynamic 2035 Master Portfolio, LifePath® Dynamic 2045 Master Portfolio and LifePath® Dynamic 2055 Master Portfolio (each, a “LifePath Dynamic Master Portfolio” and together, the “LifePath Dynamic Master Portfolios”). Each of the LifePath Dynamic Master Portfolios is classified as diversified.

As of period end, the investment of LifePath Dynamic 2025 Master Portfolio, LifePath Dynamic 2035 Master Portfolio, LifePath Dynamic 2045 Master Portfolio and LifePath Dynamic 2055 Master Portfolio in the Active Stock Master Portfolio represented 30.7%, 40.1%, 47.4% and 44.5%, respectively, of net assets. As of period end, the investment of LifePath Dynamic 2025 Master Portfolio, LifePath Dynamic 2035 Master Portfolio, LifePath Dynamic 2045 Master Portfolio and LifePath Dynamic 2055 Master Portfolio in CoreAlpha Bond Master Portfolio represented 29.5%, 12.8%, 3.3% and 1.1%, respectively, of net assets. As such, financial statements of Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio, including the Schedules of Investments, should be read in conjunction with each respective LifePath Dynamic Master Portfolio’s financial statements. Active Stock Master Portfolio’s and CoreAlpha Bond Master Portfolio’s financial statements are available, without charge, on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.

The LifePath Dynamic Master Portfolios will generally invest in other registered investment companies (each, an “Underlying Fund” and collectively, the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the LifePath Dynamic Master Portfolios. The LifePath Dynamic Master Portfolios may also invest in other master portfolios (“Underlying Master Portfolios”) that are managed by subsidiaries of BlackRock.

The value of a LifePath Dynamic Master Portfolio’s investment in each of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio reflects that LifePath Dynamic Master Portfolio’s proportionate interest in the net assets of that master portfolio. As of period end, the LifePath Dynamic Master Portfolios held interests in Underlying Master Portfolios as follows:

	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio	International Tilts Master Portfolio	Master Total Return Portfolio
LifePath Dynamic 2025 Master Portfolio	3.2%	0.9%	2.8%	0.02%
LifePath Dynamic 2035 Master Portfolio	4.0	0.4	3.4	0.01
LifePath Dynamic 2045 Master Portfolio	3.3	0.1	3.1	N/A
LifePath Dynamic 2055 Master Portfolio	1.8	0.0	1.9	N/A

The LifePath Dynamic Master Portfolios, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each LifePath Dynamic Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the LifePath Dynamic Master Portfolios are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Each LifePath Dynamic Master Portfolio records daily its proportionate share of the Underlying Master Portfolios’ income, expenses and realized and unrealized gains and losses.

Foreign Currency Translation: Each LifePath Dynamic Master Portfolio’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each LifePath Dynamic Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each LifePath Dynamic Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a LifePath Dynamic Master Portfolio enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, a LifePath Dynamic Master Portfolio may segregate or designate on its

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements  (continued)

books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the LifePath Dynamic Master Portfolios may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the LifePath Dynamic Master Portfolios.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the LifePath Dynamic Master Portfolios.

Indemnifications: In the normal course of business, a LifePath Dynamic Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. A LifePath Dynamic Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against a LifePath Dynamic Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to a LifePath Dynamic Master Portfolio are charged to that LifePath Dynamic Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The LifePath Dynamic Master Portfolios’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the LifePath Dynamic Master Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Dynamic Master Portfolios determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each LifePath Dynamic Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the LifePath Dynamic Master Portfolios’ net assets. Each business day, the LifePath Dynamic Master Portfolios use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Swap agreements are valued utilizing quotes received daily by the LifePath Dynamic Master Portfolios’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each LifePath Dynamic Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

88	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each LifePath Dynamic Master Portfolio has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each LifePath Dynamic Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each LifePath Dynamic Master Portfolio’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2018, certain investments of the LifePath Dynamic Master Portfolios were valued using NAV as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The LifePath Dynamic Master Portfolios may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the LifePath Dynamic Master Portfolios collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each LifePath Dynamic Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the LifePath Dynamic Master Portfolio and any additional required collateral is delivered to the LifePath Dynamic Master Portfolio, or excess collateral returned by the LifePath Dynamic Master Portfolio, on the next business day. During the term of the loan, the LifePath Dynamic Master Portfolios are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as investment companies and common stocks in the LifePath Dynamic Master Portfolios’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-affiliated and investments at value — unaffiliated and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the LifePath Dynamic Master Portfolios under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the LifePath Dynamic Master Portfolios, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a LifePath Dynamic Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements  (continued)

As of period end, the following table is a summary of the LifePath Dynamic Master Portfolios’ securities lending agreements by counterparty which are subject to offset under an MSLA:

LifePath Dynamic 2025 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Merrill Lynch Pierce Fenner & Smith, Inc.	$887,884	$(887,884)	$—
SG Americas Securities LLC	46,427	(46,427)	—

	$934,311	$(934,311)	$—

LifePath Dynamic 2035 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Barclays Capital Inc.	$18,334	$(18,334)	$—
Goldman Sachs International	17,405	(17,405)	—
Merrill Lynch Pierce Fenner & Smith, Inc.	1,191,445	(1,191,445)	—
Morgan Stanley	212	(212)	—

	$1,227,396	$(1,227,396)	$—

LifePath Dynamic 2045 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Merrill Lynch Pierce Fenner & Smith, Inc.	$383,053	$(383,053)	$—
Morgan Stanley	64,862	(64,862)	—

	$447,915	$(447,915)	$—

LifePath Dynamic 2055 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Barclays Capital Inc.	$79,068	$(79,068)	$—
SG Americas Securities LLC	47,221	(47,221)	—

	$126,289	$(126,289)	$—

(a)

Cash collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above. Cash collateral has been received in connection with securities lending agreements as follows:

LifePath Dynamic 2025 Master Portfolio	LifePath Dynamic 2035 Master Portfolio	LifePath Dynamic 2045 Master Portfolio	LifePath Dynamic 2055 Master Portfolio
$951,604	$1,250,000	$455,886	$129,452

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the LifePath Dynamic Master Portfolios benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each LifePath Dynamic Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The LifePath Dynamic Master Portfolios engage in various portfolio investment strategies using derivative contracts both to increase the returns of the LifePath Dynamic Master Portfolios and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the LifePath Dynamic Master Portfolios and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the LifePath Dynamic Master Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures in the Statements of Assets and Liabilities.

90	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the LifePath Dynamic Master Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the LifePath Dynamic Master Portfolios are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the LifePath Dynamic Master Portfolios may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each LifePath Dynamic Master Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each LifePath Dynamic Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the LifePath Dynamic Master Portfolios and the counterparty.

Cash collateral that has been pledged to cover obligations of the LifePath Dynamic Master Portfolios and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the LifePath Dynamic Master Portfolios, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the LifePath Dynamic Master Portfolios. Any additional required collateral is delivered to/pledged by the LifePath Dynamic Master Portfolios on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A LifePath Dynamic Master Portfolio generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the LifePath Dynamic Master Portfolios from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the LifePath Dynamic Master Portfolios have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the LifePath Dynamic Master Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the LifePath Dynamic Master Portfolios, entered into an Investment Advisory Agreement with the Manager, the LifePath Dynamic Master Portfolios’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each LifePath Dynamic Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each LifePath Dynamic Master Portfolio.

For such services, each LifePath Dynamic Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.35% of the average daily value of each LifePath Dynamic Master Portfolio’s net assets.

With respect to the LifePath Dynamic Master Portfolios, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BRS for services they provide for that portion of LifePath Dynamic Master Portfolios for which BIL and BRS acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each LifePath Dynamic Master Portfolio to the Manager.

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements  (continued)

Administration: MIP, on behalf of the LifePath Dynamic Master Portfolios, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the LifePath Dynamic Master Portfolios’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the LifePath Dynamic Master Portfolios. BAL may delegate certain of its administration duties to sub-administrators.

BAL is not entitled to compensation for providing administrative services to the LifePath Dynamic Master Portfolios, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the LifePath Dynamic Master Portfolios, or BAL (or an affiliate) receives investment advisory fees from the LifePath Dynamic Master Portfolios.

Expense Limitations and Waivers: BFA, with respect to each LifePath Dynamic Master Portfolio, has contractually agreed to waive 0.30% of its investment advisory fees through April 30, 2019. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2018, the amounts waived were as follows:

Amounts Waived
LifePath Dynamic 2025 Master Portfolio	$190,505
LifePath Dynamic 2035 Master Portfolio	167,250
LifePath Dynamic 2045 Master Portfolio	111,822
LifePath Dynamic 2055 Master Portfolio	62,048

With respect to each LifePath Dynamic Master Portfolio, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each LifePath Dynamic Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each LifePath Dynamic Master Portfolio’s investments in other affiliated investment companies, if any. The amounts waived are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

For the year ended December 31, 2018, the amounts waived were as follows:

Amounts Waived
LifePath Dynamic 2025 Master Portfolio	$959
LifePath Dynamic 2035 Master Portfolio	876
LifePath Dynamic 2045 Master Portfolio	511
LifePath Dynamic 2055 Master Portfolio	298

The fees and expenses of the MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the LifePath Dynamic Master Portfolios. BAL/BFA has contractually agreed to reimburse the LifePath Dynamic Master Portfolios or provide an offsetting credit against the administration fees paid by the LifePath Dynamic Master Portfolios in an amount equal to these independent expenses through April 30, 2028. If the LifePath Dynamic Master Portfolios does not pay administration fees, BFA agrees to cap the expenses of the LifePath Dynamic Master Portfolios at the rate at which it pays an investment advisory fee to BFA. For the year ended December 31, 2018, the amounts waived were as follows:

Amounts Waived
LifePath Dynamic 2025 Master Portfolio	$26,567
LifePath Dynamic 2035 Master Portfolio	26,429
LifePath Dynamic 2045 Master Portfolio	26,162
LifePath Dynamic 2055 Master Portfolio	25,882

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the LifePath Dynamic Master Portfolios and, accordingly, have a favorable impact on their performance. BAL may delegate certain of its administration duties to sub-administrators.

Securities Lending: The SEC has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the LifePath Dynamic Master Portfolios, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The LifePath Dynamic Master Portfolios are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the LifePath Dynamic Master Portfolios bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each LifePath Dynamic Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each LifePath Dynamic Master Portfolio retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

92	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, each LifePath Dynamic Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each LifePath Dynamic Master Portfolio is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended December 31, 2018, each LifePath Dynamic Master Portfolio paid BTC the following amounts in total for securities lending agent services and collateral investment fees:

Amounts
LifePath Dynamic 2025 Master Portfolio	$528
LifePath Dynamic 2035 Master Portfolio	492
LifePath Dynamic 2045 Master Portfolio	450
LifePath Dynamic 2055 Master Portfolio	249

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each LifePath Dynamic Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each LifePath Dynamic Master Portfolio’s investment policies and restrictions. Each LifePath Dynamic Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2018, the LifePath Dynamic Master Portfolios did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP are trustees and/or officers of BlackRock or its affiliates.

Other Transactions: Each LifePath Dynamic Master Portfolio may invest its positive cash balances in certain money market funds managed by the Manager or an affiliate. The income earned on these temporary cash investments is shown as income-affiliated in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended December 31, 2018, purchases and sales of investments in the Underlying Funds and Underlying Master Portfolios, and excluding short-term securities, were as follows:

	LifePath Dynamic 2025 Master Portfolio	LifePath Dynamic 2035 Master Portfolio	LifePath Dynamic 2045 Master Portfolio	LifePath Dynamic 2055 Master Portfolio
Purchases	$23,255,081	$21,496,765	$16,977,751	$11,494,185
Sales	42,270,871	31,124,888	20,562,800	12,435,580

8.	INCOME TAX INFORMATION

Each LifePath Dynamic Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the LifePath Dynamic Master Portfolios is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the LifePath Dynamic Master Portfolios. Therefore, no U.S. federal income tax provision is required. It is intended that the LifePath Dynamic Master Portfolios’ assets will be managed so an investor in the LifePath Dynamic Master Portfolios can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each LifePath Dynamic Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each LifePath Dynamic Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on each LifePath Dynamic Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the LifePath Dynamic Master Portfolios as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the LifePath Dynamic Master Portfolios’ financial statements.

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements  (continued)

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	LifePath Dynamic 2025 Master Portfolio	LifePath Dynamic 2035 Master Portfolio	LifePath Dynamic 2045 Master Portfolio	LifePath Dynamic 2055 Master Portfolio
Tax cost	$55,136,842	$52,161,484	$35,389,980	$19,524,831

Gross unrealized appreciation	$8,023,499	$8,694,987	$6,392,835	$3,052,678
Gross unrealized depreciation	(17,519,582)	(17,565,803)	(11,858,133)	(5,666,897)

Net unrealized depreciation	$(9,496,083)	$(8,870,816)	$(5,465,298)	$(2,614,219)

9.	BANK BORROWINGS

MIP, on behalf of the LifePath Dynamic Master Portfolios along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the LifePath Dynamic Master Portfolios may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the LifePath Dynamic Master Portfolios, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2018, the LifePath Dynamic Master Portfolios did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the LifePath Dynamic Master Portfolios invest in securities or other instruments and may enter into certain transactions, and such activities subject each LifePath Dynamic Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each LifePath Dynamic Master Portfolio’s prospectus provides details of the risks to which each LifePath Dynamic Master Portfolio is subject.

The LifePath Dynamic Master Portfolios may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A LifePath Dynamic Master Portfolio may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each LifePath Dynamic Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a LifePath Dynamic Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which a LifePath Dynamic Master Portfolio invests.

Counterparty Credit Risk: The LifePath Dynamic Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The LifePath Dynamic Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the LifePath Dynamic Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the LifePath Dynamic Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the LifePath Dynamic Master Portfolios.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A LifePath Dynamic Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such LifePath Dynamic Master Portfolio.

With exchange-traded futures, there is less counterparty credit risk to the LifePath Dynamic Master Portfolios since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a LifePath Dynamic Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to

94	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the LifePath Dynamic Master Portfolios.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the LifePath Dynamic Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	95

Report of Independent Registered Public Accounting Firm	Master Investment Portfolio

To the Board of Trustees of Master Investment Portfolio and the Investors of LifePath® Dynamic 2025 Master Portfolio, LifePath® Dynamic 2035 Master Portfolio, LifePath® Dynamic 2045 Master Portfolio and LifePath® Dynamic 2055 Master Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of LifePath® Dynamic 2025 Master Portfolio, LifePath® Dynamic 2035 Master Portfolio, LifePath® Dynamic 2045 Master Portfolio and LifePath® Dynamic 2055 Master Portfolio (four of the series constituting Master Investment Portfolio, hereafter collectively referred to as the “Master Portfolios”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Master Portfolios as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Master Portfolios’ management. Our responsibility is to express an opinion on the Master Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Master Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, administrator of the Master Portfolios, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

96	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Rodney D. Johnson 1941	Chair of the Board (d) and Trustee (Since 2009)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	24 RICs consisting of 138 Portfolios	None
Mark Stalnecker 1951	Chair Elect of the Board (Since 2018) (d) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	24 RICs consisting of 138 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (PCRI) since 2017.	24 RICs consisting of 138 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	24 RICs consisting of 138 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	24 RICs consisting of 138 Portfolios	None
Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	24 RICs consisting of 138 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	24 RICs consisting of 138 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee (Since 2009)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	24 RICs consisting of 138 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	97

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	24 RICs consisting of 138 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	24 RICs consisting of 138 Portfolios	None
Frederick W. Winter 1945	Trustee (Since 2009)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	24 RICs consisting of 138 Portfolios	None

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Member of the Board of Managers of BlackRock Investments, LLC since 2011; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	127 RICs consisting of 304 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 304 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has approved extending the mandatory retirement age for Rodney D. Johnson until December 31, 2018.

(c) In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, certain Independent Trustees were elected to the Board. As a result, although the chart shows certain Independent Trustees as joining the Board in 2009, those Independent Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(d) Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

98	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2009)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock , Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about the Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

At a special meeting of shareholders held on November 21, 2018, each LifePath Dynamic Fund’s shareholders and each LifePath Dynamic Master Portfolio’s interestholders elected Trustees who took office on January 1, 2019. The newly elected Trustees include ten former Trustees and five individuals who served as directors/trustees of the funds in the BlackRock Equity-Bond Complex. Information regarding the individuals who began serving as Trustees effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Sub-Advisers

BlackRock International Limited

Edinburgh EH3 8BL,

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust/MIP

400 Howard Street

San Francisco, CA 94105

TRUSTEE AND OFFICER INFORMATION	99

Additional Information

Proxy Results

BlackRock Funds III

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of the Trust. The newly elected Trustees took office effective January 1, 2019.

Shareholders approved the Trustees * of BlackRock Funds III with voting results as follows:

	Votes For	Votes Withheld
Bruce R. Bond	74,530,043,622	332,513,579
Susan J. Carter	74,632,807,465	229,749,735
Collette Chilton	74,606,070,125	256,487,076
Neil A. Cotty	74,519,888,492	342,668,709
Robert Fairbairn	74,487,805,275	374,751,925
Lena G. Goldberg	74,560,684,153	301,873,047
Robert M. Hernandez	74,552,443,194	310,114,006
Henry R. Keizer	74,581,539,095	281,018,105
Cynthia A. Montgomery	74,593,918,281	268,638,919
Donald C. Opatrny	74,537,022,996	325,534,205
John M. Perlowski	74,513,534,069	349,023,132
Joseph P. Platt	74,562,906,468	299,650,732
Mark Stalnecker	74,563,261,799	299,295,401
Kenneth L. Urish	74,524,944,737	337,612,464
Claire A. Walton	74,595,571,180	266,986,021

*	Denotes Trust -wide proposal and voting results.

The above Trustees, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as trustees for other BlackRock-advised equity, multi-asset, index and money market funds.

Master Investment Portfolio

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of the MIP. The newly elected Trustees took office effective January 1, 2019.

Shareholders approved the Trustees * of Master Investment Portfolio with voting results as follows:

	Votes For	Votes Withheld	Votes Abstained
Bruce R. Bond	114,235,868,542	568,012,891	641,786,714
Susan J. Carter	114,644,969,512	314,986,585	485,712,049
Collette Chilton	114,535,742,702	412,456,983	497,468,461
Neil A. Cotty	114,294,090,740	648,797,018	502,780,388
Robert Fairbairn	114,073,048,324	869,686,392	502,933,430
Lena G. Goldberg	114,462,170,860	487,956,046	495,541,240
Robert M. Hernandez	114,478,389,572	461,883,856	505,394,718
Henry R. Keizer	114,350,013,418	592,432,169	503,222,560
Cynthia A. Montgomery	114,570,515,635	380,167,878	494,984,633
Donald C. Opatrny	114,233,094,017	712,297,050	500,277,079
John M. Perlowski	114,154,454,706	787,250,166	503,963,275
Joseph P. Platt	114,347,337,899	591,983,810	506,346,437
Mark Stalnecker	114,353,522,475	588,157,237	503,988,435
Kenneth L. Urish	114,294,097,454	648,416,164	503,154,528
Claire A. Walton	114,578,394,936	379,651,521	487,621,690

*	Denotes Trust -wide proposal and voting results.

The above Trustees, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as trustees for other BlackRock-advised equity, multi-asset, index and money market funds.

General Information

Householding

The LifePath® Dynamic Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the LifePath® Dynamic Funds at (800) 441-7762.

100	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Availability of Quarterly Schedule of Investments

The LifePath® Dynamic Funds/LifePath® Dynamic Master Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The LifePath® Dynamic Funds’/LifePath® Dynamic Master Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The LifePath® Dynamic Funds’/LifePath® Dynamic Master Portfolios’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the LifePath® Dynamic Funds/LifePath® Dynamic Master Portfolios use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how each LifePath® Dynamic Fund/LifePath® Dynamic Master Portfolio voted proxies relating to securities held in each LifePath® Dynamic Fund’s/LifePath® Dynamic Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	101

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

IDR	Indonesian Rupiah

ILS	Israeli New Shekel

JPY	Japanese Yen

NOK	Norwegian Krone

NZD	New Zealand Dollar

SEK	Swedish Krona

SGD	Singapore Dollar

USD	U.S. Dollar

Portfolio Abbreviations

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International

OTC	Over-the-Counter

REIT	Real Estate Investment Trust

S&P	S&P Global Ratings

102	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a LifePath® Dynamic Fund unless preceded or accompanied by the LifePath® Dynamic Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

LPincre-12/18-AR

DECEMBER 31, 2018

ANNUAL REPORT

BlackRock Funds III

➢	BlackRock LifePath® Index Retirement Fund
➢	BlackRock LifePath® Index 2020 Fund
➢	BlackRock LifePath® Index 2025 Fund
➢	BlackRock LifePath® Index 2030 Fund
➢	BlackRock LifePath® Index 2035 Fund
➢	BlackRock LifePath® Index 2040 Fund
➢	BlackRock LifePath® Index 2045 Fund
➢	BlackRock LifePath® Index 2050 Fund
➢	BlackRock LifePath® Index 2055 Fund
➢	BlackRock LifePath® Index 2060 Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call 1-800-441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended December 31, 2018, concerns about a variety of political risks and a modest slowdown in global growth worked against the equity market despite solid corporate earnings, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy for most of the reporting period, risk-taking declined sharply later in the reporting period. As a result, bonds held their value better than stocks, which posted negative returns across the globe. Shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased. This led to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession. However, given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds posted flat returns, and high-yield bonds declined slightly. Recent sell-offs in risk assets have flattened asset returns along the risk spectrum somewhat, which bears further scrutiny in the months ahead.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. By our estimation, the Fed’s neutral interest rate, or the theoretical rate that is neither stimulative nor restrictive to the economy, is approximately 3.0%. With that perspective, the Fed’s current policy is still mildly stimulative to the U.S. economy, which leaves room for further Fed rate hikes to arrive at monetary policy that is a neutral factor for economic growth.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. This was accompanied by a broad based risk-off in December — which was the worst December performance on record since 1931. Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low.

Economic growth and global earnings are likely to slow somewhat in 2019 — the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. Trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. Going into 2019, we also favor short-term bonds over long-term bonds because they offer nearly equivalent yields with far lower volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(6.85)%	(4.38)%
U.S. small cap equities (Russell 2000® Index)	(17.35)	(11.01)
International equities (MSCI Europe, Australasia, Far East Index)	(11.35)	(13.79)
Emerging market equities (MSCI Emerging Markets Index)	(8.48)	(14.57)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.06	1.87
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	2.72	(0.03)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.65	0.01
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.38	1.36
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.24)	(2.08)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2018	BlackRock LifePath Index Funds

Portfolio Management Commentary

How did each Fund perform?

Each of the BlackRock LifePath Index Funds with target dates of 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055, 2060 and BlackRock LifePath Index Retirement Fund (together, the “LifePath Index Funds”) invest in their respective LifePath Index Master Portfolio.

For the 12-month period ended December 31, 2018, for the LifePath Index Retirement Fund and the LifePath Index Fund with a target date of 2020, each Fund’s shares underperformed its respective custom benchmark, except for the LifePath Index Retirement Fund’s Class K Shares, which performed in line with its custom benchmark. For the LifePath Index Fund with a target date of 2025, the Fund’s Institutional and Class K Shares performed in line with its respective custom benchmark, whiIe the Fund’s Investor A and Investor P Shares underperformed. For the LifePath Index Funds with target dates of 2030, 2035 and 2040, Class K Shares outperformed its respective custom benchmark, while Institutional Shares performed in line with its respective custom benchmark and Investor A and Investor P Shares underperformed. For the LifePath Index Fund with a target date of 2045, the Institutional and Class K Shares outperformed its respective custom benchmark, while the Investor A Shares underperformed and Investor P Shares performed in line. For the LifePath Index Fund with a target date of 2050, the Institutional and Class K Shares outperformed its respective custom benchmark, while the Investor A and Investor P Shares performed in line. For the LifePath Index Fund with a target date of 2055, the Institutional and Class K Shares outperformed its custom benchmark, while the Investor A and Investor P Shares performed in line. For the LifePath Index Fund with a target date of 2060, all of the share classes outperformed its custom benchmark.

What factors influenced performance?

Positive mistracking in the underlying iShares Developed Real Estate Index Fund, fair value pricing impact and ETF premiums over the period contributed to positive relative performance for the LifePath Index Funds, particularly in the farther-dated funds.

For the shorter-dated funds, the primary detractor from relative performance was negative mistracking in the underlying U.S. Total Bond Index Master Portfolio. The underperformance of the U.S. Total Bond Index Master Portfolio relative to its benchmark during the period was primarily due to security sampling, fund expenses and transaction costs. There were no major detractors within the farther-dated funds with higher allocations to equities. The Large Cap Index Master Portfolio, which detracted during the first half of the year, generated positive tracking during the fourth quarter.

Describe recent portfolio activity.

Each LifePath Index Fund has its own time horizon, which affects its acceptable level of risk and, in turn, the strategic allocation of its holdings across asset classes. On a quarterly basis, the strategic allocation of each LifePath Index Fund is systematically adjusted to reflect the shareholders’ remaining investment time horizon. During the period, the LifePath Index Funds were rebalanced in accordance with their updated strategic allocations. Daily cash flows were allocated to the underlying funds and instruments as appropriate.

Describe portfolio positioning at period end.

At period end, each of the LifePath Index Funds was invested according to its respective strategic allocation benchmark within tolerance limits.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Glide Path Evolution

Under normal circumstances, the asset allocation of each LifePath Index Fund will change over time according to a predetermined “glide path” as each LifePath Index Fund approaches its respective target date. The glide path represents the shifting of asset classes over time. Each LifePath Index Fund’s asset allocations become more conservative prior to retirement as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of each LifePath Index Fund, which may be a primary source of income after retirement. As each LifePath Index Fund approaches its target date, its asset allocation will shift so that each LifePath Index Fund invests a greater percentage of its assets in fixed-income index funds. The asset allocation targets are established by the portfolio managers. The investment team, including the portfolio managers, meets regularly to assess market conditions, review the asset allocation targets of each LifePath Index Fund, and determine whether any changes are required to enable each LifePath Index Fund to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BlackRock Fund Advisors (“BFA” or the “Manager”) may periodically adjust the proportion of equity index funds and fixed-income index funds in each LifePath Index Fund, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of each LifePath Index Fund, reallocations of each LifePath Index Fund’s composition to reflect intra-year movement along the glide path and other factors. In general, such adjustments will be limited; however, BFA may determine that a greater degree of variation is warranted to protect a LifePath Index Fund or achieve a LifePath Index.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018	BlackRock LifePath Index Retirement Fund

Investment Objective

BlackRock LifePath® Index Retirement Fund’s (“LifePath Index Retirement Fund” or the “LifePath Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Fund will be broadly diversified across global asset classes.

At a meeting held on May 17, 2018, the Board of Trustees of BlackRock Funds III (the “Trust”) and, at a meeting held on May 23, 2018, the Board of Trustees of State Farm Mutual Fund Trust each approved a reorganization of the State Farm LifePath Retirement Fund (the “Target Fund”), with and into the LifePath Index Retirement Fund. At a special shareholder meeting on September 14, 2018, the shareholders of the Target Fund approved the reorganization, which was completed on November 19, 2018.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)

The LifePath Index Fund compares its performance to that of a customized weighted index (the “LifePath Index Retirement Fund Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Index Fund’s custom benchmark consists of the following:

Period (a)	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index
05/31/11 to 12/31/11	37.1%	6.0%	N/A	17.5%	35.7%	3.7%
01/01/12 to 12/31/12	39.0	6.3	1.6%	16.6	32.9	3.6
01/01/13 to 12/31/13	40.9	6.6	3.1	16.0	29.7	3.7
01/01/14 to 12/31/14	42.1	6.8	3.0	16.0	28.4	3.7
01/01/15 to 12/31/15	40.4	6.7	3.3	16.9	29.3	3.4
01/01/16 to 12/31/16	51.2	8.8	0.6	13.3	22.3	3.8
01/01/17 to 12/31/17	51.2	8.8	0.5	13.3	21.8	4.4
01/01/18 to 12/31/18	51.2	8.8	0.5	13.7	21.8	4.0

See “About Fund Performance” on page 15 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2018

		Average Annual Total Returns (a)
		1 Year		5 Years		Since Inception (b)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(3.25)%	(3.55)%	N/A	3.55%	N/A	4.44%	N/A
Investor A	(3.30)	(3.80)	N/A	3.28	N/A	4.18	N/A
Class K	(3.23)	(3.51)	N/A	3.58	N/A	4.48	N/A
Investor P	(3.32)	(3.74)	(8.80)%	3.30	2.20%	4.19	3.46%
LifePath Index Retirement Fund Custom Benchmark	(3.15)	(3.47)	N/A	3.72	N/A	4.60	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	1.65	0.01	N/A	2.52	N/A	2.55	N/A
Bloomberg Barclays U.S. TIPS Index (Series L)	(1.24)	(1.26)	N/A	1.69	N/A	1.86	N/A
FTSE EPRA Nareit Developed Index	(5.97)	(5.63)	N/A	4.34	N/A	4.66	N/A
MSCI ACWI ex USA IMI Index	(11.53)	(14.76)	N/A	0.85	N/A	1.89	N/A
Russell 1000® Index	(7.42)	(4.78)	N/A	8.21	N/A	10.66	N/A
Russell 2000® Index	(17.35)	(11.01)	N/A	4.41	N/A	7.79	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 15 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The LifePath Index Fund commenced operations on May 31, 2011.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of December 31, 2018	BlackRock LifePath Index 2020 Fund

Investment Objective
BlackRock LifePath® Index 2020 Fund’s (“LifePath Index 2020 Fund” or the “LifePath Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

At a meeting held on May 17, 2018, the Board of Trustees of BlackRock Funds III (the “Trust”) and, at a meeting held on May 23, 2018, the Board of Trustees of State Farm Mutual Fund Trust each approved a reorganization of the State Farm LifePath 2020 Fund (the “Target Fund”), with and into the LifePath Index 2020 Fund. At a special shareholder meeting on September 14, 2018, the shareholders of the Target Fund approved the reorganization, which was completed on November 19, 2018.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)

The LifePath Index Fund compares its performance to that of a customized weighted index (the “LifePath Index 2020 Fund Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Index Fund’s custom benchmark consists of the following:

Period (a)	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index
05/31/11 to 12/31/11	37.1%	6.0%	N/A	17.5%	35.7%	3.7%
01/01/12 to 12/31/12	39.0	6.3	1.6%	16.6	32.9	3.6
01/01/13 to 12/31/13	40.9	6.6	3.1	16.0	29.7	3.7
01/01/14 to 12/31/14	42.1	6.8	3.0	16.0	28.4	3.7
01/01/15 to 12/31/15	40.4	6.7	3.3	16.9	29.3	3.4
01/01/16 to 12/31/16	42.2	7.0	3.0	16.5	27.9	3.4
01/01/17 to 12/31/17	45.5	7.6	2.0	15.6	25.4	3.9
01/01/18 to 12/31/18	47.52	7.9	1.0	15.5	24.2	4.0

See “About Fund Performance” on page 15 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2018

		Average Annual Total Returns (a)
		1 Year		5 Years		Since Inception (b)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(3.69)%	(4.01)%	N/A	3.88%	N/A	4.96%	N/A
Investor A	(3.82)	(4.26)	N/A	3.63	N/A	4.68	N/A
Class K	(3.67)	(3.97)	N/A	3.93	N/A	5.00	N/A
Investor P	(3.77)	(4.21)	(9.27)%	3.63	2.52%	4.70	3.96%
LifePath Index 2020 Fund Custom Benchmark	(3.56)	(3.83)	N/A	4.06	N/A	5.12	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	1.65	0.01	N/A	2.52	N/A	2.55	N/A
Bloomberg Barclays U.S. TIPS Index (Series L)	(1.24)	(1.26)	N/A	1.69	N/A	1.86	N/A
FTSE EPRA Nareit Developed Index	(5.97)	(5.63)	N/A	4.34	N/A	4.66	N/A
MSCI ACWI ex USA IMI Index	(11.53)	(14.76)	N/A	0.85	N/A	1.89	N/A
Russell 1000® Index	(7.42)	(4.78)	N/A	8.21	N/A	10.66	N/A
Russell 2000® Index	(17.35)	(11.01)	N/A	4.41	N/A	7.79	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 15 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The LifePath Index Fund commenced operations on May 31, 2011.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018	BlackRock LifePath Index 2025 Fund

Investment Objective

BlackRock LifePath® Index 2025 Fund’s (“LifePath Index 2025 Fund” or the “LifePath Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)

The LifePath Index Fund compares its performance to that of a customized weighted index (the “LifePath Index 2025 Fund Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Index Fund’s custom benchmark consists of the following:

Period (a)	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index
05/31/11 to 12/31/11	30.0%	4.7%	N/A	20.5%	41.2%	3.6%
01/01/12 to 12/31/12	31.9	8.0	2.4%	19.3	38.1	3.3
01/01/13 to 12/31/13	33.7	5.3	4.8	18.3	34.6	3.3
01/01/14 to 12/31/14	34.5	5.4	4.9	18.5	33.4	3.3
01/01/15 to 12/31/15	30.9	5.0	5.9	20.1	35.1	3.0
01/01/16 to 12/31/16	32.4	5.3	5.8	19.8	33.8	2.9
01/01/17 to 12/31/17	35.0	5.7	5.3	19.3	31.7	3.1
01/01/18 to 12/31/18	36.5	5.9	4.5	19.3	30.7	3.1

See “About Fund Performance” on page 15 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2018

		Average Annual Total Returns (a)
		1 Year		5 Years		Since Inception (b)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(4.76)%	(4.83)%	N/A	4.25%	N/A	5.39%	N/A
Investor A	(4.90)	(5.08)	N/A	3.98	N/A	5.12	N/A
Class K	(4.73)	(4.78)	N/A	4.30	N/A	5.43	N/A
Investor P	(4.89)	(5.08)	(10.08)%	3.99	2.87%	5.12	4.38%
LifePath Index 2025 Fund Custom Benchmark	(4.72)	(4.82)	N/A	4.37	N/A	5.52	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	1.65	0.01	N/A	2.52	N/A	2.55	N/A
Bloomberg Barclays U.S. TIPS Index (Series L)	(1.24)	(1.26)	N/A	1.69	N/A	1.86	N/A
FTSE EPRA Nareit Developed Index	(5.97)	(5.63)	N/A	4.34	N/A	4.66	N/A
MSCI ACWI ex USA IMI Index	(11.53)	(14.76)	N/A	0.85	N/A	1.89	N/A
Russell 1000® Index	(7.42)	(4.78)	N/A	8.21	N/A	10.66	N/A
Russell 2000® Index	(17.35)	(11.01)	N/A	4.41	N/A	7.79	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 15 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The LifePath Index Fund commenced operations on May 31, 2011.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	7

Fund Summary as of December 31, 2018	BlackRock LifePath Index 2030 Fund

Investment Objective

BlackRock LifePath® Index 2030 Fund’s (“LifePath Index 2030 Fund” or the “LifePath Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

At a meeting held on May 17, 2018, the Board of Trustees of BlackRock Funds III (the “Trust”) and, at a meeting held on May 23, 2018, the Board of Trustees of State Farm Mutual Fund Trust each approved a reorganization of the State Farm LifePath 2030 Fund (the “Target Fund”), with and into the LifePath Index 2030 Fund. At a special shareholder meeting on September 14, 2018, the shareholders of the Target Fund approved the reorganization, which was completed on November 19, 2018.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)

The LifePath Index Fund compares its performance to that of a customized weighted index (the “LifePath Index 2030 Fund Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Index Fund’s custom benchmark consists of the following:

Period (a)	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index
05/31/11 to 12/31/11	23.8%	3.5%	N/A	23.1%	46.1%	3.5%
01/01/12 to 12/31/12	25.8	3.8	3.1%	21.6	42.6	3.1
01/01/13 to 12/31/13	27.6	4.0	6.2	20.3	38.9	3.0
01/01/14 to 12/31/14	27.7	4.1	6.6	20.9	37.8	2.9
01/01/15 to 12/31/15	21.8	3.4	8.3	23.1	40.8	2.6
01/01/16 to 12/31/16	23.4	3.6	8.3	22.9	39.3	2.5
01/01/17 to 12/31/17	25.9	4.0	8.1	22.5	37.2	2.4
01/01/18 to 12/31/18	27.2	4.2	7.5	22.5	36.2	2.5

See “About Fund Performance” on page 15 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2018

		Average Annual Total Returns (a)
		1 Year		5 Years		Since Inception (b)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(5.70)%	(5.60)%	N/A	4.53%	N/A	5.75%	N/A
Investor A	(5.90)	(5.92)	N/A	4.26	N/A	5.49	N/A
Class K	(5.68)	(5.56)	N/A	4.58	N/A	5.79	N/A
Investor P	(5.77)	(5.79)	(10.71)%	4.28	3.15%	5.50	4.76%
LifePath Index 2030 Fund Custom Benchmark	(5.69)	(5.65)	N/A	4.63	N/A	5.87	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	1.65	0.01	N/A	2.52	N/A	2.55	N/A
Bloomberg Barclays U.S. TIPS Index (Series L)	(1.24)	(1.26)	N/A	1.69	N/A	1.86	N/A
FTSE EPRA Nareit Developed Index	(5.97)	(5.63)	N/A	4.34	N/A	4.66	N/A
MSCI ACWI ex USA IMI Index	(11.53)	(14.76)	N/A	0.85	N/A	1.89	N/A
Russell 1000® Index	(7.42)	(4.78)	N/A	8.21	N/A	10.66	N/A
Russell 2000® Index	(17.35)	(11.01)	N/A	4.41	N/A	7.79	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 15 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The LifePath Index Fund commenced operations on May 31, 2011.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018	BlackRock LifePath Index 2035 Fund

Investment Objective

BlackRock LifePath® Index 2035 Fund’s (“LifePath Index 2035 Fund” or the “LifePath Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)

The LifePath Index Fund compares its performance to that of a customized weighted index (the “LifePath Index 2035 Fund Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Index Fund’s custom benchmark consists of the following:

Period (a)	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index
05/31/11 to 12/31/11	18.2%	2.4%	N/A	25.4%	50.5%	3.5%
01/01/12 to 12/31/12	20.3	2.6	3.7%	23.7	46.7	3.0
01/01/13 to 12/31/13	22.1	2.9	7.5	22.2	42.7	2.6
01/01/14 to 12/31/14	21.6	2.9	8.1	23.0	41.8	2.6
01/01/15 to 12/31/15	13.2	1.9	10.6	26.0	46.0	2.3
01/01/16 to 12/31/16	14.7	2.2	10.7	25.7	44.6	2.1
01/01/17 to 12/31/17	17.1	2.5	10.8	25.5	42.4	1.7
01/01/18 to 12/31/18	18.4	2.7	10.3	25.5	41.3	1.8

See “About Fund Performance” on page 15 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2018

		Average Annual Total Returns (a)
		1 Year		5 Years		Since Inception (b)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(6.64)%	(6.40)%	N/A	4.81%	N/A	6.07%	N/A
Investor A	(6.72)	(6.59)	N/A	4.53	N/A	5.80	N/A
Class K	(6.55)	(6.36)	N/A	4.86	N/A	6.10	N/A
Investor P	(6.74)	(6.62)	(11.52)%	4.55	3.43%	5.81	5.07%
LifePath Index 2035 Fund Custom Benchmark	(6.61)	(6.44)	N/A	4.87	N/A	6.18	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	1.65	0.01	N/A	2.52	N/A	2.55	N/A
Bloomberg Barclays U.S. TIPS Index (Series L)	(1.24)	(1.26)	N/A	1.69	N/A	1.86	N/A
FTSE EPRA Nareit Developed Index	(5.97)	(5.63)	N/A	4.34	N/A	4.66	N/A
MSCI ACWI ex USA IMI Index	(11.53)	(14.76)	N/A	0.85	N/A	1.89	N/A
Russell 1000® Index	(7.42)	(4.78)	N/A	8.21	N/A	10.66	N/A
Russell 2000® Index	(17.35)	(11.01)	N/A	4.41	N/A	7.79	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 15 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The LifePath Index Fund commenced operations on May 31, 2011.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	9

Fund Summary as of December 31, 2018	BlackRock LifePath Index 2040 Fund

Investment Objective

BlackRock LifePath® Index 2040 Fund’s (“LifePath Index 2040 Fund” or the “LifePath Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

At a meeting held on May 17, 2018, the Board of Trustees of BlackRock Funds III (the “Trust”) and, at a meeting held on May 23, 2018, the Board of Trustees of State Farm Mutual Fund Trust each approved a reorganization of the State Farm LifePath 2040 Fund (the “Target Fund”), with and into the LifePath Index 2040 Fund. At a special shareholder meeting on September 14, 2018, the shareholders of the Target Fund approved the reorganization, which was completed on November 19, 2018.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)

The LifePath Index Fund compares its performance to that of a customized weighted index (the “LifePath Index 2040 Fund Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Index Fund’s custom benchmark consists of the following:

Period (a)	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index
05/31/11 to 12/31/11	13.1%	1.3%	N/A	27.6%	54.6%	3.4%
01/01/12 to 12/31/12	15.3	1.6	4.2%	25.6	50.5	2.8
01/01/13 to 12/31/13	17.1	1.7	8.7	23.9	46.2	2.4
01/01/14 to 12/31/14	16.3	1.6	9.5	24.9	45.3	2.4
01/01/15 to 12/31/15	5.6	0.7	12.9	28.6	50.1	2.1
01/01/16 to 12/31/16	6.9	0.9	12.9	28.5	48.9	1.9
01/01/17 to 12/31/17	9.2	1.2	13.2	28.2	47.1	1.1
01/01/18 to 12/31/18	10.3	1.4	12.8	28.3	46.0	1.3

See “About Fund Performance” on page 15 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2018

		Average Annual Total Returns (a)
		1 Year		5 Years		Since Inception (b)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(7.44)%	(7.12)%	N/A	5.03%	N/A	6.35%	N/A
Investor A	(7.58)	(7.30)	N/A	4.76	N/A	6.09	N/A
Class K	(7.42)	(7.08)	N/A	5.07	N/A	6.40	N/A
Investor P	(7.52)	(7.32)	(12.20)%	4.77	3.64%	6.09	5.35%
LifePath Index 2040 Fund Custom Benchmark	(7.44)	(7.17)	N/A	5.08	N/A	6.46	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	1.65	0.01	N/A	2.52	N/A	2.55	N/A
Bloomberg Barclays U.S. TIPS Index (Series L)	(1.24)	(1.26)	N/A	1.69	N/A	1.86	N/A
FTSE EPRA Nareit Developed Index	(5.97)	(5.63)	N/A	4.34	N/A	4.66	N/A
MSCI ACWI ex USA IMI Index	(11.53)	(14.76)	N/A	0.85	N/A	1.89	N/A
Russell 1000® Index	(7.42)	(4.78)	N/A	8.21	N/A	10.66	N/A
Russell 2000® Index	(17.35)	(11.01)	N/A	4.41	N/A	7.79	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 15 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The LifePath Index Fund commenced operations on May 31, 2011.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018	BlackRock LifePath Index 2045 Fund

Investment Objective

BlackRock LifePath® Index 2045 Fund’s (“LifePath Index 2045 Fund” or the “LifePath Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)

The LifePath Index Fund compares its performance to that of a customized weighted index (the “LifePath Index 2045 Fund Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Index Fund’s custom benchmark consists of the following:

Period (a)	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index
05/31/11 to 12/31/11	8.7%	N/A	N/A	29.6%	58.3%	3.4%
01/01/12 to 12/31/12	11.2	N/A	4.8%	27.4	54.0	2.6
01/01/13 to 12/31/13	13.2	N/A	9.8	25.4	49.5	2.1
01/01/14 to 12/31/14	12.6	N/A	10.7	26.4	48.1	2.2
01/01/15 to 12/31/15	1.8	0.2%	14.2	30.0	51.7	2.1
01/01/16 to 12/31/16	2.3	0.2	14.6	30.2	50.8	1.9
01/01/17 to 12/31/17	3.4	0.3	15.3	30.5	49.5	0.9
01/01/18 to 12/31/18	4.0	0.4	15.0	30.7	48.9	1.1

See “About Fund Performance” on page 15 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2018

		Average Annual Total Returns (a)
		1 Year		5 Years		Since Inception (b)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(7.99)%	(7.56)%	N/A	5.18%	N/A	6.55%	N/A
Investor A	(8.14)	(7.87)	N/A	4.91	N/A	6.28	N/A
Class K	(7.96)	(7.50)	N/A	5.23	N/A	6.60	N/A
Investor P	(8.16)	(7.85)	(12.70)%	4.91	3.79%	6.27	5.53%
LifePath Index 2045 Fund Custom Benchmark	(8.13)	(7.80)	N/A	5.19	N/A	6.66	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	1.65	0.01	N/A	2.52	N/A	2.55	N/A
Bloomberg Barclays U.S. TIPS Index (Series L)	(1.24)	(1.26)	N/A	1.69	N/A	1.86	N/A
FTSE EPRA Nareit Developed Index	(5.97)	(5.63)	N/A	4.34	N/A	4.66	N/A
MSCI ACWI ex USA IMI Index	(11.53)	(14.76)	N/A	0.85	N/A	1.89	N/A
Russell 1000® Index	(7.42)	(4.78)	N/A	8.21	N/A	10.66	N/A
Russell 2000® Index	(17.35)	(11.01)	N/A	4.41	N/A	7.79	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 15 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The LifePath Index Fund commenced operations on May 31, 2011.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	11

Fund Summary as of December 31, 2018	BlackRock LifePath Index 2050 Fund

Investment Objective

BlackRock LifePath® Index 2050 Fund’s (“LifePath Index 2050 Fund” or the “LifePath Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

At a meeting held on May 17, 2018, the Board of Trustees of BlackRock Funds III (the “Trust”) and, at a meeting held on May 23, 2018, the Board of Trustees of State Farm Mutual Fund Trust each approved a reorganization of the State Farm LifePath 2050 Fund (the “Target Fund”), with and into the LifePath Index 2050 Fund. At a special shareholder meeting on September 14, 2018, the shareholders of the Target Fund approved the reorganization, which was completed on November 19, 2018.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)

The LifePath Index Fund compares its performance to that of a customized weighted index (the “LifePath Index 2050 Fund Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Index Fund’s custom benchmark consists of the following:

Period (a)	Bloomberg Barclays U.S. Aggregate Bond Index	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index
05/31/11 to 12/31/11	3.3%	N/A	31.6%	61.7%	3.4%
01/01/12 to 12/31/12	5.8	5.3%	29.2	57.1	2.6
01/01/13 to 12/31/13	7.9	10.8	26.9	52.5	1.9
01/01/14 to 12/31/14	8.3	11.7	27.7	50.4	1.9
01/01/15 to 12/31/15	1.0	14.5	30.3	52.1	2.1
01/01/16 to 12/31/16	1.0	15.0	30.9	51.2	1.9
01/01/17 to 12/31/17	1.0	16.2	31.5	50.4	0.9
01/01/18 to 12/31/18	1.2	16.0	31.7	50.2	1.0

See “About Fund Performance” on page 15 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2018

		Average Annual Total Returns (a)
		1 Year		5 Years		Since Inception (b)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(8.29)%	(7.87)%	N/A	5.23%	N/A	6.70%	N/A
Investor A	(8.43)	(8.11)	N/A	4.97	N/A	6.43	N/A
Class K	(8.27)	(7.82)	N/A	5.28	N/A	6.74	N/A
Investor P	(8.39)	(8.07)	(12.90)%	4.97	3.84%	6.44	5.69%
LifePath Index 2050 Fund Custom Benchmark	(8.43)	(8.07)	N/A	5.25	N/A	6.80	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	1.65	0.01	N/A	2.52	N/A	2.55	N/A
FTSE EPRA Nareit Developed Index	(5.97)	(5.63)	N/A	4.34	N/A	4.66	N/A
MSCI ACWI ex USA IMI Index	(11.53)	(14.76)	N/A	0.85	N/A	1.89	N/A
Russell 1000® Index	(7.42)	(4.78)	N/A	8.21	N/A	10.66	N/A
Russell 2000® Index	(17.35)	(11.01)	N/A	4.41	N/A	7.79	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 15 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The LifePath Index Fund commenced operations on May 31, 2011.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018	BlackRock LifePath Index 2055 Fund

Investment Objective

BlackRock LifePath® Index 2055 Fund’s (“LifePath Index 2055 Fund” or the “LifePath Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)

The LifePath Index Fund compares its performance to that of a customized weighted index (the “LifePath Index 2055 Fund Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Index Fund’s custom benchmark consists of the following:

Period (a)	Bloomberg Barclays U.S. Aggregate Bond Index	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index
05/31/11 to 12/31/11	1.0%	N/A	33.2%	59.8%	6.0%
01/01/12 to 12/31/12	1.1	5.9%	31.4	57.4	4.2
01/01/13 to 12/31/13	2.7	12.2	28.4	54.8	1.9
01/01/14 to 12/31/14	4.2	12.8	29.0	52.1	1.9
01/01/15 to 12/31/15	1.0	14.5	30.3	52.1	2.1
01/01/16 to 12/31/16	1.0	15.0	30.9	51.2	1.9
01/01/17 to 12/31/17	1.0	16.2	31.5	50.4	0.9
01/01/18 to 12/31/18	1.0	16.1	31.8	50.1	1.0

See “About Fund Performance” on page 15 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2018

		Average Annual Total Returns (a)
		1 Year		5 Years		Since Inception (b)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(8.32)%	(7.83)	N/A	5.29%	N/A	6.85%	N/A
Investor A	(8.46)	(8.08)	N/A	5.02	N/A	6.58	N/A
Class K	(8.30)	(7.79)	N/A	5.34	N/A	6.89	N/A
Investor P	(8.50)	(8.13)	(12.98)%	5.01	3.88%	6.57	5.82%
LifePath Index 2055 Fund Custom Benchmark	(8.47)	(8.11)	N/A	5.27	N/A	6.91	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	1.65	0.01	N/A	2.52	N/A	2.55	N/A
FTSE EPRA Nareit Developed Index	(5.97)	(5.63)	N/A	4.34	N/A	4.66	N/A
MSCI ACWI ex USA IMI Index	(11.53)	(14.76)	N/A	0.85	N/A	1.89	N/A
Russell 1000® Index	(7.42)	(4.78)	N/A	8.21	N/A	10.66	N/A
Russell 2000® Index	(17.35)	(11.01)	N/A	4.41	N/A	7.79	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 15 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The LifePath Index Fund commenced operations on May 31, 2011.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	13

Fund Summary as of December 31, 2018	BlackRock LifePath Index 2060 Fund

Investment Objective

BlackRock LifePath® Index 2060 Fund’s (“LifePath Index 2060 Fund” or the “LifePath Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)

The LifePath Index Fund compares its performance to that of a customized weighted index (the “LifePath Index 2060 Fund Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Index Fund’s custom benchmark consists of the following:

Period (a)	Bloomberg Barclays U.S. Aggregate Bond Index	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index
02/29/16 to 12/31/16	1.0%	15.0%	30.9%	51.2%	1.9%
01/01/17 to 12/31/17	1.0	16.2	31.5	50.4	0.9
01/01/18 to 12/31/18	1.0	16.1	31.8	50.1	1.0

See “About Fund Performance” on page 15 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2018

		Average Annual Total Returns (a)
		1 Year		Since Inception (b)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(8.33)%	(7.82)%	N/A	9.44%	N/A
Investor A	(8.45)	(8.04)	N/A	9.17	N/A
Class K	(8.30)	(7.84)	N/A	9.49	N/A
Investor P	(8.36)	(7.97)	(12.81)%	9.21	7.17%
LifePath Index 2060 Fund Custom Benchmark	(8.47)	(8.11)	N/A	9.33	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	1.65	0.01	N/A	1.43	N/A
FTSE EPRA Nareit Developed Index	(5.97)	(5.63)	N/A	4.32	N/A
MSCI ACWI ex USA IMI Index	(11.53)	(14.76)	N/A	7.68	N/A
Russell 1000® Index	(7.42)	(4.78)	N/A	11.81	N/A
Russell 2000® Index	(17.35)	(11.01)	N/A	11.35	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 15 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The LifePath Index Fund commenced operations on February 29, 2016.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Investor P Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are only available to investors purchasing shares through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the LifePath Index Funds’ distributor to offer such shares. Investor P Share performance shown prior to the Investor P Shares inception date of August 6, 2018 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Investor P Shares fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (“BAL” or the “Administrator”), each LifePath Index Fund’s administrator, has contractually agreed to waive and/or reimburse a portion of each LifePath Index Fund’s expenses. Without such waiver and/or reimbursement, each LifePath Index Fund’s performance would have been lower. The Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 4 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The LifePath Index Funds’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Index Fund’s asset classes according to their weightings as of the most recent quarter-end. The weightings of the various indexes that are included in the LifePath Index Funds’ custom benchmarks are adjusted quarterly to reflect the LifePath Index Fund’s changing asset allocations over time. As of December 31, 2018, the following indexes are used to calculate the LifePath Index Funds’ custom benchmarks: Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Treasury Inflation Protected Securities (“TIPS”) Index (Series L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000® Index and Russell 2000® Index.

The Bloomberg Barclays U.S. Aggregate Bond Index is a widely recognized unmanaged market-weighted index comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity. The Bloomberg Barclays U.S. TIPS Index (Series L) is a market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury. The FTSE EPRA Nareit Developed Index is a global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe, and Asia. The MSCI ACWI ex USA IMI Index is a free float-adjusted market capitalization weighted index that measures the equity market performance of the developed (excluding the U.S.) and emerging investable market universe. The Russell 1000® Index is an index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The Russell 1000® Index represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Russell 2000® Index is an unmanaged index that is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that Index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Disclosure of Expenses

Shareholders of each LifePath Index Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, and other fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on July 1, 2018 and held through December 31, 2018, except with respect to Investor P Shares which are based on a hypothetical investment of $1,000 on August 6, 2018 (commencement of operations) and held through December 31, 2018) are intended to assist shareholders both in calculating expenses based on an investment in a LifePath Index Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their LifePath Index Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each LifePath Index Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a LifePath Index Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES	15

Disclosure of Expenses  (continued)

	Actual			Hypothetical (b)
	Beginning Account Value 07/01/18	Ending Account Value 12/31/18	Expenses Paid During the Period (a)	Beginning Account Value 07/01/18	Ending Account Value 12/31/18	Expenses Paid During the Period (a)	Annualized Expense Ratio

LifePath Index Retirement Fund
Institutional	$1,000.00	$967.50	$0.60	$1,000.00	$1,024.60	$0.61	0.12%
Investor A	1,000.00	967.00	1.88	1,000.00	1,023.29	1.94	0.38
Class K	1,000.00	967.70	0.40	1,000.00	1,024.80	0.41	0.08
Investor P	1,000.00	954.40	1.42	1,000.00	1,018.69	1.46	0.36

LifePath Index 2020 Fund
Institutional	$1,000.00	$963.10	$0.59	$1,000.00	$1,024.60	$0.61	0.12%
Investor A	1,000.00	961.80	1.88	1,000.00	1,023.29	1.94	0.38
Class K	1,000.00	963.30	0.40	1,000.00	1,024.80	0.41	0.08
Investor P	1,000.00	948.20	1.41	1,000.00	1,018.69	1.46	0.36

LifePath Index 2025 Fund
Institutional	$1,000.00	$952.40	$0.54	$1,000.00	$1,024.65	$0.56	0.11%
Investor A	1,000.00	951.00	1.77	1,000.00	1,023.39	1.84	0.36
Class K	1,000.00	952.70	0.30	1,000.00	1,024.90	0.31	0.06
Investor P	1,000.00	934.30	1.36	1,000.00	1,018.73	1.42	0.35

LifePath Index 2030 Fund
Institutional	$1,000.00	$943.00	$0.54	$1,000.00	$1,024.65	$0.56	0.11%
Investor A	1,000.00	941.00	1.76	1,000.00	1,023.39	1.84	0.36
Class K	1,000.00	943.20	0.29	1,000.00	1,024.90	0.31	0.06
Investor P	1,000.00	922.70	1.36	1,000.00	1,018.73	1.42	0.35

LifePath Index 2035 Fund
Institutional	$1,000.00	$933.60	$0.54	$1,000.00	$1,024.65	$0.56	0.11%
Investor A	1,000.00	932.80	1.75	1,000.00	1,023.39	1.84	0.36
Class K	1,000.00	934.50	0.29	1,000.00	1,024.90	0.31	0.06
Investor P	1,000.00	911.30	1.31	1,000.00	1,018.77	1.38	0.34

LifePath Index 2040 Fund
Institutional	$1,000.00	$925.60	$0.49	$1,000.00	$1,024.70	$0.51	0.10%
Investor A	1,000.00	924.20	1.70	1,000.00	1,023.44	1.79	0.35
Class K	1,000.00	925.80	0.24	1,000.00	1,024.95	0.26	0.05
Investor P	1,000.00	901.10	1.30	1,000.00	1,018.77	1.38	0.34

LifePath Index 2045 Fund
Institutional	$1,000.00	$920.10	$0.48	$1,000.00	$1,024.70	$0.51	0.10%
Investor A	1,000.00	918.60	1.69	1,000.00	1,023.44	1.79	0.35
Class K	1,000.00	920.40	0.24	1,000.00	1,024.95	0.26	0.05
Investor P	1,000.00	893.60	1.22	1,000.00	1,018.85	1.30	0.32

LifePath Index 2050 Fund
Institutional	$1,000.00	$917.10	$0.48	$1,000.00	$1,024.70	$0.51	0.10%
Investor A	1,000.00	915.70	1.69	1,000.00	1,023.44	1.79	0.35
Class K	1,000.00	917.30	0.24	1,000.00	1,024.95	0.26	0.05
Investor P	1,000.00	890.70	1.29	1,000.00	1,018.77	1.38	0.34

LifePath Index 2055 Fund
Institutional	$1,000.00	$916.80	$0.43	$1,000.00	$1,024.75	$0.46	0.09%
Investor A	1,000.00	915.40	1.64	1,000.00	1,023.49	1.73	0.34
Class K	1,000.00	917.00	0.19	1,000.00	1,025.00	0.20	0.04
Investor P	1,000.00	890.00	1.18	1,000.00	1,018.89	1.26	0.32

LifePath Index 2060 Fund
Institutional	$1,000.00	$916.70	$0.43	$1,000.00	$1,024.75	$0.46	0.09%
Investor A	1,000.00	915.50	1.64	1,000.00	1,023.49	1.73	0.34
Class K	1,000.00	917.00	0.19	1,000.00	1,025.00	0.20	0.04
Investor P	1,000.00	890.80	1.18	1,000.00	1,018.89	1.26	0.33

(a)

For each class of LifePath Index Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown, except Investor P which is multiplied by 147/365 to reflect the period since inception date of August 6, 2018). Because LifePath Index Fund invests all of its assets in LifePath Index Master Portfolio, and the expense examples reflect the net expenses of both the LifePath Index Fund and the LifePath Index Master Portfolio in which it invests.

(b)	Hypothetical 5% return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

December 31, 2018

	BlackRock LifePath Index Retirement Fund	BlackRock LifePath Index 2020 Fund	BlackRock LifePath Index 2025 Fund	BlackRock LifePath Index 2030 Fund	BlackRock LifePath Index 2035 Fund

ASSETS
Investments at value — from the applicable LifePath Index Master Portfolio	$2,301,173,144	$4,331,216,420	$3,005,549,776	$5,731,660,763	$2,593,234,250
Receivables:
Capital shares sold	3,360,210	8,353,174	17,155,981	16,505,155	12,865,709
Withdrawals from the LifePath Index Master Portfolio	10,450,976	8,570,789	—	—	—
From the Administrator/Manager	57,417	68,741	86,781	91,871	91,779
Deferred offering costs	20,211	20,211	20,211	20,211	20,211
Prepaid expenses	24,032	27,678	32,579	26,081	23,537

Total assets	2,315,085,990	4,348,257,013	3,022,845,328	5,748,304,081	2,606,235,486

LIABILITIES
Bank overdraft	63,338	107,274	100,070	142,625	90,953
Payables:
Capital shares redeemed	13,811,186	16,923,963	6,039,473	16,074,211	8,582,626
Income dividend distributions	442,041	673,814	1,099,053	954,804	822,003
Professional fees	22,078	20,391	19,425	19,642	21,986
Transfer agent fees	83,589	142,533	42,019	197,815	38,413
Service fees	226,587	402,212	24,505	475,224	21,261
Printing fees	3,915	11,371	7,837	11,357	5,469
Offering costs	33,403	33,403	33,403	33,403	33,403
Officer’s fees	266	484	545	671	483
Capital gains distributions	48,151	295,408	277,839	48,879	15,729
Recoupment of past waived fees	151	326	—	—	—
Contributions to the LifePath Index Master Portfolio	—	—	11,116,508	430,944	4,283,083
Board realignment and consolidation	26,661	28,175	30,661	37,264	35,737
Registration fees	15,070	30,606	56,899	62,109	57,535
Other accrued expenses	3,449	3,666	3,634	3,754	3,557

Total liabilities	14,779,885	18,673,626	18,851,871	18,492,702	14,012,238

NET ASSETS	$2,300,306,105	$4,329,583,387	$3,003,993,457	$5,729,811,379	$2,592,223,248

NET ASSETS CONSIST OF
Paid-in capital	$2,303,812,438	$4,304,693,851	$2,962,451,368	$5,738,537,459	$2,547,083,140
Accumulated earnings (loss)	(3,506,333)	24,889,536	41,542,089	(8,726,080)	45,140,108

NET ASSETS	$2,300,306,105	$4,329,583,387	$3,003,993,457	$5,729,811,379	$2,592,223,248

NET ASSET VALUE

Institutional
Net assets	$145,418,367	$284,473,840	$104,907,644	$393,583,640	$94,316,270

Shares outstanding(a)	12,594,046	23,877,700	8,497,603	31,313,873	7,323,720

Net asset value	$11.55	$11.91	$12.35	$12.57	$12.88

Investor A
Net assets	$82,453,920	$195,699,305	$119,566,362	$283,011,037	$103,712,517

Shares outstanding(a)	7,147,756	16,453,257	9,694,692	22,524,886	8,071,599

Net asset value	$11.54	$11.89	$12.33	$12.56	$12.85

Class K
Net assets	$1,160,343,535	$2,279,771,873	$2,777,709,801	$3,250,556,441	$2,393,633,624

Shares outstanding(a)	100,554,448	191,370,519	224,913,415	258,852,640	186,028,080

Net asset value	$11.54	$11.91	$12.35	$12.56	$12.87

Investor P
Net assets	$912,090,283	$1,569,638,369	$1,809,650	$1,802,660,261	$560,837

Shares outstanding(a)	79,137,946	132,140,020	146,896	143,575,460	43,689

Net asset value	$11.53	$11.88	$12.32	$12.56	$12.84

(a)	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	17

Statements of Assets and Liabilities  (continued)

December 31, 2018

	BlackRock LifePath Index 2040 Fund	BlackRock LifePath Index 2045 Fund	BlackRock LifePath Index 2050 Fund	BlackRock LifePath Index 2055 Fund	BlackRock LifePath Index 2060 Fund

ASSETS
Investments at value — from the applicable LifePath Index Master Portfolio	$4,386,502,291	$1,782,209,760	$1,966,269,526	$819,985,378	$157,590,826
Receivables:
Capital shares sold	9,082,741	6,561,845	4,728,884	3,495,081	1,701,808
From the Administrator/Manager	89,785	89,799	45,557	87,086	41,037
Deferred offering costs	20,211	20,211	20,211	20,211	20,211
Prepaid expenses	26,961	23,832	11,641	21,425	15,750

Total assets	4,395,721,989	1,788,905,447	1,971,075,819	823,609,181	159,369,632

LIABILITIES
Bank overdraft	116,251	72,535	73,003	47,497	25,001
Payables:
Capital shares redeemed	8,259,304	5,633,038	4,080,555	1,933,265	85,545
Income dividend distributions	693,007	481,330	316,282	157,530	35,834
Professional fees	21,374	31,729	22,862	24,014	18,853
Transfer agent fees	147,799	29,832	—	18,959	—
Service fees	334,912	13,678	108,939	8,690	839
Offering costs	33,403	33,403	33,403	33,403	33,403
Printing fees	6,888	1,800	1,605	—	4,601
Officer’s fees	524	339	304	157	—
Capital gains distributions	56,850	26,966	20,285	—	—
Contributions to the LifePath Index Master Portfolio	823,437	928,807	648,329	1,561,816	1,616,263
Board realignment and consolidation	38,860	39,323	45,557	50,863	16,393
Registration fees	52,467	46,822	38,122	—	7,500
Other accrued expenses	2,475	3,466	3,449	27,483	3,367

Total liabilities	10,587,551	7,343,068	5,392,695	3,863,677	1,847,599

NET ASSETS	$4,385,134,438	$1,781,562,379	$1,965,683,124	$819,745,504	$157,522,033

NET ASSETS CONSIST OF
Paid-in capital	$4,424,665,561	$1,770,328,337	$1,982,838,258	$830,424,493	$168,170,411
Accumulated earnings (loss)	(39,531,123)	11,234,042	(17,155,134)	(10,678,989)	(10,648,378)

NET ASSETS	$4,385,134,438	$1,781,562,379	$1,965,683,124	$819,745,504	$157,522,033

NET ASSET VALUE

Institutional
Net assets	$446,191,762	$70,629,460	$68,948,809	$60,992,571	$2,773,416

Shares outstanding(a)	34,128,807	5,300,459	5,104,462	4,430,811	227,463

Net asset value	$13.07	$13.33	$13.51	$13.77	$12.19

Investor A
Net assets	$174,340,224	$65,641,507	$82,676,803	$41,909,380	$4,370,673

Shares outstanding(a)	13,358,835	4,935,192	6,133,945	3,050,768	359,133

Net asset value	$13.05	$13.30	$13.48	$13.74	$12.17

Class K
Net assets	$2,478,916,161	$1,645,042,111	$1,420,615,872	$716,634,396	$150,118,485

Shares outstanding(a)	189,630,167	123,359,616	105,175,522	52,053,166	12,311,841

Net asset value	$13.07	$13.34	$13.51	$13.77	$12.19

Investor P
Net assets	$1,285,686,291	$249,301	$393,441,640	$209,157	$259,459

Shares outstanding(a)	98,596,064	18,756	29,218,044	15,229	21,323

Net asset value	$13.04	$13.29	$13.47	$13.73	$12.17

(a)	No par value, unlimited number of shares authorized.

See notes to financial statements.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended December 31, 2018

	BlackRock LifePath Index Retirement Fund	BlackRock LifePath Index 2020 Fund	BlackRock LifePath Index 2025 Fund	BlackRock LifePath Index 2030 Fund	BlackRock LifePath Index 2035 Fund

INVESTMENT INCOME
Net investment income allocated from the applicable LifePath Index Master Portfolio:
Dividends — affiliated	$17,267,237	$36,899,423	$44,413,460	$75,035,374	$51,802,678
Interest — affiliated	20,732,291	36,542,227	28,861,305	28,837,812	12,717,797
Securities lending income — affiliated — net	17,772	26,644	89,606	75,953	24,580
Expenses	(1,249,748)	(2,354,745)	(2,381,401)	(3,063,840)	(1,995,314)
Fees waived	166,297	262,280	467,400	665,426	448,610

Total investment income	36,933,849	71,375,829	71,450,370	101,550,725	62,998,351

FUND EXPENSES
Administration	432,924	838,191	868,528	1,145,577	755,470
Service — class specific	489,880	948,843	357,492	1,253,717	335,093
Transfer agent — class specific	175,943	314,845	201,322	418,559	199,919
Reorganization costs	166,013	169,260	—	178,044	—
Registration	78,203	81,562	116,727	100,435	112,480
Professional	20,254	28,828	38,902	28,183	36,489
Printing	17,305	20,392	18,413	19,509	17,950
Offering	13,628	13,628	13,628	13,628	13,628
Accounting services	2,475	2,475	2,475	2,475	2,475
Officer	525	1,009	1,155	1,395	994
Board realignment and consolidation	26,661	28,175	30,661	37,264	35,737
Miscellaneous	11,274	12,576	12,552	12,972	11,793
Recoupment of past waived and/or reimbursed fees — class specific	85	74	—	—	—

Total expenses	1,435,170	2,459,858	1,661,855	3,211,758	1,522,028
Less:
Fees waived and/or reimbursed by the Administrator/Manager	(768,121)	(1,194,597)	(1,101,539)	(1,537,986)	(985,877)
Transfer agent fees waived and/or reimbursed	(48,965)	(71,978)	(75,225)	(93,873)	(82,619)

Total expenses after fees waived and/or reimbursed	618,084	1,193,283	485,091	1,579,899	453,532

Net investment income	36,315,765	70,182,546	70,965,279	99,970,826	62,544,819

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized loss from investments	(5,296,150)	(5,944,043)	(5,159,414)	(8,831,035)	(3,348,596)
Net change in unrealized appreciation (depreciation) on investments	(99,347,538)	(211,759,456)	(218,830,890)	(402,679,866)	(238,976,379)

Total realized and unrealized loss	(104,643,688)	(217,703,499)	(223,990,304)	(411,510,901)	(242,324,975)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(68,327,923)	$(147,520,953)	$(153,025,025)	$(311,540,075)	$(179,780,156)

See notes to financial statements.

FINANCIAL STATEMENTS	19

Statements of Operations  (continued)

Year Ended December 31, 2018

	BlackRock LifePath Index 2040 Fund	BlackRock LifePath Index 2045 Fund	BlackRock LifePath Index 2050 Fund	BlackRock LifePath Index 2055 Fund	BlackRock LifePath Index 2060 Fund

INVESTMENT INCOME
Net investment income allocated from the applicable LifePath Index Master Portfolio:
Dividends — affiliated	$73,399,141	$42,782,311	$42,203,679	$19,382,093	$3,218,325
Interest — affiliated	8,467,286	2,041,580	812,333	371,706	60,467
Securities lending income — affiliated — net	72,435	20,549	3,991	27,017	1,974
Expenses	(2,251,747)	(1,320,925)	(1,200,007)	(590,677)	(135,009)
Fees waived	768,010	470,506	430,672	306,361	89,837

Total investment income	80,455,125	43,994,021	42,250,668	19,496,500	3,235,594

FUND EXPENSES
Administration	875,541	520,250	474,182	225,535	35,816
Service — class specific	875,417	193,939	347,176	106,256	8,199
Transfer agent — class specific	340,138	161,224	210,519	151,210	41,449
Reorganization costs	176,052	—	170,548	—	—
Registration	107,613	109,050	97,675	79,846	60,212
Professional	26,208	32,333	26,690	28,021	25,581
Printing	18,741	17,428	9,190	15,999	26,540
Offering	13,628	13,628	13,628	13,628	13,628
Accounting services	2,475	2,475	2,475	2,475	2,475
Officer	1,066	694	605	322	68
Board realignment and consolidation	38,860	39,323	45,557	50,863	16,393
Miscellaneous	11,317	10,341	10,227	9,273	9,525

Total expenses excluding interest expense and fees	2,487,056	1,100,685	1,408,472	683,428	239,886
Less:
Fees waived and/or reimbursed by the Administrator/Manager	(1,271,131)	(745,353)	(850,607)	(425,907)	(190,567)
Transfer agent fees waived and/or reimbursed	(97,108)	(83,945)	(105,477)	(100,157)	(38,515)

Total expenses after fees waived and/or reimbursed	1,118,817	271,387	452,388	157,364	10,804

Net investment income	79,336,308	43,722,634	41,798,280	19,339,136	3,224,790

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized loss from investments	(17,782,484)	(4,471,220)	(9,596,714)	(5,510,087)	(4,528,884)
Net change in unrealized appreciation (depreciation) on investments	(373,948,239)	(188,690,572)	(196,328,322)	(84,811,123)	(12,235,947)

Total realized and unrealized loss	(391,730,723)	(193,161,792)	(205,925,036)	(90,321,210)	(16,764,831)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(312,394,415)	$(149,439,158)	$(164,126,756)	$(70,982,074)	$(13,540,041)

See notes to financial statements.

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock LifePath Index Retirement Fund		BlackRock LifePath Index 2020 Fund
	Year Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$36,315,765	$22,041,068	$70,182,546	$45,883,090
Net realized gain (loss)	(5,296,150)	2,801,608	(5,944,043)	6,999,035
Net change in unrealized appreciation (depreciation)	(99,347,538)	79,605,920	(211,759,456)	187,374,092

Net increase (decrease) in net assets resulting from operations	(68,327,923)	104,448,596	(147,520,953)	240,256,217

DISTRIBUTIONS(a)(b)
Institutional	(1,863,610)	(1,655,463)	(4,186,883)	(2,398,254)
Investor A	(1,701,611)	(1,736,764)	(4,275,370)	(4,139,425)
Class K	(28,326,410)	(21,954,434)	(60,056,816)	(46,790,752)
Investor P	(6,176,947)	—	(14,269,585)	—

Decrease in net assets resulting from distributions to shareholders	(38,068,578)	(25,346,661)	(82,788,654)	(53,328,431)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	1,171,859,011	345,485,383	2,152,208,345	543,599,844

NET ASSETS(b)
Total increase in net assets	1,065,462,510	424,587,318	1,921,898,738	730,527,630
Beginning of year	1,234,843,595	810,256,277	2,407,684,649	1,677,157,019

End of year	$2,300,306,105	$1,234,843,595	$4,329,583,387	$2,407,684,649

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and distributions in excess of net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 7 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	21

Statements of Changes in Net Assets  (continued)

	BlackRock LifePath Index 2025 Fund		BlackRock LifePath Index 2030 Fund
	Year Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$70,965,279	$46,273,201	$99,970,826	$62,195,880
Net realized gain (loss)	(5,159,414)	3,872,502	(8,831,035)	6,167,849
Net change in unrealized appreciation (depreciation)	(218,830,890)	215,776,463	(402,679,866)	318,231,460

Net increase (decrease) in net assets resulting from operations	(153,025,025)	265,922,166	(311,540,075)	386,595,189

DISTRIBUTIONS(a)(b)
Institutional	(2,690,202)	(2,092,496)	(4,756,501)	(2,977,500)
Investor A	(3,022,227)	(3,106,590)	(5,489,756)	(5,709,237)
Class K	(70,018,318)	(44,507,737)	(74,020,681)	(58,150,971)
Investor P	(18,628)	—	(12,415,867)	—

Decrease in net assets resulting from distributions to shareholders	(75,749,375)	(49,706,823)	(96,682,805)	(66,837,708)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	732,145,328	848,663,357	3,007,159,930	900,282,496

NET ASSETS(b)
Total increase in net assets	503,370,928	1,064,878,700	2,598,937,050	1,220,039,977
Beginning of year	2,500,622,529	1,435,743,829	3,130,874,329	1,910,834,352

End of year	$3,003,993,457	$2,500,622,529	$5,729,811,379	$3,130,874,329

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and distributions in excess of net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 7 for this prior year information.

See notes to financial statements.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BlackRock LifePath Index 2035 Fund		BlackRock LifePath Index 2040 Fund
	Year Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$62,544,819	$42,072,220	$79,336,308	$49,123,074
Net realized gain (loss)	(3,348,596)	2,720,980	(17,782,484)	3,490,373
Net change in unrealized appreciation (depreciation)	(238,976,379)	230,966,946	(373,948,239)	286,092,538

Net increase (decrease) in net assets resulting from operations	(179,780,156)	275,760,146	(312,394,415)	338,705,985

DISTRIBUTIONS(a)(b)
Institutional	(2,215,283)	(2,050,763)	(4,857,706)	(2,292,083)
Investor A	(2,509,087)	(3,148,041)	(3,596,340)	(4,083,534)
Class K	(54,921,017)	(38,509,125)	(56,256,528)	(43,462,281)
Investor P	(5,192)	—	(9,370,925)	—

Decrease in net assets resulting from distributions to shareholders	(59,650,579)	(43,707,929)	(74,081,499)	(49,837,898)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	714,943,481	714,831,441	2,437,404,493	690,639,528

NET ASSETS(b)
Total increase in net assets	475,512,746	946,883,658	2,050,928,579	979,507,615
Beginning of year	2,116,710,502	1,169,826,844	2,334,205,859	1,354,698,244

End of year	$2,592,223,248	$2,116,710,502	$4,385,134,438	$2,334,205,859

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and distributions in excess of net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 7 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statements of Changes in Net Assets  (continued)

	BlackRock LifePath Index 2045 Fund		BlackRock LifePath Index 2050 Fund
	Year Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$43,722,634	$28,748,738	$41,798,280	$26,520,357
Net realized gain (loss)	(4,471,220)	1,341,648	(9,596,714)	1,220,362
Net change in unrealized appreciation (depreciation)	(188,690,572)	168,824,455	(196,328,322)	157,524,336

Net increase (decrease) in net assets resulting from operations	(149,439,158)	198,914,841	(164,126,756)	185,265,055

DISTRIBUTIONS(a)(b)
Institutional	(1,664,434)	(1,564,110)	(1,584,622)	(1,511,930)
Investor A	(1,476,281)	(1,677,352)	(1,684,498)	(1,924,919)
Class K	(37,519,200)	(25,634,876)	(31,641,931)	(23,186,239)
Investor P	(2,779)	—	(3,032,970)	—

Decrease in net assets resulting from distributions to shareholders	(40,662,694)	(28,876,338)	(37,944,021)	(26,623,088)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	585,732,158	524,323,582	915,730,764	443,592,939

NET ASSETS(b)
Total increase in net assets	395,630,306	694,362,085	713,659,987	602,234,906
Beginning of year	1,385,932,073	691,569,988	1,252,023,137	649,788,231

End of year	$1,781,562,379	$1,385,932,073	$1,965,683,124	$1,252,023,137

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and distributions in excess of net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 7 for this prior year information.

See notes to financial statements.

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BlackRock LifePath Index 2055 Fund		BlackRock LifePath Index 2060 Fund
	Year Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$19,339,136	$11,652,545	$3,224,790	$1,170,654
Net realized gain (loss)	(5,510,087)	78,355	(4,528,884)	(40,316)
Net change in unrealized appreciation (depreciation)	(84,811,123)	67,867,815	(12,235,947)	5,776,913

Net increase (decrease) in net assets resulting from operations	(70,982,074)	79,598,715	(13,540,041)	6,907,251

DISTRIBUTIONS(a)(b)
Institutional	(1,303,230)	(1,077,347)	(54,600)	(16,254)
Investor A	(825,974)	(807,139)	(64,121)	(44,563)
Class K	(15,248,291)	(9,766,420)	(2,729,840)	(1,109,098)
Investor P	(2,309)	—	(2,587)	—

Decrease in net assets resulting from distributions to shareholders	(17,379,804)	(11,650,906)	(2,851,148)	(1,169,915)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	330,037,613	259,140,949	99,363,718	58,074,168

NET ASSETS(b)
Total increase in net assets	241,675,735	327,088,758	82,972,529	63,811,504
Beginning of year	578,069,769	250,981,011	74,549,504	10,738,000

End of year	$819,745,504	$578,069,769	$157,522,033	$74,549,504

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and distributions in excess of net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 7 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	25

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock LifePath Index Retirement Fund

	Institutional

	Year Ended December 31,
	2018		2017	2016	2015	2014

Net asset value, beginning of year	$12.26		$11.33	$10.97	$11.33	$11.05

Net investment income(a)	0.30		0.25	0.23	0.21	0.21
Net realized and unrealized gain (loss)	(0.73)		0.96	0.41	(0.25)	0.42

Net increase (decrease) from investment operations	(0.43)		1.21	0.64	(0.04)	0.63

Distributions(b)
From net investment income	(0.27)		(0.25)	(0.22)	(0.21)	(0.21)
From net realized gain	(0.01)		(0.03)	(0.06)	(0.11)	(0.14)

Total distributions	(0.28)		(0.28)	(0.28)	(0.32)	(0.35)

Net asset value, end of year	$11.55		$12.26	$11.33	$10.97	$11.33

Total Return(c)
Based on net asset value	(3.55)%		10.69%	5.86%	(0.36)%	5.73%

Ratios to Average Net Assets(d)(e)
Total expenses	0.18	%(f)	0.17%	0.19%	0.21%	0.23%

Total expenses after fees waived and/or reimbursed	0.12	%(f)	0.13%	0.13%	0.14%	0.16%

Net investment income	2.51%		2.10%	2.02%	1.79%	1.82%

Supplemental Data
Net assets, end of year (000)	$145,418		$72,929	$71,606	$68,492	$68,385

Portfolio turnover rate of the LifePath Index Master Portfolio(g)	25%		10%	13%	25%	15%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.01%	0.02%	0.02%	0.02%	0.03%
Investments in underlying funds	0.03%	0.03%	0.03%	0.03%	0.03%

(f)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.17% and 0.12%, respectively.

(g)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index Retirement Fund (continued)

	Investor A

	Year Ended December 31,
	2018		2017	2016	2015	2014

Net asset value, beginning of year	$12.25		$11.32	$10.97	$11.33	$11.05

Net investment income(a)	0.27		0.22	0.20	0.17	0.17
Net realized and unrealized gain (loss)	(0.73)		0.96	0.40	(0.24)	0.43

Net increase (decrease) from investment operations	(0.46)		1.18	0.60	(0.07)	0.60

Distributions(b)
From net investment income	(0.24)		(0.22)	(0.19)	(0.18)	(0.18)
From net realized gain	(0.01)		(0.03)	(0.06)	(0.11)	(0.14)

Total distributions	(0.25)		(0.25)	(0.25)	(0.29)	(0.32)

Net asset value, end of year	$11.54		$12.25	$11.32	$10.97	$11.33

Total Return(c)
Based on net asset value	(3.80)%		10.43%	5.51%	(0.61)%	5.50%

Ratios to Average Net Assets(d)(e)
Total expenses	0.44	%(f)	0.42%	0.44%	0.46%	0.48%

Total expenses after fees waived and/or reimbursed	0.38	%(f)	0.38%	0.38%	0.39%	0.41%

Net investment income	2.24%		1.84%	1.75%	1.54%	1.55%

Supplemental Data
Net assets, end of year (000)	$82,454		$89,720	$72,286	$61,886	$55,156

Portfolio turnover rate of the LifePath Index Master Portfolio(g)	25%		10%	13%	25%	15%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.01%	0.02%	0.02%	0.02%	0.03%
Investments in underlying funds	0.03%	0.03%	0.03%	0.03%	0.03%

(f)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed have been 0.43% and 0.38%, respectively.

(g)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index Retirement Fund (continued)

	Class K

	Year Ended December 31,
	2018		2017	2016	2015	2014

Net asset value, beginning of year	$12.25		$11.32	$10.97	$11.33	$11.05

Net investment income(a)	0.31		0.26	0.23	0.20	0.21
Net realized and unrealized gain (loss)	(0.73)		0.95	0.40	(0.23)	0.42

Net increase (decrease) from investment operations	(0.42)		1.21	0.63	(0.03)	0.63

Distributions(b)
From net investment income	(0.28)		(0.25)	(0.22)	(0.22)	(0.21)
From net realized gain	(0.01)		(0.03)	(0.06)	(0.11)	(0.14)

Total distributions	(0.29)		(0.28)	(0.28)	(0.33)	(0.35)

Net asset value, end of year	$11.54		$12.25	$11.32	$10.97	$11.33

Total Return(c)
Based on net asset value	(3.51)%		10.75%	5.82%	(0.31)%	5.78%

Ratios to Average Net Assets(d)(e)
Total expenses	0.13	%(f)	0.12%	0.14%	0.15%	0.19%

Total expenses after fees waived and/or reimbursed	0.08	%(f)	0.08%	0.08%	0.09%	0.11%

Net investment income	2.54%		2.13%	2.05%	1.84%	1.87%

Supplemental Data
Net assets, end of year (000)	$1,160,344		$1,072,195	$666,364	$369,359	$307,946

Portfolio turnover rate of the LifePath Index Master Portfolio(g)	25%		10%	13%	25%	15%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.01%	0.02%	0.02%	0.02%	0.03%
Investments in underlying funds	0.03%	0.03%	0.03%	0.03%	0.03%

(f)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.12% and 0.08%, respectively.

(g)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	BlackRock LifePath Index Retirement Fund (continued)

	Investor P
	Period from 08/06/18 (a) to 12/31/18

Net asset value, beginning of period	$12.23

Net investment income(b)	0.12
Net realized and unrealized loss	(0.67)

Net decrease from investment operations	(0.55)

Distributions(c)
From net investment income	(0.14)
From net realized gain	(0.01)

Total distributions	(0.15)

Net asset value, end of period	$11.53

Total Return(d)
Based on net asset value	(4.56	)%(e)

Ratios to Average Net Assets
Total expenses	0.41	%(f)(g)(h)(i)(j)

Total expenses after fees waived and/or reimbursed	0.36	%(f)(g)(h)(i)(j)

Net investment income	2.47	%(f)(g)(h)

Supplemental Data
Net assets, end of period (000)	$912,090

Portfolio turnover rate of the LifePath Index Master Portfolio(k)	25%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.
(h)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

Period from 08/06/18 (a) to 12/31/18
Allocated fees waived	0.01%
Investments in underlying funds	0.03%

(i)

Reorganization, offering, and board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.42% and 0.37%, respectively.

(j)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.39% and 0.36%, respectively.

(k)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2020 Fund

	Institutional

	Year Ended December 31,
	2018		2017	2016	2015	2014

Net asset value, beginning of year	$12.73		$11.61	$11.20	$11.57	$11.25

Net investment income(a)	0.32		0.26	0.24	0.22	0.22
Net realized and unrealized gain (loss)	(0.82)		1.15	0.45	(0.27)	0.46

Net increase (decrease) from investment operations	(0.50)		1.41	0.69	(0.05)	0.68

Distributions(b)
From net investment income	(0.28)		(0.26)	(0.23)	(0.22)	(0.22)
From net realized gain	(0.04)		(0.03)	(0.05)	(0.10)	(0.14)

Total distributions	(0.32)		(0.29)	(0.28)	(0.32)	(0.36)

Net asset value, end of year	$11.91		$12.73	$11.61	$11.20	$11.57

Total Return(c)
Based on net asset value	(4.01)%		12.28%	6.17%	(0.38)%	6.10%

Ratios to Average Net Assets(d)(e)
Total expenses	0.17	%(f)	0.17%	0.18%	0.20%	0.22%

Total expenses after fees waived and/or reimbursed	0.12	%(f)	0.13%	0.13%	0.14%	0.16%

Net investment income	2.55%		2.16%	2.08%	1.89%	1.93%

Supplemental Data
Net assets, end of year (000)	$284,474		$106,140	$87,573	$89,773	$81,485

Portfolio turnover rate of the LifePath Index Master Portfolio(g)	20%		9%	14%	14%	12%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.01%	0.01%	0.01%	0.02%	0.02%
Investments in underlying funds	0.03%	0.03%	0.04%	0.04%	0.04%

(f)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.16% and 0.12%, respectively.

(g)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2020 Fund (continued)

	Investor A

	Year Ended December 31,
	2018		2017	2016	2015	2014

Net asset value, beginning of year	$12.71		$11.59	$11.18	$11.55	$11.23

Net investment income(a)	0.28		0.23	0.20	0.19	0.19
Net realized and unrealized gain (loss)	(0.81)		1.15	0.46	(0.26)	0.46

Net increase (decrease) from investment operations	(0.53)		1.38	0.66	(0.07)	0.65

Distributions(b)
From net investment income	(0.25)		(0.23)	(0.20)	(0.20)	(0.19)
From net realized gain	(0.04)		(0.03)	(0.05)	(0.10)	(0.14)

Total distributions	(0.29)		(0.26)	(0.25)	(0.30)	(0.33)

Net asset value, end of year	$11.89		$12.71	$11.59	$11.18	$11.55

Total Return(c)
Based on net asset value	(4.26)%		12.03%	5.93%	(0.63)%	5.87%

Ratios to Average Net Assets(d)(e)
Total expenses	0.42	%(f)	0.42%	0.43%	0.45%	0.47%

Total expenses after fees waived and/or reimbursed	0.38	%(f)	0.38%	0.38%	0.39%	0.41%

Net investment income	2.22%		1.90%	1.79%	1.64%	1.68%

Supplemental Data
Net assets, end of year (000)	$195,699		$198,412	$161,273	$109,566	$99,790

Portfolio turnover rate of the LifePath Index Master Portfolio(g)	20%		9%	14%	14%	12%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.01%	0.01%	0.01%	0.02%	0.02%
Investments in underlying funds	0.03%	0.03%	0.04%	0.04%	0.04%

(f)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.41% and 0.38%, respectively.

(g)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	31

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2020 Fund (continued)

	Class K

	Year Ended December 31,
	2018		2017	2016	2015	2014

Net asset value, beginning of year	$12.73		$11.61	$11.19	$11.57	$11.25

Net investment income(a)	0.32		0.27	0.24	0.23	0.23
Net realized and unrealized gain (loss)	(0.81)		1.15	0.47	(0.28)	0.46

Net increase (decrease) from investment operations	(0.49)		1.42	0.71	(0.05)	0.69

Distributions(b)
From net investment income	(0.29)		(0.27)	(0.24)	(0.23)	(0.23)
From net realized gain	(0.04)		(0.03)	(0.05)	(0.10)	(0.14)

Total distributions	(0.33)		(0.30)	(0.29)	(0.33)	(0.37)

Net asset value, end of year	$11.91		$12.73	$11.61	$11.19	$11.57

Total Return(c)
Based on net asset value	(3.97)%		12.34%	6.32%	(0.42)%	6.15%

Ratios to Average Net Assets(d)(e)
Total expenses	0.12	%(f)	0.11%	0.13%	0.14%	0.17%

Total expenses after fees waived and/or reimbursed	0.08	%(f)	0.08%	0.08%	0.09%	0.11%

Net investment income	2.52%		2.21%	2.12%	1.95%	1.98%

Supplemental Data
Net assets, end of year (000)	$2,279,772		$2,103,133	$1,428,311	$875,791	$699,797

Portfolio turnover rate of the LifePath Index Master Portfolio 2020(g)	20%		9%	14%	14%	12%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.01%	0.01%	0.01%	0.02%	0.02%
Investments in underlying funds	0.03%	0.03%	0.04%	0.04%	0.04%

(f)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.11% and 0.08%, respectively.

(g)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	BlackRock LifePath Index 2020 Fund (continued)

	Investor P
	Period from 08/06/18 (a) to 12/31/18

Net asset value, beginning of period	$12.71

Net investment income(b)	0.14
Net realized and unrealized loss	(0.80)

Net decrease from investment operations	(0.66)

Distributions(c)
From net investment income	(0.14)
From net realized gain	(0.03)

Total distributions	(0.17)

Net asset value, end of period	$11.88

Total Return(d)
Based on net asset value	(5.18	)%(e)

Ratios to Average Net Assets
Total expenses	0.40	%(f)(g)(h)

Total expenses after fees waived and/or reimbursed	0.36	%(f)(g)(h)

Net investment income	2.71	%(f)(h)

Supplemental Data
Net assets, end of period (000)	$1,569,638

Portfolio turnover rate of the LifePath Index Master Portfolio(i)	20%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.
(g)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

Period from 08/06/18 (a) to 12/31/18
Allocated fees waived	0.01%
Investments in underlying funds	0.03%

(h)	Annualized.
(i)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International and U.S. Index Master Portfoio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	33

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2025 Fund

	Institutional

	Year Ended December 31,
	2018	2017	2016		2015		2014

Net asset value, beginning of year	$13.31	$11.90	$11.39		$11.74		$11.37

Net investment income(a)	0.32	0.29	0.25		0.24		0.24
Net realized and unrealized gain (loss)	(0.95)	1.41	0.53		(0.29)		0.47

Net increase (decrease) from investment operations	(0.63)	1.70	0.78		(0.05)		0.71

Distributions(b)
From net investment income	(0.30)	(0.28)	(0.24)		(0.23)		(0.22)
From net realized gain	(0.03)	(0.01)	(0.03)		(0.07)		(0.12)
From return of capital	—	—	(0.00	)(c)	(0.00	)(c)	—

Total distributions	(0.33)	(0.29)	(0.27)		(0.30)		(0.34)

Net asset value, end of year	$12.35	$13.31	$11.90		$11.39		$11.74

Total Return(d)
Based on net asset value	(4.83)%	14.38%	6.82%		(0.42)%		6.33%

Ratios to Average Net Assets(e)(f)
Total expenses	0.16%	0.17%	0.18%		0.20%		0.23%

Total expenses after fees waived and/or reimbursed	0.12%	0.13%	0.13%		0.14%		0.16%

Net investment income	2.41%	2.26%	2.16%		2.00%		2.03%

Supplemental Data
Net assets, end of year (000)	$104,908	$102,921	$76,593		$73,993		$53,760

Portfolio turnover rate of the LifePath Index Master Portfolio(g)	11%	8%	16%		12%		15%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.01%	0.01%	0.01%	0.01%	0.02%
Investments in underlying funds	0.04%	0.04%	0.06%	0.05%	0.05%

(g)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2025 Fund (continued)

	Investor A

	Year Ended December 31,
	2018	2017	2016		2015		2014

Net asset value, beginning of year	$13.29	$11.89	$11.38		$11.73		$11.36

Net investment income(a)	0.28	0.25	0.22		0.20		0.21
Net realized and unrealized gain (loss)	(0.94)	1.40	0.53		(0.28)		0.48

Net increase (decrease) from investment operations	(0.66)	1.65	0.75		(0.08)		0.69

Distributions(b)
From net investment income	(0.27)	(0.24)	(0.21)		(0.20)		(0.20)
From net realized gain	(0.03)	(0.01)	(0.03)		(0.07)		(0.12)
From return of capital	—	—	(0.00	)(c)	(0.00	)(c)	—

Total distributions	(0.30)	(0.25)	(0.24)		(0.27)		(0.32)

Net asset value, end of year	$12.33	$13.29	$11.89		$11.38		$11.73

Total Return(d)
Based on net asset value	(5.08)%	14.03%	6.57%		(0.67)%		6.10%

Ratios to Average Net Assets(e)(f)
Total expenses	0.41%	0.41%	0.43%		0.45%		0.48%

Total expenses after fees waived and/or reimbursed	0.37%	0.38%	0.38%		0.39%		0.41%

Net investment income	2.10%	1.98%	1.90%		1.75%		1.77%

Supplemental Data
Net assets, end of year (000)	$119,566	$157,207	$133,514		$104,993		$89,983

Portfolio turnover rate of the LifePath Index Master Portfolio(g)	11%	8%	16%		12%		15%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.01%	0.01%	0.01%	0.01%	0.02%
Investments in underlying funds	0.04%	0.04%	0.06%	0.05%	0.05%

(g)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	35

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2025 Fund (continued)

	Class K

	Year Ended December 31,
	2018	2017	2016		2015		2014

Net asset value, beginning of year	$13.31	$11.90	$11.39		$11.75		$11.37

Net investment income(a)	0.33	0.30	0.26		0.24		0.24
Net realized and unrealized gain (loss)	(0.95)	1.40	0.52		(0.29)		0.49

Net increase (decrease) from investment operations	(0.62)	1.70	0.78		(0.05)		0.73

Distributions(b)
From net investment income	(0.31)	(0.28)	(0.24)		(0.24)		(0.23)
From net realized gain	(0.03)	(0.01)	(0.03)		(0.07)		(0.12)
From return of capital	—	—	(0.00	)(c)	(0.00	)(c)	—

Total distributions	(0.34)	(0.29)	(0.27)		(0.31)		(0.35)

Net asset value, end of year	$12.35	$13.31	$11.90		$11.39		$11.75

Total Return(d)
Based on net asset value	(4.78)%	14.43%	6.87%		(0.45)%		6.47%

Ratios to Average Net Assets(e)(f)
Total expenses	0.11%	0.11%	0.13%		0.14%		0.18%

Total expenses after fees waived and/or reimbursed	0.07%	0.07%	0.08%		0.09%		0.11%

Net investment income	2.47%	2.34%	2.19%		2.06%		2.08%

Supplemental Data
Net assets, end of year (000)	$2,777,710	$2,240,495	$1,225,637		$597,527		$374,396

Portfolio turnover rate of the LifePath Index Master Portfolio(g)	11%	8%	16%		12%		15%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.01%	0.01%	0.01%	0.01%	0.02%
Investments in underlying funds	0.04%	0.04%	0.06%	0.05%	0.05%

(g)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	BlackRock LifePath Index 2025 Fund (continued)

	Investor P
	Period from 08/16/18 (a) to 12/31/18

Net asset value, beginning of period	$13.38

Net investment income(b)	0.17
Net realized and unrealized loss	(1.04)

Net decrease from investment operations	(0.87)

Distributions(c)
From net investment income	(0.16)
From net realized gain	(0.03)

Total distributions	(0.19)

Net asset value, end of period	$12.32

Total Return(d)
Based on net asset value	(6.57	)%(e)

Ratios to Average Net Assets
Total expenses	0.40	%(f)(g)(h)

Total expenses after fees waived and/or reimbursed	0.35	%(f)(g)(h)

Net investment income	3.53	%(f)(g)(h)

Supplemental Data
Net assets, end of period (000)	$1,810

Portfolio turnover rate of the Lifepath Index Master Portfolio(i)	11%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.
(g)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

Period from 08/16/18 (a) to 12/31/18
Allocated fees waived	0.01%
Investments in underlying funds	0.04%

(h)	Annualized.
(i)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	BlackRock LifePath Index 2030 Fund

	Institutional

	Year Ended December 31,
	2018		2017	2016		2015	2014

Net asset value, beginning of year	$13.62		$11.99	$11.45		$11.86	$11.49

Net investment income(a)	0.38		0.31	0.26		0.25	0.25
Net realized and unrealized gain (loss)	(1.13)		1.63	0.56		(0.31)	0.51

Net increase (decrease) from investment operations	(0.75)		1.94	0.82		(0.06)	0.76

Distributions(b)
From net investment income	(0.29)		(0.29)	(0.25)		(0.25)	(0.24)
From net realized gain	(0.01)		(0.02)	(0.03)		(0.10)	(0.15)
From return of capital	—		—	(0.00	)(c)	—	—

Total distributions	(0.30)		(0.31)	(0.28)		(0.35)	(0.39)

Net asset value, end of year	$12.57		$13.62	$11.99		$11.45	$11.86

Total Return(d)
Based on net asset value	(5.60)%		16.29%	7.23%		(0.55)%	6.58%

Ratios to Average Net Assets(e)(f)
Total expenses	0.16	%(g)	0.16%	0.19%		0.20%	0.22%

Total expenses after fees waived and/or reimbursed	0.11	%(g)	0.12%	0.13%		0.14%	0.16%

Net investment income	2.82%		2.36%	2.22%		2.08%	2.10%

Supplemental Data
Net assets, end of year (000)	$393,584		$137,120	$99,722		$88,246	$73,640

Portfolio turnover rate of the LifePath Index Master Portfolio(h)	15%		7%	19%		12%	20%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.01%	0.02%	0.01%	0.01%	0.02%
Investments in underlying funds	0.04%	0.05%	0.07%	0.06%	0.05%

(g)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.15% and 0.11%, respectively.

(h)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2030 Fund (continued)

	Investor A

	Year Ended December 31,
	2018		2017	2016		2015	2014

Net asset value, beginning of year	$13.62		$11.99	$11.45		$11.85	$11.49

Net investment income(a)	0.30		0.27	0.22		0.22	0.22
Net realized and unrealized gain (loss)	(1.09)		1.64	0.57		(0.30)	0.50

Net increase (decrease) from investment operations	(0.79)		1.91	0.79		(0.08)	0.72

Distributions(b)
From net investment income	(0.26)		(0.26)	(0.22)		(0.22)	(0.21)
From net realized gain	(0.01)		(0.02)	(0.03)		(0.10)	(0.15)
From return of capital	—		—	(0.00	)(c)	—	—

Total distributions	(0.27)		(0.28)	(0.25)		(0.32)	(0.36)

Net asset value, end of year	$12.56		$13.62	$11.99		$11.45	$11.85

Total Return(d)
Based on net asset value	(5.92)%		16.01%	6.98%		(0.80)%	6.26%

Ratios to Average Net Assets(e)(f)
Total expenses	0.41	%(g)	0.41%	0.43%		0.45%	0.47%

Total expenses after fees waived and/or reimbursed	0.36	%(g)	0.37%	0.38%		0.39%	0.41%

Net investment income	2.23%		2.10%	1.90%		1.84%	1.84%

Supplemental Data
Net assets, end of year (000)	$283,011		$284,679	$209,757		$117,745	$111,333

Portfolio turnover rate of the LifePath Index Master Portfolio(h)	15%		7%	19%		12%	20%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.01%	0.02%	0.01%	0.01%	0.02%
Investments in underlying funds	0.04%	0.05%	0.07%	0.06%	0.05%

(g)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.40% and 0.36%, respectively.

(h)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2030 Fund (continued)

	Class K

	Year Ended December 31,
	2018		2017	2016		2015	2014

Net asset value, beginning of year	$13.61		$11.98	$11.44		$11.85	$11.48

Net investment income(a)	0.34		0.31	0.27		0.26	0.25
Net realized and unrealized gain (loss)	(1.08)		1.64	0.55		(0.32)	0.51

Net increase (decrease) from investment operations	(0.74)		1.95	0.82		(0.06)	0.76

Distributions(b)
From net investment income	(0.30)		(0.30)	(0.25)		(0.25)	(0.24)
From net realized gain	(0.01)		(0.02)	(0.03)		(0.10)	(0.15)
From return of capital	—		—	(0.00	)(c)	—	—

Total distributions	(0.31)		(0.32)	(0.28)		(0.35)	(0.39)

Net asset value, end of year	$12.56		$13.61	$11.98		$11.44	$11.85

Total Return(d)
Based on net asset value	(5.56)%		16.36%	7.29%		(0.50)%	6.64%

Ratios to Average Net Assets(e)(f)
Total expenses	0.11	%(g)	0.10%	0.13%		0.14%	0.17%

Total expenses after fees waived and/or reimbursed	0.06	%(g)	0.07%	0.08%		0.09%	0.11%

Net investment income	2.55%		2.40%	2.27%		2.15%	2.14%

Supplemental Data
Net assets, end of year (000)	$3,250,556		$2,709,075	$1,601,355		$870,661	$633,093

Portfolio turnover rate of the LifePath Index Master Portfolio(h)	15%		7%	19%		12%	20%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.01%	0.02%	0.01%	0.01%	0.02%
Investments in underlying funds	0.04%	0.05%	0.07%	0.06%	0.05%

(g)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.10% and 0.06%, respectively.

(h)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	BlackRock LifePath Index 2030 Fund (continued)

	Investor P
	Period from 08/06/18 (a) to 12/31/18

Net asset value, beginning of period	$13.77

Net investment income(b)	0.21
Net realized and unrealized loss	(1.27)

Net decrease from investment operations	(1.06)

Distributions(c)
From net investment income	(0.15)
From net realized gain	(0.00	)(d)

Total distributions	(0.15)

Net asset value, end of period	$12.56

Total Return(e)
Based on net asset value	(7.73	)%(f)

Ratios to Average Net Assets
Total expenses	0.39	%(g)(h)(i)

Total expenses after fees waived and/or reimbursed	0.35	%(g)(h)(i)

Net investment income	3.95	%(g)(i)

Supplemental Data
Net assets, end of period (000)	$1,802,660

Portfolio turnover rate of the LifePath Index Master Portfolio(j)	15%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater then $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.
(h)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

Period from 08/06/18 (a) to 12/31/18
Allocated fees waived	0.01%
Investments in underlying funds	0.04%

(i)	Annualized.
(j)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2035 Fund

	Institutional

	Year Ended December 31,
	2018		2017	2016		2015	2014

Net asset value, beginning of year	$14.08		$12.19	$11.58		$11.98	$11.57

Net investment income(a)	0.34		0.33	0.27		0.26	0.26
Net realized and unrealized gain (loss)	(1.23)		1.88	0.61		(0.32)	0.51

Net increase (decrease) from investment operations	(0.89)		2.21	0.88		(0.06)	0.77

Distributions(b)
From net investment income	(0.31)		(0.31)	(0.25)		(0.26)	(0.24)
From net realized gain	(0.00	)(c)	(0.01)	(0.02)		(0.08)	(0.12)
From return of capital	—		—	(0.00	)(c)	—	—

Total distributions	(0.31)		(0.32)	(0.27)		(0.34)	(0.36)

Net asset value, end of year	$12.88		$14.08	$12.19		$11.58	$11.98

Total Return(d)
Based on net asset value	(6.40)%		18.22%	7.69%		(0.53)%	6.68%

Ratios to Average Net Assets(e)(f)
Total expenses	0.16%		0.16%	0.18%		0.20%	0.24%

Total expenses after fees waived and/or reimbursed	0.11%		0.11%	0.12%		0.13%	0.15%

Net investment income	2.41%		2.47%	2.30%		2.19%	2.18%

Supplemental Data
Net assets, end of year (000)	$94,316		$97,302	$61,939		$57,253	$37,073

Portfolio turnover rate of the LifePath Index Master Portfolio(g)	10%		6%	22%		10%	25%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.02%	0.02%	0.02%	0.02%	0.02%
Investments in underlying funds	0.05%	0.05%	0.08%	0.07%	0.06%

(g)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2035 Fund (continued)

	Investor A

	Year Ended December 31,
	2018		2017	2016		2015	2014

Net asset value, beginning of year	$14.04		$12.16	$11.56		$11.96	$11.56

Net investment income(a)	0.29		0.29	0.24		0.23	0.23
Net realized and unrealized gain (loss)	(1.21)		1.88	0.60		(0.32)	0.51

Net increase (decrease) from investment operations	(0.92)		2.17	0.84		(0.09)	0.74

Distributions(b)
From net investment income	(0.27)		(0.28)	(0.22)		(0.23)	(0.22)
From net realized gain	(0.00	)(c)	(0.01)	(0.02)		(0.08)	(0.12)
From return of capital	—		—	(0.00	)(c)	—	—

Total distributions	(0.27)		(0.29)	(0.24)		(0.31)	(0.34)

Net asset value, end of year	$12.85		$14.04	$12.16		$11.56	$11.96

Total Return(d)
Based on net asset value	(6.59)%		17.89%	7.36%		(0.78)%	6.37%

Ratios to Average Net Assets(e)(f)
Total expenses	0.41%		0.41%	0.42%		0.45%	0.48%

Total expenses after fees waived and/or reimbursed	0.36%		0.36%	0.37%		0.38%	0.41%

Net investment income	2.08%		2.17%	2.05%		1.95%	1.91%

Supplemental Data
Net assets, end of year (000)	$103,712		$158,712	$124,021		$94,830	$83,587

Portfolio turnover rate of the LifePath Index Master Portfolio(g)	10%		6%	22%		10%	25%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Year ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.02%	0.02%	0.02%	0.02%	0.02%
Investments in underlying funds	0.05%	0.05%	0.08%	0.07%	0.06%

(g)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	43

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2035 Fund (continued)

	Class K

	Year Ended December 31,
	2018		2017	2016		2015	2014

Net asset value, beginning of year	$14.07		$12.18	$11.57		$11.98	$11.56

Net investment income(a)	0.35		0.34	0.28		0.27	0.26
Net realized and unrealized gain (loss)	(1.23)		1.88	0.61		(0.33)	0.53

Net increase (decrease) from investment operations	(0.88)		2.22	0.89		(0.06)	0.79

Distributions(b)
From net investment income	(0.32)		(0.32)	(0.26)		(0.27)	(0.25)
From net realized gain	(0.00	) (c)	(0.01)	(0.02)		(0.08)	(0.12)
From return of capital	—		—	(0.00	)(c)	—	—

Total distributions	(0.32)		(0.33)	(0.28)		(0.35)	(0.37)

Net asset value, end of year	$12.87		$14.07	$12.18		$11.57	$11.98

Total Return(d)
Based on net asset value	(6.36)%		18.29%	7.74%		(0.56)%	6.82%

Ratios to Average Net Assets(e)(f)
Total expenses	0.10%		0.10%	0.12%		0.14%	0.19%

Total expenses after fees waived and/or reimbursed	0.06%		0.06%	0.07%		0.08%	0.11%

Net investment income	2.51%		2.52%	2.33%		2.26%	2.22%

Supplemental Data
Net assets, end of year (000)	$2,393,634		$1,860,697	$983,867		$457,472	$289,331

Portfolio turnover rate of the LifePath Index Master Portfolio(g)	10%		6%	22%		10%	25%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.02%	0.02%	0.02%	0.02%	0.02%
Investments in underlying funds	0.05%	0.05%	0.08%	0.07%	0.06%

(g)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	BlackRock LifePath Index 2035 Fund (continued)

	Investor P
	Period from 08/06/18 (a) to 12/31/18

Net asset value, beginning of period	$14.26

Net investment income(b)	0.17
Net realized and unrealized loss	(1.43)

Net decrease from investment operations	(1.26)

Distributions(c)
From net investment income	(0.16)
From net realized gain	(0.00	)(d)

Total distributions	(0.16)

Net asset value, end of period	$12.84

Total Return(e)
Based on net asset value	(8.87	)%(f)

Ratios to Average Net Assets
Total expenses	0.38	%(g)(h)(i)

Total expenses after fees waived and/or reimbursed	0.34	%(g)(h)(i)

Net investment income	3.22	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$561

Portfolio turnover rate of the LifePath Index Master Portfolio(j)	10%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.
(i)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

Period from 08/06/18 (a) to 12/31/18
Allocated fees waived	0.02%
Investments in underlying funds	0.05%

(j)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2040 Fund

	Institutional

	Year Ended December 31,
	2018		2017		2016		2015	2014

Net asset value, beginning of year	$14.39		$12.29		$11.65		$12.11	$11.69

Net investment income(a)	0.47		0.35		0.28		0.28	0.27
Net realized and unrealized gain (loss)	(1.48)		2.08		0.65		(0.36)	0.54

Net increase (decrease) from investment operations	(1.01)		2.43		0.93		(0.08)	0.81

Distributions(b)
From net investment income	(0.30)		(0.33)		(0.26)		(0.27)	(0.26)
From net realized gain	(0.01)		(0.00	)(c)	(0.03)		(0.11)	(0.13)
From return of capital	—		—		(0.00	)(c)	—	—

Total distributions	(0.31)		(0.33)		(0.29)		(0.38)	(0.39)

Net asset value, end of year	$13.07		$14.39		$12.29		$11.65	$12.11

Total Return(d)
Based on net asset value	(7.12)%		19.89%		8.05%		(0.69)%	6.94%

Ratios to Average Net Assets(e)(f)
Total expenses	0.15	%(g)	0.15%		0.18%		0.20%	0.23%

Total expenses after fees waived and/or reimbursed	0.10	%(g)	0.11%		0.12%		0.13%	0.16%

Net investment income	3.29%		2.56%		2.36%		2.26%	2.23%

Supplemental Data
Net assets, end of year (000)	$446,192		$107,509		$68,324		$66,512	$50,054

Portfolio turnover rate of the LifePath Index Master Portfolio(h)	12%		6%		26%		11%	29%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.03%	0.03%	0.02%	0.02%	0.02%
Investments in underlying funds	0.05%	0.06%	0.09%	0.07%	0.06%

(g)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.14% and 0.10%, respectively.

(h)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2040 Fund (continued)

	Investor A

	Year Ended December 31,
	2018		2017		2016		2015	2014

Net asset value, beginning of year	$14.36		$12.27		$11.64		$12.09	$11.68

Net investment income(a)	0.32		0.31		0.24		0.25	0.24
Net realized and unrealized gain (loss)	(1.35)		2.07		0.66		(0.35)	0.53

Net increase (decrease) from investment operations	(1.03)		2.38		0.90		(0.10)	0.77

Distributions(b)
From net investment income	(0.27)		(0.29)		(0.24)		(0.24)	(0.23)
From net realized gain	(0.01)		(0.00	)(c)	(0.03)		(0.11)	(0.13)
From return of capital	—		—		(0.00	)(c)	—	—

Total distributions	(0.28)		(0.29)		(0.27)		(0.35)	(0.36)

Net asset value, end of year	$13.05		$14.36		$12.27		$11.64	$12.09

Total Return(d)
Based on net asset value	(7.30)%		19.56%		7.72%		(0.94)%	6.62%

Ratios to Average Net Assets(e)(f)
Total expenses	0.40	%(g)	0.40%		0.43%		0.45%	0.48%

Total expenses after fees waived and/or reimbursed	0.35	%(g)	0.36%		0.37%		0.38%	0.41%

Net investment income	2.21%		2.29%		2.02%		2.02%	1.98%

Supplemental Data
Net assets, end of year (000)	$174,340		$204,873		$134,897		$69,660	$58,952

Portfolio turnover rate of the LifePath Index Master Portfolio(h)	12%		6%		26%		11%	29%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.03%	0.03%	0.02%	0.02%	0.02%
Investments in underlying funds	0.05%	0.06%	0.09%	0.07%	0.06%

(g)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.39% and 0.35%, respectively.

(h)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2040 Fund (continued)

	Class K

	Year Ended December 31,
	2018		2017		2016		2015	2014

Net asset value, beginning of year	$14.39		$12.29		$11.65		$12.10	$11.69

Net investment income(a)	0.37		0.35		0.28		0.28	0.27
Net realized and unrealized gain (loss)	(1.37)		2.08		0.66		(0.34)	0.53

Net increase (decrease) from investment operations	(1.00)		2.43		0.94		(0.06)	0.80

Distributions(b)
From net investment income	(0.31)		(0.33)		(0.27)		(0.28)	(0.26)
From net realized gain	(0.01)		(0.00	)(c)	(0.03)		(0.11)	(0.13)
From return of capital	—		—		(0.00	)(c)	—	—

Total distributions	(0.32)		(0.33)		(0.30)		(0.39)	(0.39)

Net asset value, end of year	$13.07		$14.39		$12.29		$11.65	$12.10

Total Return(d)
Based on net asset value	(7.08)%		19.95%		8.10%		(0.56)%	6.90%

Ratios to Average Net Assets(e)(f)
Total expenses	0.10	%(g)	0.10%		0.12%		0.14%	0.18%

Total expenses after fees waived and/or reimbursed	0.05	%(g)	0.06%		0.07%		0.08%	0.11%

Net investment income	2.57%		2.60%		2.39%		2.33%	2.27%

Supplemental Data
Net assets, end of year (000)	$2,478,916		$2,021,824		$1,151,477		$615,122	$437,342

Portfolio turnover rate of the LifePath Index Master Portfolio(h)	12%		6%		26%		11%	29%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.03%	0.03%	0.02%	0.02%	0.02%
Investments in underlying funds	0.05%	0.06%	0.09%	0.07%	0.06%

(g)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.09% and 0.05%, respectively.

(h)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	BlackRock LifePath Index 2040 Fund (continued)

	Investor P
	Period from 08/06/18 (a) to 12/31/18

Net asset value, beginning of period	$14.64

Net investment income(b)	0.28
Net realized and unrealized loss	(1.72)

Net decrease from investment operations	(1.44)

Distributions(c)
From net investment income	(0.15)
From net realized gain	(0.01)

Total distributions	(0.16)

Net asset value, end of period	$13.04

Total Return(d)
Based on net asset value	(9.89	)%(e)

Ratios to Average Net Assets
Total expenses	0.38	%(f)(g)(h)(i)

Total expenses after fees waived and/or reimbursed	0.34	%(f)(g)(h)(i)

Net investment income	4.99	%(f)(h)

Supplemental Data
Net assets, end of period (000)	$1,285,686

Portfolio turnover rate of the LifePath Index Master Portfolio(j)	12%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.
(g)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

Period from 08/06/18 (a) to 12/31/18
Allocated fees waived	0.03%
Investments in underlying funds	0.05%

(h)	Annualized.
(i)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.37% and 0.34%, respectively.

(j)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2045 Fund

	Institutional

	Year Ended December 31,
	2018	2017	2016		2015	2014

Net asset value, beginning of year	$14.75	$12.48	$11.80		$12.25	$11.78

Net investment income(a)	0.36	0.36	0.29		0.29	0.29
Net realized and unrealized gain (loss)	(1.45)	2.25	0.68		(0.37)	0.54

Net increase (decrease) from investment operations	(1.09)	2.61	0.97		(0.08)	0.83

Distributions(b)
From net investment income	(0.32)	(0.34)	(0.27)		(0.28)	(0.26)
From net realized gain	(0.01)	—	(0.02)		(0.09)	(0.10)
From return of capital	—	—	(0.00	)(c)	—	—

Total distributions	(0.33)	(0.34)	(0.29)		(0.37)	(0.36)

Net asset value, end of year	$13.33	$14.75	$12.48		$11.80	$12.25

Total Return(d)
Based on net asset value	(7.56)%	21.03%	8.23%		(0.70)%	7.07%

Ratios to Average Net Assets(e)(f)
Total expenses	0.15%	0.15%	0.18%		0.21%	0.26%

Total expenses after fees waived and/or reimbursed	0.10%	0.10%	0.11%		0.12%	0.15%

Net investment income	2.43%	2.63%	2.39%		2.32%	2.35%

Supplemental Data
Net assets, end of year (000)	$70,629	$74,092	$45,760		$45,228	$27,964

Portfolio turnover rate of the LifePath Index Master Portfolio(g)	8%	6%	26%		10%	30%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.03%	0.03%	0.04%	0.03%	0.03%
Investments in underlying funds	0.06%	0.06%	0.10%	0.08%	0.07%

(g)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

50	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2045 Fund (continued)

	Investor A

	Year Ended December 31,
	2018	2017	2016		2015	2014

Net asset value, beginning of year	$14.73	$12.46	$11.78		$12.23	$11.77

Net investment income(a)	0.31	0.32	0.26		0.26	0.25
Net realized and unrealized gain (loss)	(1.45)	2.25	0.68		(0.37)	0.54

Net increase (decrease) from investment operations	(1.14)	2.57	0.94		(0.11)	0.79

Distributions(b)
From net investment income	(0.28)	(0.30)	(0.24)		(0.25)	(0.23)
From net realized gain	(0.01)	—	(0.02)		(0.09)	(0.10)
From return of capital	—	—	(0.00	)(c)	—	—

Total distributions	(0.29)	(0.30)	(0.26)		(0.34)	(0.33)

Net asset value, end of year	$13.30	$14.73	$12.46		$11.78	$12.23

Total Return(d)
Based on net asset value	(7.87)%	20.77%	8.00%		(0.94)%	6.74%

Ratios to Average Net Assets(e)(f)
Total expenses	0.40%	0.40%	0.42%		0.46%	0.51%

Total expenses after fees waived and/or reimbursed	0.35%	0.35%	0.36%		0.37%	0.40%

Net investment income	2.12%	2.32%	2.15%		2.09%	2.04%

Supplemental Data
Net assets, end of year (000)	$65,642	$83,711	$61,642		$43,155	$33,859

Portfolio turnover rate of the LifePath Index Master Portfolio(g)	8%	6%	26%		10%	30%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.03%	0.03%	0.04%	0.03%	0.03%
Investments in underlying funds	0.06%	0.06%	0.10%	0.08%	0.07%

(g)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2045 Fund (continued)

	Class K

	Year Ended December 31,
	2018	2017	2016		2015	2014

Net asset value, beginning of year	$14.76	$12.49	$11.81		$12.26	$11.79

Net investment income(a)	0.37	0.38	0.29		0.29	0.28
Net realized and unrealized gain (loss)	(1.46)	2.23	0.68		(0.37)	0.55

Net increase (decrease) from investment operations	(1.09)	2.61	0.97		(0.08)	0.83

Distributions(b)
From net investment income	(0.32)	(0.34)	(0.27)		(0.28)	(0.26)
From net realized gain	(0.01)	—	(0.02)		(0.09)	(0.10)
From return of capital	—	—	(0.00	)(c)	—	—

Total distributions	(0.33)	(0.34)	(0.29)		(0.37)	(0.36)

Net asset value, end of year	$13.34	$14.76	$12.49		$11.81	$12.26

Total Return(d)
Based on net asset value	(7.50)%	21.07%	8.28%		(0.64)%	7.10%

Ratios to Average Net Assets(e)(f)
Total expenses	0.10%	0.09%	0.13%		0.15%	0.22%

Total expenses after fees waived and/or reimbursed	0.05%	0.05%	0.06%		0.07%	0.10%

Net investment income	2.55%	2.72%	2.44%		2.39%	2.33%

Supplemental Data
Net assets, end of year (000)	$1,645,042	$1,228,130	$584,168		$252,843	$164,934

Portfolio turnover rate of the LifePath Index Master Portfolio Fund(g)	8%	6%	26%		10%	30%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.03%	0.03%	0.04%	0.03%	0.03%
Investments in underlying funds	0.06%	0.06%	0.10%	0.08%	0.07%

(g)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

52	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	BlackRock LifePath Index 2045 Fund (continued)

	Investor P
	Period from 08/06/18 (a) to 12/31/18

Net asset value, beginning of period	$15.05

Net investment income(b)	0.16
Net realized and loss	(1.75)

Net decrease from investment operations	(1.59)

Distributions(c)
From net investment income	(0.16)
From net realized gain	(0.01)

Total distributions	(0.17)

Net asset value, end of period	$13.29

Total Return(d)
Based on net asset value	(10.64	)%(e)

Ratios to Average Net Assets
Total expenses	0.37	%(f)(g)(h)

Total expenses after fees waived and/or reimbursed	0.32	%(f)(g)(h)

Net investment income	2.71	%(f)(h)

Supplemental Data
Net assets, end of period (000)	$249

Portfolio turnover rate of the LifePath Index Master Portfolio(i)	8%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.
(g)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

Period from 08/06/18 (a) to 12/31/18
Allocated fees waived	0.03%
Investments in underlying funds	0.06%

(h)	Annualized.
(i)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	53

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2050 Fund

	Institutional

	Year Ended December 31,
	2018		2017	2016		2015	2014

Net asset value, beginning of year	$14.99		$12.65	$11.95		$12.41	$11.91

Net investment income(a)	0.37		0.37	0.29		0.29	0.29
Net realized and unrealized gain (loss)	(1.53)		2.32	0.70		(0.38)	0.57

Net increase (decrease) from investment operations	(1.16)		2.69	0.99		(0.09)	0.86

Distributions(b)
From net investment income	(0.31)		(0.35)	(0.27)		(0.28)	(0.26)
From net realized gain	(0.01)		—	(0.02)		(0.09)	(0.10)
From return of capital	—		—	(0.00	)(c)	—	—

Total distributions	(0.32)		(0.35)	(0.29)		(0.37)	(0.36)

Net asset value, end of year	$13.51		$14.99	$12.65		$11.95	$12.41

Total Return(d)
Based on net asset value	(7.87)%		21.38%	8.36%		(0.72)%	7.23%

Ratios to Average Net Assets(e)(f)
Total expenses	0.16	%(g)	0.15%	0.19%		0.22%	0.27%

Total expenses after fees waived and/or reimbursed	0.10	%(g)	0.10%	0.11%		0.12%	0.15%

Net investment income	2.45%		2.68%	2.40%		2.32%	2.33%

Supplemental Data
Net assets, end of year (000)	$68,949		$70,450	$40,196		$38,476	$24,618

Portfolio turnover rate of the LifePath Index Master Portfolio(h)	11%		5%	28%		14%	22%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.03%	0.03%	0.04%	0.03%	0.03%
Investments in underlying funds	0.06%	0.06%	0.10%	0.09%	0.08%

(g)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.15% and 0.10%, respectively.

(h)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

54	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	BlackRock LifePath Index 2050 Fund (continued)
	Investor A
	Year Ended December 31,
	2018		2017	2016		2015	2014

Net asset value, beginning of year	$14.96		$12.62	$11.93		$12.39	$11.89

Net investment income(a)	0.33		0.33	0.25		0.26	0.26
Net realized and unrealized gain (loss)	(1.52)		2.32	0.71		(0.38)	0.57

Net increase (decrease) from investment operations	(1.19)		2.65	0.96		(0.12)	0.83

Distributions(b)
From net investment income	(0.28)		(0.31)	(0.25)		(0.25)	(0.23)
From net realized gain	(0.01)		—	(0.02)		(0.09)	(0.10)
From return of capital	—		—	(0.00	)(c)	—	—

Total distributions	(0.29)		(0.31)	(0.27)		(0.34)	(0.33)

Net asset value, end of year	$13.48		$14.96	$12.62		$11.93	$12.39

Total Return(d)
Based on net asset value	(8.11)%		21.14%	8.04%		(0.96)%	7.01%

Ratios to Average Net Assets(e)(f)
Total expenses	0.42	%(g)	0.40%	0.43%		0.46%	0.52%

Total expenses after fees waived and/or reimbursed	0.35	%(g)	0.35%	0.36%		0.37%	0.40%

Net investment income	2.18%		2.40%	2.07%		2.09%	2.08%

Supplemental Data
Net assets, end of year (000)	$82,677		$95,477	$60,051		$27,413	$22,053

Portfolio turnover rate of the LifePath Index Master Portfolio(h)	11%		5%	28%		14%	22%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.03%	0.03%	0.04%	0.03%	0.03%
Investments in underlying funds	0.06%	0.06%	0.10%	0.09%	0.08%

(g)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.41% and 0.35%, respectively.

(h)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	55

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2050 Fund (continued)
	Class K
	Year Ended December 31,
	2018		2017	2016		2015	2014

Net asset value, beginning of year	$14.99		$12.65	$11.95		$12.41	$11.91

Net investment income(a)	0.38		0.39	0.30		0.30	0.29
Net realized and unrealized gain (loss)	(1.53)		2.30	0.70		(0.38)	0.58

Net increase (decrease) from investment operations	(1.15)		2.69	1.00		(0.08)	0.87

Distributions(b)
From net investment income	(0.32)		(0.35)	(0.28)		(0.29)	(0.27)
From net realized gain	(0.01)		—	(0.02)		(0.09)	(0.10)
From return of capital	—		—	(0.00	)(c)	—	—

Total distributions	(0.33)		(0.35)	(0.30)		(0.38)	(0.37)

Net asset value, end of year	$13.51		$14.99	$12.65		$11.95	$12.41

Total Return(d)
Based on net asset value	(7.82)%		21.43%	8.41%		(0.67)%	7.28%

Ratios to Average Net Assets(e)(f)
Total expenses	0.11	%(g)	0.10%	0.13%		0.16%	0.23%

Total expenses after fees waived and/or reimbursed	0.05	%(g)	0.05%	0.06%		0.07%	0.10%

Net investment income	2.57%		2.73%	2.45%		2.39%	2.37%

Supplemental Data
Net assets, end of year (000)	$1,420,616		$1,086,096	$549,541		$271,178	$186,198

Portfolio turnover rate of the LifePath Index Master Portfolio(h)	11%		5%	28%		14%	22%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.03%	0.03%	0.04%	0.03%	0.03%
Investments in underlying funds	0.06%	0.06%	0.10%	0.09%	0.08%

(g)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.10% and 0.05%, respectively.

(h)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

56	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	BlackRock LifePath Index 2050 Fund (continued)

	Investor P
	Period from 08/06/18 (a) to 12/31/18

Net asset value, beginning of period	$15.30

Net investment income(b)	0.34
Net realized and unrealized loss	(2.00)

Net decrease from investment operations	(1.66)

Distributions(c)
From net investment income	(0.16)
From net realized gain	(0.01)

Total distributions	(0.17)

Net asset value, end of period	$13.47

Total Return(d)
Based on net asset value	(10.93	)%(e)

Ratios to Average Net Assets
Total expenses	0.39	%(f)(g)(h)(i)(j)

Total expenses after fees waived and/or reimbursed	0.34	%(f)(g)(h)(i)(j)

Net investment income	5.73	%(f)(h)

Supplemental Data
Net assets, end of period (000)	$393,442

Portfolio turnover rate of the LifePath Index Master Portfolio(k)	11%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.
(g)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

Period from 08/06/18 (a) to 12/31/18
Allocated fees waived	0.03%
Investments in underlying funds	0.06%

(h)	Annualized.
(i)

Reorganization, offering, and board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.40% and 0.34%, respectively.

(j)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.38% and 0.34%, respectively.

(k)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	57

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2055 Fund
	Institutional

	Year Ended December 31,
	2018	2017	2016		2015	2014

Net asset value, beginning of year	$15.27	$12.88	$12.17		$12.60	$12.05

Net investment income(a)	0.38	0.39	0.30		0.30	0.31
Net realized and unrealized gain (loss)	(1.56)	2.35	0.71		(0.38)	0.58

Net increase (decrease) from investment operations	(1.18)	2.74	1.01		(0.08)	0.89

Distributions(b)
From net investment income	(0.32)	(0.35)	(0.28)		(0.28)	(0.27)
From net realized gain	—	—	(0.02)		(0.07)	(0.07)
From return of capital	—	—	(0.00	)(c)	—	—

Total distributions	(0.32)	(0.35)	(0.30)		(0.35)	(0.34)

Net asset value, end of year	$13.77	$15.27	$12.88		$12.17	$12.60

Total Return(d)
Based on net asset value	(7.83)%	21.38%	8.32%		(0.64)%	7.46%

Ratios to Average Net Assets(e)(f)
Total expenses	0.17%	0.16%	0.23%		0.30%	0.43%

Total expenses after fees waived and/or reimbursed	0.09%	0.09%	0.10%		0.11%	0.13%

Net investment income	2.49%	2.73%	2.45%		2.39%	2.50%

Supplemental Data
Net assets, end of year (000)	$60,993	$52,487	$26,561		$19,214	$7,874

Portfolio turnover rate of the LifePath Index Master Portfolio(g)	8%	5%	33%		17%	22%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.04%	0.04%	0.06%	0.05%	0.10%
Investments in underlying funds	0.06%	0.07%	0.11%	0.09%	0.09%

(g)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

58	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2055 Fund (continued)
	Investor A

	Year Ended December 31,
	2018	2017	2016		2015	2014

Net asset value, beginning of year	$15.24	$12.86	$12.15		$12.58	$12.04

Net investment income(a)	0.34	0.34	0.27		0.27	0.27
Net realized and unrealized gain (loss)	(1.55)	2.35	0.71		(0.38)	0.58

Net increase (decrease) from investment operations	(1.21)	2.69	0.98		(0.11)	0.85

Distributions(b)
From net investment income	(0.29)	(0.31)	(0.25)		(0.25)	(0.24)
From net realized gain	—	—	(0.02)		(0.07)	(0.07)
From return of capital	—	—	(0.00	)(c)	—	—

Total distributions	(0.29)	(0.31)	(0.27)		(0.32)	(0.31)

Net asset value, end of year	$13.74	$15.24	$12.86		$12.15	$12.58

Total Return(d)
Based on net asset value	(8.08)%	21.05%	8.10%		(0.88)%	7.13%

Ratios to Average Net Assets(e)(f)
Total expenses	0.43%	0.41%	0.46%		0.53%	0.69%

Total expenses after fees waived and/or reimbursed	0.34%	0.34%	0.34%		0.36%	0.40%

Net investment income	2.23%	2.41%	2.19%		2.13%	2.14%

Supplemental Data
Net assets, end of year (000)	$41,909	$41,580	$27,026		$13,140	$8,945

Portfolio turnover rate of the LifePath Index Master Portfolio(g)	8%	5%	33%		17%	22%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.04%	0.04%	0.06%	0.05%	0.10%
Investments in underlying funds	0.06%	0.07%	0.11%	0.09%	0.09%

(g)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2055 Fund (continued)
	Class K

	Year Ended December 31,
	2018	2017	2016		2015	2014

Net asset value, beginning of year	$15.27	$12.88	$12.17		$12.60	$12.05

Net investment income(a)	0.40	0.41	0.31		0.31	0.30
Net realized and unrealized gain (loss)	(1.57)	2.33	0.70		(0.38)	0.60

Net increase (decrease) from investment operations	(1.17)	2.74	1.01		(0.07)	0.90

Distributions(b)
From net investment income	(0.33)	(0.35)	(0.28)		(0.29)	(0.28)
From net realized gain	—	—	(0.02)		(0.07)	(0.07)
From return of capital	—	—	(0.00	)(c)	—	—

Total distributions	(0.33)	(0.35)	(0.30)		(0.36)	(0.35)

Net asset value, end of year	$13.77	$15.27	$12.88		$12.17	$12.60

Total Return(d)
Based on net asset value	(7.79)%	21.43%	8.37%		(0.60)%	7.50%

Ratios to Average Net Assets(e)(f)
Total expenses	0.11%	0.10%	0.18%		0.24%	0.42%

Total expenses after fees waived and/or reimbursed	0.04%	0.04%	0.04%		0.06%	0.10%

Net investment income	2.60%	2.79%	2.50%		2.43%	2.44%

Supplemental Data
Net assets, end of year (000)	$716,634	$484,002	$197,394		$74,656	$45,039

Portfolio turnover rate of the LifePath Index Master Portfolio(g)	8%	5%	33%		17%	22%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.04%	0.04%	0.06%	0.05%	0.10%
Investments in underlying funds	0.06%	0.07%	0.11%	0.09%	0.09%

(g)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

60	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	BlackRock LifePath Index 2055 Fund (continued)

	Investor P
	Period from 08/06/18 (a) to 12/31/18

Net asset value, beginning of period	$15.60

Net investment income(b)	0.16
Net realized and unrealized loss	(1.87)

Net decrease from investment operations	(1.71)

Distributions(c)
From net investment income	(0.16)

Net asset value, end of period	$13.73

Total Return(d)
Based on net asset value	(11.00	)%(e)

Ratios to Average Net Assets
Total expenses	0.37	%(f)(g)(h)(i)

Total expenses after fees waived and/or reimbursed	0.32	%(f)(g)(h)(i)

Net investment income	2.63	%(f)(h)

Supplemental Data
Net assets, end of period (000)	$209

Portfolio turnover rate of the LifePath Index Master Portfolio(j)	8%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.
(g)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

Period from 08/06/18 (a) to 12/31/18
Allocated fees waived	0.04%
Investments in underlying funds	0.06%

(h)	Annualized.
(i)

Offering and board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.38% and 0.32%, respectively.

(j)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2060 Fund

	Institutional

	Year Ended December 31,			Period from 02/29/16 (a) to 12/31/16
	2018		2017

Net asset value, beginning of period	$13.50		$11.36	$10.00

Net investment income(b)	0.36		0.39	0.33
Net realized and unrealized gain (loss)	(1.40)		2.03	1.21

Net increase (decrease) from investment operations	(1.04)		2.42	1.54

Distributions(c)
From net investment income	(0.27)		(0.28)	(0.18)
From net realized gain	—		—	(0.00	)(d)
From return of capital	—		—	(0.00	)(d)

Total distributions	(0.27)		(0.28)	(0.18)

Net asset value, end of period	$12.19		$13.50	$11.36

Total Return(e)
Based on net asset value	(7.82)%		21.38%	15.50	%(f)

Ratios to Average Net Assets(g)(h)
Total expenses	0.37	%(i)	0.54%	9.54	%(j)(k)

Total expenses after fees waived and/or reimbursed	0.09	%(i)	0.09%	0.11	%(j)

Net investment income	2.68%		3.05%	3.56	%(j)

Supplemental Data
Net assets, end of year (000)	$2,773		$1,021	$118

Portfolio turnover rate of the BlackRock LifePath Index 2060 Fund(l)	13%		1%	71%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.
(h)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,		Period from 02/09/16 (a) to 12/31/16
	2018	2017
Allocated fees waived	0.08%	0.11%	2.41%
Investments in underlying funds	0.06%	0.07%	0.12%

(i)

Includes offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.34% and 0.09%, respectively.

(j)	Annualized.
(k)	Audit, Offering and Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 11.15%
(l)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

62	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2060 Fund (continued)
	Investor A
	Year Ended December 31,			Period from 02/29/16 (a) to 12/31/16
	2018		2017

Net asset value, beginning of period	$13.48		$11.35	$10.00

Net investment income(b)	0.31		0.36	0.26
Net realized and unrealized gain (loss)	(1.38)		2.02	1.26

Net increase (decrease) from investment operations	(1.07)		2.38	1.52

Distributions(c)
From net investment income	(0.24)		(0.25)	(0.17)
From net realized gain	—		—	(0.00	)(d)
From return of capital	—		—	(0.00	)(d)

Total distributions	(0.24)		(0.25)	(0.17)

Net asset value, end of period	$12.17		$13.48	$11.35

Total Return(e)
Based on net asset value	(8.04)%		21.06%	15.24	%(f)

Ratios to Average Net Assets(g)(h)
Total expenses	0.61	%(i)	0.74%	6.36	%(j)(k)

Total expenses after fees waived and/or reimbursed	0.34	%(i)	0.34%	0.34	%(j)

Net investment income	2.29%		2.85%	2.85	%(j)

Supplemental Data
Net assets, end of year (000)	$4,371		$2,950	$386

Portfolio turnover rate of the BlackRock LifePath Index 2060 Fund(l)	13%		1%	71%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.
(h)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,		Period from 02/29/16 (a) to 12/31/16
	2018	2017
Allocated fees waived	0.08%	0.11%	1.68%
Investments in underlying funds	0.06%	0.07%	0.12%

(i)

Includes offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.58% and 0.34%, respectively.

(j)	Annualized.
(k)	Audit, Offering and Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.39%.
(l)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2060 Fund (continued)

	Class K
	Year Ended December 31,			Period from 02/29/16 (a) to 12/31/16
	2018		2017

Net asset value, beginning of period	$13.51		$11.36	$10.00

Net investment income(b)	0.36		0.41	0.25
Net realized and unrealized gain (loss)	(1.40)		2.02	1.30

Net increase (decrease) from investment operations	(1.04)		2.43	1.55

Distributions(c)
From net investment income	(0.28)		(0.28)	(0.19)
From net realized gain	—		—	(0.00	)(d)
From return of capital	—		—	(0.00	)(d)

Total distributions	(0.28)		(0.28)	(0.19)

Net asset value, end of period	$12.19		$13.51	$11.36

Total Return(e)
Based on net asset value	(7.84)%		21.51%	15.54	%(f)

Ratios to Average Net Assets(g)(h)
Total expenses	0.24	%(i)	0.48%	5.07	%(j)(k)

Total expenses after fees waived and/or reimbursed	0.04	%(i)	0.04%	0.04	%(j)

Net investment income	2.71%		3.20%	2.72	%(j)

Supplemental Data
Net assets, end of year (000)	$150,118		$70,579	$10,233

Portfolio turnover rate of the BlackRock LifePath Index 2060 Fund(l)	13%		1%	71%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.
(h)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,		Period from 02/29/16 (a) to 12/31/16
	2018	2017
Allocated fees waived	0.08%	0.11%	1.47%
Investments in underlying funds	0.06%	0.07%	0.12%

(i)

Includes offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.21% and 0.04%, respectively.

(j)	Annualized.
(k)	Audit, Offering and Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 5.94%.
(l)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

64	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	BlackRock LifePath Index 2060 Fund (continued)

	Investor P
	Period from 08/06/18 (a) to 12/31/18

Net asset value, beginning of period	$13.81

Net investment income(b)	0.15
Net realized and unrealized loss	(1.65)

Net decrease from investment operations	(1.50)

Distributions(c)
From net investment income	(0.14)

Net asset value, end of period	$12.17

Total Return(d)
Based on net asset value	(10.92	)%(e)

Ratios to Average Net Assets
Total expenses	0.47	%(f)(g)(h)(i)(j)

Total expenses after fees waived and/or reimbursed	0.33	%(f)(g)(h)(i)(j)

Net investment income	2.86	%(f)(g)(h)

Supplemental Data
Net assets, end of period (000)	$259

Portfolio turnover rate of the LifePath Index Master Portfolio(k)	13%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.
(g)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

Period from 08/06/18 (a) to 12/31/18
Allocated fees waived	0.08%
Investments in underlying funds	0.06%

(h)	Annualized.
(i)

Offering costs, board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.49% and 0.33%, respectively.

(j)

Includes offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.46% and 0.33%, respectively.

(k)

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following series of the Trust are referred to herein collectively as the “LifePath Index Funds” or individually, as a “LifePath Index Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock LifePath® Index Retirement Fund	LifePath Index Retirement Fund	Diversified
BlackRock LifePath® Index 2020 Fund	LifePath Index 2020 Fund	Diversified
BlackRock LifePath® Index 2025 Fund	LifePath Index 2025 Fund	Diversified
BlackRock LifePath® Index 2030 Fund	LifePath Index 2030 Fund	Diversified
BlackRock LifePath® Index 2035 Fund	LifePath Index 2035 Fund	Diversified
BlackRock LifePath® Index 2040 Fund	LifePath Index 2040 Fund	Diversified
BlackRock LifePath® Index 2045 Fund	LifePath Index 2045 Fund	Diversified
BlackRock LifePath® Index 2050 Fund	LifePath Index 2050 Fund	Diversified
BlackRock LifePath® Index 2055 Fund	LifePath Index 2055 Fund	Diversified
BlackRock LifePath® Index 2060 Fund	LifePath Index 2060 Fund	Diversified

Each LifePath Index Fund seeks to achieve its investment objective by investing all of its assets in a corresponding series of Master Investment Portfolio (“MIP”): LifePath® Index Retirement Master Portfolio, LifePath® Index 2020 Master Portfolio, LifePath® Index 2025 Master Portfolio, LifePath® Index 2030 Master Portfolio, LifePath® Index 2035 Master Portfolio, LifePath® Index 2040 Master Portfolio, LifePath® Index 2045 Master Portfolio, LifePath® Index 2050 Master Portfolio, LifePath® Index 2055 Master Portfolio and LifePath® Index 2060 Master Portfolio (each, a “LifePath Index Master Portfolio” and together, the “LifePath Index Master Portfolios”). MIP is an affiliate of the Trust. Each LifePath Index Master Portfolio has the same investment objective and strategies as its corresponding LifePath Index Fund. The value of each LifePath Index Fund’s investment in its corresponding LifePath Index Master Portfolio reflects the LifePath Index Fund’s proportionate interest in the net assets of the LifePath Index Master Portfolio. The performance of the LifePath Index Funds is directly affected by the performance of the LifePath Index Master Portfolios. At December 31, 2018, the percentage of each LifePath Index Master Portfolio owned by the corresponding LifePath Index Fund was 100%. The financial statements of the LifePath Index Master Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the LifePath Index Funds’ financial statements.

Each LifePath Index Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold without a sales charge and are generally available through financial intermediaries. Investor P Shares are generally sold with an initial sales charge and are only available through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the LifePath Index Fund’s distributor to offer such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution. The Board of Trustees of the Trust and Board of Directors of MIP are referred to throughout this report as the “Board of Trustees” or the “Board” and the members are referred to as “Trustees.”

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Investor A, Class K	No	No		None
Investor P(a)	Yes	No	(b)	None

(a)	Investor P Shares commenced operations on August 6, 2018.
(b)	Investor P Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The LifePath Index Funds, together with certain other registered investment companies advised by BlackRock Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Reorganization: The Board of Trustees of the Trust and the Board of Trustees of State Farm Mutual Fund Trust each approved the reorganization of each respective State Farm LifePath Retirement Fund, State Farm LifePath 2020 Fund, State Farm LifePath 2030 Fund, State Farm LifePath 2040 Fund and State Farm LifePath 2050 Fund (individually, a “Target” and collectively the “Target”), with and into LifePath Index Retirement Fund, LifePath Index 2020 Fund, LifePath Index 2030 Fund, LifePath Index 2040 Fund and LifePath Index 2050 Fund, respectively. As a result, the applicable LifePath Index Funds acquired substantially all of the assets and assumed certain stated liabilities of the Target Funds in exchange for an equal aggregate value of newly-issued shares of the LifePath Index Funds.

Each shareholder of the Target Funds received shares of the LifePath Index Funds in an amount equal to the aggregate net asset value (“NAV”) of the shareholder’s State Farm Target Funds shares, as determined at the close of business on November 16, 2018.

On November 19, 2018, all of the portfolio securities previously held by the Target Funds were subsequently contributed by the LifePath Index Funds to the LifePath Index Master Portfolios in exchange for investments in the LifePath Index Master Portfolios.

66	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The reorganizations were accomplished by a tax-free exchange of shares of the LifePath Index Funds in the following amounts and at the following conversion ratio:

State Farm LifePath Retirement Fund

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	LifePath Index Retirement Fund’s Share Class	Shares of the LifePath Index Retirement Fund
Premier	779,297	1.00563378	Investor A	783,687
Premier	52,379,511	1.00612667	Investor P	52,700,423
Legacy Class B	21,805	1.01323558	Investor A	22,093
Legacy Class B	122,854	1.01373220	Investor P	124,541
Class A	870,727	0.98041269	Investor A	853,672
Class A	25,106,506	0.98089323	Investor P	24,626,801
Class B	19,454	0.98735567	Investor A	19,208
Class B	334,773	0.98783961	Investor P	330,702
Institutional	8,459,799	1.00443698	Institutional	8,497,335
Class R-1	386,582	0.98491571	Investor P	380,751
Class R-2	1,598,778	1.00979423	Investor P	1,614,436
Class R-3	157,853	1.00287645	Institutional	158,307

State Farm LifePath 2020 Fund

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	LifePath Index 2020 Fund’s Share Class	Shares of the LifePath Index 2020 Fund
Premier	1,089,621	1.04280016	Investor A	1,136,257
Premier	69,198,769	1.04377724	Investor P	72,228,100
Legacy Class B	99,350	1.05716728	Investor A	105,030
Legacy Class B	314,164	1.05815782	Investor P	332,435
Class A	3,195,046	1.04962963	Investor A	3,353,615
Class A	50,996,934	1.05061311	Investor P	53,578,047
Class B	104,214	1.04435490	Investor A	108,836
Class B	905,035	1.04533344	Investor P	946,063
Institutional	15,206,381	1.05023844	Institutional	15,970,326
Class R-1	1,065,335	1.04461645	Investor P	1,112,866
Class R-2	4,148,490	1.04396464	Investor P	4,330,877
Class R-3	242,995	1.04745193	Institutional	254,526

State Farm LifePath 2030 Fund

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	LifePath Index 2030 Fund’s Share Class	Shares of the LifePath Index 2030 Fund
Premier	1,292,201	1.01620709	Investor A	1,313,144
Premier	64,548,099	1.01650733	Investor P	65,613,615
Legacy Class B	36,198	1.02564355	Investor A	37,126
Legacy Class B	392,913	1.02594658	Investor P	403,107
Class A	2,337,082	1.01578298	Investor A	2,373,968
Class A	67,710,975	1.01608309	Investor P	68,799,976
Class B	111,011	1.01232950	Investor A	112,380
Class B	1,345,220	1.01262860	Investor P	1,362,208
Institutional	20,857,879	1.02302034	Institutional	21,338,035
Class R-1	2,171,558	1.00878017	Investor P	2,190,625
Class R-2	4,992,512	1.01264375	Investor P	5,055,636
Class R-3	395,754	1.02375439	Institutional	405,154

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements  (continued)

State Farm LifePath 2040 Fund

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	LifePath Index 2040 Fund’s Share Class	Shares of the LifePath Index 2040 Fund
Premier	503,507	0.99754805	Investor A	502,273
Premier	32,457,845	0.99790577	Investor P	32,389,871
Legacy Class B	10,852	1.00731999	Investor A	10,932
Legacy Class B	411,824	1.00768122	Investor P	414,987
Class A	1,053,459	0.99234304	Investor A	1,045,393
Class A	58,493,196	0.99269890	Investor P	58,066,131
Class B	47,916	0.98908812	Investor A	47,393
Class B	1,475,217	0.98944281	Investor P	1,459,643
Institutional	26,199,385	1.00206025	Institutional	26,253,363
Class R-1	1,580,103	0.98767849	Investor P	1,560,634
Class R-2	4,352,563	0.99156572	Investor P	4,315,853
Class R-3	562,789	1.01598838	Institutional	571,787

State Farm LifePath 2050 Fund

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	LifePath Index 2050 Fund’s Share Class	Shares of the LifePath Index 2050 Fund
Premier	288,189	0.65640189	Investor A	189,168
Premier	11,161,450	0.65671837	Investor P	7,329,929
Class A	424,597	0.65849477	Investor A	279,595
Class A	30,151,051	0.65881227	Investor P	19,863,883
Class R-1	835,592	0.66080284	Investor P	552,162
Class R-2	1,882,093	0.66132632	Investor P	1,244,678

The Target Funds’ net assets and composition of net assets on November 16, 2018, the valuation date of the reorganizations were as follows:

	State Farm LifePath Retirement Fund	State Farm LifePath 2020 Fund	State Farm LifePath 2030 Fund	State Farm LifePath 2040 Fund	State Farm LifePath 2050 Fund
Net assets	$1,066,536,384	$1,884,086,385	$2,231,224,745	$1,766,697,146	$427,707,810
Paid-in-capital	1,071,750,687	1,890,349,104	2,242,979,193	1,778,456,627	430,778,842
Accumulated losses	(5,214,303)	(6,262,719)	(11,754,448)	(11,759,481)	(3,071,032)

For financial reporting purposes, assets received and shares issued by the LifePath Index Funds were recorded at fair value.

The net assets of the LifePath Index Funds before the acquisitions and the aggregate net assets of the LifePath Index Funds immediately after the acquisitions were as follows:

Fund	Net Assets Before the Acquisitions	Aggregate Net Assets After the Acquisitions
LifePath Index Retirement Fund	$1,319,095,939	$2,385,632,322
LifePath Index 2020 Fund	2,572,859,383	4,456,945,768
LifePath Index 2030 Fund	3,709,866,268	5,941,091,013
LifePath Index 2040 Fund	2,833,724,125	4,600,421,271
LifePath Index 2050 Fund	1,630,431,407	2,058,139,217

The Target Funds’ fair value and cost of investments prior to the reorganizations were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
State Farm LifePath Retirement Fund	$1,060,853,760	$1,064,814,227
State Farm LifePath 2020 Fund	1,876,177,923	1,879,869,831
State Farm LifePath 2030 Fund	2,221,557,497	2,227,161,576
State Farm LifePath 2040 Fund	1,751,947,113	1,757,351,755
State Farm LifePath 2050 Fund	427,090,360	428,381,738

The purpose of the transaction was to combine the assets of the Target Funds with the assets of the LifePath Index Funds. The reorganization was a tax-free event and closed on November 19, 2018.

68	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Assuming the acquisitions had been completed on January 1, 2018, the beginning of the fiscal reporting period of the LifePath Index Funds, the pro forma results of operations for the year ended December 31, 2018, are as follows:

Target Fund	Net Investment Income (Loss)	Net Realized and Change in Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets resulting from Operations
LifePath Index Retirement Fund	$52,949,483	$59,361,115	$112,310,597
LifePath Index 2020 Fund	98,774,694	(280,681,649)	(181,906,955)
LifePath Index 2030 Fund	100,291,822	(432,912,063)	(332,620,240)
LifePath Index 2040 Fund	101,453,171	(440,934,033)	(339,480,861)
LifePath Index 2050 Fund	46,987,477	(218,506,855)	(171,519,379)

Because the combined investment portfolios have been managed as single integrated portfolios since the reorganizations were was completed, it is not practicable to separate the amounts of revenue and earnings of the LifePath Index Funds that have been included in the LifePath Index Funds’ Statements of Operations since November 19, 2018.

Reorganization costs incurred by the LifePath Index Funds in connection with the reorganizations were expensed by the LifePath Index Funds. The Manager reimbursed the LifePath Index Funds the following amounts, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations:

Fund	Amounts
LifePath Index Retirement Fund	$160,602
LifePath Index 2020 Fund	158,661
LifePath Index 2030 Fund	164,172
LifePath Index 2040 Fund	165,663
LifePath Index 2050 Fund . . . . . . . . . . . . . . . . . . . . . . .. . . . . .	164,913

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each LifePath Index Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from each LifePath Index Master Portfolio are accounted for on a trade date basis. Each LifePath Index Fund records its proportionate share of its LifePath Index Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the LifePath Index Funds accrue their own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a LifePath Index Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a LifePath Index Fund enters into contracts that contain a variety of representations that provide general indemnification. A LifePath Index Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a LifePath Index Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a LifePath Index Fund or its classes are charged to that LifePath Index Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the LifePath Index Funds and other shared expenses prorated to the LifePath Index Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The LifePath Index Funds’ policy is to value their financial instruments at fair value. Each LifePath Index Fund records its investment in the LifePath Index Master Portfolio at fair value based on the LifePath Index Fund’s proportionate interest in the net assets of the LifePath Index Master Portfolio. Valuation of securities held by the LifePath Index Master Portfolios is discussed in Note 3 of the LifePath Index Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the LifePath Index Funds, entered into an Administration Agreement with BAL, an indirect, wholly-owned subsidiary of BlackRock to provide general administrative services (other than investment advice and related portfolio activities). For such services, the LifePath Index Funds pay BAL a monthly fee at an annual rate of 0.03% of the average daily net assets of each LifePath Index Fund.

Service Fees: The Trust, on behalf of the LifePath Index Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each LifePath Index Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets of the each LifePath Index Fund’s Investor A and Investor P Shares.

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements  (continued)

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing services to the LifePath Index Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2018, the following table shows the class specific service fees borne directly by each share class of each LifePath Index Fund:

Service Fees	Investor A	Investor P	Total
LifePath Index Retirement Fund	$203,976	$285,904	$489,880
LifePath Index 2020 Fund	456,574	492,269	948,843
LifePath Index 2025 Fund	357,117	375	357,492
LifePath Index 2030 Fund	684,895	568,822	1,253,717
LifePath Index 2035 Fund	334,789	304	335,093
LifePath Index 2040 Fund	466,633	408,784	875,417
LifePath Index 2045 Fund	193,742	197	193,939
LifePath Index 2050 Fund	221,788	125,388	347,176
LifePath Index 2055 Fund	106,061	195	106,256
LifePath Index 2060 Fund	7,997	202	8,199

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the LifePath Index Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2018, the LifePath Index Funds did not pay any amounts to affiliates in return for these services.

The Administrator maintains a call center that is responsible for providing certain shareholder services to the LifePath Index Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended December 31, 2018, each LifePath Index Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Class K	Total
LifePath Index Retirement Fund	$298	$793	$3,973	$5,064
LifePath Index 2020 Fund	426	1,159	10,304	11,889
LifePath Index 2025 Fund	481	1,160	7,391	9,032
LifePath Index 2030 Fund	547	1,776	8,615	10,938
LifePath Index 2035 Fund	545	1,523	6,536	8,604
LifePath Index 2040 Fund	485	1,653	7,026	9,164
LifePath Index 2045 Fund	464	1,586	5,065	7,115
LifePath Index 2050 Fund	414	1,588	4,884	6,886
LifePath Index 2055 Fund	409	1,651	3,233	5,293
LifePath Index 2060 Fund	365	262	1,574	2,201

For the year ended December 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of each LifePath Index Fund:

	Institutional	Investor A	Class K	Investor P	Total
LifePath Index Retirement Fund	$34,845	$46,343	$41,481	$53,274	$175,943
LifePath Index 2020 Fund	63,678	97,891	61,533	91,743	314,845
LifePath Index 2025 Fund	59,248	82,336	59,677	61	201,322
LifePath Index 2030 Fund	87,403	152,966	72,224	105,966	418,559
LifePath Index 2035 Fund	56,295	79,770	63,813	41	199,919
LifePath Index 2040 Fund	80,121	111,218	72,694	76,105	340,138
LifePath Index 2045 Fund	45,519	47,823	67,855	27	161,224
LifePath Index 2050 Fund	45,593	61,557	80,033	23,335	210,519
LifePath Index 2055 Fund	42,555	35,922	72,706	27	151,210
LifePath Index 2060 Fund	4,082	4,857	32,482	28	41,449

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each LifePath Index Fund, BFA, the investment manager for the LifePath Index Master Portfolios, and BAL contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each LifePath Index Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

70	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Contractual Cap Through April 30, 2021 (a)				Contractual Cap Through April 30, 2029 (a)
	Institutional	Investor A	Class K	Investor P	Institutional	Investor A	Class K	Investor P
BlackRock LifePath Index Retirement Fund	0.10%	0.35%	0.05%	0.35%	1.10%	1.35%	1.05%	1.35%
BlackRock LifePath Index 2020 Fund	0.10	0.35	0.05	0.35	1.10	1.35	1.05	1.35
BlackRock LifePath Index 2030 Fund	0.09	0.34	0.04	0.34	1.09	1.34	1.04	1.34
BlackRock LifePath Index 2040 Fund	0.08	0.33	0.03	0.33	1.08	1.33	1.03	1.33
BlackRock LifePath Index 2050 Fund	0.08	0.33	0.03	0.33	1.10	1.35	1.05	1.35

	Contractual Cap Through April 30, 2019 (a)			Contractual Cap Through April 30, 2028 (a)
	Institutional	Investor A	Class K	Institutional	Investor A	Class K
BlackRock LifePath Index 2025 Fund	0.09%	0.34%	0.04%	1.09%	1.34%	1.04%
BlackRock LifePath Index 2035 Fund	0.09	0.34	0.04	1.10	1.35	1.05
BlackRock LifePath Index 2045 Fund	0.08	0.33	0.03	1.10	1.35	1.05
BlackRock LifePath Index 2055 Fund	0.07	0.32	0.02	1.10	1.35	1.05
BlackRock LifePath Index 2060 Fund	0.07	0.32	0.02	1.10	1.35	1.05

	Contractual Cap Through April 30, 2020 (a)	Contractual Cap Through April 30, 2029 (a)
	Investor P	Investor P
BlackRock LifePath Index 2025 Fund	0.34%	1.34%
BlackRock LifePath Index 2035 Fund	0.34	1.35
BlackRock LifePath Index 2045 Fund	0.33	1.35
BlackRock LifePath Index 2055 Fund	0.32	1.35
BlackRock LifePath Index 2060 Fund	0.32	1.35

(a)

The contractual agreements may be terminated upon 90 days’ notice by the Board, including a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of the majority of the outstanding voting securities of the applicable LifePath Index Funds.

Prior to April 30, 2018, the expense limitations for LifePath Index 2025 Fund as a percentage of average daily net assets were as follows:

	Contractual Caps through April 30, 2019 (a)			Contractual Caps through April 30, 2028 (a)
	Institutional	Investor A	Class K	Institutional	Investor A	Class K
LifePath Index 2025 Fund	0.10%	0.35%	0.05%	1.10%	1.35%	1.05%

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Administrator/Manager, and transfer agent fees waived /or reimbursed — class specific, respectively, in the Statements of Operations. For the year ended December 31, 2018, the amounts included in transfer agent fees waived and/or reimbursed — class specific were as follows:

	Institutional	Investor A	Class K	Investor P	Total
LifePath Index Retirement Fund	$2,061	$5,419	$41,464	$21	$48,965
LifePath Index 2020 Fund	4,118	6,320	61,522	18	71,978
LifePath Index 2025 Fund	5,341	10,582	59,295	7	75,225
LifePath Index 2030 Fund	5,894	15,759	72,212	8	93,873
LifePath Index 2035 Fund	6,275	12,535	63,805	4	82,619
LifePath Index 2040 Fund	6,517	17,913	72,678	—	97,108
LifePath Index 2045 Fund	7,127	8,967	67,847	4	83,945
LifePath Index 2050 Fund	8,309	17,150	80,018	—	105,477
LifePath Index 2055 Fund	12,722	14,739	72,696	—	100,157
LifePath Index 2060 Fund	2,790	3,258	32,467	—	38,515

With respect to the contractual expense limitation, if during a LifePath Index Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Administrator, are less than the current expense limitation for that share class, the Administrator is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each LifePath Index Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Administrator or an affiliate continues to serve as a LifePath Index Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to any voluntary waivers that may be in effect from time to time.

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements  (continued)

For the year ended December 31, 2018, the Administrator recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the LifePath Index Funds:

LifePath Index Retirement Fund
Institutional	$85
LifePath Index 2020 Fund
Institutional	74

Each LifePath Index Fund has begun to incur expenses in connection with a proposed realignment and consolidation of the boards of trustees of certain BlackRock-advised funds, including the LifePath Index Funds. BlackRock Fund Advisors (“BFA” or the “Manager”) has voluntarily agreed to reimburse the LifePath Index Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statements of Operations. For the year ended December 31, 2018, the amounts waived and/or reimbursed were as follows:

Amounts
LifePath Index Retirement Fund	$26,661
LifePath Index 2020 Fund	28,175
LifePath Index 2025 Fund	30,661
LifePath Index 2030 Fund	37,264
LifePath Index 2035 Fund	35,737
LifePath Index 2040 Fund	38,860
LifePath Index 2045 Fund	39,323
LifePath Index 2050 Fund	45,557
LifePath Index 2055 Fund	50,863
LifePath Index 2060 Fund	16,393

On December 31, 2018, the following fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2019	2020
LifePath Index Retirement Fund
Fund Level	$403,385	$580,859
Institutional	3,123	2,061
Investor A	3,464	5,419
Class K	40,321	41,464
Investor P	—	21
LifePath Index 2020 Fund
Fund Level	742,113	1,007,760
Institutional	4,213	4,118
Investor A	6,914	6,320
Class K	38,848	61,522
Investor P	—	18
LifePath Index 2025 Fund
Fund Level	709,651	1,070,878
Institutional	4,286	5,341
Investor A	5,928	10,582
Class K	40,391	59,295
Investor P	—	7
LifePath Index 2030 Fund
Fund Level	894,271	1,336,549
Institutional	5,511	5,894
Investor A	18,647	15,759
Class K	52,416	72,212
Investor P	—	8
LifePath Index 2035 Fund
Fund Level	606,080	950,140
Institutional	4,034	6,275
Investor A	7,983	12,535
Class K	43,497	63,805
Investor P	—	4
LifePath Index 2040 Fund
Fund Level	676,693	1,066,608
Institutional	4,261	6,517
Investor A	12,971	17,913
Class K	53,095	72,678

72	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Expiring December 31,
	2019	2020
LifePath Index 2045 Fund
Fund Level	$397,562	$706,030
Institutional	5,634	7,127
Investor A	8,181	8,967
Class K	46,265	67,847
Investor P	—	4
LifePath Index 2050 Fund
Fund Level	381,886	640,137
Institutional	3,929	8,309
Investor A	6,056	17,150
Class K	56,057	80,018
Investor P	—	—
LifePath Index 2055 Fund
Fund Level	204,037	375,044
Institutional	6,978	12,722
Investor A	6,694	14,739
Class K	51,916	72,696
Investor P	—	—
LifePath Index 2060 Fund
Fund Level	131,925	174,175
Institutional	410	2,790
Investor A	895	3,258
Class K	28,175	32,467
Investor P	—	—

The following LifePath Index Fund level and class specific waivers and/or reimbursements previously recorded by the LifePath Index Funds, which were subject to recoupment by the Administrator, expired on December 31, 2018:

LifePath Index Retirement Fund
Fund Level	$322,809
Institutional	5,085
Investor A	7,066
Class K	35,616
LifePath Index 2020 Fund
Fund Level	578,200
Institutional	6,606
Investor A	9,344
Class K	47,044
LifePath Index 2025 Fund
Fund Level	487,920
Institutional	6,638
Investor A	6,681
Class K	38,039
LifePath Index 2030 Fund
Fund Level	626,323
Institutional	9,312
Investor A	8,787
Class K	50,707
LifePath Index 2035 Fund
Fund Level	408,983
Institutional	7,538
Investor A	4,812
Class K	39,861
LifePath Index 2040 Fund
Fund Level	467,210
Institutional	9,043
Investor A	2,827
Class K	48,784
LifePath Index 2045 Fund
Fund Level	275,012
Institutional	7,169
Investor A	4,047
Class K	41,127

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements  (continued)

LifePath Index 2050 Fund
Fund Level	$274,945
Institutional	8,321
Investor A	5,371
Class K	50,824
LifePath Index 2055 Fund
Fund Level	158,120
Institutional	9,311
Investor A	4,824
Class K	46,963
LifePath Index 2060 Fund
Fund Level	171,842
Institutional	40
Investor A	81
Class K	983

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each LifePath Index Funds may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each LifePath Index Fund’s investment policies and restrictions. Each LifePath Index Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2018, the LifePath Index Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain Trustees and/or officers of the Trust are trustees and /or officers of BlackRock or its affiliates.

5.	INCOME TAX INFORMATION

The LifePath Index Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each LifePath Index Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each LifePath Index Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018, except for LifePath Index 2060 Fund, which remains open for the the years ended December 31, 2018 and December 31, 2017 and for the period ended December 31, 2016. The statutes of limitations on each LifePath Index Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the LifePath Index Funds as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the LifePath Index Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to non-deductible expenses and the use of equalization were reclassified to the following accounts:

	LifePath Index Retirement Fund	LifePath Index 2020 Fund	LifePath Index 2025 Fund	LifePath Index 2030 Fund	LifePath Index 2035 Fund	LifePath Index 2040 Fund	LifePath Index 2045 Fund	LifePath Index 2050 Fund	LifePath Index 2055 Fund	LifePath Index 2060 Fund
Paid-in Capital	$(5,411)	$(10,598)	$688,296	$3,612,793	$2,400,618	$3,143,908	$1,613,661	$1,650,493	$773,276	$212,446
Accumulated earnings (loss)	5,411	10,598	(688,296)	(3,612,793)	(2,400,618)	(3,143,908)	(1,613,661)	(1,650,493)	(773,276)	(212,446)

The tax character of distributions paid was as follows:

	LifePath Index Retirement Fund	LifePath Index 2020 Fund	LifePath Index 2025 Fund	LifePath Index 2030 Fund	LifePath Index 2035 Fund
Ordinary income(a)
12/31/18	$36,440,772	$70,289,021	$70,444,802	$98,285,957	$61,654,663
12/31/17	23,791,548	49,136,186	47,586,240	63,407,476	42,518,103
Long-term capital gains
12/31/18	1,627,806	12,499,633	5,992,869	2,023,513	396,534
12/31/17	1,555,113	4,192,245	2,120,583	3,430,232	1,189,826

74	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	LifePath Index Retirement Fund	LifePath Index 2020 Fund	LifePath Index 2025 Fund	LifePath Index 2030 Fund	LifePath Index 2035 Fund
Tax return of capital
12/31/18	$—	$—	$—	$—	$—
12/31/17	—	—	—	—	—

Total
12/31/18	$38,068,578	$82,788,654	$76,437,671	$100,309,470	$62,051,197

12/31/17	$25,346,661	$53,328,431	$49,706,823	$66,837,708	$43,707,929

	LifePath Index 2040 Fund	LifePath Index 2045 Fund	LifePath Index 2050 Fund	LifePath Index 2055 Fund	LifePath Index 2060 Fund
Ordinary income(a)
12/31/18	$75,020,175	$41,993,674	$39,232,216	$18,153,081	$3,063,594
12/31/17	49,517,349	28,872,163	26,623,088	11,650,906	1,169,915
Long-term capital gains
12/31/18	2,215,621	282,680	367,932	—	—
12/31/17	320,549	4,175	—	—	—
Tax return of capital
12/31/18	—	—	—	—	—
12/31/17	—	—	—	—	—

Total
12/31/18	$77,235,796	$42,276,354	$39,600,148	$18,153,081	$3,063,594

12/31/17	$49,837,898	$28,876,338	$26,623,088	$11,650,906	$1,169,915

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	LifePath Index Retirement Fund	LifePath Index 2020 Fund	LifePath Index 2025 Fund	LifePath Index 2030 Fund	LifePath Index 2035 Fund
Undistributed ordinary income	$240,776	$869,748	$1,547,209	$3,322,579	$1,931,551
Undistributed long-term capital gains	—	—	2,876,613	—	2,883,599
Capital loss carryforwards	—	—	—	—	—
Net unrealized gains (losses)(a)	(1,504,360)	26,274,559	37,118,267	(10,552,915)	40,324,958
Qualified late-year losses(b)	(2,242,749)	(2,254,771)	—	(1,495,744)	—

	$(3,506,333)	$24,889,536	$41,542,089	$(8,726,080)	$45,140,108

	LifePath Index 2040 Fund	LifePath Index 2045 Fund	LifePath Index 2050 Fund	LifePath Index 2055 Fund	LifePath Index 2060 Fund
Undistributed ordinary income	$5,960,455	$2,801,371	$3,526,229	$1,359,073	$192,126
Undistributed long-term capital gains	—	1,685,125	—	—	—
Capital loss carryforwards	—	—	—	(1,163,553)	(3,230,934)
Net unrealized gains (losses)(a)	(41,691,504)	7,985,070	(17,871,858)	(10,874,509)	(7,609,570)
Qualified late-year losses(b)	(3,800,074)	(1,237,524)	(2,809,505)	—	—

	$(39,531,123)	$11,234,042	$(17,155,134)	$(10,678,989)	$(10,648,378)

(a)	The difference between book-basis and tax-basis net unrealized gains were attributable primarily to the timing and recognition of partnership income.
(b)	The LifePath Index Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2018, the following LifePath Index Funds had capital loss carryforwards, with no expiration dates, subject to limitations is available to offset future realized capital gains as follows:

	LifePath Index 2055 Fund	LifePath Index 2060 Fund
No expiration date	$1,163,553	$3,230,934

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements  (continued)

During the year ended December 31, 2018, the LifePath Index Fund listed below utilized the following amount of its respective capital loss carryforward:

LifePath Index 2050 Fund
Amount utilized	$321,922

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/18		Year Ended 12/31/17
LifePath Index Retirement Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,018,761	$12,306,958	1,543,104	$18,260,071
Shares issued in reinvestment of distributions	157,830	1,863,349	137,918	1,655,462
Shares issued in reorganization	8,655,642	102,611,665	—	—
Shares redeemed	(3,185,794)	(38,910,422)	(2,053,668)	(24,375,061)

Net increase	6,646,439	$77,871,550	(372,646)	$(4,459,528)

Investor A
Shares sold	1,803,896	$21,822,814	3,068,819	$36,381,654
Shares issued in reinvestment of distributions	142,119	1,695,936	144,578	1,736,764
Shares issued in reorganization	1,678,660	19,874,164
Shares redeemed	(3,800,607)	(45,851,833)	(2,275,261)	(27,125,046)

Net increase	(175,932)	$(2,458,919)	938,136	$10,993,372

Class K
Shares sold	42,820,116	$520,333,908	48,450,354	$574,132,753
Shares issued in reinvestment of distributions	2,370,700	28,321,393	1,822,458	21,913,975
Shares redeemed	(32,129,043)	(388,710,104)	(21,627,432)	(257,095,189)

Net increase	13,061,773	$159,945,197	28,645,380	$338,951,539

	Period from 08/06/18 (a) 12/31/18
Investor P
Shares sold	286,654	$3,354,804
Shares issued in reinvestment of distributions	535,522	6,174,572
Shares issued in reorganization	79,777,654	944,050,555
Shares redeemed	(1,461,884)	(17,078,748)

Net increase	79,137,946	$936,501,183

Total Net Increase	98,670,226	$1,171,859,011	29,210,870	$345,485,383

	Year Ended 12/31/18		Year Ended 12/31/17
LifePath Index 2020 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,015,243	$25,252,447	2,704,711	$33,140,725
Shares issued in reinvestment of distributions	344,455	4,186,883	192,611	2,398,254
Shares issued in reorganization	16,224,852	199,716,967
Shares redeemed	(3,046,980)	(38,581,647)	(2,099,918)	(25,773,264)

Net increase (decrease)	15,537,570	$190,574,650	797,404	$9,765,715

Investor A
Shares sold	3,121,533	$39,137,264	5,736,029	$69,644,457
Shares issued in reinvestment of distributions	347,434	4,273,452	332,860	4,139,424
Shares issued in reorganization	4,703,738	57,785,266
Shares redeemed	(7,335,207)	(91,584,781)	(4,365,500)	(53,646,471)

Net increase (decrease)	837,498	$9,611,201	1,703,389	$20,137,410

76	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Year Ended 12/31/18		Year Ended 12/31/17
LifePath Index 2020 Fund	Shares	Amount	Shares	Amount
Class K
Shares sold	62,589,542	$789,537,415	66,782,690	$815,404,783
Shares issued in reinvestment of distributions	4,861,866	60,030,907	3,749,176	46,709,143
Shares redeemed	(41,353,761)	(519,255,031)	(28,297,716)	(348,417,207)

Net increase	26,097,647	$330,313,291	42,234,150	$513,696,719

	Period from 08/06/18 (a) 12/31/18
Investor P
Shares sold	496,883	$6,023,779
Shares issued in reinvestment of distributions	1,200,911	14,266,828
Shares issued in reorganization	132,528,388	1,626,584,152
Shares redeemed	(2,086,162)	(25,165,556)

Net increase	132,140,020	$1,621,709,203

Total Net Increase	174,612,735	$2,152,208,345	44,734,943	$543,599,844

	Year Ended 12/31/18		Year Ended 12/31/17
LifePath Index 2025 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,786,123	$36,662,354	2,652,474	$33,821,633
Shares issued in reinvestment of distributions	208,838	2,690,202	161,625	2,092,497
Shares redeemed	(2,230,551)	(29,584,230)	(1,518,824)	(19,386,010)

Net increase	764,410	$9,768,326	1,295,275	$16,528,120

Investor A
Shares sold	4,114,519	$53,756,622	4,835,659	$61,135,373
Shares issued in reinvestment of distributions	234,212	3,022,227	240,404	3,106,591
Shares redeemed	(6,478,953)	(84,783,504)	(4,484,767)	(57,429,746)

Net increase (decrease)	(2,130,222)	$(28,004,655)	591,296	$6,812,218

Class K
Shares sold	85,436,344	$1,130,731,768	84,630,793	$1,071,694,478
Shares issued in reinvestment of distributions	5,436,397	69,992,604	3,422,254	44,382,214
Shares redeemed	(34,247,010)	(452,194,477)	(22,747,806)	(290,753,673)

Net increase	56,625,731	$748,529,895	65,305,241	$825,323,019

	Period from 08/06/18 (a) 12/31/18
Investor P
Shares sold	146,038	$1,841,449
Shares issued in reinvestment of distributions	1,287	15,853
Shares redeemed	(429)	(5,540)

Net increase	146,896	$1,851,762

Total Net Increase	55,406,815	$732,145,328	67,191,812	$848,663,357

	Year Ended 12/31/18		Year Ended 12/31/17
LifePath Index 2030 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,743,880	$36,971,977	3,202,068	$41,202,457
Shares issued in reinvestment of distributions	366,961	4,756,501	225,320	2,977,500
Shares issued in reorganization	21,743,189	287,322,872
Shares redeemed	(3,604,541)	(49,058,080)	(1,680,347)	(21,764,040)

Net increase (decrease)	21,249,489	$279,993,270	1,747,041	$22,415,917

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements  (continued)

	Year Ended 12/31/18		Year Ended 12/31/17
LifePath Index 2030 Fund	Shares	Amount	Shares	Amount
Investor A
Shares sold	4,918,089	$66,186,329	6,542,950	$83,507,844
Shares issued in reinvestment of distributions	414,863	5,486,766	431,936	5,709,238
Shares issued in reorganization	3,836,618	50,659,133
Shares redeemed	(7,549,133)	(101,230,237)	(3,571,591)	(46,502,604)

Net increase (decrease)	1,620,437	$21,101,991	3,403,295	$42,714,478

Class K
Shares sold	88,692,082	$1,202,120,206	87,022,389	$1,115,713,439
Shares issued in reinvestment of distributions	5,593,577	74,012,088	4,389,693	58,014,602
Shares redeemed	(34,469,319)	(464,989,328)	(26,065,962)	(338,575,940)

Net increase	59,816,340	$811,142,966	65,346,120	$835,152,101

	Period from 08/06/18 (a) 12/31/18
Investor P
Shares sold	695,685	$8,937,775
Shares issued in reinvestment of distributions	988,350	12,413,678
Shares issued in reorganization	143,425,167	1,893,242,740
Shares redeemed	(1,533,742)	(19,672,490)

Net increase	143,575,460	$1,894,921,703

Total Net Increase	226,261,726	$3,007,159,930	70,496,456	$900,282,496

	Year Ended 12/31/18		Year Ended 12/31/17
LifePath Index 2035 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,368,966	$33,176,038	2,667,124	$35,109,474
Shares issued in reinvestment of distributions	162,424	2,215,283	150,623	2,050,763
Shares redeemed	(2,120,005)	(29,784,429)	(987,050)	(13,204,056)

Net increase (decrease)	411,385	$5,606,892	1,830,697	$23,956,181

Investor A
Shares sold	3,577,658	$49,526,634	3,550,862	$46,820,814
Shares issued in reinvestment of distributions	183,582	2,509,086	231,896	3,148,014
Shares redeemed	(6,990,357)	(97,092,915)	(2,678,705)	(35,809,179)

Net increase (decrease)	(3,229,117)	$(45,057,195)	1,104,053	$14,159,649

Class K
Shares sold	73,766,605	$1,035,015,252	65,926,685	$867,941,872
Shares issued in reinvestment of distributions	4,034,863	54,919,314	2,815,932	38,358,016
Shares redeemed	(24,064,060)	(336,144,172)	(17,237,138)	(229,584,277)

Net increase	53,737,408	$753,790,394	51,505,479	$676,715,611

	Period from 08/06/18 (a) 12/31/18
Investor P
Shares sold	50,416	$698,111
Shares issued in reinvestment of distributions	228	2,930
Shares redeemed	(6,955)	(97,651)

Net increase	43,689	$603,390

Total Net Increase	50,963,365	$714,943,481	54,440,229	$714,831,441

78	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Year Ended 12/31/18		Year Ended 12/31/17
LifePath Index 2040 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,348,124	$33,491,008	2,731,032	$36,560,018
Shares issued in reinvestment of distributions	361,143	4,857,705	165,155	2,292,083
Shares issued in reorganization	26,825,150	374,985,551
Shares redeemed	(2,877,170)	(41,457,093)	(985,185)	(13,299,791)

Net increase (decrease)	26,657,247	$371,877,171	1,911,002	$25,552,310

Investor A
Shares sold	3,092,910	$44,012,849	5,039,151	$66,581,585
Shares issued in reinvestment of distributions	258,397	3,595,278	294,769	4,083,469
Shares issued in reorganization	1,605,991	22,400,500
Shares redeemed	(5,862,446)	(83,217,233)	(2,066,649)	(28,165,141)

Net increase (decrease)	(905,148)	$(13,208,606)	3,267,271	$42,499,913

Class K
Shares sold	68,493,857	$984,415,934	62,391,310	$832,934,736
Shares issued in reinvestment of distributions	4,038,313	56,253,940	3,119,240	43,302,031
Shares redeemed	(23,435,959)	(336,249,609)	(18,705,124)	(253,649,462)

Net increase	49,096,211	$704,420,265	46,805,426	$622,587,305

	Period from 08/06/18 (a) 12/31/18
Investor P
Shares sold	610,682	$8,249,747
Shares issued in reinvestment of distributions	718,462	9,368,763
Shares issued in reorganization	98,207,119	1,369,311,095
Shares redeemed	(940,199)	(12,613,942)

Net increase	98,596,064	$1,374,315,663

Total Net Increase	173,444,374	$2,437,404,493	51,983,699	$690,639,528

	Year Ended 12/31/18		Year Ended 12/31/17
LifePath Index 2045 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,761,127	$25,974,627	2,043,661	$27,925,586
Shares issued in reinvestment of distributions	116,891	1,664,435	110,006	1,564,110
Shares redeemed	(1,599,604)	(23,680,179)	(797,355)	(11,014,952)

Net increase	278,414	$3,958,883	1,356,312	$18,474,744

Investor A
Shares sold	2,097,187	$30,545,308	2,206,896	$30,209,571
Shares issued in reinvestment of distributions	103,627	1,476,280	118,177	1,677,353
Shares redeemed	(2,950,219)	(43,060,237)	(1,587,040)	(21,991,431)

Net increase (decrease)	(749,405)	$(11,038,649)	738,033	$9,895,493

Class K
Shares sold	52,152,175	$770,272,652	45,326,249	$619,007,830
Shares issued in reinvestment of distributions	2,636,073	37,504,077	1,789,904	25,503,355
Shares redeemed	(14,612,103)	(215,240,097)	(10,697,684)	(148,557,840)

Net increase	40,176,145	$592,536,632	36,418,469	$495,953,345

	Period from 08/06/18 (a) 12/31/18
Investor P
Shares sold	18,713	$274,716
Shares issued in reinvestment of distributions	43	576
Shares redeemed	—	—

Net increase	18,756	$275,292

Total Net Increase	39,723,910	$585,732,158	38,512,814	$524,323,582

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements  (continued)

	Year Ended 12/31/18		Year Ended 12/31/17
LifePath Index 2050 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,921,818	$28,798,586	2,139,586	$29,527,134
Shares issued in reinvestment of distributions	109,448	1,584,622	104,678	1,511,930
Shares redeemed	(1,627,411)	(24,463,793)	(721,960)	(10,092,172)

Net increase	403,855	$5,919,415	1,522,304	$20,946,892

Investor A
Shares sold	1,909,678	$28,396,016	2,694,234	$36,944,701
Shares issued in reinvestment of distributions	116,711	1,684,226	133,513	1,924,896
Shares issued in reorganization	468,763	6,808,977
Shares redeemed	(2,744,609)	(40,597,035)	(1,201,499)	(16,911,676)

Net increase (decrease)	(249,457)	$(3,707,816)	1,626,248	$21,957,921

Class K
Shares sold	44,071,463	$660,447,388	36,993,294	$512,385,404
Shares issued in reinvestment of distributions	2,188,372	31,631,006	1,598,515	23,109,455
Shares redeemed	(13,552,432)	(202,522,689)	(9,576,995)	(134,806,733)

Net increase	32,707,403	$489,555,705	29,014,814	$400,688,126

	Period from 08/06/18 (a) 12/31/18
Investor P
Shares sold	288,227	$4,036,933
Shares issued in reinvestment of distributions	225,005	3,030,818
Shares issued in reorganization	28,990,652	420,898,833
Shares redeemed	(285,840)	(4,003,124)

Net increase	29,218,044	$423,963,460

Total Net Increase	62,079,845	$915,730,764	32,163,366	$443,592,939

	Year Ended 12/31/18		Year Ended 12/31/17
LifePath Index 2055 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,107,289	$32,048,848	1,977,911	$27,909,579
Shares issued in reinvestment of distributions	88,556	1,303,230	73,086	1,077,347
Shares redeemed	(1,201,441)	(18,368,110)	(676,761)	(9,680,143)

Net increase	994,404	$14,983,968	1,374,236	$19,306,783

Investor A
Shares sold	1,772,760	$26,744,014	1,462,963	$20,743,150
Shares issued in reinvestment of distributions	56,193	825,967	54,879	807,146
Shares redeemed	(1,505,879)	(22,806,201)	(892,136)	(12,701,077)

Net increase	323,074	$4,763,780	625,706	$8,849,219

Class K
Shares sold	25,856,060	$394,481,228	19,958,262	$282,301,346
Shares issued in reinvestment of distributions	1,036,696	15,248,145	659,391	9,739,227
Shares redeemed	(6,525,650)	(99,674,872)	(4,256,917)	(61,055,626)

Net increase	20,367,106	$310,054,501	16,360,736	$230,984,947

	Period from 08/06/18 (a) 12/31/18
Investor P
Shares sold	15,211	$235,121
Shares issued in reinvestment of distributions	18	243
Shares redeemed	—	—

Net increase	15,229	$235,364

Total Net Increase	21,699,813	$330,037,613	18,360,678	$259,140,949

80	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Year Ended 12/31/18		Year Ended 12/31/17
LifePath Index 2060 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	282,879	$3,835,618	74,371	$937,032
Shares issued in reinvestment of distributions	4,187	54,600	1,181	15,578
Shares redeemed	(135,209)	(1,727,284)	(10,344)	(133,946)

Net increase	151,857	$2,162,934	65,208	$818,664

Investor A
Shares sold	287,980	$3,809,813	207,762	$2,602,247
Shares issued in reinvestment of distributions	4,959	64,121	3,345	43,978
Shares redeemed	(152,560)	(2,014,458)	(26,385)	(338,945)

Net increase (decrease)	140,379	$1,859,476	184,722	$2,307,280

Class K
Shares sold	9,592,596	$129,240,676	4,799,992	$60,982,174
Shares issued in reinvestment of distributions	210,669	2,729,831	83,175	1,096,618
Shares redeemed	(2,717,537)	(36,917,240)	(557,594)	(7,130,568)

Net increase	7,085,728	$95,053,267	4,325,573	$54,948,224

	Period from 08/06/18 (a) 12/31/18
Investor P
Shares sold	21,274	$287,443
Shares issued in reinvestment of distributions	49	598
Shares redeemed	—	—

Net increase	21,323	$288,041

Total Net Increase	7,399,287	$99,363,718	4,575,503	$58,074,168

(a)	Investor P Shares commencement of operations.

As of December 31, 2018, shares owned by BlackRock Financial Management, Inc., an affiliate of the LifePath Index Funds, were as follows:

Investor P
LifePath Index Retirement Fund	16,353
LifePath Index 2020 Fund	15,736
LifePath Index 2025 Fund	14,948
LifePath Index 2030 Fund	14,524
LifePath Index 2035 Fund	14,025
LifePath Index 2040 Fund	13,661
LifePath Index 2045 Fund	13,289
LifePath Index 2050 Fund	13,072
LifePath Index 2055 Fund	12,821
LifePath Index 2060 Fund	14,482

7.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The LifePath Index Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and distributions in excess of net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended December 31, 2017 were classified as follows:

	Share Class	Net Investment Income	Net Realized Gain
LifePath Index Retirement Fund	Institutional	$1,502,204	$153,259
	Investor A	1,548,585	188,179
	Class K	19,702,532	2,251,902
LifePath Index 2020 Fund	Institutional	2,120,092	278,162
	Investor A	3,621,439	517,986
	Class K	41,289,614	5,501,138

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements  (continued)

	Share Class	Net Investment Income	Net Realized Gain
LifePath Index 2025 Fund	Institutional	$1,984,489	$108,007
	Investor A	2,940,176	166,414
	Class K	42,137,491	2,370,246
LifePath Index 2030 Fund	Institutional	2,814,923	162,577
	Investor A	5,372,661	336,576
	Class K	54,934,706	3,216,265
LifePath Index 2035 Fund	Institutional	1,996,227	54,536
	Investor A	3,058,870	89,171
	Class K	37,463,006	1,046,119
LifePath Index 2040 Fund	Institutional	2,277,350	14,733
	Investor A	4,055,384	28,150
	Class K	43,184,615	277,666
LifePath Index 2045 Fund	Institutional	1,564,110	—
	Investor A	1,677,352	—
	Class K	25,634,876	—
LifePath Index 2050 Fund	Institutional	1,511,930	—
	Investor A	1,924,919	—
	Class K	23,186,239	—
LifePath Index 2055 Fund	Institutional	1,077,347	—
	Investor A	807,139	—
	Class K	9,766,420	—
LifePath Index 2060 Fund	Institutional	16,254	—
	Investor A	44,563	—
	Class K	1,109,098	—

Distributions in excess of net investment income as of December 31, 2017 is as follows:

Distributions in Excess of Net Investment Income
LifePath Index Retirement Fund	$1,994,971
LifePath Index 2020 Fund	3,694,115
LifePath Index 2025 Fund	2,292,116
LifePath Index 2030 Fund	3,002,541
LifePath Index 2035 Fund	1,358,761
LifePath Index 2040 Fund	1,489,676
LifePath Index 2045 Fund	545,944
LifePath Index 2050 Fund	504,644
LifePath Index 2055 Fund	115,249
LifePath Index 2060 Fund	1,297

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the LifePath Index Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

82	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm	BlackRock Funds III

To the Board of Trustees of BlackRock Funds III and the Shareholders of BlackRock LifePath® Index Retirement Fund, BlackRock LifePath® Index 2020 Fund, BlackRock LifePath® Index 2025 Fund, BlackRock LifePath® Index 2030 Fund, BlackRock LifePath® Index 2035 Fund, BlackRock LifePath® Index 2040 Fund, BlackRock LifePath® Index 2045 Fund, BlackRock LifePath® Index 2050 Fund, BlackRock LifePath® Index 2055 Fund and BlackRock LifePath® Index 2060 Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of BlackRock LifePath® Index Retirement Fund, BlackRock LifePath® Index 2020 Fund, BlackRock LifePath® Index 2025 Fund, BlackRock LifePath® Index 2030 Fund, BlackRock LifePath® Index 2035 Fund, BlackRock LifePath® Index 2040 Fund, BlackRock LifePath® Index 2045 Fund, BlackRock LifePath® Index 2050 Fund, BlackRock LifePath® Index 2055 Fund and BlackRock LifePath® Index 2060 Fund (ten of the series constituting BlackRock Funds III, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the administrator of the Master Portfolios. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	83

Important Tax Information  (unaudited)

During the fiscal year ended December 31, 2018, the following information is provided with respect to the ordinary income distributions paid:

	Payable Dates	LifePath Index Retirement Fund	LifePath Index 2020 Fund	LifePath Index 2025 Fund	LifePath Index 2030 Fund	LifePath Index 2035 Fund	LifePath Index 2040 Fund	LifePath Index 2045 Fund	LifePath Index 2050 Fund	LifePath Index 2055 Fund	LifePath Index 2060 Fund
Qualified Dividend Income for Individuals(a)	Quarterly	30.62%	34.82%	41.08%	51.16%	56.03%	65.02%	66.89%	70.40%	69.80%	70.09%
Dividends Qualifying for the Dividend Received Deduction for Corporations(a)	Quarterly	14.57	16.26	20.69	23.18	27.43	28.88	32.17	32.11	33.02	32.18
Federal Obligation Interest(b)	Quarterly	24.71	22.11	17.38	11.85	8.20	3.96	1.43	—	—	—
Interest Related Dividends and Short-Term Capital Gains for Non-U.S. Residents(c)	Quarterly	53.43	48.90	39.37	28.90	20.48	11.77	5.82	2.96	1.40	1.40

(a)	The LifePath Index Funds hereby designate the percentages indicated above or the maximum amount allowable by law.
(b)

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

(c)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the LifePath Index Funds distributed long-term capital gains per-share as follows:

	Record Date	LifePath Index Retirement Fund	LifePath Index 2020 Fund	LifePath Index 2025 Fund	LifePath Index 2030 Fund	LifePath Index 2035 Fund	LifePath Index 2040 Fund	LifePath Index 2045 Fund	LifePath Index 2050 Fund	LifePath Index 2055 Fund	LifePath Index 2060 Fund
Long-Term Capital Gains Per Share	6/28/2018	$0.000033	$0.000138	$—	$—	$—	$0.002957	$0.001387	$—	$—	$—
	12/28/2018	0.008163	0.034522	0.024964	0.004467	0.001987	0.004968	0.000896	0.002548	—	—

84	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Master Portfolio Information as of December 31, 2018

LifePath® Index Retirement Master Portfolio

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Net Assets
Fixed Income Funds	60%
Equity Funds	40

TEN LARGEST HOLDINGS

Holdings	Percent of Total Net Assets
U.S. Total Bond Index Master Portfolio	51%
Large Cap Index Master Portfolio	22
iShares Core MSCI Total International Stock ETF	14
iShares TIPS Bond ETF	9
Master Small Cap Index Series	4

LifePath® Index 2020 Master Portfolio

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Net Assets
Fixed Income Funds	56%
Equity Funds	44

TEN LARGEST HOLDINGS

Holdings	Percent of Total Net Assets
U.S. Total Bond Index Master Portfolio	49%
Large Cap Index Master Portfolio	24
iShares Core MSCI Total International Stock ETF	15
iShares TIPS Bond ETF	8
Master Small Cap Index Series	3
iShares Developed Real Estate Index Fund	1
Total International ex U.S. Index Master Portfolio

LifePath® Index 2025 Master Portfolio

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Net Assets
Equity Funds	57%
Fixed Income Funds	43
Short-Term Securities	4
Liabilities in Excess of Other Assets	(4)

TEN LARGEST HOLDINGS

Holdings	Percent of Total Net Assets
U.S. Total Bond Index Master Portfolio	37%
Large Cap Index Master Portfolio	31
iShares Core MSCI Total International Stock ETF	19
iShares TIPS Bond ETF	6
iShares Developed Real Estate Index Fund	4
Master Small Cap Index Series	3

LifePath® Index 2030 Master Portfolio

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Net Assets
Equity Funds	68%
Fixed Income Funds	32
Short-Term Securities	1
Liabilities in Excess of Other Assets	(1)

TEN LARGEST HOLDINGS

Holdings	Percent of Total Net Assets
Large Cap Index Master Portfolio	36%
U.S. Total Bond Index Master Portfolio	27
iShares Core MSCI Total International Stock ETF	22
iShares Developed Real Estate Index Fund	7
iShares TIPS Bond ETF	4
Master Small Cap Index Series	3
Total International ex U.S. Index Master Portfolio	1
BlackRock Cash Funds: Institutional, SL Agency Shares

The LifePath Index Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the LifePath Index Master Portfolios are regularly monitored and their composition may vary throughout various periods.

MASTER PORTFOLIO INFORMATION	85

Master Portfolio Information  as of December 31, 2018 (continued)

LifePath® Index 2035 Master Portfolio

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Net Assets
Equity Funds	78%
Fixed Income Funds	22

TEN LARGEST HOLDINGS

Holdings	Percent of Total Net Assets
Large Cap Index Master Portfolio	41%
iShares Core MSCI Total International Stock ETF	25
U.S. Total Bond Index Master Portfolio	19
iShares Developed Real Estate Index Fund	10
iShares TIPS Bond ETF	3
Master Small Cap Index Series	2

LifePath® Index 2040 Master Portfolio

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Net Assets
Equity Funds	88%
Fixed Income Funds	12
Short-Term Securities	1
Liabilities in Excess of Other Assets	(1)

TEN LARGEST HOLDINGS

Holdings	Percent of Total Net Assets
Large Cap Index Master Portfolio	46%
iShares Core MSCI Total International Stock ETF	28
iShares Developed Real Estate Index Fund	12
U.S. Total Bond Index Master Portfolio	11
Total International ex U.S. Index Master Portfolio	1
Master Small Cap Index Series	1
iShares TIPS Bond ETF	1
BlackRock Cash Funds: Treasury, SL Agency Shares

LifePath® Index 2045 Master Portfolio

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Net Assets
Equity Funds	95%
Fixed Income Funds	4
Short-Term Securities	1

TEN LARGEST HOLDINGS

Holdings	Percent of Total Net Assets
Large Cap Index Master Portfolio	49%
iShares Core MSCI Total International Stock ETF	31
iShares Developed Real Estate Index Fund	15
U.S. Total Bond Index Master Portfolio	4
Master Small Cap Index Series	1

LifePath® Index 2050 Master Portfolio

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Net Assets
Equity Funds	99%
Fixed Income Funds	1
Short-Term Securities	1
Liabilities in Excess of Other Assets	(1)

TEN LARGEST HOLDINGS

Holdings	Percent of Total Net Assets
Large Cap Index Master Portfolio	50%
iShares Core MSCI Total International Stock ETF	33
iShares Developed Real Estate Index Fund	13
Master Small Cap Index Series	2
U.S. Total Bond Index Master Portfolio	1
BlackRock Cash Funds: Institutional, SL Agency Shares	1

The LifePath Index Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the LifePath Index Master Portfolios are regularly monitored and their composition may vary throughout various periods.

86	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Master Portfolio Information  as of December 31, 2018 (continued)

LifePath® Index 2055 Master Portfolio

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Net Assets
Equity Funds	99%
Fixed Income Funds	1

TEN LARGEST HOLDINGS

Holdings	Percent of Total Net Assets
Large Cap Index Master Portfolio	50%
iShares Core MSCI Total International Stock ETF	33
iShares Developed Real Estate Index Fund	14
Master Small Cap Index Series	2
U.S. Total Bond Index Master Portfolio	1

LifePath® Index 2060 Master Portfolio

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Net Assets
Equity Funds	98%
Fixed Income Funds	1
Short-Term Securities	1

TEN LARGEST HOLDINGS

Holdings	Percent of Total Net Assets
Large Cap Index Master Portfolio	50%
iShares Core MSCI Total International Stock ETF	32
iShares Developed Real Estate Index Fund	14
Master Small Cap Index Series	2
U.S. Total Bond Index Master Portfolio	1
BlackRock Cash Funds: Treasury, SL Agency Shares	1

The LifePath Index Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the LifePath Index Master Portfolios are regularly monitored and their composition may vary throughout various periods.

MASTER PORTFOLIO INFORMATION	87

Schedule of Investments December 31, 2018	LifePath Index Retirement Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(b) — 100.0%

Equity Funds — 39.9%
iShares Core MSCI Total International Stock ETF	5,943,594	$312,216,993
iShares Developed Real Estate Index Fund	1,198,043	11,489,230
Large Cap Index Master Portfolio	$512,645,381	512,645,381
Master Small Cap Index Series	$82,325,044	82,325,044

		918,676,648

Fixed Income Funds — 60.0%
iShares TIPS Bond ETF	1,868,876	204,660,611
U.S. Total Bond Index Master Portfolio	$1,175,114,516	1,175,114,516

		1,379,775,127

Security	Shares	Value

Short-Term Securities — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.38%(a)(b)	1,590,845	$1,590,845

Total Affiliated Investment Companies — 100.0% (Cost — $2,309,583,183)		2,300,042,620

Other Assets Less Liabilities — 0.0%		1,144,476

Net Assets — 100.0%		$2,301,187,096

(a)	Annualized 7-day yield as of period end.

(b)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the LifePath Index Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the LifePath Index Master Portfolio were as follows:

Affiliate Persons and/or Related Parties	Shares/ Investment Value Held at 12/31/17	Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares*	65	—		(65	)(b)	—	$—	$17,772	(c)	$460	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,005,607	—		(1,414,762	)(b)	1,590,845	1,590,845	44,681		—	—
iShares Core MSCI Total International Stock ETF	2,542,848	3,706,064		(305,318)		5,943,594	312,216,993	6,561,151		(765,980)	(40,487,588)
iShares Core U.S. Aggregate Bond ETF*	—	—		—		—	—	—		(1,287,548)	1,271,390
iShares Developed Real Estate Index Fund	591,318	662,807		(56,082)		1,198,043	11,489,230	306,664		(23,757)	(896,854)
iShares Russell 2000 Small-Cap Index Fund*	—	—		—		—	—	—		(1,980,852)	317,176
iShares TIPS Bond ETF	944,633	1,049,173		(124,930)		1,868,876	204,660,611	3,352,903		(738,043)	(3,819,926)
Large Cap Index Master Portfolio	$270,057,163	$242,588,218	(d)	$—		$512,645,381	512,645,381	6,177,250		42,340	(60,786,297)
Master Small Cap Index Series	$53,283,612	$29,041,432	(d)	$—		$82,325,044	82,325,044	901,216		3,379,866	(17,634,012)
Total International ex U.S. Index Master Portfolio*	$5,776,267	$—		$(5,776,267	)(b)	—	—	669		9,341	(3,540,027)
U.S. Total Bond Index Master Portfolio	$630,335,530	$544,778,986	(d)	$—		$1,175,114,516	1,175,114,516	20,293,302		(3,932,702)	26,228,454

							$2,300,042,620	$37,655,608		$(5,296,875)	$(99,347,684)

*	No longer held by the LifePath Index Master Portfolio as of period end.
(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value sold.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Represents net shares/investment value purchased.

88	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	LifePath Index Retirement Master Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Equity Funds	$323,706,223	$—	$—	$323,706,223
Fixed Income Fund	204,660,611	—	—	204,660,611
Short-Term Securities	1,590,845	—	—	1,590,845

	$529,957,679	$—	$—	$529,957,679

Investments Valued at NAV(a)				1,770,084,941

				$2,300,042,620

(a)	As of December 31, 2018, certain of the Master Portfolio’s Investments were fair valued using net asset value (“NAV”) per share and have been excluded from the fair value hierarchy.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	89

Schedule of Investments December 31, 2018	LifePath Index 2020 Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(b) — 100.0%

Equity Funds — 43.9%
iShares Core MSCI Total International Stock ETF	12,584,517	$661,064,678
iShares Developed Real Estate Index Fund	4,450,716	42,682,370
Large Cap Index Master Portfolio	$1,045,189,364	1,045,189,364
Master Small Cap Index Series	$151,166,807	151,166,807

		1,900,103,219

Fixed Income Funds — 56.1%
iShares TIPS Bond ETF	3,180,265	348,270,820
U.S. Total Bond Index Master Portfolio	$2,080,447,254	2,080,447,254

		2,428,718,074

Security	Shares	Value

Short-Term Securities — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.38%(a)(b)	1,139,927	$1,139,927

Total Affiliated Investment Companies — 100.0% (Cost — $4,322,008,282)		4,329,961,220

Other Assets Less Liabilities — 0.0%		1,269,690

Net Assets — 100.0%		$4,331,230,910

(a)	Annualized 7-day yield as of period end.

(b)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the LifePath Index Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the LifePath Index Master Portfolio were as follows:

Affiliate Persons and/or Related Parties	Shares/ Investment Value Held at 12/31/17	Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares*	17,809,719	—		(17,809,719	)(b)	—	$—	$26,644	(c)	$13,101	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,836,877	—		(3,696,950	)(b)	1,139,927	1,139,927	88,184		—	—
iShares Core MSCI Total International Stock ETF	5,171,734	7,714,380		(301,597)		12,584,517	661,064,678	14,063,334		(1,958,593)	(88,473,945)
iShares Core U.S. Aggregate Bond ETF*	—	—		—		—	—	—		(1,773,263)	1,750,920
iShares Developed Real Estate Index Fund	4,868,497	2,454,300		(2,872,081)		4,450,716	42,682,370	1,554,417		340,676	(4,681,370)
iShares Russell 2000 Small-Cap Index Fund*	—	—		—		—	—	—		(3,390,065)	549,821
iShares TIPS Bond ETF	1,579,048	1,667,458		(66,241)		3,180,265	348,270,820	5,701,334		(650,011)	(7,130,742)
Large Cap Index Master Portfolio	$613,784,581	$431,404,783	(d)	$—		$1,045,189,364	1,045,189,364	13,556,455		1,101,870	(116,479,149)
Master Small Cap Index Series	$92,810,675	$58,356,132	(d)	$—		$151,166,807	151,166,807	1,633,425		5,911,773	(32,035,769)
Total International ex U.S. Index Master Portfolio*	$52,609,060	$—		$(52,609,060	)(b)	$—	—	442,543		1,168,518	(12,298,313)
U.S. Total Bond Index Master Portfolio	$1,091,623,827	$988,823,427	(d)	$—		$2,080,447,254	2,080,447,254	35,706,646		(6,707,256)	47,037,336

							$4,329,961,220	$72,772,982		$(5,943,250)	$211,761,211

*	No longer held by the LifePath Index Master Portfolio as of period end.
(a)	Includes net capital capital gain distributions, if applicable.
(b)	Represents net shares/investment value sold.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Represents net shares/investment value purchased.

90	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	LifePath Index 2020 Master Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Equity Funds	$703,747,048	$—	$—	$703,747,048
Fixed Income Fund	348,270,820	—	—	348,270,820
Short-Term Securities	1,139,927	—	—	1,139,927

	$1,053,157,795	$—	$—	$1,053,157,795

Investments Valued at NAV(a)				3,276,803,425

				$4,329,961,220

(a)	As of December 31, 2018, certain of the Master Portfolio’s Investments were fair valued using NAV per share and have been excluded from the fair value hierarchy.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	91

Schedule of Investments December 31, 2018	LifePath Index 2025 Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(d) — 103.1%

Equity Funds — 56.8%
iShares Core MSCI Total International Stock ETF(a)	10,828,697	$568,831,454
iShares Developed Real Estate Index Fund	13,695,574	131,340,549
Large Cap Index Master Portfolio	$921,599,026	921,599,026
Master Small Cap Index Series	$85,646,564	85,646,564

		1,707,417,593

Fixed Income Funds — 42.8%
iShares TIPS Bond ETF	1,656,912	181,448,433
U.S. Total Bond Index Master Portfolio	$1,104,362,670	1,104,362,670

		1,285,811,103

Security	Shares	Value

Short-Term Securities — 3.5%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.58%(b)(c)(d)	100,607,389	$100,617,450
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.38%(c)(d)	4,824,684	4,824,684

		105,442,134

Total Affiliated Investment Companies — 103.1% (Cost — $3,063,904,219)		3,098,670,830

Liabilities in Excess of Other Assets — (3.1)%		(93,106,112)

Net Assets — 100.0%		$3,005,564,718

(a)	Security, or a portion of the security, is on loan.
(b)	All or a portion of security was purchased with the cash collateral from loaned securities.
(c)	Annualized 7-day yield as of period end.

(d)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the LifePath Index Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the LifePath Index Master Portfolio were as follows:

Affiliate Persons and/or Related Parties	Shares/ Investment Value Held at 12/31/17	Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	8,887,811	91,719,578	(b)	—		$100,607,389	$100,617,450	$89,606	(c)	$2,547	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	5,426,469	—		$(601,785	)(d)	$4,824,684	4,824,684	123,960		—	—
iShares Core MSCI Total International Stock ETF	7,194,944	3,748,730		(114,977)		10,828,697	568,831,454	15,389,901		(980,957)	(104,643,014)
iShares Developed Real Estate Index Fund	13,003,042	3,442,577		(2,750,045)		13,695,574	131,340,549	5,519,109		(1,054,419)	(11,317,977)
iShares TIPS Bond ETF	1,200,536	500,186		(43,810)		1,656,912	181,448,433	4,452,409		(286,858)	(6,443,237)
Large Cap Index Master Portfolio	$794,427,919	$127,171,107	(b)	$—		$921,599,026	921,599,026	17,666,811		(872,846)	(70,256,045)
Master Small Cap Index Series	$76,443,648	9,202,916	(b)	$—		$85,646,564	85,646,564	1,281,840		4,306,868	(32,547,997)
Total International ex U.S. Index Master Portfolio*	$33,266,058	$—		$(33,266,058	)(d)	—	—	109,983		547,854	(10,979,412)
U.S. Total Bond Index Master Portfolio	$866,640,859	$237,721,811	(b)	$—		$1,104,362,670	1,104,362,670	28,062,169		(6,820,813)	17,354,864

							$3,098,670,830	$72,695,788		$(5,158,624)	$218,832,818

*	No longer held by the LifePath Index Master Portfolio as of period end.
(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value purchased.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Represents net shares/investment value sold.

92	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	LifePath Index 2025 Master Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Master Portfolio’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Equity Funds	$700,172,003	$—	$—	$700,172,003
Fixed Income Fund	181,448,433	—	—	181,448,433
Short-Term Securities	105,442,134	—	—	105,442,134

Subtotal	$987,062,570	$—	$—	$987,062,570

Investments Valued at net assets value (“NAV”)(a)				2,111,608,260

	$987,062,570	$—	$—	$3,098,670,830

(a)	As of December 31, 2018, certain of the Master Portfolio’s Investments were fair valued using NAV per share and have been excluded from the fair value hierarchy.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	93

Schedule of Investments December 31, 2018	LifePath Index 2030 Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(d) — 101.0%

Equity Funds — 68.1%
iShares Core MSCI Total International Stock ETF(a)	24,193,550	$1,270,887,182
iShares Developed Real Estate Index Fund	43,086,305	413,197,666
Large Cap Index Master Portfolio	$2,075,075,786	2,075,075,786
Master Small Cap Index Series	$136,355,981	136,355,981
Total International ex U.S. Index Master Portfolio	$9,822,080	9,822,080

		3,905,338,695

Fixed Income Funds — 31.8%
iShares TIPS Bond ETF	2,270,994	248,696,553
U.S. Total Bond Index Master Portfolio	$1,572,076,760	1,572,076,760

		1,820,773,313

Security	Shares	Value

Short-Term Securities — 1.1%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.58%(b)(c)(d)	55,372,313	$55,377,850
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.38%(c)(d)	6,015,670	6,015,670

		61,393,520

Total Affiliated Investment Companies — 101.0% (Cost — $5,820,835,822)		5,787,505,528

Liabilities in Excess of Other Assets — (1.0)%		(55,829,418)

Net Assets — 100.0%		$5,731,676,110

(a)	Security, or a portion of the security, is on loan.
(b)	All or a portion of security was purchased with the cash collateral from loaned securities.
(c)	Annualized 7-day yield as of period end.

(d)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the LifePath Index Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the LifePath Index Master Portfolio were as follows:

Affiliate Persons and/or Related Parties	Par/Shares/ Investment Value Held at 12/31/17	Par/Shares/ Investment Value Purchased		Par/Shares/ Investment Value Sold		Par/Shares/ Investment Value Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	21,322,517	34,049,796	(b)	—		55,372,313	$55,377,850	$75,953	(c)	$(7,937)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	6,292,023	—		(276,353	)(d)	6,015,670	6,015,670	177,995		—	—
iShares Core MSCI Total International Stock ETF	9,548,734	14,710,082		(65,266)		24,193,550	1,270,887,182	27,132,805		29,233	(175,934,025)
iShares Core U.S. Aggregate Bond ETF*	—	—		—		—	—	—		(724,357)	708,373
iShares Developed Real Estate Index Fund	24,689,097	23,579,319		(5,182,111)		43,086,305	413,197,666	13,426,570		(2,289,258)	(32,425,917)
iShares Russell 2000 Small-Cap Index Fund*	—	—		—		—	—	—		(2,532,142)	419,613
iShares TIPS Bond ETF	1,077,873	1,206,991		(13,870)		2,270,994	248,696,553	4,123,030		(111,991)	(5,587,872)
Large Cap Index Master Portfolio	$1,167,462,886	$907,612,900	(b)	$—		$2,075,075,786	2,075,075,786	27,442,770		(6,199,686)	(198,552,514)
Master Small Cap Index Series	$73,349,677	$63,006,304	(b)	$—		$136,355,981	136,355,981	1,381,984		4,490,823	(27,977,808)
Total International ex U.S. Index Master Portfolio	$106,221,511	$—		$(96,399,431	)(d)	$9,822,080	9,822,080	1,494,626		3,641,479	(18,155,957)
U.S. Total Bond Index Master Portfolio	$802,525,226	$769,551,534	(b)	$—		$1,572,076,760	1,572,076,760	27,822,550		(5,125,742)	54,823,474

							$5,787,505,528	$103,078,283		$8,829,578	$402,682,633

*	No longer held by the LifePath Index Master Portfolio as of period end.
(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value purchased.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Represents net shares/investment value sold.

94	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	LifePath Index 2030 Master Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Equity Funds	$1,684,084,848	$—	$—	$1,684,084,848
Fixed Income Fund	248,696,553	—	—	248,696,553
Short-Term Securities	61,393,520	—	—	61,393,520

Subtotal	$1,994,174,921	$—	$—	$1,994,174,921

Investments Valued at NAV(a)				3,793,330,607

				$5,787,505,528

(a)	As of December 31, 2018, certain of the LifePath Index Master Portfolio’s Investments were fair valued using NAV per share and have been excluded from the fair value hierarchy.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	95

Schedule of Investments December 31, 2018	LifePath Index 2035 Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(b) — 99.9%

Equity Funds — 78.3%
iShares Core MSCI Total International Stock ETF	12,341,347	$648,290,958
iShares Developed Real Estate Index Fund	26,571,467	254,820,365
Large Cap Index Master Portfolio	$1,067,319,615	1,067,319,615
Master Small Cap Index Series	$49,503,645	49,503,645
Total International ex U.S. Index Master Portfolio	$10,368,490	10,368,490

		2,030,303,073

Fixed Income Funds — 21.3%
iShares TIPS Bond ETF	658,134	72,072,255
U.S. Total Bond Index Master Portfolio	$481,658,994	481,658,994

		553,731,249

Security	Shares	Value

Short-Term Securities — 0.3%
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.38%(a)(b)	6,598,067	$6,598,067

Total Affiliated Investment Companies — 99.9% (Cost — $2,558,501,009)		2,590,632,389

Other Assets Less Liabilities — 0.1%		2,617,559

Net Assets — 100.0%		$2,593,249,948

(a)	Annualized 7-day yield as of period end.

(b)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the LifePath Index Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the LifePath Index Master Portfolio were as follows:

Affiliate Persons and/or Related Parties	Shares/ Investment Value Held at 12/31/17	Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares*	9,458,854	—		(9,458,854	)(b)	—	$—	$24,580	(c)	$(25,008)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,258,142	2,339,925	(d)	—		6,598,067	6,598,067	122,822		—	—
iShares Core MSCI Total International Stock ETF	7,678,597	4,727,871		(65,121)		12,341,347	648,290,958	17,184,011		(83,035)	(118,534,745)
iShares Developed Real Estate Index Fund	22,135,653	9,042,167		(4,606,353)		26,571,467	254,820,365	10,728,282		(2,289,783)	(21,394,449)
iShares TIPS Bond ETF	452,548	211,436		(5,850)		658,134	72,072,255	1,737,950		(36,425)	(2,558,747)
Large Cap Index Master Portfolio	$899,224,240	$168,095,375	(d)	—		$1,067,319,615	1,067,319,615	20,599,551		(2,002,552)	(83,369,436)
Master Small Cap Index Series	$34,890,373	$14,613,272	(d)	—		$49,503,645	49,503,645	637,146		2,198,742	(12,344,822)
Total International ex U.S. Index Master Portfolio	$56,625,478	—		$(46,256,988	)(b)	$10,368,490	10,368,490	873,425		1,760,953	(8,218,281)
U.S. Total Bond Index Master Portfolio	$358,367,941	$123,291,053	(d)	—		$481,658,994	481,658,994	12,098,111		(2,871,389)	7,442,526

							$2,590,632,389	$64,005,878		$3,348,497	$238,977,954

*	No longer held by the LifePath Index Master Portfolio as of period end.
(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value sold.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Represents net shares/investment value purchased.

96	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	LifePath Index 2035 Master Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Equity Funds	$903,111,323	$—	$—	$903,111,323
Fixed Income Fund	72,072,255	—	—	72,072,255
Short-Term Securities	6,598,067	—	—	6,598,067

Subtotal	$981,781,645	$—	$—	$981,781,645

Investments Valued at NAV(a)				1,608,850,744

				$2,590,632,389

(a)	As of December 31, 2018, certain of the LifePath Index Master Portfolio’s Investments were fair valued using NAV per share and have been excluded from the fair value hierarchy.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	97

Schedule of Investments December 31, 2018	LifePath Index 2040 Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(d) — 100.7%

Equity Funds — 87.9%
iShares Core MSCI Total International Stock ETF(a)	23,629,833	$1,241,275,127
iShares Developed Real Estate Index Fund	55,923,183	536,303,324
Large Cap Index Master Portfolio	$2,009,602,477	2,009,602,477
Master Small Cap Index Series	$64,274,485	64,274,485
Total International ex U.S. Index Master Portfolio	$3,378,402	3,378,402

		3,854,833,815

Fixed Income Funds — 11.9%
iShares TIPS Bond ETF(a)	553,430	60,606,119
U.S. Total Bond Index Master Portfolio	$461,970,519	461,970,519

		522,576,638

Security	Shares	Value

Short-Term Securities — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.58%(b)(c)(d)	27,557,510	$27,560,265
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.38%(c)(d)	12,692,339	12,692,339

		40,252,604

Total Affiliated Investment Companies — 100.7% (Cost — $4,463,035,123)		4,417,663,057

Liabilities in Excess of Other Assets — (0.7)%		(31,144,738)

Net Assets — 100.0%		$4,386,518,319

(a)	Security, or a portion of the security, is on loan.
(b)	All or a portion of security was purchased with the cash collateral from loaned securities.
(c)	Annualized 7-day yield as of period end.

(d)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the LifePath Index Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the LifePath Index Master Portfolio were as follows:

Affiliate Persons and/or Related Parties	Shares/ Investment Value Held at 12/31/17	Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	27,557,510	(b)	—		27,557,510	$27,560,265	$72,436	(c)	$(4,936)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,263,315	9,429,024	(b)	—		12,692,339	12,692,339	148,509		—	—
iShares Core MSCI Total International Stock ETF	8,943,883	14,777,171		(91,221)		23,629,833	1,241,275,127	26,113,219		(493,399)	(169,298,359)
iShares Core U.S. Aggregate Bond ETF*	—	—		—		—	—	—		(119,075)	115,739
Shares Developed Real Estate Index Fund	29,888,371	32,924,438		(6,889,626)		55,923,183	536,303,324	17,481,573		(3,994,636)	(41,613,873)
iShares Russell 2000 Small-Cap Index Fund*	—	—		—		—	—	—		(1,047,192)	179,777
iShares TIPS Bond ETF	232,536	326,651		(5,757)		553,430	60,606,119	981,862		(30,711)	(1,295,532)
Large Cap Index Master Portfolio	$1,099,850,108	909,752,369	(b)	$—		$2,009,602,477	$2,009,602,477	26,600,786		(15,346,645)	(156,791,960)
Master Small Cap Index Series	$25,021,674	39,252,811	(b)	$—		$64,274,485	64,274,485	539,800		1,959,000	(12,781,638)
Total International ex U.S. Index Master Portfolio	$95,008,702	—		$(91,630,300	)(d)	$3,378,402	3,378,402	1,618,370		2,645,450	(11,934,516)
U.S. Total Bond Index Master Portfolio	$208,666,484	253,304,035	(b)	$—		$461,970,519	461,970,519	7,774,351		(1,348,622)	19,468,758

							$4,417,663,057	$81,330,906		$17,780,766	$373,951,604

*	No longer held by the LifePath Index Master Portfolio as of period end.
(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value purchased.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Represents net shares/investment value sold.

98	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	LifePath Index 2040 Master Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Equity Funds	$1,777,578,451	$—	$—	$1,777,578,451
Fixed Income Funds	60,606,119	—	—	60,606,119
Short-Term Securities	40,252,604	—	—	40,252,604

	$1,878,437,174	$—	$—	$1,878,437,174

Investments Valued at NAV(a)				2,539,225,883

				$4,417,663,057

(a)

As of December 31, 2018, certain investments of the LifePath Index Master Portfolio’s Investments were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	99

Schedule of Investments December 31, 2018	LifePath Index 2045 Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(d) — 100.6%

Equity Funds — 95.2%
iShares Core MSCI Total International Stock ETF	10,546,905	$554,028,920
iShares Developed Real Estate Index Fund	25,740,641	246,852,746
Large Cap Index Master Portfolio	$867,916,532	867,916,532
Master Small Cap Index Series	$26,311,368	26,311,368
Total International ex U.S. Index Master Portfolio	$2,769,805	2,769,805

		1,697,879,371

Fixed Income Funds — 4.5%
iShares TIPS Bond ETF(a)	64,637	7,078,398
U.S. Total Bond Index Master Portfolio	$72,763,207	72,763,207

		79,841,605

Security	Shares	Value

Short-Term Securities — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.58%(b)(c)(d)	7,144,245	$7,144,960
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.38%(c)(d)	8,688,018	8,688,018

		15,832,978

Total Affiliated Investment Companies — 100.6% (Cost — $1,787,834,804)		1,793,553,954

Liabilities in Excess of Other Assets — (0.6)%		(11,327,946)

Net Assets — 100.0%		$1,782,226,008

(a)	Security, or a portion of the security, is on loan.
(b)	All or a portion of security was purchased with the cash collateral from loaned securities.
(c)	Annualized 7-day yield as of period end.

(d)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the LifePath Index Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the LifePath Index Master Portfolio were as follows:

Affiliate Persons and/or Related Parties	Shares/ Investment Value Held at 12/31/17	Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	7,144,245	(b)	—		7,144,245	$7,144,960	$20,549	(c)	$(2,027)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,070,623	5,617,395	(b)	—		8,688,018	8,688,018	95,481		—	—
iShares Core MSCI Total International Stock ETF	6,150,815	4,409,590		(13,500)		10,546,905	554,028,920	14,386,924		(28,547)	(100,064,858)
iShares Developed Real Estate Index Fund	20,380,503	10,944,445		(5,584,307)		25,740,641	246,852,746	10,777,753		(3,562,089)	(20,270,223)
iShares TIPS Bond ETF	38,544	26,656		(563)		64,637	7,078,398	156,937		(2,717)	(228,991)
Large Cap Index Master Portfolio	$685,994,936	$181,921,596	(b)	$—		$867,916,532	867,916,532	16,677,448		(2,804,842)	(59,516,799)
Master Small Cap Index Series	$12,593,614	$13,717,754	(b)	$—		$26,311,368	26,311,368	264,915		974,399	(5,561,373)
Total International ex U.S. Index Master Portfolio	$35,555,894	$—		$(32,786,089	)(d)	$2,769,805	2,769,805	473,242		1,314,268	(3,730,825)
U.S. Total Bond Index Master Portfolio	$43,903,793	$28,859,414	(b)	$—		$72,763,207	72,763,207	1,661,393		(358,310)	679,377

							$1,793,553,954	$44,514,642		$4,469,865	$(188,693,692)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value purchased.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Represents net shares/investment value sold.

100	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	LifePath Index 2045 Master Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Equity Funds	$800,881,666	$—	$—	$800,881,666
Fixed Income Fund	7,078,398	—	—	7,078,398
Short-Term Securities	15,832,978	—	—	15,832,978

Subtotal	$823,793,042	$—	$—	$823,793,042

Investments Valued at NAV(a)				969,760,912

				$1,793,553,954

(a)

As of December 31, 2018, certain investments of the LifePath Index Master Portfolio were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	101

Schedule of Investments December 31, 2018	LifePath Index 2050 Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(d) — 100.8%

Equity Funds — 98.5%
iShares Core MSCI Total International Stock ETF(a)	12,229,231	$642,401,504
iShares Developed Real Estate Index Fund	29,349,060	281,457,484
Large Cap Index Master Portfolio	$980,500,343	980,500,343
Master Small Cap Index Series	$30,806,723	30,806,723
Total International ex U.S. Index Master Portfolio	$2,283,108	2,283,108

		1,937,449,162

Fixed Income Fund — 1.3%
U.S. Total Bond Index Master Portfolio	$24,413,124	24,413,124

Security	Shares	Value

Short-Term Securities — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.58%(b)(c)(d)	13,908,609	$13,910,000
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.38%(c)(d)	6,544,214	6,544,214

		20,454,214

Total Affiliated Investment Companies — 100.8% (Cost — $1,998,729,827)		1,982,316,500

Liabilities in Excess of Other Assets — (0.8)%		(16,030,564)

Net Assets — 100.0%		$1,966,285,936

(a)	Security, or a portion of the security, is on loan.
(b)	All or a portion of security was purchased with the cash collateral from loaned securities.
(c)	Annualized 7-day yield as of period end.

(d)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the LifePath Index Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the LifePath Index Master Portfolio were as follows:

Affiliate Persons and/or Related Parties	Shares/ Investment Value Held at 12/31/17	Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	13,908,609	(b)	—		13,908,609	$13,910,000	$3,991	(c)	$6,518	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,646,867	2,897,347	(b)	—		6,544,214	6,544,214	87,810		—	—
iShares Core MSCI Total International Stock ETF	5,658,007	6,597,124		(25,900)		12,229,231	642,401,504	14,808,734		(51,745)	(99,608,335)
iShares Core U.S. Aggregate Bond ETF*	—	—		—		—	—	—		(138,752)	136,971
iShares Developed Real Estate Index Fund	19,376,674	16,888,305		(6,915,919)		29,349,060	281,457,484	11,112,464		(4,749,241)	(22,048,954)
iShares Russell 2000 Small-Cap Index Fund*	—	—		—		—	—	—		(195,250)	33,029
Large Cap Index Master Portfolio	$627,455,291	$353,045,052	(b)	$—		$980,500,343	980,500,343	15,511,745		(6,692,305)	(67,600,078)
Master Small Cap Index Series	$11,630,135	$19,176,588	(b)	$—		$30,806,723	30,806,723	241,164		893,460	(4,617,269)
Total International ex U.S. Index Master Portfolio	$38,294,330	$—		$(36,011,222	)(d)	$2,283,108	2,283,108	489,583		1,423,713	(3,482,120)
U.S. Total Bond Index Master Portfolio	$12,613,866	$11,799,258	(b)	$—		$24,413,124	24,413,124	469,715		(91,335)	854,820

							$1,982,316,500	$42,725,206		$9,594,937	$196,331,936

*	No longer held by the LifePath Index Master Portfolio as of period end.
(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value purchased.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Represents net shares/investment value sold.

102	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	LifePath Index 2050 Master Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Equity Funds	$923,858,988	$—	$—	$923,858,988
Short-Term Securities	20,454,214	—	—	20,454,214

Subtotal	$944,313,202	$—	$—	$944,313,202

Investments Valued at NAV(a)				1,038,003,298

	$944,313,202	$—	$—	$1,982,316,500

(a)	As of December 31, 2018, certain of the Master Portfolio’s Investments were fair valued using NAV per share and have been excluded from the fair value hierarchy.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	103

Schedule of Investments December 31, 2018	LifePath Index 2055 Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(b) — 100.3%

Equity Funds — 98.6%
iShares Core MSCI Total International Stock ETF	5,140,080	$270,008,402
iShares Developed Real Estate Index Fund	12,234,789	117,331,622
Large Cap Index Master Portfolio	$407,783,797	407,783,797
Master Small Cap Index Series	$13,560,244	13,560,244

		808,684,065

Fixed Income Fund — 1.1%
U.S. Total Bond Index Master Portfolio	$8,708,048	8,708,048

Security	Shares	Value

Short-Term Securities — 0.6%
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.38%(a)(b)	5,011,411	$5,011,411

Total Affiliated Investment Companies — 100.3% (Cost — $829,199,959)		822,403,524

Liabilities in Excess of Other Assets — (0.3)%		(2,401,550)

Net Assets — 100.0%		$820,001,974

(a)	Annualized 7-day yield as of period end.

(b)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the LifePath Index Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the LifePath Index Master Portfolio were as follows:

Affiliate Persons and/or Related Parties	Par/Shares/ Investment Value Held at 12/31/17	Par/Shares/ Investment Value Purchased		Par/Shares/ Investment Value Sold	Par/Shares/ Investment Value Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares*	—	—		—	—	$—	$27,017	(b)	$(6,400)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,426,431	2,584,980	(c)	—	5,011,411	$5,011,411	46,505		—	—
iShares Core MSCI Total International Stock ETF	2,892,116	2,357,853		(109,889)	5,140,080	$270,008,402	6,807,917		(584,814)	(46,599,675)
iShares Developed Real Estate Index Fund	8,947,476	6,286,944		(2,999,631)	12,234,789	$117,331,622	5,070,024		(1,967,481)	(9,267,915)
Large Cap Index Master Portfolio	$289,790,556	117,993,241	(c)	$—	$407,783,797	$407,783,797	7,367,477		(3,239,940)	(26,910,061)
Master Small Cap Index Series	$5,213,569	8,346,675	(c)	$—	$13,560,244	$13,560,244	115,736		336,895	(2,414,002)
U.S. Total Bond Index Master Portfolio	$5,795,769	2,912,279	(c)	$—	$8,708,048	$8,708,048	212,610		(46,509)	376,834

						$822,403,524	$19,647,286		($5,508,249)	$84,814,819

*	No longer held by the LifePath Index Master Portfolio as of period end.
(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Represents net shares/investment value purchased.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Equity Funds	$387,340,024	$—	$—	$387,340,024
Short-Term Securities	5,011,411	—	—	5,011,411

Subtotal	$392,351,435	$—	$—	$392,351,435

Investments Valued at NAV(a)				430,052,089

				$822,403,524

(a)	As of December 31, 2018, certain of the LifePath Index Master Portfolio’s Investments were fair valued using NAV per share and have been excluded from the fair value hierarchy.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

104	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2018	LifePath Index 2060 Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(b) — 100.1%

Equity Funds — 98.0%
iShares Core MSCI Total International Stock ETF	978,078	$51,378,437
iShares Developed Real Estate Index Fund	2,310,322	22,155,989
Large Cap Index Master Portfolio	$78,349,885	78,349,885
Master Small Cap Index Series	$2,594,055	2,594,055

		154,478,366

Fixed Income Fund — 1.1%
U.S. Total Bond Index Master Portfolio	$1,743,848	1,743,848

Security	Shares	Value

Short-Term Securities — 1.0%
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.38%(a)(b)	1,569,939	$1,569,939

Total Affiliated Investment Companies — 100.1% (Cost — $163,940,832)		157,792,153

Liabilities in Excess of Other Assets — (0.1)%		(188,388)

Net Assets — 100.0%		$157,603,765

(a)	Annualized 7-day yield as of period end.

(b)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the LifePath Index Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the LifePath Index Master Portfolio were as follows:

Affiliate Persons and/or Related Parties	Shares/ Investment Value Held at 12/31/17	Shares/ Investment Value Purchased		Shares/ Investment Value Sold	Shares/ Investment Value Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares*	—	—		—	—	$—	$1,974	(b)	$—	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	526,628	1,043,311	(c)	—	1,569,939	1,569,939	10,400		—	—
iShares Core MSCI Total International Stock ETF	371,304	651,664		(44,890)	978,078	51,378,437	1,151,754		(31,748)	(8,205,849)
iShares Developed Real Estate Index Fund	1,149,063	1,709,232		(547,973)	2,310,322	22,155,989	864,926		(378,146)	(1,575,364)
Large Cap Index Master Portfolio	$37,436,159	$40,913,726	(c)	$—	$78,349,885	78,349,885	1,176,424		(4,080,645)	(2,276,897)
Master Small Cap Index Series	$685,988	$1,908,067	(c)	$—	$2,594,055	2,594,055	19,270		(28,504)	(293,929)
U.S. Total Bond Index Master Portfolio	$747,302	$996,546	(c)	$—	$1,743,848	1,743,848	35,068		(5,713)	110,522

						$157,792,153	$3,259,816		$(4,524,756)	$12,241,517

*	No longer held by the LifePath Index Master Portfolio as of period end.
(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Represents net shares/investment value purchased.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Equity Funds	$73,534,426	$—	$—	$73,534,426
Short-Term Securities	1,569,939	—	—	1,569,939

Subtotal	$75,104,365	$—	$—	$75,104,365

Investments Valued at net asset value (“NAV”)(a)				82,687,788

				$157,792,153

(a)	As of December 31, 2018, certain of the LifePath Index Master Portfolio’s Investments were fair valued using NAV per share and have been excluded from the fair value hierarchy.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	105

Statements of Assets and Liabilities

December 31, 2018

	LifePath Index Retirement Master Portfolio	LifePath Index 2020 Master Portfolio	LifePath Index 2025 Master Portfolio	LifePath Index 2030 Master Portfolio	LifePath Index 2035 Master Portfolio

ASSETS
Investments at value — affiliated(a)(b)	$2,300,042,620	$4,329,961,220	$3,098,670,830	$5,787,505,528	$2,590,632,389
Receivables:
Investments sold	52,782,610	60,569,760	41,455,000	83,360,000	36,902,392
Contributions from investors	—	—	11,116,508	430,944	4,283,083
Dividends — affiliated	4,102	11,241	12,605	24,583	11,735
Securities lending income — affiliated	4,102	—	32,190	11,907	—
Prepaid expenses	813	1,583	1,846	2,254	1,617

Total assets	2,352,834,247	4,390,543,804	3,151,288,979	5,871,335,216	2,631,831,216

LIABILITIES
Cash collateral on securities loaned at value	—	—	100,617,450	55,377,850	—
Bank overdraft	—	—	—	—	1,321,447
Payables:
Investments purchased	40,779,235	50,000,000	44,948,126	83,360,000	37,123,071
Investment advisory fees	84,597	163,506	81,961	165,087	69,937
Trustees’ fees	6,791	11,866	13,467	16,527	12,084
Custodian fees	15,001	—	26,691	29,386	22,310
Professional fees	27,112	27,556	30,729	30,645	27,187
Printing fees	573	573	563	574	576
Other accrued expenses	282,866	538,604	5,274	679,037	4,656
Withdrawals to investors	10,450,976	8,570,789	—	—	—

Total liabilities	51,647,151	59,312,894	145,724,261	139,659,106	38,581,268

NET ASSETS	$2,301,187,096	$4,331,230,910	$3,005,564,718	$5,731,676,110	$2,593,249,948

NET ASSETS CONSIST OF
Investors’ capital	$2,310,727,659	$4,323,277,972	$2,970,798,107	$5,765,006,404	$2,561,118,568
Net unrealized appreciation (depreciation)	(9,540,563)	7,952,938	34,766,611	(33,330,294)	32,131,380

NET ASSETS	$2,301,187,096	$4,331,230,910	$3,005,564,718	$5,731,676,110	$2,593,249,948

(a) Investments at cost — affiliated	$2,309,583,183	$4,322,008,282	$3,063,904,219	$5,820,835,822	$2,558,501,009
(b) Securities loaned at value	$—	$—	$98,793,171	$54,373,803	$—

See notes to financial statements.

106	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

December 31, 2018

	LifePath Index 2040 Master Portfolio	LifePath Index 2045 Master Portfolio	LifePath Index 2050 Master Portfolio	LifePath Index 2055 Master Portfolio	LifePath Index 2060 Master Portfolio

ASSETS
Investments at value — affiliated(a)(b)	$4,417,663,057	$1,793,553,954	$1,982,316,500	$822,403,524	$157,792,153
Receivables:
Investments sold	50,585,000	3,885,000	3,155,000	1,268,048	—
Contributions from investors	823,437	928,807	648,329	1,561,816	1,616,263
Dividends — affiliated	24,962	11,707	12,739	6,045	1,319
From the Manager	—	—	—	—	6,328
Securities lending income — affiliated	16,291	452	1,023	—	—
Prepaid expenses	1,719	1,116	979	498	88

Total assets	4,469,114,466	1,798,381,036	1,986,134,570	825,239,931	159,416,151

LIABILITIES
Cash collateral on securities loaned at value	27,560,265	7,144,960	13,910,000	—	—
Bank overdraft	1,929,000	1,641,419	957,888	1,988,639	642,500
Payables:
Investments purchased	52,452,938	7,280,776	4,716,733	3,198,309	1,131,575
Investment advisory fees	85,686	29,493	32,744	17,364	—
Trustees’ fees	12,824	8,890	8,055	4,839	2,184
Custodian fees	24,491	18,346	—	—	9,075
Professional fees	27,424	27,322	27,400	26,794	26,231
Printing fees	565	560	17,220	560	559
Other accrued expenses	502,954	3,262	178,594	1,452	262

Total liabilities	82,596,147	16,155,028	19,848,634	5,237,957	1,812,386

NET ASSETS	$4,386,518,319	$1,782,226,008	$1,966,285,936	$820,001,974	$157,603,765

NET ASSETS CONSIST OF
Investors’ capital	$4,431,890,385	$1,776,506,858	$1,982,699,263	$826,798,409	$163,752,444
Net unrealized appreciation (depreciation)	(45,372,066)	5,719,150	(16,413,327)	(6,796,435)	(6,148,679)

NET ASSETS	$4,386,518,319	$1,782,226,008	$1,966,285,936	$820,001,974	$157,603,765

(a) Investments at cost — affiliated	$4,463,035,123	$1,787,834,804	$1,998,729,827	$829,199,959	$163,940,832
(b) Securities loaned at value	$27,056,433	$7,001,741	$13,657,800	$—	$—

See notes to financial statements.

FINANCIAL STATEMENTS	107

Statements of Operations

Year Ended December 31, 2018

	LifePath Index Retirement Master Portfolio	LifePath Index 2020 Master Portfolio	LifePath Index 2025 Master Portfolio	LifePath Index 2030 Master Portfolio	LifePath Index 2035 Master Portfolio

INVESTMENT INCOME
Dividends — affiliated	$10,265,399	$21,407,269	$25,485,379	$44,860,400	$29,773,065
Securities lending income — affiliated — net	17,772	26,644	89,606	75,953	24,580
Net investment income allocated from the applicable Underlying Master Portfolios:
Interest — affiliated	20,732,573	36,542,425	28,861,471	28,837,953	12,717,906
Dividends — affiliated	7,001,925	15,492,337	18,928,307	30,175,247	22,029,925
Expenses	(428,508)	(813,550)	(772,136)	(968,801)	(588,557)
Fees waived	66,447	117,857	103,161	97,531	48,959

Total investment income	37,655,608	72,772,982	72,695,788	103,078,283	64,005,878

EXPENSES
Investment advisory	721,693	1,397,288	1,447,843	1,909,707	1,259,375
Accounting services	19,787	24,965	41,477	34,024	39,212
Independent Trustees	31,698	52,047	58,218	69,283	52,309
Printing	246	246	244	246	272
Professional	33,098	37,378	29,140	41,640	27,596
Miscellaneous	14,730	29,282	32,355	40,146	28,005

Total expenses	821,252	1,541,206	1,609,277	2,095,046	1,406,769
Less fees waived and/or reimbursed by the Manager	(99,851)	(144,424)	(364,241)	(567,897)	(399,654)

Total expenses after fees waived and/or reimbursed	721,401	1,396,782	1,245,036	1,527,149	1,007,115

Net investment income	36,934,207	71,376,200	71,450,752	101,551,134	62,998,763

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(4,799,986)	(7,435,364)	(2,368,917)	(5,793,567)	(2,533,077)
Capital gain distributions from investment companies — affiliated	4,266	17,209	49,230	157,115	98,826
Allocated from the applicable Underlying Master Portfolios	(501,155)	1,474,905	(2,838,937)	(3,193,126)	(914,246)

	(5,296,875)	(5,943,250)	(5,158,624)	(8,829,578)	(3,348,497)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(43,615,802)	(97,985,316)	(122,404,228)	(212,819,828)	(142,487,941)
Allocated from the applicable Underlying Master Portfolios	(55,731,882)	(113,775,895)	(96,428,590)	(189,862,805)	(96,490,013)

	(99,347,684)	(211,761,211)	(218,832,818)	(402,682,633)	(238,977,954)

Net realized and unrealized loss	(104,644,559)	(217,704,461)	(223,991,442)	(411,512,211)	(242,326,451)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(67,710,352)	$(146,328,261)	$(152,540,690)	$(309,961,077)	$(179,327,688)

See notes to financial statements.

108	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (continued)

Year Ended December 31, 2018

	LifePath Index 2040 Master Portfolio	LifePath Index 2045 Master Portfolio	LifePath Index 2050 Master Portfolio	LifePath Index 2055 Master Portfolio	LifePath Index 2060 Master Portfolio

INVESTMENT INCOME
Dividends — affiliated	$44,725,163	$25,417,095	$26,009,007	$11,924,446	$2,027,080
Securities lending income — affiliated — net	72,435	20,549	3,991	27,017	1,974
Net investment income allocated from the applicable Underlying Master Portfolios:
Interest — affiliated	8,467,368	2,041,640	812,333	371,757	60,474
Dividends — affiliated	28,674,337	17,365,600	16,195,126	7,458,050	1,191,593
Expenses	(641,800)	(341,976)	(302,373)	(137,394)	(21,827)
Fees waived	33,403	11,734	7,122	3,410	522

Total investment income	81,330,906	44,514,642	42,725,206	19,647,286	3,259,816

EXPENSES
Investment advisory	1,459,529	867,251	790,457	375,961	59,691
Accounting services	27,286	23,853	19,615	17,296	10,169
Independent Trustees	55,339	39,428	36,081	23,097	11,643
Printing	244	244	244	244	687
Professional	37,181	29,224	34,436	28,797	30,801
Miscellaneous	30,379	18,948	16,813	7,900	206

Total expenses	1,609,958	978,948	897,646	453,295	113,197
Less fees waived and/or reimbursed by the Manager	(734,611)	(458,765)	(423,553)	(302,958)	(89,326)

Total expenses after fees waived and/or reimbursed	875,347	520,183	474,093	150,337	23,871

Net investment income	80,455,559	43,994,459	42,251,113	19,496,949	3,235,945

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(5,898,307)	(3,695,924)	(5,246,364)	(2,607,224)	(419,102)
Capital gain distributions from investment companies — affiliated	208,358	100,544	117,894	48,529	9,208
Allocated from the applicable Underlying Master Portfolios	(12,090,817)	(874,485)	(4,466,467)	(2,949,554)	(4,114,861)

	(17,780,766)	(4,469,865)	(9,594,937)	(5,508,249)	(4,524,755)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(211,912,248)	(120,564,072)	(121,487,289)	(55,867,590)	(9,781,213)
Allocated from the applicable Underlying Master Portfolios	(162,039,356)	(68,129,620)	(74,844,647)	(28,947,229)	(2,460,305)

	(373,951,604)	(188,693,692)	(196,331,936)	(84,814,819)	(12,241,518)

Net realized and unrealized loss	(391,732,370)	(193,163,557)	(205,926,873)	(90,323,068)	(16,766,273)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(311,276,811)	$(149,169,098)	$(163,675,760)	$(70,826,119)	$(13,530,328)

See notes to financial statements.

FINANCIAL STATEMENTS	109

Statements of Changes in Net Assets

	LifePath Index Retirement Master Portfolio		LifePath Index 2020 Master Portfolio

	Year Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$36,934,207	$22,329,250	$71,376,200	$46,503,445
Net realized gain (loss)	(5,296,875)	2,801,635	(5,943,250)	6,999,076
Net change in unrealized appreciation (depreciation)	(99,347,684)	79,607,000	(211,761,211)	187,375,392

Net increase (decrease) in net assets resulting from operations	(67,710,352)	104,737,885	(146,328,261)	240,877,913

CAPITAL TRANSACTIONS
Proceeds from contributions	1,624,418,216	628,774,482	2,744,144,639	918,189,939
Value of withdrawals	(490,793,648)	(308,746,201)	(674,736,655)	(428,304,186)

Net increase in net assets derived from capital share transactions	1,133,624,568	320,028,281	2,069,407,984	489,885,753

NET ASSETS
Total increase in net assets	1,065,914,216	424,766,166	1,923,079,723	730,763,666
Beginning of year	1,235,272,880	810,506,714	2,408,151,187	1,677,387,521

End of year	$2,301,187,096	$1,235,272,880	$4,331,230,910	$2,408,151,187

See notes to financial statements.

110	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	LifePath Index 2025 Master Portfolio		LifePath Index 2030 Master Portfolio

	Year Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$71,450,752	$46,779,906	$101,551,134	$63,034,207
Net realized gain (loss)	(5,158,624)	3,872,538	(8,829,578)	6,167,892
Net change in unrealized appreciation (depreciation)	(218,832,818)	215,778,079	(402,682,633)	318,233,349

Net increase (decrease) in net assets resulting from operations	(152,540,690)	266,430,523	(309,961,077)	387,435,448

CAPITAL TRANSACTIONS
Proceeds from contributions	1,222,992,191	1,166,651,499	3,545,583,649	1,240,423,740
Value of withdrawals	(566,013,216)	(367,813,054)	(635,558,851)	(407,385,075)

Net increase in net assets derived from capital share transactions	656,978,975	798,838,445	2,910,024,798	833,038,665

NET ASSETS
Total increase in net assets	504,438,285	1,065,268,968	2,600,063,721	1,220,474,113
Beginning of year	2,501,126,433	1,435,857,465	3,131,612,389	1,911,138,276

End of year	$3,005,564,718	$2,501,126,433	$5,731,676,110	$3,131,612,389

See notes to financial statements.

FINANCIAL STATEMENTS	111

Statements of Changes in Net Assets  (continued)

	LifePath Index 2035 Master Portfolio		LifePath Index 2040 Master Portfolio

	Year Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$62,998,763	$42,548,107	$80,455,559	$49,703,382
Net realized gain (loss)	(3,348,497)	2,721,015	(17,780,766)	3,490,408
Net change in unrealized appreciation (depreciation)	(238,977,954)	230,969,122	(373,951,604)	286,094,969

Net increase (decrease) in net assets resulting from operations	(179,327,688)	276,238,244	(311,276,811)	339,288,759

CAPITAL TRANSACTIONS
Proceeds from contributions	1,118,507,170	949,872,059	2,836,983,022	936,076,369
Value of withdrawals	(463,080,975)	(278,877,203)	(473,972,015)	(295,475,339)

Net increase in net assets derived from capital share transactions	655,426,195	670,994,856	2,363,011,007	640,601,030

NET ASSETS
Total increase in net assets	476,098,507	947,233,100	2,051,734,196	979,889,789
Beginning of year	2,117,151,441	1,169,918,341	2,334,784,123	1,354,894,334

End of year	$2,593,249,948	$2,117,151,441	$4,386,518,319	$2,334,784,123

See notes to financial statements.

112	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	LifePath Index 2045 Master Portfolio		LifePath Index 2050 Master Portfolio

	Year Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$43,994,459	$29,001,845	$42,251,113	$26,793,912
Net realized gain (loss)	(4,469,865)	1,341,681	(9,594,937)	1,220,396
Net change in unrealized appreciation (depreciation)	(188,693,692)	168,827,066	(196,331,936)	157,527,019

Net increase (decrease) in net assets resulting from operations	(149,169,098)	199,170,592	(163,675,760)	185,541,327

CAPITAL TRANSACTIONS
Proceeds from contributions	827,067,280	677,142,800	1,149,459,414	578,857,144
Value of withdrawals	(281,954,182)	(181,672,309)	(271,773,739)	(161,984,821)

Net increase in net assets derived from capital share transactions	545,113,098	495,470,491	877,685,675	416,872,323

NET ASSETS
Total increase in net assets	395,944,000	694,641,083	714,009,915	602,413,650
Beginning of year	1,386,282,008	691,640,925	1,252,276,021	649,862,371

End of year	$1,782,226,008	$1,386,282,008	$1,966,285,936	$1,252,276,021

See notes to financial statements.

FINANCIAL STATEMENTS	113

Statements of Changes in Net Assets  (continued)

	LifePath Index 2055 Master Portfolio		LifePath Index 2060 Master Portfolio

	Year Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$19,496,949	$11,776,393	$3,235,945	$1,176,163
Net realized gain (loss)	(5,508,249)	78,385	(4,524,755)	(40,293)
Net change in unrealized appreciation (depreciation)	(84,814,819)	67,870,539	(12,241,518)	5,779,035

Net increase (decrease) in net assets resulting from operations	(70,826,119)	79,725,317	(13,530,328)	6,914,905

CAPITAL TRANSACTIONS
Proceeds from contributions	453,603,905	330,953,945	137,223,566	64,521,423
Value of withdrawals	(140,974,188)	(83,508,950)	(40,647,163)	(7,633,180)

Net increase in net assets derived from capital share transactions	312,629,717	247,444,995	96,576,403	56,888,243

NET ASSETS
Total increase in net assets	241,803,598	327,170,312	83,046,075	63,803,148
Beginning of year	578,198,376	251,028,064	74,557,690	10,754,542

End of year	$820,001,974	$578,198,376	$157,603,765	$74,557,690

See notes to financial statements.

114	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	LifePath Index Retirement Master Portfolio

	Year Ended December 31,
	2018	2017	2016	2015	2014

Total Return
Total return	(3.51)%	10.75%	5.82%	(0.31)%	5.78%

Ratios to Average Net Assets(a)
Total expenses	0.08%	0.08%	0.09%	0.10%	0.13%

Total expenses after fees waived and /or reimbursed	0.08%	0.08%	0.08%	0.09%	0.11%

Net investment income	2.55%	2.16%	2.05%	1.84%	1.87%

Supplemental Data
Net assets, end of year (000)	$2,301,187	$1,235,273	$810,507	$499,749	$431,795

Portfolio turnover rate(b)	25%	10%	13%	25%	15%

(a)

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses and share of the allocated net investment income from Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio (collectively, the “Underlying Master Portfolios”). These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Treasury, and iShares exchange-traded funds.

Includes the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived and excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.00%	0.01%	0.01%	0.01%	0.01%
Investments in underlying funds	0.03%	0.03%	0.03%	0.03%	0.03%

(b)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	115

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	LifePath Index 2020 Master Portfolio

	Year Ended December 31,
	2018	2017	2016	2015	2014

Total Return
Total return	(3.97)%	12.34%	6.32%	(0.42)%	6.15%

Ratios to Average Net Assets(a)
Total expenses	0.08%	0.08%	0.09%	0.10%	0.12%

Total expenses after fees waived and/or reimbursed	0.07%	0.08%	0.08%	0.09%	0.11%

Net investment income	2.54%	2.21%	2.12%	1.95%	1.99%

Supplemental Data
Net assets, end of year (000)	$4,331,231	$2,408,151	$1,677,388	$1,075,157	$881,324

Portfolio turnover rate(b)	20%	9%	14%	14%	12%

(a)

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses and share of the allocated net investment income from Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio (collectively, the “Underlying Master Portfolios”). These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Treasury, and iShares exchange-traded funds.

Includes the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived and excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.00%	0.01%	0.01%	0.01%	0.01%
Investments in underlying funds	0.03%	0.03%	0.04%	0.04%	0.04%

(b)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

See notes to financial statements.

116	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	LifePath Index 2025 Master Portfolio

	Year Ended December 31,
	2018	2017	2016	2015	2014

Total Return
Total return	(4.78)%	14.43%	6.87%	(0.45)%	6.47%

Ratios to Average Net Assets(a)
Total expenses	0.08%	0.08%	0.09%	0.10%	0.12%

Total expenses after fees waived and/or reimbursed	0.07%	0.07%	0.08%	0.09%	0.11%

Net investment income	2.46%	2.34%	2.19%	2.06%	2.08%

Supplemental Data
Net assets, end of year (000)	$3,005,565	$2,501,126	$1,435,857	$776,535	$518,194

Portfolio turnover rate(b)	11%	8%	16%	12%	15%

(a)

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses and share of the allocated net investment income from Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio (collectively, the “Underlying Master Portfolios”). These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Treasury, and iShares exchange-traded funds.

Includes the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived and excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.00%	0.01%	0.01%	0.00%	0.01%
Investments in underlying funds	0.04%	0.04%	0.06%	0.05%	0.05%

(b)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	117

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	LifePath Index 2030 Master Portfolio

	Year Ended December 31,
	2018	2017	2016	2015	2014

Total Return
Total return	(5.56)%	16.36%	7.29%	(0.50)%	6.64%

Ratios to Average Net Assets(a)
Total expenses	0.08%	0.08%	0.09%	0.10%	0.12%

Total expenses after fees waived and/or reimbursed	0.06%	0.07%	0.08%	0.09%	0.11%

Net investment income	2.65%	2.43%	2.26%	2.15%	2.14%

Supplemental Data
Net assets, end of year (000)	$5,731,676	$3,131,612	$1,911,138	$1,076,681	$818,295

Portfolio turnover rate(b)	15%	7%	19%	12%	20%

(a)

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses and share of the allocated net investment income from Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio (collectively, the “Underlying Master Portfolios”). These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Treasury, and iShares exchange-traded funds.

Includes the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived and excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.00%	0.00%	0.00%	0.01%	0.01%
Investments in underlying funds	0.04%	0.05%	0.07%	0.06%	0.05%

(b)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

See notes to financial statements.

118	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	LifePath Index 2035 Master Portfolio

	Year Ended December 31,
	2018	2017	2016	2015	2014

Total Return
Total return	(6.36)%	18.29%	7.74%	(0.56)%	6.82%

Ratios to Average Net Assets(a)
Total expenses	0.08%	0.08%	0.09%	0.10%	0.12%

Total expenses after fees waived and/or reimbursed	0.06%	0.06%	0.07%	0.08%	0.11%

Net investment income	2.50%	2.54%	2.34%	2.26%	2.22%

Supplemental Data
Net assets, end of year (000)	$2,593,250	$2,117,151	$1,169,918	$609,572	$410,040

Portfolio turnover rate(b)	10%	6%	22%	10%	25%

(a)

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses and share of the allocated net investment income from Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio (collectively, the “Underlying Master Portfolios”). These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Treasury, and iShares exchange-traded funds.

Includes the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived and excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.00%	0.00%	0.00%	0.00%	0.01%
Investments in underlying funds	0.05%	0.05%	0.08%	0.07%	0.06%

(b)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	119

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	LifePath Index 2040 Master Portfolio

	Year Ended December 31,
	2018	2017	2016	2015	2014

Total Return
Total return	(7.08)%	19.95%	8.10%	(0.56)%	6.90%

Ratios to Average Net Assets(a)
Total expenses	0.08%	0.08%	0.09%	0.10%	0.12%

Total expenses after fees waived and /or reimbursed	0.05%	0.06%	0.07%	0.08%	0.11%

Net investment income	2.75%	2.63%	2.39%	2.33%	2.27%

Supplemental Data
Net assets, end of year (000)	$4,386,518	$2,334,784	$1,354,894	$751,306	$546,501

Portfolio turnover rate(b)	12%	6%	26%	11%	29%

(a)

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses and share of the allocated net investment income from Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio (collectively, the “Underlying Master Portfolios”). These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Treasury, and iShares exchange-traded funds.

Includes the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived and excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.00%	0.00%	0.00%	0.00%	0.01%
Investments in underlying funds	0.05%	0.06%	0.09%	0.07%	0.06%

(b)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

See notes to financial statements.

120	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	LifePath Index 2045 Master Portfolio

	Year Ended December 31,
	2018	2017	2016	2015	2014

Total Return
Total return	(7.50)%	21.07%	8.28%	(0.64)%	7.10%

Ratios to Average Net Assets(a)
Total expenses	0.08%	0.08%	0.09%	0.11%	0.13%

Total expenses after fees waived and/or reimbursed	0.05%	0.05%	0.06%	0.07%	0.10%

Net investment income	2.54%	2.74%	2.44%	2.39%	2.34%

Supplemental Data
Net assets, end of year (000)	$1,782,226	$1,386,282	$691,641	$341,230	$226,796

Portfolio turnover rate(b)	8%	6%	26%	10%	30%

(a)

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses and share of the allocated net investment income from Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio (collectively, the “Underlying Master Portfolios”). These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Treasury, and iShares exchange-traded funds.

Includes the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived and excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.00%	0.00%	0.00%	0.00%	0.00%
Investments in underlying funds	0.06%	0.06%	0.10%	0.08%	0.07%

(b)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	121

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	LifePath Index 2050 Master Portfolio

	Year Ended December 31,
	2018	2017	2016	2015	2014

Total Return
Total return	(7.82)%	21.43%	8.41%	(0.67)%	7.28%

Ratios to Average Net Assets(a)
Total expenses	0.08%	0.08%	0.09%	0.11%	0.13%

Total expenses after fees waived and/or reimbursed	0.05%	0.05%	0.06%	0.07%	0.10%

Net investment income	2.67%	2.76%	2.44%	2.39%	2.38%

Supplemental Data
Net assets, end of year (000)	$1,966,286	$1,252,276	$649,862	$337,064	$232,908

Portfolio turnover rate(b)	11%	5%	28%	14%	22%

(a)

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses and share of the allocated net investment income from Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio (collectively, the “Underlying Master Portfolios”). These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Treasury, and iShares exchange-traded funds.

Includes the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived and excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.00%	0.00%	0.00%	0.00%	0.00%
Investments in underlying funds	0.06%	0.06%	0.10%	0.09%	0.08%

(b)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

See notes to financial statements.

122	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	LifePath Index 2055 Master Portfolio

	Year Ended December 31,
	2018	2017	2016		2015		2014

Total Return
Total return	(7.79)%	21.43%	8.37%		(0.60)%		7.50%

Ratios to Average Net Assets(a)
Total expenses	0.08%	0.08%	0.11%		0.14%		0.20%

Total expenses after fees waived and/or reimbursed	0.04%	0.04%	0.04%		0.06%		0.10%

Net investment income	2.59%	2.82%	2.50%		2.44%		2.46%

Supplemental Data
Net assets, end of year (000)	$820,002	$578,198	$251,028		$107,004		$61,856

Portfolio turnover rate(b)	8%	5%	33	%(b)	17	%(b)	22	%(b)

(a)

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses and share of the allocated net investment income from Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio (collectively, the “Underlying Master Portfolios”). These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Treasury, and iShares exchange-traded funds.

Includes the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived and excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.00%	0.00%	0.00%	0.00%	0.00%
Investments in underlying funds	0.06%	0.07%	0.11%	0.09%	0.09%

(b)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	123

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	LifePath Index 2060 Master Portfolio

	Year Ended December 31,		Period from 02/29/16 (a) to 12/31/16
	2018	2017

Total Return
Total return	(7.84)%	21.51%	15.54	%(b)

Ratios to Average Net Assets(c)
Total expenses	0.11%	0.15%	1.40	%(d)(e)

Total expenses after fees waived and/or reimbursed	0.04%	0.04%	0.04	%(d)

Net investment income	2.71%	3.22%	2.74	%(d)

Supplemental Data
Net assets, end of year (000)	$157,604	$74,558	$10,755

Portfolio turnover rate of the LifePath Index Master Portfolio(f)	13%	1%	71%

(a)	Commencement of operations.
(b)	Aggregate total return.
(c)

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses and share of the allocated net investment income from Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio (collectively, the “Underlying Master Portfolios”). These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Treasury, and iShares exchange-traded funds.

Includes the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived and excludes expenses incurred indirectly as a result of Investments in underlying funds as follows:

	Year Ended December 31,		Period from 02/29/16 (a) to 12/31/16
	2018	2017
Allocated fees waived	0.00%	0.00%	0.00%
Investments in underlying funds	0.06%	0.07%	0.12%

(d)	Annualized.
(e)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.54%.
(f)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

See notes to financial statements.

124	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to ten series of MIP: LifePath® Index Retirement Master Portfolio, LifePath® Index 2020 Master Portfolio, LifePath® Index 2025 Master Portfolio, LifePath® Index 2030 Master Portfolio, LifePath® Index 2035 Master Portfolio, LifePath® Index 2040 Master Portfolio, LifePath® Index 2045 Master Portfolio, LifePath® Index 2050 Master Portfolio, LifePath® Index 2055 Master Portfolio and LifePath® Index 2060 Master Portfolio (each, a “LifePath Index Master Portfolio” and together, the “LifePath Index Master Portfolios”). Each LifePath Index Master Portfolio is classified as diversified.

As of period end, the investment of LifePath Index Retirement Master Portfolio, LifePath Index 2020 Master Portfolio, LifePath Index 2025 Master Portfolio, LifePath Index 2030 Master Portfolio, LifePath Index 2035 Master Portfolio, LifePath Index 2040 Master Portfolio, LifePath Index 2045 Master Portfolio, LifePath Index 2050 Master Portfolio, LifePath Index 2055 Master Portfolio and LifePath Index 2060 Master Portfolio in Large Cap Index Master Portfolio represented 22.3%, 24.1%, 30.7%, 36.2%, 41.2%, 45.8%, 48.7%, 49.9%, 49.7% and 49.7%, respectively, of net assets. The investment of LifePath Index Retirement Master Portfolio, LifePath Index 2020 Master Portfolio, LifePath Index 2025 Master Portfolio, LifePath Index 2030 Master Portfolio, LifePath Index 2035 Master Portfolio, LifePath Index 2040 Master Portfolio, LifePath Index 2045 Master Portfolio, LifePath Index 2050 Master Portfolio, LifePath Index 2055 Master Portfolio and LifePath Index 2060 Master Portfolio in U.S. Total Bond Index Master Portfolio represented 51.07%, 48%, 36.7%, 27.4%, 18.6%, 10.5%, 4.1%, 1.2%, 1.1% and 1.1%, respectively, of net assets. As such, financial statements of Large Cap Index Master Portfolio and U.S. Total Bond Index Master Portfolio, including the Schedules of Investments, should be read in conjunction with each respective LifePath Index Master Portfolio’s financial statements. Large Cap Index Master Portfolio’s, Total International ex U.S. Index Master Portfolio’s and U.S. Total Bond Index Master Portfolio’s financial statements, which are included in filings by MIP, and Master Small Cap Index Series’ financial statements, which are included in filings by Quantitative Master Series LLC, are available, without charge, on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The LifePath Index Master Portfolios will generally invest in other registered investment companies (each, an “Underlying Fund” and collectively, the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the LifePath Index Master Portfolios. The LifePath Index Master Portfolios may also invest in other master portfolios (“Underlying Master Portfolios”) that are managed by subsidiaries of BlackRock.

The value of a LifePath Index Master Portfolio’s investment in each of Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio reflects that LifePath Index Master Portfolio’s proportionate interest in the net assets of that Underlying Master Portfolio. As of period end, the LifePath Index Master Portfolios held interests in Underlying Master Portfolios as follows:

	Large Cap Index Master Portfolio	Master Small Cap Index Series	Total International ex U.S. Index Master Portfolio	U.S. Total Bond Index Master Portfolio
LifePath Index Retirement Master Portfolio	5.0%	3.6%	0.0%	14.1%
LifePath Index 2020 Master Portfolio	10.2	6.5	0.0	25.0
LifePath Index 2025 Master Portfolio	9.0	3.7	0.0	13.3
LifePath Index 2030 Master Portfolio	20.2	5.9	1.3	18.9
LifePath Index 2035 Master Portfolio	10.4	2.1	1.4	5.8
LifePath Index 2040 Master Portfolio	19.5	2.8	0.4	5.5
LifePath Index 2045 Master Portfolio	8.4	1.1	0.4	0.9
LifePath Index 2050 Master Portfolio	9.5	1.3	0.3	0.3
LifePath Index 2055 Master Portfolio	4.0	0.6	0.0	0.1
LifePath Index 2060 Master Portfolio	0.8	0.1	0.0	0.0

The LifePath Index Master Portfolios, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Reorganization: The Board of Trustees of the Trust and the Board of State Farm Mutual Fund Trust and the shareholders of State Farm LifePath Retirement Fund, State Farm LifePath 2020 Fund, State Farm LifePath 2030 Fund, State Farm LifePath 2040 Fund and State Farm LifePath 2050 Fund (individually, a “Target Fund” and collectively the “Target Funds”) approved the reorganization of the Target Funds into LifePath Index Retirement Fund, LifePath Index 2020 Fund, LifePath Index 2030 Fund, LifePath Index 2040 Fund and LifePath Index 2050 Fund. As a result, the applicable LifePath Index Funds acquired all of the assets and assumed certain stated liabilities of the Target Funds in exchange for an equal aggregate value of newly-issued shares of the LifePath Index Funds.

On November 19, 2018, all of the portfolio securities previously held by the Target Funds were subsequently contributed by the LifePath Index Funds to the LifePath Index Master Portfolios in exchange for an investment in the LifePath Index Master Portfolios.

For financial reporting purposes, assets received and shares issued by the LifePath Index Funds were recorded at fair value. However, the cost basis of the investments received from the Target Funds were carried forward by the LifePath Index Master Portfolios to align ongoing reporting of the LifePath Index Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The Target Funds’ fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
State Farm LifePath Retirement Fund	$1,060,853,760	$1,064,814,227
State Farm LifePath 2020 Fund	1,876,177,923	1,879,869,831
State Farm LifePath 2030 Fund	2,221,557,497	2,227,161,576
State Farm LifePath 2040 Fund	1,751,947,113	1,757,351,755
State Farm LifePath 2050 Fund	427,090,360	428,381,738

NOTES TO FINANCIAL STATEMENTS	125

Notes to Financial Statements  (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each LifePath Index Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the LifePath Index Master Portfolios are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Each LifePath Index Master Portfolio records daily its proportionate share of the Underlying Master Portfolios’ income, expenses and realized and unrealized gains and losses.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the LifePath Index Master Portfolios.

Indemnifications: In the normal course of business, a LifePath Index Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. A LifePath Index Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against a LifePath Index Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to a LifePath Index Master Portfolio are charged to that LifePath Index Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The LifePath Index Master Portfolios’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the LifePath Index Master Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Index Master Portfolios determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each LifePath Index Master Portfolio’s assets and liabilities:

•

Exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at the official closing price each day, if available. For ETFs traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. ETFs traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The LifePath Index Master Portfolios record their proportionate investment in the Underlying Master Portfolios at fair value, which is based upon their pro rata ownership in the net assets of the Underlying Master Portfolios.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each LifePath Index Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each LifePath Index Master Portfolio has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

126	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2018, certain investments of the LifePath Index Master Portfolios’ were valued using NAV as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Certain LifePath Index Master Portfolios may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the LifePath Index Master Portfolios collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each LifePath Index Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the LifePath Index Master Portfolio and any additional required collateral is delivered to the LifePath Index Master Portfolio, or excess collateral returned by the LifePath Index Master Portfolio, on the next business day. During the term of the loan, the LifePath Index Master Portfolios are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as investment companies in the LifePath Index Master Portfolios’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — affiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the LifePath Index Master Portfolios under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the LifePath Index Master Portfolios, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a LifePath Index Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the LifePath Index Master Portfolios’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty
LifePath Index 2025 Master Portfolio	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Merrill Lynch, Pierce, Fenner & Smith	$98,793,171	$(98,793,171)	$—

LifePath Index 2030 Master Portfolio	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
JP Morgan Securities LLC	$54,373,803	$(54,373,803)	$—

LifePath Index 2040 Master Portfolio	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
JP Morgan Securities LLC	$27,056,433	$(27,056,433)	$—

NOTES TO FINANCIAL STATEMENTS	127

Notes to Financial Statements  (continued)

Counterparty
LifePath Index 2045 Master Portfolio	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Barclays Capital Inc	$1,763,111	$(1,763,111)	$—
JP Morgan Securities LLC	5,238,630	(5,238,630)	—

	$7,001,741	$(7,001,741)	$—

LifePath Index 2050 Master Portfolio	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets Inc	$309,927	$(309,927)	$—
JP Morgan Securities LLC	13,347,873	(13,347,873)	—

	$13,657,800	$(13,657,800)	$—

(a)

Cash collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above. Cash collateral has been received in connection with securities lending agreements as follows:

LifePath Index 2025 Master Portfolio	LifePath Index 2030 Master Portfolio	LifePath Index 2040 Master Portfolio	LifePath Index 2045 Master Portfolio	LifePath Index 2050 Master Portfolio
$100,617,450	$55,377,850	$27,560,265	$7,144,960	$13,910,000

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the LifePath Index Master Portfolios benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each LifePath Index Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the LifePath Index Master Portfolios, entered into an Investment Advisory Agreement with BFA, the LifePath Index Master Portfolios’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each LifePath Index Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each LifePath Index Master Portfolio.

For such services, each LifePath Index Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.05% of the average daily value of each LifePath Index Master Portfolio’s net assets.

Administration: MIP, on behalf of the LifePath Index Master Portfolios, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities).

BAL is not entitled to compensation for providing administrative services to the LifePath Index Master Portfolios, for so long as BAL is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the LifePath Index Master Portfolios, or BAL (or an affiliate) receives investment advisory fees from the LifePath Index Master Portfolios.

Expense Limitations and Waivers: With respect to each LifePath Index Master Portfolio, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each LifePath Index Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each LifePath Index Master Portfolio’s investments in other affiliated investment companies, if any. For the year ended December 31, 2018, the amounts waived were as follows:

Amounts Waived
LifePath Index Retirement Master Portfolio	$1,738
LifePath Index 2020 Master Portfolio	3,504
LifePath Index 2025 Master Portfolio	4,928
LifePath Index 2030 Master Portfolio	6,943
LifePath Index 2035 Master Portfolio	4,875
LifePath Index 2040 Master Portfolio	5,703
LifePath Index 2045 Master Portfolio	3,767
LifePath Index 2050 Master Portfolio	1,358
LifePath Index 2055 Master Portfolio	1,808
LifePath Index 2060 Master Portfolio	397

Securities Lending: The SEC has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the LifePath Index Master Portfolios, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The LifePath Index

128	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Master Portfolios are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the LifePath Index Master Portfolios bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each LifePath Index Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each LifePath Index Master Portfolio retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, each LifePath Index Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each LifePath Index Master Portfolio is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended December 31, 2018, each LifePath Index Master Portfolio paid BTC the following amounts in total for securities lending agent services and collateral investment fees:

Amounts
LifePath Index Retirement Master Portfolio	$3,685
LifePath Index 2020 Master Portfolio	6,124
LifePath Index 2025 Master Portfolio	17,741
LifePath Index 2030 Master Portfolio	16,229
LifePath Index 2035 Master Portfolio	5,548
LifePath Index 2040 Master Portfolio	14,311
LifePath Index 2045 Master Portfolio	4,184
LifePath Index 2050 Master Portfolio	785
LifePath Index 2055 Master Portfolio	5,297
LifePath Index 2060 Master Portfolio	494

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each LifePath Index Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each LifePath Index Master Portfolio’s investment policies and restrictions. Each LifePath Index Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2018, the LifePath Index Master Portfolios did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP are trustees and/or officers of BlackRock or its affiliates.

Other Transactions: Each LifePath Index Master Portfolio may invest its positive cash balances in certain money market funds managed by the Manager or an affiliate. The income earned on these temporary cash investments is shown as income-affiliated in the Statements of Operations.

The LifePath Index Master Porfolios may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2018, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
LifePath Index Retirement Master Portfolio	$295,023	$—	$—
LifePath Index 2025 Master Portfolio	288,088	—	—
LifePath Index 2055 Master Portfolio	—	583,048	(138,732)

NOTES TO FINANCIAL STATEMENTS	129

Notes to Financial Statements  (continued)

6.	PURCHASES AND SALES

For the year ended December 31, 2018, purchases and sales of investments in the Underlying Funds and Underlying Master Portfolios excluding short-term securities, were as follows:

	LifePath Index Retirement Master Portfolio	LifePath Index 2020 Master Portfolio	LifePath Index 2025 Master Portfolio	LifePath Index 2030 Master Portfolio	LifePath Index 2035 Master Portfolio
Purchases	$1,171,994,616	$2,054,261,168	$992,689,454	$2,649,879,893	$937,197,212
Sales	360,695,374	561,555,301	320,402,923	566,367,808	262,053,099

	LifePath Index 2040 Master Portfolio	LifePath Index 2045 Master Portfolio	LifePath Index 2050 Master Portfolio	LifePath Index 2055 Master Portfolio	LifePath Index 2060 Master Portfolio
Purchases	$1,969,064,776	$710,660,460	$854,478,776	$382,638,562	$112,926,481
Sales	344,797,587	142,780,828	166,127,449	59,581,190	15,493,038

7.	INCOME TAX INFORMATION

Each LifePath Index Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the LifePath Index Master Portfolios is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the LifePath Index Master Portfolios. Therefore, no U.S. federal income tax provision is required. It is intended that the LifePath Index Master Portfolios’ assets will be managed so an investor in each LifePath Index Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each LifePath Index Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each LifePath Index Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018, except for LifePath Index 2060 Master Portfolio, which remains open for the years ended December 31, 2018, December 31, 2017 and the period ended December 31, 2016. The statutes of limitations on each LifePath Index Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the LifePath Index Master Portfolios as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the LifePath Index Master Portfolios’ financial statements.

As of December 31, 2018, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

	LifePath Index Retirement Master Portfolio	LifePath Index 2020 Master Portfolio	LifePath Index 2025 Master Portfolio	LifePath Index 2030 Master Portfolio	LifePath Index 2035 Master Portfolio
Tax cost	$2,404,583,001	$4,499,976,235	$3,185,571,949	$6,012,294,415	$2,644,582,973

Gross unrealized appreciation	$100,812,210	$62,389,079	$80,399,911	$254,604,124	$98,025,458
Gross unrealized depreciation	(205,352,591)	(232,404,094)	(167,301,030)	(479,393,011)	(151,976,042)

Net unrealized appreciation (depreciation)	$(104,540,381)	$(170,015,015)	$(86,901,119)	$(224,788,887)	$(53,950,584)

	LifePath Index 2040 Master Portfolio	LifePath Index 2045 Master Portfolio	LifePath Index 2050 Master Portfolio	LifePath Index 2055 Master Portfolio	LifePath Index 2060 Master Portfolio
Tax cost	$4,592,899,495	$1,832,625,405	$2,048,890,197	$846,497,213	$162,825,625

Gross unrealized appreciation	$173,855,902	$64,432,520	$87,074,643	$34,582,666	$3,806,802
Gross unrealized depreciation	(349,092,340)	(103,503,971)	(153,648,340)	(58,676,355)	(8,840,274)

Net unrealized appreciation (depreciation)	$(175,236,438)	$(39,071,451)	$(66,573,697)	$(24,093,689)	$(5,033,472)

8.	BANK BORROWINGS

MIP, on behalf of the LifePath Index Master Portfolios, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the LifePath Index Master Portfolios may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the LifePath Index Master Portfolios, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2018, the LifePath Index Master Portfolios did not borrow under the credit agreement.

130	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

9.	PRINCIPAL RISKS

In the normal course of business, certain LifePath Index Master Portfolios invest in securities or other instruments and may enter into certain transactions, and such activities subject each LifePath Index Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each LifePath Index Master Portfolio’s prospectus provides details of the risks to which each LifePath Index Master Portfolio is subject.

The LifePath Index Master Portfolios may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Counterparty Credit Risk: The LifePath Index Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The LifePath Index Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the LifePath Index Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the LifePath Index Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the LifePath Index Master Portfolios.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the LifePath Index Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	131

Report of Independent Registered Public Accounting Firm	Master Investment Portfolio

To the Board of Trustees of Master Investment Portfolio and the Investors of LifePath® Index Retirement Master Portfolio, LifePath® Index 2020 Master Portfolio, LifePath® Index 2025 Master Portfolio, LifePath® Index 2030 Master Portfolio, LifePath® Index 2035 Master Portfolio, LifePath® Index 2040 Master Portfolio, LifePath® Index 2045 Master Portfolio, LifePath® Index 2050 Master Portfolio, LifePath® Index 2055 Master Portfolio and LifePath® Index 2060 Master Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of LifePath® Index Retirement Master Portfolio, LifePath® Index 2020 Master Portfolio, LifePath® Index 2025 Master Portfolio, LifePath® Index 2030 Master Portfolio, LifePath® Index 2035 Master Portfolio, LifePath® Index 2040 Master Portfolio, LifePath® Index 2045 Master Portfolio, LifePath® Index 2050 Master Portfolio, LifePath® Index 2055 Master Portfolio and LifePath® Index 2060 Master Portfolio (ten of the series constituting Master Investment Portfolio, hereafter collectively referred to as the “Master Portfolios”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Master Portfolios as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Master Portfolios’ management. Our responsibility is to express an opinion on the Master Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Master Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, administrator of the Master Portfolios, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

132	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Rodney D. Johnson 1941	Chair of the Board (d) and Trustee (Since 2009)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	24 RICs consisting of 138 Portfolios	None
Mark Stalnecker 1951	Chair Elect of the Board (Since 2018) (d) Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	24 RICs consisting of 138 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	24 RICs consisting of 138 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	24 RICs consisting of 138 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	24 RICs consisting of 138 Portfolios	None
Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	24 RICs consisting of 138 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	24 RICs consisting of 138 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee (Since 2009)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	24 RICs consisting of 138 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	133

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	24 RICs consisting of 138 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	24 RICs consisting of 138 Portfolios	None
Frederick W. Winter 1945	Trustee (Since 2009)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	24 RICs consisting of 138 Portfolios	None

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	127 RICs consisting of 304 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 304 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has approved extending the mandatory retirement age for Rodney D. Johnson until December 31, 2018.

(c) In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, certain Independent Trustees were elected to the Board. As a result, although the chart shows certain Independent Trustees as joining the Board in 2009, those Independent Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(d) Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

134	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2009)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock , Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about the Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

At a special meeting of shareholders held on November 21, 2018, each LifePath Index Fund’s shareholders and each LifePath Index Master Portfolio’s interestholders elected Trustees who took office on January 1, 2019. The newly elected Trustees include ten former Trustees and five individuals who served as directors/trustees of the funds in the BlackRock Equity-Bond Complex. Information regarding the individuals who began serving as Trustees effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust/MIP

400 Howard Street

San Francisco, CA 94105

TRUSTEE AND OFFICER INFORMATION	135

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of each Trust. The newly elected Trustees took office effective January 1, 2019.

Shareholders approved the Trustees* of BlackRock Funds III with voting results as follows:

	Votes For	Votes Withheld
Bruce R. Bond	74,530,043,622	332,513,579
Susan J. Carter	74,632,807,465	229,749,735
Collette Chilton	74,606,070,125	256,487,076
Neil A. Cotty	74,519,888,492	342,668,709
Robert Fairbairn	74,487,805,275	374,751,925
Lena G. Goldberg	74,560,684,153	301,873,047
Robert M. Hernandez	74,552,443,194	310,114,006
Henry R. Keizer	74,581,539,095	281,018,105
Cynthia A. Montgomery	74,593,918,281	268,638,919
Donald C. Opatrny	74,537,022,996	325,534,205
John M. Perlowski	74,513,534,069	349,023,132
Joseph P. Platt	74,562,906,468	299,650,732
Mark Stalnecker	74,563,261,799	299,295,401
Kenneth L. Urish	74,524,944,737	337,612,464
Claire A. Walton	74,595,571,180	266,986,021

The above Trustees, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as directors/trustees for other BlackRock-advised equity, multi-asset, index and money market funds.

Shareholders approved the Trustees* of Master Investment Portfolio with voting results as follows:

	Votes For	Votes Withheld	Votes Abstained
Bruce R. Bond	114,235,868,542	568,012,891	641,786,714
Susan J. Carter	114,644,969,512	314,986,585	485,712,049
Collette Chilton	114,535,742,702	412,456,983	497,468,461
Neil A. Cotty	114,294,090,740	648,797,018	502,780,388
Robert Fairbairn	114,073,048,324	869,686,392	502,933,430
Lena G. Goldberg	114,462,170,860	487,956,046	495,541,240
Robert M. Hernandez	114,478,389,572	461,883,856	505,394,718
Henry R. Keizer	114,350,013,418	592,432,169	503,222,560
Cynthia A. Montgomery	114,570,515,635	380,167,878	494,984,633
Donald C. Opatrny	114,233,094,017	712,297,050	500,277,079
John M. Perlowski	114,154,454,706	787,250,166	503,963,275
Joseph P. Platt	114,347,337,899	591,983,810	506,346,437
Mark Stalnecker	114,353,522,475	588,157,237	503,988,435
Kenneth L. Urish	114,294,097,454	648,416,164	503,154,528
Claire A. Walton	114,578,394,936	379,651,521	487,621,690

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as directors/trustees for other BlackRock-advised equity, multi-asset, index and money market funds.

136	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

General Information

Householding

The LifePath Index Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the LifePath Index Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The LifePath Index Funds/LifePath Index Master Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The LifePath Index Funds’/LifePath Index Master Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The LifePath Index Funds’/ LifePath Index Master Portfolios’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the LifePath Index Funds/LifePath Index Master Portfolios use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the LifePath Index Funds/LifePath Index Master Portfolios voted proxies relating to securities held in the LifePath Index Funds’/LifePath Index Master Portfolios’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	137

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

138	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a LifePath Index Fund unless preceded or accompanied by the LifePath Index Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

LPindex-12/18-AR

DECEMBER 31, 2018

ANNUAL REPORT

BlackRock Funds III

➢	iShares MSCI Total International Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call 1-800-441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended December 31, 2018, concerns about a variety of political risks and a modest slowdown in global growth worked against the equity market despite solid corporate earnings, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy for most of the reporting period, risk-taking declined sharply later in the reporting period. As a result, bonds held their value better than stocks, which posted negative returns across the globe. Shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased. This led to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession. However, given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds posted flat returns, and high-yield bonds declined slightly. Recent sell-offs in risk assets have flattened asset returns along the risk spectrum somewhat, which bears further scrutiny in the months ahead.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. By our estimation, the Fed’s neutral interest rate, or the theoretical rate that is neither stimulative nor restrictive to the economy, is approximately 3.0%. With that perspective, the Fed’s current policy is still mildly stimulative to the U.S. economy, which leaves room for further Fed rate hikes to arrive at monetary policy that is a neutral factor for economic growth.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. This was accompanied by a broad based risk-off in December — which was the worst December performance on record since 1931. Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low.

Economic growth and global earnings are likely to slow somewhat in 2019 — the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. Trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. Going into 2019, we also favor short-term bonds over long-term bonds because they offer nearly equivalent yields with far lower volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(6.85)%	(4.38)%
U.S. small cap equities (Russell 2000® Index)	(17.35)	(11.01)
International equities (MSCI Europe, Australasia, Far East Index)	(11.35)	(13.79)
Emerging market equities (MSCI Emerging Markets Index)	(8.48)	(14.57)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.06	1.87
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	2.72	(0.03)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.65	0.01
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.38	1.36
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.24)	(2.08)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2018	iShares MSCI Total International Index Fund

Investment Objective

iShares MSCI Total International Index Fund’s (the “Fund”) investment objective is to match the performance of the MSCI All Country World ex USA Index (the “MSCI ACWI ex USA Index”) in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2018, the Fund’s Institutional Shares returned (13.94)%, Investor A Shares returned (14.19)% and Class K Shares returned (13.91)%. The benchmark MSCI ACWI ex USA Index returned (14.20)% for the same period.

The Fund invests all of its assets in Total International ex U.S. Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

In the first quarter of 2018, European equity markets fell in-line with the broader market amid increased market volatility and trade protectionism worries. Rising gilt yields diminished the attractiveness of defensive sectors, while ongoing political uncertainty weighed on broader market sentiment. Separately, sovereign bonds in the region sold-off. The benchmark 10-year German bund yield increased 0.07% while the same tenor of gilts increased 0.16%. On the economic front, GDP growth stabilized while the Purchasing Managers Index was slightly weaker. Still, consumer confidence indicators remained relatively elevated by historical standards as the unemployment rate continued its downward trajectory across the region.

In Asia-Pacific, during the first quarter the Japanese yen rallied over 6% against the U.S. dollar amid a flurry of safe haven bids, and the Bank of Japan announced a slight reduction in long-end bond purchasing. Internationally, U.S. protectionism weighed on Japanese sentiment, as fears of a slowdown in global trade weighed heavily on export sensitive names. Domestically, the Moritomo Gakuen land sale controversy resurfaced, pushing Prime Minister Abe’s approval rating to all-time lows.

Throughout the second quarter of 2018, the uncertainty stemming from U.S. trade protectionism weighed on developed market equity markets. The fluid headlines regarding the acrimonious G7 summit in Quebec, the U.S. imposition of steel and aluminum imports, and the U.S. withdrawal from the Iranian nuclear deal all increased trade war fears. Elsewhere, European fragmentation remained an important risk factor throughout the second quarter. Additionally, a stronger U.S. dollar — attributed to increased trade tensions, interest rate differentials, and favorable U.S. growth conditions — also weighed on unhedged developed market equity returns in the quarter.

From a sector standpoint, energy shares outperformed, as Brent crude remained in a high trading range throughout the second quarter. Commodities rallied approximately 13% in the quarter, as the U.S. announcement of their departure from the Iran nuclear deal and re-imposition of Iranian sanctions provided an upside surprise. Separately, shares of companies in the financial sector underperformed amid subdued European rates, uncertainty stemming from anti-eurozone populism, and regulatory concerns weighed on sentiment.

In the third quarter of 2018, risk sentiment was elevated, as steady corporate earnings and economic growth supported developed markets generally in the face of rising U.S. protectionism. In Japan, equities rallied, as a 2.5% depreciation in the yen helped export names. Continued Brexit uncertainty weighed on the market, influencing a 1.5% decline in the sterling. Italy also weighed on the market, as a rift between the populist government and the European Union regarding the country’s budget plans was a source of investor concern.

By the fourth quarter of 2018, developed markets faced considerable headwinds from tightening global financial conditions, slowing growth, and heightened macroeconomic uncertainty throughout the year. Slowing economic activity, broad-market risk-off behavior, and political uncertainty marred the western European region.

In Asia-Pacific, a roughly 3.5% jump in the Japanese yen against the U.S. dollar weighed on the export-orientated equity market broadly. Elsewhere, Australian equities fell as the slowdown in China weighed on the country’s domestic growth prospects.

Describe recent portfolio activity.

During the 12-month period, as changes were made to the composition of the MSCI ACWI ex-USA Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	iShares MSCI Total International Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming transaction costs and other operating expenses, including administration fees, if any.
(c)

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio will be substantially invested in equity securities in the MSCI ACWI ex USA Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI ACWI ex USA Index.

(d)	The index is a free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

Performance Summary for the Period Ended December 31, 2018

	6-Month Total Returns	Average Annual Total Returns (e)
		1 Year	5 Years	Since Inception (f)
Institutional	(10.69)%	(13.94)%	0.52%	1.49%
Investor A	(10.83)	(14.19)	0.25	1.23
Class K	(10.68)	(13.91)	0.55	1.82
MSCI ACWI ex USA Index	(10.84)	(14.20)	0.68	1.97

(e)	See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.
(f)	The Fund commenced operations on June 30, 2011.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$893.10	$0.76	$1,000.00	$1,024.40	$0.82	0.16%
Investor A	1,000.00	891.70	1.95	1,000.00	1,023.14	2.09	0.41
Class K	1,000.00	893.20	0.52	1,000.00	1,024.65	0.56	0.11

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

FUND SUMMARY	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 4 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2018 and held through December 31, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2018

iShares MSCI Total International Index Fund

ASSETS
Investments at value — Master Portfolio	$731,064,264
Receivables:
Capital shares sold	5,430,073
From the Administrator/Manager	14,229
Prepaid expenses	23,837

Total assets	736,532,403

LIABILITIES
Bank overdraft	11,659
Payables:
Contributions to the Master	3,788,831
Capital shares redeemed	1,641,242
Service fees	58,272
Professional fees	15,748
Administration fees	9,707
Board realignment and consolidation	5,406
Recoupment of past waived fees	1,582
Directors’ and Officer’s fees	124
Other accrued expenses	63,604

Total liabilities	5,596,175

NET ASSETS	$730,936,228

NET ASSETS CONSIST OF
Paid-in capital	$756,742,180
Accumulated loss	(25,805,952)

NET ASSETS	$730,936,228

Institutional— Based on net assets of $159,350,750 and 19,991,665 shares outstanding, unlimited shares authorized, no par value	$7.97

Investor A — Based on net assets of $272,065,909 and 34,223,574 shares outstanding, unlimited shares authorized, no par value	$7.95

Class K — Based on net assets of $299,519,569 and 36,483,718 shares outstanding, unlimited shares authorized, no par value	$8.21

See notes to financial statements.

FINANCIAL STATEMENTS	7

Statement of Operations

Year Ended December 31, 2018

iShares MSCI Total International Index Fund

INVESTMENT INCOME
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$24,778,332
Dividends — affiliated	44,469
Securities lending income — affiliated — net	221,978
Foreign taxes withheld	(3,186,038)
Expenses	(588,747)
Fees waived	1,764

Total investment income	21,271,758

FUND EXPENSES
Service and distribution — class specific	725,473
Transfer agent — class specific	241,722
Administration	73,661
Recoupment of past fees waived and/or reimbursed	5,853
Recoupment of past fees waived and/or reimbursed — class specific	902
Printing	18,947
Accounting services	2,475
Registration	96,786
Professional	58,027
Board realignment and consolidation	5,406
Officer	281
Miscellaneous	9,223

Total expenses	1,238,756
Less:
Fees waived and/or reimbursed by the Administrator/Manager	(52,670)
Transfer agent fees waived and/or reimbursed — class specific	(15,982)

Total expenses after fees waived and/or reimbursed	1,170,104

Net investment income	20,101,654

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain (loss) from:
Investments — unaffiliated (including $8,351 foreign capital gain tax)	(7,181,157)
Futures contracts	(967,813)
Foreign currency transactions	(47,089)

(8,196,059)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated (including $45,332 foreign capital gain tax)	(126,435,988)
Futures contracts	(158,502)
Foreign currency translations	(223,174)

(126,817,664)

Net realized and unrealized loss	(135,013,723)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(114,912,069)

See notes to financial statements.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares MSCI Total International Index Fund

	Year Ended December 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$20,101,654	$14,157,478
Net realized loss	(8,196,059)	(1,595,651)
Net change in unrealized appreciation (depreciation)	(126,817,664)	115,098,489

Net increase (decrease) in net assets resulting from operations	(114,912,069)	127,660,316

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
From net investment income and net realized gain:
Institutional	(4,324,279)	(1,882,290)
Investor A	(7,142,713)	(7,229,628)
Class K	(7,792,686)	(6,632,910)
From return of capital:
Institutional	(355,156)	—
Investor A	(586,636)	—
Class K	(640,019)	—

Decrease in net assets resulting from distributions to shareholders	(20,841,489)	(15,744,828)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	241,322,260	86,220,398

NET ASSETS(b)
Total increase in net assets	105,568,702	198,135,886
Beginning of year	625,367,526	427,231,640

End of year	$730,936,228	$625,367,526

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and distributions in excess of net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 7 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	9

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Total International Index Fund

	Institutional

	Year Ended December 31,
	2018		2017		2016	2015	2014

Net asset value, beginning of year	$9.54		$7.70		$7.65	$8.43	$10.06

Net investment income(a)	0.26		0.24		0.21	0.21	0.30
Net realized and unrealized gain (loss)	(1.56)		1.86		0.12	(0.69)	(0.75)

Net increase (decrease) from investment operations	(1.30)		2.10		0.33	(0.48)	(0.45)

Distributions(b)
From net investment income	(0.25)		(0.26)		(0.21)	(0.17)	(0.29)
From net realized gain	—		(0.00	)(c)	(0.07)	(0.13)	(0.89)
From return of capital	(0.02)		—		—	—	—

Total distributions	(0.27)		(0.26)		(0.28)	(0.30)	(1.18)

Net asset value, end of year	$7.97		$9.54		$7.70	$7.65	$8.43

Total Return(d)
Based on net asset value	(13.94)%		27.57%		4.31%	(5.89)%	(4.78)%

Ratios to Average Net Assets(e)(f)
Total expenses	0.17	%(h)	0.16%		0.19%	0.45%	0.83	%(g)

Total expenses after fees waived and paid indirectly	0.16%		0.16%		0.16%	0.17%	0.21	%(g)

Net investment income	2.83%		2.69%		2.74%	2.49%	3.00	%(g)

Supplemental Data
Net assets, end of year (000)	$159,351		$73,405		$76,001	$40,716	$17,380

Portfolio turnover rate of the Master Portfolio	40%		57%		15%	6%	49%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.00%	0.00%	0.00%	0.00%	0.03%

(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Total International Index Fund (continued)

	Investor A

	Year Ended December 31,
	2018		2017		2016	2015	2014

Net asset value, beginning of year	$9.52		$7.68		$7.63	$8.41	$10.06

Net investment income(a)	0.23		0.22		0.19	0.13	0.22
Net realized and unrealized gain (loss)	(1.56)		1.86		0.12	(0.62)	(0.71)

Net increase (decrease) from investment operations	(1.33)		2.08		0.31	(0.49)	(0.49)

Distributions(b)
From net investment income	(0.22)		(0.24)		(0.19)	(0.16)	(0.27)
From net realized gain	—		(0.00	)(c)	(0.07)	(0.13)	(0.89)
From return of capital	(0.02)		—		—	—	—

Total distributions	(0.24)		(0.24)		(0.26)	(0.29)	(1.16)

Net asset value, end of year	$7.95		$9.52		$7.68	$7.63	$8.41

Total Return(d)
Based on net asset value	(14.19)%		27.32%		4.07%	(6.05)%	(5.19)%

Ratios to Average Net Assets(e)(f)
Total expenses	0.42	%(h)	0.41%		0.46%	0.43%	1.30	%(g)

Total expenses after fees waived and paid indirectly	0.41%		0.41%		0.41%	0.38%	0.46	%(g)

Net investment income	2.55%		2.47%		2.48%	1.63%	2.28	%(g)

Supplemental Data
Net assets, end of year (000)	$272,066		$288,431		$247,732	$144,177	$372

Portfolio turnover rate of the Master Portfolio	40%		57%		15%	6%	49%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.00%	0.00%	0.00%	0.00%	0.03%

(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	11

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Total International Index Fund (continued)

	Class K

	Year Ended December 31,
	2018		2017		2016	2015	2014

Net asset value, beginning of year	$9.82		$7.92		$7.86	$8.65	$10.30

Net investment income(a)	0.27		0.25		0.21	0.23	0.19
Net realized and unrealized gain (loss)	(1.61)		1.91		0.13	(0.71)	(0.65)

Net increase (decrease) from investment operations	(1.34)		2.16		0.34	(0.48)	(0.46)

Distributions(b)
From net investment income	(0.25)		(0.26)		(0.21)	(0.18)	(0.30)
From net realized gain	—		(0.00	)(c)	(0.07)	(0.13)	(0.89)
From return of capital	(0.02)		—		—	—	—

Total distributions	(0.27)		(0.26)		(0.28)	(0.31)	(1.19)

Net asset value, end of year	$8.21		$9.82		$7.92	$7.86	$8.65

Total Return(d)
Based on net asset value	(13.91)%		27.62%		4.37%	(5.83)%	(4.84)%

Ratios to Average Net Assets(e)(f)
Total expenses	0.12	%(h)	0.11%		0.14%	0.46%	0.81	%(g)

Total expenses after fees waived and paid indirectly	0.11%		0.11%		0.11%	0.13%	0.15	%(g)

Net investment income	2.85%		2.75%		2.68%	2.71%	2.02	%(g)

Supplemental Data
Net assets, end of year (000)	$299,520		$263,532		$103,498	$7,297	$6,267

Portfolio turnover rate of the Master Portfolio	40%		57%		15%	6%	49%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.00%	0.00%	0.00%	0.00%	0.03%

(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. iShares MSCI Total International Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund seeks to achieve its investment objective by investing all of its assets in Total International ex U.S. Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), an affiliate of the Trust, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At December 31, 2018, the percentage of the Master Portfolio owned by the Fund was 96.20%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A Shares bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. The Board of Trustees of the Trust and Board of Directors of MIP are referred to throughout this report as the “Board of Trustees” or the “Board” and the members are referred to as “Trustees.”

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class K Shares	No	No	None
Investor A Shares	No	No	None

The Fund, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.01% of the average daily net assets of the Fund. The Fund does not pay an investment advisory fee or investment management fee.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.25% based upon the average daily net assets of Investor A Shares.

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements  (continued)

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2018, the class specific service and distribution fees borne directly by Investor A Shares was $725,473.

Transfer Agent: The Administrator maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended December 31, 2018, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Class K	Total
$249	$1,554	$945	$2,748

For the year ended December 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Class K	Total
$78,101	$154,995	$8,626	$241,722

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to the Fund, the Administrator contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Class K
0.16%	0.41%	0.11%

The Administrator has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2019, unless approved by the Board, including a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2018, the Administrator waived and/or reimbursed $47,264 which is included in fees waived and/or reimbursed by the Administrator/Manager in the Statement of Operations.

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed – class specific, in the Statement of Operations. For the year ended December 31, 2018, class specific expense waivers and/or reimbursements are as follows:

Transfer agent fees waived and/or reimbursed

Institutional	Investor A	Class K	Total
1,678	7,700	6,604	15,982

The Fund has begun to incur expenses in connection with a proposed realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. BlackRock Fund Advisors (“Manager”) has voluntarily agreed to reimburse the Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statement of Operations. For the year ended December 31, 2018, the amount reimbursed for the Fund was $5,406.

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Administrator, are less than the current expense limitation for that share class, the Administrator is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) BAL or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to any voluntary waivers that may be in effect from time to time.

For the year ended December 31, 2018, the Administrator recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Fund:

Fund level	$5,853
Institutional	673
Investor A	166
Class K	63

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

On December 31, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2019	2020
Fund Level	$12,501	$47,264
Institutional	—	1,678
Investor A	4,023	7,700
Class K	1,344	6,604

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Administrator, expired on December 31, 2018:

Fund Level	$64,219
Institutional	—
Investor A	21,198
Class K	—

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2018, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	12/31/18	12/31/17
Ordinary income	$19,259,678	$15,744,828
Return of capital	1,581,811	—

	$20,841,489	$15,744,828

As of period end, the tax components of accumulated loss were as follows:

Capital loss carryforwards	$(9,508,015)
Qualified late-year losses(a)	(412,715)
Net unrealized losses(b)	(15,885,222)

$(25,805,952)

(a)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.
(b)	The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the timing and recognition of partnership income.

As of December 31, 2018, the Fund had non-expiring capital loss carryforwards available to offset future realized capital gains of $9,508,015.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (continued)

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/18		Year Ended 12/31/17
	Shares	Amount	Shares	Amount
Institutional
Shares sold	14,775,372	$139,725,049	5,118,654	$45,807,256
Shares issued in reinvestment of distributions	526,753	4,679,435	212,049	1,882,290
Shares redeemed	(3,001,136)	(26,888,330)	(7,506,340)	(63,896,434)

Net increase (decrease)	12,300,989	$117,516,154	(2,175,637)	$(16,206,888)

Investor A
Shares sold	10,003,964	$90,378,609	21,267,282	$188,387,590
Shares issued in reinvestment of distributions	871,034	7,729,271	817,484	7,229,567
Shares redeemed	(6,951,395)	(63,361,367)	(24,025,404)	(211,729,585)

Net increase (decrease)	3,923,603	$34,746,513	(1,940,638)	$(16,112,428)

Class K
Shares sold	20,658,870	$190,435,209	25,752,786	$228,037,341
Shares issued in reinvestment of distributions	921,785	8,430,275	722,653	6,632,911
Shares redeemed	(11,927,432)	(109,805,891)	(12,709,806)	(116,130,538)

Net increase	9,653,223	$89,059,593	13,765,633	$118,539,714

Total Net Increase	25,877,815	$241,322,260	9,649,358	$86,220,398

7.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statements of Changes in Net Assets and Notes to Financial Statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended December 31, 2017, were classified as follows:

	Share Class	Net Investment Income	Net Realized Gain
iShares MSCI Total International Index Fund	Institutional	$1,868,415	$13,875
	Investor A	7,168,995	60,633
	Class K	6,583,878	49,032

Distributions in excess of net investment income as of December 31, 2017 is $1,794,004.

8.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in financial statements.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm	iShares MSCI Total International Index Fund

To the Board of Trustees of BlackRock Funds III and the Shareholders of

iShares MSCI Total International Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of iShares MSCI Total International Index Fund (one of the series constituting BlackRock Funds III, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the administrator of the Master Portfolio. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

Important Tax Information  (unaudited)

During the fiscal year ended December 31, 2018, the following information is provided with respect to the ordinary income distributions paid by the Trust(s):

	Payable Dates	12/7/2018
Qualified Dividend Income for Individuals(a)	Quarterly	94.93%
Foreign Source Income(b)	Quarterly	100%
Foreign Taxes Paid Per Share(c)	03/28/18	$0.007297
	06/28/18	0.014480
	09/27/18	0.008375
	12/17/18	0.007170

(a)	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
(b)	Expressed as a percentage of distributions grossed-up for foreign taxes.
(c)

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM / IMPORTANT TAX INFORMATION	17

Master Portfolio Information as of December 31, 2018	Total International ex U.S. Index Master Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Nestle SA	1%
Tencent Holdings Ltd.	1
Novartis AG, Registered Shares	1
Alibaba Group Holding Ltd. — ADR	1
Taiwan Semiconductor Manufacturing Co. Ltd.	1
Roche Holding AG	1
Samsung Electronics Co. Ltd.	1
HSBC Holdings PLC	1
Royal Dutch Shell PLC, Class A	1
Toyota Motor Corp.	1

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
Japan	16%
United Kingdom	10
France	7
China	7
Canada	6
Switzerland	6
Germany	6
Australia	5
Netherlands	4
South Korea	4
Hong Kong	3
Taiwan	3
India	2
Spain	2
Brazil	2
Sweden	2
South Africa	2
Italy	1
Denmark	1
Other(a)	10
Short Term Securities	4
Liabilities in Excess of Other Assets	(3)

(a)

Others include Austria, Belgium, Chile, Colombia, Czech Republic, Finland, Greece, Hungary, Indonesia, Ireland, Isle of Man, Israel, Luxembourg, Malaysia, Mexico, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Qatar, Romania, Russia, Singapore, Thailand, Turkey, United Arab Emirates, United States

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2018	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 97.5%

Australia — 4.7%
AGL Energy Ltd.	29,297	$425,457
Alumina Ltd.	105,749	171,293
Amcor Ltd.(a)	48,302	451,018
AMP Ltd.	123,510	213,211
APA Group(b)	54,780	328,140
Aristocrat Leisure Ltd.	22,756	350,301
ASX Ltd.	6,147	259,740
Aurizon Holdings Ltd.	84,172	253,947
AusNet Services	88,260	96,726
Australia & New Zealand Banking Group Ltd.	113,367	1,958,831
Bank of Queensland Ltd.(a)	5,125	35,030
Bendigo & Adelaide Bank Ltd.	16,974	128,967
BHP Group Ltd.	121,285	2,931,584
BHP Group PLC	86,955	1,837,447
BlueScope Steel Ltd.	18,279	141,006
Boral Ltd.	49,450	172,087
Brambles Ltd.	67,987	486,423
Caltex Australia Ltd.	10,823	194,179
Challenger Ltd.	20,006	133,753
CIMIC Group Ltd.	2,962	90,578
Coca-Cola Amatil Ltd.	17,933	103,430
Cochlear Ltd.	2,486	304,606
Coles Group Ltd.(c)	47,202	390,317
Commonwealth Bank of Australia	72,198	3,682,652
Computershare Ltd.	21,967	266,224
Crown Resorts Ltd.	8,556	71,505
CSL Ltd.	18,811	2,457,053
Dexus	40,218	301,016
Domino’s Pizza Enterprises Ltd.(a)	3,497	100,179
Flight Centre Travel Group Ltd.	1,384	41,854
Fortescue Metals Group Ltd.	62,711	184,921
Goodman Group	70,015	524,473
GPT Group	85,677	322,406
Harvey Norman Holdings Ltd.(a)	16,035	35,692
Incitec Pivot Ltd.	66,272	153,190
Insurance Australia Group Ltd.	100,853	497,428
Lend Lease Group(b)	23,245	190,428
Macquarie Group Ltd.	12,983	994,445
Medibank Pvt Ltd.	111,137	201,201
Mirvac Group	177,414	280,194
National Australia Bank Ltd.(a)	113,021	1,917,891
Newcrest Mining Ltd.	33,676	517,569
Oil Search Ltd.	55,471	279,408
Orica Ltd.	17,936	218,003
Origin Energy Ltd.(c)	70,011	319,364
QBE Insurance Group Ltd.	52,381	372,984
Ramsay Health Care Ltd.	5,056	205,660
REA Group Ltd.	2,994	156,204
Santos Ltd.	76,322	294,345
Scentre Group	205,995	566,315
SEEK Ltd.	14,013	167,178
Sonic Healthcare Ltd.	11,936	186,203
South32 Ltd.	233,710	555,953
Stockland	120,177	298,134
Suncorp Group Ltd.	49,134	437,281
Sydney Airport(b)	56,475	267,795
Tabcorp Holdings Ltd.	86,499	261,506
Telstra Corp. Ltd.	169,713	340,590
TPG Telecom Ltd.	14,159	64,226
Transurban Group(b)	103,428	848,888
Treasury Wine Estates Ltd.	31,088	324,179
Vicinity Centres	131,462	240,888

Security	Shares	Value

Australia (continued)
Wesfarmers Ltd.	47,202	$1,072,366
Westpac Banking Corp.	141,003	2,491,507
Woodside Petroleum Ltd.	40,049	882,175
Woolworths Group Ltd.	50,636	1,050,393

		36,099,937

Austria — 0.2%
ANDRITZ AG	2,807	128,914
Erste Group Bank AG(c)	12,929	428,694
OMV AG	7,068	308,682
Raiffeisen Bank International AG	4,478	114,265
Verbund AG	2,859	122,398
voestalpine AG	5,074	151,329

		1,254,282

Belgium — 0.6%
Ageas	9,147	411,758
Anheuser-Busch InBev SA	30,282	1,994,947
Colruyt SA(a)	3,569	254,545
Groupe Bruxelles Lambert SA	2,279	198,598
KBC Group NV	9,812	631,293
Proximus SADP	7,301	197,556
Solvay SA	3,386	338,607
Telenet Group Holding NV	305	14,186
UCB SA	5,499	449,140
Umicore SA	9,298	371,037

		4,861,667

Brazil — 1.2%
Ambev SA	194,352	771,240
B3 SA — Brasil Bolsa Balcao	85,483	591,318
Banco Bradesco SA(c)	47,205	412,279
Banco do Brasil SA	40,649	487,589
Banco Santander Brasil SA	23,639	260,436
BB Seguridade Participacoes SA	15,068	107,263
BR Malls Participacoes SA	20,481	69,067
BRF SA(c)	17,262	97,673
CCR SA	52,990	153,129
Centrais Eletricas Brasileiras SA(c)	14,343	89,668
Cia de Saneamento Basico do Estado de Sao Paulo	13,793	112,102
Cielo SA	56,040	128,542
Companhia Siderurgica Nacional SA(c)	17,995	41,044
Cosan SA Industria e Comecio	1,800	15,540
Embraer SA	37,700	210,885
Engie Brasil Energia SA	5,750	48,988
Equatorial Energia SA	7,300	140,434
Fibria Celulose SA	10,300	179,650
Hypera SA	19,300	150,386
JBS SA	31,400	93,898
Klabin SA	20,177	82,671
Kroton Educacional SA	42,168	96,505
Localiza Rent a Car SA	20,769	159,421
Lojas Renner SA	20,669	226,115
M Dias Branco SA	4,500	49,694
Magazine Luiza SA	3,520	164,450
Multiplan Empreendimentos Imobiliarios SA	14,550	91,262
Natura Cosmeticos SA	8,200	95,207
Petroleo Brasileiro SA	129,354	847,731
Porto Seguro SA	4,400	59,204
Raia Drogasil SA	9,300	137,133
Rumo SA(c)	53,100	232,910
Sul America SA	10,107	74,582
Suzano Papel e Celulose SA	20,768	204,050
TIM Participacoes SA	41,040	125,479
Ultrapar Participacoes SA	12,044	165,320

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) December 31, 2018	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Brazil (continued)
Vale SA	137,006	$1,802,827
WEG SA	48,816	220,920

		8,996,612

Canada — 6.3%
Agnico Eagle Mines Ltd.	9,127	368,369
Alimentation Couche-Tard, Inc., Class B	19,519	970,946
AltaGas Ltd.	10,487	106,775
ARC Resources Ltd.	14,022	83,195
Atco Ltd. Class I	1,377	38,944
Aurora Cannabis, Inc.(a)(c)	25,710	127,684
Bank of Montreal	26,307	1,718,665
Bank of Nova Scotia(a)	47,921	2,388,679
Barrick Gold Corp.	48,819	659,049
BCE, Inc.	4,167	164,611
BlackBerry Ltd.(c)	22,301	158,616
Bombardier, Inc., Class B(c)	82,198	122,225
Brookfield Asset Management, Inc., Class A	34,869	1,336,322
CAE, Inc.	11,511	211,552
Cameco Corp.	18,780	212,946
Canadian Imperial Bank of Commerce	17,731	1,320,604
Canadian National Railway Co.	30,270	2,241,869
Canadian Natural Resources Ltd.	46,871	1,130,919
Canadian Pacific Railway Ltd.	5,454	967,753
Canadian Tire Corp. Ltd., Class A	3,022	315,969
Canadian Utilities Ltd., Class A	5,686	130,447
Canopy Growth Corp.(a)(c)	8,564	229,657
CCL Industries, Inc., Class B	6,846	251,033
Cenovus Energy, Inc.	48,424	340,515
CGI Group, Inc., Class A(c)	8,238	503,862
CI Financial Corp.	11,467	145,143
Constellation Software, Inc.	824	527,440
Dollarama, Inc.	12,664	301,201
Empire Co. Ltd., Class A	7,280	153,738
Enbridge, Inc.	75,558	2,347,213
Encana Corp.	42,395	244,706
Fairfax Financial Holdings Ltd.	1,310	576,680
Finning International, Inc.	7,357	128,257
First Capital Realty, Inc.	10,928	150,888
First Quantum Minerals Ltd.	29,878	241,615
Fortis, Inc.	17,967	598,944
Franco-Nevada Corp.	7,988	560,131
George Weston Ltd.	2,864	188,912
Gildan Activewear, Inc.	9,332	283,268
Goldcorp, Inc.	37,227	364,580
Great-West Lifeco, Inc.	9,793	202,144
H&R Real Estate Investment Trust	5,810	87,882
Husky Energy, Inc.	15,100	156,066
Hydro One Ltd.(d)	6,642	98,521
IGM Financial, Inc.	4,062	92,326
Imperial Oil Ltd.	11,421	289,373
Industrial Alliance Insurance & Financial Services, Inc.	6,144	196,084
Intact Financial Corp.	6,587	478,585
Inter Pipeline Ltd.	18,400	260,662
Keyera Corp.	8,699	164,460
Kinross Gold Corp.(c)	76,176	245,513
Loblaw Cos. Ltd.	7,367	329,767
Lundin Mining Corp.	21,717	89,719
Magna International, Inc.	13,924	632,047
Manulife Financial Corp.	79,211	1,123,877
Methanex Corp.	3,599	173,096
Metro, Inc.	9,348	324,154
National Bank of Canada(a)	12,958	532,007
Nutrien Ltd.(a)	25,526	1,198,892
Onex Corp.	4,171	227,156

Security	Shares	Value

Canada (continued)
Open Text Corp.	11,498	$374,788
Pembina Pipeline Corp.	21,201	629,104
Power Corp. of Canada	11,598	208,394
Power Financial Corp.	12,359	233,836
PrairieSky Royalty Ltd.	13,775	178,292
Restaurant Brands International, Inc.	10,021	523,511
RioCan Real Estate Investment Trust	4,172	72,732
Rogers Communications, Inc., Class B	14,191	727,221
Royal Bank of Canada	58,215	3,984,478
Saputo, Inc.	10,865	311,895
Seven Generations Energy Ltd., Class A(c)	12,030	98,165
Shaw Communications, Inc., Class B	17,093	309,382
Shopify, Inc., Class A(a)(c)	4,104	567,532
SNC-Lavalin Group, Inc.	6,877	231,315
The Stars Group, Inc.(c)	7,439	122,821
Sun Life Financial, Inc.	23,424	777,082
Suncor Energy, Inc.	66,518	1,857,846
Teck Resources Ltd., Class B	21,176	455,877
TELUS Corp.	7,313	242,392
Thomson Reuters Corp.	9,493	458,448
Toronto-Dominion Bank	73,074	3,632,290
Tourmaline Oil Corp.	10,430	129,726
TransCanada Corp.	36,897	1,317,557
Turquoise Hill Resources Ltd.(c)	39,981	65,893
Vermilion Energy, Inc.	5,389	113,527
West Fraser Timber Co. Ltd.	3,334	164,697
Wheaton Precious Metals Corp.	19,138	373,592
WSP Global, Inc.	4,270	183,505

		48,162,151

Chile — 0.3%
Aguas Andinas SA, Class A	76,400	42,022
Antofagasta PLC	18,127	181,297
Banco de Chile	872,115	124,622
Banco de Credito e Inversiones SA	821	53,335
Banco Santander Chile	1,921,256	143,098
Cencosud SA	73,021	132,195
Colbun SA	466,420	93,660
Companhia Cervecerias Unidas SA	4,404	56,577
Empresa Nacional de Telecomunicaciones SA	2,032	15,757
Empresas CMPC SA	65,894	209,465
Empresas COPEC SA	18,259	219,103
Enel Americas SA	1,321,730	233,322
Enersis Chile SA	1,771,049	170,904
Itau CorpBanca	2,375,874	22,181
Latam Airlines Group SA	13,848	138,364
SACI Falabella	22,701	166,483

		2,002,385

China — 7.0%
3SBio, Inc.(a)(d)	25,500	32,600
51job, Inc. — ADR(a)(c)	1,550	96,782
58.com, Inc. — ADR(a)(c)	4,858	263,352
AAC Technologies Holdings, Inc.	29,500	170,236
Agile Group Holdings Ltd.	76,000	89,658
Agricultural Bank of China Ltd., Class H	1,289,000	564,578
Air China Ltd., Class H	62,000	53,664
Alibaba Group Holding Ltd. — ADR(a)(c)	53,822	7,377,382
Aluminum Corp. of China Ltd., Class H(c)	164,000	52,481
Anhui Conch Cement Co. Ltd., Class H	60,500	292,564
ANTA Sports Products Ltd.	55,000	263,305
Autohome, Inc. — ADR(a)	2,357	184,388
AviChina Industry & Technology Co. Ltd., Class H	116,000	72,870
Baidu, Inc. — ADR(c)	11,484	1,821,362
Bank of Beijing Co. Ltd., Class A	100,100	81,850
Bank of China Ltd., Class H	3,050,000	1,314,862

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Bank of Communications Co. Ltd., Class H	470,700	$367,538
Bank of Shanghai Co. Ltd., Class A	6,700	10,931
Baozun, Inc., ADR(a)(c)	2,062	60,231
BeiGene Ltd., ADR(c)	1,512	212,073
Beijing Capital International Airport Co. Ltd., Class H	100,000	106,133
Brilliance China Automotive Holdings Ltd.	148,000	110,155
Byd Co. Ltd., Class H	30,000	192,162
CGN Power Co. Ltd., Class H(d)	546,000	129,636
China Cinda Asset Management Co. Ltd., Class H	360,000	87,254
China CITIC Bank Corp. Ltd., Class H	448,000	271,796
China Communications Construction Co. Ltd., Class H	239,000	225,337
China Communications Services Corp. Ltd., Class H	138,000	114,420
China Conch Venture Holdings Ltd.	92,500	275,420
China Construction Bank Corp., Class H	3,959,000	3,241,839
China Everbright Bank Co. Ltd., Class H	299,000	129,568
China Evergrande Group(a)	103,000	307,713
China Galaxy Securities Co. Ltd., Class H	132,500	59,843
China Huarong Asset Management Co. Ltd., Class H(d)	320,000	58,412
China Huishan Dairy Holdings Co. Ltd.(c)(e)	109,840	281
China International Capital Corp. Ltd., Class H(d)	59,200	110,859
China Life Insurance Co. Ltd., Class H	268,000	566,751
China Longyuan Power Group Corp. Ltd., Class H	126,000	86,013
China Medical System Holdings Ltd.	61,000	56,943
China Mengniu Dairy Co. Ltd.(c)	137,000	426,278
China Merchants Bank Co. Ltd., Class A	13,300	48,878
China Merchants Bank Co. Ltd., Class H	160,578	586,397
China Minsheng Banking Corp. Ltd., Class H	367,680	253,594
China Molybdenum Co., Ltd., Class H	213,000	78,438
China National Building Material Co. Ltd., Class H	132,000	90,322
China Oilfield Services Ltd., Class H	64,000	55,078
China Overseas Land & Investment Ltd.	138,000	475,798
China Pacific Insurance Group Co. Ltd., Class H	103,800	335,426
China Petroleum & Chemical Corp., Class A	90,900	66,884
China Petroleum & Chemical Corp., Class H	1,056,400	753,012
China Railway Construction Corp. Ltd., Class H	67,000	93,061
China Railway Group Ltd., Class H	230,000	209,571
China Resources Gas Group Ltd.(a)	48,000	190,203
China Resources Land Ltd.	105,111	404,328
China Resources Pharmaceutical Group Ltd.(d)	69,500	90,515
China Shenhua Energy Co. Ltd., Class H	140,000	305,332
China Southern Airlines Co. Ltd., Class H	32,000	19,621
China Telecom Corp. Ltd., Class H	612,000	313,568
China Tower Corp., Ltd., Class H(c)(d)	1,488,000	281,383
China Unicom Hong Kong Ltd.	288,000	306,837
China Vanke Co. Ltd., Class H(a)	56,000	189,652
China Yangtze Power Co. Ltd., Class A	14,600	33,787
Chongqing Rural Commercial Bank Co. Ltd., Class H	122,000	65,381
CIFI Holdings Group Co., Ltd.	170,000	90,111
CITIC Securities Co. Ltd., Class H	103,000	177,422
CNOOC Ltd.	765,000	1,178,347
Country Garden Holdings Co. Ltd.(a)	341,270	414,406
CRRC Corp. Ltd., Class H	222,350	216,846
CSPC Pharmaceutical Group Ltd.	202,000	289,965
Ctrip.com International Ltd. — ADR(a)(c)	15,407	416,913
Dali Foods Group Co. Ltd.(a)(d)	175,500	129,478
Dongfeng Motor Group Co. Ltd., Class H	138,000	125,426
ENN Energy Holdings Ltd.	34,000	302,184
Far East Horizon Ltd.	141,000	142,251
Fosun International Ltd.	131,500	191,641
Fuyao Glass Industry Group Co., Ltd., Class A	1,200	3,994
GDS Holdings Ltd. — ADR(a)(c)	2,591	59,826
Geely Automobile Holdings Ltd.	187,000	329,790
Genscript Biotech Corp.(a)(c)	36,000	48,190
GF Securities Co. Ltd., Class H	93,600	126,755

Security	Shares	Value

China (continued)
Great Wall Motor Co. Ltd., Class H(a)	157,500	$90,552
Guangzhou Automobile Group Co. Ltd., Class H	134,400	133,992
Guangzhou R&F Properties Co. Ltd., Class H	26,000	39,344
Guotai Junan Securities Co. Ltd., Class A	4,644	10,387
Haitian International Holdings Ltd.	67,000	128,883
Haitong Securities Co. Ltd., Class H	163,200	155,825
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	34,899	131,638
Hengan International Group Co. Ltd.(a)	28,000	203,290
Huaneng Power International, Inc., Class H	192,000	121,870
Huaneng Renewables Corp. Ltd., Class H	158,000	42,464
Huatai Securities Co. Ltd., Class H(d)	68,800	108,828
Huazhu Group Ltd., ADR(a)	6,229	178,336
Industrial & Commercial Bank of China Ltd., Class H	2,859,000	2,033,491
Industrial Bank Co. Ltd., Class A	35,600	77,556
JD.com, Inc. — ADR(c)	31,873	667,102
Jiangsu Expressway Co. Ltd., Class H	26,000	36,291
Jiangsu Hengrui Medicine Co. Ltd., Class A	6,500	50,100
Jiangxi Copper Co. Ltd., Class H	36,000	42,309
Jiayuan International Group Ltd.(a)	48,000	88,797
Kingdee International Software Group Co. Ltd.(a)	100,000	88,409
Kingsoft Corp. Ltd.(a)	25,000	35,978
Kunlun Energy Co. Ltd.	134,000	142,373
Kweichow Moutai Co. Ltd., Class A	1,016	87,728
Lenovo Group Ltd.	322,000	217,523
Logan Property Holdings Co. Ltd.	72,000	89,901
Longfor Properties Co. Ltd.	51,500	153,166
Midea Group Co. Ltd., Class A	4,100	22,137
Minth Group Ltd.	24,000	77,447
Momo, Inc., ADR(a)(c)	5,419	128,701
NetEase, Inc. — ADR(a)	3,172	746,594
New China Life Insurance Co. Ltd., Class H	43,200	171,415
New Oriental Education & Technology Group, Inc. — ADR(c)	5,688	311,759
Noah Holdings Ltd., ADR(a)(c)	123	5,328
People’s Insurance Co. Group of China Ltd., Class H	381,000	152,941
PetroChina Co. Ltd., Class H	818,000	507,566
PICC Property & Casualty Co. Ltd., Class H	320,298	326,821
Ping An Insurance Group Co. of China Ltd., Class A	7,000	57,245
Ping An Insurance Group Co. of China Ltd., Class H	212,000	1,870,267
Postal Savings Bank of China Co. Ltd., Class H(d)	114,000	60,041
Semiconductor Manufacturing International Corp.(a)(c)	115,100	100,351
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	132,000	106,633
Shanghai Electric Group Co. Ltd., Class H	104,000	33,266
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	21,500	62,852
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	71,500	91,253
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	62,000	125,893
Shenwan Hongyuan Group Co. Ltd., Class A	127,900	75,986
Shenzhou International Group Holdings Ltd.	35,000	397,805
SINA Corp.(c)	2,721	145,954
Sino Biopharmaceutical Ltd.	295,500	194,524
Sino-Ocean Group Holding Ltd.	137,000	60,418
Sinopec Shanghai Petrochemical Co. Ltd., Class H	123,000	53,842
Sinopharm Group Co. Ltd., Class H	48,000	202,092
SOHO China Ltd.(a)(c)	195,000	69,642
Sunac China Holdings Ltd.(a)	109,000	353,745
Sunny Optical Technology Group Co. Ltd.(a)	29,400	261,485
TAL Education Group — ADR(c)	14,334	382,431
Tencent Holdings Ltd.	230,600	9,242,522
Tingyi Cayman Islands Holding Corp.(a)	88,000	117,859
TravelSky Technology Ltd.,Class H	59,000	151,214
Tsingtao Brewery Co. Ltd., Class H	14,000	56,504
Vipshop Holdings Ltd. — ADR(a)(c)	19,089	104,226

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) December 31, 2018	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Want Want China Holdings Ltd.	192,000	$134,336
Weibo Corp. — ADR(a)(c)	2,003	117,035
Weichai Power Co. Ltd., Class H	48,800	55,869
Wuliangye Yibin Co. Ltd., Class A	16,900	125,625
Wuxi Biologics Cayman, Inc.(c)(d)	22,000	140,548
Yangzijiang Shipbuilding Holdings Ltd.	94,000	86,371
Yanzhou Coal Mining Co. Ltd., Class H	108,000	87,225
Yum China Holdings, Inc.(a)	14,803	496,345
YY, Inc. — ADR(a)(c)	2,186	130,854
Zhejiang Expressway Co. Ltd., Class H	54,000	46,847
Zhuzhou CRRC Times Electric Co. Ltd., Class H	25,000	138,808
Zijin Mining Group Co. Ltd., Class H(a)	218,000	82,615
ZTE Corp., Class H(c)	14,400	27,171

		53,084,672

Colombia — 0.1%
Cementos Argos SA	13,113	28,104
Ecopetrol SA	242,372	197,405
Grupo Argos SA	6,618	34,440
Grupo de Inversiones Suramericana SA	15,087	149,221
Interconexion Electrica SA	6,953	29,932

		439,102

Czech Republic — 0.0%
CEZ AS	9,764	232,756
Komercni Banka AS	1,505	56,826
Moneta Money Bank(d)	25,594	82,576

		372,158

Denmark — 1.2%
AP Moeller — Maersk A/S, Class A(a)	151	179,156
AP Moeller — Maersk A/S, Class B(a)	313	393,732
Carlsberg A/S, Class B	4,531	482,004
Chr Hansen Holding A/S	4,744	421,109
Coloplast A/S, Class B	4,915	457,172
Danske Bank A/S	28,424	564,285
DSV A/S	7,678	507,073
Genmab A/S(c)	2,569	422,396
H Lundbeck A/S	2,204	97,004
ISS A/S	6,211	173,888
Novo Nordisk A/S, Class B	73,363	3,369,348
Novozymes A/S, Class B	9,058	404,733
Orsted A/S(d)	7,415	496,195
Pandora A/S(a)	4,563	186,284
Tryg A/S	3,954	99,724
Vestas Wind Systems A/S	7,935	600,668
William Demant Holding A/S(c)	3,644	103,751

		8,958,522

Finland — 0.9%
Elisa OYJ	6,381	264,296
Fortum OYJ	17,734	388,186
Kone OYJ, Class B	12,689	605,790
Metso OYJ	5,754	151,171
Neste OYJ	4,995	386,726
Nokia OYJ	242,146	1,405,686
Nokian Renkaat OYJ	5,359	164,595
Nordea Bank Abp	124,483	1,047,922
Orion OYJ, Class B	5,835	202,993
Sampo OYJ, Class A	16,306	722,676
Stora Enso OYJ, Class R	24,213	280,718
UPM-Kymmene OYJ	22,912	579,990
Wartsila OYJ	20,628	329,284

		6,530,033

France — 7.2%
Accor SA	7,130	303,199
Aeroports de Paris	1,364	258,651

Security	Shares	Value

France (continued)
Air Liquide SA	17,549	$2,179,156
Airbus SE(a)	23,423	2,233,143
Alstom SA	6,150	248,426
Amundi SA(d)	1,477	78,090
Arkema SA	2,951	253,338
Atos SE	4,016	329,053
AXA SA	74,633	1,610,721
BioMerieux	1,981	130,668
BNP Paribas SA	43,666	1,971,988
Bollore SA	36,855	147,761
Bouygues SA	8,878	318,798
Bureau Veritas SA	10,607	216,143
Capgemini SE	6,870	683,324
Carrefour SA	23,637	403,884
Casino Guichard-Perrachon SA(a)	2,868	119,433
Cie de Saint-Gobain	21,364	709,210
Cie Generale des Etablissements Michelin SCA	6,948	683,871
CNP Assurances	7,565	160,578
Covivio	1,345	129,770
Credit Agricole SA	51,522	554,501
Danone SA	24,941	1,757,907
Dassault Aviation SA	127	176,067
Dassault Systemes SA	5,711	678,351
Edenred	9,695	357,057
Eiffage SA	2,780	232,428
Electricite de France SA	23,635	374,068
Engie SA	72,490	1,041,531
EssilorLuxottica SA	11,853	1,502,461
Eurazeo SE	1,964	139,045
Eutelsat Communications SA	6,653	131,072
Faurecia SA	3,630	136,965
Gecina SA	2,235	289,321
Getlink SE, Registered Shares	23,156	311,155
Hermes International	1,253	696,117
ICADE	1,426	108,679
Iliad SA	971	136,272
Imerys SA	151	7,257
Ingenico Group SA	1,926	109,257
Ipsen SA	661	85,525
JCDecaux SA	2,391	67,175
Kering SA	3,119	1,461,152
Klepierre SA	10,451	322,979
L’Oreal SA	10,256	2,346,821
Legrand SA	11,506	650,462
LVMH Moet Hennessy Louis Vuitton SE	11,436	3,348,183
Natixis SA	41,329	194,927
Orange SA	82,137	1,331,093
Pernod Ricard SA	8,786	1,441,962
Peugeot SA	23,757	506,684
Publicis Groupe SA	8,194	467,522
Remy Cointreau SA	958	108,610
Renault SA	7,296	454,490
Rexel SA(a)	11,667	124,278
Safran SA	13,488	1,617,682
Sanofi	45,483	3,945,643
Schneider Electric SE	23,142	1,569,750
SCOR SE	5,936	266,861
SEB SA	1,060	136,994
SES SA	16,971	324,929
Societe BIC SA	1,438	146,898
Societe Generale SA	31,963	1,013,372
Sodexo SA	3,318	340,279
Suez	13,511	178,487
Teleperformance	2,278	364,411
Thales SA	3,886	454,107

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
TOTAL SA	97,327	$5,133,523
Ubisoft Entertainment SA(c)	3,460	278,744
Unibail-Rodamco-Westfield(c)	1,727	267,917
Unibail-Rodamco-Westfield	4,249	657,509
Valeo SA	9,642	281,215
Veolia Environnement SA	20,484	419,496
Vinci SA	19,322	1,588,886
Vivendi SA	44,181	1,070,829
Wendel SA	1,358	162,899

		55,041,010

Germany — 5.5%
1&1 Drillisch AG	1,839	93,920
adidas AG	8,063	1,685,078
Allianz SE, Registered Shares	17,284	3,473,309
Aroundtown SA	30,974	256,959
Axel Springer SE	2,564	145,267
BASF SE	36,564	2,546,814
Bayer AG, Registered Shares	38,540	2,680,409
Bayerische Motoren Werke AG	13,613	1,104,084
Beiersdorf AG	4,329	451,525
Brenntag AG	4,958	216,413
Commerzbank AG(c)	42,982	285,404
Continental AG	4,546	632,966
Covestro AG(d)	8,522	422,048
Daimler AG, Registered Shares	35,494	1,871,062
Delivery Hero SE(c)(d)	2,278	85,047
Deutsche Bank AG, Registered Shares	83,109	662,809
Deutsche Boerse AG	7,801	932,651
Deutsche Lufthansa AG, Registered Shares	9,190	207,543
Deutsche Post AG, Registered Shares	39,008	1,065,278
Deutsche Telekom AG, Registered Shares	138,215	2,349,201
Deutsche Wohnen SE, Bearer Shares	15,404	703,974
E.ON SE(a)	89,591	884,381
Evonik Industries AG	2,807	70,066
Fraport AG Frankfurt Airport Services Worldwide	2,602	186,220
Fresenius Medical Care AG & Co. KGaA	8,755	567,510
Fresenius SE & Co. KGaA	17,495	845,605
GEA Group AG	8,213	211,449
Hannover Rueck SE	1,534	206,737
HeidelbergCement AG	6,401	392,367
Henkel AG & Co. KGaA	3,909	384,735
HOCHTIEF AG	1,191	160,846
HUGO BOSS AG	2,796	172,357
Infineon Technologies AG	47,815	957,336
Innogy SE(c)	4,794	203,890
KION Group AG	3,141	159,732
LANXESS AG	3,663	168,412
Merck KGaA	4,601	473,592
METRO AG	6,286	96,723
MTU Aero Engines AG	2,080	377,731
Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	6,298	1,373,585
OSRAM Licht AG	3,229	140,521
ProSiebenSat.1 Media SE, Registered Shares	9,297	165,427
Puma SE	462	226,027
RWE AG	22,482	489,655
SAP SE	39,673	3,937,530
Siemens AG, Registered Shares	30,678	3,423,712
Siemens Healthineers AG(c)(d)	4,174	174,417
Symrise AG	5,116	379,060
Telefonica Deutschland Holding AG	31,438	123,737
Thyssenkrupp AG(a)	14,807	254,354
TUI AG	20,400	293,204
Uniper SE	9,623	248,230

Security	Shares	Value

Germany (continued)
United Internet AG, Registered Shares	4,731	$207,069
Volkswagen AG	1,335	213,565
Vonovia SE	18,659	841,127
Wirecard AG	5,057	762,354
Zalando SE(c)(d)	5,190	134,102

		41,779,126

Greece — 0.1%
Alpha Bank AE(c)	69,105	86,924
FF Group(c)(e)	205	2
Hellenic Telecommunications Organization SA	12,770	139,332
JUMBO SA	9,692	141,251
OPAP SA	10,676	92,852
Titan Cement Co. SA	1,660	36,860

		497,221

Hong Kong — 3.4%
AIA Group Ltd.	497,200	4,130,146
Alibaba Health Information Technology Ltd.(a)(c)	176,000	142,562
Alibaba Pictures Group Ltd.(a)(c)	480,000	81,060
ASM Pacific Technology Ltd.	12,700	122,608
Bank of East Asia Ltd.	59,000	187,122
Beijing Enterprises Holdings Ltd.	21,000	111,351
Beijing Enterprises Water Group Ltd.)	232,000	118,419
BOC Hong Kong Holdings Ltd.	149,500	554,903
China Ding Yi Feng Holdings Ltd.	40,000	107,488
China Everbright International Ltd.(a)	146,629	131,398
China Everbright Ltd.	52,000	92,170
China First Capital Group Ltd.	148,000	84,134
China Gas Holdings Ltd.(a)	74,000	263,869
China Jinmao Holdings Group Ltd.	172,000	77,437
China Merchants Port Holdings Co. Ltd.	65,720	118,165
China Mobile Ltd.	243,500	2,356,250
China Resources Beer Holdings Co. Ltd.	62,000	216,764
China Resources Cement Holdings Ltd.	122,000	110,012
China Resources Power Holdings Co. Ltd.	118,000	226,965
China State Construction International Holdings Ltd.	70,000	55,678
China Taiping Insurance Holdings Co. Ltd.	72,672	199,803
China Traditional Chinese Medicine Holdings Co. Ltd.	128,000	74,367
CITIC Ltd.	220,000	345,220
CK Asset Holdings Ltd.	110,008	804,882
CK Hutchison Holdings Ltd.	110,008	1,055,880
CK Infrastructure Holdings Ltd.	26,000	196,760
CLP Holdings Ltd.	62,000	700,655
COSCO SHIPPING Ports Ltd.	134,000	131,737
Dairy Farm International Holdings Ltd.	13,100	118,741
Fullshare Holdings Ltd.(a)(c)	262,500	60,336
Galaxy Entertainment Group Ltd.	96,000	606,398
GOME Retail Holdings Ltd.(a)(c)	627,000	51,983
Guangdong Investment Ltd.	122,000	235,726
Haier Electronics Group Co. Ltd.(a)(c)	48,000	118,058
Hanergy Thin Film Power Group Ltd.(c)(e)	11,997	—
Hang Lung Group Ltd.	60,000	152,980
Hang Lung Properties Ltd.	70,000	133,051
Hang Seng Bank Ltd.	31,300	701,159
Henderson Land Development Co. Ltd.	60,728	302,247
HK Electric Investments & HK Electric Investments Ltd.(b)	108,500	109,355
HKT Trust & HKT Ltd.(b)	129,900	187,125
Hong Kong & China Gas Co. Ltd.	385,109	795,654
Hong Kong Exchanges & Clearing Ltd.	48,800	1,410,737
Hongkong Land Holdings Ltd.	41,500	261,622
Hutchison China MediTech, Ltd., ADR(a)(c)	3,003	69,339
Hysan Development Co. Ltd.	25,000	118,885
Jardine Matheson Holdings Ltd.	9,000	626,658
Jardine Strategic Holdings Ltd.	10,900	399,639
Kerry Properties Ltd.	27,500	93,860

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) December 31, 2018	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Kingboard Chemical Holdings Ltd.	35,000	$93,371
Link REIT	87,000	881,982
Melco Resorts & Entertainment Ltd. — ADR	11,155	196,551
MGM China Holdings Ltd.(a)	76,400	127,547
MMG Ltd.(c)	232,000	99,668
MTR Corp. Ltd.	49,500	260,510
New World Development Co. Ltd.	280,666	370,695
Nine Dragons Paper Holdings Ltd.(a)	39,000	36,027
NWS Holdings Ltd.	52,186	107,157
PCCW Ltd.	264,000	152,017
Power Assets Holdings Ltd.	57,000	396,002
Sands China Ltd.	83,200	362,836
Shanghai Industrial Holdings Ltd.	15,000	30,325
Shangri-La Asia Ltd.	32,000	47,240
Shenzhen International Holdings Ltd.(a)	40,500	78,025
Shimao Property Holdings Ltd.	51,000	135,834
Sino Land Co. Ltd.	130,800	224,097
SJM Holdings Ltd.	69,000	64,109
SSY Group Ltd.	104,000	77,167
Sun Art Retail Group Ltd.	110,000	111,863
Sun Hung Kai Properties Ltd.	68,000	970,470
Swire Pacific Ltd., Class A	21,000	221,718
Swire Properties Ltd.	38,200	134,221
Techtronic Industries Co. Ltd.	58,000	307,786
WH Group Ltd.(d)	370,500	284,561
Wharf Holdings Ltd.	61,000	159,033
Wharf Real Estate Investment Co. Ltd.	48,000	287,084
Wheelock & Co. Ltd.	34,000	194,649
Wynn Macau Ltd.	73,600	160,217
Yue Yuen Industrial Holdings Ltd.	28,000	89,636

		26,013,756

Hungary — 0.1%
MOL Hungarian Oil & Gas PLC	7,976	87,531
OTP Bank Nyrt	11,103	448,707
Richter Gedeon Nyrt	3,096	59,969

		596,207

India — 2.4%
Adani Ports & Special Economic Zone Ltd.	27,638	153,378
Ambuja Cements Ltd.	26,422	85,106
Asian Paints Ltd.	12,475	245,110
Aurobindo Pharma Ltd.	13,516	141,729
Avenue Supermarts, Ltd.(c)(d)	5,577	128,254
Axis Bank Ltd.(c)	80,239	711,485
Bajaj Auto Ltd.	3,253	126,622
Bajaj Finance Ltd.	7,651	289,585
Bajaj Finserv Ltd.	1,518	140,720
Bharat Forge Ltd.	11,954	87,039
Bharat Petroleum Corp. Ltd.	35,066	182,387
Bharti Airtel Ltd.	52,238	233,475
Bharti Infratel Ltd.	5,452	20,222
Bosch Ltd.	292	81,973
Britannia Industries, Ltd.	2,511	111,954
Cipla Ltd.	13,384	99,527
Coal India Ltd.	42,303	145,839
Container Corp. Of India Ltd.	6,002	59,101
Dabur India Ltd.	20,426	125,947
Dr. Reddy’s Laboratories Ltd.	1,007	37,724
Dr. Reddy’s Laboratories Ltd. — ADR(a)	4,517	170,291
Eicher Motors Ltd.	723	239,647
GAIL India Ltd.	21,856	112,773
Glenmark Pharmaceuticals Ltd.	5,797	57,529
Godrej Consumer Products Ltd.	13,857	160,861
Grasim Industries Ltd.	15,713	185,671

Security	Shares	Value

India (continued)
HCL Technologies Ltd.	23,046	$318,458
Hero MotoCorp Ltd.	1,935	85,982
Hindalco Industries Ltd.	32,856	106,336
Hindustan Petroleum Corp. Ltd.	19,087	69,355
Hindustan Unilever Ltd.	31,045	808,923
Housing Development Finance Corp. Ltd.	65,673	1,850,290
ICICI Bank Ltd.	58,395	301,325
ICICI Bank Ltd. — ADR	22,806	234,674
Idea Cellular Ltd.(c)	101,616	54,893
Indiabulls Housing Finance Ltd.	16,286	198,934
Indian Oil Corp. Ltd.	59,145	116,198
Infosys Ltd.	33,834	319,675
Infosys Ltd. — ADR(a)	97,713	930,228
ITC Ltd.	140,268	565,571
JSW Steel Ltd.	32,800	143,980
Larsen & Toubro Ltd.	776	15,969
Larsen & Toubro Ltd. — GDR	18,237	372,840
LIC Housing Finance Ltd.	17,978	125,748
Lupin Ltd.	11,830	142,934
Mahindra & Mahindra Financial Services Ltd.	10,804	73,229
Mahindra & Mahindra Ltd.	3,897	44,839
Mahindra & Mahindra Ltd., — GDR	27,036	306,675
Marico Ltd.	22,064	117,955
Maruti Suzuki India Ltd.	4,353	465,130
Motherson Sumi Systems Ltd.	67,315	160,890
Nestle India Ltd.	897	142,325
NTPC Ltd.	30,261	64,571
Oil & Natural Gas Corp. Ltd.	55,209	118,515
Piramal Enterprises Ltd.	4,721	160,941
Power Grid Corp. of India Ltd.	61,808	175,798
Reliance Industries Ltd.	8,632	138,535
Reliance Industries Ltd., — GDR(d)	54,998	1,750,267
Shree Cement Ltd.	231	56,989
Shriram Transport Finance Co. Ltd.	5,718	101,502
State Bank of India(c)	27,343	115,799
State Bank of India — GDR(c)	5,712	243,331
Sun Pharmaceutical Industries Ltd.	27,879	171,798
Tata Consultancy Services Ltd.	37,077	1,005,337
Tata Motors Ltd.(c)	52,939	130,296
Tata Motors Ltd. — ADR(a)(c)	6,008	73,177
Tata Power Co. Ltd.	42,988	47,267
Tata Steel Ltd.	11,672	87,031
Tech Mahindra Ltd.	26,191	271,254
Titan Co. Ltd.	12,430	165,711
UltraTech Cement Ltd.	3,145	179,633
United Spirits Ltd.(c)	18,510	168,417
UPL Ltd.	13,245	143,761
Vedanta Ltd.	28,074	81,221
Vedanta Ltd. — ADR(a)	11,497	132,675
Wipro Ltd.	17,551	83,057
Wipro Ltd. — ADR(a)	9,888	50,725
Yes Bank Ltd.	92,630	241,050
Zee Entertainment Enterprises Ltd.	22,957	156,595

		18,322,558

Indonesia — 0.6%
Adaro Energy Tbk PT	1,086,700	91,934
Astra International Tbk PT	766,400	439,064
Bank Central Asia Tbk PT	414,200	749,059
Bank Danamon Indonesia Tbk PT	186,600	98,658
Bank Mandiri Persero Tbk PT	892,400	457,775
Bank Negara Indonesia Persero Tbk PT	405,600	248,789
Bank Rakyat Indonesia Persero Tbk PT	2,128,700	542,304
Bumi Serpong Damai Tbk PT(c)	384,500	33,646
Charoen Pokphand Indonesia Tbk PT	271,300	136,470

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Indonesia (continued)
Gudang Garam Tbk PT	22,300	$129,935
Hanjaya Mandala Sampoerna Tbk PT	483,800	125,118
Indah Kiat Pulp & Paper Corp. Tbk PT	126,800	101,817
Indocement Tunggal Prakarsa Tbk PT	88,600	113,786
Indofood CBP Sukses Makmur Tbk PT	37,800	27,504
Indofood Sukses Makmur Tbk PT	159,200	82,453
Jasa Marga Persero Tbk PT	75,780	22,573
Kalbe Farma Tbk PT	858,400	90,695
Perusahaan Gas Negara Persero Tbk PT	426,200	62,971
Semen Indonesia Persero Tbk PT	106,000	84,755
Surya Citra Media Tbk PT	84,000	10,941
Telekomunikasi Indonesia Persero Tbk PT	2,223,800	581,376
Tower Bersama Infrastructure Tbk PT	291,500	72,853
Unilever Indonesia Tbk PT	45,500	143,945
United Tractors Tbk PT	79,900	152,110

		4,600,531

Ireland — 0.5%
AerCap Holdings NV(a)(c)	3,261	129,136
AIB Group PLC	25,404	107,121
Bank of Ireland Group PLC	48,092	267,474
CRH PLC	36,231	959,643
DCC PLC	4,703	358,746
James Hardie Industries PLC	18,840	205,258
Kerry Group PLC, Class A	6,848	678,107
Kingspan Group PLC	5,157	221,068
Paddy Power Betfair PLC	3,768	309,326
Smurfit Kappa Group PLC	9,784	260,329

		3,496,208

Isle of Man — 0.0%
GVC Holdings PLC	20,000	171,699

Israel — 0.4%
Azrieli Group Ltd.	3,506	167,733
Bank Hapoalim BM	36,024	227,821
Bank Leumi Le-Israel BM	54,708	330,710
Bezeq The Israeli Telecommunication Corp. Ltd.	106,530	103,955
Check Point Software Technologies Ltd.(c)	5,145	528,134
Elbit Systems Ltd.	1,599	183,546
Israel Chemicals Ltd.	18,197	103,470
Mizrahi Tefahot Bank Ltd.	2,946	49,756
NICE Ltd.(c)	2,571	278,545
Teva Pharmaceutical Industries Ltd. — ADR	38,947	600,563
Wix.com Ltd.(c)	1,805	163,064

		2,737,297

Italy — 1.3%
Assicurazioni Generali SpA	48,667	813,419
Atlantia SpA	19,204	397,429
Davide Campari-Milano SpA	12,811	108,489
Enel SpA	314,321	1,822,195
Eni SpA	102,645	1,621,503
Ferrari NV	5,099	507,371
Intesa Sanpaolo SpA	590,185	1,314,119
Leonardo SpA	15,326	135,025
Mediobanca Banca di Credito Finanziario SpA	34,909	295,380
Moncler SpA	4,652	154,808
Poste Italiane SpA(d)	21,934	175,882
Prysmian SpA	11,451	222,802
Recordati SpA	3,273	113,345
Snam SpA	108,709	475,967
Telecom Italia SpA(c)	584,492	323,579
Telecom Italia SpA, Non-Convertible Savings Shares	170,819	81,928
Terna Rete Elettrica Nazionale SpA	71,935	408,529
UniCredit SpA(a)	84,203	953,759

		9,925,529

Security	Shares	Value

Japan — 16.2%
Acom Co. Ltd.	14,700	$47,819
Aeon Co. Ltd.	26,000	508,198
AEON Financial Service Co. Ltd.	4,000	70,963
Aeon Mall Co. Ltd.	5,190	82,686
AGC, Inc.	7,100	220,689
Air Water, Inc.	5,200	78,371
Aisin Seiki Co. Ltd.	7,000	240,632
Ajinomoto Co., Inc.	17,300	307,405
Alfresa Holdings Corp.	8,900	226,858
Alps Electric Co. Ltd.	7,600	147,367
Amada Holdings Co. Ltd.	13,600	122,086
ANA Holdings, Inc.	3,800	136,416
Aozora Bank Ltd.	4,500	134,122
Asahi Group Holdings Ltd.	15,700	608,435
Asahi Intecc Co. Ltd.	3,400	143,838
Asahi Kasei Corp.	45,900	471,089
Asics Corp.	4,600	58,423
Astellas Pharma, Inc.	79,500	1,015,741
Bandai Namco Holdings, Inc.	8,000	359,194
Bank of Kyoto Ltd.	3,000	123,285
Benesse Holdings, Inc.	4,800	122,105
Bridgestone Corp.	25,100	962,982
Brother Industries Ltd.	9,200	136,172
Calbee, Inc.	4,500	140,555
Canon, Inc.	39,500	1,086,870
Casio Computer Co. Ltd.	7,800	92,479
Central Japan Railway Co.	6,100	1,287,022
Chiba Bank Ltd.	26,100	145,390
Chubu Electric Power Co., Inc.	25,000	355,235
Chugai Pharmaceutical Co. Ltd.	9,800	568,392
Chugoku Electric Power Co., Inc.	14,700	191,037
Coca-Cola Bottlers Japan Holdings, Inc.	3,200	95,427
Concordia Financial Group Ltd.	48,900	186,853
Credit Saison Co. Ltd.	7,700	90,216
CyberAgent, Inc.	3,100	119,839
Dai Nippon Printing Co. Ltd.	9,400	196,217
Dai-ichi Life Holdings, Inc.	45,700	709,704
Daicel Corp.	11,900	122,161
Daifuku Co. Ltd.	3,000	136,021
Daiichi Sankyo Co. Ltd.	23,300	745,267
Daikin Industries Ltd.	10,500	1,115,682
Daito Trust Construction Co. Ltd.	2,700	369,639
Daiwa House Industry Co. Ltd.	23,700	755,993
Daiwa House REIT Investment Corp.	36	80,644
Daiwa Securities Group, Inc.	65,000	329,916
DeNA Co. Ltd.	1,500	25,020
Denso Corp.	18,300	810,098
Dentsu, Inc.	9,500	424,277
Disco Corp.	500	58,134
Don Quijote Holdings Co. Ltd.	5,000	309,133
East Japan Railway Co.	12,300	1,086,214
Eisai Co. Ltd.	10,900	843,876
Electric Power Development Co. Ltd.	7,100	168,482
FamilyMart UNY Holdings Co. Ltd.	2,500	314,636
FANUC Corp.	8,100	1,229,253
Fast Retailing Co. Ltd.	2,200	1,123,630
Fuji Electric Co. Ltd.	1,200	35,343
FUJIFILM Holdings Corp.	12,000	465,174
Fujitsu Ltd.	7,700	479,988
Fukuoka Financial Group, Inc.	7,600	154,079
Hakuhodo DY Holdings, Inc.	14,000	199,786
Hamamatsu Photonics KK	6,400	214,480
Hankyu Hanshin Holdings, Inc.	11,600	385,673
Hikari Tsushin, Inc.	1,000	156,306

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) December 31, 2018	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Hino Motors Ltd.	1,700	$16,008
Hirose Electric Co. Ltd.	1,611	157,610
Hisamitsu Pharmaceutical Co., Inc.	2,900	160,087
Hitachi Chemical Co. Ltd.	2,400	36,105
Hitachi Construction Machinery Co. Ltd.	4,600	107,646
Hitachi High-Technologies Corp.	4,000	125,258
Hitachi Ltd.	36,500	967,624
Hitachi Metals Ltd.	8,000	83,204
Honda Motor Co. Ltd.	65,700	1,730,870
Hoshizaki Corp.	2,500	151,697
Hoya Corp.(a)	14,400	868,321
Hulic Co. Ltd.	11,000	98,300
Idemitsu Kosan Co. Ltd.	5,000	162,633
IHI Corp.	3,500	96,396
Iida Group Holdings Co. Ltd.	6,800	117,784
Inpex Corp.	45,900	406,712
Isetan Mitsukoshi Holdings Ltd.	11,500	127,060
Isuzu Motors Ltd.	24,900	349,275
ITOCHU Corp.	57,000	968,018
J. Front Retailing Co. Ltd.	11,100	127,047
Japan Airlines Co. Ltd.	4,700	166,573
Japan Airport Terminal Co. Ltd.	1,700	58,768
Japan Exchange Group, Inc.	24,200	390,343
Japan Post Bank Co. Ltd.	8,300	91,381
Japan Post Holdings Co. Ltd.	59,100	682,370
Japan Prime Realty Investment Corp.	23	87,340
Japan Real Estate Investment Corp.	44	247,045
Japan Retail Fund Investment Corp.	107	213,526
Japan Tobacco, Inc.	45,600	1,083,505
JFE Holdings, Inc.	20,100	320,159
JGC Corp.	10,000	140,743
JSR Corp.	7,600	114,080
JTEKT Corp.	6,200	68,571
JXTG Holdings, Inc.	140,900	731,768
Kajima Corp.	14,500	194,780
Kakaku.com, Inc.	7,400	130,897
Kamigumi Co. Ltd.	4,300	87,973
Kaneka Corp.	3,800	136,087
Kansai Electric Power Co., Inc.	30,300	454,401
Kansai Paint Co. Ltd.	7,600	145,975
Kao Corp.	19,700	1,458,147
Kawasaki Heavy Industries Ltd.	5,800	123,770
KDDI Corp.	73,900	1,765,834
Keihan Holdings Co. Ltd.	2,600	105,941
Keikyu Corp.	11,000	179,755
Keio Corp.	5,400	314,242
Keisei Electric Railway Co. Ltd.	5,400	169,187
Keyence Corp.	3,940	1,991,456
Kikkoman Corp.	6,200	331,790
Kintetsu Group Holdings Co. Ltd.	7,100	308,517
Kirin Holdings Co. Ltd.	35,200	733,975
Kobayashi Pharmaceutical Co. Ltd.	1,100	74,597
Kobe Steel Ltd.	14,000	97,037
Koito Manufacturing Co. Ltd.	4,500	232,171
Komatsu Ltd.	35,000	752,148
Konami Holdings Corp.	3,400	149,402
Konica Minolta, Inc.	13,300	119,719
Kose Corp.	1,200	188,493
Kubota Corp.	43,400	616,875
Kuraray Co. Ltd.	13,400	188,465
Kurita Water Industries Ltd.	7,400	179,161
Kyocera Corp.	13,500	674,798
Kyowa Hakko Kirin Co. Ltd.	4,600	86,922
Kyushu Electric Power Co., Inc.	14,400	171,470

Security	Shares	Value

Japan (continued)
Kyushu Railway Co.	3,000	$101,498
Lawson, Inc.	1,900	120,184
LINE Corp.(a)(c)	3,000	102,458
Lion Corp.	7,500	155,006
LIXIL Group Corp.	13,600	168,599
M3, Inc.	21,200	285,590
Makita Corp.	9,400	333,851
Marubeni Corp.	54,600	383,101
Marui Group Co. Ltd.	9,500	184,109
Maruichi Steel Tube Ltd.	2,400	75,288
Mazda Motor Corp.	22,100	227,197
McDonald’s Holdings Co. Japan Ltd.	2,300	97,699
Mebuki Financial Group, Inc.	38,630	102,161
Medipal Holdings Corp.	10,300	220,360
MEIJI Holdings Co. Ltd.	4,900	399,338
MINEBEA MITSUMI, Inc.	14,000	201,880
MISUMI Group, Inc.	7,700	162,214
Mitsubishi Chemical Holdings Corp.	46,800	353,572
Mitsubishi Corp.	55,600	1,524,360
Mitsubishi Electric Corp.	76,300	841,405
Mitsubishi Estate Co. Ltd.	51,100	803,982
Mitsubishi Gas Chemical Co., Inc.	9,300	139,310
Mitsubishi Heavy Industries Ltd.	11,900	427,000
Mitsubishi Materials Corp.	6,200	163,374
Mitsubishi Motors Corp.	36,300	197,679
Mitsubishi Tanabe Pharma Corp.	11,500	166,009
Mitsubishi UFJ Financial Group, Inc.	465,200	2,283,040
Mitsubishi UFJ Lease & Finance Co. Ltd.	15,200	72,854
Mitsui & Co. Ltd.	71,200	1,093,867
Mitsui Chemicals, Inc.	7,900	178,352
Mitsui Fudosan Co. Ltd.	37,100	824,062
Mitsui OSK Lines Ltd.	4,700	101,707
Mizuho Financial Group, Inc.	944,800	1,461,828
MS&AD Insurance Group Holdings, Inc.	20,400	579,876
Murata Manufacturing Co. Ltd.	7,700	1,037,573
Nabtesco Corp.	5,000	108,254
Nagoya Railroad Co. Ltd.	7,900	208,058
NEC Corp.	11,200	333,019
Nexon Co. Ltd.(a)(c)	16,200	209,134
NGK Insulators Ltd.	9,000	121,986
NGK Spark Plug Co. Ltd.	8,500	168,257
NH Foods Ltd.	4,000	150,368
Nidec Corp.	9,600	1,086,211
Nikon Corp.	14,700	218,958
Nintendo Co. Ltd.(a)	4,800	1,274,587
Nippon Building Fund, Inc.	49	308,544
Nippon Electric Glass Co. Ltd.	2,600	63,699
Nippon Express Co. Ltd.	3,800	211,102
Nippon Paint Holdings Co. Ltd.(a)	5,800	197,615
Nippon Steel & Sumitomo Metal Corp.	35,547	610,729
Nippon Telegraph & Telephone Corp.	28,700	1,170,940
Nippon Yusen KK	5,300	81,043
Nissan Chemical Corp.	5,900	307,879
Nissan Motor Co. Ltd.	89,300	714,339
Nisshin Seifun Group, Inc.	9,000	185,368
Nissin Foods Holdings Co. Ltd.	3,500	219,298
Nitori Holdings Co. Ltd.	3,400	425,817
Nitto Denko Corp.	7,300	366,127
Nomura Holdings, Inc.	140,300	531,682
Nomura Real Estate Holdings, Inc.	5,200	95,355
Nomura Real Estate Master Fund, Inc.	104	136,833
Nomura Research Institute Ltd.	4,781	177,292
NSK Ltd.	6,000	51,479
NTT Data Corp.	25,400	277,615

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
NTT DOCOMO, Inc.	54,600	$1,226,819
Obayashi Corp.	24,900	225,468
Obic Co. Ltd.	2,800	216,128
Odakyu Electric Railway Co. Ltd.	12,300	270,484
Oji Holdings Corp.	39,000	199,268
Olympus Corp.	11,700	357,842
Omron Corp.	9,300	337,143
Ono Pharmaceutical Co. Ltd.	15,700	320,605
Oracle Corp. Japan	2,500	158,695
Oriental Land Co. Ltd.	7,900	794,499
ORIX Corp.	54,900	802,194
Osaka Gas Co. Ltd.	13,700	249,915
Otsuka Corp.	5,800	159,624
Otsuka Holdings Co. Ltd.	15,800	645,655
Panasonic Corp.	93,100	836,356
Park24 Co. Ltd.	6,400	140,935
Persol Holdings Co. Ltd.	4,400	65,267
Pigeon Corp.	4,200	179,141
Pola Orbis Holdings, Inc.	5,600	150,910
Rakuten, Inc.	39,300	263,649
Recruit Holdings Co. Ltd.	44,400	1,072,648
Renesas Electronics Corp.(c)	36,900	167,597
Resona Holdings, Inc.	94,700	454,227
Ricoh Co. Ltd.	28,600	279,477
Rinnai Corp.	2,100	138,275
Rohm Co. Ltd.	3,800	242,535
Ryohin Keikaku Co. Ltd.	1,100	267,061
Santen Pharmaceutical Co. Ltd.	14,000	201,996
SBI Holdings, Inc.	8,850	172,593
Secom Co. Ltd.	8,500	705,079
Sega Sammy Holdings, Inc.	8,800	122,678
Seibu Holdings, Inc.	9,800	170,456
Seiko Epson Corp.	14,900	208,103
Sekisui Chemical Co. Ltd.	14,400	214,065
Sekisui House Ltd.	24,300	356,847
Seven & i Holdings Co. Ltd.	29,800	1,294,962
Seven Bank Ltd.	32,800	93,632
Sharp Corp.	7,000	70,083
Shimadzu Corp.	11,000	216,918
Shimano, Inc.	3,300	465,192
Shimizu Corp.	19,400	157,817
Shin-Etsu Chemical Co. Ltd.	14,500	1,114,076
Shinsei Bank Ltd.	4,300	51,120
Shionogi & Co. Ltd.	12,300	702,028
Shiseido Co. Ltd.	15,600	976,996
Shizuoka Bank Ltd.	16,000	124,721
Showa Denko KK	4,600	136,595
Showa Shell Sekiyu KK	8,900	123,302
SMC Corp.	2,500	752,681
SoftBank Group Corp.(a)	33,800	2,213,871
Sohgo Security Services Co. Ltd.	4,200	196,235
Sompo Holdings, Inc.	14,800	502,758
Sony Corp.	50,700	2,444,228
Sony Financial Holdings, Inc.	6,900	128,592
Stanley Electric Co. Ltd.	5,700	159,455
Subaru Corp.	26,400	563,993
Sumco Corp.	8,000	89,096
Sumitomo Chemical Co. Ltd.	54,400	263,443
Sumitomo Corp.	47,400	672,547
Sumitomo Dainippon Pharma Co. Ltd.	6,600	210,476
Sumitomo Electric Industries Ltd.	33,500	443,652
Sumitomo Heavy Industries Ltd.	1,600	47,442
Sumitomo Metal Mining Co. Ltd.	7,000	187,456
Sumitomo Mitsui Financial Group, Inc.	54,500	1,796,596
Sumitomo Mitsui Trust Holdings, Inc.	15,200	553,538

Security	Shares	Value

Japan (continued)
Sumitomo Realty & Development Co. Ltd.	16,000	$585,737
Sumitomo Rubber Industries Ltd.	5,200	61,219
Sundrug Co. Ltd.	1,000	29,779
Suntory Beverage & Food Ltd.	6,300	284,461
Suzuken Co. Ltd.	3,170	161,425
Suzuki Motor Corp.	14,400	725,924
Sysmex Corp.	7,400	351,434
T&D Holdings, Inc.	24,800	286,875
Taiheiyo Cement Corp.	5,900	181,573
Taisei Corp.	6,600	282,667
Taisho Pharmaceutical Holdings Co. Ltd.	2,100	210,773
Taiyo Nippon Sanso Corp.	4,400	71,530
Takashimaya Co. Ltd.	6,500	82,994
Takeda Pharmaceutical Co. Ltd.(a)	28,100	952,435
TDK Corp.	5,600	392,030
Teijin Ltd.	7,200	114,911
Terumo Corp.	13,300	750,188
THK Co. Ltd.	5,800	108,355
Tobu Railway Co. Ltd.	8,100	218,702
Toho Co. Ltd.	5,500	199,281
Toho Gas Co. Ltd.	3,600	151,431
Tohoku Electric Power Co., Inc.	14,800	194,856
Tokio Marine Holdings, Inc.	27,400	1,301,738
Tokyo Electric Power Co. Holdings, Inc.(c)	45,300	269,083
Tokyo Electron Ltd.	6,700	754,248
Tokyo Gas Co. Ltd.	15,700	397,087
Tokyu Corp.	21,400	349,697
Tokyu Fudosan Holdings Corp.	30,800	151,814
Toppan Printing Co. Ltd.	11,500	169,041
Toray Industries, Inc.	57,100	403,703
Toshiba Corp.	27,200	768,044
Tosoh Corp.	5,400	70,044
TOTO Ltd.	3,600	124,525
Toyo Seikan Group Holdings Ltd.	8,500	194,549
Toyo Suisan Kaisha Ltd.	5,400	188,045
Toyoda Gosei Co. Ltd.	4,300	84,653
Toyota Industries Corp.	6,200	285,509
Toyota Motor Corp.	91,406	5,291,179
Toyota Tsusho Corp.	10,200	299,701
Trend Micro, Inc.(c)	5,700	308,002
Tsuruha Holdings, Inc.	1,800	154,138
Unicharm Corp.	15,900	514,237
United Urban Investment Corp.	76	117,703
USS Co. Ltd.	12,100	203,019
West Japan Railway Co.	7,000	494,558
Yahoo! Japan Corp.	96,900	241,060
Yakult Honsha Co. Ltd.	3,800	266,014
Yamada Denki Co. Ltd.	22,900	109,982
Yamaguchi Financial Group, Inc.	2,000	19,118
Yamaha Corp.	5,000	212,697
Yamaha Motor Co. Ltd.	11,600	226,475
Yamato Holdings Co. Ltd.	13,300	364,641
Yamazaki Baking Co. Ltd.	7,000	146,595
Yaskawa Electric Corp.	8,100	197,998
Yokogawa Electric Corp.	9,900	170,897
Yokohama Rubber Co. Ltd.	5,000	93,512
ZOZO, Inc.	9,600	175,882

		123,374,303

Luxembourg — 0.1%
ArcelorMittal	28,352	586,896
Eurofins Scientific SE	453	169,187
Reinet Investments SCA	5,889	89,415
RTL Group SA	2,199	117,845
Tenaris SA	17,350	186,474

		1,149,817

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) December 31, 2018	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Malaysia — 0.6%
AirAsia Group Bhd	60,100	$43,082
Alliance Bank Malaysia Bhd(a)	90,800	88,361
AMMB Holdings Bhd	68,900	72,230
Axiata Group Bhd	165,600	157,332
British American Tobacco Malaysia Bhd	5,800	50,581
CIMB Group Holdings Bhd	239,100	330,149
Dialog Group Bhd(a)	142,134	106,996
DiGi.Com Bhd(a)	144,300	156,801
Gamuda Bhd	129,800	73,292
Genting Bhd	119,100	175,706
Genting Malaysia Bhd	106,100	77,472
Genting Plantations Bhd	10,000	23,860
Hartalega Holdings Bhd	88,200	130,888
Hong Leong Bank Bhd	31,140	153,616
Hong Leong Financial Group Bhd	7,000	31,407
IHH Healthcare Bhd	63,500	82,672
IJM Corp. Bhd(a)	126,600	49,642
IOI Corp. Bhd	102,200	109,813
IOI Properties Group Bhd	19,116	7,119
Kuala Lumpur Kepong Bhd	17,500	104,682
Malayan Banking Bhd	204,800	470,458
Malaysia Airports Holdings Bhd	11,300	22,890
Maxis Bhd(a)	66,600	86,095
MISC Bhd	27,400	44,393
Petronas Chemicals Group Bhd	122,200	274,519
Petronas Dagangan Bhd	6,100	39,043
Petronas Gas Bhd	34,000	157,964
PPB Group Bhd	15,120	64,130
Public Bank Bhd	104,620	626,334
RHB Bank Bhd(e)	12,900	—
RHB Capital Bhd	16,824	21,513
Sime Darby Bhd	159,000	92,334
Sime Darby Plantation Bhd	159,000	182,751
Sime Darby Property Bhd	159,000	38,278
Telekom Malaysia Bhd(a)	55,900	36,047
Tenaga Nasional Bhd	141,300	465,521
Westports Holdings Bhd	70,000	61,235
YTL Corp. Bhd	115,423	28,171

		4,737,377

Mexico — 0.7%
Alfa SAB de CV, Series A	153,472	182,588
America Movil SAB de CV, Series L	1,283,614	912,493
Arca Continental SAB de CV	15,972	89,216
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, Class B	63,118	78,369
Cemex SAB de CV CPO(c)	646,337	312,122
Coca-Cola Femsa SAB de CV, Series L	24,300	147,333
El Puerto de Liverpool SAB de CV, Series C1	10,900	69,981
Fibra Uno Administracion SA de CV	70,492	78,341
Fomento Economico Mexicano SAB de CV	84,432	724,933
Fresnillo PLC	11,261	123,737
Gruma SAB de CV, Class B	9,959	112,859
Grupo Aeroportuario del Pacifico SAB de CV, Class B	15,800	128,511
Grupo Aeroportuario del Sureste SAB de CV, Class B	10,700	161,286
Grupo Bimbo SAB de CV, Series A	46,764	93,163
Grupo Carso SAB de CV, Series A1	11,376	40,759
Grupo Financiero Banorte SAB de CV, Series O	111,495	543,412
Grupo Financiero Inbursa SAB de CV, Series O	99,700	143,525
Grupo Mexico SAB de CV, Series B	135,682	279,211
Grupo Televisa SAB CPO	109,894	275,913
Industrias Penoles SAB de CV	7,755	94,685
Infraestructura Energetica Nova SAB de CV	33,988	126,722
Kimberly-Clark de Mexico SAB de CV, Class A	78,500	124,510
Mexichem SAB de CV	36,623	93,068

Security	Shares	Value

Mexico (continued)
Promotora y Operadora de Infraestructura SAB de CV	4,006	$38,350
Wal-Mart de Mexico SAB de CV	201,141	511,456

		5,486,543

Netherlands — 3.6%
ABN AMRO Group NV CVA(d)	15,219	358,131
Aegon NV	72,405	339,119
Akzo Nobel NV	10,875	875,807
ASML Holding NV	16,470	2,580,181
CNH Industrial NV	48,995	442,684
EXOR NV(a)	4,238	230,070
Heineken Holding NV	4,782	404,014
Heineken NV	9,444	834,725
ING Groep NV	147,154	1,582,875
Koninklijke Ahold Delhaize NV	50,678	1,280,236
Koninklijke DSM NV	6,442	522,612
Koninklijke KPN NV	135,376	395,433
Koninklijke Philips NV	39,734	1,393,054
Koninklijke Vopak NV	2,502	113,461
NN Group NV	13,789	548,231
NXP Semiconductors NV	14,486	1,061,534
QIAGEN NV(c)	10,029	342,698
Randstad NV	4,170	191,194
Royal Dutch Shell PLC, Class A	181,367	5,338,144
Royal Dutch Shell PLC, Class B	154,204	4,610,312
Unilever NV CVA	62,498	3,385,658
Wolters Kluwer NV	12,456	732,502

		27,562,675

New Zealand — 0.2%
a2 Milk Co. Ltd.(c)	22,907	172,090
Auckland International Airport Ltd.	55,568	268,196
Fisher & Paykel Healthcare Corp. Ltd.	27,280	238,390
Fletcher Building Ltd.(c)	28,052	91,883
Meridian Energy Ltd.	95,908	219,453
Ryman Healthcare Ltd.	13,399	96,698
Spark New Zealand Ltd.	51,933	144,863

		1,231,573

Norway — 0.5%
Aker BP ASA	2,984	75,236
DNB ASA	36,435	584,842
Equinor ASA	48,719	1,033,433
Gjensidige Forsikring ASA	10,710	167,545
Marine Harvest ASA	17,066	359,708
Norsk Hydro ASA	62,662	283,925
Orkla ASA	34,581	270,766
Schibsted ASA, Class B	3,873	117,817
Telenor ASA	31,798	617,527
Yara International ASA	7,303	281,526

		3,792,325

Pakistan — 0.0%
Habib Bank Ltd.	10,100	8,764
MCB Bank Ltd.	6,700	9,344
Oil & Gas Development Co. Ltd.	11,100	10,221

		28,329

Peru — 0.1%
Compania de Minas Buenaventura SA — ADR	9,607	155,825
Credicorp Ltd.	2,791	618,681
Southern Copper Corp.	1,484	45,663

		820,169

Philippines — 0.3%
Aboitiz Equity Ventures, Inc.	70,570	73,550
Aboitiz Power Corp.	29,200	19,469
Ayala Corp.	13,480	230,462

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Philippines (continued)
Ayala Land, Inc.	317,200	$245,172
Bank of the Philippine Islands	26,042	46,510
BDO Unibank, Inc.	93,622	232,833
DMCI Holdings, Inc.	170,000	41,305
Globe Telecom, Inc.	845	30,461
GT Capital Holdings, Inc.	7,462	138,309
International Container Terminal Services, Inc.	9,550	18,161
JG Summit Holdings, Inc.	156,443	165,348
Jollibee Foods Corp.	12,070	66,977
Megaworld Corp.	600,000	54,007
Metro Pacific Investments Corp.	584,000	51,397
Metropolitan Bank & Trust Co.	16,040	24,764
PLDT, Inc.	2,085	44,771
Security Bank Corp.	4,290	12,650
SM Investments Corp.	17,272	301,322
SM Prime Holdings, Inc.	486,150	330,620
Universal Robina Corp.	34,300	82,648

		2,210,736

Poland — 0.3%
Alior Bank SA(c)	6,930	98,668
Bank Handlowy w Warszawie SA	502	9,269
Bank Millennium SA(c)	13,346	31,640
Bank Polska Kasa Opieki SA	7,442	216,966
CCC SA	981	50,896
CD Projekt SA(c)	2,136	83,099
Cyfrowy Polsat SA(c)	8,953	54,167
Grupa Lotos SA	1,964	46,533
Jastrzebska Spolka Weglowa SA(c)	4,762	86,096
KGHM Polska Miedz SA(c)	7,250	172,001
LPP SA	55	115,636
mBank SA	573	65,074
Orange Polska SA(a)(c)	32,359	41,529
PGE Polska Grupa Energetyczna SA(c)	30,296	81,235
Polski Koncern Naftowy ORLEN SA	12,557	363,823
Polskie Gornictwo Naftowe i Gazownictwo SA	93,796	173,426
Powszechna Kasa Oszczednosci Bank Polski SA	39,078	412,803
Powszechny Zaklad Ubezpieczen SA	26,379	310,787
Santander Bank Polska SA	1,611	154,843

		2,568,491

Portugal — 0.1%
EDP — Energias de Portugal SA	98,398	344,224
Galp Energia SGPS SA	18,382	289,440
Jeronimo Martins SGPS SA	10,434	123,648

		757,312

Qatar — 0.3%
Barwa Real Estate Co.	2,548	27,814
Commercial Bank of Qatar QSC	3,352	36,062
Ezdan Holding Group QSC(c)	43,351	153,758
Industries Qatar QSC	6,371	232,395
Masraf Al Rayan QSC	15,444	176,023
Ooredoo QPSC	1,679	34,489
Qatar Electricity & Water Co. QSC	3,723	188,815
Qatar Insurance Co. SAQ	90	884
Qatar Islamic Bank SAQ	3,392	140,824
Qatar National Bank SAQ	20,950	1,113,086

		2,104,150

Romania — 0.0%
NEPI Rockcastle PLC(a)	11,085	87,062

Russia — 0.9%
Alrosa PJSC	97,100	136,777
Gazprom PJSC	338,617	741,196
Gazprom PJSC — ADR	34,210	151,459

Security	Shares	Value

Russia (continued)
Inter RAO UES PJSC	2,615,256	$145,166
LUKOIL PJSC	16,928	1,209,813
Lukoil PJSC — ADR	2,414	172,878
Magnit PJSC — GDR	14,687	186,918
MMC Norilsk Nickel PJSC	2,689	504,020
Mobile TeleSystems PJSC — ADR	25,223	176,561
Moscow Exchange MICEX-RTS PJSC(c)	63,850	74,273
Novatek PJSC — GDR	3,754	641,426
Novolipetsk Steel PJSC	57,306	129,133
Rosneft Oil Co. PJSC	21,260	130,999
Rosneft Oil Co. PJSC, — GDR	15,910	98,174
Sberbank of Russia PJSC	205,970	555,723
Sberbank of Russia PJSC — ADR	57,660	631,444
Severstal PJSC	10,830	146,429
Surgutneftegas OJSC — ADR	24,155	91,732
Tatneft PJSC	68,251	718,876
VTB Bank PJSC	86,510,000	42,020
VTB Bank PJSC, — GDR	50,000	55,576
X5 Retail Group NV, — GDR	4,370	107,852

		6,848,445

Singapore — 0.9%
Ascendas Real Estate Investment Trust	136,378	257,371
CapitaLand Commercial Trust	124,412	159,798
CapitaLand Ltd.	111,900	255,180
CapitaLand Mall Trust	85,800	142,281
City Developments Ltd.	17,400	103,734
ComfortDelGro Corp. Ltd.	98,300	155,269
DBS Group Holdings Ltd.	72,384	1,258,747
Genting Singapore Ltd.	233,000	166,786
Golden Agri-Resources Ltd.	270,000	48,476
Jardine Cycle & Carriage Ltd.	4,444	115,050
Keppel Corp. Ltd.	44,900	194,920
Oversea-Chinese Banking Corp. Ltd.	128,349	1,061,650
SATS Ltd.	24,800	84,942
Sembcorp Industries Ltd.	40,000	74,524
Singapore Airlines Ltd.	28,600	197,582
Singapore Exchange Ltd.	42,100	220,638
Singapore Press Holdings Ltd.(a)	37,200	64,104
Singapore Technologies Engineering Ltd.	68,700	176,112
Singapore Telecommunications Ltd.	349,400	751,990
Suntec Real Estate Investment Trust	137,100	178,839
United Overseas Bank Ltd.	48,500	877,364
UOL Group Ltd.	22,000	100,055
Venture Corp. Ltd.	11,200	114,988
Wilmar International Ltd.	64,800	148,395

		6,908,795

South Africa — 1.6%
Absa Group, Ltd.	20,871	234,249
Anglo American Platinum Ltd.	810	30,199
AngloGold Ashanti Ltd.	19,921	253,071
Aspen Pharmacare Holdings Ltd.	18,439	172,547
Bid Corp. Ltd.	14,178	260,817
Bidvest Group Ltd.	15,555	223,442
Capitec Bank Holdings Ltd.	1,291	100,044
Clicks Group Ltd.	10,206	135,683
Discovery Ltd.	20,716	230,025
Exxaro Resources Ltd.	6,860	66,177
FirstRand Ltd.	133,519	608,162
Fortress REIT, Ltd.(a)	74,733	75,247
Foschini Group Ltd.(a)	6,728	77,696
Gold Fields Ltd.	38,623	133,770
Growthpoint Properties Ltd.	72,731	118,222
Hyprop Investments Ltd.	7,562	42,836
Investec Ltd.	7,549	41,241

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) December 31, 2018	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

South Africa (continued)
Liberty Holdings Ltd.	1,922	$14,695
Life Healthcare Group Holdings Ltd.	22,772	41,872
MMI Holdings Ltd.(c)	20,454	24,288
Mondi Ltd.	7,836	168,792
Mr Price Group Ltd.(a)	10,819	184,840
MTN Group Ltd.	70,124	433,455
Naspers Ltd., Class N	17,900	3,583,874
Nedbank Group Ltd.	20,449	390,013
Netcare Ltd.(a)	28,346	51,873
Old Mutual Ltd.(a)	220,791	343,053
Pick n Pay Stores Ltd.	28,036	132,059
PSG Group Ltd.	2,684	45,510
Rand Merchant Investment Holdings Ltd.	48,390	122,274
Redefine Properties Ltd.	238,334	160,419
Remgro Ltd.	22,131	299,492
Resilient REIT Ltd.(a)	17,014	67,771
RMB Holdings Ltd.(a)	27,643	151,437
Sanlam Ltd.	68,068	377,041
Sappi Ltd.	29,677	168,349
Sasol Ltd.(a)	24,215	719,585
Shoprite Holdings Ltd.	21,012	277,560
Spar Group Ltd.(a)	4,305	62,021
Standard Bank Group Ltd.	50,299	624,940
Telkom SA SOC Ltd.	11,210	49,364
Tiger Brands Ltd.(a)	7,701	146,457
Truworths International Ltd.	20,564	125,754
Vodacom Group Ltd.	23,375	214,988
Woolworths Holdings Ltd.	39,270	150,397

		11,935,601

South Korea — 3.4%
Amorepacific Corp.(c)	1,381	259,843
Amorepacific Group(c)	739	48,222
BGF retail Co. Ltd.(c)	426	77,758
BNK Financial Group, Inc.(c)	6,269	41,170
Celltrion Healthcare Co. Ltd.(c)	1,428	96,913
Celltrion, Inc.(c)	3,422	687,441
Cheil Worldwide, Inc.(c)	4,081	82,251
CJ CheilJedang Corp.(c)	98	29,049
CJ Corp.(c)	848	92,490
CJ ENM Co. Ltd.	390	70,594
CJ Logistics Corp.(c)	414	61,926
Coway Co. Ltd.	2,504	166,290
Daelim Industrial Co. Ltd.	1,073	98,572
Daewoo Engineering & Construction Co. Ltd.(c)	19,237	92,881
DB Insurance Co. Ltd.	1,949	122,747
DGB Financial Group, Inc.	5,100	37,991
E-MART Inc.	545	89,004
Fila Korea Ltd.	2,176	105,105
GS Engineering & Construction Corp.	1,365	53,535
GS Holdings Corp.	2,934	135,579
Hana Financial Group, Inc.	13,571	441,367
Hankook Tire Co. Ltd.	4,552	163,607
Hanmi Pharm Co. Ltd.	230	96,011
Hanmi Science Co. Ltd.	788	55,867
Hanon Systems	15,127	146,588
Hanwha Chemical Corp.	4,037	73,225
Hanwha Corp.	1,508	42,359
Hanwha Life Insurance Co. Ltd.	7,120	26,955
HDC Hyundai Development Co-Engineering & Construction, Class E(c)	1,311	56,781
HLB, Inc.(c)	1,313	94,431
Hotel Shilla Co. Ltd.	1,174	80,527
Hyundai Heavy Industries Holdings Co. Ltd.(c)	422	130,741
Hyundai Department Store Co. Ltd.(c)	314	25,428

Security	Shares	Value

South Korea (continued)
Hyundai Engineering & Construction Co. Ltd.(c)	3,298	$161,521
Hyundai Glovis Co. Ltd.	385	44,486
Hyundai Heavy Industries Co. Ltd.(c)	1,655	190,888
Hyundai Marine & Fire Insurance Co. Ltd.	4,560	167,459
Hyundai Mobis Co. Ltd.	3,088	526,857
Hyundai Motor Co.	5,570	591,313
Hyundai Steel Co.	3,455	140,494
Industrial Bank of Korea	10,461	131,746
Kakao Corp.(c)	1,108	102,340
Kangwon Land, Inc.	7,491	214,454
KB Financial Group, Inc.	16,791	700,467
KCC Corp.	266	73,507
Kia Motors Corp.(c)	10,630	320,408
Korea Aerospace Industries Ltd.(c)	2,844	81,464
Korea Electric Power Corp.	10,419	308,628
Korea Gas Corp.(c)	753	32,547
Korea Investment Holdings Co. Ltd.	1,486	79,475
Korea Zinc Co. Ltd.	398	154,108
Korean Air Lines Co. Ltd.	4,193	124,282
KT Corp.(c)	1,200	31,998
KT&G Corp.(c)	5,115	465,703
Kumho Petrochemical Co. Ltd.	423	33,120
LG Chem Ltd.	1,889	588,837
LG Corp.	4,097	256,587
LG Display Co. Ltd.(c)	10,040	162,926
LG Electronics, Inc.(c)	3,643	204,275
LG Household & Health Care Ltd.	441	435,847
LG Uplus Corp.	5,800	91,664
Lotte Chemical Corp.	865	215,067
Lotte Corp.(c)	2,177	102,854
Lotte Shopping Co. Ltd.	260	49,090
Mirae Asset Daewoo Co. Ltd	9,107	53,465
NAVER Corp.	5,426	594,667
NCSoft Corp.	791	331,564
NH Investment & Securities Co. Ltd.	5,312	62,262
OCI Co. Ltd.	1,017	97,696
Orion Corp.	907	97,273
POSCO	3,587	784,590
Posco Daewoo Corp.	1,160	18,938
S-1 Corp.	442	39,712
S-Oil Corp.	1,514	132,060
Samsung Biologics Co. Ltd.(c)(d)	698	242,789
Samsung C&T Corp.	4,015	380,040
Samsung Card Co. Ltd.	1,210	37,382
Samsung Electro-Mechanics Co. Ltd.	2,111	196,791
Samsung Electronics Co. Ltd.	193,167	6,724,469
Samsung Engineering Co. Ltd.(c)	6,952	109,789
Samsung Fire & Marine Insurance Co. Ltd.	1,332	320,292
Samsung Heavy Industries Co. Ltd.(c)	10,782	71,767
Samsung Life Insurance Co. Ltd.	3,145	230,133
Samsung SDI Co. Ltd.	2,368	465,449
Samsung SDS Co. Ltd.(c)	929	170,016
Samsung Securities Co. Ltd.	2,723	77,006
Shinhan Financial Group Co. Ltd.(c)	17,571	622,999
Shinsegae Inc.	335	76,917
SillaJen, Inc.	2,140	141,651
SK Holdings Co. Ltd.	1,542	359,798
SK Hynix, Inc.	24,918	1,358,442
SK Innovation Co. Ltd.	2,988	479,617
SK Telecom Co. Ltd.	831	200,503
ViroMed Co. Ltd.(c)	585	134,016
Woori Bank	13,531	189,216
Yuhan Corp.	739	135,619

		25,604,588

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Spain — 2.0%
ACS Actividades de Construccion y Servicios SA	11,944	$462,320
Aena SME SA(d)	2,599	403,811
Amadeus IT Group SA	18,648	1,297,482
Banco Bilbao Vizcaya Argentaria SA	256,261	1,361,210
Banco de Sabadell SA	229,132	262,177
Banco Santander SA	641,517	2,913,124
Bankia SA	45,598	133,411
Bankinter SA	28,922	232,073
CaixaBank SA	160,526	581,334
Enagas SA	4,622	124,942
Endesa SA(a)	12,611	290,818
Ferrovial SA	20,885	422,977
Grifols SA	11,913	312,738
Iberdrola SA	247,950	1,991,008
Industria de Diseno Textil SA	44,739	1,141,948
Mapfre SA	66,978	177,888
Naturgy Energy Group SA	14,485	369,523
Red Electrica Corp. SA	13,061	291,263
Repsol SA	56,793	913,064
Siemens Gamesa Renewable Energy SA(c)	10,554	128,499
Telefonica SA(a)	187,448	1,577,824

		15,389,434

Sweden — 1.7%
Alfa Laval AB	11,214	241,070
Assa Abloy AB, Class B	40,346	722,467
Atlas Copco AB, A Shares	25,665	612,316
Atlas Copco AB, B Shares	15,828	346,819
Boliden AB	11,369	246,355
Electrolux AB, Class B	12,094	254,926
Epiroc AB, Class A(c)	32,741	311,191
Epiroc AB, Class B(c)	15,828	141,287
Essity AB, Class B	23,999	589,931
Hennes & Mauritz AB, Class B	35,427	503,810
Hexagon AB, Class B	9,081	419,792
Husqvarna AB, Class B	14,305	106,199
ICA Gruppen AB	2,777	99,206
Industrivarden AB, Class C	8,883	179,846
Investor AB, Class B	16,616	706,086
Kinnevik AB, Class B	10,274	248,624
L E Lundbergforetagen AB, B Shares	3,263	96,360
Lundin Petroleum AB	9,142	228,313
Millicom International Cellular SA, SDR	3,254	205,899
Sandvik AB	49,506	709,335
Securitas AB, Class B	13,331	214,761
Skandinaviska Enskilda Banken AB, Class A	69,868	679,179
Skanska AB, Class B	10,880	173,484
SKF AB, Class B	17,305	263,013
Svenska Handelsbanken AB, Class A	53,713	597,593
Swedbank AB, Class A	35,723	798,450
Swedish Match AB	6,615	260,416
Tele2 AB, Class B	13,773	175,658
Telefonaktiebolaget LM Ericsson, Class B	130,485	1,155,048
Telia Co. AB	104,011	494,769
Volvo AB, Class B	65,184	853,523

		12,635,726

Switzerland — 6.2%
ABB Ltd., Registered Shares	77,912	1,487,815
Adecco SA, Registered Shares	5,689	267,397
Baloise Holding AG, Registered Shares	2,014	278,054
Barry Callebaut AG, Registered Shares	93	145,141
Chocoladefabriken Lindt & Spruengli AG	47	292,052
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	4	298,301
Cie Financiere Richemont SA, Registered Shares	20,313	1,309,937

Security	Shares	Value

Switzerland (continued)
Clariant AG, Registered Shares(c)	3,965	$73,121
Coca-Cola HBC AG(c)	6,500	203,435
Credit Suisse Group AG, Registered Shares(c)	98,054	1,071,896
Dufry AG, Registered Shares(a)(c)	1,558	148,357
EMS-Chemie Holding AG, Registered Shares	450	214,253
Ferguson PLC	8,804	562,560
Geberit AG, Registered Shares	1,527	594,645
Givaudan SA, Registered Shares	405	939,061
Glencore PLC	469,774	1,746,650
Julius Baer Group Ltd.(c)	6,706	238,978
Kuehne + Nagel International AG, Registered Shares	1,945	250,373
LafargeHolcim Ltd., Registered Shares(c)	20,366	840,475
Lonza Group AG, Registered Shares(c)	3,109	808,199
Nestle SA, Registered Shares	124,209	10,081,144
Novartis AG, Registered Shares	87,945	7,531,978
Pargesa Holding SA, Bearer Shares	1,995	143,884
Partners Group Holding AG(a)	749	455,651
Roche Holding AG	28,514	7,078,853
Schindler Holding AG, Participation Certificates	1,755	348,461
Schindler Holding AG, Registered Shares	344	66,860
SGS SA, Registered Shares	229	515,484
Sika AG, Registered Shares	5,536	703,202
Sonova Holding AG, Registered Shares	2,263	372,142
STMicroelectronics NV	30,473	431,912
Straumann Holding AG, Registered Shares	365	230,520
Swatch Group AG, Bearer Shares(a)	1,402	409,184
Swatch Group AG, Registered Shares	972	56,222
Swiss Life Holding AG, Registered Shares(c)	1,676	646,885
Swiss Prime Site AG, Registered Shares(c)	3,413	276,457
Swiss Re AG	12,568	1,156,260
Swisscom AG, Registered Shares	841	401,978
Temenos AG, Registered Shares(c)	2,285	274,572
UBS Group AG, Registered Shares(c)	150,848	1,881,563
Vifor Pharma AG	2,169	236,021
Zurich Insurance Group AG	6,176	1,840,995

		46,910,928

Taiwan — 2.9%
Acer, Inc.(c)	69,504	43,886
Advantech Co. Ltd.	11,873	81,110
ASE Technology Holding Co. Ltd.(c)	146,343	277,299
Asia Cement Corp.	94,233	104,217
Asustek Computer, Inc.	38,220	250,488
AU Optronics Corp.	414,000	164,503
Catcher Technology Co. Ltd.	27,000	197,689
Cathay Financial Holding Co. Ltd.	377,935	578,554
Chailease Holding Co. Ltd.	43,130	136,039
Chang Hwa Commercial Bank Ltd.	230,085	128,850
Cheng Shin Rubber Industry Co. Ltd.	436	580
Chicony Electronics Co. Ltd.	15,856	32,288
China Airlines Ltd.	103,687	37,092
China Development Financial Holding Corp.	577,765	182,960
China Life Insurance Co. Ltd.	121,150	109,934
China Steel Corp.	580,638	458,510
Chunghwa Telecom Co. Ltd.	158,000	576,884
Compal Electronics, Inc.	192,000	108,891
CTBC Financial Holding Co. Ltd.	681,601	448,312
Delta Electronics, Inc.	67,000	281,991
E.Sun Financial Holding Co. Ltd.	312,123	204,181
Eclat Textile Co. Ltd.	7,303	82,587
Eva Airways Corp.	76,865	39,494
Evergreen Marine Corp. Taiwan Ltd.	103,629	40,181
Far Eastern New Century Corp.	95,607	86,826
Far EasTone Telecommunications Co. Ltd.	95,000	235,976
Feng TAY Enterprise Co. Ltd.	16,150	92,249

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (continued) December 31, 2018	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
First Financial Holding Co. Ltd.	479,665	$312,494
Formosa Chemicals & Fibre Corp.	128,360	439,125
Formosa Petrochemical Corp.	50,000	177,426
Formosa Plastics Corp.	152,040	499,754
Formosa Taffeta Co. Ltd.	31,000	34,873
Foxconn Technology Co. Ltd.	43,007	84,918
Fubon Financial Holding Co. Ltd.	278,952	427,995
Giant Manufacturing Co. Ltd.	10,000	46,936
Globalwafers Co. Ltd.	8,000	73,340
Highwealth Construction Corp.	62,400	91,293
Hiwin Technologies Corp.	12,035	86,827
Hon Hai Precision Industry Co. Ltd.	519,800	1,196,287
Hotai Motor Co. Ltd.	8,000	66,298
Hua Nan Financial Holdings Co. Ltd.	413,583	235,535
Innolux Corp.	428,494	135,789
Inventec Corp.	92,470	66,165
Largan Precision Co. Ltd.	4,000	417,380
Lite-On Technology Corp.	99,816	131,811
MediaTek, Inc.	69,255	515,430
Mega Financial Holding Co. Ltd.	505,110	426,425
Micro-Star International Co. Ltd.	6,000	14,930
Nan Ya Plastics Corp.	214,790	528,243
Nien Made Enterprise Co. Ltd.	9,000	68,942
Novatek Microelectronics Corp.	23,000	106,184
Pegatron Corp.	57,000	95,426
Phison Electronics Corp.	15,000	111,684
Pou Chen Corp.	92,000	97,455
Powertech Technology, Inc.	31,100	66,860
President Chain Store Corp.	26,000	261,950
Quanta Computer, Inc.	138,000	236,190
Realtek Semiconductor Corp.	23,240	107,786
Ruentex Development Co. Ltd.	34,384	50,101
Ruentex Industries Ltd.	10,512	26,881
Shin Kong Financial Holding Co. Ltd.	297,049	86,869
SinoPac Financial Holdings Co. Ltd.	547,741	183,310
Standard Foods Corp.	7,342	11,864
Synnex Technology International Corp.	58,500	69,120
TaiMed Biologics, Inc.(c)	15,000	80,206
Taishin Financial Holding Co. Ltd.	349,704	148,689
Taiwan Business Bank	272,273	91,672
Taiwan Cement Corp.	160,600	185,366
Taiwan Cooperative Financial Holding Co. Ltd.	434,035	249,345
Taiwan Mobile Co. Ltd.	67,800	234,798
Taiwan Semiconductor Manufacturing Co. Ltd.	998,000	7,246,707
Uni-President Enterprises Corp.	207,950	471,767
United Microelectronics Corp.	527,000	190,561
Vanguard International Semiconductor Corp.	38,000	73,705
Walsin Technology Corp.	13,000	65,676
Win Semiconductors Corp.	16,000	61,638
Wistron Corp.	133,161	82,365
WPG Holdings Ltd.	78,448	94,130
Yageo Corp.	10,783	111,688
Yuanta Financial Holding Co. Ltd.	432,260	217,310
Zhen Ding Technology Holding Ltd.	14,710	38,263

		22,215,353

Thailand — 0.6%
Advanced Info Service PCL — NVDR(a)	31,200	165,453
Airports of Thailand PCL — NVDR(a)	176,800	349,206
Bangkok Bank PCL, Foreign Registered Shares	11,900	75,744
Bangkok Dusit Medical Services PCL — NVDR	123,900	94,300
Banpu PCL — NVDR	227,900	103,709
BTS Group Holdings PCL — NVDR	249,200	73,132
Bumrungrad Hospital PCL — NVDR	22,400	128,937
Central Pattana PCL — NVDR	63,000	144,757

Security	Shares	Value

Thailand (continued)
Charoen Pokphand Foods PCL — NVDR	204,000	$154,177
CP ALL PCL — NVDR	217,700	459,699
Delta Electronics Thailand PCL — NVDR	20,000	42,709
Energy Absolute PCL — NVDR	45,000	58,847
Glow Energy PCL — NVDR	53,900	147,379
Home Product Center PCL — NVDR	82,832	38,654
Indorama Ventures PCL — NVDR	39,200	65,417
IRPC PCL — NVDR	492,400	86,979
Kasikornbank PCL — NVDR	19,800	112,633
Kasikornbank PCL, Foreign Registered Shares	58,200	330,168
Krung Thai Bank PCL — NVDR	143,775	84,829
Minor International PCL — NVDR	146,680	153,281
PTT Exploration & Production PCL — NVDR	76,522	265,560
PTT Global Chemical PCL — NVDR	57,368	125,699
PTT PCL — NVDR	463,000	652,963
Siam Cement PCL — NVDR	13,000	174,154
Siam Commercial Bank PCL — NVDR	77,500	318,122
Thai Oil PCL — NVDR	51,600	104,870
Thai Union Group PCL — NVDR(a)	80,700	40,185
TMB Bank PCL — NVDR	271,500	18,360
True Corp. PCL — NVDR(a)	355,740	56,890

		4,626,813

Turkey — 0.2%
Akbank TAS	114,009	147,079
Anadolu Efes Biracilik Ve Malt Sanayii AS	14,158	55,156
Arcelik AS	20,968	62,467
BIM Birlesik Magazalar AS(a)	8,704	143,072
Eregli Demir ve Celik Fabrikalari TAS	51,754	70,363
Ford Otomotiv Sanayi AS	2,700	25,471
Haci Omer Sabanci Holding AS	32,457	46,054
KOC Holding AS	17,992	48,155
Petkim Petrokimya Holding AS	61,898	58,821
TAV Havalimanlari Holding AS	2,171	9,804
Tupras Turkiye Petrol Rafinerileri AS	5,076	111,821
Turk Hava Yollari AO(c)	26,638	80,845
Turkcell Iletisim Hizmetleri AS	33,444	76,691
Turkiye Garanti Bankasi AS	101,489	152,119
Turkiye Halk Bankasi AS(a)	7,507	9,920
Turkiye Is Bankasi AS, Class C	88,347	75,399
Turkiye Sise ve Cam Fabrikalari AS	47,105	50,445

		1,223,682

United Arab Emirates — 0.2%
Abu Dhabi Commercial Bank PJSC	85,606	189,892
Aldar Properties PJSC	145,452	63,432
DP World Ltd.	10,522	179,926
Dubai Islamic Bank PJSC	48,113	65,497
Emaar Malls PJSC	81,000	39,383
Emaar Properties PJSC	172,958	194,444
Emirates Telecommunications Group Co. PJSC	97,764	452,048
First Abu Dhabi Bank PJSC	58,972	226,369
NMC Health PLC	4,897	170,911

		1,581,902

United Kingdom — 9.9%
3i Group PLC	43,115	425,425
Admiral Group PLC	8,197	213,890
Anglo American PLC(a)	44,259	989,661
Ashtead Group PLC	20,678	431,330
Associated British Foods PLC	15,586	406,226
AstraZeneca PLC	52,267	3,901,518
Auto Trader Group PLC(d)	41,090	238,461
Aviva PLC	151,776	726,400
Babcock International Group PLC	15,027	93,728
BAE Systems PLC	127,404	745,167

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Barclays PLC	666,812	$1,275,790
Barratt Developments PLC	42,917	253,156
Berkeley Group Holdings PLC	6,196	274,812
BP PLC	793,770	5,017,966
British American Tobacco PLC	94,173	2,996,492
British Land Co. PLC	46,491	316,151
BT Group PLC	331,654	1,008,425
Bunzl PLC	15,074	455,217
Burberry Group PLC	16,728	367,330
Carnival PLC	6,650	319,345
Centrica PLC	236,230	407,490
Coca-Cola European Partners PLC	8,599	394,264
Compass Group PLC	66,402	1,397,418
ConvaTec Group PLC(d)	35,621	63,095
Croda International PLC	5,674	338,856
Diageo PLC	97,883	3,497,790
Direct Line Insurance Group PLC	67,525	274,485
easyJet PLC	3,496	49,262
Experian PLC	38,122	924,150
Fiat Chrysler Automobiles NV(c)	43,996	634,350
G4S PLC	67,608	170,664
GlaxoSmithKline PLC	200,008	3,811,756
Hammerson PLC	27,556	116,009
Hargreaves Lansdown PLC	12,676	298,963
HSBC Holdings PLC	800,619	6,604,891
Imperial Brands PLC	38,382	1,164,959
Informa PLC	55,152	442,690
InterContinental Hotels Group PLC	7,241	391,686
International Consolidated Airlines Group SA	20,851	165,301
Intertek Group PLC	6,932	424,258
Investec PLC	31,614	177,725
ITV PLC	151,643	241,364
J. Sainsbury PLC	72,193	244,048
John Wood Group PLC	24,504	157,658
Johnson Matthey PLC	5,498	196,310
Kingfisher PLC	97,026	255,110
Land Securities Group PLC	31,499	323,427
Legal & General Group PLC	247,483	729,176
Lloyds Banking Group PLC(a)	2,889,610	1,904,772
London Stock Exchange Group PLC	12,339	640,154
Marks & Spencer Group PLC	65,719	206,121
Meggitt PLC	30,833	185,215
Melrose Industries PLC	214,759	448,654
Merlin Entertainments PLC(d)	40,221	162,918
Micro Focus International PLC	19,004	332,924
Mondi PLC	12,885	268,365
National Grid PLC	136,997	1,340,285
Next PLC	6,073	309,218
Pearson PLC	33,637	402,967
Persimmon PLC	14,724	362,590
Prudential PLC	96,696	1,726,647
Randgold Resources Ltd.	2,830	237,543
Reckitt Benckiser Group PLC	27,709	2,121,853
RELX PLC	79,799	1,645,486
Rio Tinto Ltd.	13,361	739,478
Rio Tinto PLC	48,315	2,313,921
Rolls-Royce Holdings PLC(c)	69,448	731,635
Royal Bank of Scotland Group PLC	196,307	544,567
Royal Mail PLC	43,082	149,533
RSA Insurance Group PLC	43,531	285,683
Sage Group PLC	45,514	349,067
Schroders PLC	4,883	152,075
Segro PLC	43,355	325,472
Severn Trent PLC	9,204	213,355

Security	Shares	Value

United Kingdom (continued)
Shire PLC	37,636	$2,189,948
Smith & Nephew PLC	36,626	685,590
Smiths Group PLC	14,972	260,647
SSE PLC	43,734	603,948
St. James’s Place PLC	15,074	181,548
Standard Chartered PLC	119,546	929,071
Standard Life Aberdeen PLC	99,552	325,967
Taylor Wimpey PLC	136,947	238,131
Tesco PLC	399,427	968,675
Unilever PLC	45,915	2,410,665
United Utilities Group PLC	27,989	263,166
Vodafone Group PLC	1,098,642	2,136,077
Weir Group PLC	9,549	158,124
Whitbread PLC	7,780	454,327
WM Morrison Supermarkets PLC	100,540	273,322
WPP PLC	49,232	535,791

		75,069,140

United States — 0.0%
Bausch Health Cos., Inc.(c)	12,671	234,356

Total Common Stocks — 97.5% (Cost — $673,787,868)		741,038,288

Preferred Stocks — 1.4%

Brazil — 0.7%
Banco Bradesco SA, Preference Shares(c)	135,389	1,350,135
Braskem SA, Preference ‘A’ Shares, Class A	11,000	134,472
Centrais Eletricas Brasileiras SA, Preference ‘B’ Shares(c)	687	4,993
Cia Brasileira de Distribuicao, Preference Shares	7,649	159,819
Cia Energetica de Minas Gerais, Preference Shares	34,268	122,545
Gerdau SA, Preference Shares	22,902	87,572
Itau Unibanco Holding SA, Preference Shares	207,441	1,900,060
Itausa — Investimentos Itau SA, Preference Shares	183,445	571,764
Lojas Americanas SA, Preference Shares	35,184	178,836
Petroleo Brasileiro SA, Preference Shares	150,576	881,136
Telefonica Brasil SA, Preference Shares	19,455	232,060

		5,623,392

Chile — 0.0%
Embotelladora Andina SA, Preference ‘B’ Shares	9,220	34,470
Sociedad Quimica y Minera de Chile SA, Preference ‘B’ Shares	4,912	193,260

		227,730

Colombia — 0.1%
Bancolombia SA, Preference Shares	29,726	287,420
Grupo Aval Acciones y Valores SA, Preference Shares	125,734	38,678
Grupo de Inversiones Suramericana SA, Preference Shares	5,800	55,509

		381,607

Germany — 0.4%
Bayerische Motoren Werke AG, Preference Shares	392	27,954
Fuchs Petrolub SE, Preference Shares	3,377	139,612
Henkel AG & Co. KGaA, Preference Shares	7,725	843,794
Porsche Automobil Holding SE, Preference Shares	6,325	371,988
Sartorius AG, Preference Shares	1,161	144,495
Volkswagen AG, Preference Shares	7,663	1,221,907

		2,749,750

Russia — 0.0%
Surgutneftegas PJSC, Preference Shares	395,000	222,917
Transneft PJSC, Preference Shares	32	78,534

		301,451

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (continued) December 31, 2018	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea — 0.2%
Amorepacific Corp., Preference Shares	382	$35,204
CJ Corp., Preference Shares(c)	127	3,073
Hyundai Motor Co., Preference Shares	852	53,630
Hyundai Motor Co., Second Preference Shares	1,756	121,173
LG Chem Ltd., Preference Shares	179	31,385
Samsung Electronics Co. Ltd., Preference Shares	37,138	1,061,169

		1,305,634

Total Preferred Stocks — 1.4% (Cost — $8,504,435)		10,589,564

Rights — 0.0%

Spain — 0.0%
Repsol SA (Expires 01/14/19)(c)	56,793	26,028

Total Rights — 0.0% (Cost — $26,515)		26,028

Total Long-Term Investments — 98.9% (Cost — $682,318,818)		751,653,880

Short-Term Securities — 3.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.58%(f)(g)(h)	26,138,501	26,141,114

Security	Shares	Value

Short-Term Securities (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.38%(f)(h)	2,472,228	$2,472,228

Total Short-Term Securities — 3.8% (Cost — $28,611,068)		28,613,342

Total Investments — 102.7% (Cost — $710,929,886)		780,267,222

Liabilities in Excess of Other Assets — (2.7)%		(20,569,827)

Net Assets — 100.0%		$759,697,395

(a)	Security, or a portion of the security, is on loan.
(b)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(c)	Non-income producing security.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of security was purchased with the cash collateral from loaned securities.

(h)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	32,928,247	(6,789,746)	26,138,501	$26,141,114	$277,529		$4,047	$(929)
BlackRock Cash Funds: Treasury, SL Agency Shares	1,291,425	1,180,803	2,472,228	2,472,228	56,118	(b)	—	—

				$28,613,342	$333,647		$4,047	$(929)

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Year End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Long Contracts:
E-Mini MSCI EAFE Index	62	03/15/19	$5,320	$(85,836)
MSCI Emerging Markets E-Mini Index	27	03/15/19	1,305	(8,888)
S&P/TSX 60 Index	19	03/14/19	597	(7,377)

				$(102,101)

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	Total International ex U.S. Index Master Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net realized depreciation(a)	$—	$—	$102,101	$—	$—	$—	$102,101

(a)

Includes cumulative depreciation on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	—	—	(1,069,379)	—	—	—	(1,069,379)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	(226,299)	—	—	—	(226,299)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures
Average notional value of contracts — long	$8,986,904

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$390,317	$35,709,620	$—	$36,099,937
Austria	—	1,254,282	—	1,254,282
Belgium	—	4,861,667	—	4,861,667
Brazil	8,996,612	—	—	8,996,612
Canada	48,162,151	—	—	48,162,151
Chile	1,821,088	181,297	—	2,002,385
China	14,049,225	39,035,166	281	53,084,672
Colombia	439,102	—	—	439,102
Czech Republic	—	372,158	—	372,158
Denmark	—	8,958,522	—	8,958,522
Finland	—	6,530,033	—	6,530,033
France	731,081	54,309,929	—	55,041,010
Germany	429,917	41,349,209	—	41,779,126
Greece	178,111	319,108	2	497,221
Hong Kong	265,890	25,747,866	—	26,013,756
Hungary	—	596,207	—	596,207
India	1,835,101	16,487,457	—	18,322,558
Indonesia	—	4,600,531	—	4,600,531
Ireland	438,462	3,057,746	—	3,496,208
Isle of Man	—	171,699	—	171,699
Israel	1,291,761	1,445,536	—	2,737,297
Italy	—	9,925,529	—	9,925,529
Japan	—	123,374,303	—	123,374,303
Luxembourg	89,415	1,060,402	—	1,149,817

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (continued) December 31, 2018	Total International ex U.S. Index Master Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Malaysia	$128,542	$4,608,835	$—	$4,737,377
Mexico	5,362,806	123,737	—	5,486,543
Netherlands	1,061,534	26,501,141	—	27,562,675
New Zealand	91,883	1,139,690	—	1,231,573
Norway	—	3,792,325	—	3,792,325
Pakistan	18,108	10,221	—	28,329
Peru	820,169	—	—	820,169
Philippines	18,161	2,192,575	—	2,210,736
Poland	—	2,568,491	—	2,568,491
Portugal	—	757,312	—	757,312
Qatar	—	2,104,150	—	2,104,150
Romania	87,062	—	—	87,062
Russia	176,561	6,671,884	—	6,848,445
Singapore	—	6,908,795	—	6,908,795
South Africa	189,590	11,746,011	—	11,935,601
South Korea	166,290	25,438,298	—	25,604,588
Spain	—	15,389,434	—	15,389,434
Sweden	—	12,635,726	—	12,635,726
Switzerland	298,301	46,612,627	—	46,910,928
Taiwan	—	22,215,353	—	22,215,353
Thailand	—	4,626,813	—	4,626,813
Turkey	—	1,223,682	—	1,223,682
United Arab Emirates	179,926	1,401,976	—	1,581,902
United Kingdom	394,264	74,674,876	—	75,069,140
United States	234,356	—	—	234,356
Preferred Stocks	6,232,729	4,356,835	—	10,589,564
Rights	26,028	—	—	26,028
Short-Term Securities	28,613,342	—	—	28,613,342

	$123,217,885	$657,049,054	$283	$780,267,222

Derivative Financial Instruments(a)
Liabilities:
Equity Contracts	$(102,101)	$—	$—	$(102,101)

(a) Derivative financial instruments are futures contracts. Futures are valued at the unrealized appreciation (depreciation) on the instrument.

Transfers between Level 1 and Level 2 were as follows:

	Transfers Out of Level 1(a)	Transfers Into Level 2(a)
Assets:
Investments:
Long-Term Investments:
Common Stocks	$(54,138,611)	$54,138,611
Preferred Stocks	(226,541)	226,541

	$(54,365,152)	$54,365,152

(a)	External pricing service used to reflect any significant market movement between the time Master Portfolio valued such foreign securities and the earlier closing of foreign markets.

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2018

Total International ex U.S. Index Master Portfolio

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $25,026,738 , cost — $682,318,818)	$751,653,880
Investments at value — affiliated (cost — $28,611,068)	28,613,342
Cash pledged for futures contracts	377,620
Foreign currency at value (cost — $1,958,111)	1,958,202
Receivables:
Dividends — unaffiliated	1,326,164
Securities lending income — affiliated	21,479
Variation margin on futures contracts	6,029
Investments sold	10,482,469
Dividends — affiliated	3,685
Prepaid expenses	503

Total assets	794,443,373

LIABILITIES
Cash collateral on securities loaned at value	26,132,966
Payables:
Withdrawals to investors	8,230,698
Deferred foreign capital gain tax	124,029
Investments purchased	4,263
Investment advisory fees	19,655
Trustees’ fees	5,203
Variation margin on futures contracts	4,725
Other accrued expenses	224,439

Total liabilities	34,745,978

NET ASSETS	$759,697,395

NET ASSETS CONSIST OF
Investors’ capital	$690,428,397
Accumulated earnings	69,268,998

NET ASSETS	$759,697,395

See notes to financial statements.

FINANCIAL STATEMENTS	37

Statement of Operations

Year Ended December 31, 2018

Total International ex U.S. Index Master Portfolio

INVESTMENT INCOME
Dividends — unaffiliated(a)	$31,228,187
Dividends — affiliated	56,118
Securities lending income — affiliated — net	277,529
Foreign taxes withheld	(4,045,970)

Total investment income	27,515,864

EXPENSES
Investment advisory	279,539
Custodian	286,199
Professional	61,078
Trustees	24,657
Printing	2,364
Pricing	72,500
Miscellaneous	12,345

Total expenses	738,682
Less fees waived and/or reimbursed by the Manager	(2,269)

Total expenses after fees waived and/or reimbursed	736,413

Net investment income	26,779,451

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments (including $11,254 foreign capital gain tax)	5,410,419
Investments — affiliated	4,047
Futures contracts	(1,069,379)
Foreign currency transactions	(165,986)

4,179,101

Net change in unrealized appreciation (depreciation) on:
Investments (including $124,029 foreign capital gain tax) — unaffiliated	(156,038,046)
Investments — affiliated	(929)
Futures contracts	(226,299)
Foreign currency translations	(70,189)

(156,335,463)

Net realized and unrealized loss	(152,156,362)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(125,376,911)

(a)	Includes non-recurring dividends in the amount of $1,075,389.

See notes to financial statements.

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	Total International ex U.S. Index Master Portfolio
	Year Ended December 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$26,779,451	$30,556,414
Net realized gain (loss)	4,179,101	(9,877,490)
Net change in unrealized appreciation (depreciation)	(156,335,463)	241,485,248

Net increase (decrease) in net assets resulting from operations	(125,376,911)	262,164,172

CAPITAL TRANSACTIONS
Proceeds from contributions	439,538,961	471,407,070
Value of withdrawals	(603,313,951)	(685,107,967)

Net decrease in net assets derived from capital share transactions	(163,774,990)	(213,700,897)

NET ASSETS
Total increase (decrease) in net assets	(289,151,901)	48,463,275
Beginning of year	1,048,849,296	1,000,386,021

End of year	$759,697,395	$1,048,849,296

See notes to financial statements.

FINANCIAL STATEMENTS	39

Financial Highlights

(For a share outstanding throughout each period)

	Total International ex U.S. Index Master Portfolio

	Year Ended December 31,
	2018	2017	2016	2015	2014

Total Return
Total return	(13.87)%	27.67%	4.41%	(5.80)%	(4.68)%

Ratios to Average Net Assets
Total expenses	0.08%	0.07%	0.08%	0.08%	0.15	%(a)

Total expenses after fees waived and paid indirectly	0.08%	0.07%	0.08%	0.07%	0.12	%(a)

Net investment income	2.87%	2.85%	2.90%	2.71%	3.08	%(a)

Supplemental Data
Net assets, end of year (000)	$759,697	$1,048,849	$1,000,386	$836,637	$591,197

Portfolio turnover rate	40%	57%	15%	6%	49%

(a)	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Total International ex U.S. Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified. MIP is organized as a Delaware statutory trust.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: The Master Portfolio’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Master Portfolio.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements  (continued)

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Master Portfolio. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Master Portfolio is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Master Portfolio could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Barclays Bank PLC	$494,633	$(494,633)	$—
BNP Paribas Prime Brokerage International Limited	6,741,925	(6,741,925)	—
BNP Paribas Securities Corp	47,074	(47,074)	—
Citigroup Global Markets Inc.	2,317,373	(2,317,373)	—
Credit Suisse Securities (USA) LLC	1,035,457	(1,035,457)	—
Deutsche Bank AG	11,806	(11,806)	—
Goldman Sachs & Co.	3,612,716	(3,612,716)	—
Jefferies LLC	1,274,001	(1,274,001)	—
JP Morgan Securities LLC	967,172	(967,172)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	446,826	(446,826)	—
Morgan Stanley & Co LLC	3,433,314	(3,433,314)	—
Morgan Stanley & Co. International PLC	197,482	(197,482)	—
Nomura Securities International Inc.	1,765,732	(1,765,732)	—
State Street Bank & Trust Company	1,942,649	(1,942,649)	—
UBS AG	738,578	(738,578)	—

	$25,026,738	$(25,026,738)	$—

(a)

Cash collateral with a value of $ 26,132,966 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (continued)

the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.03% of the average daily value of the Master Portfolio’s net assets.

BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to Master Portfolio, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2018, the amount waived and/or reimbursed was $2,269.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees who are not “interested persons” of the Master Portfolio, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the year ended December 31, 2018, there were no fees waived and/or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Pursuant to a securities lending agreement, the Master Portfolio retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2018, the Master Portfolio paid BTC $62,368 in total for securities lending agent services and collateral investment fees.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2018, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain Trustees and/or officers of the MIP are trustees and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2018, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
2,212,119	18,351,486	594,696

7.	PURCHASES AND SALES

For the year ended December 31, 2018, purchases and sales of investments excluding short-term securities were as follows: $384,520,490 and $532,292,691 respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$718,231,335

Gross unrealized appreciation	139,445,258
Gross unrealized depreciation	(77,416,562)

Net unrealized appreciation	$62,028,696

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (continued)

commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2018, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

The price the Master Portfolio could receive upon the sale of any particular portfolio investment may differ from the Master Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore Master Portfolio results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Master Portfolio, and the Master Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: The Master Portfolio invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Master Portfolio’s investments.

The United Kingdom is scheduled to withdraw from the European Union in March 2019, which may introduce significant new uncertainties and instability in the financial markets across Europe.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Master Portfolio’s investments.

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	47

Report of Independent Registered Public Accounting Firm	Total International ex U.S. Index Master Portfolio

To the Board of Trustees of Master Investment Portfolio and the Investors of

Total International ex U.S. Index Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Total International ex U.S. Index Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Rodney D. Johnson 1941	Chair of the Board (d) and Trustee (Since 2009)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	24 RICs consisting of 138 Portfolios	None
Mark Stalnecker 1951	Chair Elect of the Board (Since 2018) (d) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	24 RICs consisting of 138 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (PCRI) since 2017.	24 RICs consisting of 138 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	24 RICs consisting of 138 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	24 RICs consisting of 138 Portfolios	None
Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	24 RICs consisting of 138 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	24 RICs consisting of 138 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee (Since 2009)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	24 RICs consisting of 138 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	49

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	24 RICs consisting of 138 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	24 RICs consisting of 138 Portfolios	None
Frederick W. Winter 1945	Trustee (Since 2009)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	24 RICs consisting of 138 Portfolios	None

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Member of the Board of Managers of BlackRock Investments, LLC since 2011; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	127 RICs consisting of 304 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 304 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has approved extending the mandatory retirement age for Rodney D. Johnson until December 31, 2018.

(c) In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, certain Independent Trustees were elected to the Board. As a result, although the chart shows certain Independent Trustees as joining the Board in 2009, those Independent Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(d) Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

50	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2009)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock , Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about the Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

At a special meeting of shareholders held on November 21, 2018, each Fund’s shareholders and each Master Portfolio’s interestholders elected Trustees who took office on January 1, 2019. The newly elected Trustees include ten former Trustees and five individuals who served as directors/trustees of the funds in the BlackRock Equity-Bond Complex. Information regarding the individuals who began serving as Trustees effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust/MIP

400 Howard Street

San Francisco, CA 94105

TRUSTEE AND OFFICER INFORMATION	51

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of the Trust. The newly elected Trustees took office effective January 1, 2019.

Shareholders approved the Trustees* of BlackRock Funds III with voting results as follows:

	Votes For	Votes Withheld
Bruce R. Bond	74,530,043,622	332,513,579
Susan J. Carter	74,632,807,465	229,749,735
Collette Chilton	74,606,070,125	256,487,076
Neil A. Cotty	74,519,888,492	342,668,709
Robert Fairbairn	74,487,805,275	374,751,925
Lena G. Goldberg	74,560,684,153	301,873,047
Robert M. Hernandez	74,552,443,194	310,114,006
Henry R. Keizer	74,581,539,095	281,018,105
Cynthia A. Montgomery	74,593,918,281	268,638,919
Donald C. Opatrny	74,537,022,996	325,534,205
John M. Perlowski	74,513,534,069	349,023,132
Joseph P. Platt	74,562,906,468	299,650,732
Mark Stalnecker	74,563,261,799	299,295,401
Kenneth L. Urish	74,524,944,737	337,612,464
Claire A. Walton	74,595,571,180	266,986,021

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as trustees for other BlackRock-advised equity, multi-asset, index and money market funds.

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of the Trust. The newly elected Trustees took office effective January 1, 2019.

Shareholders approved the Trustees* of Master Investment Portfolio with voting results as follows:

	Votes For	Votes Withheld	Votes Abstained
Bruce R. Bond	114,235,868,542	568,012,891	641,786,714
Susan J. Carter	114,644,969,512	314,986,585	485,712,049
Collette Chilton	114,535,742,702	412,456,983	497,468,461
Neil A. Cotty	114,294,090,740	648,797,018	502,780,388
Robert Fairbairn	114,073,048,324	869,686,392	502,933,430
Lena G. Goldberg	114,462,170,860	487,956,046	495,541,240
Robert M. Hernandez	114,478,389,572	461,883,856	505,394,718
Henry R. Keizer	114,350,013,418	592,432,169	503,222,560
Cynthia A. Montgomery	114,570,515,635	380,167,878	494,984,633
Donald C. Opatrny	114,233,094,017	712,297,050	500,277,079
John M. Perlowski	114,154,454,706	787,250,166	503,963,275
Joseph P. Platt	114,347,337,899	591,983,810	506,346,437
Mark Stalnecker	114,353,522,475	588,157,237	503,988,435
Kenneth L. Urish	114,294,097,454	648,416,164	503,154,528
Claire A. Walton	114,578,394,936	379,651,521	487,621,690

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as trustees for other BlackRock-advised equity, multi-asset, index and money market funds.

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

52	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	53

Glossary of Terms Used in this Report

Currency

BHD	Bahraini Dinar

CLP	Chilean Peso

NOK	Norwegian Krone

Portfolio Abbreviations

ADR	American Depositary Receipts

CVA	Certificaten Van Aandelen (Dutch Certificate)

GDR	Global Depositary Receipt

MSCI	Morgan Stanley Capital International

NVDR	Non-voting Depository Receipts

REIT	Real Estate Investment Trust

S&P	S&P Global Ratings

54	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

TIEXUS-12/18-AR

DECEMBER 31, 2018

ANNUAL REPORT

BlackRock Funds III

➢	iShares Russell 1000 Large-Cap Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call 1-800-441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended December 31, 2018, concerns about a variety of political risks and a modest slowdown in global growth worked against the equity market despite solid corporate earnings, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy for most of the reporting period, risk-taking declined sharply later in the reporting period. As a result, bonds held their value better than stocks, which posted negative returns across the globe. Shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased. This led to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession. However, given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds posted flat returns, and high-yield bonds declined slightly. Recent sell-offs in risk assets have flattened asset returns along the risk spectrum somewhat, which bears further scrutiny in the months ahead.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. By our estimation, the Fed’s neutral interest rate, or the theoretical rate that is neither stimulative nor restrictive to the economy, is approximately 3.0%. With that perspective, the Fed’s current policy is still mildly stimulative to the U.S. economy, which leaves room for further Fed rate hikes to arrive at monetary policy that is a neutral factor for economic growth.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. This was accompanied by a broad based risk-off in December — which was the worst December performance on record since 1931. Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low.

Economic growth and global earnings are likely to slow somewhat in 2019 — the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. Trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. Going into 2019, we also favor short-term bonds over long-term bonds because they offer nearly equivalent yields with far lower volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(6.85)%	(4.38)%
U.S. small cap equities (Russell 2000® Index)	(17.35)	(11.01)
International equities (MSCI Europe, Australasia, Far East Index)	(11.35)	(13.79)
Emerging market equities (MSCI Emerging Markets Index)	(8.48)	(14.57)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.06	1.87
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	2.72	(0.03)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.65	0.01
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.38	1.36
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.24)	(2.08)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2018	iShares Russell 1000 Large-Cap Index Fund

Investment Objective

iShares Russell 1000 Large-Cap Index Fund’s (the “Fund”) investment objective is to match the performance of the Russell 1000® Index as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2018, the Fund’s Institutional Shares returned (4.88)%, Investor A Shares returned (5.15)%, and Class K Shares returned (4.85)%. The benchmark Russell 1000® Index returned (4.78)% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in Large Cap Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

In the beginning of the first quarter of 2018, the low volatility regime that helped global equity markets reach record highs in 2017 continued to support U.S. markets. Further fueled by tax-reform optimism, January saw markets rally, led higher by momentum and information technology names. However, as the first quarter progressed, a combination of economic over-heating concerns, the return of volatility, rising yields and the specter of trade wars weighed on markets.

Contrary to what the U.S. equity market’s lackluster performance would suggest, the U.S. economy remained healthy in the first quarter of 2018. This supported the Fed’s decision to increase interest rates in March and to revise higher their rate hike expectations for 2019.

Despite the fluid headlines and ongoing threats regarding the topic of U.S. protectionism in the second quarter of 2018, investors found confidence in strong U.S. economic data and earnings growth. On the macroeconomic front, the U.S. unemployment rate struck 3.8%, the lowest level since 1975. Economic reports throughout the second quarter of 2018 also indicated strong economic conditions. Additionally, the core personal consumption expenditure hit the Fed’s target rate of 2%, supporting their decision to raise rates in June. From a sector standpoint, energy outperformed as a prolonged period of higher crude oil prices increased the attractiveness of energy company shares.

In the third quarter of 2018, U.S. large cap equities reached all-time highs as impressive economic growth and earnings results fueled risk-on appetite and outweighed the specter of trade wars. Despite the announcement of tariffs on $505 billion of Chinese goods and China’s retaliatory measures, U.S. equity volatility was limited. Macroeconomic releases continued to showcase strength in both labor and economic conditions. The strength of the economy allowed the Fed to raise the target range of the benchmark federal funds rate from 2% to 2.25%.

More broadly, concerns over Fed policy, Sino-American trade tensions, and a potential slowdown in growth contributed to investor anxiety throughout the fourth quarter of 2018. The quarter began with Fed Chairman Powell’s comment that the U.S. Federal Funds rate was “a long way from neutral.” The hawkish comment drove a temporary sell-off in Treasuries. However, this was short lived as declines in energy prices and softness in portions of the U.S. economy contributed to a reduction in inflation expectations. This was accompanied by a broad based risk-off in December — which was the worst December performance on record since 1931 — and the 10-year U.S. Treasury yield ended the quarter lower than its intra-quarter highs.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Russell 1000® Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	iShares Russell 1000 Large-Cap Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including administration fees, if any.
(b)

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio will be substantially invested in equity securities in the Russell 1000® Index and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 1000® Index.

(c)

An index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

(d)	Commencement of operations.

Performance Summary for the Period Ended December 31, 2018

		Average Annual Total Returns (a)
	6-Month Total Returns	1 Year	5 Years	Since Inception (b)
Institutional	(7.47)%	(4.88)%	8.07%	10.54%
Investor A	(7.58)	(5.15)	7.79	10.22
Class K	(7.42)	(4.85)	8.13	10.55
Russell 1000® Index	(7.42)	(4.78)	8.21	10.68

(a)	See “About Fund Performance” on Page 6 for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on March 31, 2011.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$925.30	$0.63	$1,000.00	$1,024.55	$0.66	0.13%
Investor A	1,000.00	924.20	1.84	1,000.00	1,023.29	1.94	0.38
Class K	1,000.00	925.80	0.39	1,000.00	1,024.80	0.41	0.08

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

FUND SUMMARY	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 4 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2018 and held through December 31, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2018

iShares Russell 1000 Large-Cap Index Fund

ASSETS
Investments at value — Master Portfolio	$313,973,123
Receivables:
Capital shares sold	7,742,156
From the Administrator/Manager	55,895
Prepaid expenses	12,150

Total assets	321,783,324

LIABILITIES
Bank overdraft	26,243
Payables:
Contributions to the Master portfolio	160,945
Capital shares redeemed	7,581,403
Service fees	12,565
Administration fees	4,623
Board realignment and consolidation	44,466
Recoupment of past waived fees	1,048
Directors’ and Officer’s fees	61
Other accrued expenses	76,246

Total liabilities	7,907,600

NET ASSETS	$313,875,724

NET ASSETS CONSIST OF
Paid-in capital	$258,758,574
Accumulated earnings	55,117,150

NET ASSETS	$313,875,724

NET ASSET VALUE
Institutional — Based on net assets of $102,279,089 and 6,168,930 shares outstanding, unlimited number of shares authorized, no par value	$16.58

Investor A — Based on net assets of $57,499,801 and 3,488,225 shares outstanding, unlimited number of shares authorized, no par value	$16.48

Class K — Based on net assets of $154,096,834 and 9,330,247 shares outstanding, unlimited number of shares authorized, no par value	$16.52

See notes to financial statements.

FINANCIAL STATEMENTS	7

Statement of Operations

Year Ended December 31, 2018

iShares Russell 1000 Large-Cap Index Fund

INVESTMENT INCOME
Net investment income allocated from the Master portfolio:
Dividends — unaffiliated	$4,931,804
Dividends — affiliated	90,714
Securities lending income — affiliated — net	52,518
Foreign taxes withheld	(440)
Expenses	(89,253)
Fees waived	2,126

Total investment income	4,987,469

FUND EXPENSES
Administration	25,423
Service — class specific	166,285
Transfer agent — class specific	367,829
Registration	67,012
Professional	43,570
Printing	27,387
Accounting services	2,475
Trustees and Officer	99
Board realignment and consolidation	44,466
Recoupment of past waived and/or reimbursed fees—class specific	912
Miscellaneous	8,482

Total expenses	753,940
Less:
Fees waived and/or reimbursed by the Administrator/Manager	(102,518)
Transfer agent fees waived and/or reimbursed — class specific	(308,736)

Total expenses after fees waived and/or reimbursed	342,686

Net investment income	4,644,783

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain (loss) from:
Investments	1,399,995
Futures contracts	(189,511)

1,210,484

Net change in unrealized appreciation (depreciation) on:
Investments	(23,145,687)
Futures contracts	(11,211)

(23,156,898)

Net realized and unrealized loss	(21,946,414)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,301,631)

See notes to financial statements.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares Russell 1000 Large-Cap Index Fund

	Year Ended December 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,644,783	$3,879,516
Net realized gain (loss)	1,210,484	1,503,634
Net change in unrealized appreciation (depreciation)	(23,156,898)	36,652,998

Net increase (decrease) in net assets resulting from operations	(17,301,631)	42,036,148

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
From net investment income and net realized gain:
Institutional	(1,332,772)	(1,036,239)
Investor A	(1,251,128)	(1,503,331)
Class K	(3,120,575)	(3,119,283)
From return of capital:
Institutional	—	(9,370)
Investor A	—	(13,661)
Class K	—	(20,316)

Decrease in net assets resulting from distributions to shareholders	(5,704,475)	(5,702,200)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	125,324,876	9,596,509

NET ASSETS
Total increase in net assets	102,318,770	45,930,457
Beginning of year	211,556,954	165,626,497

End of year	$313,875,724	$211,556,954

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and distributions in excess of net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 7 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	9

Financial Highlights

(For a share outstanding throughout each period)

	iShares Russell 1000 Large-Cap Index Fund

	Institutional

	Year Ended December 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of year	$17.82		$15.07		$14.08		$14.72		$13.49

Net investment income(a)	0.34		0.30		0.31		0.28		0.26
Net realized and unrealized gain (loss)	(1.19)		2.91		1.35		(0.16)		1.49

Net increase (decrease) from investment operations	(0.85)		3.21		1.66		0.12		1.75

Distributions(b)
From net investment income	(0.33)		(0.35)		(0.29)		(0.29)		(0.25)
From net realized gain	(0.06)		(0.11)		(0.38)		(0.47)		(0.27)
From return of capital	—		(0.00	)(c)	—		—		—

Total distributions	(0.39)		(0.46)		(0.67)		(0.76)		(0.52)

Net asset value, end of year	$16.58		$17.82		$15.07		$14.08		$14.72

Total Return(d)
Based on net asset value	(4.88)%		21.46%		11.92%		0.82%		13.07%

Ratios to Average Net Assets(e)
Total expenses	0.17	%(f)(g)	0.17	%(f)(g)	0.13	%(f)	0.27	%(h)	0.59%

Total expenses after fees waived and/or reimbursed	0.13	%(f)	0.13	%(f)	0.09	%(f)	0.13	%(h)	0.16%

Net investment income	1.89	%(f)	1.82	%(f)	2.14	%(f)	1.93	%(h)	1.81%

Supplemental Data
Net assets, end of year (000)	$102,279		$45,733		$18,964		$3,431		$363

Portfolio turnover rate of the Master Portfolio	12%		12%		13%		6%		6%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

See notes to financial statements

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell 1000 Large-Cap Index Fund (continued)

	Investor A

	Year Ended December 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of year	$17.72		$14.99		$14.01		$14.65		$13.43

Net investment income(a)	0.29		0.26		0.25		0.24		0.22
Net realized and unrealized gain (loss)	(1.18)		2.89		1.36		(0.16)		1.49

Net increase (decrease) from investment operations	(0.89)		3.15		1.61		0.08		1.71

Distributions(b)
From net investment income	(0.29)		(0.31)		(0.25)		(0.25)		(0.22)
From net realized gain	(0.06)		(0.11)		(0.38)		(0.47)		(0.27)
From return of capital	—		(0.00	)(c)	—		—		—

Total distributions	(0.35)		(0.42)		(0.63)		(0.72)		(0.49)

Net asset value, end of year	$16.48		$17.72		$14.99		$14.01		$14.65

Total Return(d)
Based on net asset value	(5.15)%		21.16%		11.61%		0.56%		12.79%

Ratios to Average Net Assets(e)
Total expenses	0.87	%(f)	0.68	%(f)(g)	0.48	%(f)	0.54	%(h)	0.57%

Total expenses after fees waived and/or reimbursed	0.38	%(f)	0.38	%(f)	0.38	%(f)	0.39	%(h)	0.41%

Net investment income	1.60	%(f)	1.56	%(f)	1.76	%(f)	1.62	%(h)	1.56%

Supplemental Data
Net assets, end of year (000)	$57,500		$66,675		$23,939		$17,397		$17,507

Portfolio turnover rate of the Master Portfolio	12%		12%		13%		6%		6%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended December, 31, 2017 the expense ratio would have been 0.67%.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	11

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell 1000 Large-Cap Index Fund (continued)

	Class K

	Year Ended December 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of year	$17.76		$15.01		$14.03		$14.67		$13.44

Net investment income(a)	0.35		0.31		0.30		0.28		0.26
Net realized and unrealized gain (loss)	(1.19)		2.91		1.36		(0.15)		1.50

Net increase (decrease) from investment operations	(0.84)		3.22		1.66		0.13		1.76

Distributions(b)
From net investment income	(0.34)		(0.36)		(0.30)		(0.30)		(0.27)
From net realized gain	(0.06)		(0.11)		(0.38)		(0.47)		(0.26)
From return of capital	—		(0.00	)(c)	—		—		—

Total distributions	(0.40)		(0.47)		(0.68)		(0.77)		(0.53)

Net asset value, end of year	$16.52		$17.76		$15.01		$14.03		$14.67

Total Return(d)
Based on net asset value	(4.85)%		21.60%		11.92%		0.86%		13.17%

Ratios to Average Net Assets(e)
Total expenses	0.13	%(f)	0.10	%(f)(g)	0.12	%(f)	0.19	%(h)	0.24%

Total expenses after fees waived and/or reimbursed	0.08	%(f)	0.08	%(f)	0.08	%(f)	0.09	%(h)	0.12%

Net investment income	1.92	%(f)	1.87	%(f)	2.06	%(f)	1.91	%(h)	1.83%

Supplemental Data
Net assets, end of year (000)	$154,097		$99,149		$122,724		$77,632		$70,348

Portfolio turnover rate of the Master Portfolio	12%		12%		13%		6%		6%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

See notes to financial statements.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements	iShares Russell 1000 Large-Cap Index Fund

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. iShares Russell 1000 Large-Cap Index Fund (the “Fund”) is a series of the Trust. The Trust is organized as a Delaware statutory trust. The Fund is classified as diversified. The Fund seeks to achieve its investment objective by investing all of its assets in Large Cap Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), an affiliate of the Fund which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At December 31, 2018, the percentage of the Master Portfolio owned by the Fund was 3.05%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold without a sales charge. Investor A Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. The Board of Trustees of the Trust and Board of Trustees of MIP are referred to throughout this report as the “Board of Trustees” or the “Board” and the members are referred to as “Trustees.”

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional Shares	No	No	None
Investor A Shares	No	No	None
Class K Shares	No	No	None

The Fund, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by BlackRock Advisors, LLC (“BAL” or the “Administrator”), are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with Administrator, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.01% of the average daily net assets of the Fund. The Fund does not pay an investment advisory fee or investment management fee.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of the Investor A Shares.

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements (continued)	iShares Russell 1000 Large-Cap Index Fund

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2018, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations. For the year ended December 31, 2018, the Fund did not pay any amounts to affiliates in return for these services.

The Administrator maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended December 31, 2018, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Class K	Total
$282	$22,744	$791	$23,817

For the year ended December 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Class K	Total
$27,941	$329,925	$9,963	$367,829

Expense Limitations, Waivers, Reimbursements, and Recoupments: BAL and BFA contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Class K
0.13%	0.38%	0.08%

The Administrator has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2019, unless approved by the Board, including a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Administrator and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations. For the year ended December 31, 2018, class specific transfer agent fees waived are as follows:

Institutional	Investor A	Class K	Total
$2,342	$296,480	$9,914	$308,736

The Fund has begun to incur expenses in connection with a potential realignment and consolidation of the boards of trustees of certain BlackRock-advised funds, including the Fund. BlackRock Fund Advisors (“BFA” or the “Manager”) has voluntarily agreed to reimburse the Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statement of Operations. For the year ended December 31, 2018, the amount waived and/or reimbursed was $44,466.

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from BAL or BFA, are less than the current expense limitation for that share class, BAL and/or BFA is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) BAL, BFA or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

For the year ended December 31, 2018, BAL recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Fund:

Institutional	Investor A	Class K
$912	$—	$—

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)	iShares Russell 1000 Large-Cap Index Fund

On December 31, 2018 the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expiring December 31,	2019	2020
Fund Level	$40,773	58,052
Institutional	5,580	2,342
Investor A	150,849	296,480
Class K	1,740	9,914

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Administrator, expired on December 31, 2018:

Fund Level	$63,167
Institutional	464
Investor A	11,132
Class K	135

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”) the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2018, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the reclassification of distributions were reclassified to the following accounts:

The tax character of distributions paid was as follows:

	12/31/18	12/31/17
Ordinary income	$5,417,827	$4,827,732
Long-term capital gains	286,648	831,121
Return of capital	—	43,347

	$5,704,475	$5,702,200

As of period end, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$143,692
Undistributed long-term capital gains	1,125,197
Net unrealized gains (losses)(a)	53,848,261

$55,117,150

(a)	The differences between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the limiting and recognition of partnership income.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements (continued)	iShares Russell 1000 Large-Cap Index Fund

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/18		Year Ended 12/31/17
	Shares	Amount	Shares	Amount
Institutional
Shares sold	5,051,507	$88,693,979	1,918,726	$31,654,047
Shares issued in reinvestment of distributions	74,900	1,331,969	60,273	1,041,485
Shares redeemed	(1,523,221)	(26,923,935)	(671,795)	(11,130,054)

Net increase	3,603,186	$63,102,013	1,307,204	$21,565,478

Investor A
Shares sold	1,705,626	$30,961,424	4,242,135	$68,837,840
Shares issued in reinvestment of distributions	70,288	1,251,040	88,140	1,513,776
Shares redeemed	(2,049,828)	(37,625,741)	(2,165,076)	(36,295,029)

Net increase (decrease)	(273,914)	$(5,413,277)	2,165,199	$34,056,587

Class K
Shares sold	5,439,208	$98,354,555	5,485,759	$92,178,523
Shares issued in reinvestment of distributions	170,696	3,044,531	160,429	2,739,442
Shares redeemed	(1,863,036)	(33,762,946)	(8,237,363)	(140,943,521)

Net increase (decrease)	3,746,868	$67,636,140	(2,591,175)	$(46,025,556)

Total Net Increase	7,076,140	$125,324,876	881,228	$9,596,509

7.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the Statement of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulations S-X changes.

Distributions for the year ended December 31, 2017 were classified as follows:

Share Class	Net Investment Income	Net Realized Gain	Return of Capital
Institutional	$697,527	$338,712	$9,370
Investor A	983,763	519,568	13,661
Class K	2,277,346	841,937	20,316

Distributions in excess of net investment income as of December 31, 2017 was $240,334.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm	iShares Russell 1000 Large-Cap Index Fund

To the Board of Trustees of BlackRock Funds III and the Shareholders of

iShares Russell 1000 Large-Cap Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of iShares Russell 1000 Large-Cap Index Fund (one of the series constituting BlackRock Funds III, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the administrator of the Master Portfolio. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

Important Tax Information  (unaudited)

During the fiscal year ended December 31, 2018, the following information is provided with respect to the ordinary income distributions paid by the Fund:

January – December 2018
Qualified Dividend Income for Individuals(a)	73.86%
Dividends Qualifying for the Dividend Received Deductions for Corporations(a)	71.16
Interest-Related Dividends and Qualified Short Term Capital Gains for Non-U.S. Residents(b)	14.87

(a)	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
(b)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholdings for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $0.017672 per share to shareholders of record on December 13, 2018.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM / IMPORTANT TAX INFORMATION	17

Master Portfolio Information as of December 31, 2018	Large Cap Index Master Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Microsoft Corp.	3%
Apple, Inc.	3
Amazon.com, Inc.	3
Berkshire Hathaway, Inc., Class B	2
Johnson & Johnson	1
JPMorgan Chase & Co.	1
Alphabet, Inc., Class C	1
Facebook, Inc., Class A	1
Alphabet, Inc., Class A	1
Exxon Mobil Corp.	1

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	20%
Health Care	15
Financials	13
Consumer Discretionary	10
Communication Services	10
Industrials	10
Short-Term Securities	9
Consumer Staples	7
Energy	5
Real Estate	4
Utilities	3
Materials	3
Investment Companies	— (a)
Liabilities in Excess of Other Assets	(9)

(a)	Represents less than 1% of Net Assets.

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Master Portfolio’s Notes to Financial Statements.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2018	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.3%

Aerospace & Defense — 2.4%
Arconic, Inc.	182,315	$3,073,831
Boeing Co.	233,903	75,433,718
Curtiss-Wright Corp.	18,636	1,903,108
General Dynamics Corp.(a)	113,915	17,908,577
Harris Corp.(a)	52,091	7,014,053
HEICO Corp.(a)	15,605	1,209,075
HEICO Corp., Class A(a)	31,038	1,955,394
Hexcel Corp.	36,064	2,067,910
Huntington Ingalls Industries, Inc.	18,496	3,519,974
L3 Technologies, Inc.	34,604	6,009,331
Lockheed Martin Corp.	108,566	28,426,921
Northrop Grumman Corp.(a)	70,942	17,373,696
Raytheon Co.(a)	126,176	19,349,090
Spirit AeroSystems Holdings, Inc., Class A(a)	47,737	3,441,360
Teledyne Technologies, Inc.(b)	15,007	3,107,499
Textron, Inc.	108,368	4,983,844
TransDigm Group, Inc.(b)	21,433	7,288,506
United Technologies Corp.(a)	354,397	37,736,193

		241,802,080

Air Freight & Logistics — 0.6%
C.H. Robinson Worldwide, Inc.(a)	58,874	4,950,715
Expeditors International of Washington, Inc.(a)	73,361	4,995,150
FedEx Corp.(a)	107,147	17,286,026
United Parcel Service, Inc., Class B(a)	301,987	29,452,792
XPO Logistics, Inc.(a)(b)	53,484	3,050,727

		59,735,410

Airlines — 0.5%
Alaska Air Group, Inc.(a)	51,905	3,158,419
American Airlines Group, Inc.(a)	182,868	5,871,892
Copa Holdings SA, Class A(a)	14,161	1,114,612
Delta Air Lines, Inc.(a)	279,028	13,923,497
JetBlue Airways Corp.(a)(b)	131,723	2,115,472
Southwest Airlines Co.	225,396	10,476,406
United Continental Holdings, Inc.(a)(b)	107,726	9,019,898

		45,680,196

Auto Components — 0.2%
Adient PLC(a)	46,270	696,826
Aptiv PLC	116,849	7,194,393
BorgWarner, Inc.	95,278	3,309,958
Garrett Motion, Inc.(b)	29,492	363,931
Gentex Corp.	113,088	2,285,509
Goodyear Tire & Rubber Co.	99,954	2,040,061
Lear Corp.(a)	29,221	3,590,092
Visteon Corp.(a)(b)	11,686	704,432

		20,185,202

Automobiles — 0.5%
Ford Motor Co.	1,715,358	13,122,489
General Motors Co.(a)	574,153	19,205,418
Harley-Davidson, Inc.(a)	68,360	2,332,443
Tesla, Inc.(a)(b)	59,888	19,930,726
Thor Industries, Inc.(a)	22,737	1,182,324

		55,773,400

Banks — 5.5%
Associated Banc-Corp	73,078	1,446,214
Bank of America Corp.	3,994,269	98,418,788
Bank of Hawaii Corp.(a)	18,581	1,250,873
Bank OZK(a)	49,215	1,123,578
BankUnited, Inc.	42,374	1,268,678
BB&T Corp.	336,953	14,596,804
BOK Financial Corp.(a)	12,616	925,131

Security	Shares	Value

Banks (continued)
CIT Group, Inc.(a)	44,306	$1,695,591
Citigroup, Inc.	1,068,664	55,634,648
Citizens Financial Group, Inc.	212,885	6,329,071
Comerica, Inc.(a)	73,604	5,055,859
Commerce Bancshares, Inc.(a)	42,611	2,401,982
Cullen/Frost Bankers, Inc.(a)	25,247	2,220,221
East West Bancorp, Inc.	62,517	2,721,365
Fifth Third Bancorp	293,294	6,901,208
First Citizens BancShares, Inc., Class A	3,313	1,249,167
First Hawaiian, Inc.	44,640	1,004,846
First Horizon National Corp.(a)	138,909	1,828,042
First Republic Bank	72,142	6,269,140
FNB Corp.	139,512	1,372,798
Huntington Bancshares, Inc.(a)	478,937	5,708,929
JPMorgan Chase & Co.	1,442,277	140,795,081
KeyCorp	458,836	6,781,596
M&T Bank Corp.	61,901	8,859,890
PacWest Bancorp(a)	50,119	1,667,960
People’s United Financial, Inc.(a)	155,310	2,241,123
Pinnacle Financial Partners, Inc.	31,435	1,449,153
PNC Financial Services Group, Inc.	202,795	23,708,763
Popular, Inc.	43,860	2,071,069
Prosperity Bancshares, Inc.(a)	26,938	1,678,237
Regions Financial Corp.(a)	462,198	6,184,209
Signature Bank	24,475	2,516,275
Sterling Bancorp	96,029	1,585,439
SunTrust Banks, Inc.	198,724	10,023,639
SVB Financial Group(a)(b)	23,493	4,461,791
Synovus Financial Corp.	73,612	2,354,848
TCF Financial Corp.	72,614	1,415,247
Texas Capital Bancshares, Inc.(b)	22,922	1,171,085
U.S. Bancorp(a)	658,919	30,112,598
Umpqua Holdings Corp.(a)	93,873	1,492,581
Webster Financial Corp.	39,702	1,956,912
Wells Fargo & Co.	1,852,952	85,384,028
Western Alliance Bancorp(b)	39,783	1,571,031
Wintrust Financial Corp.	22,625	1,504,336
Zions Bancorporation(a)	90,891	3,702,899

		564,112,723

Beverages — 1.8%
Brown-Forman Corp., Class A(a)	22,750	1,078,805
Brown-Forman Corp., Class B	123,918	5,896,019
Coca-Cola Co.(a)	1,666,900	78,927,715
Constellation Brands, Inc., Class A	68,098	10,951,520
Keurig Dr Pepper, Inc.(a)	78,421	2,010,715
Molson Coors Brewing Co., Class B	74,745	4,197,679
Monster Beverage Corp.(a)(b)	175,454	8,635,846
PepsiCo, Inc.	618,384	68,319,064

		180,017,363

Biotechnology — 2.7%
AbbVie, Inc.(a)	662,469	61,073,017
Agios Pharmaceuticals, Inc.(a)(b)	19,540	900,989
Alexion Pharmaceuticals, Inc.(b)	94,299	9,180,951
Alkermes PLC(b)	71,099	2,098,131
Alnylam Pharmaceuticals, Inc.(a)(b)	38,748	2,825,117
Amgen, Inc.(a)	278,310	54,178,608
Biogen, Inc.(b)	88,089	26,507,742
BioMarin Pharmaceutical, Inc.(b)	78,276	6,665,201
Bluebird Bio, Inc.(b)	23,313	2,312,650
Celgene Corp.(b)	307,700	19,720,493
Exact Sciences Corp.(a)(b)	52,064	3,285,238
Exelixis, Inc.(b)	127,610	2,510,089
Gilead Sciences, Inc.(a)	565,718	35,385,661

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) December 31, 2018	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Incyte Corp.(b)	75,422	$4,796,085
Ionis Pharmaceuticals, Inc.(a)(b)	56,655	3,062,769
Neurocrine Biosciences, Inc.(b)	38,212	2,728,719
Regeneron Pharmaceuticals, Inc.(b)	34,881	13,028,053
Sage Therapeutics, Inc.(a)(b)	19,991	1,914,938
Sarepta Therapeutics, Inc.(a)(b)	28,009	3,056,622
Seattle Genetics, Inc.(b)	47,367	2,683,814
TESARO, Inc.(a)(b)	17,376	1,290,168
United Therapeutics Corp.(b)	17,755	1,933,520
Vertex Pharmaceuticals, Inc.(b)	111,822	18,530,024

		279,668,599

Building Products — 0.3%
Allegion PLC(a)	40,614	3,237,342
AO Smith Corp.	61,384	2,621,097
Armstrong World Industries, Inc.	18,223	1,060,761
Fortune Brands Home & Security, Inc.(a)	67,455	2,562,615
Johnson Controls International PLC	405,682	12,028,471
Lennox International, Inc.(a)	15,424	3,375,697
Masco Corp.	139,786	4,087,342
Owens Corning	44,862	1,973,031
Resideo Technologies, Inc.(b)	57,907	1,189,989
USG Corp.(a)	32,617	1,391,441

		33,527,786

Capital Markets — 2.6%
Affiliated Managers Group, Inc.	23,212	2,261,777
Ameriprise Financial, Inc.	59,710	6,231,933
Bank of New York Mellon Corp.(a)	400,919	18,871,257
BGC Partners, Inc., Class A	105,660	546,262
BlackRock, Inc.(e)	52,998	20,818,674
Cboe Global Markets, Inc.	49,860	4,877,804
Charles Schwab Corp.(a)	525,970	21,843,534
CME Group, Inc.	154,419	29,049,302
E*Trade Financial Corp.(a)	109,076	4,786,255
Eaton Vance Corp.(a)	46,526	1,636,785
Evercore, Inc., Class A	18,456	1,320,711
Franklin Resources, Inc.(a)	130,501	3,870,660
Goldman Sachs Group, Inc.	152,880	25,538,604
Intercontinental Exchange, Inc.	245,273	18,476,415
Invesco Ltd.	174,950	2,928,663
Lazard Ltd., Class A	51,262	1,892,080
Legg Mason, Inc.(a)	39,092	997,237
LPL Financial Holdings, Inc.(a)	36,852	2,250,920
Moody’s Corp.(a)	73,221	10,253,869
Morgan Stanley	534,393	21,188,683
MSCI, Inc.	38,780	5,717,335
Nasdaq, Inc.(a)	51,912	4,234,462
Northern Trust Corp.	90,454	7,561,050
Raymond James Financial, Inc.	56,199	4,181,768
S&P Global, Inc.	109,838	18,665,870
SEI Investments Co.	56,032	2,588,678
State Street Corp.	165,444	10,434,553
T. Rowe Price Group, Inc.(a)	103,780	9,580,970
TD Ameritrade Holding Corp.	120,594	5,904,282
Virtu Financial, Inc., Class A(a)	15,324	394,746

		268,905,139

Chemicals — 2.1%
Air Products & Chemicals, Inc.(a)	96,060	15,374,403
Albemarle Corp.(a)	47,542	3,664,062
Ashland Global Holdings, Inc.	26,477	1,878,808
Axalta Coating Systems Ltd.(b)	93,266	2,184,290
Cabot Corp.(a)	24,076	1,033,823
Celanese Corp., Series A(a)	59,778	5,378,227
CF Industries Holdings, Inc.(a)	99,821	4,343,212

Security	Shares	Value

Chemicals (continued)
Chemours Co.(a)	71,811	$2,026,506
DowDuPont, Inc.(a)	1,005,329	53,764,995
Eastman Chemical Co.	60,629	4,432,586
Ecolab, Inc.(a)	111,319	16,402,855
FMC Corp.	58,023	4,291,381
Huntsman Corp.	87,976	1,697,057
International Flavors & Fragrances, Inc.(a)	44,332	5,952,458
Linde PLC	240,760	37,568,190
LyondellBasell Industries NV, Class A	139,047	11,563,149
Mosaic Co.	149,108	4,355,445
NewMarket Corp.	3,234	1,332,699
Olin Corp.(a)	72,267	1,453,289
Platform Specialty Products Corp.(b)	86,910	897,780
PPG Industries, Inc.(a)	105,917	10,827,895
RPM International, Inc.(a)	55,713	3,274,810
Scotts Miracle-Gro Co., Class A(a)	16,603	1,020,420
Sherwin-Williams Co.(a)	36,489	14,356,962
Valvoline, Inc.(a)	84,376	1,632,676
Versum Materials, Inc.	48,371	1,340,844
Westlake Chemical Corp.	15,242	1,008,563
WR Grace & Co.(a)	30,724	1,994,295

		215,051,680

Commercial Services & Supplies — 0.4%
ADT, Inc.(a)	39,296	236,169
Cintas Corp.(a)	38,848	6,526,076
Clean Harbors, Inc.(b)	20,588	1,016,018
Copart, Inc.(a)(b)	90,350	4,316,923
KAR Auction Services, Inc.	58,269	2,780,597
Republic Services, Inc.(a)	96,424	6,951,206
Rollins, Inc.(a)	60,984	2,201,522
Stericycle, Inc.(a)(b)	33,249	1,219,906
Waste Management, Inc.(a)	186,079	16,559,170

		41,807,587

Communications Equipment — 1.2%
Arista Networks, Inc.(a)(b)	25,546	5,382,542
ARRIS International PLC(b)	67,867	2,074,694
Cisco Systems, Inc.	1,981,853	85,873,691
CommScope Holding Co., Inc.(b)	76,519	1,254,146
EchoStar Corp., Class A(a)(b)	18,636	684,314
F5 Networks, Inc.(b)	27,560	4,465,547
Juniper Networks, Inc.	145,797	3,923,397
Motorola Solutions, Inc.	72,345	8,322,569
Palo Alto Networks, Inc.(b)	40,266	7,584,101
Ubiquiti Networks, Inc.(a)	5,522	548,942

		120,113,943

Construction & Engineering — 0.1%
AECOM(a)(b)	65,015	1,722,898
Arcosa, Inc.(b)	18,542	513,428
Fluor Corp.(a)	59,882	1,928,200
Jacobs Engineering Group, Inc.(a)	54,030	3,158,594
Quanta Services, Inc.(a)	60,245	1,813,374

		9,136,494

Construction Materials — 0.1%
Eagle Materials, Inc.(a)	19,435	1,186,118
Martin Marietta Materials, Inc.(a)	26,996	4,639,803
Vulcan Materials Co.(a)	56,119	5,544,557

		11,370,478

Consumer Finance — 0.7%
Ally Financial, Inc.(a)	180,584	4,092,033
American Express Co.(a)	309,773	29,527,562
Capital One Financial Corp.	211,920	16,019,033
Credit Acceptance Corp.(b)	4,850	1,851,536

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Consumer Finance (continued)
Discover Financial Services	148,218	$8,741,898
Navient Corp.	102,171	900,127
OneMain Holdings, Inc.(b)	32,596	791,757
Santander Consumer USA Holdings, Inc.(a)	45,282	796,510
SLM Corp.(b)	173,574	1,442,400
Synchrony Financial	328,371	7,703,584

		71,866,440

Containers & Packaging — 0.4%
AptarGroup, Inc.(a)	26,421	2,485,424
Ardagh Group SA	6,425	71,189
Avery Dennison Corp.	38,466	3,455,401
Ball Corp.(a)	147,174	6,767,061
Bemis Co., Inc.	39,332	1,805,339
Berry Global Group, Inc.(b)	59,936	2,848,758
Crown Holdings, Inc.(a)(b)	55,978	2,327,005
Graphic Packaging Holding Co.	136,660	1,454,062
International Paper Co.(a)	181,969	7,344,269
Owens-Illinois, Inc.(a)(b)	63,497	1,094,688
Packaging Corp. of America(a)	39,326	3,282,148
Sealed Air Corp.(a)	68,148	2,374,276
Silgan Holdings, Inc.(a)	35,936	848,808
Sonoco Products Co.(a)	42,703	2,268,810
Westrock Co.(a)	114,376	4,318,838

		42,746,076

Distributors — 0.1%
Genuine Parts Co.	63,291	6,077,202
LKQ Corp.(a)(b)	143,122	3,396,285
Pool Corp.(a)	17,073	2,537,901

		12,011,388

Diversified Consumer Services — 0.2%
2U, Inc.(a)(b)	24,787	1,232,410
Bright Horizons Family Solutions, Inc.(b)	23,865	2,659,754
frontdoor, Inc.(b)	27,319	726,959
Graham Holdings Co., Class B(a)	1,758	1,126,140
Grand Canyon Education, Inc.(b)	20,236	1,945,489
H&R Block, Inc.(a)	86,844	2,203,232
Service Corp. International(a)	72,944	2,936,725
ServiceMaster Global Holdings, Inc.(b)	60,006	2,204,620

		15,035,329

Diversified Financial Services — 1.8%
AXA Equitable Holdings, Inc.	80,590	1,340,212
Berkshire Hathaway, Inc., Class B(a)(b)	845,432	172,620,306
FactSet Research Systems, Inc.(a)	16,015	3,205,082
Interactive Brokers Group, Inc., Class A(a)	32,189	1,759,129
Jefferies Financial Group, Inc.(a)	120,223	2,087,071
MarketAxess Holdings, Inc.	16,261	3,436,112
Morningstar, Inc.	7,528	826,875
Voya Financial, Inc.	65,192	2,616,807

		187,891,594

Diversified Telecommunication Services — 2.0%
AT&T, Inc.	3,180,323	90,766,418
CenturyLink, Inc.(a)	423,088	6,409,783
Verizon Communications, Inc.(a)	1,807,874	101,638,676
Zayo Group Holdings, Inc.(a)(b)	98,222	2,243,391

		201,058,268

Electric Utilities — 1.9%
Alliant Energy Corp.	107,813	4,555,099
American Electric Power Co., Inc.	213,158	15,931,429
Avangrid, Inc.	24,057	1,205,015
Duke Energy Corp.(a)	310,025	26,755,158
Edison International(a)	140,005	7,948,084

Security	Shares	Value

Electric Utilities (continued)
Entergy Corp.(a)	79,507	$6,843,167
Evergy, Inc.	115,834	6,575,896
Eversource Energy	137,652	8,952,886
Exelon Corp.	422,381	19,049,383
FirstEnergy Corp.(a)	214,395	8,050,532
Hawaiian Electric Industries, Inc.(a)	48,052	1,759,664
NextEra Energy, Inc.(a)	206,012	35,809,006
OGE Energy Corp.(a)	86,700	3,397,773
PG&E Corp.(a)(b)	228,430	5,425,213
Pinnacle West Capital Corp.(a)	50,378	4,292,206
PPL Corp.(a)	316,905	8,977,919
Southern Co.(a)	449,180	19,727,986
Xcel Energy, Inc.(a)	219,568	10,818,115

		196,074,531

Electrical Equipment — 0.5%
Acuity Brands, Inc.	17,097	1,965,300
AMETEK, Inc.	101,473	6,869,722
Eaton Corp. PLC	192,391	13,209,566
Emerson Electric Co.(a)	274,640	16,409,740
GrafTech International Ltd.	31,392	359,124
Hubbell, Inc.	23,867	2,370,948
nVent Electric PLC(a)	71,057	1,595,940
Regal-Beloit Corp.	17,022	1,192,391
Rockwell Automation, Inc.(a)	53,076	7,986,877
Sensata Technologies Holding PLC(a)(b)	68,337	3,064,231

		55,023,839

Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	129,519	10,493,629
Arrow Electronics, Inc.(b)	36,487	2,515,779
Avnet, Inc.(a)	45,816	1,653,958
CDW Corp.	65,511	5,309,666
Cognex Corp.(a)	72,526	2,804,580
Coherent, Inc.(a)(b)	9,439	997,797
Corning, Inc.(a)	348,046	10,514,470
Dolby Laboratories, Inc., Class A	27,063	1,673,576
FLIR Systems, Inc.	56,956	2,479,864
IPG Photonics Corp.(a)(b)	16,053	1,818,644
Jabil, Inc.	65,787	1,630,860
Keysight Technologies, Inc.(b)	82,999	5,152,578
Littelfuse, Inc.(a)	10,552	1,809,457
National Instruments Corp.	50,423	2,288,196
Trimble, Inc.(b)	106,425	3,502,447
Universal Display Corp.	19,770	1,849,879
Zebra Technologies Corp., Class A(b)	22,470	3,577,898

		60,073,278

Energy Equipment & Services — 0.5%
Apergy Corp.(b)	31,882	863,365
Baker Hughes a GE Co.	227,360	4,888,240
Halliburton Co.	384,730	10,226,123
Helmerich & Payne, Inc.(a)	46,069	2,208,548
Nabors Industries Ltd.(a)	120,100	240,200
National Oilwell Varco, Inc.	163,374	4,198,712
Patterson-UTI Energy, Inc.	90,719	938,942
RPC, Inc.(a)	18,668	184,253
Schlumberger Ltd.(a)	607,545	21,920,224
Transocean Ltd.(a)(b)	241,112	1,673,317
Weatherford International PLC(b)	412,156	230,395

		47,572,319

Entertainment — 0.7%
Activision Blizzard, Inc.	329,711	15,354,641
Electronic Arts, Inc.(a)(b)	130,316	10,283,236
Netflix, Inc.(a)(b)	182,367	48,812,351

		74,450,228

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) December 31, 2018	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) — 3.6%
Alexandria Real Estate Equities, Inc.(a)	48,251	$5,560,445
American Campus Communities, Inc.(a)	62,175	2,573,423
American Homes 4 Rent, Class A	113,735	2,257,640
American Tower Corp.(a)	191,061	30,223,940
Apartment Investment & Management Co., Class A	64,774	2,842,283
Apple Hospitality REIT, Inc.	96,831	1,380,810
AvalonBay Communities, Inc.	60,784	10,579,455
Boston Properties, Inc.	68,076	7,661,954
Brandywine Realty Trust	71,893	925,263
Brixmor Property Group, Inc.	128,825	1,892,439
Brookfield Property REIT, Inc., Class A	49,080	790,188
Camden Property Trust	40,495	3,565,585
Chimera Investment Corp.(a)	73,950	1,317,789
Colony Capital, Inc.(a)	184,489	863,409
Columbia Property Trust, Inc.	54,962	1,063,515
CoreSite Realty Corp.	15,202	1,326,070
Corporate Office Properties Trust	35,312	742,611
Crown Castle International Corp.	180,349	19,591,312
CubeSmart	76,598	2,197,597
CyrusOne, Inc.(a)	44,565	2,356,597
Digital Realty Trust, Inc.(a)	90,610	9,654,496
Douglas Emmett, Inc.(a)	67,828	2,314,970
Duke Realty Corp.	152,171	3,941,229
Empire State Realty Trust, Inc., Class A	59,454	846,030
EPR Properties	32,714	2,094,677
Equinix, Inc.	35,074	12,365,689
Equity Commonwealth	51,380	1,541,914
Equity LifeStyle Properties, Inc.	35,906	3,487,550
Equity Residential	157,158	10,374,000
Essex Property Trust, Inc.	29,183	7,155,963
Extra Space Storage, Inc.(a)	54,301	4,913,154
Federal Realty Investment Trust	33,644	3,971,338
Gaming and Leisure Properties, Inc.	87,041	2,812,295
HCP, Inc.	209,026	5,838,096
Healthcare Trust of America, Inc., Class A	84,910	2,149,072
Highwoods Properties, Inc.	42,629	1,649,316
Hospitality Properties Trust	69,475	1,659,063
Host Hotels & Resorts, Inc.	324,845	5,415,166
Hudson Pacific Properties, Inc.(a)	66,053	1,919,500
Invitation Homes, Inc.(a)	128,486	2,579,999
Iron Mountain, Inc.	126,951	4,114,482
JBG SMITH Properties(a)	46,537	1,619,953
Kilroy Realty Corp.	42,499	2,672,337
Kimco Realty Corp.(a)	170,543	2,498,455
Lamar Advertising Co., Class A	35,388	2,448,142
Liberty Property Trust	68,364	2,863,084
Life Storage, Inc.	19,219	1,787,175
Macerich Co.	58,585	2,535,559
Medical Properties Trust, Inc.	152,181	2,447,070
MFA Financial, Inc.	176,526	1,179,194
Mid-America Apartment Communities, Inc.	51,631	4,941,087
National Retail Properties, Inc.	73,668	3,573,635
New Residential Investment Corp.	159,646	2,268,570
Omega Healthcare Investors, Inc.	84,524	2,971,019
Outfront Media, Inc.	54,774	992,505
Paramount Group, Inc.	85,764	1,077,196
Park Hotels & Resorts, Inc.(a)	87,679	2,277,900
Prologis, Inc.	273,229	16,044,007
Public Storage	64,578	13,071,233
Rayonier, Inc.	54,770	1,516,581
Realty Income Corp.(a)	130,313	8,214,932
Regency Centers Corp.	69,085	4,053,908
Retail Properties of America, Inc., Class A	88,395	959,086
Retail Value, Inc.	6,027	154,231

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
SBA Communications Corp.(a)(b)	48,947	$7,924,030
Senior Housing Properties Trust	107,480	1,259,666
Simon Property Group, Inc.	134,561	22,604,902
SITE Centers Corp.	60,283	667,333
SL Green Realty Corp.	34,564	2,733,321
Spirit Realty Capital, Inc.	34,044	1,200,051
Starwood Property Trust, Inc.(a)	116,320	2,292,667
STORE Capital Corp.	80,362	2,275,048
Sun Communities, Inc.	38,585	3,924,480
Taubman Centers, Inc.(a)	26,329	1,197,706
UDR, Inc.	121,760	4,824,131
Uniti Group, Inc.(a)(b)	74,876	1,165,819
Ventas, Inc.	156,408	9,163,945
VEREIT, Inc.(a)	406,768	2,908,391
VICI Properties, Inc.	174,171	3,270,931
Vornado Realty Trust	77,540	4,809,806
Weingarten Realty Investors	50,094	1,242,832
Welltower, Inc.(a)	163,230	11,329,794
Weyerhaeuser Co.	331,429	7,245,038
WP Carey, Inc.(a)	72,042	4,707,224

		369,424,298

Food & Staples Retailing — 1.5%
Casey’s General Stores, Inc.(a)	16,091	2,061,901
Costco Wholesale Corp.	190,612	38,829,571
Kroger Co.(a)	347,583	9,558,532
Sprouts Farmers Market, Inc.(a)(b)	54,669	1,285,268
Sysco Corp.(a)	208,349	13,055,148
U.S. Foods Holding Corp.(b)	92,757	2,934,831
Walgreens Boots Alliance, Inc.	354,278	24,207,816
Walmart, Inc.	622,726	58,006,927

		149,939,994

Food Products — 1.1%
Archer-Daniels-Midland Co.(a)	245,720	10,067,148
Bunge Ltd.	59,210	3,164,182
Campbell Soup Co.	81,012	2,672,586
Conagra Brands, Inc.	214,333	4,578,153
Flowers Foods, Inc.(a)	76,901	1,420,362
General Mills, Inc.(a)	259,654	10,110,927
Hain Celestial Group, Inc.(a)(b)	39,847	631,974
Hershey Co.(a)	61,572	6,599,287
Hormel Foods Corp.(a)	121,274	5,175,974
Ingredion, Inc.(a)	32,033	2,927,816
J.M. Smucker Co.(a)	47,270	4,419,272
Kellogg Co.	109,798	6,259,584
Kraft Heinz Co.	266,128	11,454,149
Lamb Weston Holdings, Inc.	65,368	4,808,470
McCormick & Co., Inc.(a)	53,327	7,425,252
Mondelez International, Inc., Class A(a)	622,308	24,910,989
Pilgrim’s Pride Corp.(a)(b)	28,874	447,836
Post Holdings, Inc.(a)(b)	28,077	2,502,503
TreeHouse Foods, Inc.(a)(b)	22,383	1,135,042
Tyson Foods, Inc., Class A	128,661	6,870,497

		117,582,003

Gas Utilities — 0.1%
Atmos Energy Corp.(a)	46,786	4,337,998
National Fuel Gas Co.(a)	37,728	1,930,919
UGI Corp.	77,450	4,131,957

		10,400,874

Health Care Equipment & Supplies — 3.3%
Abbott Laboratories(a)	745,566	53,926,789
ABIOMED, Inc.(b)	18,827	6,119,528
Align Technology, Inc.(a)(b)	34,711	7,269,525

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Baxter International, Inc.	218,406	$14,375,483
Becton Dickinson & Co.	115,534	26,032,121
Boston Scientific Corp.(b)	601,643	21,262,064
Cantel Medical Corp.(a)	14,447	1,075,579
Cooper Cos., Inc.	21,364	5,437,138
Danaher Corp.	268,177	27,654,412
DENTSPLY SIRONA, Inc.	98,540	3,666,673
DexCom, Inc.(b)	38,904	4,660,699
Edwards Lifesciences Corp.(a)(b)	91,788	14,059,168
Hill-Rom Holdings, Inc.	29,970	2,653,843
Hologic, Inc.(a)(b)	120,040	4,933,644
ICU Medical, Inc.(b)	6,887	1,581,462
IDEXX Laboratories, Inc.(b)	37,880	7,046,438
Insulet Corp.(a)(b)	25,404	2,015,045
Integra LifeSciences Holdings Corp.(a)(b)	27,950	1,260,545
Intuitive Surgical, Inc.(b)	49,193	23,559,511
Masimo Corp.(b)	19,364	2,079,113
Medtronic PLC	589,021	53,577,350
ResMed, Inc.(a)	62,386	7,103,894
STERIS PLC(a)	37,369	3,992,878
Stryker Corp.	148,796	23,323,773
Teleflex, Inc.(a)	20,191	5,218,970
Varian Medical Systems, Inc.(b)	40,753	4,617,722
West Pharmaceutical Services, Inc.(a)	31,286	3,066,966
Zimmer Biomet Holdings, Inc.(a)	89,305	9,262,715

		340,833,048

Health Care Providers & Services — 3.0%
Acadia Healthcare Co., Inc.(a)(b)	34,211	879,565
AmerisourceBergen Corp.(a)	70,044	5,211,274
Anthem, Inc.	113,715	29,864,970
Cardinal Health, Inc.	131,919	5,883,587
Centene Corp.(b)	88,608	10,216,502
Chemed Corp.	6,782	1,921,205
Cigna Corp.(a)(b)	163,411	31,035,017
CVS Health Corp.	562,608	36,862,076
DaVita, Inc.(b)	56,285	2,896,426
Encompass Health Corp.	40,969	2,527,787
HCA Healthcare, Inc.	120,108	14,947,441
Henry Schein, Inc.(b)	67,636	5,310,779
Humana, Inc.(a)	60,855	17,433,740
Laboratory Corp. of America Holdings(b)	44,899	5,673,438
McKesson Corp.(a)	86,068	9,507,932
MEDNAX, Inc.(b)	38,070	1,256,310
Molina Healthcare, Inc.(b)	26,076	3,030,553
Penumbra, Inc.(a)(b)	13,667	1,670,107
Premier, Inc., Class A(a)(b)	21,875	817,031
Quest Diagnostics, Inc.(a)	58,519	4,872,877
UnitedHealth Group, Inc.	417,563	104,023,295
Universal Health Services, Inc., Class B	36,141	4,212,595
WellCare Health Plans, Inc.(b)	21,143	4,991,651

		305,046,158

Health Care Technology — 0.1%
athenahealth, Inc.(b)	18,413	2,429,227
Cerner Corp.(b)	139,071	7,292,884
Veeva Systems, Inc., Class A(b)	53,860	4,810,775

		14,532,886

Hotels, Restaurants & Leisure — 2.0%
Aramark	104,650	3,031,711
Caesars Entertainment Corp.(a)(b)	231,739	1,573,508
Carnival Corp.	175,351	8,644,804
Chipotle Mexican Grill, Inc.(b)	10,821	4,672,400
Choice Hotels International, Inc.(a)	15,480	1,108,058
Darden Restaurants, Inc.	54,648	5,457,149

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Domino’s Pizza, Inc.(a)	17,900	$4,439,021
Dunkin’ Brands Group, Inc.(a)	34,158	2,190,211
Extended Stay America, Inc.(a)	76,033	1,178,512
Hilton Grand Vacations, Inc.(b)	44,098	1,163,746
Hilton Worldwide Holdings, Inc.(a)	123,071	8,836,498
Hyatt Hotels Corp., Class A	18,022	1,218,287
International Game Technology PLC(a)	37,472	548,215
Las Vegas Sands Corp.	156,560	8,148,948
Marriott International, Inc., Class A(a)	123,746	13,433,866
McDonald’s Corp.(a)	339,083	60,210,968
MGM Resorts International	218,279	5,295,449
Norwegian Cruise Line Holdings Ltd.(b)	93,873	3,979,276
Royal Caribbean Cruises Ltd.(a)	73,358	7,173,679
Six Flags Entertainment Corp.	31,846	1,771,593
Starbucks Corp.	528,085	34,008,674
Vail Resorts, Inc.(a)	17,990	3,792,652
Wendy’s Co.(a)	78,071	1,218,688
Wyndham Destinations, Inc.(a)	40,097	1,437,077
Wyndham Hotels & Resorts, Inc.(a)	41,435	1,879,906
Wynn Resorts Ltd.	46,440	4,593,380
Yum China Holdings, Inc.(a)	156,330	5,241,745
Yum! Brands, Inc.(a)	137,214	12,612,711

		208,860,732

Household Durables — 0.3%
D.R. Horton, Inc.(a)	152,308	5,278,995
Garmin Ltd.(a)	48,875	3,094,765
Leggett & Platt, Inc.(a)	60,271	2,160,113
Lennar Corp., Class A	132,812	5,199,590
Lennar Corp., Class B(a)	4,544	142,363
Mohawk Industries, Inc.(b)	26,300	3,076,048
Newell Brands, Inc.(a)	193,405	3,595,399
NVR, Inc.(a)(b)	1,328	3,236,323
PulteGroup, Inc.	107,665	2,798,213
Tempur Sealy International, Inc.(a)(b)	19,062	789,167
Toll Brothers, Inc.	57,338	1,888,140
Whirlpool Corp.(a)	26,754	2,859,200

		34,118,316

Household Products — 1.5%
Church & Dwight Co., Inc.(a)	107,445	7,065,583
Clorox Co.(a)	56,316	8,680,548
Colgate-Palmolive Co.(a)	371,231	22,095,669
Energizer Holdings, Inc.(a)	23,873	1,077,866
Kimberly-Clark Corp.(a)	151,828	17,299,283
Procter & Gamble Co.(a)	1,086,448	99,866,300
Spectrum Brands Holdings, Inc.	16,628	702,533

		156,787,782

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	280,703	4,058,965
NRG Energy, Inc.(a)	124,933	4,947,347
Vistra Energy Corp.(b)	171,569	3,927,215

		12,933,527

Industrial Conglomerates — 1.3%
3M Co.(a)	248,739	47,394,729
BWX Technologies, Inc.(a)	43,784	1,673,862
Carlisle Cos., Inc.(a)	24,987	2,511,693
General Electric Co.(a)	3,769,435	28,534,623
Honeywell International, Inc.	324,253	42,840,307
Roper Technologies, Inc.(a)	44,387	11,830,023
Seaboard Corp.	134	474,093

		135,259,330

Insurance — 2.6%
Aflac, Inc.	331,716	15,112,981
Alleghany Corp.(a)	6,238	3,888,270

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) December 31, 2018	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Allstate Corp.	151,724	$12,536,954
American Financial Group, Inc.	28,498	2,579,924
American International Group, Inc.(a)	389,757	15,360,323
American National Insurance Co.(a)	2,683	341,385
Aon PLC	104,978	15,259,602
Arch Capital Group Ltd.(b)	173,942	4,647,730
Arthur J Gallagher & Co.(a)	80,072	5,901,306
Aspen Insurance Holdings Ltd.	24,909	1,045,929
Assurant, Inc.	22,090	1,975,730
Assured Guaranty Ltd.	44,992	1,722,294
Athene Holding Ltd., Class A(b)	66,469	2,647,460
Axis Capital Holdings Ltd.	35,845	1,851,036
Brighthouse Financial, Inc.(b)	52,917	1,612,910
Brown & Brown, Inc.	101,904	2,808,474
Chubb Ltd.	200,375	25,884,443
Cincinnati Financial Corp.	68,732	5,321,232
CNA Financial Corp.	11,537	509,359
Erie Indemnity Co., Class A(a)	11,268	1,502,137
Everest Re Group Ltd.	17,141	3,732,624
Fidelity National Financial, Inc.	111,730	3,512,791
First American Financial Corp.(a)	29,986	1,338,575
Hanover Insurance Group, Inc.(a)	18,755	2,190,021
Hartford Financial Services Group, Inc.	157,489	7,000,386
Lincoln National Corp.	97,455	5,000,416
Loews Corp.(a)	127,758	5,815,544
Markel Corp.(b)	6,023	6,252,175
Marsh & McLennan Cos., Inc.(a)	221,050	17,628,738
Mercury General Corp.(a)	11,274	582,979
MetLife, Inc.(a)	372,744	15,304,869
Old Republic International Corp.(a)	118,812	2,443,963
Principal Financial Group, Inc.(a)	120,277	5,312,635
Progressive Corp.(a)	253,371	15,285,872
Prudential Financial, Inc.(a)	183,489	14,963,528
Reinsurance Group of America, Inc.	27,385	3,840,199
RenaissanceRe Holdings Ltd.	18,096	2,419,435
Torchmark Corp.(a)	44,286	3,300,636
Travelers Cos., Inc.	116,575	13,959,856
Unum Group	84,080	2,470,270
W.R. Berkley Corp.(a)	39,167	2,894,833
White Mountains Insurance Group Ltd.	1,444	1,238,504
Willis Towers Watson PLC(a)	57,053	8,664,069

		267,662,397

Interactive Media & Services — 4.2%
Alphabet, Inc., Class A(b)	130,363	136,224,120
Alphabet, Inc., Class C(b)	133,000	137,736,130
Facebook, Inc., Class A(b)	1,039,425	136,258,223
IAC/InterActiveCorp(b)	32,726	5,990,167
Match Group, Inc.(a)	20,447	874,518
Twitter, Inc.(b)	313,325	9,004,961
Zillow Group, Inc., Class A(a)(b)	26,271	825,698
Zillow Group, Inc., Class C(a)(b)	53,929	1,703,078

		428,616,895

Internet & Direct Marketing Retail — 3.2%
Amazon.com, Inc.(b)	177,710	266,915,089
Booking Holdings, Inc.(a)(b)	20,734	35,712,656
eBay, Inc.(b)	397,986	11,171,467
Expedia Group, Inc.	53,142	5,986,446
GrubHub, Inc.(b)	38,364	2,946,739
Qurate Retail, Inc.(b)	174,230	3,400,970
TripAdvisor, Inc.(a)(b)	43,934	2,369,800
Wayfair, Inc., Class A(a)(b)	24,352	2,193,628

		330,696,795

Security	Shares	Value

IT Services — 4.9%
Accenture PLC, Class A(a)	280,149	$39,503,810
Akamai Technologies, Inc.(b)	70,576	4,310,782
Alliance Data Systems Corp.(a)	20,608	3,092,849
Amdocs Ltd.(a)	62,102	3,637,935
Automatic Data Processing, Inc.	192,450	25,234,044
Black Knight, Inc.(b)	63,859	2,877,487
Booz Allen Hamilton Holding Corp.	59,029	2,660,437
Broadridge Financial Solutions, Inc.	49,274	4,742,623
Cognizant Technology Solutions Corp., Class A	255,257	16,203,714
Conduent, Inc.(b)	74,232	789,086
CoreLogic, Inc.(b)	31,817	1,063,324
DXC Technology Co.	123,715	6,577,927
EPAM Systems, Inc.(a)(b)	23,320	2,705,353
Euronet Worldwide, Inc.(a)(b)	21,012	2,151,209
Fidelity National Information Services, Inc.	142,762	14,640,243
First Data Corp., Class A(b)	231,810	3,919,907
Fiserv, Inc.(a)(b)	174,180	12,800,488
FleetCor Technologies, Inc.(a)(b)	38,724	7,191,821
Gartner, Inc.(a)(b)	37,730	4,823,403
Genpact Ltd.	61,275	1,653,812
Global Payments, Inc.	71,245	7,347,497
GoDaddy, Inc., Class A(b)	71,353	4,682,184
International Business Machines Corp.(a)	401,665	45,657,261
Jack Henry & Associates, Inc.(a)	34,306	4,340,395
Leidos Holdings, Inc.(a)	61,545	3,244,652
Mastercard, Inc., Class A	400,728	75,597,337
Okta, Inc.(a)(b)	37,002	2,360,728
Paychex, Inc.	140,838	9,175,596
PayPal Holdings, Inc.(b)	519,190	43,658,687
Sabre Corp.(a)	118,427	2,562,760
Square, Inc., Class A(b)	128,704	7,219,007
Switch, Inc., Class A(a)	10,531	73,717
Teradata Corp.(a)(b)	50,397	1,933,229
Total System Services, Inc.	80,328	6,529,863
Twilio, Inc., Class A(b)	30,936	2,762,585
VeriSign, Inc.(b)	46,386	6,878,580
Visa, Inc., Class A	767,500	101,263,950
Western Union Co.(a)	187,411	3,197,232
WEX, Inc.(b)	19,020	2,663,941
Worldpay, Inc., Class A(a)(b)	131,642	10,061,398

		501,790,853

Leisure Products — 0.1%
Brunswick Corp.	38,746	1,799,752
Hasbro, Inc.(a)	51,540	4,187,625
Mattel, Inc.(a)(b)	141,712	1,415,703
Polaris Industries, Inc.(a)	27,050	2,074,194

		9,477,274

Life Sciences Tools & Services — 1.0%
Agilent Technologies, Inc.	140,147	9,454,317
Bio-Rad Laboratories, Inc., Class A(b)	9,683	2,248,586
Bio-Techne Corp.	16,342	2,365,014
Bruker Corp.	42,264	1,258,199
Charles River Laboratories International, Inc.(b)	19,470	2,203,615
Illumina, Inc.(a)(b)	64,458	19,332,888
IQVIA Holdings, Inc.(a)(b)	72,009	8,365,286
Mettler-Toledo International, Inc.(a)(b)	10,852	6,137,674
PerkinElmer, Inc.(a)	46,659	3,665,064
PRA Health Sciences, Inc.(b)	25,120	2,310,035
QIAGEN NV(b)	95,242	3,281,087
Thermo Fisher Scientific, Inc.	174,871	39,134,381
Waters Corp.(b)	33,181	6,259,596

		106,015,742

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery — 1.8%
AGCO Corp.(a)	27,485	$1,530,090
Allison Transmission Holdings, Inc.(a)	47,956	2,105,748
Caterpillar, Inc.(a)	250,899	31,881,736
Colfax Corp.(a)(b)	35,555	743,100
Crane Co.	21,823	1,575,184
Cummins, Inc.(a)	65,696	8,779,613
Deere & Co.(a)	141,731	21,142,013
Donaldson Co., Inc.(a)	53,744	2,331,952
Dover Corp.	64,692	4,589,897
Flowserve Corp.(a)	57,624	2,190,864
Fortive Corp.	127,854	8,650,602
Gardner Denver Holdings, Inc.(b)	49,591	1,014,136
Gates Industrial Corp. PLC(b)	16,568	219,360
Graco, Inc.(a)	71,898	3,008,931
IDEX Corp.	34,255	4,325,036
Illinois Tool Works, Inc.(a)	145,119	18,385,126
Ingersoll-Rand PLC(a)	107,609	9,817,169
ITT, Inc.(a)	38,239	1,845,797
Lincoln Electric Holdings, Inc.(a)	26,400	2,081,640
Middleby Corp.(b)	24,916	2,559,621
Nordson Corp.(a)	24,737	2,952,361
Oshkosh Corp.	33,639	2,062,407
PACCAR, Inc.(a)	152,024	8,686,651
Parker-Hannifin Corp.(a)	58,692	8,753,325
Pentair PLC	65,686	2,481,617
Snap-on, Inc.(a)	23,728	3,447,441
Stanley Black & Decker, Inc.(a)	66,875	8,007,613
Terex Corp.(a)	27,389	755,115
Timken Co.(a)	26,858	1,002,341
Toro Co.(a)	45,352	2,534,270
Trinity Industries, Inc.	65,134	1,341,109
Valmont Industries, Inc.(a)	10,037	1,113,605
WABCO Holdings, Inc.(a)(b)	21,850	2,345,379
Wabtec Corp.(a)	38,880	2,731,320
Welbilt, Inc.(b)	50,205	557,778
Xylem, Inc.(a)	79,588	5,310,111

		182,860,058

Marine — 0.0%
Kirby Corp.(b)	26,397	1,778,102

Media — 2.5%
AMC Networks, Inc., Class A(b)	20,274	1,112,637
Cable One, Inc.(a)	1,790	1,467,979
CBS Corp., Class B(a)	145,097	6,343,641
Charter Communications, Inc., Class A(a)(b)	76,914	21,918,183
Cinemark Holdings, Inc.(a)	45,319	1,622,420
Comcast Corp., Class A	1,999,745	68,091,317
Discovery, Inc., Class A(a)(b)	64,440	1,594,246
Discovery, Inc., Class C(a)(b)	144,783	3,341,592
DISH Network Corp., Class A(b)	93,984	2,346,780
GCI Liberty, Inc., Class A(b)	40,534	1,668,379
Interpublic Group of Cos., Inc.(a)	166,701	3,439,042
John Wiley & Sons, Inc., Class A	17,162	806,099
Liberty Broadband Corp., Class A(b)	10,082	723,988
Liberty Broadband Corp., Class C(a)(b)	49,619	3,574,057
Liberty Media Corp. — Liberty SiriusXM, Class A(b)	33,775	1,242,920
Liberty Media Corp. — Liberty SiriusXM, Class C(b)	71,776	2,654,276
Liberty Media Corp. — Liberty Formula One, Class A(b)	7,508	223,138
Liberty Media Corp. — Liberty Formula One, Class C(b)	86,137	2,644,406
Lions Gate Entertainment Corp., Class A	19,444	313,048
Lions Gate Entertainment Corp., Class B	41,348	615,258
Live Nation Entertainment, Inc.(b)	60,350	2,972,237
Madison Square Garden Co., Class A(b)	7,865	2,105,461
News Corp., Class A(a)	155,606	1,766,128
News Corp., Class B(a)	53,107	613,386

Security	Shares	Value

Media (continued)
Omnicom Group, Inc.(a)	98,689	$7,227,982
Sirius XM Holdings, Inc.(a)	540,848	3,088,242
Tribune Media Co., Class A	36,018	1,634,497
Twenty-First Century Fox, Inc., Class A	459,022	22,088,139
Twenty-First Century Fox, Inc., Class B	211,602	10,110,344
Viacom, Inc., Class A	2,454	68,246
Viacom, Inc., Class B(a)	161,709	4,155,921
Walt Disney Co.	652,055	71,497,831

		253,071,820

Metals & Mining — 0.3%
Alcoa Corp.(a)(b)	80,202	2,131,769
Freeport-McMoRan, Inc.(a)	616,878	6,360,012
Newmont Mining Corp.(a)	233,153	8,078,752
Nucor Corp.	139,905	7,248,478
Reliance Steel & Aluminum Co.(a)	29,173	2,076,242
Royal Gold, Inc.(a)	29,501	2,526,761
Southern Copper Corp.(a)	38,273	1,177,660
Steel Dynamics, Inc.	99,982	3,003,459
United States Steel Corp.(a)	69,699	1,271,310

		33,874,443

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
AGNC Investment Corp.	223,016	3,911,700
Annaly Capital Management, Inc.	598,929	5,881,483
Two Harbors Investment Corp.	97,027	1,245,827

		11,039,010

Multi-Utilities — 1.0%
Ameren Corp.(a)	107,093	6,985,676
CenterPoint Energy, Inc.(a)	223,051	6,296,730
CMS Energy Corp.(a)	126,755	6,293,386
Consolidated Edison, Inc.(a)	135,380	10,351,155
Dominion Energy, Inc.(a)	285,160	20,377,534
DTE Energy Co.	79,040	8,718,112
MDU Resources Group, Inc.	83,952	2,001,416
NiSource, Inc.	152,613	3,868,739
Public Service Enterprise Group, Inc.	219,505	11,425,235
SCANA Corp.	60,592	2,895,086
Sempra Energy(a)	119,411	12,919,076
Vectren Corp.(a)	37,533	2,701,625
WEC Energy Group, Inc.(a)	136,096	9,426,009

		104,259,779

Multiline Retail — 0.5%
Burlington Stores, Inc.(b)	28,388	4,617,876
Dollar General Corp.(a)	116,339	12,573,919
Dollar Tree, Inc.(b)	102,831	9,287,696
Kohl’s Corp.(a)	74,509	4,942,927
Macy’s, Inc.(a)	129,838	3,866,576
Nordstrom, Inc.(a)	51,684	2,408,991
Target Corp.(a)	231,222	15,281,462

		52,979,447

Oil, Gas & Consumable Fuels — 4.6%
Anadarko Petroleum Corp.	222,762	9,765,886
Antero Resources Corp.(b)	99,281	932,249
Apache Corp.(a)	171,356	4,498,095
Cabot Oil & Gas Corp.(a)	194,078	4,337,643
Centennial Resource Development, Inc., Class A(a)(b)	71,591	788,933
Cheniere Energy, Inc.(b)	98,979	5,858,567
Chesapeake Energy Corp.(a)(b)	349,017	732,936
Chevron Corp.(a)	832,056	90,519,372
Cimarex Energy Co.	40,523	2,498,243
CNX Resources Corp.(b)	82,506	942,219
Concho Resources, Inc.(b)	85,550	8,793,685
ConocoPhillips	503,643	31,402,141

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) December 31, 2018	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Continental Resources, Inc.(b)	38,258	$1,537,589
Devon Energy Corp.	209,144	4,714,106
Diamondback Energy, Inc.	69,307	6,424,759
EOG Resources, Inc.(a)	252,662	22,034,653
EQT Corp.(a)	104,696	1,977,707
Equitrans Midstream Corp.(b)	93,682	1,875,514
Extraction Oil & Gas, Inc.(a)(b)	27,785	119,198
Exxon Mobil Corp.	1,850,502	126,185,731
Hess Corp.(a)	116,242	4,707,801
HollyFrontier Corp.(a)	68,629	3,508,314
Kinder Morgan, Inc.	836,959	12,872,429
Kosmos Energy Ltd.(a)(b)	103,104	419,633
Marathon Oil Corp.	374,405	5,368,968
Marathon Petroleum Corp.	294,380	17,371,364
Murphy Oil Corp.(a)	69,808	1,632,809
Newfield Exploration Co.(b)	78,497	1,150,766
Noble Energy, Inc.(a)	216,211	4,056,118
Occidental Petroleum Corp.(a)	330,434	20,282,039
ONEOK, Inc.	181,056	9,767,971
Parsley Energy, Inc., Class A(a)(b)	113,626	1,815,743
PBF Energy, Inc., Class A(a)	50,606	1,653,298
Phillips 66(a)	183,160	15,779,234
Pioneer Natural Resources Co.	74,476	9,795,084
QEP Resources, Inc.(b)	97,270	547,630
Range Resources Corp.(a)	89,120	852,878
SM Energy Co.	45,643	706,554
Targa Resources Corp.(a)	95,506	3,440,126
Valero Energy Corp.	186,118	13,953,266
Whiting Petroleum Corp.(b)	41,959	952,050
Williams Cos., Inc.(a)	539,604	11,898,268
WPX Energy, Inc.(b)	160,177	1,818,009

		470,289,578

Paper & Forest Products — 0.0%
Domtar Corp.(a)	25,234	886,470

Personal Products — 0.2%
Coty, Inc., Class A(a)	188,865	1,238,954
Estee Lauder Cos., Inc., Class A(a)	93,329	12,142,103
Herbalife Nutrition Ltd.(a)(b)	45,947	2,708,576
Nu Skin Enterprises, Inc., Class A(a)	22,663	1,389,922

		17,479,555

Pharmaceuticals — 4.8%
Allergan PLC	148,838	19,893,687
Bristol-Myers Squibb Co.(a)	715,246	37,178,487
Catalent, Inc.(b)	63,027	1,965,182
Elanco Animal Health, Inc.(b)	30,433	959,552
Eli Lilly & Co.	410,997	47,560,573
Jazz Pharmaceuticals PLC(b)	26,436	3,277,007
Johnson & Johnson	1,172,577	151,321,062
Merck & Co., Inc.	1,137,111	86,886,651
Mylan NV(b)	227,802	6,241,775
Nektar Therapeutics(b)	67,442	2,216,819
Perrigo Co. PLC	54,683	2,118,966
Pfizer, Inc.	2,532,340	110,536,641
Zoetis, Inc.	212,510	18,178,105

		488,334,507

Professional Services — 0.4%
CoStar Group, Inc.(b)	16,036	5,409,584
Dun & Bradstreet Corp.	15,578	2,223,604
Equifax, Inc.	53,222	4,956,565
IHS Markit Ltd.(a)(b)	169,927	8,151,398
ManpowerGroup, Inc.	26,121	1,692,641
Nielsen Holdings PLC	152,243	3,551,829
Robert Half International, Inc.(a)	53,390	3,053,908

Security	Shares	Value

Professional Services (continued)
TransUnion(a)	82,393	$4,679,922
Verisk Analytics, Inc.(a)(b)	71,264	7,770,627

		41,490,078

Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(b)	140,620	5,630,425
Howard Hughes Corp.(a)(b)	15,419	1,505,203
Jones Lang LaSalle, Inc.	19,179	2,428,061
Realogy Holdings Corp.(a)	52,534	771,199

		10,334,888

Road & Rail — 1.0%
AMERCO(a)	2,699	885,569
CSX Corp.(a)	352,586	21,906,168
Genesee & Wyoming, Inc., Class A(b)	24,662	1,825,481
JB Hunt Transport Services, Inc.	39,519	3,676,848
Kansas City Southern(a)	43,468	4,149,021
Knight-Swift Transportation Holdings, Inc.(a)	50,322	1,261,572
Landstar System, Inc.	18,476	1,767,599
Norfolk Southern Corp.(a)	119,695	17,899,190
Old Dominion Freight Line, Inc.(a)	29,685	3,665,801
Ryder System, Inc.	21,585	1,039,318
Schneider National, Inc., Class B	16,324	304,769
Union Pacific Corp.(a)	323,179	44,673,033

		103,054,369

Semiconductors & Semiconductor Equipment — 3.6%
Advanced Micro Devices, Inc.(b)	409,796	7,564,834
Analog Devices, Inc.(a)	161,669	13,876,050
Applied Materials, Inc.	430,990	14,110,613
Broadcom, Inc.(a)	179,950	45,757,686
Cypress Semiconductor Corp.	156,728	1,993,580
First Solar, Inc.(b)	33,542	1,424,026
Intel Corp.(a)	1,995,916	93,668,338
KLA-Tencor Corp.	67,488	6,039,501
Lam Research Corp.	68,205	9,287,475
Marvell Technology Group Ltd.(a)	248,696	4,026,388
Maxim Integrated Products, Inc.(a)	123,204	6,264,923
Microchip Technology, Inc.(a)	101,332	7,287,797
Micron Technology, Inc.(a)(b)	496,596	15,756,991
MKS Instruments, Inc.	24,126	1,558,781
Monolithic Power Systems, Inc.(a)	16,968	1,972,530
NVIDIA Corp.(a)	254,546	33,981,891
NXP Semiconductors NV	151,263	11,084,553
ON Semiconductor Corp.(a)(b)	178,626	2,949,115
Qorvo, Inc.(b)	53,843	3,269,885
QUALCOMM, Inc.	530,161	30,171,463
Skyworks Solutions, Inc.(a)	76,428	5,122,205
Teradyne, Inc.(a)	81,138	2,546,110
Texas Instruments, Inc.(a)	419,007	39,596,162
Xilinx, Inc.	111,539	9,499,777

		368,810,674

Software — 6.3%
Adobe, Inc.(b)	214,936	48,627,121
ANSYS, Inc.(b)	36,952	5,281,919
Aspen Technology, Inc.(b)	32,539	2,674,055
Atlassian Corp. PLC, Class A(a)(b)	44,512	3,960,678
Autodesk, Inc.(b)	96,386	12,396,203
Cadence Design Systems, Inc.(b)	123,344	5,362,997
CDK Global, Inc.	56,121	2,687,073
Ceridian HCM Holding, Inc.(b)	17,143	591,262
Citrix Systems, Inc.(a)	60,124	6,160,305
DocuSign, Inc.(a)(b)	30,834	1,235,827
Elastic NV(b)	3,387	242,103
Fair Isaac Corp.(b)	12,029	2,249,423
FireEye, Inc.(b)	83,595	1,355,075

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Fortinet, Inc.(b)	62,939	$4,432,794
Guidewire Software, Inc.(a)(b)	34,235	2,746,674
Intuit, Inc.	106,521	20,968,659
LogMeIn, Inc.(a)	22,470	1,832,878
Manhattan Associates, Inc.(b)	27,434	1,162,379
Microsoft Corp.	3,309,272	336,122,757
Nuance Communications, Inc.(b)	122,758	1,624,088
Nutanix, Inc., Class A(a)(b)	58,706	2,441,583
Oracle Corp.	1,111,967	50,205,310
Paycom Software, Inc.(a)(b)	21,103	2,584,062
Pegasystems, Inc.(a)	14,505	693,774
Pluralsight, Inc., Class A(a)(b)	9,434	222,171
Proofpoint, Inc.(b)	20,910	1,752,467
PTC, Inc.(a)(b)	50,405	4,178,574
RealPage, Inc.(a)(b)	29,998	1,445,604
Red Hat, Inc.(b)	77,357	13,586,983
salesforce.com, Inc.(b)	314,737	43,109,527
ServiceNow, Inc.(a)(b)	78,663	14,005,947
SolarWinds Corp.(b)	14,208	196,497
Splunk, Inc.(b)	64,682	6,781,908
SS&C Technologies Holdings, Inc.	92,145	4,156,661
Symantec Corp.	282,994	5,347,172
Synopsys, Inc.(b)	65,771	5,540,549
Tableau Software, Inc., Class A(a)(b)	30,536	3,664,320
Take-Two Interactive Software, Inc.(a)(b)	49,796	5,126,000
Tyler Technologies, Inc.(b)	15,952	2,964,201
Ultimate Software Group, Inc.(b)	13,567	3,322,151
VMware, Inc., Class A	31,337	4,297,243
Workday, Inc., Class A(b)	63,705	10,172,414
Zendesk, Inc.(b)	43,612	2,545,632
Zynga, Inc., Class A(b)	340,997	1,340,118

		651,395,138

Specialty Retail — 2.2%
Advance Auto Parts, Inc.	29,901	4,708,212
AutoNation, Inc.(a)(b)	21,833	779,438
AutoZone, Inc.(b)	11,141	9,339,946
Best Buy Co., Inc.	104,264	5,521,821
CarMax, Inc.(b)	77,524	4,863,081
Dick’s Sporting Goods, Inc.(a)	32,815	1,023,828
Floor & Decor Holdings, Inc., Class A(a)(b)	24,047	622,817
Foot Locker, Inc.	49,800	2,649,360
Gap, Inc.(a)	98,978	2,549,673
Home Depot, Inc.(a)	503,197	86,459,309
L Brands, Inc.	98,507	2,528,675
Lowe’s Cos., Inc.(a)	356,956	32,968,456
Michaels Cos., Inc.(a)(b)	43,883	594,176
O’Reilly Automotive, Inc.(a)(b)	34,581	11,907,276
Penske Automotive Group, Inc.(a)	15,197	612,743
Ross Stores, Inc.(a)	159,552	13,274,726
Tiffany & Co.(a)	53,685	4,322,179
TJX Cos., Inc.(a)	541,245	24,215,301
Tractor Supply Co.	54,223	4,524,367
Ulta Salon Cosmetics & Fragrance, Inc.(b)	25,013	6,124,183
Urban Outfitters, Inc.(b)	31,154	1,034,313
Williams-Sonoma, Inc.(a)	32,855	1,657,535

		222,281,415

Technology Hardware, Storage & Peripherals — 3.6%
Apple, Inc.	2,075,763	327,430,856
Dell Technologies, Inc., Class C(b)	66,688	3,259,066
Hewlett Packard Enterprise Co.	651,044	8,600,291
HP, Inc.(a)	697,713	14,275,208
NCR Corp.(a)(b)	46,940	1,083,375
NetApp, Inc.(a)	115,921	6,917,006
Pure Storage, Inc., Class A(a)(b)	64,713	1,040,585

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Western Digital Corp.	129,075	$4,771,903
Xerox Corp.	87,896	1,736,825

		369,115,115

Textiles, Apparel & Luxury Goods — 0.7%
Carter’s, Inc.(a)	20,161	1,645,541
Columbia Sportswear Co.	12,650	1,063,738
Hanesbrands, Inc.(a)	165,064	2,068,252
Lululemon Athletica, Inc.(b)	41,029	4,989,537
Michael Kors Holdings Ltd.(b)	60,702	2,301,820
NIKE, Inc., Class B(a)	548,090	40,635,393
PVH Corp.	32,739	3,043,090
Ralph Lauren Corp.	23,432	2,424,275
Skechers U.S.A., Inc., Class A(a)(b)	55,879	1,279,070
Tapestry, Inc.(a)	124,399	4,198,466
Under Armour, Inc., Class A(a)(b)	73,613	1,300,742
Under Armour, Inc., Class C(a)(b)	85,110	1,376,229
VF Corp.	142,128	10,139,411

		76,465,564

Thrifts & Mortgage Finance — 0.0%
New York Community Bancorp, Inc.(a)	199,768	1,879,817
TFS Financial Corp.(a)	20,191	325,681

		2,205,498

Tobacco — 0.8%
Altria Group, Inc.	828,140	40,901,835
Philip Morris International, Inc.(a)	679,445	45,359,748

		86,261,583

Trading Companies & Distributors — 0.3%
Air Lease Corp.	40,722	1,230,212
Fastenal Co.(a)	126,097	6,593,612
HD Supply Holdings, Inc.(b)	77,798	2,918,981
MSC Industrial Direct Co., Inc., Class A	18,557	1,427,404
United Rentals, Inc.(b)	34,721	3,559,944
Univar, Inc.(b)	53,485	948,824
W.W. Grainger, Inc.(a)	20,099	5,675,154
Watsco, Inc.	14,025	1,951,438
WESCO International, Inc.(b)	18,725	898,800

		25,204,369

Transportation Infrastructure — 0.0%
Macquarie Infrastructure Corp.(a)	33,742	1,233,608

Water Utilities — 0.1%
American Water Works Co., Inc.(a)	79,095	7,179,453
Aqua America, Inc.(a)	77,344	2,644,392

		9,823,845

Wireless Telecommunication Services — 0.1%
RingCentral, Inc., Class A(b)	28,617	2,359,186
Sprint Corp.(b)	276,127	1,607,059
T-Mobile U.S., Inc.(b)	137,189	8,726,592
Telephone & Data Systems, Inc.	40,306	1,311,557
United States Cellular Corp.(b)	6,801	353,448

		14,357,842

Total Common Stocks — 99.3% (Cost — $9,586,319,115)		10,209,557,029

Investment Companies — 0.3%

United States — 0.3%
iShares Russell 1000 ETF(a)(e)	206,819	28,683,727

Total Investment Companies — 0.3% (Cost — $28,702,042)		28,683,727

Total Long-Term Investments — 99.6% (Cost — $9,615,021,157)		10,238,240,756

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) December 31, 2018	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

	Shares/Par	Value

Short-Term Securities — 9.2%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.60%(c)(d)(e)	$799,897,976	$799,977,966
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.41%(d)(e)	150,337,223	150,337,223

Total Short-Term Securities — 9.2% (Cost — $950,281,904)		950,315,189

Total Investments — 108.8% (Cost — $10,565,303,061)		11,188,555,945

Liabilities in Excess of Other Assets — (8.8)%		(908,600,786)

Net Assets — 100.0%		$10,279,955,159

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	All or a portion of security was purchased with the cash collateral from loaned securities.
(d)	Annualized 7-day yield as of period end.

(e)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate Persons and/or Related Parties	Shares Held at 12/31/17	Shares Purchased		Shares Sold	Shares Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock, Inc.	32,510	23,108		(2,620)	52,998	$20,818,674	$477,057		$(191,803)	$(4,506,747)
BlackRock Cash Funds: Institutional, SL Agency Shares	446,113,767	353,784,209	(b)	—	799,897,976	799,977,966	1,698,542	(c)	(31,189)	13,451
BlackRock Cash Funds: Treasury, SL Agency Shares	85,375,486	64,961,737	(b)	—	150,337,223	150,337,223	1,501,828	(c)	—	—
PNC Financial Services Group, Inc.(d)	125,620	83,744		(6,569)	202,795	—	466,752		(39,062)	(5,823,577)
iShares Russell 1000 ETF	263,469	2,406,890		(2,463,540)	206,819	28,683,727	524,489		(4,967,839)	(2,202,884)

						$999,817,590	$4,668,668		$(5,229,893)	$(12,519,757)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer an affiliate of the fund.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Long contracts
S&P 500 E-Mini Index	351	03/15/19	$43,966	$200,897
S&P MidCap 400 E-Mini Index	21	03/15/19	3,491	39,804

				$240,701

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	Large Cap Index Master Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$240,701	$—	$	$—	$240,701

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts		Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(7,833,285)	$—	$	$		$(7,833,285)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$359,088	$—	$		$—	$359,088

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$40,450,170

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Master Portfolio’s Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Master Portfolio’s Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$10,209,557,029	$—	$—	$10,209,557,029
Investment Companies	28,683,727	—	—	28,683,727
Short-Term Securities	950,315,189	—	—	950,315,189

	$11,188,555,945	$—	$—	$11,188,555,945

Derivative Financial Instruments(b)
Assets:
Equity contracts	$240,701	$—	$—	$240,701

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2018, there were no transfers between levels.

SCHEDULE OF INVESTMENTS	29

Statement of Assets and Liabilities

December 31, 2018

Large Cap Index Master Portfolio

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $788,586,899) (cost — $9,566,020,520)	$10,188,738,355
Investments at value — affiliated (cost — $999,282,541)	999,817,590
Cash pledged for futures contracts	4,028,100
Receivables:
Contributions from investors	273,203,114
Dividends — unaffiliated	11,808,349
Variation margin on futures contracts	512,297
Securities lending income — affiliated	232,111
Dividends — affiliated	212,633
Prepaid expenses	20,187

Total assets	11,478,572,736

LIABILITIES
Cash collateral on securities loaned at value	800,032,455
Bank overdraft	22,692
Payables:
Investments purchased	398,164,712
Investment advisory fees	236,645
Trustees’ fees	33,215
Other accrued expenses	127,858

Total liabilities	1,198,617,577

NET ASSETS	$10,279,955,159

NET ASSETS CONSIST OF
Investors’ capital	$9,656,461,574
Net unrealized appreciation (depreciation)	623,493,585

NET ASSETS	$10,279,955,159

See notes to financial statements.

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended December 31, 2018

Large Cap Index Master Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$160,396,331
Dividends — affiliated	2,970,126
Securities lending income — affiliated — net	1,698,542
Foreign taxes withheld	(14,636)

Total investment income	165,050,363

EXPENSES
Investment advisory	2,470,333
Accounting services	159,651
Trustees	138,643
Printing	2,342
Professional	48,356
Miscellaneous	73,316

Total expenses	2,892,641
Less fees waived and/or reimbursed by the Manager	(68,880)

Total expenses after fees waived and/or reimbursed	2,823,761

Net investment income	162,226,602

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(33,688,621)
Investments — affiliated	(5,229,893)
Futures contracts	(7,833,285)

(46,751,799)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(733,354,656)
Investments — affiliated	(12,519,757)
Futures contracts	359,088

(745,515,325)

Net realized and unrealized loss	(792,267,124)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(630,040,522)

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Changes in Net Assets

	Large Cap Index Master Portfolio
	Year Ended December 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$162,226,602	$105,511,941
Net realized gain (loss)	(46,751,799)	15,160,013
Net change in unrealized appreciation (depreciation)	(745,515,325)	956,918,622

Net increase (decrease) in net assets resulting from operations	(630,040,522)	1,077,590,576

CAPITAL TRANSACTIONS
Proceeds from contributions	7,660,435,677	2,300,730,935
Value of withdrawals	(3,447,460,074)	(648,857,995)

Net increase in net assets derived from capital transactions	4,212,975,603	1,651,872,940

NET ASSETS
Total increase in net assets	3,582,935,081	2,729,463,516
Beginning of year	6,697,020,078	3,967,556,562

End of year	$10,279,955,159	$6,697,020,078

See notes to financial statements.

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	Large Cap Index Master Portfolio

	Year Ended December 31,
	2018	2017	2016	2015	2014

Total Return
Total return	(4.81)%	21.65%	11.97%	0.92%	13.27%

Ratios to Average Net Assets
Total expenses	0.04%	0.04%	0.04%	0.05%	0.06%

Total expenses after fees waived and paid indirectly	0.03%	0.04%	0.04%	0.04%	0.06%

Net investment income	1.97%	1.92%	2.11%	1.93%	1.92%

Supplemental Data
Net assets, end of year (000)	$10,279,955	$6,697,020	$3,967,557	$2,542,629	$2,773,398

Portfolio turnover rate	12%	12%	13%	6%	6%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	33

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Large Cap Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified. MIP is organized as a Delaware statutory trust.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Master Portfolio.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Barclays Bank Plc.	$21,671,276	$(21,671,276)	$—
Barclays Capital INC.	6,458,732	(6,458,732)	—
BNP Paribas Prime Bokerage International Limited	278,071,831	(278,071,831)	—
BNP Paribas Securities Corp	11,571,633	(11,571,633)	—
Credit Suisse Securities (USA) LLC	42,576,175	(42,576,175)	—

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Deutsche Bank Securities Inc.	$10,875,495	$(10,875,495)	$—
Goldman Sachs & Co.	63,832,542	(63,832,542)	—
HSBC Bank Plc	72,708,184	(72,708,184)	—
ING Financial Markets LLC	2,287,594	(2,287,594)	—
Jefferies LLC	2,290,225	(2,290,225)	—
JP Morgan Securities LLC	78,817,344	(78,817,344)	—
Merrill Lynch, Pierce, Fenner & Smith	62,589,066	(62,589,066)	—
Morgan Stanley & Co. LLC	65,040,000	(65,040,000)	—
Nomura Securities International, Inc.	2,304,530	(2,304,530)	—
RBC Capital Markets LLC.	51,100	(51,100)	—
Scotia Capital (USA), Inc	841,689	(841,689)	—
State Street Bank and Trust Co.	11,317,791	(11,317,791)	—
TD Prime Services LLC	8,904,116	(8,904,116)	—
UBS AG	26,063,314	(26,063,314)	—
UBS Securities LLC	20,314,262	(20,314,262)	—

	$788,586,899	$(788,586,899)	$—

(a)

Cash collateral with a value of $800,032,455 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.03% of the average daily value of the Master Portfolio’s net assets.

BlackRock Advisors, LLC (“BAL”) is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

The fees and expenses of the Master Portfolio’s trustees who are not “interested persons” of the MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Funds. BAL has

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the administration fees paid by the Master Portfolio in an amount equal to the independent expenses through April 30, 2019. If the Master Portfolio does not pay administration fees, BAL agrees to cap the expenses of the Master Portfolio at the rate at which it pays an investment advisory fee to BFA.

Expense Waivers: With respect to the Master Portfolio, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2018 the amount waived was $58,089.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of MIP, as defined in the 1940 Act or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the year ended December 31, 2018, the amount waived was $10,791.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Master Portfolio retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2018, the Master Portfolio paid BTC $ 629,751 in total for securities lending agent services and collateral investment fees.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2018, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP are trustees and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2018, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$562,849,138	$215,370,337	$(7,196,208)

7.	PURCHASES AND SALES

For the year ended December 31, 2018, purchases and sales of investments, and excluding short-term securities and in-kind contributions, were $2,971,056,960 and $1,041,900,746, respectively.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (continued)

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$10,561,188,723

Gross unrealized appreciation	$1,180,120,635
Gross unrealized depreciation	(552,753,413)

Net unrealized appreciation	$627,367,222

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2018, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	39

Report of Independent Registered Public Accounting Firm	Large Cap Index Master Portfolio

To the Board of Trustees of

Master Investment Portfolio and the Investors of Large Cap Index Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Large Cap Index Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Rodney D. Johnson 1941	Chair of the Board (d) and Trustee (Since 2009)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	24 RICs consisting of 138 Portfolios	None
Mark Stalnecker 1951	Chair Elect of the Board (Since 2018) (d) Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	24 RICs consisting of 138 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (PCRI) since 2017.	24 RICs consisting of 138 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	24 RICs consisting of 138 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	24 RICs consisting of 138 Portfolios	None
Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	24 RICs consisting of 138 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	24 RICs consisting of 138 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee (Since 2009)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	24 RICs consisting of 138 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	41

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	24 RICs consisting of 138 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	24 RICs consisting of 138 Portfolios	None
Frederick W. Winter 1945	Trustee (Since 2009)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	24 RICs consisting of 138 Portfolios	None

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Member of the Board of Managers of BlackRock Investments, LLC since 2011; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	127 RICs consisting of 304 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 304 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has approved extending the mandatory retirement age for Rodney D. Johnson until December 31, 2018.

(c) In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, certain Independent Trustees were elected to the Board. As a result, although the chart shows certain Independent Trustees as joining the Board in 2009, those Independent Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(d) Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

TRUSTEE AND OFFICER INFORMATION	43

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2009)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock , Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about the Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

At a special meeting of shareholders held on November 21, 2018, the Fund’s shareholders and the Master Portfolio’s interestholders elected Trustees who took office on January 1, 2019. The newly elected Trustees include ten former Trustees and five individuals who served as directors/trustees of the funds in the BlackRock Equity-Bond Complex. Information regarding the individuals who began serving as Trustees effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust/MIP

400 Howard Street

San Francisco, CA 94105

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of each Trust. The newly elected Trustees took office effective January 1, 2019.

Shareholders approved the Trustees* of BlackRock Funds III with voting results as follows:

	Votes For	Votes Withheld
Bruce R. Bond	74,530,043,622	332,513,579
Susan J. Carter	74,632,807,465	229,749,735
Collette Chilton	74,606,070,125	256,487,076
Neil A. Cotty	74,519,888,492	342,668,709
Robert Fairbairn	74,487,805,275	374,751,925
Lena G. Goldberg	74,560,684,153	301,873,047
Robert M. Hernandez	74,552,443,194	310,114,006
Henry R. Keizer	74,581,539,095	281,018,105
Cynthia A. Montgomery	74,593,918,281	268,638,919
Donald C. Opatrny	74,537,022,996	325,534,205
John M. Perlowski	74,513,534,069	349,023,132
Joseph P. Platt	74,562,906,468	299,650,732
Mark Stalnecker	74,563,261,799	299,295,401
Kenneth L. Urish	74,524,944,737	337,612,464
Claire A. Walton	74,595,571,180	266,986,021

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as trustees for other BlackRock-advised equity, multi-asset, index and money market funds.

A Special Meeting of Shareholders was held on November 21, 2018 for interestholders of record on September 24, 2018, to elect a Board of Trustees of each MIP. The newly elected Trustees took office effective January 1, 2019.

Shareholders approved the Trustees* of Master Investment Portfolio with voting results as follows:

	Votes For	Votes Withheld	Votes Abstained
Bruce R. Bond	114,235,868,542	568,012,891	641,786,714
Susan J. Carter	114,644,969,512	314,986,585	485,712,049
Collette Chilton	114,535,742,702	412,456,983	497,468,461
Neil A. Cotty	114,294,090,740	648,797,018	502,780,388
Robert Fairbairn	114,073,048,324	869,686,392	502,933,430
Lena G. Goldberg	114,462,170,860	487,956,046	495,541,240
Robert M. Hernandez	114,478,389,572	461,883,856	505,394,718
Henry R. Keizer	114,350,013,418	592,432,169	503,222,560
Cynthia A. Montgomery	114,570,515,635	380,167,878	494,984,633
Donald C. Opatrny	114,233,094,017	712,297,050	500,277,079
John M. Perlowski	114,154,454,706	787,250,166	503,963,275
Joseph P. Platt	114,347,337,899	591,983,810	506,346,437
Mark Stalnecker	114,353,522,475	588,157,237	503,988,435
Kenneth L. Urish	114,294,097,454	648,416,164	503,154,528
Claire A. Walton	114,578,394,936	379,651,521	487,621,690

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as trustees for other BlackRock-advised equity, multi-asset, index and money market funds.

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

ADDITIONAL INFORMATION	45

Additional Information  (continued)

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Glossary of Terms Used in this Report

Portfolio Abbreviations

ETF	Exchange-Traded Fund

REIT	Real Estate Investment Trust

ADDITIONAL INFORMATION	47

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

LCI-12/18-AR

DECEMBER 31, 2018

ANNUAL REPORT

BlackRock Funds III

➢	iShares S&P 500 Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call 1-800-441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended December 31, 2018, concerns about a variety of political risks and a modest slowdown in global growth worked against the equity market despite solid corporate earnings, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy for most of the reporting period, risk-taking declined sharply later in the reporting period. As a result, bonds held their value better than stocks, which posted negative returns across the globe. Shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased. This led to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession. However, given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds posted flat returns, and high-yield bonds declined slightly. Recent sell-offs in risk assets have flattened asset returns along the risk spectrum somewhat, which bears further scrutiny in the months ahead.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. By our estimation, the Fed’s neutral interest rate, or the theoretical rate that is neither stimulative nor restrictive to the economy, is approximately 3.0%. With that perspective, the Fed’s current policy is still mildly stimulative to the U.S. economy, which leaves room for further Fed rate hikes to arrive at monetary policy that is a neutral factor for economic growth.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. This was accompanied by a broad based risk-off in December — which was the worst December performance on record since 1931. Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low.

Economic growth and global earnings are likely to slow somewhat in 2019 — the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. Trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. Going into 2019, we also favor short-term bonds over long-term bonds because they offer nearly equivalent yields with far lower volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(6.85)%	(4.38)%
U.S. small cap equities (Russell 2000® Index)	(17.35)	(11.01)
International equities (MSCI Europe, Australasia, Far East Index)	(11.35)	(13.79)
Emerging market equities (MSCI Emerging Markets Index)	(8.48)	(14.57)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.06	1.87
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	2.72	(0.03)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.65	0.01
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.38	1.36
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.24)	(2.08)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2018	iShares S&P 500 Index Fund

Investment Objective

iShares S&P 500 Index Fund’s (the “Fund”) investment objective is to seek to provide investment results that correspond to the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor’s 500® Index (“S&P 500® Index”).

On May 17, 2018, the Board of Trustees of BlackRock Funds III (the “Trust”) and, on May 23, 2018, the Board of Trustees of State Farm Mutual Fund Trust each approved a reorganization of the State Farm S&P 500 Index Fund (the “Target Fund”), with and into the Fund. At a special shareholder meeting on September 14, 2018, the shareholders of the Target Fund approved the reorganization, which was completed on November 19, 2018.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2018, the Fund’s Institutional Shares returned (4.45)%, Service Shares returned (4.57)%, Investor A Shares returned (4.68)%, Investor C1 Shares returned (5.40)%, Class K Shares returned (4.38)%, and Investor P Shares returned (4.68)%. The benchmark S&P 500® Index returned (4.38)% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in S&P 500 Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

In the beginning of the first quarter of 2018, the low volatility regime that helped global equity markets reach record highs in 2017 continued to support U.S. markets. Further fueled by tax-reform optimism, January saw markets rally, led higher by momentum and information technology names. However, as the first quarter progressed, a combination of economic over-heating concerns, the return of volatility, rising yields and the specter of trade wars weighed on markets. From a sector standpoint, technology and consumer discretionary stocks outperformed, due to their impressive early-quarter runs. Although the first quarter was plagued with volatility, the defensive sectors of telecommunications and consumer staples were the worst performing in the S&P 500® Index.

Contrary to what the U.S. equity market’s lackluster performance would suggest, the U.S. economy remained healthy in the first quarter of 2018. This supported the Fed’s decision to increase interest rates in March and to revise higher their rate hike expectations for 2019.

Despite the fluid headlines and ongoing threats regarding the topic of U.S. protectionism in the second quarter of 2018, investors found confidence in strong U.S. economic data and earnings growth. On the macroeconomic front, the U.S. unemployment rate struck 3.8%, the lowest level since 1975. Economic reports throughout the second quarter of 2018 also indicated strong economic conditions. Additionally, the core personal consumption expenditure hit the Fed’s target rate of 2%, supporting their decision to raise rates in June. From a sector standpoint, energy outperformed as a prolonged period of higher crude oil prices increased the attractiveness of energy company shares.

In the third quarter of 2018, U.S. large cap equities reached all-time highs as impressive economic growth and earnings results fueled risk-on appetite and outweighed the specter of trade wars. Despite the announcement of tariffs on $505 billion of Chinese goods and China’s retaliatory measures, U.S. equity volatility was limited. Macroeconomic releases continued to showcase strength in both labor and economic conditions. The strength of the economy allowed the Fed to raise the target range of the benchmark federal funds rate from 2% to 2.25%.

In the fourth quarter of 2018, ten out of the eleven Global Industry Classification Standard equity sectors moved lower. The utilities sector (+1.36%) was the only sector to advance, as lower interest rates and a flight to safety throughout the fourth quarter benefited the traditionally defensive sector. Conversely, the energy sector (-23.78%) trailed the market, as a decline in crude oil provided a headwind. However, it was the information technology sector (-17.34%) that deducted the most from the index’s overall total return (-3.6%), as lowered corporate earnings guidance weighed on investor sentiment.

More broadly, concerns over Fed policy, Sino-American trade tensions, and a potential slowdown in growth contributed to investor anxiety throughout the fourth quarter. The quarter began with Fed Chairman Powell’s comment that the U.S. Federal Funds rate was “a long way from neutral.” The hawkish comment drove a temporary sell-off in Treasuries. However, this was short lived as declines in energy prices and softness in portions of the U.S. economy contributed to a reduction in inflation expectations. This was accompanied by a broad based risk-off in December — which was the worst December performance on record since 1931 — and the 10-year U.S. Treasury yield ended the quarter lower than its intra-quarter highs.

For the one-year period ended December 31, 2018, the largest negative returns for the S&P 500® Index in 2018 came from the energy (-18.08%), materials (-14.70%), and industrials (-13.29%) sectors. However, the health care (+6.41%), utilities (+4.11%), and information technology (+3.37%) sectors contributed positively to overall return.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the S&P 500® Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

The Master Portfolio utilized derivatives during the period in the form of financial futures contracts as a means to manage risk. The Master Portfolio’s use of derivatives had a negative impact on Fund performance.

Describe portfolio positioning at period end.

The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	iShares S&P 500 Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including administration fees, if any.
(b)	The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests primarily in a diversified portfolio of equity securities of large companies located in the United States.
(c)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended December 31, 2018

		Average Annual Total Returns (a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(6.88)%	(4.45)%	N/A	8.38%	N/A	12.96%	N/A
Service	(6.93)	(4.57)	N/A	8.25	N/A	12.82	N/A
Investor A	(6.99)	(4.68)	N/A	8.11	N/A	12.68	N/A
Investor C1	(7.36)	(5.40)	N/A	7.32	N/A	11.87	N/A
Class K	(6.84)	(4.38)	N/A	8.45	N/A	13.04	N/A
Investor P	(6.98)	(4.68)	(9.68)%	8.11	6.95%	12.68	12.07%
S&P 500® Index	(6.85)	(4.38)	N/A	8.49	N/A	13.12	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$931.20	$0.54	$1,000.00	$1,024.65	$0.56	0.11%
Service	1,000.00	930.70	1.12	1,000.00	1,024.05	1.17	0.23
Investor A	1,000.00	930.10	1.75	1,000.00	1,023.39	1.84	0.36
Investor C1	1,000.00	926.40	5.20	1,000.00	1,019.81	5.45	1.07
Class K	1,000.00	931.60	0.19	1,000.00	1,025.00	0.20	0.04
Investor P	1,000.00	930.20	1.36	1,000.00	1,023.44	1.43	0.35

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), except Investor P which is multiplied by 147/365 (to reflect the period since inception date of August 6, 2018). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

FUND SUMMARY	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to April 11, 2013, Class K Shares were an undesignated share class of the Fund.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.15% per year (but no distribution fee) and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Investor C1 Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.75% per year and a service fee of 0.15% per year. These shares are only available for dividend and capital gain reinvestment by existing shareholders and for purchase by certain employer-sponsored retirement plans. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C1 Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees.

Investor P Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). These shares are only available to investors purchasing shares through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares.

Prior to the inception date of April 10, 2013 for Institutional and Investor A Shares, prior to the inception date of April 19, 2013 for Service and Investor C1 Shares and prior to the inception date of August 6, 2018 for Investor P Shares, the performance of the classes is based on the returns of the Class K Shares, adjusted to reflect the estimated annual fund fees and operating expenses of each respective share class of the Fund.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of administration, service and distribution fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (“BAL” or the “Administrator”), the Fund’s administrator, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 4 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charge; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2018 and held through December 31, 2018) except with respect to Investor P Shares which are based on a hypothetical investment of $1,000 on August 6, 2018 (commencement of operations) and held through December 31, 2018 is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2018

iShares S&P 500 Index Fund

ASSETS
Investments at value — Master Portfolio	$16,582,106,375
Receivables:
Capital shares sold	96,094,738
From the Administrator	112,770

Total assets	16,678,313,883

LIABILITIES
Payables:
Contributions to the Master	31,279,563
Capital shares redeemed	64,815,174
Service and distribution fees	763,129
Administration fees	425,557
Board realignment and consolidation	112,770
Professional fees	11,011

Total liabilities	97,407,204

NET ASSETS	$16,580,906,679

NET ASSETS CONSIST OF
Paid-in capital	$12,701,104,718
Accumulated earnings	3,879,801,961

NET ASSETS	$16,580,906,679

NET ASSET VALUE
Institutional — Based on net assets of $3,660,724,284 and 12,309,199 shares outstanding, unlimited number authorized, no par value	$297.40

Service — Based on net assets of $318,651,066 and 1,071,511 shares outstanding, unlimited number authorized, no par value	$297.38

Investor A — Based on net assets of $2,160,097,542 and 7,264,980 shares outstanding, unlimited number authorized, no par value	$297.33

Investor C1 — Based on net assets of $2,237,612 and 7,497 shares outstanding, unlimited number authorized, no par value	$298.47

Class K — Based on net assets of $9,375,051,487 and 31,517,060 shares outstanding, unlimited number authorized, no par value	$297.46

Investor P — Based on net assets of $1,064,144,688 and 3,581,780 shares outstanding, unlimited number authorized, no par value	$297.10

See notes to financial statements.

FINANCIAL STATEMENTS	7

Statement of Operations

Year Ended December 31, 2018

iShares S&P 500 Index Fund

INVESTMENT INCOME
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$294,359,335
Dividends — affiliated	5,078,999
Securities lending income — affiliated — net	310,014
Foreign taxes withheld	(1,225,877)
Expenses	(6,381,236)
Fees waived	534,944

Total investment income	292,676,179

FUND EXPENSES
Administration — class specific	4,433,402
Service and distribution — class specific	7,023,728
Reorganization costs	219,889
Board realignment and consolidation	112,770
Professional	9,590
Miscellaneous	1,675

Total expenses	11,801,054
Less fees waived and/or reimbursed by the Administrator	(280,361)

Total expenses after fees waived and/or reimbursed	11,520,693

Net investment income	281,155,486

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain (loss) from:
Investments	73,349,939
Futures contracts	(26,594,946)

46,754,993

Net change in unrealized appreciation (depreciation) on:
Investments	(1,240,584,630)
Futures contracts	(603,760)

(1,241,188,390)

Net realized and unrealized loss	(1,194,433,397)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(913,277,911)

See notes to financial statements.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares S&P 500 Index Fund
	Year Ended December 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$281,155,486	$206,067,269
Net realized gain	46,754,993	38,812,032
Net change in unrealized appreciation (depreciation)	(1,241,188,390)	1,944,424,750

Net increase (decrease) in net assets resulting from operations	(913,277,911)	2,189,304,051

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(80,048,879)	(76,826,020)
Service	(7,456,614)	(6,854,518)
Investor A	(46,008,669)	(39,631,441)
Investor C1	(285,719)	(477,595)
Class K	(212,831,963)	(116,206,229)
Investor P	(9,203,819)	—

Decrease in net assets resulting from distributions to shareholders	(355,835,663)	(239,995,803)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	5,000,372,689	2,081,527,909

NET ASSETS(b)
Total increase in net assets	3,731,259,115	4,030,836,157
Beginning of year	12,849,647,564	8,818,811,407

End of year	$16,580,906,679	$12,849,647,564

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and distributions in excess of net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 7 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	9

Financial Highlights

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund

	Institutional

	Year Ended December 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of year	$318.31		$267.04		$244.52		$247.36		$221.97

Net investment income(a)	6.03		5.42		5.13		4.79		4.28
Net realized and unrealized gain (loss)	(19.72)		52.02		23.55		(1.71)		25.50

Net increase (decrease) from investment operations	(13.69)		57.44		28.68		3.08		29.78

Distributions(b)
From net investment income	(5.82)		(5.32)		(5.08)		(4.77)		(4.39)
From net realized gain	(1.40)		(0.85)		(1.08)		(1.15)		—

Total distributions	(7.22)		(6.17)		(6.16)		(5.92)		(4.39)

Net asset value, end of year	$297.40		$318.31		$267.04		$244.52		$247.36

Total Return(c)
Based on net asset value	(4.45)%		21.68%		11.84%		1.28%		13.53%

Ratios to Average Net Assets(d)
Total expenses	0.11	%(e)	0.11	%(e)	0.11	%(e)	0.11	%(f)	0.14	%(e)

Total expenses after fees waived and/or reimbursed	0.11	%(e)	0.11	%(e)	0.11	%(e)	0.11	%(f)	0.14	%(e)

Net investment income	1.84	%(e)	1.86	%(e)	2.04	%(e)	1.93	%(f)	1.84	%(e)

Supplemental Data
Net assets, end of year (000)	$3,660,724		$3,596,342		$4,290,475		$3,247,607		$1,909,077

Portfolio turnover rate of the Master Portfolio	12%		11%		4%		2%		3%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

See notes to financial statements.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund (continued)

	Service

	Year Ended December 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of year	$318.29		$267.02		$244.52		$247.35		$221.97

Net investment income(a)	5.64		5.08		4.80		4.48		3.98
Net realized and unrealized gain (loss)	(19.73)		52.00		23.56		(1.69)		25.50

Net increase (decrease) from investment operations	(14.09)		57.08		28.36		2.79		29.48

Distributions(b)
From net investment income	(5.42)		(4.96)		(4.78)		(4.47)		(4.10)
From net realized gain	(1.40)		(0.85)		(1.08)		(1.15)		—

Total distributions	(6.82)		(5.81)		(5.86)		(5.62)		(4.10)

Net asset value, end of year	$297.38		$318.29		$267.02		$244.52		$247.35

Total Return(c)
Based on net asset value	(4.57)%		21.54%		11.71%		1.16%		13.39%

Ratios to Average Net Assets(d)
Total expenses	0.23	%(e)	0.23	%(e)	0.23	%(e)	0.23	%(f)	0.27	%(e)

Total expenses after fees waived and/or reimbursed	0.23	%(e)	0.23	%(e)	0.23	%(e)	0.23	%(f)	0.27	%(e)

Net investment income	1.72	%(e)	1.74	%(e)	1.91	%(e)	1.81	%(f)	1.71	%(e)

Supplemental Data
Net assets, end of year (000)	$318,651		$319,504		$332,292		$304,088		$277,856

Portfolio turnover rate of the Master Portfolio	12%		11%		4%		2%		3%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	11

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund (continued)

	Investor A

	Year Ended December 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of year	$318.23		$266.99		$244.52		$247.35		$221.96

Net investment income(a)	5.22		4.71		4.49		4.16		3.68
Net realized and unrealized gain (loss)	(19.72)		51.97		23.53		(1.69)		25.51

Net increase (decrease) from investment operations	(14.50)		56.68		28.02		2.47		29.19

Distributions(b)
From net investment income	(5.00)		(4.59)		(4.47)		(4.15)		(3.80)
From net realized gain	(1.40)		(0.85)		(1.08)		(1.15)		—

Total distributions	(6.40)		(5.44)		(5.55)		(5.30)		(3.80)

Net asset value, end of year	$297.33		$318.23		$266.99		$244.52		$247.35

Total Return(c)
Based on net asset value	(4.68)%		21.38%		11.56%		1.03%		13.25%

Ratios to Average Net Assets(d)
Total expenses	0.36	%(e)	0.36	%(e)	0.36	%(e)	0.36	%(f)	0.39	%(e)

Total expenses after fees waived and/or reimbursed	0.36	%(e)	0.36	%(e)	0.36	%(e)	0.36	%(f)	0.39	%(e)

Net investment income	1.60	%(e)	1.61	%(e)	1.79	%(e)	1.68	%(f)	1.59	%(e)

Supplemental Data
Net assets, end of year (000)	$2,160,098		$2,271,969		$1,774,331		$1,281,538		$1,149,714

Portfolio turnover rate of the Master Portfolio	12%		11%		4%		2%		3%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

See notes to financial statements.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund (continued)

	Investor C1

	Year Ended December 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of year	$318.74		$267.07		$244.59		$247.36		$221.98

Net investment income(a)	2.70		2.58		2.68		2.36		1.98
Net realized and unrealized gain (loss)	(19.69)		52.01		23.49		(1.65)		25.48

Net increase (decrease) from investment operations	(16.99)		54.59		26.17		0.71		27.46

Distributions(b)
From net investment income	(1.88)		(2.07)		(2.61)		(2.33)		(2.08)
From net realized gain	(1.40)		(0.85)		(1.08)		(1.15)		—

Total distributions	(3.28)		(2.92)		(3.69)		(3.48)		(2.08)

Net asset value, end of year	$298.47		$318.74		$267.07		$244.59		$247.36

Total Return(c)
Based on net asset value	(5.40)%		20.51%		10.76%		0.30%		12.42%

Ratios to Average Net Assets(d)
Total expenses	1.08	%(e)	1.08	%(e)	1.08	%(e)	1.08	%(f)	1.12	%(e)

Total expenses after fees waived and/or reimbursed	1.08	%(e)	1.08	%(e)	1.08	%(e)	1.08	%(f)	1.12	%(e)

Net investment income	0.82	%(e)	0.89	%(e)	1.07	%(e)	0.95	%(f)	0.85	%(e)

Supplemental Data
Net assets, end of year (000)	$2,238		$43,611		$74,259		$74,558		$79,476

Portfolio turnover rate of the Master Portfolio	12%		11%		4%		2%		3%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund (continued)

	Class K

	Year Ended December 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of year	$318.37		$267.08		$244.56		$247.39		$221.99

Net investment income(a)	6.29		5.69		5.32		4.97		4.44
Net realized and unrealized gain (loss)	(19.76)		51.97		23.53		(1.72)		25.51

Net increase (decrease) from investment operations	(13.47)		57.66		28.85		3.25		29.95

Distributions(b)
From net investment income	(6.04)		(5.52)		(5.25)		(4.93)		(4.55)
From net realized gain	(1.40)		(0.85)		(1.08)		(1.15)		—

Total distributions	(7.44)		(6.37)		(6.33)		(6.08)		(4.55)

Net asset value, end of year	$297.46		$318.37		$267.08		$244.56		$247.39

Total Return(c)
Based on net asset value	(4.38)%		21.77%		11.92%		1.35%		13.61%

Ratios to Average Net Assets(d)
Total expenses	0.04	%(e)	0.04	%(e)	0.04	%(e)	0.04	%(f)	0.07	%(e)

Total expenses after fees waived and/or reimbursed	0.04	%(e)	0.04	%(e)	0.04	%(e)	0.04	%(f)	0.07	%(e)

Net investment income	1.92	%(e)	1.93	%(e)	2.11	%(e)	2.00	%(f)	1.91	%(e)

Supplemental Data
Net assets, end of year (000)	$9,375,051		$6,618,222		$2,347,455		$1,145,165		$923,271

Portfolio turnover rate of the Master Portfolio	12%		11%		4%		2%		3%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

See notes to financial statements.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund (continued)

	Investor P

	Period from 08/06/18 (a) to 12/31/18

Net asset value, beginning of period	$339.48

Net investment income(b)	2.20
Net realized and unrealized loss	(40.58)

Net decrease from investment operations	(38.38)

Distributions(c)
From net investment income	(2.89)
From net realized gain	(1.11)

Total distributions	(4.00)

Net asset value, end of period	$297.10

Total Return(d)
Based on net asset value	(11.38	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.35	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.35	%(g)(h)

Net investment income	1.68	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$1,064,145

Portfolio turnover rate of the Master Portfolio	12%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(h)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	15

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. iShares S&P 500 Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund seeks to achieve its investment objective by investing all of its assets in S&P 500 Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”). MIP is an affiliate of the Trust. The Master Portfolio has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At December 31, 2018, the percentage of the Master Portfolio owned by the Fund was 96.1%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Service, Investor A, Investor C1 and Investor P Shares bear expenses related to shareholder servicing and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Investor A Shares are generally available through financial intermediaries. Investor C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Investor P Shares are only available through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C1 Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures except that Investor C1 shareholders may vote on material changes to the Investor A distribution and service plans. The Board of Trustees of the Trust and Board of Trustees of MIP are referred to throughout this report as the “Board of Trustees” or the “Board” and the members are referred to as “Trustees.”

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Service and Class K Shares	No	No	None
Investor A Shares	No	No	None
Investor C1 Shares	No	No	To Investor A Shares after approximately 10 years
Investor P Shares(a)	Yes	No	None

(a)	Investor P Shares commenced operations on August 6, 2018.

The Fund together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Reorganization: The Board of the Trust and the Board of State Farm Mutual Fund Trust and shareholders of State Farm S&P 500 Index Fund (the “Target Fund”) approved the reorganization of the Target Fund into the Fund. As a result, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued Common Shares of the Fund.

Each shareholder of the Target Fund received shares of the Fund in an amount equal to the aggregate net asset value (“NAV”) of the shareholder’s Target Fund Common Shares, as determined at the close of business on November 16, 2018.

On November 16, 2018, all of the portfolio securities previously held by the Target Fund were subsequently contributed by the Fund to the Master Portfolio in exchange for an investment in the Master Portfolio.

The reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amounts and at the following conversion ratio:

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Fund’s Share Class	Shares of the Fund
Premier	945,941	0.05913686	Investor A	55,940
Premier	33,672,747	0.05915653	Investor P	1,991,963
Legacy B	59,477	0.05996906	Investor A	3,567
Legacy B	388,175	0.05998901	Investor P	23,286
Class A	1,599,816	0.05876672	Investor A	94,016
Class A	24,662,964	0.05878626	Investor P	1,449,843
Class B	22,457	0.05931427	Investor A	1,332
Class B	322,358	0.05933400	Investor P	19,127
Institutional	13,145,571	0.05930584	Institutional	779,609
Class R1	411,361	0.05908879	Investor P	24,307
Class R2	1,475,390	0.05869339	Investor P	86,596
Class R3	272,729	0.05916651	Institutional	16,136

The Target Fund’s net assets and composition of net assets on November 16, 2018, the valuation date of the reorganization were as follows:

Target Fund
Net assets	$1,483,308,771
Paid-in-capital	736,125,732
Accumulated earnings	747,183,039

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward by the Master Portfolio to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Fund before the acquisition were $16,246,612,781. The aggregate net assets of the Fund immediately after the acquisition amounted to $17,729,921,552. The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
State Farm S&P 500 Index Fund	$1,473,476,973	$726,300,157

The purpose of the transaction was to combine the assets of the Target Fund with the assets of the Fund. The reorganization was a tax-free event and closed on November 19, 2018.

Assuming the acquisition had been completed on January 1, 2018, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the year ended December 31, 2018, are as follows:

•	Net investment income (loss): $304,743,581

•	Net realized and change in unrealized gain (loss) on investments: $(1,178,955,794)

•	Net increase (decrease) in net assets resulting from operations: $(874,212,213)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Fund that have been included in the Fund’s Statement of Operations since November 19, 2018.

Reorganization costs incurred by the Fund in connection with the reorganization were expensed by the Fund. The Manager reimbursed the Fund $158,001, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by BlackRock Advisors, LLC (“BAL” or the “Administrator”), are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with BAL, which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (continued)

other expenses which are borne by the Fund. BAL is entitled to receive for these administrative services an annual fee based on the average daily net assets of the Fund as follows:

	Institutional	Service	Investor A	Investor C1	Class K	Investor P
Rate	0.07%	0.04%	0.07%	0.14%	0.00%	0.07%

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

For the year ended December 31, 2018, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	Service	Investor A	Investor C1	Class K	Investor P	Total
$2,510,219	$143,903	$1,631,185	$51,727	$—	$96,368	$4,433,402

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service	Investor A	Investor C1	Investor P
Service Fee	0.15%	0.25%	0.15%	0.25%
Distribution Fee	—	—	0.75	—

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Service	Investor A	Investor C1	Investor P	Total
$539,832	$5,823,889	$331,834	$328,173	$7,023,728

Expense Waivers and Reimbursements: The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. Each of BFA and BAL has contractually agreed to reimburse the Fund or provide an offsetting credit against the administration fees paid by the Fund in an amount equal to these independent expenses through April 30, 2021. For the year ended December 31, 2018, the amount waived was $9,590.

The Fund has begun to incur expenses in connection with a proposed realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Administrator has voluntarily agreed to reimburse the Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Administrator in the Statement of Operations. For the year ended December 31, 2018, the amount reimbursed was $112,770.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2018, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Fund reimburses the Administrator for portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to non-deductible expenses and limitations on the utilization of capital loss carryforwards were reclassified to the following accounts:

Paid-in capital	$(11,153,747)
Accumulated earnings	11,153,747

The tax character of distributions paid was as follows:

	12/31/18	12/31/17
Ordinary income	$299,133,782	$205,991,020
Long-term capital gains	56,701,881	34,004,783

	$355,835,663	$239,995,803

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$4,392,957
Qualified late-year losses(b)	(15,689,005)
Net unrealized gains (losses)(a)	3,891,098,009

$3,879,801,961

(a)	The differences between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the limiting and recognition of partnership income.
(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

During the year ended December 31, 2018, the Fund utilized $18,274,650, of its capital loss carryforward.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Institutional
Shares sold	5,441,283	$1,756,690,463	5,227,417	$1,512,598,380
Shares issued in reinvestment of distributions	243,283	77,875,113	252,473	74,971,405
Shares issued in reorganization	795,745	259,853,359	—	—
Shares redeemed	(5,469,279)	(1,776,447,671)	(10,248,790)	(2,935,843,671)

Net increase (decrease)	1,011,032	$317,971,264	(4,768,900)	$(1,348,273,886)

Service
Shares sold	360,243	$117,582,960	406,608	$118,145,620
Shares issued in reinvestment of distributions	22,984	7,364,222	22,630	6,743,325
Shares redeemed	(315,533)	(102,661,967)	(669,880)	(199,134,945)

Net increase (decrease)	67,694	$22,285,215	(240,642)	$(74,246,000)

Investor A
Shares sold and automatic conversion of shares	3,365,228	$1,102,301,834	3,320,614	$959,279,093
Shares issued in reinvestment of distributions	139,032	44,491,277	128,183	38,282,515
Shares issued in reorganization	154,855	50,538,536	—	—
Shares redeemed	(3,533,444)	(1,141,702,406)	(2,955,191)	(869,213,454)

Net increase	125,671	$55,629,241	493,606	$128,348,154

Investor C1
Shares sold	—	$—	1,065	$316,484
Shares issued in reinvestment of distributions	866	283,335	1,530	457,131
Shares redeemed and automatic conversion of shares	(130,191)	(43,416,482)	(143,819)	(41,440,904)

Net decrease	(129,325)	$(43,133,147)	(141,224)	$(40,667,289)

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (continued)

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class K
Shares sold	15,764,642	$5,135,616,474	16,183,814	$4,653,955,247
Shares issued in reinvestment of distributions	625,798	200,507,786	347,767	104,581,236
Shares redeemed	(5,660,927)	(1,857,697,084)	(4,533,260)	(1,342,169,553)

Net increase	10,729,513	$3,478,427,176	11,998,321	$3,416,366,930

	Period from 08/06/18 (a) to 12/31/18
Investor P
Shares sold	23,517	$7,319,688	—	—
Shares issued in reinvestment of distributions	29,882	9,201,465	—	—
Shares issued in reorganization	3,595,122	1,172,916,876	—	—
Shares redeemed	(66,741)	(20,245,089)	—	—

Net increase	3,581,780	$1,169,192,940	—	$—

	15,386,365	$5,000,372,689	7,341,161	$2,081,527,909

(a)	Investor P Shares commencement of operations.

7.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statement of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and distributions in excess of net investment income in the Statement of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended December 31, 2017 were classified as follows:

Share Class	Net Investment Income	Net Realized Gain
Institutional	$67,155,426	$9,670,594
Service	5,861,827	992,691
Investor A	33,368,862	6,262,579
Investor C1	357,479	120,116
Class K	99,247,426	16,958,803

Distributions in excess of net investment income as of December 31, 2017 was $5,673,102.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

BlackRock Funds III and the Shareholders of iShares S&P 500 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of iShares S&P 500 Index Fund (one of the series constituting BlackRock Funds III, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the administrator of the Master Portfolio. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 14, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

Important Tax Information  (unaudited)

During the fiscal year ended December 31, 2018, the following information is provided with respect to the ordinary income distributions paid by the Fund:

January 2018 — December 2018
Qualified Dividend Income for Individuals(a)	100.00%
Dividends Qualifying for the Dividends Received Deduction for Corporations(a)	94.36%
Interest-Related Dividends for Non-U.S. Residents(b)	1.66%

(a)	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
(b)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund here by designates $56,701,881 as long-term capital gain dividends for the fiscal year ended December 31, 2018.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM / IMPORTANT TAX INFORMATION	21

Master Portfolio Information as of December 31, 2018	S&P 500 Index Master Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Microsoft Corp.	4%
Apple, Inc.	3
Amazon.com, Inc.	3
Berkshire Hathaway, Inc., Class B	2
Johnson & Johnson	2
JPMorgan Chase & Co.	2
Alphabet, Inc., Class C	2
Facebook, Inc., Class A	1
Alphabet, Inc., Class A	1
Exxon Mobil Corp.	1

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	20%
Health Care	15
Financials	13
Communication Services	10
Consumer Discretionary	10
Industrials	9
Consumer Staples	7
Energy	5
Utilities	4
Short-Term Securities	3
Real Estate	3
Materials	3
Liabilities in Excess of Other Assets	(2)

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2018	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.2%

Aerospace & Defense — 2.5%
Arconic, Inc.	341,858	$5,763,726
Boeing Co.	428,984	138,347,340
General Dynamics Corp.	227,286	35,731,632
Harris Corp.	97,397	13,114,506
Huntington Ingalls Industries, Inc.	33,853	6,442,564
L3 Technologies, Inc.	65,545	11,382,545
Lockheed Martin Corp.	201,269	52,700,275
Northrop Grumman Corp.	141,439	34,638,411
Raytheon Co.	232,252	35,615,844
Textron, Inc.	201,917	9,286,163
TransDigm Group, Inc.(a)	40,064	13,624,164
United Technologies Corp.	660,214	70,299,587

		426,946,757

Air Freight & Logistics — 0.6%
C.H. Robinson Worldwide, Inc.	108,947	9,161,353
Expeditors International of Washington, Inc.	138,922	9,459,199
FedEx Corp.	198,649	32,048,043
United Parcel Service, Inc., Class B	566,300	55,231,239

		105,899,834

Airlines — 0.4%
Alaska Air Group, Inc.	97,974	5,961,718
American Airlines Group, Inc.	325,899	10,464,617
Delta Air Lines, Inc.	512,953	25,596,354
Southwest Airlines Co.	414,210	19,252,481
United Continental Holdings, Inc.(a)	187,441	15,694,435

		76,969,605

Auto Components — 0.1%
Aptiv PLC	221,644	13,646,621
BorgWarner, Inc.	166,763	5,793,346
Goodyear Tire & Rubber Co.	178,104	3,635,103

		23,075,070

Automobiles — 0.4%
Ford Motor Co.	3,212,762	24,577,629
General Motors Co.	1,073,242	35,899,945
Harley-Davidson, Inc.	128,117	4,371,352

		64,848,926

Banks — 5.6%
Bank of America Corp.	7,418,602	182,794,353
BB&T Corp.	628,862	27,242,302
Citigroup, Inc.	1,990,808	103,641,464
Citizens Financial Group, Inc.	395,170	11,748,404
Comerica, Inc.	129,051	8,864,513
Fifth Third Bancorp	546,407	12,856,957
First Republic Bank	135,767	11,798,152
Huntington Bancshares, Inc.	848,449	10,113,512
JPMorgan Chase & Co.	2,699,522	263,527,338
KeyCorp	828,871	12,250,713
M&T Bank Corp.	116,427	16,664,197
People’s United Financial, Inc.	288,648	4,165,191
PNC Financial Services Group, Inc.	375,510	43,900,874
Regions Financial Corp.	833,745	11,155,508
SunTrust Banks, Inc.	372,254	18,776,492
SVB Financial Group(a)	42,320	8,037,414
U.S. Bancorp	1,235,788	56,475,512
Wells Fargo & Co.	3,446,830	158,829,926
Zions Bancorporation	169,912	6,922,215

		969,765,037

Beverages — 1.9%
Brown-Forman Corp., Class B	140,474	6,683,753
Coca-Cola Co.	3,107,865	147,157,408

Security	Shares	Value

Beverages (continued)
Constellation Brands, Inc., Class A	135,909	$21,856,885
Molson Coors Brewing Co., Class B	149,204	8,379,297
Monster Beverage Corp.(a)	327,366	16,112,954
PepsiCo, Inc.	1,147,079	126,729,288

		326,919,585

Biotechnology — 2.6%
AbbVie, Inc.	1,223,789	112,821,108
Alexion Pharmaceuticals, Inc.(a)	183,191	17,835,476
Amgen, Inc.	517,553	100,752,043
Biogen, Inc.(a)	164,209	49,413,772
Celgene Corp.(a)	571,377	36,619,552
Gilead Sciences, Inc.	1,053,135	65,873,594
Incyte Corp.(a)	140,255	8,918,815
Regeneron Pharmaceuticals, Inc.(a)	63,237	23,619,020
Vertex Pharmaceuticals, Inc.(a)	208,396	34,533,301

		450,386,681

Building Products — 0.3%
Allegion PLC	75,427	6,012,286
AO Smith Corp.	112,161	4,789,275
Fortune Brands Home & Security, Inc.	110,954	4,215,143
Johnson Controls International PLC	756,759	22,437,904
Masco Corp.	243,172	7,110,349

		44,564,957

Capital Markets — 2.7%
Affiliated Managers Group, Inc.	41,062	4,001,081
Ameriprise Financial, Inc.	115,616	12,066,842
Bank of New York Mellon Corp.	743,335	34,988,778
BlackRock, Inc.(e)	98,827	38,821,222
Cboe Global Markets, Inc.	89,139	8,720,468
Charles Schwab Corp.	981,869	40,777,020
CME Group, Inc.	290,773	54,700,217
E*Trade Financial Corp.	202,442	8,883,155
Franklin Resources, Inc.	234,994	6,969,922
Goldman Sachs Group, Inc.	282,687	47,222,863
Intercontinental Exchange, Inc.	464,012	34,954,024
Invesco Ltd.	327,515	5,482,601
Moody’s Corp.	136,735	19,148,369
Morgan Stanley	1,070,571	42,448,140
MSCI, Inc.	70,484	10,391,456
Nasdaq, Inc.	91,261	7,444,160
Northern Trust Corp.	183,352	15,326,394
Raymond James Financial, Inc.	107,809	8,022,068
S&P Global, Inc.	204,305	34,719,592
State Street Corp.	312,117	19,685,219
T. Rowe Price Group, Inc.	197,462	18,229,692

		473,003,283

Chemicals — 2.1%
Air Products & Chemicals, Inc.	178,647	28,592,452
Albemarle Corp.	84,262	6,494,072
Celanese Corp., Series A	111,857	10,063,774
CF Industries Holdings, Inc.	183,499	7,984,042
DowDuPont, Inc.	1,871,326	100,078,514
Eastman Chemical Co.	111,653	8,162,951
Ecolab, Inc.	206,675	30,453,561
FMC Corp.	106,998	7,913,572
International Flavors & Fragrances, Inc.	84,285	11,316,947
Linde PLC	448,068	69,916,531
LyondellBasell Industries NV, Class A	258,818	21,523,305
Mosaic Co.	281,703	8,228,545
PPG Industries, Inc.	195,880	20,024,812
Sherwin-Williams Co.	67,060	26,385,428

		357,138,506

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) December 31, 2018	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services & Supplies — 0.4%
Cintas Corp.	71,953	$12,087,384
Copart, Inc.(a)	163,712	7,822,159
Republic Services, Inc.	180,384	13,003,883
Rollins, Inc.	113,328	4,091,141
Waste Management, Inc.	318,486	28,342,069

		65,346,636

Communications Equipment — 1.1%
Arista Networks, Inc.(a)	41,379	8,718,556
Cisco Systems, Inc.	3,659,285	158,556,819
F5 Networks, Inc.(a)	48,294	7,825,077
Juniper Networks, Inc.	273,875	7,369,976
Motorola Solutions, Inc.	135,278	15,562,381

		198,032,809

Construction & Engineering — 0.1%
Fluor Corp.	106,594	3,432,327
Jacobs Engineering Group, Inc.	95,037	5,555,863
Quanta Services, Inc.	116,201	3,497,650

		12,485,840

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	49,878	8,572,532
Vulcan Materials Co.	105,823	10,455,312

		19,027,844

Consumer Finance — 0.7%
American Express Co.	570,527	54,382,634
Capital One Financial Corp.	390,922	29,549,794
Discover Financial Services	277,910	16,391,132
Synchrony Financial	529,981	12,433,354

		112,756,914

Containers & Packaging — 0.3%
Avery Dennison Corp.	73,011	6,558,578
Ball Corp.	272,557	12,532,171
International Paper Co.	337,912	13,638,128
Packaging Corp. of America	74,956	6,255,828
Sealed Air Corp.	123,671	4,308,698
WestRock Co.	201,966	7,626,236

		50,919,639

Distributors — 0.1%
Genuine Parts Co.	117,590	11,290,992
LKQ Corp.(a)	249,504	5,920,730

		17,211,722

Diversified Consumer Services — 0.0%
H&R Block, Inc.	162,767	4,129,399

Diversified Financial Services — 1.9%
Berkshire Hathaway, Inc., Class B(a)	1,581,022	322,813,072
Jefferies Financial Group, Inc.	226,543	3,932,786

		326,745,858

Diversified Telecommunication Services — 2.1%
AT&T, Inc.	5,923,729	169,063,225
CenturyLink, Inc.	783,101	11,863,980
Verizon Communications, Inc.	3,359,635	188,878,680

		369,805,885

Electric Utilities — 2.0%
Alliant Energy Corp.	187,487	7,921,326
American Electric Power Co., Inc.	398,438	29,779,256
Duke Energy Corp.	576,733	49,772,058
Edison International	265,461	15,070,221
Entergy Corp.	149,796	12,892,942
Evergy, Inc.	217,814	12,365,301
Eversource Energy	260,648	16,952,546
Exelon Corp.	782,343	35,283,669

Security	Shares	Value

Electric Utilities (continued)
FirstEnergy Corp.	398,299	$14,956,127
NextEra Energy, Inc.	385,535	67,013,694
PG&E Corp.(a)	411,966	9,784,192
Pinnacle West Capital Corp.	89,581	7,632,301
PPL Corp.	590,949	16,741,585
Southern Co.	836,566	36,741,979
Xcel Energy, Inc.	418,295	20,609,395

		353,516,592

Electrical Equipment — 0.5%
AMETEK, Inc.	191,707	12,978,564
Eaton Corp. PLC	354,261	24,323,560
Emerson Electric Co.	510,668	30,512,413
Rockwell Automation, Inc.	99,491	14,971,406

		82,785,943

Electronic Equipment, Instruments & Components — 0.5%
Amphenol Corp., Class A	245,630	19,900,942
Corning, Inc.	655,695	19,808,546
FLIR Systems, Inc.	117,964	5,136,152
IPG Photonics Corp.(a)(b)	28,468	3,225,140
Keysight Technologies, Inc.(a)(b)	148,733	9,233,345
TE Connectivity Ltd.	280,854	21,240,988

		78,545,113

Energy Equipment & Services — 0.5%
Baker Hughes a GE Co.	406,947	8,749,360
Halliburton Co.	720,748	19,157,482
Helmerich & Payne, Inc.	86,463	4,145,036
National Oilwell Varco, Inc.	304,208	7,818,146
Schlumberger Ltd.	1,137,997	41,058,932
TechnipFMC PLC	339,977	6,656,750

		87,585,706

Entertainment — 0.8%
Activision Blizzard, Inc.	622,893	29,008,127
Electronic Arts, Inc.(a)	247,957	19,566,287
Netflix, Inc.(a)	355,186	95,069,085

		143,643,499

Equity Real Estate Investment Trusts (REITs) — 2.9%
Alexandria Real Estate Equities, Inc.(b)	92,153	10,619,712
American Tower Corp.	357,515	56,555,298
Apartment Investment & Management Co., Class A	124,190	5,449,457
AvalonBay Communities, Inc.	114,660	19,956,573
Boston Properties, Inc.	128,040	14,410,902
Crown Castle International Corp.(b)	337,162	36,625,908
Digital Realty Trust, Inc.(b)	169,518	18,062,143
Duke Realty Corp.	282,346	7,312,761
Equinix, Inc.	65,823	23,206,557
Equity Residential	303,181	20,012,978
Essex Property Trust, Inc.	54,620	13,393,370
Extra Space Storage, Inc.(b)	101,159	9,152,866
Federal Realty Investment Trust(b)	58,674	6,925,879
HCP, Inc.(b)	394,067	11,006,291
Host Hotels & Resorts, Inc.	587,833	9,799,176
Iron Mountain, Inc.	227,333	7,367,863
Kimco Realty Corp.	327,508	4,797,992
Macerich Co.(b)	84,574	3,660,363
Mid-America Apartment Communities, Inc.	90,873	8,696,546
Prologis, Inc.	515,336	30,260,530
Public Storage(b)	122,299	24,754,541
Realty Income Corp.	242,553	15,290,541
Regency Centers Corp.	135,215	7,934,416
SBA Communications Corp.(a)(b)	93,147	15,079,568
Simon Property Group, Inc.	252,034	42,339,192
SL Green Realty Corp.(b)	67,577	5,343,989

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
UDR, Inc.	218,971	$8,675,631
Ventas, Inc.(b)	291,737	17,092,871
Vornado Realty Trust	137,769	8,545,811
Welltower, Inc.(b)	306,752	21,291,656
Weyerhaeuser Co.	621,963	13,596,111

		497,217,492

Food & Staples Retailing — 1.5%
Costco Wholesale Corp.	357,246	72,774,583
Kroger Co.	651,913	17,927,607
Sysco Corp.	390,426	24,464,093
Walgreens Boots Alliance, Inc.	656,392	44,851,265
Walmart, Inc.	1,158,132	107,879,996

		267,897,544

Food Products — 1.1%
Archer-Daniels-Midland Co.	458,597	18,788,719
Campbell Soup Co.	153,093	5,050,538
Conagra Brands, Inc.	385,346	8,230,990
General Mills, Inc.	487,545	18,985,002
Hershey Co.	112,215	12,027,204
Hormel Foods Corp.	216,638	9,246,110
J.M. Smucker Co.	90,226	8,435,229
Kellogg Co.	209,079	11,919,594
Kraft Heinz Co.	515,749	22,197,837
Lamb Weston Holdings, Inc.	121,446	8,933,568
McCormick & Co., Inc.	100,395	13,979,000
Mondelez International, Inc., Class A	1,183,371	47,370,341
Tyson Foods, Inc., Class A	244,391	13,050,479

		198,214,611

Health Care Equipment & Supplies — 3.4%
Abbott Laboratories	1,426,328	103,166,304
ABIOMED, Inc.(a)	37,398	12,155,846
Align Technology, Inc.(a)	60,034	12,572,921
Baxter International, Inc.	403,483	26,557,251
Becton Dickinson & Co.	218,659	49,268,246
Boston Scientific Corp.(a)	1,127,328	39,839,772
Cooper Cos., Inc.	39,378	10,021,701
Danaher Corp.	500,974	51,660,439
Dentsply Sirona, Inc.	177,298	6,597,259
Edwards Lifesciences Corp.(a)	170,390	26,098,636
Hologic, Inc.(a)	214,270	8,806,497
IDEXX Laboratories, Inc.(a)	71,317	13,266,388
Intuitive Surgical, Inc.(a)	93,301	44,683,715
Medtronic PLC	1,091,802	99,310,310
ResMed, Inc.	117,913	13,426,753
Stryker Corp.	253,113	39,675,463
Varian Medical Systems, Inc.(a)(b)	72,395	8,203,077
Zimmer Biomet Holdings, Inc.	167,668	17,390,525

		582,701,103

Health Care Providers & Services — 3.2%
AmerisourceBergen Corp.	124,565	9,267,636
Anthem, Inc.	210,484	55,279,413
Cardinal Health, Inc.	238,006	10,615,068
Centene Corp.(a)	167,119	19,268,821
Cigna Corp.(b)	310,561	58,981,745
CVS Health Corp.	1,054,857	69,114,231
DaVita, Inc.(a)	100,411	5,167,150
HCA Healthcare, Inc.	219,296	27,291,387
Henry Schein, Inc.(a)	121,008	9,501,548
Humana, Inc.	112,843	32,327,263
Laboratory Corp. of America Holdings(a)	80,802	10,210,141
McKesson Corp.	161,421	17,832,178
Quest Diagnostics, Inc.	108,467	9,032,047
UnitedHealth Group, Inc.	782,326	194,893,053

Security	Shares	Value

Health Care Providers & Services (continued)
Universal Health Services, Inc., Class B	71,817	$8,370,989
WellCare Health Plans, Inc.(a)	39,702	9,373,245

		546,525,915

Health Care Technology — 0.1%
Cerner Corp.(a)	271,259	14,224,822

Hotels, Restaurants & Leisure — 1.8%
Carnival Corp.	328,205	16,180,507
Chipotle Mexican Grill, Inc.(a)	19,446	8,396,588
Darden Restaurants, Inc.	103,045	10,290,074
Hilton Worldwide Holdings, Inc.	244,453	17,551,725
Marriott International, Inc., Class A	230,943	25,071,172
McDonald’s Corp.	627,040	111,343,493
MGM Resorts International	417,840	10,136,798
Norwegian Cruise Line Holdings Ltd.(a)	174,241	7,386,076
Royal Caribbean Cruises Ltd.	140,499	13,739,397
Starbucks Corp.	1,009,956	65,041,167
Wynn Resorts Ltd.	78,376	7,752,170
Yum! Brands, Inc.	255,012	23,440,703

		316,329,870

Household Durables — 0.3%
D.R. Horton, Inc.	272,286	9,437,433
Garmin Ltd.	97,192	6,154,197
Leggett & Platt, Inc.	104,824	3,756,892
Lennar Corp., Class A	233,087	9,125,356
Mohawk Industries, Inc.(a)	50,377	5,892,094
Newell Brands, Inc.	362,328	6,735,678
PulteGroup, Inc.	204,600	5,317,554
Whirlpool Corp.	50,020	5,345,637

		51,764,841

Household Products — 1.7%
Church & Dwight Co., Inc.	203,326	13,370,718
Clorox Co.	104,561	16,117,032
Colgate-Palmolive Co.	705,271	41,977,730
Kimberly-Clark Corp.	281,123	32,031,155
Procter & Gamble Co.	2,024,260	186,069,979

		289,566,614

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	525,092	7,592,830
NRG Energy, Inc.(b)	233,163	9,233,255

		16,826,085

Industrial Conglomerates — 1.4%
3M Co.	473,972	90,310,625
General Electric Co.	7,082,769	53,616,561
Honeywell International, Inc.	601,924	79,526,199
Roper Technologies, Inc.	84,684	22,569,980

		246,023,365

Insurance — 2.4%
Aflac, Inc.	615,899	28,060,358
Allstate Corp.	280,580	23,184,325
American International Group, Inc.	723,743	28,522,712
Aon PLC	196,028	28,494,630
Arthur J Gallagher & Co.	152,665	11,251,411
Assurant, Inc.	39,718	3,552,378
Brighthouse Financial, Inc.(a)	89,617	2,731,526
Chubb Ltd.	374,213	48,340,835
Cincinnati Financial Corp.	120,003	9,290,632
Everest Re Group Ltd.	33,888	7,379,451
Hartford Financial Services Group, Inc.	296,680	13,187,426
Lincoln National Corp.	171,057	8,776,935
Loews Corp.	219,232	9,979,441
Marsh & McLennan Cos., Inc.	408,802	32,601,959

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) December 31, 2018	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
MetLife, Inc.	807,297	$33,147,615
Principal Financial Group, Inc.	209,736	9,264,039
Progressive Corp.	473,257	28,551,595
Prudential Financial, Inc.	341,996	27,889,774
Torchmark Corp.	79,754	5,944,066
Travelers Cos., Inc.	216,296	25,901,446
Unum Group	173,973	5,111,327
Willis Towers Watson PLC	106,833	16,223,659

		407,387,540

Interactive Media & Services — 4.6%
Alphabet, Inc., Class A(a)	243,209	254,143,677
Alphabet, Inc., Class C(a)	249,959	258,860,040
Facebook, Inc., Class A(a)	1,955,168	256,302,973
Twitter, Inc.(a)	592,383	17,025,087

		786,331,777

Internet & Direct Marketing Retail — 3.5%
Amazon.com, Inc.(a)	334,211	501,974,896
Booking Holdings, Inc.(a)	37,742	65,007,575
eBay, Inc.(a)	741,038	20,800,937
Expedia Group, Inc.	98,694	11,117,879
TripAdvisor, Inc.(a)	79,971	4,313,636

		603,214,923

IT Services — 4.7%
Accenture PLC, Class A	518,678	73,138,785
Akamai Technologies, Inc.(a)	130,397	7,964,649
Alliance Data Systems Corp.	37,366	5,607,889
Automatic Data Processing, Inc.	357,047	46,816,003
Broadridge Financial Solutions, Inc.	92,811	8,933,059
Cognizant Technology Solutions Corp., Class A	473,813	30,077,649
DXC Technology Co.	230,909	12,277,432
Fidelity National Information Services, Inc.	267,848	27,467,812
Fiserv, Inc.(a)	325,896	23,950,097
FleetCor Technologies, Inc.(a)(b)	73,081	13,572,603
Gartner, Inc.(a)	72,178	9,227,235
Global Payments, Inc.	127,143	13,112,258
International Business Machines Corp.	740,479	84,170,248
Jack Henry & Associates, Inc.	61,172	7,739,481
Mastercard, Inc., Class A	738,235	139,268,033
Paychex, Inc.	262,944	17,130,802
PayPal Holdings, Inc.(a)	958,915	80,635,162
Total System Services, Inc.	139,838	11,367,431
VeriSign, Inc.(a)	87,970	13,045,071
Visa, Inc., Class A	1,427,936	188,401,876
Western Union Co.	346,907	5,918,233

		819,821,808

Leisure Products — 0.1%
Hasbro, Inc.	92,868	7,545,525
Mattel, Inc.(a)	265,484	2,652,185

		10,197,710

Life Sciences Tools & Services — 1.0%
Agilent Technologies, Inc.	260,809	17,594,175
Illumina, Inc.(a)	119,944	35,974,804
IQVIA Holdings, Inc.(a)	130,739	15,187,950
Mettler-Toledo International, Inc.(a)	20,842	11,787,818
PerkinElmer, Inc.	88,109	6,920,962
Thermo Fisher Scientific, Inc.	327,648	73,324,346
Waters Corp.(a)(b)	60,370	11,388,800

		172,178,855

Machinery — 1.5%
Caterpillar, Inc.	480,924	61,111,013
Cummins, Inc.	122,227	16,334,416
Deere & Co.	262,034	39,087,612

Security	Shares	Value

Machinery (continued)
Dover Corp.	116,678	$8,278,304
Flowserve Corp.	100,523	3,821,885
Fortive Corp.	235,008	15,900,641
Illinois Tool Works, Inc.	250,555	31,742,813
Ingersoll-Rand PLC	201,326	18,366,971
PACCAR, Inc.	287,065	16,402,894
Parker-Hannifin Corp.	109,487	16,328,891
Pentair PLC	123,808	4,677,466
Snap-on, Inc.	44,395	6,450,150
Stanley Black & Decker, Inc.	125,019	14,969,775
Xylem, Inc.	142,778	9,526,148

		262,998,979

Media — 2.4%
CBS Corp., Class B	280,090	12,245,535
Charter Communications, Inc., Class A(a)	144,268	41,112,052
Comcast Corp., Class A	3,698,140	125,921,667
Discovery, Inc., Class A(a)	127,330	3,150,144
Discovery, Inc., Class C(a)	283,312	6,538,841
DISH Network Corp., Class A(a)	182,512	4,557,325
Interpublic Group of Cos., Inc.	305,107	6,294,357
News Corp., Class A	295,564	3,354,651
News Corp., Class B	95,128	1,098,728
Omnicom Group, Inc.	185,440	13,581,626
Twenty-First Century Fox, Inc., Class A	857,684	41,271,754
Twenty-First Century Fox, Inc., Class B	399,373	19,082,042
Viacom, Inc., Class B	280,105	7,198,699
Walt Disney Co.	1,212,038	132,899,967

		418,307,388

Metals & Mining — 0.2%
Freeport-McMoRan, Inc.	1,197,969	12,351,060
Newmont Mining Corp.	437,535	15,160,588
Nucor Corp.	251,026	13,005,657

		40,517,305

Multi-Utilities — 1.1%
Ameren Corp.	201,176	13,122,710
CenterPoint Energy, Inc.	416,359	11,753,815
CMS Energy Corp.	234,825	11,659,061
Consolidated Edison, Inc.	254,339	19,446,760
Dominion Energy, Inc.	535,780	38,286,839
DTE Energy Co.	149,973	16,542,022
NiSource, Inc.	288,178	7,305,312
Public Service Enterprise Group, Inc.	411,377	21,412,173
SCANA Corp.	113,326	5,414,716
Sempra Energy	222,945	24,120,420
WEC Energy Group, Inc.	258,937	17,933,977

		186,997,805

Multiline Retail — 0.5%
Dollar General Corp.	216,532	23,402,779
Dollar Tree, Inc.(a)	195,034	17,615,471
Kohl’s Corp.	132,816	8,811,013
Macy’s, Inc.	244,606	7,284,367
Nordstrom, Inc.	88,174	4,109,790
Target Corp.	429,147	28,362,325

		89,585,745

Oil, Gas & Consumable Fuels — 4.8%
Anadarko Petroleum Corp.	414,553	18,174,004
Apache Corp.	301,654	7,918,418
Cabot Oil & Gas Corp.	341,434	7,631,050
Chevron Corp.	1,553,741	169,031,483
Cimarex Energy Co.	76,071	4,689,777
Concho Resources, Inc.(a)	164,557	16,914,814
ConocoPhillips	935,807	58,347,566

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Devon Energy Corp.	376,109	$8,477,497
Diamondback Energy, Inc.	128,285	11,892,020
EOG Resources, Inc.	472,586	41,214,225
Exxon Mobil Corp.	3,443,768	234,830,540
Hess Corp.	198,149	8,025,035
HollyFrontier Corp.	124,536	6,366,280
Kinder Morgan, Inc.	1,553,280	23,889,446
Marathon Oil Corp.	694,813	9,963,618
Marathon Petroleum Corp.	563,292	33,239,861
Newfield Exploration Co.(a)	149,552	2,192,432
Noble Energy, Inc.	382,556	7,176,751
Occidental Petroleum Corp.	615,255	37,764,352
ONEOK, Inc.	337,239	18,194,044
Phillips 66	346,242	29,828,748
Pioneer Natural Resources Co.	139,903	18,400,043
Valero Energy Corp.	346,389	25,968,783
Williams Cos., Inc.	1,000,001	22,050,022

		822,180,809

Personal Products — 0.1%
Coty, Inc., Class A	348,716	2,287,577
Estee Lauder Cos., Inc., Class A	179,443	23,345,534

		25,633,111

Pharmaceuticals — 5.2%
Allergan PLC	259,395	34,670,736
Bristol-Myers Squibb Co.	1,329,425	69,103,511
Eli Lilly & Co.	766,629	88,714,308
Johnson & Johnson	2,182,044	281,592,778
Merck & Co., Inc.	2,114,321	161,555,268
Mylan NV(a)	428,272	11,734,653
Nektar Therapeutics(a)(b)	137,507	4,519,855
Perrigo Co. PLC	99,598	3,859,422
Pfizer, Inc.	4,693,044	204,851,371
Zoetis, Inc.	391,636	33,500,543

		894,102,445

Professional Services — 0.3%
Equifax, Inc.	95,836	8,925,207
IHS Markit Ltd.(a)(b)	296,698	14,232,603
Nielsen Holdings PLC	282,363	6,587,529
Robert Half International, Inc.	95,017	5,434,972
Verisk Analytics, Inc.(a)	136,276	14,859,535

		50,039,846

Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(a)	251,416	10,066,697

Road & Rail — 1.0%
CSX Corp.	654,890	40,688,316
JB Hunt Transport Services, Inc.	69,115	6,430,459
Kansas City Southern	80,675	7,700,429
Norfolk Southern Corp.	222,841	33,323,643
Union Pacific Corp.	599,062	82,808,340

		170,951,187

Semiconductors & Semiconductor Equipment — 3.7%
Advanced Micro Devices, Inc.(a)	727,098	13,422,229
Analog Devices, Inc.	300,091	25,756,811
Applied Materials, Inc.	803,199	26,296,735
Broadcom, Inc.	336,163	85,479,528
Intel Corp.	3,710,169	174,118,231
KLA-Tencor Corp.	127,217	11,384,649
Lam Research Corp.	127,713	17,390,679
Maxim Integrated Products, Inc.	230,848	11,738,621
Microchip Technology, Inc.	195,091	14,030,945
Micron Technology, Inc.(a)	913,727	28,992,558

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
NVIDIA Corp.(b)	496,600	$66,296,100
Qorvo, Inc.(a)	105,305	6,395,173
QUALCOMM, Inc.	986,383	56,135,056
Skyworks Solutions, Inc.	141,213	9,464,095
Texas Instruments, Inc.	778,230	73,542,735
Xilinx, Inc.	205,839	17,531,308

		637,975,453

Software — 6.2%
Adobe, Inc.(a)	397,590	89,950,762
ANSYS, Inc.(a)	66,528	9,509,512
Autodesk, Inc.(a)	179,650	23,104,786
Cadence Design Systems, Inc.(a)	224,041	9,741,303
Citrix Systems, Inc.	102,013	10,452,252
Fortinet, Inc.(a)	115,150	8,110,014
Intuit, Inc.	211,621	41,657,594
Microsoft Corp.	6,286,142	638,483,443
Oracle Corp.	2,074,557	93,666,249
Red Hat, Inc.(a)	143,919	25,277,933
salesforce.com, Inc.(a)	623,736	85,433,120
Symantec Corp.	506,961	9,579,028
Synopsys, Inc.(a)	118,824	10,009,734
Take-Two Interactive Software, Inc.(a)	95,019	9,781,256

		1,064,756,986

Specialty Retail — 2.3%
Advance Auto Parts, Inc.	58,023	9,136,302
AutoZone, Inc.(a)	20,720	17,370,405
Best Buy Co., Inc.	186,826	9,894,305
CarMax, Inc.(a)	139,174	8,730,385
Foot Locker, Inc.	90,561	4,817,845
Gap, Inc.	168,153	4,331,621
Home Depot, Inc.	920,702	158,195,018
L Brands, Inc.	179,580	4,609,819
Lowe’s Cos., Inc.	655,284	60,522,030
O’Reilly Automotive, Inc.(a)	65,600	22,588,048
Ross Stores, Inc.	305,994	25,458,701
Tiffany & Co.	86,414	6,957,191
TJX Cos., Inc.	1,012,995	45,321,396
Tractor Supply Co.	97,245	8,114,123
Ulta Salon Cosmetics & Fragrance, Inc.(a)	46,924	11,488,872

		397,536,061

Technology Hardware, Storage & Peripherals — 3.8%
Apple, Inc.	3,668,793	578,715,408
Hewlett Packard Enterprise Co.	1,175,551	15,529,029
HP, Inc.	1,296,190	26,520,047
NetApp, Inc.	200,968	11,991,761
Seagate Technology PLC	206,875	7,983,306
Western Digital Corp.	230,118	8,507,462
Xerox Corp.	170,445	3,367,993

		652,615,006

Textiles, Apparel & Luxury Goods — 0.7%
Hanesbrands, Inc.	286,625	3,591,411
Michael Kors Holdings Ltd.(a)	115,668	4,386,131
NIKE, Inc., Class B	1,040,306	77,128,287
PVH Corp.	60,782	5,649,687
Ralph Lauren Corp.	42,619	4,409,362
Tapestry, Inc.	230,910	7,793,213
Under Armour, Inc., Class A(a)(b)	144,596	2,555,011
Under Armour, Inc., Class C(a)	157,544	2,547,486
VF Corp.	269,863	19,252,026

		127,312,614

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) December 31, 2018	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Tobacco — 0.9%
Altria Group, Inc.	1,530,663	$75,599,446
Philip Morris International, Inc.	1,266,521	84,552,942

		160,152,388

Trading Companies & Distributors — 0.2%
Fastenal Co.	237,729	12,430,849
United Rentals, Inc.(a)	68,409	7,013,975
W.W. Grainger, Inc.	36,250	10,235,550

		29,680,374

Water Utilities — 0.1%
American Water Works Co., Inc.	148,954	13,520,555

Total Long-Term Investments — 99.2% (Cost — $12,321,833,084)		17,123,413,269

Security	Shares	Value

Short-Term Securities — 3.5%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.60%(c)(d)(e)	118,748,723	$118,760,598
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.41%(d)(e)	479,801,017	479,801,017

Total Short-Term Securities — 3.5% (Cost — $598,558,779)		598,561,615

Total Investments — 102.7% (Cost — $12,920,391,863)		17,721,974,884

Liabilities in Excess of Other Assets — (2.7)%		(465,046,075)

Net Assets — 100.0%		$17,256,928,809

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	All or a portion of security was purchased with the cash collateral from loaned securities.
(d)	Annualized 7-day yield as of period end.

(e)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate Persons and/or Related Parties	Shares Held at 12/31/17	Shares Purchased		Shares Sold	Shares Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock, Inc.	73,422	25,405		—	98,827	$38,821,222	$1,024,669		$—	$(9,450,411)
BlackRock Cash Funds: Institutional, SL Agency Shares	70,033,981	48,714,742	(b)	—	118,748,723	118,760,598	326,056	(c)	(3,809)	(367)
BlackRock Cash Funds: Treasury, SL Agency Shares	164,203,034	315,597,983	(b)	—	479,801,017	479,801,017	5,196,320		—	—
PNC Financial Services Group, Inc.(d)	285,955	94,316		(4,761)	375,510	N/A	1,057,699		(27,842)	(20,322,296)

						$637,382,837	$7,604,744		$(31,651)	$(29,773,074)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer an affiliate of the Fund.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	831	03/15/19	$104,091	$377,323

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	S&P 500 Index Master Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$377,323	$—	$—	$—	$377,323

(a)

Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts		Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(27,387,735)	$		$	$—	$(27,387,735)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(669,769)		$—	$	$—	$(669,769)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$253,293,330

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$17,123,413,269	$—	$—	$17,123,413,269
Short-Term Securities	598,561,615	—	—	598,561,615

	$17,721,974,884	$—	$—	$17,721,974,884

Derivative Financial Instruments(b)
Assets:
Equity contracts	$377,323	$—	$—	$377,323

(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	29

Statement of Assets and Liabilities

December 31, 2018

S&P 500 Index Master Portfolio

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $116,456,859 , cost — $12,290,742,554	$17,084,592,047
Investments at value — affiliated (cost — $629,649,309)	637,382,837
Cash pledged:
Cash pledged for futures contracts	21,791,800
Receivables:
Contributions from investors	30,540,612
Dividends — unaffiliated	19,068,503
Investments sold	5,048,344
Variation margin on futures contracts	2,060,803
Dividends — affiliated	803,886
Securities lending income — affiliated	30,995
Prepaid expenses	83,302

Total assets	17,801,403,129

LIABILITIES
Cash collateral on securities loaned at value	118,776,309
Payables:
Investments purchased	424,894,174
Investment advisory fees	568,180
Other accrued expenses	138,632
Trustees’ fees	69,898
Professional fees	27,127

Total liabilities	544,474,320

NET ASSETS	$17,256,928,809

NET ASSETS CONSIST OF
Investors’ capital	$12,454,968,465
Net unrealized appreciation (depreciation)	4,801,960,344

NET ASSETS	$17,256,928,809

See notes to financial statements.

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended December 31, 2018

S&P 500 Index Master Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$308,025,729
Dividends — affiliated	7,278,688
Securities lending income — affiliated — net	326,056
Foreign taxes withheld	(1,288,770)

Total investment income	314,341,703

EXPENSES
Investment advisory	6,423,330
Trustees	274,342
Professional	87,662

Total expenses	6,785,334
Less fees waived and/or reimbursed by the Manager	(562,789)

Total expenses after fees waived and/or reimbursed	6,222,545

Net investment income	308,119,158

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	96,396,174
Investments — affiliated	(31,651)
Futures contracts	(27,387,735)

68,976,788

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(1,272,159,977)
Investments — affiliated	(29,773,074)
Futures contracts	(669,769)

(1,302,602,820)

Net realized and unrealized loss	(1,233,626,032)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(925,506,874)

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Changes in Net Assets

	S&P 500 Index Master Portfolio
	Year Ended December 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$308,119,158	$235,116,198
Net realized gain	68,976,788	54,267,728
Net change in unrealized appreciation (depreciation)	(1,302,602,820)	2,098,921,474

Net increase (decrease) in net assets resulting from operations	(925,506,874)	2,388,305,400

CAPITAL SHARE TRANSACTIONS
Proceeds from contributions	9,671,286,018	7,322,029,278
Value of withdrawals	(5,263,924,715)	(5,727,019,300)

Net increase in net assets derived from capital share transactions	4,407,361,303	1,595,009,978

NET ASSETS
Total increase in net assets	3,481,854,429	3,983,315,378
Beginning of year	13,775,074,380	9,791,759,002

End of year	$17,256,928,809	$13,775,074,380

See notes to financial statements.

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	S&P 500 Index Master Portfolio

	Year Ended December 31,
	2018	2017	2016	2015	2014

Total Return
Based on net asset value	(4.38)%	21.77%	11.92%	1.35%	13.63%

Ratios to Average Net Assets
Total expenses	0.04%	0.04%	0.04%	0.05%	0.05%

Total expenses after fees waived and and/or reimbursed	0.04%	0.04%	0.04%	0.04%	0.05%

Net investment income	1.92%	1.93%	2.11%	2.00%	1.98%

Supplemental Data
Net assets, end of year (000)	$17,256,929	$13,775,074	$9,791,759	$7,209,857	$5,748,578

Portfolio turnover rate	12%	11%	4%	2%	3%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	33

Notes to Financial Statements	S&P 500 Index Master Portfolio

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. S&P 500 Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Reorganization: The Board of BlackRock Funds III and the Board of State Farm Mutual Fund Trust and the shareholders of State Farm S&P 500 Index Fund (the “Target Fund”) approved the reorganization of the Target Fund into iShares S&P 500 Index Fund (the “Fund”). As a result, the Fund acquired all of the assets and assumed certain stated liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of the Fund.

On November 19, 2018, all of the portfolio securities previously held by the Target Fund were subsequently contributed by the Fund to the Master Portfolio in exchange for an investment in the Master Portfolio.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward by the Master Portfolio to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
State Farm S&P 500 Index Fund	$1,473,476,973	$726,300,157

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Master Portfolio.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)	S&P 500 Index Master Portfolio

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements (continued)	S&P 500 Index Master Portfolio

defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Barclays Capital, Inc.	$17,577	$(17,577)	$—
Citigroup Global Markets, Inc.	23,453,228	(23,453,228)	—
Credit Suisse Securities (USA) LLC	2,311,353	(2,311,353)	—
Deutsche Bank Securities, Inc.	681,991	(681,991)	—
Goldman Sachs & Co.	12,574,197	(12,574,197)	—
HSBC Bank PLC	8,143,500	(8,143,500)	—
JP Morgan Securities LLC	4,552,897	(4,552,897)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	30,257,214	(30,257,214)	—
UBS AG	21,393,593	(21,393,593)	—
UBS Securities LLC	2,403,843	(2,403,843)
Wells Fargo Securities LLC	10,667,466	(10,667,466)	—

	$116,456,859	$(116,456,859)	$—

(a)

Cash collateral with a value of $118,776,309 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.04% of the average daily value of the Master Portfolio’s net assets.

Administration: MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Master Portfolio’s

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)	S&P 500 Index Master Portfolio

ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

Expense Waivers and Reimbursements: The fees and expenses of the Master Portfolio’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. Each of BFA and BAL has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the administration fees paid by the Master Portfolio in an amount equal to the independent expenses through April 30, 2021. For the year ended December 31, 2018, the amount waived and/or reimbursed was $362,004.

With respect to the Master Portfolio, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2018, the amount waived was $200,785.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees of MIP or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the year ended December 31, 2018, there were no fees waived by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Master Portfolio retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2018, the Master Portfolio paid BTC $117,731 in total for securities lending agent services and collateral investment fees.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2018, the Master Portfolio did not participate in the Interfund Lending Program

Trustees and Officers: Certain Trustees and/or officers of MIP are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2018, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$544,942,477	$81,328,722	$101,182,547

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements (continued)	S&P 500 Index Master Portfolio

7.	PURCHASES AND SALES

For the year ended December 31, 2018, purchases and sales of investments, excluding short-term securities, were $5,285,632,224 and $1,894,883,993, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$12,650,650,060

Gross unrealized appreciation	5,675,608,741
Gross unrealized depreciation	(604,283,917)

Net unrealized appreciation	$5,071,324,824

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2018, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties.

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)	S&P 500 Index Master Portfolio

The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	39

Report of Independent Registered Public Accounting Firm	S&P 500 Index Master Portfolio

To the Board of Trustees of

Master Investment Portfolio and the Investors of S&P 500 Index Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of S&P 500 Index Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 14, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Rodney D. Johnson 1941	Chair of the Board (d) and Trustee (Since 2009)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	24 RICs consisting of 138 Portfolios	None
Mark Stalnecker 1951	Chair Elect of the Board (Since 2018) (d) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	24 RICs consisting of 138 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (PCRI) since 2017.	24 RICs consisting of 138 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	24 RICs consisting of 138 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	24 RICs consisting of 138 Portfolios	None
Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	24 RICs consisting of 138 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	24 RICs consisting of 138 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee (Since 2009)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	24 RICs consisting of 138 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	41

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	24 RICs consisting of 138 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	24 RICs consisting of 138 Portfolios	None
Frederick W. Winter 1945	Trustee (Since 2009)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	24 RICs consisting of 138 Portfolios	None

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Member of the Board of Managers of BlackRock Investments, LLC since 2011; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	127 RICs consisting of 304 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 304 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has approved extending the mandatory retirement age for Rodney D. Johnson until December 31, 2018.

(c) In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, certain Independent Trustees were elected to the Board. As a result, although the chart shows certain Independent Trustees as joining the Board in 2009, those Independent Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999

(d) Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2009)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock , Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about the Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

At a special meeting of shareholders held on November 21, 2018, the Fund’s shareholders and the Master Portfolio’s interestholders elected Trustees who took office on January 1, 2019. The newly-elected Trustees include ten former Trustees and five individuals who served as directors/trustees of the funds in the BlackRock Equity-Bond Complex. Information regarding the individuals who began serving as Trustees effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust/MIP

400 Howard Street

San Francisco, CA 94105

TRUSTEE AND OFFICER INFORMATION	43

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of each Trust. The newly elected Trustees took office effective January 1, 2019.

Shareholders approved the Trustees* of BlackRock Funds III with voting results as follows:

	Votes For	Votes Withheld
Bruce R. Bond	74,530,043,622	332,513,579
Susan J. Carter	74,632,807,465	229,749,735
Collette Chilton	74,606,070,125	256,487,076
Neil A. Cotty	74,519,888,492	342,668,709
Robert Fairbairn	74,487,805,275	374,751,925
Lena G. Goldberg	74,560,684,153	301,873,047
Robert M. Hernandez	74,552,443,194	310,114,006
Henry R. Keizer	74,581,539,095	281,018,105
Cynthia A. Montgomery	74,593,918,281	268,638,919
Donald C. Opatrny	74,537,022,996	325,534,205
John M. Perlowski	74,513,534,069	349,023,132
Joseph P. Platt	74,562,906,468	299,650,732
Mark Stalnecker	74,563,261,799	299,295,401
Kenneth L. Urish	74,524,944,737	337,612,464
Claire A. Walton	74,595,571,180	266,986,021

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as trustees for other BlackRock-advised equity, multi-asset, index and money market funds.

Shareholders approved the Trustees * of Master Investment Portfolio with voting results as follows:

	Votes For	Votes Withheld	Votes Abstained
Bruce R. Bond	114,235,868,542	568,012,891	641,786,714
Susan J. Carter	114,644,969,512	314,986,585	485,712,049
Collette Chilton	114,535,742,702	412,456,983	497,468,461
Neil A. Cotty	114,294,090,740	648,797,018	502,780,388
Robert Fairbairn	114,073,048,324	869,686,392	502,933,430
Lena G. Goldberg	114,462,170,860	487,956,046	495,541,240
Robert M. Hernandez	114,478,389,572	461,883,856	505,394,718
Henry R. Keizer	114,350,013,418	592,432,169	503,222,560
Cynthia A. Montgomery	114,570,515,635	380,167,878	494,984,633
Donald C. Opatrny	114,233,094,017	712,297,050	500,277,079
John M. Perlowski	114,154,454,706	787,250,166	503,963,275
Joseph P. Platt	114,347,337,899	591,983,810	506,346,437
Mark Stalnecker	114,353,522,475	588,157,237	503,988,435
Kenneth L. Urish	114,294,097,454	648,416,164	503,154,528
Claire A. Walton	114,578,394,936	379,651,521	487,621,690

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as trustees for other BlackRock-advised equity, multi-asset, index and money market funds.

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	45

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SPSF-12/18-AR

DECEMBER 31, 2018

ANNUAL REPORT

BlackRock Funds III

➢	iShares U.S. Aggregate Bond Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call 1-800-441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended December 31, 2018, concerns about a variety of political risks and a modest slowdown in global growth worked against the equity market despite solid corporate earnings, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy for most of the reporting period, risk-taking declined sharply later in the reporting period. As a result, bonds held their value better than stocks, which posted negative returns across the globe. Shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased. This led to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession. However, given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds posted flat returns, and high-yield bonds declined slightly. Recent sell-offs in risk assets have flattened asset returns along the risk spectrum somewhat, which bears further scrutiny in the months ahead.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. By our estimation, the Fed’s neutral interest rate, or the theoretical rate that is neither stimulative nor restrictive to the economy, is approximately 3.0%. With that perspective, the Fed’s current policy is still mildly stimulative to the U.S. economy, which leaves room for further Fed rate hikes to arrive at monetary policy that is a neutral factor for economic growth.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. This was accompanied by a broad based risk-off in December — which was the worst December performance on record since 1931. Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low.

Economic growth and global earnings are likely to slow somewhat in 2019 — the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. Trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. Going into 2019, we also favor short-term bonds over long-term bonds because they offer nearly equivalent yields with far lower volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(6.85)%	(4.38)%
U.S. small cap equities (Russell 2000® Index)	(17.35)	(11.01)
International equities (MSCI Europe, Australasia, Far East Index)	(11.35)	(13.79)
Emerging market equities (MSCI Emerging Markets Index)	(8.48)	(14.57)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.06	1.87
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	2.72	(0.03)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.65	0.01
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.38	1.36
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.24)	(2.08)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2018	iShares U.S. Aggregate Bond Index Fund

Investment Objective

iShares U.S. Aggregate Bond Index Fund’s (the “Fund”) investment objective is to seek to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”).

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2018, the Fund’s Institutional Shares returned (0.13)%, Investor A Shares returned (0.48)%, Class K Shares returned (0.08)% and Investor P Shares returned (0.38)%. For the same period, the benchmark Index returned 0.01%.

Returns for the Fund’s respective share classes differ from the Index based on individual share class expenses. The Fund invests all of its assets in U.S. Total Bond Index Master Portfolio (the “Fund”), a series of Master Investment Portfolio.

Describe the market environment.

The first quarter of 2018 was characterized by strong U.S. economic data, continued U.S. Federal Reserve (the “Fed”) policy normalization, and investor fears surrounding trade protectionism. Yields of 10-year Treasury securities rose steadily to 2.95% in mid-February and then subsided to 2.74% at quarter end. The main drivers of the initial rate increases were investor optimism in light of federal tax overhaul and the market “pricing in” higher Treasury issuance and increased inflation. However, trade tensions with China and negative sentiment toward the technology sector drove a “safe haven” rally into Treasuries during the last several weeks of the first quarter, pushing down yields.

In early February, Jerome Powell replaced Janet Yellen as Fed chair. It became apparent that Chair Powell will continue Yellen’s policies in terms of normalizing U.S. interest rates in a gradual and predictable manner. As anticipated, the Fed raised short-term interest rates by 25 basis points in March and June, and signaled two additional increases over the second half of 2018. U.S. labor markets displayed strong growth in the second quarter. A range of economic statistics, including producer prices, wages and inflation expectations indicated that while general price levels are firming, any inflation increases should remain moderate by historical standards.

Above-trend growth continued into the third quarter, with domestic growth outpacing economic expansion abroad. With U.S. unemployment at generational lows, the Fed raised interest rates by 25 basis points in September. Positive market sentiment was reaffirmed as consumer confidence rose to its highest level in 18 years. However, tensions between the United States and its global trade partners remained a consistent theme in the third quarter. Eventually, a reduction in trade tensions with Canada, Mexico and the European Union helped to ease those concerns. Given solid corporate fundamentals, U.S. investment grade credit spreads tightened.

U.S. Treasuries then sold off in early October as an upbeat economic outlook supported Fed Chair Powell’s assertion that the central bank’s rate policy was probably “a long way from neutral.” These comments helped to send 10-year Treasury yields to their highest levels since May 2011. As the quarter progressed, softening global economic data and geopolitical uncertainty drove a sustained Treasury rally, flattening the yield curve. Following its fourth rate hike for 2019 in December, the Fed retained its solid outlook for the U.S. economy, with third-quarter growth confirmed at 0.9%. Although one measure of consumer confidence declined in November, possibly reflecting renewed stock market volatility, confidence remained at a high level by historical standards.

Describe recent portfolio activity.

During the period, the Master Portfolio maintained its objective of seeking to provide investment results that correspond to the total return performance of the Index by selecting securities in accordance with their relative proportion within the Index. Other factors considered in security selection included transaction costs and maturity structure.

At period end, the Master Portfolio held a small amount of cash committed for pending transactions. The cash balance did not have a material impact on Fund performance.

Describe portfolio positioning at period end.

The Master Portfolio remains positioned to attempt to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	iShares U.S. Aggregate Bond Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including administration fees, if any.
(b)

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests primarily in investment-grade U.S. Government securities and corporate bonds, as well as investment-grade mortgage-backed, asset-backed and commercial mortgage-backed securities.

(c)

A widely recognized unmanaged market-capitalization weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended December 31, 2018

				Average Annual Total Returns (a)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.97%	2.96%	1.53%	(0.13)%	N/A	2.36%	N/A	3.23%	N/A
Investor A	2.72	2.71	1.40	(0.48)	N/A	2.09	N/A	2.97	N/A
Class K	3.02	3.01	1.65	(0.08)	N/A	2.41	N/A	3.28	N/A
Investor P	2.61	2.60	1.51	(0.38)	(4.34)%	2.10	1.27%	2.97	2.55%
Bloomberg Barclays U.S. Aggregate Bond Index	N/A	N/A	1.65	0.01	N/A	2.52	N/A	3.48	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,015.30	$0.46	$1,000.00	$1,024.75	$0.46	0.09%
Investor A	1,000.00	1,014.00	1.73	1,000.00	1,023.49	1.73	0.34
Class K	1,000.00	1,016.50	0.20	1,000.00	1,025.00	0.20	0.04
Investor P	1,000.00	1,015.10	1.38	1,000.00	1,018.77	1.38	0.34

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), except Investor P which is multiplied by 147/365 (to reflect the period since inception date of August 6, 2018). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

FUND SUMMARY	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Investor P Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). These shares are only available to investors purchasing shares through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares.

Prior to the inception date of March 31, 2011 for Institutional and Investor A Shares and prior to the inception date of August 6, 2018 for Investor P Shares, the performance of the classes is based on the returns of Class K Shares, adjusted to reflect the estimated annual fund fees and operating expenses of each respective share class of the Fund.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 4 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2018 and held through December 31, 2018), except with respect to Investor P Shares which are based on a hypothetical investment of $1,000 on August 6, 2018 (commencement of operations) and held through December 31, 2018, is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2018

iShares U.S. Aggregate Bond Index Fund

ASSETS
Investments at value — Master Portfolio	$1,305,154,815
Receivables:
Capital shares sold	6,305,349
From the Administrator/Manager	15,065

Total assets	1,311,475,229

LIABILITIES
Payables:
Capital shares redeemed	5,986,819
Contributions to the Master Portfolio	318,529
Service fees	26,744
Administration fees	22,454
Board realignment and consolidation	15,065
Other accrued expenses	11,005

Total liabilities	6,380,616

NET ASSETS	$1,305,094,613

NET ASSETS CONSIST OF
Paid-in capital	$1,330,018,055
Accumulated loss	(24,923,442)

NET ASSETS	$1,305,094,613

NET ASSET VALUE
Institutional — Based on net assets of $150,713,734 and 15,308,297 shares outstanding, unlimited shares authorized, no par value	$9.85

Investor A — Based on net assets of $126,482,817 and 12,850,215 shares outstanding, unlimited shares authorized, no par value	$9.84

Class K — Based on net assets of $1,027,621,064 and 104,328,293 shares outstanding, unlimited shares authorized, no par value	$9.85

Investor P — Based on net assets of $276,998 and 28,134 shares outstanding, unlimited shares authorized, no par value	$9.85

See notes to financial statements.

FINANCIAL STATEMENTS	7

Statement of Operations

Year Ended December 31, 2018

iShares U.S. Aggregate Bond Index Fund

INVESTMENT INCOME
Net investment income allocated from the Master Portfolio:
Interest — unaffiliated	$28,653,549
Dividends — affiliated	2,769,579
Interest — affiliated	13,182
Securities lending income — affiliated — net	4,000
Foreign taxes withheld	(7)
Expenses	(479,016)
Fees waived	120,376

Total investment income	31,081,663

FUND EXPENSES
Service and distribution — class specific	310,485
Administration — class specific	236,336
Board realignment and consolidation	15,065
Professional	10,013
Miscellaneous	1,499

Total expenses	573,398
Less fees waived and/or reimbursed by the Administrator/Manager	(25,078)

Total expenses after fees waived and/or reimbursed	548,320

Net investment income	30,533,343

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized loss from investments	(6,817,144)
Net change in unrealized appreciation (depreciation) on investments	(19,188,696)

Net realized and unrealized loss	(26,005,840)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,527,503

See notes to financial statements.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares U.S. Aggregate Bond Index Fund
	Year Ended December 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$30,533,343	$17,707,626
Net realized gain (loss)	(6,817,144)	1,090,306
Net change in unrealized appreciation (depreciation)	(19,188,696)	6,862,180

Net increase in net assets resulting from operations	4,527,503	25,660,112

DISTRIBUTIONS TO SHAREHOLDER(a)(b)
From net investment income:
Institutional	(3,320,182)	(2,117,961)
Investor A	(3,016,684)	(2,072,375)
Class K	(24,785,155)	(14,093,885)
Investor P	(2,339)	—
From return of capital:
Institutional	(1,793)	—
Investor A	(1,629)	—
Class K	(13,384)	—
Investor P	(1)	—

Decrease in net assets resulting from distributions to shareholders	(31,141,167)	(18,284,221)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	354,852,563	335,965,922

NET ASSETS(b)
Total increase in net assets	328,238,899	343,341,813
Beginning of year	976,855,714	633,513,901

End of year	$1,305,094,613	$976,855,714

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and distributions in excess of net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 7 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	9

Financial Highlights

(For a share outstanding throughout each period)

	iShares U.S. Aggregate Bond Index Fund

	Institutional

	Year Ended December 31,
	2018		2017	2016		2015	2014

Net asset value, beginning of year	$10.13		$10.02	$9.99		$10.17	$9.85

Net investment income(a)	0.26		0.22	0.20		0.19	0.17
Net realized and unrealized gain (loss)	(0.28)		0.11	0.05		(0.16)	0.41

Net increase (decrease) from investment operations	(0.02)		0.33	0.25		0.03	0.58

Distributions(b)
From net investment income	(0.26)		(0.22)	(0.21)		(0.19)	(0.17)
From net realized gain	—		—	(0.01)		(0.02)	(0.09)
From return of capital	(0.00	)(c)	—	(0.00	)(c)	—	—

Total distributions	(0.26)		(0.22)	(0.22)		(0.21)	(0.26)

Net asset value, end of year	$9.85		$10.13	$10.02		$9.99	$10.17

Total Return(d)
Based on net asset value	(0.13)%		3.34%	2.48%		0.33%	5.88%

Ratios to Average Net Assets(e)
Total expenses(f)	0.09%		0.09%	0.10%		0.12%	0.17%

Total expenses after fees waived and/or reimbursed(f)	0.09%		0.09%	0.10%		0.11%	0.16%

Net investment income(f)	2.67%		2.15%	1.95%		1.85%	1.67%

Supplemental Data
Net assets, end of year (000)	$150,714		$98,927	$116,473		$58,043	$34,538

Portfolio turnover rate of the Master Portfolio(g)	274%		345%	278%		356%	476%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)

Includes the Fund’s share of its corresponding Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.01%	0.01%	0.01%	0.02%	0.02%
Investments in underlying funds	0.01%	0.01%	0.01%	0.02%	0.02%

(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	162%	193%	164%	300%	244%

See notes to financial statements.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares U.S. Aggregate Bond Index Fund (continued)

	Investor A

	Year Ended December 31,
	2018		2017	2016		2015	2014

Net asset value, beginning of year	$10.13		$10.01	$9.99		$10.17	$9.85

Net investment income(a)	0.24		0.19	0.17		0.16	0.15
Net realized and unrealized gain (loss)	(0.29)		0.13	0.05		(0.15)	0.41

Net increase (decrease) from investment operations	(0.05)		0.32	0.22		0.01	0.56

Distributions(b)
From net investment income	(0.24)		(0.20)	(0.19)		(0.17)	(0.15)
From net realized gain	—		—	(0.01)		(0.02)	(0.09)
From return of capital	(0.00	)(c)	—	(0.00	)(c)	—	—

Total distributions	(0.24)		(0.20)	(0.20)		(0.19)	(0.24)

Net asset value, end of year	$9.84		$10.13	$10.01		$9.99	$10.17

Total Return(d)
Based on net asset value	(0.48)%		3.19%	2.14%		0.08%	5.63%

Ratios to Average Net Assets(e)
Total expenses(f)	0.34%		0.34%	0.35%		0.37%	0.41%

Total expenses after fees waived and/or reimbursed(f)	0.34%		0.34%	0.35%		0.36%	0.40%

Net investment income(f)	2.39%		1.91%	1.69%		1.61%	1.44%

Supplemental Data
Net assets, end of year (000)	$126,483		$121,690	$71,391		$19,145	$10,732

Portfolio turnover rate of the Master Portfolio(g)	274%		345%	278%		356%	476%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)

Includes the Fund’s share of its corresponding Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.01%	0.01%	0.01%	0.02%	0.02%
Investments in underlying funds	0.01%	0.01%	0.01%	0.02%	0.02%

(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	162%	193%	164%	300%	244%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	11

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares U.S. Aggregate Bond Index Fund (continued)

	Class K

	Year Ended December 31,
	2018		2017	2016		2015	2014

Net asset value, beginning of year	$10.13		$10.02	$9.99		$10.17	$9.85

Net investment income(a)	0.27		0.22	0.20		0.19	0.17
Net realized and unrealized gain (loss)	(0.28)		0.12	0.06		(0.15)	0.41

Net increase (decrease) from investment operations	(0.01)		0.34	0.26		0.04	0.58

Distributions(b)
From net investment income	(0.27)		(0.23)	(0.22)		(0.20)	(0.17)
From net realized gain	—		—	(0.01)		(0.02)	(0.09)
From return of capital	(0.00	)(c)	—	(0.00	)(c)	—	—

Total distributions	(0.27)		(0.23)	(0.23)		(0.22)	(0.26)

Net asset value, end of year	$9.85		$10.13	$10.02		$9.99	$10.17

Total Return(d)
Based on net asset value	(0.08)%		3.39%	2.53%		0.38%	5.94%

Ratios to Average Net Assets(e)
Total expenses(f)	0.04%		0.04%	0.05%		0.07%	0.12%

Total expenses after fees waived and/or reimbursed(f)	0.04%		0.04%	0.05%		0.06%	0.10%

Net investment income(f)	2.71%		2.21%	2.00%		1.89%	1.72%

Supplemental Data
Net assets, end of year (000)	$1,027,621		$756,239	$445,650		$166,203	$159,449

Portfolio turnover rate of the Master Portfolio(g)	274%		345%	278%		356%	476%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)

Includes the Fund’s share of its corresponding Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.01%	0.01%	0.01%	0.02%	0.02%
Investments in underlying funds	0.01%	0.01%	0.01%	0.02%	0.02%

(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	162%	193%	164%	300%	244%

See notes to financial statements.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares U.S. Aggregate Bond Index Fund (continued)

	Investor P
	Period from 08/06/18 (a) to 12/31/18

Net asset value, beginning of period	$9.83

Net investment income(b)	0.10
Net realized and unrealized gain	0.03

Net increase from investment operations	0.13

Distributions(c)
From net investment income	(0.11)
From return of capital	(0.00	)(d)

	(0.11)

Net asset value, end of period	$9.85

Total Return(e)
Based on net asset value	1.30	%(f)

Ratios to Average Net Assets(g)
Total expenses(h)	0.34	%(i)

Total expenses after fees waived and/or reimbursed(h)	0.34	%(i)

Net investment income(h)	2.61	%(i)

Supplemental Data
Net assets, end of period (000)	$277

Portfolio turnover rate of the Master Portfolio(j)	274%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(h)

Includes the Fund’s share of its corresponding Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds as follows:

Period from 08/06/18 (a) to 12/31/18
Allocated fees waived	0.01%
Investments in underlying funds	0.01%

(i)	Annualized.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

Period from 08/06/18 (a) to 12/31/18
Portfolio turnover rate (excluding MDRs)	162%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. iShares U.S. Aggregate Bond Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund seeks to achieve its investment objective by investing all of its assets in U.S. Total Bond Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), an affiliate of the Trust, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At December 31, 2018, the percentage of the Master Portfolio owned by the Fund was 15.7%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A Shares are generally available through financial intermediaries. Investor P Shares are only available through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. The Board of Trustees of the Trust and Board of Trustees of MIP are referred to throughout this report as the “Board of Trustees” or the “Board” and the members are referred to as “Trustees.”

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class K Shares	No	No	None
Investor A Shares	No	No	None
Investor P Shares(a)	Yes	No	None

(a)	Commenced operations on August 6, 2018.

The Fund, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Fund’s ordinary operating

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BAL is entitled to receive for these administrative services an annual fee based on the average daily net assets of the Fund as follows:

Institutional	Investor A	Class K	Investor P
0.06%	0.06%	0.01%	0.06%

For the year ended December 31, 2018, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	Investor A	Class K	Investor P	Total
$72,850	$74,444	$88,990	$52	$236,336

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators. For the year ended December 31, 2018, BAL did not waive any amount.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of Investor A and Investor P Shares.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor P	Total
$310,276	$209	$310,485

Expense Limitations, Waivers, Reimbursements, and Recoupments: The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. BAL has contractually agreed to reimburse the Fund or provide an offsetting credit against the administration fees paid by the Fund in an amount equal to these independent expenses through April 30, 2020. For the year ended December 31, 2018, the amount waived was $10,013.

The Fund has begun to incur expenses in connection with a proposed realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. BlackRock Fund Advisors (the “Manager”) has voluntarily agreed to reimburse the Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statement of Operations. For the year ended December 31, 2018, the amount reimbursed for the Fund was $15,065.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2018, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

	12/31/18	12/31/17
Ordinary income	$31,124,360	$18,284,221
Return of capital	16,807	—

	$31,141,167	$18,284,221

As of period end, the tax components of accumulated loss were as follows:

Capital loss carryforwards	$(9,389,065)
Net unrealized gains (losses)(a)	(15,534,377)

$(24,923,442)

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of partnership income.

As of December 31, 2018, the Fund had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains of $9,389,065.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/18		Year Ended 12/31/17
	Shares	Amount	Shares	Amount
Institutional
Shares sold	10,611,905	$103,995,282	5,409,990	$54,763,935
Shares issued in reinvestment of distributions	338,915	3,320,601	209,418	2,117,961
Shares redeemed	(5,410,391)	(53,156,868)	(7,477,988)	(75,431,009)

Net increase (decrease)	5,540,429	$54,159,015	(1,858,580)	$(18,549,113)

Investor A
Shares sold	7,603,618	$74,842,788	9,743,745	$98,444,867
Shares issued in reinvestment of distributions	307,740	3,018,107	204,788	2,072,311
Shares redeemed	(7,079,417)	(69,658,569)	(5,058,711)	(51,255,316)

Net increase	831,941	$8,202,326	4,889,822	$49,261,862

Class K
Shares sold	65,903,541	$647,766,551	55,318,960	$560,198,900
Shares issued in reinvestment of distributions	2,464,274	24,169,734	1,363,323	13,809,391
Shares redeemed	(38,677,132)	(379,721,218)	(26,519,341)	(268,755,118)

Net increase	29,690,683	$292,215,067	30,162,942	$305,253,173

	Period from 08/06/18 (a) to 12/31/18

Investor P
Shares sold	28,116	$275,976
Shares issued in reinvestment of distributions	19	187
Shares redeemed	(1)	(8)

Net increase	28,134	$276,155

Total Net Increase (Decrease)	36,091,187	$354,852,563	33,194,184	$335,965,922

(a)	Commencement of operations

As of December 31, 2018, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 20,346 Investor P Shares of the Fund.

7.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statements of Changes in Net Assets and Notes to Financial Statements.

Prior year distribution information and distributions in excess of net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Distributions for the year ended December 31, 2017 were classified as follows:

Share Class	Net Investment Income
Institutional	$2,117,961
Investor A	2,072,375
Class K	14,093,885

Distribution in excess of net investment income as of December 31, 2017 was $(2,100,741).

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	17

Report of Independent Registered Public Accounting Firm	iShares U.S. Aggregate Bond Index Fund

To the Board of Trustees of BlackRock Funds III and the Shareholders of

iShares U.S. Aggregate Bond Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of iShares U.S. Aggregate Bond Index Fund (one of the series constituting BlackRock Funds III, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the administrator of the Master Portfolio. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

Important Tax Information  (unaudited)

During the fiscal year ended December 31, 2018, the following information is provided with respect to the ordinary income distributions paid by the Fund:

Interest-Related Dividends for Non-U.S. Residents(a)	81.16%
Federal Obligation Interest(b)	29.56

(a)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
(b)

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Master Portfolio Information as of December 31, 2018	U.S. Total Bond Index Master Portfolio

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments
U.S. Treasury Obligations	34%
U.S. Government Sponsored Agency Securities	29
Corporate Bonds	24
Foreign Agency Obligations	3
Non-Agency Mortgage-Backed Securities	1
Municipal Bonds	1
Asset Backed Securities(a)	—
Preferred Securities(a)	—
Short-Term Securities	9
TBA Sale Commitments	(1)

(a)	Represents less than 1%.

CREDIT QUALITY ALLOCATION (b)

Credit Rating	Percent of Total Investments (c)
AAA/Aaa(d)	73%
AA/Aa	4
A	11
BBB/Baa	12
N/R	—	(a)

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Excludes short-term securities.
(d)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

MASTER PORTFOLIO INFORMATION	19

Schedule of Investments December 31, 2018	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities — 0.5%
American Express Credit Account Master Trust, Series 2017-1, Class A, 1.93%, 09/15/22	$6,500	$6,423,125
Americredit Automobile Receivables Trust, Series 2018-1, Class D, 3.82%, 03/18/24	4,000	4,024,780
Citibank Credit Card Issuance Trust:
Series 2016-A2, Class A2, 2.19%, 11/20/23	9,750	9,574,116
Series 2017-A3, Class A3, 1.92%, 04/07/22	3,600	3,554,083
Ford Credit Auto Owner Trust, Series 2017-C, Class A4, 2.16%, 03/15/23	3,250	3,192,652
Honda Auto Receivables Owner Trust, Series 2017-4, Class A4, 2.21%, 03/21/24	6,525	6,428,690
Synchrony Credit Card Master Note Trust, Class A:
Series 2015-1, 2.37%, 03/15/23	3,000	2,976,299
Series 2018-2, 3.47%, 05/15/26	3,415	3,456,349

Total Asset-Backed Securities — 0.5% (Cost — $39,638,912)		39,630,094

Corporate Bonds — 25.8%

Aerospace & Defense — 0.5%
Boeing Co.:
2.35%, 10/30/21	75	73,853
2.13%, 03/01/22	250	242,626
1.88%, 06/15/23	500	473,882
2.80%, 03/01/27	1,000	953,050
6.13%, 02/15/33	100	126,580
3.30%, 03/01/35	65	59,124
3.38%, 06/15/46	250	221,938
3.85%, 11/01/48	1,000	956,045
Embraer Netherlands Finance BV:
5.05%, 06/15/25	250	252,500
5.40%, 02/01/27	500	516,250
General Dynamics Corp.:
3.00%, 05/11/21	3,000	3,002,426
3.88%, 07/15/21	50	51,104
2.25%, 11/15/22	500	487,839
3.38%, 05/15/23	500	503,460
3.50%, 05/15/25	1,000	995,913
Harris Corp.:
3.83%, 04/27/25	500	490,446
4.85%, 04/27/35	1,065	1,056,613
L3 Technologies, Inc.:
4.95%, 02/15/21	250	255,826
4.40%, 06/15/28	250	249,944
Lockheed Martin Corp.:
2.50%, 11/23/20	1,000	988,346
3.35%, 09/15/21	1,000	1,006,638
3.55%, 01/15/26	2,250	2,232,655
3.60%, 03/01/35	65	60,525
4.07%, 12/15/42	100	95,419
3.80%, 03/01/45	1,500	1,366,731
4.70%, 05/15/46	750	781,523
4.09%, 09/15/52	500	466,706
Northrop Grumman Corp.:
2.08%, 10/15/20	1,000	980,699
3.25%, 08/01/23	500	492,063
2.93%, 01/15/25	1,000	948,885
3.25%, 01/15/28	2,000	1,866,003
4.75%, 06/01/43	375	379,100
4.03%, 10/15/47	1,000	909,510
Raytheon Co.:
4.88%, 10/15/40	250	277,680
4.70%, 12/15/41	100	108,882

Security	Par (000)	Value

Aerospace & Defense (continued)
Rockwell Collins, Inc.:
2.80%, 03/15/22	$1,000	$971,985
3.50%, 03/15/27	1,000	938,687
4.35%, 04/15/47	1,000	919,941
United Technologies Corp.:
1.90%, 05/04/20	1,000	981,338
3.35%, 08/16/21	400	398,918
1.95%, 11/01/21	250	239,988
3.10%, 06/01/22	600	587,546
3.65%, 08/16/23	500	498,041
2.65%, 11/01/26	1,000	900,554
3.13%, 05/04/27	1,000	923,640
4.13%, 11/16/28	2,000	1,981,402
4.45%, 11/16/38	500	486,972
5.70%, 04/15/40	300	329,200
4.50%, 06/01/42	2,950	2,786,985
4.15%, 05/15/45	250	223,582
3.75%, 11/01/46	750	632,583
4.05%, 05/04/47	500	440,654
4.63%, 11/16/48	750	724,265

		38,897,065

Air Freight & Logistics — 0.1%
FedEx Corp.:
4.00%, 01/15/24	250	256,029
3.25%, 04/01/26	545	517,371
3.30%, 03/15/27	500	475,429
3.90%, 02/01/35	190	172,019
3.88%, 08/01/42	50	41,516
4.75%, 11/15/45	160	150,854
4.55%, 04/01/46	750	681,653
4.40%, 01/15/47	500	449,177
4.05%, 02/15/48	1,000	837,652
4.95%, 10/17/48	1,000	966,373
United Parcel Service, Inc.:
3.13%, 01/15/21	500	504,097
2.05%, 04/01/21	500	491,263
2.45%, 10/01/22	500	489,518
2.50%, 04/01/23	2,000	1,945,761
2.40%, 11/15/26	2,000	1,843,399
3.05%, 11/15/27	500	476,242
6.20%, 01/15/38	100	121,810
3.63%, 10/01/42	250	223,584
3.40%, 11/15/46	220	189,536
3.75%, 11/15/47	500	451,492

		11,284,775

Airlines — 0.0%
American Airlines Pass-Through Trust:
Series 2013-2, Class A, 4.95%, 07/15/24	133	135,285
Series 2016-2, Class AA, 3.20%, 12/15/29	450	422,846
Continental Airlines Pass-Through Trust, Series 2012-1, Class A, 4.15%, 10/11/25	36	36,370
United Airlines Pass-Through Trust:
Series 2013-1, Class A, 4.30%, 02/15/27	160	163,867
Series 2016-1, Class AA, 3.10%, 01/07/30	474	456,073
US Airways Pass Through Trust, Series 2013-1 Class A, 3.95%, 05/15/27	180	180,885

		1,395,326

Auto Components — 0.0%
Aptiv PLC, 4.40%, 10/01/46	500	436,406
BorgWarner, Inc., 3.38%, 03/15/25	70	68,473
Ford Motor Credit Co. LLC, 4.14%, 02/15/23	1,000	950,510

		1,455,389

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Automobiles — 0.1%
Ford Motor Co.:
4.35%, 12/08/26	$750	$668,104
7.45%, 07/16/31	150	154,654
4.75%, 01/15/43	1,850	1,426,693
5.29%, 12/08/46	500	410,490
General Motors Co.:
4.88%, 10/02/23	600	601,357
4.00%, 04/01/25	2,000	1,869,385
4.20%, 10/01/27	2,000	1,802,682
5.00%, 04/01/35	750	637,704
6.60%, 04/01/36	250	243,376
5.15%, 04/01/38	500	427,181
5.20%, 04/01/45	250	207,189
6.75%, 04/01/46	275	266,229
5.40%, 04/01/48	500	425,824
5.95%, 04/01/49	1,000	901,714

		10,042,582

Banks — 3.0%
Australia & New Zealand Banking Group Ltd.:
3.30%, 05/17/21	1,000	998,992
2.30%, 06/01/21	1,000	975,936
Bancolombia SA, 5.95%, 06/03/21	100	103,500
Bank of Montreal:
3.10%, 07/13/20	500	499,726
2.35%, 09/11/22	2,000	1,931,996
Series D, 3.10%, 04/13/21	1,000	999,498
Bank of New York Mellon Corp.:
2.45%, 11/27/20	190	187,790
2.50%, 04/15/21	250	246,922
2.05%, 05/03/21	500	488,012
3.55%, 09/23/21	50	50,578
2.60%, 02/07/22	1,000	982,299
3.45%, 08/11/23	500	501,634
2.20%, 08/16/23	1,000	949,538
2.80%, 05/04/26	70	65,930
3.25%, 05/16/27	750	724,711
3.85%, 04/28/28	4,000	4,033,500
3.30%, 08/23/29	1,000	935,479
Series G, 2.15%, 02/24/20	250	247,809
Series G, 3.00%, 02/24/25	105	101,385
Bank of Nova Scotia:
2.45%, 03/22/21	500	491,429
3.13%, 04/20/21	750	748,817
2.80%, 07/21/21	750	743,514
2.70%, 03/07/22	1,000	978,179
2.45%, 09/19/22	2,000	1,931,036
4.50%, 12/16/25	250	248,930
Barclays Bank PLC:
5.14%, 10/14/20	1,000	1,010,824
2.65%, 01/11/21	2,000	1,958,256
Barclays PLC:
3.25%, 01/12/21	1,250	1,224,123
3.20%, 08/10/21	750	728,885
3.68%, 01/10/23	1,500	1,441,284
4.34%, 05/16/24(a)	2,000	1,944,493
3.65%, 03/16/25	450	414,783
4.38%, 01/12/26	1,000	949,932
4.34%, 01/10/28	750	694,004
4.97%, 05/16/29(a)	750	723,133
4.95%, 01/10/47	500	441,848
BB&T Corp.:
2.45%, 01/15/20	250	248,255
2.63%, 06/29/20	3,250	3,220,906

Security	Par (000)	Value

Banks (continued)
2.75%, 04/01/22	$1,000	$983,059
2.85%, 10/26/24	500	480,383
BNP Paribas SA:
3.25%, 03/03/23	250	245,665
2.38%, 05/21/20	2,000	1,978,165
5.00%, 01/15/21	100	103,477
4.25%, 10/15/24	250	247,163
BPCE SA:
2.65%, 02/03/21	1,000	980,369
4.00%, 04/15/24	250	250,979
Branch Banking & Trust Co., 3.80%, 10/30/26	250	247,783
Canadian Imperial Bank of Commerce, 3.50%, 09/13/23	2,000	2,001,467
Citibank NA:
2.85%, 02/12/21	2,000	1,981,927
3.40%, 07/23/21	750	750,953
Citizens Bank NA/Providence RI:
2.55%, 05/13/21	1,000	978,079
2.65%, 05/26/22	250	242,884
Comerica, Inc., 3.70%, 07/31/23	250	249,861
Commonwealth Bank of Australia, New York, 2.30%, 03/12/20	250	247,387
Compass Bank, 3.88%, 04/10/25	250	239,656
Cooperatieve Rabobank UA:
2.50%, 01/19/21	2,000	1,965,306
2.75%, 01/10/22	3,000	2,941,201
3.88%, 02/08/22	150	151,657
3.95%, 11/09/22	1,000	996,738
2.75%, 01/10/23	2,000	1,935,037
4.63%, 12/01/23	500	506,965
3.38%, 05/21/25	500	490,203
4.38%, 08/04/25	1,250	1,227,700
3.75%, 07/21/26	500	468,568
5.25%, 05/24/41	2,025	2,230,563
5.25%, 08/04/45	250	257,780
Credit Suisse AG, New York:
5.40%, 01/14/20	150	152,320
3.00%, 10/29/21	3,250	3,208,789
3.63%, 09/09/24	1,250	1,226,487
Discover Bank:
7.00%, 04/15/20	500	520,546
3.20%, 08/09/21	1,000	989,611
4.20%, 08/08/23	2,000	2,000,460
4.68%, 08/09/28(a)	2,000	1,957,200
Fifth Third Bancorp:
3.50%, 03/15/22	100	100,176
4.30%, 01/16/24	250	252,917
8.25%, 03/01/38	425	564,094
Fifth Third Bank:
3.35%, 07/26/21	1,000	1,002,014
2.88%, 10/01/21	200	197,638
3.95%, 07/28/25	500	506,701
3.85%, 03/15/26	500	492,490
First Republic Bank, 4.63%, 02/13/47	500	481,559
HSBC Bank USA NA, 4.88%, 08/24/20	500	512,291
HSBC Holdings PLC:
3.40%, 03/08/21	1,500	1,496,107
5.10%, 04/05/21	500	517,055
2.95%, 05/25/21	500	493,557
2.65%, 01/05/22	1,500	1,455,193
4.88%, 01/14/22	150	155,050
(3 mo. LIBOR US + 1.06%), 3.26%, 03/13/23(b)	1,000	978,658
3.60%, 05/25/23	750	745,718

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) December 31, 2018	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
4.25%, 03/14/24	$500	$496,205
3.95%, 05/18/24(a)	380	377,948
4.25%, 08/18/25	500	485,295
4.30%, 03/08/26	1,000	986,417
3.90%, 05/25/26	1,000	958,205
4.29%, 09/12/26(a)	4,000	3,939,909
4.38%, 11/23/26	2,000	1,936,240
(3 mo. LIBOR US + 1.55%), 4.04%, 03/13/28(b)	3,000	2,870,259
4.58%, 06/19/29(a)	2,000	1,982,476
6.50%, 05/02/36	200	227,567
6.50%, 09/15/37	750	850,023
6.80%, 06/01/38	250	295,236
5.25%, 03/14/44	250	247,796
HSBC USA, Inc.:
2.35%, 03/05/20	1,000	989,904
2.75%, 08/07/20	250	247,280
Huntington Bancshares, Inc.:
3.15%, 03/14/21	1,250	1,244,435
4.00%, 05/15/25	2,000	2,010,448
ING Groep NV:
4.10%, 10/02/23	1,000	999,392
3.95%, 03/29/27	250	239,886
4.55%, 10/02/28	1,000	988,643
Intesa Sanpaolo SpA, 5.25%, 01/12/24	250	244,144
JPMorgan Chase Bank NA, 3.09%, 04/26/21(a)	500	497,979
KeyBank NA:
2.25%, 03/16/20	500	494,687
2.50%, 11/22/21	1,000	980,319
2.30%, 09/14/22	350	336,944
3.38%, 03/07/23	250	249,715
KeyCorp:
2.90%, 09/15/20	500	496,226
5.10%, 03/24/21	2,100	2,178,017
KFW:
1.75%, 03/31/20	2,000	1,979,099
1.50%, 04/20/20	1,250	1,232,174
1.63%, 05/29/20	1,605	1,582,709
1.88%, 06/30/20	750	741,706
2.75%, 07/15/20	6,000	6,011,232
2.75%, 10/01/20	6,500	6,514,105
1.88%, 11/30/20	1,000	985,515
1.88%, 12/15/20	4,000	3,941,628
1.63%, 03/15/21	1,250	1,223,906
2.63%, 04/12/21	2,000	2,001,060
1.50%, 06/15/21	1,500	1,460,588
1.75%, 09/15/21	500	488,923
2.00%, 11/30/21	2,000	1,965,916
2.13%, 03/07/22	2,000	1,969,269
2.13%, 06/15/22	2,250	2,212,254
2.38%, 12/29/22	3,000	2,969,340
2.13%, 01/17/23	200	195,776
2.50%, 11/20/24	2,000	1,973,619
2.00%, 05/02/25	2,000	1,910,110
Lloyds Bank PLC, 2.70%, 08/17/20	250	246,838
M&T Bank Corp., 3.55%, 07/26/23	2,000	2,007,971
Manufacturers & Traders Trust Co., 2.10%, 02/06/20	250	247,315
National Australia Bank Ltd.:
3.70%, 11/04/21	500	504,728
2.50%, 05/22/22	1,000	970,572
2.88%, 04/12/23	2,000	1,937,076
2.50%, 07/12/26	250	227,844
Northern Trust Corp., 3.65%, 08/03/28	250	249,549

Security	Par (000)	Value

Banks (continued)
Oesterreichische Kontrollbank AG:
1.75%, 01/24/20	$500	$495,610
2.88%, 03/13/23	2,000	2,012,375
PNC Bank NA:
2.30%, 06/01/20	500	493,268
2.45%, 11/05/20	1,250	1,234,678
2.15%, 04/29/21	500	488,035
2.45%, 07/28/22	750	726,407
2.95%, 01/30/23	250	243,480
2.95%, 02/23/25	250	240,550
4.05%, 07/26/28	500	502,268
PNC Financial Services Group, Inc., 3.30%, 03/08/22	75	74,834
Regions Financial Corp.:
3.20%, 02/08/21	1,000	993,604
2.75%, 08/14/22	500	482,390
3.80%, 08/14/23	2,000	2,003,575
Royal Bank of Canada:
2.13%, 03/02/20	4,000	3,958,727
2.15%, 03/06/20	250	247,821
2.50%, 01/19/21	250	247,134
4.65%, 01/27/26	700	720,585
Santander Holdings USA, Inc.:
2.65%, 04/17/20	150	148,059
3.70%, 03/28/22	2,000	1,964,194
3.40%, 01/18/23	3,000	2,878,948
Santander UK Group Holdings PLC:
2.88%, 10/16/20	1,065	1,046,420
3.13%, 01/08/21	75	73,629
2.88%, 08/05/21	1,000	964,654
3.37%, 01/05/24(a)	3,000	2,846,481
Santander UK PLC, 2.38%, 03/16/20	250	247,270
Sumitomo Mitsui Banking Corp.:
2.45%, 01/16/20	250	248,010
2.45%, 10/20/20	750	739,623
SunTrust Bank:
2.45%, 08/01/22	1,000	964,060
3.50%, 08/02/22(a)	4,000	3,988,032
3.69%, 08/02/24(a)	365	363,529
SunTrust Banks, Inc., 2.90%, 03/03/21	500	495,675
Svenska Handelsbanken AB:
2.45%, 03/30/21	500	490,178
3.35%, 05/24/21	2,000	1,998,911
Synchrony Bank, 3.00%, 06/15/22	500	467,214
Toronto-Dominion Bank:
1.85%, 09/11/20	300	294,512
2.13%, 04/07/21	500	489,271
3.25%, 06/11/21	500	502,048
1.80%, 07/13/21	2,000	1,935,379
3.50%, 07/19/23	500	503,442
(5 year USD Swap + 2.21%), 3.63%, 09/15/31(b)	500	473,464
US Bancorp.:
4.13%, 05/24/21	50	51,153
3.90%, 04/26/28	2,000	2,024,383
Series V, 2.63%, 01/24/22	2,000	1,969,610
Series V, 2.38%, 07/22/26	500	455,999
US Bank NA:
2.05%, 10/23/20	1,000	982,661
3.40%, 07/24/23	3,000	2,993,841
2.80%, 01/27/25	500	480,433
Wells Fargo & Co.:
2.60%, 07/22/20	500	495,154
2.55%, 12/07/20	750	739,431
3.00%, 01/22/21	250	248,884

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.50%, 03/04/21	$740	$727,844
4.60%, 04/01/21	1,000	1,024,020
2.10%, 07/26/21	1,000	968,779
3.50%, 03/08/22	5,000	4,983,356
2.63%, 07/22/22	3,750	3,615,978
3.07%, 01/24/23	2,500	2,434,810
4.13%, 08/15/23	250	251,477
4.48%, 01/16/24	250	252,999
3.30%, 09/09/24	750	725,506
3.00%, 02/19/25	350	329,850
3.55%, 09/29/25	1,000	968,876
3.00%, 04/22/26	1,750	1,630,718
4.10%, 06/03/26	520	507,796
3.00%, 10/23/26	1,750	1,620,018
4.30%, 07/22/27	1,500	1,475,498
(3 mo. LIBOR US + 1.31%), 3.58%, 05/22/28(b)	1,500	1,440,114
5.38%, 11/02/43	900	939,217
5.61%, 01/15/44	656	711,440
4.65%, 11/04/44	3,345	3,148,992
3.90%, 05/01/45	150	137,636
4.90%, 11/17/45	500	487,538
4.40%, 06/14/46	600	550,387
4.75%, 12/07/46	1,100	1,059,135
Series M, 3.45%, 02/13/23	450	440,558
Series N, 2.15%, 01/30/20	460	454,998
Wells Fargo Bank NA:
2.15%, 12/06/19	750	743,199
2.60%, 01/15/21	2,000	1,975,158
3.33%, 07/23/21(a)	500	499,513
6.60%, 01/15/38	500	618,359
Westpac Banking Corp.:
2.60%, 11/23/20	500	493,621
2.65%, 01/25/21	4,000	3,959,587
2.10%, 05/13/21	500	487,227
2.75%, 01/11/23	3,000	2,911,165
2.85%, 05/13/26	500	464,699
3.40%, 01/25/28	1,000	963,778
(5 year USD ICE Swap + 2.24%), 4.32%, 11/23/31(b)	750	711,883
Zions Bancorp. NA, 3.50%, 08/27/21	250	249,225

		250,852,736

Beverages — 0.7%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.(c):
3.65%, 02/01/26	4,500	4,254,967
4.70%, 02/01/36	1,500	1,391,097
4.90%, 02/01/46	5,620	5,211,906
Anheuser-Busch InBev Finance, Inc.:
2.65%, 02/01/21	933	917,508
2.63%, 01/17/23	500	475,892
3.30%, 02/01/23	2,250	2,187,784
3.70%, 02/01/24	750	734,973
4.63%, 02/01/44	650	578,238
Anheuser-Busch InBev Worldwide, Inc.:
3.75%, 01/15/22	3,000	3,002,211
2.50%, 07/15/22	1,200	1,145,749
3.50%, 01/12/24	3,500	3,423,509
4.00%, 04/13/28	1,000	956,533
4.38%, 04/15/38	1,000	892,197
8.20%, 01/15/39	150	192,866
4.95%, 01/15/42	500	466,654
3.75%, 07/15/42	300	235,172
4.60%, 04/15/48	1,000	896,260
4.44%, 10/06/48	632	545,771
4.75%, 04/15/58	500	435,114

Security	Par (000)	Value

Beverages (continued)
Coca-Cola Co.:
1.88%, 10/27/20	$4,500	$4,422,896
2.45%, 11/01/20	350	347,776
2.20%, 05/25/22	250	242,991
2.88%, 10/27/25	125	120,343
2.55%, 06/01/26	750	706,037
2.90%, 05/25/27	250	240,506
Coca-Cola Femsa SAB de CV, 3.88%, 11/26/23	500	503,750
Constellation Brands, Inc.:
2.65%, 11/07/22	4,000	3,830,131
3.70%, 12/06/26	750	706,087
3.50%, 05/09/27	1,000	925,964
Diageo Capital PLC:
4.83%, 07/15/20	500	513,695
2.63%, 04/29/23	250	242,524
3.50%, 09/18/23	2,000	2,005,773
3.88%, 05/18/28	1,000	1,018,106
3.88%, 04/29/43	125	122,176
Diageo Investment Corp.:
2.88%, 05/11/22	100	99,025
4.25%, 05/11/42	250	253,712
Keurig Dr. Pepper, Inc.:
4.60%, 05/25/28(c)	750	744,342
3.55%, 05/25/21(c)	750	748,864
2.70%, 11/15/22	100	94,826
4.06%, 05/25/23(c)	500	498,269
4.42%, 05/25/25(c)	250	248,843
4.99%, 05/25/38(c)	250	243,256
4.42%, 12/15/46	500	441,327
5.09%, 05/25/48(c)	250	237,738
Molson Coors Brewing Co.:
2.10%, 07/15/21	750	723,114
3.50%, 05/01/22	75	74,551
3.00%, 07/15/26	1,345	1,197,847
5.00%, 05/01/42	750	705,957
PepsiCo, Inc.:
3.00%, 08/25/21	750	751,814
2.75%, 03/05/22	250	247,480
3.10%, 07/17/22	500	500,206
2.75%, 03/01/23	300	295,582
3.60%, 03/01/24	250	253,774
2.75%, 04/30/25	1,000	959,593
3.50%, 07/17/25	250	251,244
2.85%, 02/24/26	500	478,012
2.38%, 10/06/26	1,000	918,049
3.00%, 10/15/27	2,000	1,928,110
3.60%, 08/13/42	100	93,292
4.60%, 07/17/45	500	533,082
4.45%, 04/14/46	500	522,170
3.45%, 10/06/46	3,250	2,884,442

		60,821,677

Biotechnology — 0.4%
Amgen, Inc.:
3.45%, 10/01/20	100	100,445
4.10%, 06/15/21	250	254,922
1.85%, 08/19/21	250	241,061
3.88%, 11/15/21	1,000	1,013,225
2.70%, 05/01/22	500	489,615
2.25%, 08/19/23	250	236,621
3.63%, 05/22/24	250	249,241
3.13%, 05/01/25	750	717,598
2.60%, 08/19/26	715	649,720
3.20%, 11/02/27	2,000	1,874,189

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) December 31, 2018	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Biotechnology (continued)
4.95%, 10/01/41	$2,000	$2,037,434
5.65%, 06/15/42	750	841,242
4.40%, 05/01/45	425	397,455
4.56%, 06/15/48	500	478,831
4.66%, 06/15/51	904	851,738
Baxalta, Inc.:
2.88%, 06/23/20	149	147,669
4.00%, 06/23/25	1,398	1,366,770
5.25%, 06/23/45	105	106,430
Biogen, Inc.:
2.90%, 09/15/20	2,500	2,481,383
4.05%, 09/15/25	595	592,286
5.20%, 09/15/45	750	774,391
Celgene Corp.:
2.88%, 08/15/20	500	496,507
3.25%, 08/15/22	150	147,268
3.55%, 08/15/22	750	741,762
4.00%, 08/15/23	750	753,413
3.88%, 08/15/25	500	481,331
3.45%, 11/15/27	1,000	909,994
5.25%, 08/15/43	145	139,487
5.00%, 08/15/45	750	693,512
4.35%, 11/15/47	500	421,052
4.55%, 02/20/48	1,000	866,595
Gilead Sciences, Inc.:
2.55%, 09/01/20	500	495,956
1.95%, 03/01/22	1,000	963,307
2.50%, 09/01/23	500	482,345
3.70%, 04/01/24	3,750	3,743,735
3.50%, 02/01/25	170	167,754
3.65%, 03/01/26	1,325	1,298,767
2.95%, 03/01/27	500	465,492
4.60%, 09/01/35	1,350	1,363,019
5.65%, 12/01/41	50	55,240
4.50%, 02/01/45	2,150	2,067,666
4.75%, 03/01/46	1,000	992,092
4.15%, 03/01/47	750	690,856

		34,339,416

Building Materials — 0.0%
Martin Marietta Materials, Inc., 4.25%, 12/15/47	1,000	818,511

Building Products — 0.0%
Johnson Controls International PLC:
3.63%, 07/02/24(d)	80	78,833
5.13%, 09/14/45	250	249,614
4.50%, 02/15/47	250	231,300
4.95%, 07/02/64(d)	250	232,357
Masco Corp., 4.38%, 04/01/26	1,000	1,000,113
Owens Corning:
4.20%, 12/15/22	1,150	1,141,811
4.20%, 12/01/24	250	248,012
4.40%, 01/30/48	1,000	755,895

		3,937,935

Capital Markets — 1.0%
Ameriprise Financial, Inc.:
4.00%, 10/15/23	150	154,293
2.88%, 09/15/26	500	465,579
Ares Capital Corp., 3.88%, 01/15/20	300	300,629
Brookfield Asset Management, Inc., 4.00%, 01/15/25	250	243,786
Charles Schwab Corp.:
4.45%, 07/22/20	100	102,202
3.00%, 03/10/25	80	77,304
3.85%, 05/21/25	1,000	1,020,021
3.20%, 01/25/28	1,000	958,337

Security	Par (000)	Value

Capital Markets (continued)
CME Group, Inc.:
3.00%, 03/15/25	$250	$243,427
3.75%, 06/15/28	1,000	1,013,420
5.30%, 09/15/43	100	116,712
Franklin Resources, Inc., 2.80%, 09/15/22	150	146,929
Goldman Sachs Group, Inc.:
5.38%, 03/15/20	500	511,180
2.60%, 04/23/20	600	594,131
2.75%, 09/15/20	1,000	989,662
2.60%, 12/27/20	500	490,640
2.88%, 02/25/21	1,000	982,903
2.63%, 04/25/21	500	486,978
5.25%, 07/27/21	500	519,046
2.35%, 11/15/21	1,500	1,446,317
5.75%, 01/24/22	2,350	2,460,531
3.00%, 04/26/22	3,000	2,905,330
2.88%, 10/31/22(a)	1,000	971,209
3.63%, 01/22/23	150	147,640
(3 mo. LIBOR US + 0.99%), 2.91%, 07/24/23(b)	4,000	3,810,305
4.00%, 03/03/24	425	419,379
3.85%, 07/08/24	500	488,783
3.50%, 01/23/25	750	710,933
3.75%, 05/22/25	4,250	4,066,281
3.27%, 09/29/25(a)	1,000	937,373
4.25%, 10/21/25	1,050	1,005,505
3.75%, 02/25/26	380	359,346
5.95%, 01/15/27	250	263,250
3.85%, 01/26/27	2,000	1,881,295
(3 mo. LIBOR US + 1.51%), 3.69%, 06/05/28(b)	500	464,685
4.22%, 05/01/29(a)	2,000	1,924,777
6.75%, 10/01/37	1,150	1,298,676
4.02%, 10/31/38(a)	2,000	1,760,013
4.41%, 04/23/39(a)	3,400	3,116,463
4.80%, 07/08/44	1,250	1,190,411
5.15%, 05/22/45	500	467,570
4.75%, 10/21/45	1,250	1,189,333
Invesco Finance PLC, 4.00%, 01/30/24	250	249,596
Jefferies Group LLC, 5.13%, 01/20/23	650	664,605
Jefferies Group LLC/Jefferies Group Capital Finance, Inc.:
4.85%, 01/15/27	1,000	955,589
4.15%, 01/23/30	1,000	857,511
Landwirtschaftliche Rentenbank, Series 36, 2.00%, 12/06/21	2,000	1,964,708
Lazard Group LLC, 4.25%, 11/14/20	58	58,772
Legg Mason, Inc., 5.63%, 01/15/44	125	123,359
Morgan Stanley:
2.65%, 01/27/20	1,250	1,240,617
2.80%, 06/16/20	1,000	993,504
5.75%, 01/25/21	750	781,988
2.50%, 04/21/21	500	489,398
5.50%, 07/28/21	1,600	1,676,776
2.63%, 11/17/21	750	732,020
2.75%, 05/19/22	2,000	1,945,761
4.88%, 11/01/22	500	515,246
3.13%, 01/23/23	2,500	2,442,361
3.75%, 02/25/23	500	499,119
4.10%, 05/22/23	250	250,361
3.74%, 04/24/24(a)	4,000	3,965,937
3.70%, 10/23/24	500	491,695
4.00%, 07/23/25	505	498,208
5.00%, 11/24/25	250	254,917
3.88%, 01/27/26	500	487,686
3.13%, 07/27/26	500	462,317

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Capital Markets (continued)
4.35%, 09/08/26	$500	$485,902
3.63%, 01/20/27	2,000	1,900,796
3.95%, 04/23/27	250	235,699
(3 mo. LIBOR US + 1.34%), 3.59%, 07/22/28(b)	3,250	3,072,887
3.77%, 01/24/29(a)	3,000	2,870,324
7.25%, 04/01/32	50	62,958
(3 mo. LIBOR US + 1.46%), 3.97%, 07/22/38(b)	1,000	911,260
4.46%, 04/22/39(a)	3,000	2,904,565
6.38%, 07/24/42	50	61,190
4.30%, 01/27/45	500	467,673
4.38%, 01/22/47	1,000	946,440
Series F, 3.88%, 04/29/24	250	248,805
Nasdaq, Inc., 4.25%, 06/01/24	250	251,858
Raymond James Financial, Inc., 4.95%, 07/15/46	500	480,376
State Street Corp.:
2.55%, 08/18/20	2,000	1,983,208
3.10%, 05/15/23	250	245,657
3.30%, 12/16/24	405	401,147
2.65%, 05/19/26	1,000	936,290
TD Ameritrade Holding Corp.:
2.95%, 04/01/22	250	247,318
3.63%, 04/01/25	1,000	990,738

		85,009,726

Chemicals — 0.4%
Albemarle Corp., 4.15%, 12/01/24	250	253,233
Dow Chemical Co.:
4.25%, 11/15/20	186	189,307
4.13%, 11/15/21	2,050	2,086,068
3.00%, 11/15/22	250	242,498
3.50%, 10/01/24	1,000	964,929
4.25%, 10/01/34	1,600	1,466,228
9.40%, 05/15/39	250	361,601
5.25%, 11/15/41	100	99,783
4.38%, 11/15/42	250	219,387
DowDuPont, Inc.:
4.21%, 11/15/23	2,000	2,044,299
4.73%, 11/15/28	1,000	1,032,402
5.32%, 11/15/38	750	772,263
5.42%, 11/15/48	1,000	1,038,943
E.I. du Pont de Nemours & Co., 2.20%, 05/01/20	3,250	3,227,188
Eastman Chemical Co.:
2.70%, 01/15/20	156	154,850
3.60%, 08/15/22	200	200,260
3.80%, 03/15/25	1,050	1,012,517
4.50%, 12/01/28	1,000	992,395
4.80%, 09/01/42	250	230,383
International Flavors & Fragrances, Inc.:
4.45%, 09/26/28	500	507,373
5.00%, 09/26/48	500	498,020
LYB International Finance BV:
4.00%, 07/15/23	450	452,157
5.25%, 07/15/43	75	71,501
4.88%, 03/15/44	350	317,835
LYB International Finance II BV, 3.50%, 03/02/27	1,000	910,325
LyondellBasell Industries NV, 4.63%, 02/26/55	600	505,330
Methanex Corp.:
3.25%, 12/15/19	250	248,123
4.25%, 12/01/24	250	242,644
Mosaic Co.:
3.75%, 11/15/21	50	50,228
4.25%, 11/15/23	1,000	1,005,127
4.05%, 11/15/27	1,000	948,432
5.45%, 11/15/33	250	256,963

Security	Par (000)	Value

Chemicals (continued)
Nutrien, Ltd.:
3.15%, 10/01/22	$1,050	$1,013,555
3.50%, 06/01/23	250	245,548
3.63%, 03/15/24	250	242,909
3.38%, 03/15/25	1,395	1,310,603
3.00%, 04/01/25	250	231,351
4.00%, 12/15/26	250	243,745
4.90%, 06/01/43	500	477,762
Praxair, Inc.:
2.70%, 02/21/23	1,000	980,113
2.65%, 02/05/25	165	156,129
3.20%, 01/30/26	250	243,986
Rohm & Haas Co., 7.85%, 07/15/29	250	312,694
RPM International, Inc., 5.25%, 06/01/45	250	245,635
SASOL Financing USA LLC:
5.88%, 03/27/24	500	496,250
6.50%, 09/27/28	750	747,525
Sherwin-Williams Co.:
3.95%, 01/15/26	500	488,887
3.45%, 06/01/27	1,000	932,167
4.50%, 06/01/47	500	450,882
Westlake Chemical Corp.:
3.60%, 08/15/26	500	458,442
5.00%, 08/15/46	750	684,808

		32,565,583

Commercial Services & Supplies — 0.1%
Boston University, Series CC, 4.06%, 10/01/48	35	35,107
Ecolab, Inc.:
2.25%, 01/12/20	135	134,124
4.35%, 12/08/21	122	125,342
3.25%, 01/14/23	250	249,032
3.70%, 11/01/46	250	222,646
George Washington University:
4.87%, 09/15/45	100	111,043
Series 2014, 4.30%, 09/15/44	250	254,858
Series 2018, 4.13%, 09/15/48	164	164,111
Massachusetts Institute of Technology, 4.68%, 07/01/14	300	329,235
Northwestern University:
3.87%, 12/01/48	100	100,709
Series 2017, 3.66%, 12/01/57	58	56,731
President and Fellows of Harvard College:
3.15%, 07/15/46	75	66,904
3.30%, 07/15/56	200	176,923
Republic Services, Inc.:
5.25%, 11/15/21	50	52,930
3.55%, 06/01/22	250	251,041
4.75%, 05/15/23	250	261,683
3.20%, 03/15/25	250	242,566
2.90%, 07/01/26	85	80,175
3.95%, 05/15/28	750	750,485
The Board of Trustees of The Leland Stanford Junior University, 3.65%, 05/01/48	250	243,632
University of Notre Dame du Lac, Series 2017, 3.39%, 02/15/48	110	103,953
University of Southern California, 3.03%, 10/01/39	200	181,361
Waste Management, Inc.:
4.60%, 03/01/21	100	103,093
2.90%, 09/15/22	200	196,778
2.40%, 05/15/23	500	479,560
3.90%, 03/01/35	315	305,737
William Marsh Rice University, 3.77%, 05/15/55	300	288,448

		5,568,207

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) December 31, 2018	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Communications Equipment — 0.1%
Cisco Systems, Inc.:
2.45%, 06/15/20	$500	$497,347
2.20%, 02/28/21	1,000	986,749
2.90%, 03/04/21	125	125,216
1.85%, 09/20/21	4,000	3,889,434
2.60%, 02/28/23	500	490,086
2.95%, 02/28/26	500	476,729
5.90%, 02/15/39	500	615,595
5.50%, 01/15/40	850	1,002,939
Juniper Networks, Inc.:
4.35%, 06/15/25	250	249,375
5.95%, 03/15/41	500	495,462
Motorola Solutions, Inc.:
3.50%, 09/01/21	500	496,020
3.75%, 05/15/22	150	148,845
3.50%, 03/01/23	250	241,652
4.60%, 02/23/28	500	488,893

		10,204,342

Construction & Engineering — 0.0%
ABB Finance USA, Inc.:
2.88%, 05/08/22	100	98,467
3.80%, 04/03/28	1,000	1,014,804
Fluor Corp., 3.50%, 12/15/24	250	243,823

		1,357,094

Construction Materials — 0.0%
Vulcan Materials Co., 3.90%, 04/01/27	1,000	946,295
WW Grainger, Inc., 4.60%, 06/15/45	1,250	1,284,238

		2,230,533

Consumer Discretionary — 0.0%
Ecolab, Inc., 3.25%, 12/01/27	1,000	965,248
Royal Caribbean Cruises Ltd., 3.70%, 03/15/28	225	208,068

		1,173,316

Consumer Finance — 0.4%
American Express Co.:
3.38%, 05/17/21	3,000	3,004,770
2.65%, 12/02/22	1,000	967,401
3.70%, 08/03/23	2,000	2,005,783
3.00%, 10/30/24	1,000	956,940
3.63%, 12/05/24	300	293,273
4.05%, 12/03/42	67	63,132
Automatic Data Processing, Inc., 2.25%, 09/15/20	500	497,260
Block Financial LLC, 4.13%, 10/01/20	500	504,147
Capital One Bank USA NA, 3.38%, 02/15/23	350	337,949
Capital One Financial Corp.:
2.50%, 05/12/20	1,000	987,060
4.75%, 07/15/21	1,000	1,024,773
3.20%, 01/30/23	4,000	3,892,484
3.50%, 06/15/23	110	108,028
3.75%, 04/24/24	250	243,827
3.20%, 02/05/25	250	233,386
4.20%, 10/29/25	340	327,122
3.75%, 07/28/26	230	210,667
3.75%, 03/09/27	500	464,397
3.80%, 01/31/28	2,000	1,848,326
Capital One NA, 2.25%, 09/13/21	1,000	964,639
Caterpillar Financial Services Corp.:
1.85%, 09/04/20	500	490,262
1.70%, 08/09/21	1,000	959,895
2.63%, 03/01/23	2,000	1,945,658
3.45%, 05/15/23	400	402,194
3.30%, 06/09/24	250	248,503

Security	Par (000)	Value

Consumer Finance (continued)
Discover Financial Services:
3.95%, 11/06/24	$350	$345,344
3.75%, 03/04/25	75	71,722
Equifax, Inc., 3.25%, 06/01/26	250	229,857
Mastercard, Inc.:
3.38%, 04/01/24	250	251,560
3.50%, 02/26/28	1,000	1,000,574
Synchrony Financial:
3.75%, 08/15/21	1,500	1,459,795
4.50%, 07/23/25	190	173,258
3.95%, 12/01/27	1,000	842,279
Total System Services, Inc., 4.80%, 04/01/26	500	503,890
Visa, Inc.:
2.20%, 12/14/20	500	494,568
2.15%, 09/15/22	1,000	967,931
2.80%, 12/14/22	750	740,591
3.15%, 12/14/25	1,945	1,911,333
2.75%, 09/15/27	2,150	2,036,145
4.15%, 12/14/35	500	517,105
4.30%, 12/14/45	750	775,112
3.65%, 09/15/47	195	183,573

		35,486,513

Containers & Packaging — 0.0%
Packaging Corp. of America, 4.50%, 11/01/23	250	256,267
WestRock Co., 4.65%, 03/15/26(c)	1,170	1,187,879
WRKCo, Inc., 4.00%, 03/15/28(c)	1,000	949,620

		2,393,766

Diversified Financial Services — 3.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust:
3.95%, 02/01/22	1,250	1,228,046
3.30%, 01/23/23	500	475,356
3.65%, 07/21/27	1,000	869,201
Air Lease Corp.:
3.88%, 04/01/21	175	175,223
4.25%, 09/15/24	250	244,370
3.25%, 03/01/25	2,000	1,837,531
Aircastle, Ltd.:
5.00%, 04/01/23	100	100,393
4.13%, 05/01/24	1,000	943,652
American Express Credit Corp.:
2.25%, 05/05/21	1,000	978,573
2.70%, 03/03/22	1,000	980,197
3.30%, 05/03/27	500	485,550
Series F, 2.60%, 09/14/20	145	143,516
American Honda Finance Corp.:
1.65%, 07/12/21	750	722,531
3.63%, 10/10/23	2,000	2,014,174
2.30%, 09/09/26	1,000	911,213
Sereis A, 2.15%, 03/13/20	250	247,420
Banco Santander SA:
3.50%, 04/11/22	1,600	1,570,144
3.13%, 02/23/23	1,000	945,446
5.18%, 11/19/25	200	199,010
4.38%, 04/12/28	1,000	933,726
Bank of America Corp.:
2.63%, 10/19/20	750	742,139
2.63%, 04/19/21	1,500	1,479,598
(3 mo. LIBOR US + 0.66%), 2.37%, 07/21/21(b)	500	491,052
2.33%, 10/01/21(a)	2,000	1,960,962
2.50%, 10/21/22	1,000	962,829
3.30%, 01/11/23	1,000	984,859

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
(3 mo. LIBOR US + 1.02%), 2.88%, 04/24/23(b)	$1,000	$972,593
(3 mo. LIBOR US + 0.93%), 2.82%, 07/21/23(b)	500	483,636
3.00%, 12/20/23(a)	5,144	5,000,011
3.55%, 03/05/24(a)	1,000	987,906
4.00%, 04/01/24	500	502,771
3.86%, 07/23/24(a)	1,500	1,496,427
4.20%, 08/26/24	750	743,850
4.00%, 01/22/25	750	730,610
3.88%, 08/01/25	2,250	2,225,843
3.09%, 10/01/25(a)	1,000	948,191
3.37%, 01/23/26(a)	2,000	1,912,183
4.45%, 03/03/26	1,340	1,324,718
3.50%, 04/19/26	645	620,707
4.25%, 10/22/26	290	282,054
3.25%, 10/21/27	1,375	1,272,762
(3 mo. LIBOR US + 1.58%), 3.82%, 01/20/28(b)	3,000	2,910,303
(3 mo. LIBOR US + 1.51%), 3.71%, 04/24/28(b)	1,000	959,268
(3 mo. LIBOR US + 1.37%), 3.59%, 07/21/28(b)	500	474,160
3.42%, 12/20/28(a)	3,044	2,843,551
3.97%, 03/05/29(a)	1,000	972,038
4.27%, 07/23/29(a)	1,450	1,443,194
6.11%, 01/29/37	350	384,663
(3 mo. LIBOR US + 1.81%), 4.24%, 04/24/38(b)	1,500	1,426,944
7.75%, 05/14/38	200	258,656
5.88%, 02/07/42	1,100	1,276,755
5.00%, 01/21/44	250	258,718
(3 mo. LIBOR US + 1.99%), 4.44%, 01/20/48(b)	1,150	1,105,187
Series L, 2.25%, 04/21/20	750	741,984
Series L, 3.95%, 04/21/25	655	634,652
Series L, 4.18%, 11/25/27	1,000	961,166
Brookfield Finance, Inc., 4.70%, 09/20/47	500	459,757
Citigroup, Inc.:
2.45%, 01/10/20	2,000	1,983,939
2.40%, 02/18/20	695	688,689
2.70%, 03/30/21	4,750	4,679,462
2.35%, 08/02/21	4,000	3,885,847
2.90%, 12/08/21	750	737,871
2.75%, 04/25/22	1,500	1,457,061
4.05%, 07/30/22	250	251,136
2.70%, 10/27/22	500	481,976
3.14%, 01/24/23(a)	500	491,125
3.50%, 05/15/23	500	490,872
(3 mo. LIBOR US + 0.95%), 2.88%, 07/24/23(b)	500	483,864
3.88%, 03/26/25	500	483,594
3.30%, 04/27/25	155	147,197
4.40%, 06/10/25	500	489,322
3.70%, 01/12/26	1,000	961,464
4.60%, 03/09/26	250	246,735
3.40%, 05/01/26	500	470,310
3.20%, 10/21/26	500	461,594
4.30%, 11/20/26	150	144,243
4.45%, 09/29/27	3,000	2,891,450
(3 mo. LIBOR US + 1.56%), 3.89%, 01/10/28(b)	1,000	964,909
(3 mo. LIBOR US + 1.39%), 3.67%, 07/24/28(b)	500	472,339
4.13%, 07/25/28	750	703,835
3.52%, 10/27/28(a)	3,000	2,797,772
6.63%, 06/15/32	100	116,388
6.13%, 08/25/36	184	198,511
8.13%, 07/15/39	575	797,727
5.88%, 01/30/42	3,000	3,390,610
6.68%, 09/13/43	250	294,920
5.30%, 05/06/44	500	498,292
4.65%, 07/30/45	250	243,508

Security	Par (000)	Value

Diversified Financial Services (continued)
4.75%, 05/18/46	$500	$462,230
(3 mo. LIBOR US + 1.84%), 4.28%, 04/24/48(b)	1,000	923,809
4.65%, 07/23/48	1,000	977,316
Credit Suisse Group Funding Guernsey Ltd.:
3.13%, 12/10/20	250	247,555
3.45%, 04/16/21	2,000	1,992,813
3.80%, 09/15/22	500	496,352
3.80%, 06/09/23	1,000	981,287
3.75%, 03/26/25	500	476,778
4.55%, 04/17/26	250	247,521
4.88%, 05/15/45	1,500	1,480,365
Daimler Finance North America LLC, 8.50%, 01/18/31	100	136,654
Deutsche Bank AG:
3.13%, 01/13/21	200	193,562
4.10%, 01/13/26	350	320,941
Deutsche Bank AG, London, 3.70%, 05/30/24	215	195,302
Deutsche Bank AG, New York:
2.95%, 08/20/20	1,000	970,617
3.13%, 01/13/21	300	290,343
3.15%, 01/22/21	500	483,190
4.25%, 10/14/21	2,000	1,955,505
3.95%, 02/27/23	2,000	1,883,142
E*TRADE Financial Corp., 4.50%, 06/20/28	1,000	985,430
Ford Motor Credit Co. LLC:
2.46%, 03/27/20	250	244,733
2.43%, 06/12/20	1,000	973,724
2.34%, 11/02/20	1,000	962,083
3.20%, 01/15/21	500	484,877
5.75%, 02/01/21	250	254,974
3.34%, 03/18/21	500	485,156
3.81%, 10/12/21	2,000	1,942,388
3.10%, 05/04/23	500	451,990
4.38%, 08/06/23	220	208,393
3.66%, 09/08/24	1,000	894,391
4.69%, 06/09/25	500	463,719
4.13%, 08/04/25	500	450,390
4.39%, 01/08/26	250	225,376
3.82%, 11/02/27	2,250	1,898,347
GE Capital International Funding Co.:
2.34%, 11/15/20	6,270	6,050,897
3.37%, 11/15/25	2,227	1,978,260
4.42%, 11/15/35	4,685	3,924,000
General Motors Financial Co., Inc.:
3.15%, 01/15/20	1,000	993,948
3.20%, 07/13/20	1,000	987,586
3.70%, 11/24/20	250	248,989
4.20%, 03/01/21	750	749,597
3.45%, 04/10/22	400	386,824
3.25%, 01/05/23	3,000	2,825,166
4.00%, 01/15/25	250	233,854
4.30%, 07/13/25	1,000	947,621
5.25%, 03/01/26	405	396,294
Intercontinental Exchange, Inc.:
2.35%, 09/15/22	2,000	1,932,746
3.75%, 12/01/25	1,115	1,120,161
3.75%, 09/21/28	1,135	1,135,723
4.25%, 09/21/48	500	489,430
Jefferies Financial Group, Inc., 5.50%, 10/18/23	150	152,847
John Deere Capital Corp.:
2.05%, 03/10/20	1,000	988,631
2.20%, 03/13/20	2,000	1,981,550
2.35%, 01/08/21	4,000	3,945,165
2.80%, 03/04/21	250	248,568

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) December 31, 2018	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
3.90%, 07/12/21	$50	$50,951
2.65%, 01/06/22	140	137,323
2.75%, 03/15/22	500	492,365
2.80%, 03/06/23	500	488,858
3.05%, 01/06/28	300	285,272
JPMorgan Chase & Co.:
2.25%, 01/23/20	3,000	2,970,120
2.75%, 06/23/20	500	497,134
4.25%, 10/15/20	500	509,010
2.55%, 10/29/20	500	494,442
2.55%, 03/01/21	1,000	985,900
2.30%, 08/15/21	2,000	1,951,285
4.35%, 08/15/21	500	511,663
4.50%, 01/24/22	1,300	1,339,501
3.51%, 06/18/22(a)	2,000	2,004,525
3.25%, 09/23/22	200	198,412
3.20%, 01/25/23	3,150	3,104,107
(3 mo. LIBOR US + 0.94%), 2.78%, 04/25/23(b)	1,500	1,454,469
3.38%, 05/01/23	250	244,533
2.70%, 05/18/23	500	480,265
3.63%, 05/13/24	1,000	993,340
3.80%, 07/23/24(a)	4,500	4,508,124
3.88%, 09/10/24	1,300	1,279,168
3.13%, 01/23/25	250	238,177
(3 mo. LIBOR US + 1.16%), 3.22%, 03/01/25(b)	2,000	1,931,964
3.90%, 07/15/25	250	247,731
3.30%, 04/01/26	500	476,166
3.20%, 06/15/26	1,000	941,766
4.13%, 12/15/26	250	243,920
4.25%, 10/01/27	500	492,204
3.63%, 12/01/27	1,000	930,568
(3 mo. LIBOR US + 1.34%), 3.78%, 02/01/28(b)	2,000	1,941,439
(3 mo. LIBOR US + 1.38%), 3.54%, 05/01/28(b)	750	715,040
3.51%, 01/23/29(a)	1,000	946,904
4.01%, 04/23/29(a)	4,000	3,921,448
4.20%, 07/23/29(a)	175	174,468
6.40%, 05/15/38	100	121,606
(3 mo. LIBOR US + 1.36%), 3.88%, 07/24/38(b)	1,000	908,188
5.50%, 10/15/40	125	138,457
5.60%, 07/15/41	550	619,641
5.40%, 01/06/42	400	439,348
5.63%, 08/16/43	500	549,647
4.85%, 02/01/44	100	101,834
4.95%, 06/01/45	2,250	2,281,808
(3 mo. LIBOR US + 1.58%), 4.26%, 02/22/48(b)	500	465,042
(3 mo. LIBOR US + 1.46%), 4.03%, 07/24/48(b)	500	447,480
3.96%, 11/15/48(a)	1,500	1,327,743
3.90%, 01/23/49(a)	1,000	877,068
Lloyds Banking Group PLC:
3.10%, 07/06/21	500	490,316
3.00%, 01/11/22	2,000	1,934,755
4.05%, 08/16/23	500	493,962
4.58%, 12/10/25	250	236,676
4.65%, 03/24/26	250	235,047
4.55%, 08/16/28	3,000	2,882,437
3.57%, 11/07/28(a)	500	444,762
5.30%, 12/01/45	250	227,561
4.34%, 01/09/48	1,000	789,112
Series ., 2.91%, 11/07/23(a)	1,000	946,933
Mitsubishi UFJ Financial Group, Inc.:
2.95%, 03/01/21	2,000	1,979,907
3.00%, 02/22/22	1,500	1,478,997
3.46%, 03/02/23	3,000	2,981,583

Security	Par (000)	Value

Diversified Financial Services (continued)
3.76%, 07/26/23	$1,500	$1,506,917
3.85%, 03/01/26	500	497,487
2.76%, 09/13/26	250	231,278
3.29%, 07/25/27	1,000	956,277
3.96%, 03/02/28	1,000	1,003,458
4.29%, 07/26/38	250	249,930
Mizuho Financial Group, Inc.:
2.95%, 02/28/22	250	245,092
3.55%, 03/05/23	2,000	1,995,765
3.92%, 09/11/24(a)	2,000	2,021,147
3.17%, 09/11/27	1,000	942,060
Moody’s Corp.:
4.50%, 09/01/22	550	565,745
3.25%, 01/15/28	750	709,762
MUFG Americas Holdings Corp., 3.00%, 02/10/25	200	191,798
National Rural Utilities Cooperative Finance Corp.:
2.90%, 03/15/21	400	398,179
2.30%, 09/15/22	1,000	969,262
3.40%, 11/15/23	350	353,642
2.85%, 01/27/25	250	241,093
3.40%, 02/07/28	2,000	1,970,748
Royal Bank of Scotland Group PLC:
6.13%, 12/15/22	1,000	1,013,460
3.88%, 09/12/23	1,000	958,687
6.00%, 12/19/23	2,000	2,024,206
4.52%, 06/25/24(a)	2,000	1,962,460
4.80%, 04/05/26	500	488,082
4.89%, 05/18/29(a)	750	715,910
5.08%, 01/27/30(a)	1,000	964,266
S&P Global, Inc.:
4.40%, 02/15/26	750	773,805
4.50%, 05/15/48	250	245,714
Sumitomo Mitsui Financial Group, Inc.:
2.93%, 03/09/21	1,500	1,484,211
2.44%, 10/19/21	1,000	975,054
2.85%, 01/11/22	1,000	981,624
3.10%, 01/17/23	4,000	3,923,780
3.75%, 07/19/23	500	503,205
3.78%, 03/09/26	500	495,022
2.63%, 07/14/26	1,000	914,506
3.01%, 10/19/26	250	234,505
3.36%, 07/12/27	1,000	959,619
3.35%, 10/18/27	500	477,857
3.54%, 01/17/28	2,000	1,942,646
Toyota Motor Credit Corp.:
2.15%, 03/12/20	3,500	3,459,464
1.90%, 04/08/21	900	882,313
2.95%, 04/13/21	500	500,075
2.60%, 01/11/22	250	246,021
3.30%, 01/12/22	2,000	2,005,718
2.63%, 01/10/23	2,000	1,947,065
UBS AG, 2.35%, 03/26/20	500	495,040

		257,214,068

Diversified Telecommunication Services — 0.9%
AT&T, Inc.:
2.45%, 06/30/20	2,500	2,467,467
2.80%, 02/17/21	400	395,004
3.80%, 03/15/22	250	251,090
2.63%, 12/01/22	2,000	1,921,293
3.60%, 02/17/23	500	496,902
3.80%, 03/01/24	1,000	989,912
4.45%, 04/01/24	500	508,296
3.95%, 01/15/25	500	488,928

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Telecommunication Services (continued)
3.40%, 05/15/25	$3,500	$3,295,785
4.13%, 02/17/26	1,250	1,221,502
4.25%, 03/01/27	1,000	978,360
4.10%, 02/15/28	2,544	2,446,249
4.30%, 02/15/30	1,000	944,986
4.50%, 05/15/35	810	727,219
5.25%, 03/01/37	1,000	982,227
4.90%, 08/15/37	750	699,292
6.00%, 08/15/40	250	252,572
5.35%, 09/01/40	463	449,791
5.55%, 08/15/41	200	196,096
5.15%, 03/15/42	150	140,117
4.30%, 12/15/42	651	552,794
4.80%, 06/15/44	750	672,236
4.35%, 06/15/45	2,759	2,331,540
4.75%, 05/15/46	1,000	887,894
5.15%, 11/15/46	952	884,679
5.65%, 02/15/47	250	249,659
5.45%, 03/01/47	750	732,523
4.50%, 03/09/48	2,250	1,925,341
4.55%, 03/09/49	3,000	2,582,386
5.15%, 02/15/50	500	463,205
5.70%, 03/01/57	500	492,002
British Telecommunications PLC, 9.63%, 12/15/30	900	1,217,226
Deutsche Telekom International Finance BV, 8.75%, 06/15/30	1,150	1,499,919
Orange SA:
9.00%, 03/01/31	250	345,419
5.38%, 01/13/42	2,575	2,697,902
Telefonica Emisiones SAU:
5.46%, 02/16/21	1,050	1,088,166
4.57%, 04/27/23	1,200	1,232,598
4.10%, 03/08/27	1,000	960,601
7.05%, 06/20/36	75	85,463
4.67%, 03/06/38	1,000	904,591
5.21%, 03/08/47	1,750	1,601,947
4.90%, 03/06/48	500	441,309
Telefonica Europe BV, 8.25%, 09/15/30	300	381,788
Verizon Communications, Inc.:
3.50%, 11/01/21	2,000	2,021,424
4.15%, 03/15/24	2,000	2,042,913
3.50%, 11/01/24	500	493,139
3.38%, 02/15/25	3,992	3,873,872
2.63%, 08/15/26	900	815,968
4.13%, 03/16/27	750	750,579
4.33%, 09/21/28	3,164	3,177,003
4.50%, 08/10/33	1,750	1,727,400
4.40%, 11/01/34	2,500	2,409,479
4.27%, 01/15/36	1,250	1,167,342
5.25%, 03/16/37	1,250	1,302,083
4.81%, 03/15/39	596	583,656
3.85%, 11/01/42	250	215,519
6.55%, 09/15/43	750	884,682
4.86%, 08/21/46	1,000	982,770
5.50%, 03/16/47	250	265,854
4.52%, 09/15/48	3,250	3,046,077
5.01%, 04/15/49	1,981	1,973,872
5.01%, 08/21/54	1,150	1,111,221
4.67%, 03/15/55	1,500	1,377,449

		74,306,578

Electric Utilities — 1.6%
AEP Texas, Inc.:
2.40%, 10/01/22	2,000	1,939,492
3.95%, 06/01/28(c)	500	500,746

Security	Par (000)	Value

Electric Utilities (continued)
AEP Transmission Co. LLC, 3.10%, 12/01/26	$500	$483,101
Alabama Power Co.:
3.75%, 03/01/45	250	230,576
4.30%, 01/02/46	250	252,415
Series B, 3.70%, 12/01/47	2,500	2,279,075
Ameren Illinois Co.:
2.70%, 09/01/22	100	98,203
4.30%, 07/01/44	250	252,289
American Electric Power Co., Inc., Series F, 2.95%, 12/15/22	500	490,282
Appalachian Power Co., 4.40%, 05/15/44	250	241,440
Arizona Public Service Co.:
3.15%, 05/15/25	250	243,522
5.05%, 09/01/41	250	270,507
4.20%, 08/15/48	250	244,832
Baltimore Gas & Electric Co., 2.40%, 08/15/26	1,000	914,865
Berkshire Hathaway Energy Co.:
2.38%, 01/15/21	2,000	1,972,657
3.75%, 11/15/23	500	507,101
3.50%, 02/01/25	110	109,072
3.25%, 04/15/28	1,000	951,274
6.13%, 04/01/36	250	299,254
5.15%, 11/15/43	250	266,802
4.50%, 02/01/45	400	399,403
4.45%, 01/15/49(c)	2,000	1,977,932
Black Hills Corp.:
3.95%, 01/15/26	200	199,229
4.35%, 05/01/33	400	400,885
CenterPoint Energy Houston Electric LLC:
1.85%, 06/01/21	500	485,020
3.55%, 08/01/42	100	90,970
3.95%, 03/01/48	250	242,899
Cleco Corporate Holdings LLC, 3.74%, 05/01/26	500	476,972
CMS Energy Corp.:
3.45%, 08/15/27	1,000	962,212
4.70%, 03/31/43	200	202,636
Commonwealth Edison Co.:
3.10%, 11/01/24	250	244,197
2.55%, 06/15/26	250	234,036
3.70%, 08/15/28	500	501,487
5.90%, 03/15/36	50	58,951
3.70%, 03/01/45	250	230,105
3.65%, 06/15/46	1,000	905,264
4.00%, 03/01/48	2,000	1,929,301
Series 122, 2.95%, 08/15/27	2,000	1,923,124
Connecticut Light & Power Co., 2.50%, 01/15/23	150	147,188
Consolidated Edison Co. of New York, Inc.:
3.30%, 12/01/24	250	249,012
3.80%, 05/15/28	1,000	1,015,977
3.95%, 03/01/43	150	140,526
4.45%, 03/15/44	250	249,541
4.50%, 05/15/58	1,000	963,507
Series A, 4.20%, 03/15/42	400	389,727
Series C, 4.30%, 12/01/56	500	465,227
Series C, 4.00%, 11/15/57	750	662,182
Series D, 4.00%, 12/01/28	500	512,413
Series E, 4.65%, 12/01/48	500	519,192
Consolidated Edison, Inc., 2.00%, 05/15/21	750	727,609
Consumers Energy Co., 4.35%, 04/15/49	1,500	1,557,868
Dominion Energy, Inc.:
2.58%, 07/01/20	1,000	984,351
3.90%, 10/01/25	2,000	1,992,605
7.00%, 06/15/38	250	311,050
Series C, 4.90%, 08/01/41	50	49,630

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) December 31, 2018	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
DTE Electric Co.:
3.65%, 03/15/24	$1,000	$1,020,741
3.70%, 03/15/45	145	134,539
3.70%, 06/01/46	250	232,291
3.75%, 08/15/47	200	186,045
Series A, 4.00%, 04/01/43	150	146,032
Series A, 4.05%, 05/15/48	250	247,724
Duke Energy Carolinas LLC:
3.05%, 03/15/23	200	198,250
6.05%, 04/15/38	100	121,819
5.30%, 02/15/40	250	284,381
4.25%, 12/15/41	2,000	2,005,139
3.70%, 12/01/47	2,000	1,816,560
Duke Energy Corp.:
1.80%, 09/01/21	3,000	2,871,465
2.40%, 08/15/22	1,000	960,731
3.95%, 10/15/23	250	252,256
3.75%, 04/15/24	500	500,791
2.65%, 09/01/26	500	454,568
3.15%, 08/15/27	500	466,758
4.80%, 12/15/45	250	254,626
3.75%, 09/01/46	500	432,277
3.95%, 08/15/47	500	451,273
Duke Energy Florida LLC, 3.40%, 10/01/46	250	215,405
Duke Energy Indiana LLC:
4.20%, 03/15/42	400	395,640
4.90%, 07/15/43	250	270,596
3.75%, 07/15/20	1,200	1,215,817
3.75%, 05/15/46	500	460,866
Duke Energy Ohio, Inc., 3.70%, 06/15/46	250	225,061
Duke Energy Progress LLC:
3.38%, 09/01/23	250	251,113
3.70%, 09/01/28	365	368,706
4.10%, 05/15/42	150	145,509
4.10%, 03/15/43	250	242,238
4.38%, 03/30/44	100	101,835
4.20%, 08/15/45	250	248,071
3.70%, 10/15/46	500	451,632
Emera US Finance LP:
2.70%, 06/15/21	1,000	974,196
3.55%, 06/15/26	75	71,121
4.75%, 06/15/46	350	336,523
Entergy Arkansas, Inc., 3.50%, 04/01/26	65	64,608
Entergy Corp., 4.00%, 07/15/22	200	201,756
Entergy Louisiana LLC:
4.05%, 09/01/23	250	256,417
5.40%, 11/01/24	3,000	3,297,663
4.00%, 03/15/33	250	252,888
4.20%, 09/01/48	250	246,742
Entergy Mississippi, Inc., 2.85%, 06/01/28	500	467,429
Evergy, Inc., 5.29%, 06/15/22(d)	150	156,409
Eversource Energy:
2.50%, 03/15/21	500	491,412
Series H, 3.15%, 01/15/25	125	120,771
Series M, 3.30%, 01/15/28	2,000	1,896,877
Exelon Corp.:
3.50%, 06/01/22	500	488,950
3.95%, 06/15/25	250	246,755
3.40%, 04/15/26	750	713,044
5.10%, 06/15/45	250	257,347
4.45%, 04/15/46	250	235,153
Exelon Generation Co. LLC:
4.25%, 06/15/22	500	506,875

Security	Par (000)	Value

Electric Utilities (continued)
6.25%, 10/01/39	$150	$156,427
5.60%, 06/15/42	50	48,677
FirstEnergy Corp.:
Series B, 3.90%, 07/15/27	2,000	1,938,417
Series C, 4.85%, 07/15/47	1,000	998,411
Florida Power & Light Co.:
2.75%, 06/01/23	250	244,657
3.13%, 12/01/25	500	495,379
5.95%, 02/01/38	50	61,455
4.13%, 02/01/42	500	504,178
3.70%, 12/01/47	1,000	935,102
4.13%, 06/01/48	500	501,281
Georgia Power Co.:
2.00%, 03/30/20	2,000	1,967,353
4.30%, 03/15/42	200	184,235
Series C, 2.00%, 09/08/20	250	244,321
Indiana Michigan Power Co.:
6.05%, 03/15/37	175	204,279
4.25%, 08/15/48	250	245,719
Series K, 4.55%, 03/15/46	150	151,107
Interstate Power & Light Co.:
3.25%, 12/01/24	250	243,636
3.70%, 09/15/46	500	452,714
Kansas City Power & Light Co., 3.65%, 08/15/25	150	149,109
Kentucky Utilities Co., 3.25%, 11/01/20	200	200,563
LG&E and KU Energy LLC, 3.75%, 11/15/20	50	50,192
Louisville Gas & Electric Co., 4.65%, 11/15/43	250	262,959
MidAmerican Energy Co.:
4.80%, 09/15/43	250	273,674
4.40%, 10/15/44	1,000	1,030,256
Mississippi Power Co., Series A, 4.25%, 03/15/42	500	461,588
Nevada Power Co., 5.45%, 05/15/41	50	57,576
NextEra Energy Capital Holdings, Inc.:
2.80%, 01/15/23	1,000	965,034
3.63%, 06/15/23	1,250	1,248,468
3.55%, 05/01/27	1,000	954,245
Northern States Power Co.:
2.60%, 05/15/23	500	484,991
3.40%, 08/15/42	200	180,246
4.00%, 08/15/45	85	82,834
3.60%, 09/15/47	150	137,309
NSTAR Electric Co., 2.70%, 06/01/26	250	234,036
Oglethorpe Power Corp.:
4.55%, 06/01/44	250	235,876
5.05%, 10/01/48(c)	1,000	1,006,778
Ohio Power Co., 4.15%, 04/01/48	1,000	986,790
Oncor Electric Delivery Co. LLC:
7.00%, 09/01/22	100	112,688
3.70%, 11/15/28(c)	355	358,752
5.25%, 09/30/40	250	285,340
5.30%, 06/01/42	75	85,228
3.75%, 04/01/45	250	237,309
3.80%, 09/30/47	1,000	945,665
Pacific Gas & Electric Co.:
3.25%, 06/15/23	500	442,328
2.95%, 03/01/26	750	616,640
4.65%, 08/01/28(c)	255	233,776
6.05%, 03/01/34	250	231,639
3.75%, 08/15/42	250	185,457
5.13%, 11/15/43	1,250	1,077,469
4.75%, 02/15/44	250	205,266
4.25%, 03/15/46	250	194,240
3.95%, 12/01/47	1,000	751,102

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
PacifiCorp:
2.95%, 02/01/22	$100	$98,941
2.95%, 06/01/23	300	297,064
4.10%, 02/01/42	250	242,765
PECO Energy Co.:
1.70%, 09/15/21	1,000	963,394
3.90%, 03/01/48	1,000	955,475
Pennsylvania Electric Co., 6.15%, 10/01/38	250	290,129
Potomac Electric Power Co.:
3.60%, 03/15/24	250	251,985
4.15%, 03/15/43	250	247,159
PPL Capital Funding, Inc.:
3.50%, 12/01/22	2,000	1,967,567
3.40%, 06/01/23	1,250	1,236,702
4.00%, 09/15/47	500	445,593
PPL Electric Utilities Corp., 4.75%, 07/15/43	250	271,734
Progress Energy, Inc.:
4.40%, 01/15/21	100	101,908
7.75%, 03/01/31	50	66,522
Public Service Co. of Colorado:
3.70%, 06/15/28	2,000	2,024,435
3.60%, 09/15/42	250	230,112
3.95%, 03/15/43	200	191,611
4.30%, 03/15/44	75	76,465
3.80%, 06/15/47	1,000	942,403
Public Service Co. of Oklahoma, Series G, 6.63%, 11/15/37	250	318,258
Public Service Electric & Gas Co.:
3.50%, 08/15/20	50	50,399
2.38%, 05/15/23	250	241,781
3.05%, 11/15/24	250	244,329
3.95%, 05/01/42	50	48,736
3.65%, 09/01/42	50	46,615
3.80%, 03/01/46	1,250	1,182,159
Series I, 1.80%, 06/01/19	250	248,551
Series K, 4.05%, 05/01/45	150	144,710
Puget Energy, Inc.:
5.63%, 07/15/22	500	529,492
3.65%, 05/15/25	250	244,390
Puget Sound Energy, Inc., 5.80%, 03/15/40	500	596,121
San Diego Gas & Electric Co., 4.15%, 05/15/48	1,000	971,146
Sierra Pacific Power Co., 2.60%, 05/01/26	1,250	1,164,533
South Carolina Electric & Gas Co.:
4.60%, 06/15/43	250	256,105
4.10%, 06/15/46	1,350	1,260,470
Southern California Edison Co.:
5.50%, 03/15/40	50	53,305
4.50%, 09/01/40	1,000	984,800
4.65%, 10/01/43	350	351,082
4.00%, 04/01/47	500	458,373
Series A, 5.95%, 02/01/38	500	562,070
Series B, 2.40%, 02/01/22	250	241,140
Series C, 3.60%, 02/01/45	250	214,925
Series C, 4.13%, 03/01/48	1,000	946,744
Series D, 3.40%, 06/01/23	1,000	994,262
Series E, 3.70%, 08/01/25	2,000	1,995,001
Southern Co.:
2.35%, 07/01/21	1,000	971,127
2.95%, 07/01/23	500	482,848
3.25%, 07/01/26	500	468,377
4.40%, 07/01/46	250	229,865
Southern Power Co.:
5.25%, 07/15/43	500	495,257
Series E, 2.50%, 12/15/21	1,000	971,210

Security	Par (000)	Value

Electric Utilities (continued)
Tampa Electric Co., 4.10%, 06/15/42	$250	$237,541
Toledo Edison Co., 6.15%, 05/15/37	100	119,365
TransAlta Corp., 4.50%, 11/15/22	500	486,274
Tucson Electric Power Co., 4.85%, 12/01/48	250	260,034
Union Electric Co.:
2.95%, 06/15/27	2,000	1,909,930
4.00%, 04/01/48	1,000	973,916
Virginia Electric & Power Co.:
2.95%, 01/15/22	400	395,644
4.00%, 01/15/43	250	236,106
4.45%, 02/15/44	150	150,836
4.60%, 12/01/48	455	474,567
Series A, 3.15%, 01/15/26	555	535,971
Series A, 3.50%, 03/15/27	750	738,619
Series A, 6.00%, 05/15/37	250	298,926
Series B, 6.00%, 01/15/36	1,000	1,187,326
Series B, 3.80%, 09/15/47	1,500	1,379,108
Series D, 4.65%, 08/15/43	500	519,174
WEC Energy Group, Inc.:
2.45%, 06/15/20	750	741,155
3.55%, 06/15/25	350	346,399
Westar Energy, Inc.:
2.55%, 07/01/26	350	327,010
4.25%, 12/01/45	1,000	980,438
Wisconsin Electric Power Co., 4.30%, 10/15/48	2,000	2,059,333
Xcel Energy, Inc.:
2.40%, 03/15/21	1,000	984,710
3.30%, 06/01/25	292	285,342
3.35%, 12/01/26	500	485,099
4.00%, 06/15/28	1,000	1,011,435
4.80%, 09/15/41	250	254,424

		134,655,022

Electrical Equipment — 0.1%
Amphenol Corp., 2.20%, 04/01/20	500	492,601
Eaton Corp.:
2.75%, 11/02/22	2,250	2,188,335
3.10%, 09/15/27	190	180,128
4.00%, 11/02/32	200	197,523
4.15%, 11/02/42	250	234,695
Emerson Electric Co.:
2.63%, 12/01/21	750	739,712
2.63%, 02/15/23	350	342,842
Roper Technologies, Inc.:
3.00%, 12/15/20	250	248,376
3.13%, 11/15/22	150	146,973
3.65%, 09/15/23	250	250,181
3.80%, 12/15/26	250	243,765
Tyco Electronics Group SA:
3.50%, 02/03/22	100	100,091
3.45%, 08/01/24	75	73,000

		5,438,222

Electronic Equipment, Instruments & Components — 0.1%
Arrow Electronics, Inc., 4.00%, 04/01/25	500	487,019
Avnet, Inc., 3.75%, 12/01/21	1,000	1,005,821
Corning, Inc.:
3.70%, 11/15/23	250	248,961
4.75%, 03/15/42	50	47,590
4.38%, 11/15/57	750	629,475
Honeywell International, Inc.:
1.85%, 11/01/21	4,000	3,865,718
3.81%, 11/21/47	500	474,647
Jabil, Inc., 4.70%, 09/15/22	250	247,500

		7,006,731

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (continued) December 31, 2018	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Energy Equipment & Services — 0.1%
Baker Hughes a GE Co. LLC:
3.20%, 08/15/21	$750	$741,336
5.13%, 09/15/40	100	95,280
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.:
2.77%, 12/15/22	500	479,699
3.34%, 12/15/27	450	414,042
4.08%, 12/15/47	500	412,026
Halliburton Co.:
3.80%, 11/15/25	4,550	4,408,899
4.85%, 11/15/35	1,000	981,872
4.50%, 11/15/41	50	45,633
4.75%, 08/01/43	250	238,399
5.00%, 11/15/45	675	662,740
National Oilwell Varco, Inc.:
2.60%, 12/01/22	1,000	943,973
3.95%, 12/01/42	150	119,711
TechnipFMC PLC, 3.45%, 10/01/22	100	98,669

		9,642,279

Equity Real Estate Investment Trusts (REITs) — 0.6%
Alexandria Real Estate Equities, Inc.:
3.90%, 06/15/23	2,000	2,012,106
4.30%, 01/15/26	1,250	1,249,817
American Tower Corp.:
2.80%, 06/01/20	250	248,079
5.05%, 09/01/20	25	25,599
5.90%, 11/01/21	500	528,339
4.70%, 03/15/22	100	102,704
3.50%, 01/31/23	150	147,416
3.00%, 06/15/23	1,000	962,124
5.00%, 02/15/24	1,000	1,034,438
4.40%, 02/15/26	30	29,977
3.38%, 10/15/26	500	465,158
AvalonBay Communities, Inc.:
2.95%, 09/15/22	100	98,472
3.45%, 06/01/25	100	98,346
3.20%, 01/15/28	2,000	1,896,855
3.90%, 10/15/46	250	229,920
Boston Properties LP:
4.13%, 05/15/21	250	253,388
3.85%, 02/01/23	1,000	1,001,781
3.13%, 09/01/23	250	241,525
3.20%, 01/15/25	1,000	954,874
3.65%, 02/01/26	190	183,855
Brixmor Operating Partnership LP:
3.65%, 06/15/24	750	728,342
4.13%, 06/15/26	250	242,082
Crown Castle International Corp.:
3.40%, 02/15/21	750	749,738
2.25%, 09/01/21	1,000	966,820
3.70%, 06/15/26	280	269,151
4.00%, 03/01/27	1,000	973,965
3.80%, 02/15/28	2,000	1,892,581
Digital Realty Trust LP:
4.75%, 10/01/25	500	510,856
3.70%, 08/15/27	2,000	1,887,637
EPR Properties, 4.50%, 06/01/27	1,000	963,826
ERP Operating LP:
4.75%, 07/15/20	100	101,924
4.63%, 12/15/21	2,000	2,069,231
3.25%, 08/01/27	500	478,879
3.50%, 03/01/28	1,000	972,240
4.50%, 07/01/44	150	151,165

Security	Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Essex Portfolio LP, 3.88%, 05/01/24	$100	$100,281
Federal Realty Investment Trust, 3.25%, 07/15/27	500	473,728
HCP, Inc.:
2.63%, 02/01/20	250	248,219
3.15%, 08/01/22	100	97,535
4.00%, 12/01/22	250	249,636
3.40%, 02/01/25	500	473,175
4.00%, 06/01/25	500	489,458
Hospitality Properties Trust:
5.00%, 08/15/22	200	204,288
4.95%, 02/15/27	1,000	979,873
Host Hotels & Resorts LP:
5.25%, 03/15/22	250	258,666
Series E, 4.00%, 06/15/25	190	184,499
Kimco Realty Corp.:
3.20%, 05/01/21	250	248,530
3.30%, 02/01/25	350	333,593
2.80%, 10/01/26	500	449,725
4.45%, 09/01/47	350	317,165
Liberty Property LP, 4.40%, 02/15/24	250	256,684
Mid-America Apartments LP, 4.30%, 10/15/23	200	205,026
National Retail Properties, Inc.:
3.30%, 04/15/23	500	489,146
4.30%, 10/15/28	2,500	2,512,323
Omega Healthcare Investors, Inc.:
4.50%, 04/01/27	250	241,421
4.75%, 01/15/28	500	489,849
Realty Income Corp.:
4.65%, 08/01/23	250	260,138
4.13%, 10/15/26	2,000	2,011,931
3.00%, 01/15/27	1,000	929,746
Simon Property Group LP:
4.13%, 12/01/21	100	102,367
2.35%, 01/30/22	2,000	1,942,355
3.38%, 03/15/22	100	100,141
2.63%, 06/15/22	250	243,175
3.38%, 10/01/24	500	489,131
3.38%, 06/15/27	750	716,821
4.75%, 03/15/42	100	103,192
4.25%, 10/01/44	250	239,956
4.25%, 11/30/46	500	481,445
SITE Centers Corp.:
4.63%, 07/15/22	32	32,856
4.25%, 02/01/26	250	245,316
Ventas Realty LP:
4.13%, 01/15/26	1,250	1,239,613
3.25%, 10/15/26	500	464,236
4.00%, 03/01/28	1,500	1,453,747
Ventas Realty LP/Ventas Capital Corp.:
2.70%, 04/01/20	250	247,872
4.25%, 03/01/22	100	101,770
VEREIT Operating Partnership LP, 3.95%, 08/15/27	500	464,176
Welltower, Inc.:
5.25%, 01/15/22	50	51,978
4.00%, 06/01/25	2,250	2,220,576
4.25%, 04/01/26	350	349,377
Weyerhaeuser Co., 7.38%, 03/15/32	350	427,993

		48,945,938

Food & Staples Retailing — 0.3%
Koninklijke Ahold Delhaize NV, 5.70%, 10/01/40	73	78,985
Kroger Co.:
6.15%, 01/15/20	100	102,840
3.30%, 01/15/21	500	497,847

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food & Staples Retailing (continued)
3.40%, 04/15/22	$100	$98,971
3.50%, 02/01/26	495	469,591
2.65%, 10/15/26	3,000	2,671,382
5.15%, 08/01/43	125	119,542
3.88%, 10/15/46	500	406,694
4.65%, 01/15/48	500	458,737
Mondelez International, Inc., 3.63%, 05/07/23	500	500,605
Wal-Mart, Inc., 4.88%, 07/08/40	2,000	2,234,472
Walgreen Co., 3.10%, 09/15/22	200	195,100
Walgreens Boots Alliance, Inc.:
3.80%, 11/18/24	500	492,397
3.45%, 06/01/26	1,305	1,227,859
4.50%, 11/18/34	155	148,655
4.80%, 11/18/44	150	136,571
4.65%, 06/01/46	1,000	901,557
Walmart, Inc.:
3.63%, 07/08/20	1,150	1,161,579
1.90%, 12/15/20	500	492,156
3.13%, 06/23/21	4,500	4,531,974
2.35%, 12/15/22	1,250	1,217,636
3.30%, 04/22/24	1,750	1,755,143
2.65%, 12/15/24	250	242,841
3.70%, 06/26/28	1,000	1,014,933
3.95%, 06/28/38	1,000	990,743
4.00%, 04/11/43	150	149,221
4.30%, 04/22/44	750	756,900
3.63%, 12/15/47	1,000	920,607
4.05%, 06/29/48	1,400	1,393,026

		25,368,564

Food Products — 0.3%
Archer-Daniels-Midland Co.:
2.50%, 08/11/26	1,750	1,622,910
4.54%, 03/26/42	75	75,770
4.02%, 04/16/43	250	235,660
Bunge, Ltd. Finance Corp., 3.75%, 09/25/27	1,000	889,298
Campbell Soup Co.:
3.30%, 03/19/25	1,000	923,792
4.80%, 03/15/48	1,000	857,592
Conagra Brands, Inc.:
3.25%, 09/15/22	200	195,566
3.20%, 01/25/23	500	485,213
4.30%, 05/01/24	1,000	993,965
4.60%, 11/01/25	1,000	1,003,168
5.30%, 11/01/38	1,000	944,940
General Mills, Inc.:
3.15%, 12/15/21	650	644,771
2.60%, 10/12/22	250	240,843
3.65%, 02/15/24	500	495,855
3.20%, 02/10/27	250	229,856
4.20%, 04/17/28	1,000	979,915
4.70%, 04/17/48	1,000	915,188
JM Smucker Co.:
3.50%, 10/15/21	50	50,085
3.50%, 03/15/25	250	240,037
4.25%, 03/15/35	250	228,496
Kellogg Co.:
4.00%, 12/15/20	2,000	2,028,704
3.25%, 04/01/26	65	61,050
4.50%, 04/01/46	350	324,674
Kraft Heinz Foods Co.:
5.38%, 02/10/20	52	53,188
3.50%, 07/15/22	250	246,373
3.95%, 07/15/25	1,750	1,693,571

Security	Par (000)	Value

Food Products (continued)
3.00%, 06/01/26	$310	$276,546
4.63%, 01/30/29	2,000	1,977,438
5.00%, 07/15/35	500	469,239
6.50%, 02/09/40	750	796,893
5.00%, 06/04/42	200	178,855
5.20%, 07/15/45	500	456,892
4.38%, 06/01/46	2,500	2,059,566
Sysco Corp.:
3.55%, 03/15/25	1,000	984,749
3.75%, 10/01/25	100	97,512
3.30%, 07/15/26	130	123,716
4.85%, 10/01/45	150	153,050
4.50%, 04/01/46	250	236,180
4.45%, 03/15/48	500	474,588
Tyson Foods, Inc.:
4.50%, 06/15/22	150	153,208
3.55%, 06/02/27	1,000	931,943
4.88%, 08/15/34	70	67,779
5.15%, 08/15/44	250	243,935
5.10%, 09/28/48	1,500	1,439,398

		27,781,967

Gas Utilities — 0.2%
Atmos Energy Corp.:
3.00%, 06/15/27	500	476,819
4.15%, 01/15/43	100	95,796
National Fuel Gas Co., 3.75%, 03/01/23	300	292,712
NiSource, Inc.:
3.65%, 06/15/23(c)	1,000	1,001,692
5.95%, 06/15/41	1,050	1,163,451
5.25%, 02/15/43	75	77,008
4.80%, 02/15/44	250	242,040
4.38%, 05/15/47	500	465,147
Sempra Energy:
2.40%, 03/15/20	250	246,489
4.05%, 12/01/23	250	251,841
3.55%, 06/15/24	250	245,072
3.75%, 11/15/25	250	241,136
3.40%, 02/01/28	2,000	1,827,397
4.00%, 02/01/48	1,000	858,328
Southern California Gas Co.:
Series TT, 2.60%, 06/15/26	1,250	1,172,675
Series UU, 4.13%, 06/01/48	250	248,296
Southern Co. Gas Capital Corp.:
3.50%, 09/15/21	50	49,960
2.45%, 10/01/23	3,000	2,859,546
3.95%, 10/01/46	750	656,529

		12,471,934

Health Care Equipment & Supplies — 0.3%
Baxter International, Inc.:
1.70%, 08/15/21	1,000	959,400
2.60%, 08/15/26	230	209,954
Becton Dickinson & Co.:
2.68%, 12/15/19	500	495,246
2.89%, 06/06/22	500	484,260
3.30%, 03/01/23	200	196,493
3.36%, 06/06/24	500	480,239
3.73%, 12/15/24	250	241,499
3.70%, 06/06/27	2,500	2,364,595
6.00%, 05/15/39	250	271,227
4.69%, 12/15/44	250	233,991
4.67%, 06/06/47	500	470,278

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (continued) December 31, 2018	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care Equipment & Supplies (continued)
Boston Scientific Corp.:
6.00%, 01/15/20	$100	$102,526
4.13%, 10/01/23	2,500	2,535,331
3.85%, 05/15/25	250	245,939
Medtronic Global Holdings SCA, 3.35%, 04/01/27	1,000	979,480
Medtronic, Inc.:
2.50%, 03/15/20	500	497,440
4.13%, 03/15/21	50	51,049
3.15%, 03/15/22	1,350	1,346,273
3.63%, 03/15/24	400	403,835
3.50%, 03/15/25	1,500	1,494,074
4.38%, 03/15/35	2,350	2,406,023
4.63%, 03/15/44	750	778,193
4.63%, 03/15/45	2,500	2,621,105
Stryker Corp.:
3.38%, 11/01/25	580	560,730
3.50%, 03/15/26	500	480,797
4.63%, 03/15/46	1,250	1,255,636
Zimmer Biomet Holdings, Inc.:
3.15%, 04/01/22	1,500	1,466,566
3.55%, 04/01/25	750	712,840
4.25%, 08/15/35	67	60,359
4.45%, 08/15/45	1,000	907,772

		25,313,150

Health Care Providers & Services — 0.6%
Advocate Health & Hospitals Corp.:
3.83%, 08/15/28	74	76,187
4.27%, 08/15/48	107	106,944
Aetna, Inc.:
4.13%, 06/01/21	250	253,436
2.75%, 11/15/22	2,250	2,158,577
2.80%, 06/15/23	1,500	1,426,512
3.50%, 11/15/24	320	309,394
6.75%, 12/15/37	300	362,483
4.50%, 05/15/42	250	232,085
4.75%, 03/15/44	25	23,853
3.88%, 08/15/47	400	338,654
Anthem, Inc.:
3.13%, 05/15/22	200	197,061
2.95%, 12/01/22	1,000	975,238
3.30%, 01/15/23	100	98,397
3.50%, 08/15/24	250	245,218
4.63%, 05/15/42	50	48,195
4.65%, 01/15/43	2,000	1,942,814
5.10%, 01/15/44	900	913,256
4.65%, 08/15/44	350	336,592
4.38%, 12/01/47	1,000	930,043
Ascension Health, 3.95%, 11/15/46	500	481,949
Children’s Hospital Corp., Series 2017, 4.12%, 01/01/47	200	200,753
CHRISTUS Health, Series C, 4.34%, 07/01/28	155	158,172
Cigna Corp.(c):
3.75%, 07/15/23	2,000	1,993,340
4.13%, 11/15/25	1,000	998,592
4.38%, 10/15/28	3,000	3,016,743
4.80%, 08/15/38	1,000	982,115
4.90%, 12/15/48	1,000	978,397
Cigna Holding Co.:
4.00%, 02/15/22	1,525	1,540,609
3.25%, 04/15/25	300	285,106
3.88%, 10/15/47	750	626,231
Dartmouth-Hitchcock Health, Series B, 4.18%, 08/01/48	100	96,787

Security	Par (000)	Value

Health Care Providers & Services (continued)
Dignity Health, 5.27%, 11/01/64	$100	$100,268
Duke University Health System, Inc., Series 2017, 3.92%, 06/01/47	173	168,866
Humana, Inc.:
3.85%, 10/01/24	500	499,595
4.63%, 12/01/42	1,000	988,636
4.95%, 10/01/44	250	256,798
4.80%, 03/15/47	200	200,158
Johns Hopkins Health System Corp., 3.84%, 05/15/46	25	24,143
Kaiser Foundation Hospitals:
3.50%, 04/01/22	100	101,668
3.15%, 05/01/27	500	480,700
4.15%, 05/01/47	1,110	1,096,314
Laboratory Corp. of America Holdings:
3.75%, 08/23/22	100	100,557
4.00%, 11/01/23	100	100,777
3.25%, 09/01/24	1,000	957,071
3.60%, 02/01/25	75	72,223
4.70%, 02/01/45	150	139,642
Mayo Clinic, Series 2016, 4.13%, 11/15/52	300	301,865
McKesson Corp.:
2.85%, 03/15/23	150	144,891
3.80%, 03/15/24	1,500	1,484,079
3.95%, 02/16/28	2,000	1,918,347
Memorial Sloan-Kettering Cancer Center:
5.00%, 07/01/42	200	228,772
4.13%, 07/01/52	200	199,635
Mercy Health, Series 2018, 4.30%, 07/01/28	64	65,286
Mount Sinai Hospitals Group, Inc., Series 2017, 3.98%, 07/01/48	66	61,736
New York and Presbyterian Hospital, 4.02%, 08/01/45	150	145,848
Northwell Healthcare, Inc.:
3.98%, 11/01/46	200	182,193
4.26%, 11/01/47	70	66,526
Orlando Health Obligated Group, 4.09%, 10/01/48	29	27,638
Partners Healthcare System, Inc., Series 2017, 3.77%, 07/01/48	85	77,286
PeaceHealth Obligated Group, Series 2018, 4.79%, 11/15/48	79	83,515
Providence St Joseph Health Obligated Group, Series A, 3.93%, 10/01/48	77	73,345
Quest Diagnostics, Inc.:
4.70%, 04/01/21	100	102,786
4.25%, 04/01/24	250	255,148
3.50%, 03/30/25	370	360,809
RWJ Barnabas Health, Inc., 3.95%, 07/01/46	60	56,382
Stanford Health Care, Series 2018, 3.80%, 11/15/48	64	61,245
Sutter Health:
3.70%, 08/15/28	86	86,236
4.09%, 08/15/48	107	102,177
Toledo Hospital:
6.02%, 11/15/48	125	127,211
Series B, 5.33%, 11/15/28	125	126,797
UnitedHealth Group, Inc.:
2.30%, 12/15/19	250	248,356
1.95%, 10/15/20	2,000	1,965,095
2.13%, 03/15/21	1,500	1,468,671
3.35%, 07/15/22	750	753,437
2.88%, 03/15/23	250	246,273
3.10%, 03/15/26	500	482,542
3.45%, 01/15/27	500	494,861
3.38%, 04/15/27	1,000	978,097
4.63%, 07/15/35	555	588,296

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care Providers & Services (continued)
6.88%, 02/15/38	$100	$130,642
5.95%, 02/15/41	100	121,701
3.95%, 10/15/42	150	142,992
4.75%, 07/15/45	2,500	2,645,001
4.20%, 01/15/47	750	745,220
4.25%, 04/15/47	1,000	991,294
3.75%, 10/15/47	500	457,585
4.25%, 06/15/48	400	399,777
Willis-Knighton Medical Center, Series 2018, 4.81%, 09/01/48	108	112,043

		46,932,785

Hotels, Restaurants & Leisure — 0.3%
Carnival Corp., 3.95%, 10/15/20	250	253,223
GLP Capital LP/GLP Financing II, Inc.:
5.25%, 06/01/25	400	397,168
5.30%, 01/15/29	1,000	978,030
Hyatt Hotels Corp.:
3.38%, 07/15/23	190	187,033
4.38%, 09/15/28	305	296,827
Marriott International, Inc.:
2.30%, 01/15/22	2,000	1,922,788
3.25%, 09/15/22	100	97,932
4.50%, 10/01/34	250	238,460
McDonald’s Corp.:
3.50%, 07/15/20	50	50,690
2.75%, 12/09/20	250	248,265
2.63%, 01/15/22	3,000	2,939,420
3.35%, 04/01/23	250	248,736
3.25%, 06/10/24	400	396,492
3.38%, 05/26/25	500	488,792
3.70%, 01/30/26	250	245,073
3.50%, 03/01/27	1,000	971,210
4.70%, 12/09/35	315	316,389
6.30%, 03/01/38	1,000	1,194,356
3.70%, 02/15/42	100	86,445
4.88%, 12/09/45	750	754,983
4.45%, 03/01/47	500	478,050
4.45%, 09/01/48	500	475,641
Sands China, Ltd.(c):
4.60%, 08/08/23	500	495,832
5.13%, 08/08/25	500	493,662
5.40%, 08/08/28	750	720,776
Starbucks Corp.:
2.20%, 11/22/20	3,000	2,950,569
3.10%, 03/01/23	3,000	2,954,858
3.85%, 10/01/23	250	253,860
4.00%, 11/15/28	500	495,952
3.75%, 12/01/47	1,000	828,089

		22,459,601

Household Durables — 0.0%
Leggett & Platt, Inc., 3.80%, 11/15/24	200	198,553
Mohawk Industries, Inc., 3.85%, 02/01/23	125	125,172
Newell Brands, Inc.:
3.85%, 04/01/23	1,000	985,345
4.00%, 12/01/24	250	246,289
4.20%, 04/01/26	550	537,526
5.38%, 04/01/36	270	256,889
Whirlpool Corp.:
5.15%, 03/01/43	200	187,403
4.50%, 06/01/46	250	209,253

		2,746,430

Security	Par (000)	Value

Household Products — 0.0%
Clorox Co.:
3.05%, 09/15/22	$50	$49,464
3.50%, 12/15/24	250	249,730
Kimberly-Clark Corp.:
2.65%, 03/01/25	85	81,684
2.75%, 02/15/26	500	477,088
5.30%, 03/01/41	250	287,365
3.20%, 07/30/46	210	182,909

		1,328,240

Industrial Conglomerates — 0.2%
3M Co.:
1.63%, 09/19/21	500	485,142
2.00%, 06/26/22	500	483,322
3.00%, 08/07/25	250	244,752
2.88%, 10/15/27	750	719,813
3.13%, 09/19/46	250	215,560
4.00%, 09/14/48	1,000	993,283
Crane Co., 4.45%, 12/15/23	125	129,326
Dover Corp., 3.15%, 11/15/25	250	239,052
General Electric Co.:
5.30%, 02/11/21	1,000	1,001,240
2.20%, 01/09/20	1,000	985,438
4.38%, 09/16/20	300	299,573
4.63%, 01/07/21	72	72,186
4.65%, 10/17/21	201	201,603
2.70%, 10/09/22	1,000	927,926
3.10%, 01/09/23	1,500	1,399,661
3.45%, 05/15/24	4,086	3,838,069
6.75%, 03/15/32	394	410,655
5.88%, 01/14/38	1,215	1,161,650
6.88%, 01/10/39	322	336,653
4.13%, 10/09/42	750	586,006
4.50%, 03/11/44	1,500	1,223,368
Ingersoll-Rand Global Holding Co., Ltd., 4.30%, 02/21/48	500	466,601
Koninklijke Philips NV, 5.00%, 03/15/42	250	269,176

		16,690,055

Insurance — 0.9%
Aflac, Inc.:
3.63%, 06/15/23	250	250,830
3.63%, 11/15/24	250	249,805
2.88%, 10/15/26	750	700,725
Alleghany Corp., 4.95%, 06/27/22	550	575,139
Allstate Corp.:
3.15%, 06/15/23	250	249,682
3.28%, 12/15/26	750	735,041
4.50%, 06/15/43	150	152,903
4.20%, 12/15/46	250	242,774
American Financial Group, Inc., 4.50%, 06/15/47	750	672,981
American International Group, Inc.:
3.38%, 08/15/20	250	250,562
6.40%, 12/15/20	1,000	1,055,990
3.30%, 03/01/21	2,000	1,993,217
4.88%, 06/01/22	250	259,382
4.13%, 02/15/24	250	251,023
3.75%, 07/10/25	1,750	1,675,536
3.90%, 04/01/26	1,000	962,068
3.88%, 01/15/35	500	429,434
4.70%, 07/10/35	500	474,341
4.50%, 07/16/44	250	223,107
4.80%, 07/10/45	2,000	1,865,684
4.75%, 04/01/48	1,000	915,122

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (continued) December 31, 2018	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Aon PLC:
2.80%, 03/15/21	$250	$247,278
3.50%, 06/14/24	1,000	976,477
3.88%, 12/15/25	600	592,085
4.60%, 06/14/44	250	238,378
Arch Capital Finance LLC, 4.01%, 12/15/26	1,000	998,552
Arch Capital Group US, Inc., 5.14%, 11/01/43	125	130,927
Assured Guaranty US Holdings, Inc., 5.00%, 07/01/24	110	113,769
AXA Equitable Holdings, Inc.(c):
4.35%, 04/20/28	1,000	945,008
5.00%, 04/20/48	500	443,516
AXA SA, 8.60%, 12/15/30	50	61,854
Berkshire Hathaway Finance Corp.:
4.25%, 01/15/21	250	256,428
3.00%, 05/15/22	750	748,279
4.40%, 05/15/42	100	101,995
4.30%, 05/15/43	250	253,905
4.20%, 08/15/48	750	743,653
Berkshire Hathaway, Inc.:
2.20%, 03/15/21	500	493,442
3.00%, 02/11/23	1,000	990,876
2.75%, 03/15/23	3,000	2,945,025
3.13%, 03/15/26	1,400	1,356,937
4.50%, 02/11/43	2,100	2,192,612
Brighthouse Financial, Inc., 3.70%, 06/22/27	2,500	2,112,431
Chubb Corp.:
6.00%, 05/11/37	50	60,552
Series 1, 6.50%, 05/15/38	100	127,478
Chubb INA Holdings, Inc.:
2.88%, 11/03/22	1,000	991,532
3.35%, 05/15/24	500	496,793
3.35%, 05/03/26	795	777,687
4.15%, 03/13/43	150	148,782
CNA Financial Corp.:
5.75%, 08/15/21	100	105,534
4.50%, 03/01/26	350	352,859
First American Financial Corp., 4.60%, 11/15/24	200	203,169
Hartford Financial Services Group, Inc.:
5.13%, 04/15/22	3,000	3,144,821
6.10%, 10/01/41	100	115,221
Lincoln National Corp.:
4.85%, 06/24/21	300	309,705
4.20%, 03/15/22	1,350	1,372,451
4.00%, 09/01/23	200	203,885
3.35%, 03/09/25	65	63,172
3.80%, 03/01/28	2,000	1,939,738
6.30%, 10/09/37	250	295,194
4.35%, 03/01/48	200	184,524
Loews Corp.:
2.63%, 05/15/23	250	242,054
3.75%, 04/01/26	500	495,527
Manulife Financial Corp.:
4.15%, 03/04/26	500	504,994
(5 year USD Swap + 1.65%), 4.06%, 02/24/32(b)	500	471,506
Markel Corp., 4.30%, 11/01/47	750	651,129
Marsh & McLennan Cos., Inc.:
2.35%, 03/06/20	190	188,315
4.80%, 07/15/21	50	51,529
2.75%, 01/30/22	1,000	980,137
3.30%, 03/14/23	500	494,390
3.50%, 06/03/24	2,000	1,970,068
3.75%, 03/14/26	1,000	988,198

Security	Par (000)	Value

Insurance (continued)
MetLife, Inc.:
4.75%, 02/08/21	$155	$159,933
3.00%, 03/01/25	650	622,795
3.60%, 11/13/25	1,000	986,898
6.38%, 06/15/34	1,000	1,212,311
5.88%, 02/06/41	2,000	2,355,124
4.13%, 08/13/42	300	280,892
4.88%, 11/13/43	250	260,860
4.05%, 03/01/45	250	233,032
4.60%, 05/13/46	500	499,479
Old Republic International Corp., 4.88%, 10/01/24	250	259,862
Principal Financial Group, Inc.:
3.40%, 05/15/25	250	243,095
3.10%, 11/15/26	1,000	933,820
4.63%, 09/15/42	50	48,324
4.30%, 11/15/46	250	230,020
Progressive Corp.:
3.75%, 08/23/21	1,050	1,063,755
2.45%, 01/15/27	500	455,262
4.35%, 04/25/44	100	101,939
3.70%, 01/26/45	200	183,085
4.20%, 03/15/48	500	494,655
Prudential Financial, Inc.:
5.38%, 06/21/20	350	360,661
3.50%, 05/15/24	1,000	1,005,488
3.88%, 03/27/28	951	955,710
(3 mo. LIBOR US + 3.04%), 5.20%, 03/15/44(b)	350	327,687
4.60%, 05/15/44	250	250,308
5.70%, 09/15/48(a)	2,000	1,860,000
3.94%, 12/07/49	908	811,733
Travelers Cos., Inc.:
3.90%, 11/01/20	250	253,856
6.75%, 06/20/36	250	324,600
4.60%, 08/01/43	850	881,334
4.30%, 08/25/45	250	251,482
4.00%, 05/30/47	250	239,977
Travelers Property Casualty Corp., 6.38%, 03/15/33	100	126,075
Trinity Acquisition PLC, 4.40%, 03/15/26	500	496,858
Unum Group, 5.75%, 08/15/42	250	249,161
Voya Financial, Inc.:
3.65%, 06/15/26	350	330,867
5.70%, 07/15/43	500	539,938
Willis North America, Inc., 4.50%, 09/15/28	1,500	1,488,241
WR Berkley Corp., 4.63%, 03/15/22	200	205,569

		70,644,403

Internet & Direct Marketing Retail — 0.1%
Amazon.com, Inc.:
2.60%, 12/05/19	350	349,113
1.90%, 08/21/20	500	492,801
2.40%, 02/22/23	500	484,090
2.80%, 08/22/24	1,500	1,457,936
3.15%, 08/22/27	2,750	2,655,074
4.80%, 12/05/34	600	642,684
3.88%, 08/22/37	1,000	965,755
4.05%, 08/22/47	2,000	1,954,198
4.25%, 08/22/57	1,000	971,641
Expedia Group, Inc.:
4.50%, 08/15/24	250	250,320
3.80%, 02/15/28	750	680,125

		10,903,737

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Internet Software & Services — 0.1%
Alphabet, Inc.:
3.63%, 05/19/21	$25	$25,503
3.38%, 02/25/24	500	507,409
2.00%, 08/15/26	500	454,548
Baidu, Inc.:
4.13%, 06/30/25	1,000	984,565
4.88%, 11/14/28	2,000	2,032,650
Booking Holdings, Inc., 2.75%, 03/15/23	500	479,916
eBay, Inc.:
3.25%, 10/15/20	50	49,954
3.80%, 03/09/22	640	642,667
2.60%, 07/15/22	50	48,336
3.60%, 06/05/27	1,000	933,176

		6,158,724

IT Services — 0.3%
Alibaba Group Holding Ltd.:
3.13%, 11/28/21	475	469,672
3.60%, 11/28/24	2,500	2,436,136
3.40%, 12/06/27	1,000	923,173
4.50%, 11/28/34	250	241,624
4.00%, 12/06/37	1,000	893,952
4.20%, 12/06/47	1,300	1,150,262
Broadridge Financial Solutions, Inc., 3.40%, 06/27/26	270	256,882
DXC Technology Co., 4.75%, 04/15/27	1,000	1,003,519
Fidelity National Information Services, Inc.:
3.63%, 10/15/20	1,000	1,004,546
3.50%, 04/15/23	25	24,712
5.00%, 10/15/25	500	520,111
3.00%, 08/15/26	750	689,975
Series 10Y, 4.25%, 05/15/28	1,000	993,417
Fiserv, Inc.:
2.70%, 06/01/20	500	496,284
4.20%, 10/01/28	2,000	1,995,992
IBM Credit LLC, 3.00%, 02/06/23	500	490,418
International Business Machines Corp.:
1.63%, 05/15/20	1,000	980,248
2.25%, 02/19/21	1,000	979,852
2.90%, 11/01/21	100	98,647
2.50%, 01/27/22	600	584,172
2.88%, 11/09/22	3,400	3,321,247
3.63%, 02/12/24	775	769,391
3.45%, 02/19/26	250	243,146
3.30%, 01/27/27	1,000	958,016
5.88%, 11/29/32	250	291,102
4.00%, 06/20/42	850	763,701
4.70%, 02/19/46	250	249,602
Verisk Analytics, Inc., 4.00%, 06/15/25	250	250,983
Western Union Co., 6.20%, 11/17/36	25	24,147

		23,104,929

Leisure Products — 0.0%
Hasbro, Inc.:
3.50%, 09/15/27	250	231,806
5.10%, 05/15/44	60	54,274

		286,080

Life Sciences Tools & Services — 0.1%
Agilent Technologies, Inc., 3.88%, 07/15/23	200	201,906
Life Technologies Corp., 6.00%, 03/01/20	100	102,799
Thermo Fisher Scientific, Inc.:
3.60%, 08/15/21	4,000	4,011,768
3.30%, 02/15/22	305	303,701
3.15%, 01/15/23	250	245,000

Security	Par (000)	Value

Life Sciences Tools & Services (continued)
4.15%, 02/01/24	$250	$253,244
3.65%, 12/15/25	500	492,651
3.20%, 08/15/27	500	464,681
4.10%, 08/15/47	500	462,738

		6,538,488

Machinery — 0.2%
Caterpillar, Inc.:
3.90%, 05/27/21	50	50,905
3.40%, 05/15/24	500	502,114
5.20%, 05/27/41	600	664,421
3.80%, 08/15/42	700	651,232
CNH Industrial NV, 4.50%, 08/15/23	3,000	3,014,700
Cummins, Inc., 3.65%, 10/01/23	250	254,737
Deere & Co., 3.90%, 06/09/42	550	533,185
Flowserve Corp., 3.50%, 09/15/22	100	97,980
Fortive Corp., 3.15%, 06/15/26	500	471,542
Illinois Tool Works, Inc.:
2.65%, 11/15/26	3,000	2,787,664
4.88%, 09/15/41	50	54,459
3.90%, 09/01/42	75	73,828
Ingersoll-Rand Luxembourg Finance SA:
3.55%, 11/01/24	500	495,351
4.65%, 11/01/44	30	29,274
Parker-Hannifin Corp.:
4.20%, 11/21/34	250	247,300
4.10%, 03/01/47	500	478,683
Stanley Black & Decker, Inc., 2.90%, 11/01/22	150	147,314
Valmont Industries, Inc., 5.00%, 10/01/44	1,000	884,617
Wabtec Corp.:
4.15%, 03/15/24	500	483,173
4.70%, 09/15/28	500	468,929
Xylem, Inc., 4.38%, 11/01/46	500	482,097

		12,873,505

Media — 1.1%
21st Century Fox America, Inc.:
4.50%, 02/15/21	1,100	1,129,362
3.00%, 09/15/22	150	148,214
4.00%, 10/01/23	500	512,949
3.70%, 09/15/24	500	504,603
3.70%, 10/15/25	830	835,163
3.38%, 11/15/26	1,500	1,470,741
6.20%, 12/15/34	350	425,536
6.15%, 03/01/37	300	367,976
6.65%, 11/15/37	250	329,181
6.15%, 02/15/41	400	496,732
4.75%, 09/15/44	500	532,455
4.95%, 10/15/45	15	16,446
4.75%, 11/15/46	500	542,187
CBS Corp.:
3.70%, 08/15/24	1,000	971,767
3.50%, 01/15/25	500	476,574
4.00%, 01/15/26	1,500	1,453,236
3.38%, 02/15/28	500	453,357
3.70%, 06/01/28	1,500	1,391,700
4.85%, 07/01/42	325	298,256
4.90%, 08/15/44	1,000	912,659
Charter Communications Operating LLC/Charter Communications Operating Capital:
3.58%, 07/23/20	1,500	1,498,383
4.46%, 07/23/22	1,000	1,009,606
4.50%, 02/01/24	4,000	3,993,925
4.91%, 07/23/25	1,930	1,919,114

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (continued) December 31, 2018	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
3.75%, 02/15/28	$1,000	$904,616
6.38%, 10/23/35	250	256,612
5.38%, 04/01/38	1,000	931,023
6.48%, 10/23/45	1,000	1,027,939
5.38%, 05/01/47	500	453,084
5.75%, 04/01/48	1,000	936,419
6.83%, 10/23/55	250	254,241
Cintas Corp. No. 2:
4.30%, 06/01/21	25	25,653
2.90%, 04/01/22	250	245,911
Comcast Corp.:
5.15%, 03/01/20	350	358,279
2.75%, 03/01/23	750	729,954
3.00%, 02/01/24	1,500	1,462,410
3.60%, 03/01/24	250	250,599
3.38%, 08/15/25	500	487,210
3.95%, 10/15/25	2,000	2,023,675
3.15%, 03/01/26	750	717,611
2.35%, 01/15/27	1,850	1,653,699
3.30%, 02/01/27	2,000	1,906,105
3.15%, 02/15/28	250	234,796
3.55%, 05/01/28	1,000	965,247
4.15%, 10/15/28	2,720	2,761,977
4.25%, 01/15/33	650	645,564
4.20%, 08/15/34	2,235	2,154,982
4.40%, 08/15/35	250	241,849
3.20%, 07/15/36	500	430,103
3.90%, 03/01/38	500	462,853
4.60%, 10/15/38	1,000	1,009,778
4.65%, 07/15/42	1,150	1,137,943
4.75%, 03/01/44	250	250,400
4.60%, 08/15/45	500	487,171
3.40%, 07/15/46	500	414,288
4.00%, 08/15/47	500	450,000
3.97%, 11/01/47	1,500	1,340,780
4.00%, 03/01/48	500	455,613
4.70%, 10/15/48	2,000	2,021,761
4.00%, 11/01/49	755	676,526
4.05%, 11/01/52	194	174,113
4.95%, 10/15/58	1,000	1,016,651
Discovery Communications LLC:
4.38%, 06/15/21	50	50,881
2.95%, 03/20/23	1,000	956,742
3.25%, 04/01/23	50	48,327
3.90%, 11/15/24(c)	250	244,878
3.45%, 03/15/25	1,000	934,528
4.90%, 03/11/26	330	332,432
3.95%, 03/20/28	1,220	1,131,231
5.00%, 09/20/37	500	463,787
4.95%, 05/15/42	50	44,279
4.88%, 04/01/43	150	132,717
5.20%, 09/20/47	1,445	1,328,010
Grupo Televisa SAB:
4.63%, 01/30/26	2,000	1,977,500
6.63%, 01/15/40	250	267,500
5.00%, 05/13/45	200	174,750
6.13%, 01/31/46	250	255,625
Interpublic Group of Cos., Inc.:
3.75%, 10/01/21	1,000	1,006,238
4.20%, 04/15/24	250	249,868
NBCUniversal Media LLC:
4.38%, 04/01/21	600	614,987
2.88%, 01/15/23	250	245,431

Security	Par (000)	Value

Media (continued)
5.95%, 04/01/41	$250	$286,941
4.45%, 01/15/43	250	240,983
Omnicom Group, Inc/Omnicom Capital, Inc.:
3.63%, 05/01/22	125	123,270
3.65%, 11/01/24	70	67,800
3.60%, 04/15/26	500	478,534
RELX Capital, Inc., 3.50%, 03/16/23	300	297,622
TCI Communications, Inc., 7.88%, 02/15/26	250	303,728
TELUS Corp., 4.60%, 11/16/48	200	198,251
Thomson Reuters Corp.:
4.30%, 11/23/23	250	254,727
3.35%, 05/15/26	140	129,898
5.65%, 11/23/43	2,000	2,121,180
Time Warner Cable LLC:
5.00%, 02/01/20	500	507,012
4.13%, 02/15/21	100	100,410
4.00%, 09/01/21	300	298,177
6.55%, 05/01/37	650	667,056
6.75%, 06/15/39	2,050	2,083,057
5.88%, 11/15/40	250	238,764
5.50%, 09/01/41	250	227,821
4.50%, 09/15/42	1,225	984,782
Viacom, Inc.:
4.25%, 09/01/23	1,250	1,245,122
6.88%, 04/30/36	250	268,291
4.38%, 03/15/43	1,070	844,833
5.85%, 09/01/43	100	98,082
5.25%, 04/01/44	250	226,227
Walt Disney Co.:
2.15%, 09/17/20	500	494,016
2.30%, 02/12/21	500	493,771
3.75%, 06/01/21	50	50,938
2.35%, 12/01/22	1,300	1,262,573
3.15%, 09/17/25	165	161,012
3.00%, 02/13/26	200	192,566
1.85%, 07/30/26	1,000	887,460
2.95%, 06/15/27(e)	750	720,530
4.13%, 06/01/44	500	495,252
3.00%, 07/30/46	75	62,016
Series E, 4.13%, 12/01/41	250	248,320
Warner Media LLC:
4.70%, 01/15/21	500	512,715
4.75%, 03/29/21	1,000	1,025,218
3.60%, 07/15/25	250	236,780
3.88%, 01/15/26	1,000	955,097
2.95%, 07/15/26	1,500	1,341,051
3.80%, 02/15/27	500	469,152
6.25%, 03/29/41	150	161,935
5.38%, 10/15/41	1,500	1,444,687
4.90%, 06/15/42	350	318,894
5.35%, 12/15/43	250	240,971
4.65%, 06/01/44	250	218,796
4.85%, 07/15/45	500	448,635
WPP Finance 2010:
4.75%, 11/21/21	100	101,839
3.63%, 09/07/22	1,500	1,458,659
3.75%, 09/19/24	250	233,633

		90,636,352

Metal Fabricating — 0.0%
Timken Co., 4.50%, 12/15/28	500	492,237

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Metals & Mining — 0.4%
ArcelorMittal:
6.13%, 06/01/25	$1,000	$1,042,510
7.00%, 10/15/39	375	395,100
Barrick Gold Corp., 5.25%, 04/01/42	950	949,961
Barrick North America Finance LLC:
5.70%, 05/30/41	250	263,561
5.75%, 05/01/43	250	262,586
BHP Billiton Finance USA Ltd.:
2.88%, 02/24/22	1,250	1,240,212
5.00%, 09/30/43	1,850	2,021,106
Goldcorp, Inc.:
3.63%, 06/09/21	250	249,240
3.70%, 03/15/23	500	495,358
Newmont Mining Corp.:
3.50%, 03/15/22	1,950	1,929,649
4.88%, 03/15/42	2,300	2,174,837
Nucor Corp.:
3.95%, 05/01/28	1,000	989,021
5.20%, 08/01/43	250	265,129
4.40%, 05/01/48	500	483,002
Precision Castparts Corp.:
2.50%, 01/15/23	150	145,854
4.20%, 06/15/35	250	246,658
Reliance Steel & Aluminum Co., 4.50%, 04/15/23	25	25,282
Rio Tinto Finance USA Ltd.:
3.75%, 06/15/25	3,500	3,514,310
5.20%, 11/02/40	350	385,752
Rio Tinto Finance USA PLC:
4.75%, 03/22/42	100	103,890
4.13%, 08/21/42	500	481,953
Southern Copper Corp.:
5.38%, 04/16/20	1,000	1,020,000
3.50%, 11/08/22	1,000	973,750
3.88%, 04/23/25	2,750	2,636,562
6.75%, 04/16/40	1,350	1,483,312
5.88%, 04/23/45	615	624,994
Vale Overseas Ltd.:
4.38%, 01/11/22	397	401,963
6.25%, 08/10/26	2,000	2,160,000
6.88%, 11/21/36	450	513,956
6.88%, 11/10/39	1,250	1,439,063

		28,918,571

Multi-Utilities — 0.0%
CenterPoint Energy Resources Corp., 5.85%, 01/15/41	250	293,394
CenterPoint Energy, Inc., 4.25%, 11/01/28	2,000	2,026,698
Dominion Energy Gas Holdings LLC:
2.80%, 11/15/20	750	738,869
3.60%, 12/15/24	250	248,234
ONE Gas, Inc., 4.66%, 02/01/44	250	265,281
San Diego Gas & Electric Co.:
3.60%, 09/01/23	250	251,992
4.30%, 04/01/42	100	97,493

		3,921,961

Multiline Retail — 0.1%
Kohl’s Corp., 5.55%, 07/17/45	100	93,515
Nordstrom, Inc.:
4.75%, 05/01/20	750	762,757
4.00%, 10/15/21	100	100,681
5.00%, 01/15/44	500	430,985
O’Reilly Automotive, Inc., 4.35%, 06/01/28	1,000	995,751
Target Corp.:
3.88%, 07/15/20	3,000	3,045,037

Security	Par (000)	Value

Multiline Retail (continued)
2.90%, 01/15/22	$150	$149,885
2.50%, 04/15/26	250	233,401
4.00%, 07/01/42	350	330,067
3.63%, 04/15/46	850	744,270
3.90%, 11/15/47	500	458,390

		7,344,739

Office Supplies & Equipment — 0.0%
VMware, Inc., 2.95%, 08/21/22	2,000	1,906,335

Oil, Gas & Consumable Fuels — 2.5%
Anadarko Petroleum Corp.:
5.55%, 03/15/26	1,090	1,141,599
6.45%, 09/15/36	350	377,999
6.20%, 03/15/40	1,250	1,291,555
4.50%, 07/15/44	250	211,850
6.60%, 03/15/46	1,000	1,104,179
Andeavor Logistics LP/Tesoro Logistics Finance Corp.:
3.50%, 12/01/22	1,000	972,713
5.20%, 12/01/47	500	450,141
Apache Corp.:
3.25%, 04/15/22	1,474	1,443,669
4.38%, 10/15/28	1,000	934,005
6.00%, 01/15/37	78	79,920
5.10%, 09/01/40	250	226,434
5.25%, 02/01/42	250	231,000
4.75%, 04/15/43	250	214,440
4.25%, 01/15/44	600	483,087
Boardwalk Pipelines LP, 3.38%, 02/01/23	200	194,336
BP Capital Markets America, Inc.:
4.74%, 03/11/21	550	567,178
2.11%, 09/16/21	500	488,343
3.25%, 05/06/22	100	99,133
2.52%, 09/19/22	1,000	967,058
2.75%, 05/10/23	350	339,853
3.22%, 11/28/23	1,000	985,570
3.12%, 05/04/26	350	329,116
3.02%, 01/16/27	500	469,672
3.94%, 09/21/28	500	501,722
4.23%, 11/06/28	1,000	1,028,763
BP Capital Markets PLC:
2.52%, 01/15/20	115	114,638
2.32%, 02/13/20	4,250	4,213,680
3.56%, 11/01/21	3,000	3,025,902
3.06%, 03/17/22	210	208,089
3.99%, 09/26/23	250	255,190
3.28%, 09/19/27	500	475,904
Buckeye Partners LP:
4.15%, 07/01/23	250	243,174
3.95%, 12/01/26	500	439,253
5.85%, 11/15/43	500	458,183
Canadian Natural Resources Ltd.:
3.45%, 11/15/21	1,100	1,092,080
3.80%, 04/15/24	1,250	1,232,654
3.90%, 02/01/25	250	242,753
3.85%, 06/01/27	1,000	943,320
6.25%, 03/15/38	300	326,288
4.95%, 06/01/47	500	481,921
Cenovus Energy, Inc.:
4.25%, 04/15/27	1,000	910,822
5.25%, 06/15/37	500	440,495
6.75%, 11/15/39	500	487,956
5.40%, 06/15/47	500	430,528

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (continued) December 31, 2018	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Chevron Corp.:
2.43%, 06/24/20	$550	$546,771
2.42%, 11/17/20	2,000	1,981,594
2.10%, 05/16/21	3,000	2,942,088
2.41%, 03/03/22	145	141,950
3.33%, 11/17/25	500	496,060
2.95%, 05/16/26	1,250	1,203,345
CNOOC Finance 2013 Ltd., 3.00%, 05/09/23	1,300	1,257,900
CNOOC Finance 2015 Australia Pty Ltd., 2.63%, 05/05/20	500	494,112
CNOOC Finance 2015 USA LLC, 3.50%, 05/05/25	500	486,108
CNOOC Nexen Finance 2014 ULC:
4.25%, 04/30/24	1,750	1,775,366
4.88%, 04/30/44	500	527,298
Columbia Pipeline Group, Inc., 4.50%, 06/01/25	250	251,800
Concho Resources, Inc.:
3.75%, 10/01/27	1,000	941,364
4.88%, 10/01/47	500	474,415
ConocoPhillips, 6.50%, 02/01/39	1,400	1,732,624
ConocoPhillips Co.:
4.95%, 03/15/26	1,000	1,070,142
4.30%, 11/15/44	500	491,813
5.95%, 03/15/46	750	913,841
ConocoPhillips Holding Co., 6.95%, 04/15/29	100	123,651
Continental Resources, Inc., 4.38%, 01/15/28	1,000	940,762
Devon Energy Corp.:
4.00%, 07/15/21	150	150,148
5.85%, 12/15/25	250	265,158
5.60%, 07/15/41	500	474,101
4.75%, 05/15/42	350	302,704
5.00%, 06/15/45	500	440,451
Ecopetrol SA:
5.88%, 09/18/23	350	363,913
4.13%, 01/16/25	1,000	947,500
5.38%, 06/26/26	500	502,375
5.88%, 05/28/45	750	707,093
Enable Midstream Partners LP, 5.00%, 05/15/44	500	410,949
Enbridge Energy Partners LP:
4.20%, 09/15/21	100	101,357
5.88%, 10/15/25	1,500	1,625,154
7.38%, 10/15/45	800	990,873
Enbridge, Inc.:
3.50%, 06/10/24	65	63,289
4.25%, 12/01/26	1,000	988,823
3.70%, 07/15/27	1,000	947,144
4.50%, 06/10/44	250	238,896
Encana Corp.:
3.90%, 11/15/21	1,250	1,251,057
7.20%, 11/01/31	1,000	1,130,952
7.38%, 11/01/31	250	292,414
6.50%, 02/01/38	250	271,048
Energy Transfer Operating LP:
5.20%, 02/01/22	250	256,740
3.60%, 02/01/23	150	144,514
4.90%, 02/01/24	250	253,021
4.75%, 01/15/26	1,000	971,660
4.20%, 04/15/27	1,000	931,932
4.90%, 03/15/35	250	223,798
5.15%, 02/01/43	500	433,290
5.95%, 10/01/43	150	142,619
5.15%, 03/15/45	2,000	1,730,201
6.13%, 12/15/45	250	244,499
5.30%, 04/15/47	250	220,344
Series 30Y, 6.00%, 06/15/48	500	486,906

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Energy Transfer Partners LP/Regency Energy Finance Corp., 5.88%, 03/01/22	$500	$520,237
Enterprise Products Operating LLC:
2.80%, 02/15/21	500	494,754
3.90%, 02/15/24	125	126,059
3.75%, 02/15/25	790	781,671
3.70%, 02/15/26	960	945,881
3.95%, 02/15/27	3,000	2,986,758
5.95%, 02/01/41	150	163,950
4.45%, 02/15/43	325	294,922
4.85%, 03/15/44	200	193,926
5.10%, 02/15/45	250	250,907
4.90%, 05/15/46	350	339,002
4.25%, 02/15/48	1,000	886,380
5.38%, 02/15/78(a)	1,000	826,837
Series E, 5.25%, 08/16/77(a)	750	624,168
EOG Resources, Inc.:
3.15%, 04/01/25	80	77,373
5.10%, 01/15/36	250	271,585
EQT Corp.:
4.88%, 11/15/21	50	50,956
3.00%, 10/01/22	1,000	948,227
EQT Midstream Partners LP, Series 10Y, 5.50%, 07/15/28	1,000	979,400
Equinor ASA:
2.75%, 11/10/21	500	495,967
2.65%, 01/15/24	1,500	1,450,926
3.70%, 03/01/24	250	254,662
3.25%, 11/10/24	500	497,907
5.10%, 08/17/40	100	110,078
4.25%, 11/23/41	300	297,609
Exxon Mobil Corp.:
2.22%, 03/01/21	750	739,201
2.40%, 03/06/22	500	490,690
2.73%, 03/01/23	1,000	983,382
3.18%, 03/15/24	250	250,342
2.71%, 03/06/25	1,250	1,210,443
3.04%, 03/01/26	620	604,851
4.11%, 03/01/46	1,000	1,015,150
Hess Corp.:
4.30%, 04/01/27	1,500	1,374,500
5.60%, 02/15/41	550	483,962
5.80%, 04/01/47	1,000	897,548
Husky Energy, Inc.:
3.95%, 04/15/22	150	150,780
4.00%, 04/15/24	500	494,820
6.80%, 09/15/37	500	596,606
Kinder Morgan Energy Partners LP:
4.30%, 05/01/24	500	499,253
3.50%, 03/01/21	750	747,693
5.80%, 03/01/21	250	260,934
5.00%, 10/01/21	200	205,663
3.95%, 09/01/22	225	224,893
3.45%, 02/15/23	500	487,892
4.15%, 02/01/24	1,000	991,068
4.25%, 09/01/24	155	154,071
5.80%, 03/15/35	1,000	1,022,322
6.50%, 02/01/37	100	107,729
6.95%, 01/15/38	1,250	1,394,186
5.00%, 08/15/42	75	68,633
5.00%, 03/01/43	250	226,853
5.50%, 03/01/44	250	240,919
5.40%, 09/01/44	250	238,975

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Kinder Morgan, Inc.:
3.05%, 12/01/19	$250	$248,559
4.30%, 06/01/25	410	406,764
4.30%, 03/01/28	1,000	978,737
5.30%, 12/01/34	250	245,040
5.55%, 06/01/45	750	742,777
5.05%, 02/15/46	750	684,853
5.20%, 03/01/48	1,250	1,193,264
Magellan Midstream Partners LP:
3.20%, 03/15/25	500	472,093
4.25%, 09/15/46	250	227,470
Marathon Oil Corp.:
2.80%, 11/01/22	400	375,694
3.85%, 06/01/25	250	234,528
4.40%, 07/15/27	1,000	950,202
5.20%, 06/01/45	250	231,009
Marathon Petroleum Corp.:
5.13%, 03/01/21	150	154,330
3.63%, 09/15/24	115	111,900
3.80%, 04/01/28(c)	2,000	1,876,872
4.75%, 09/15/44	250	220,464
5.85%, 12/15/45	250	246,825
MPLX LP:
4.50%, 07/15/23	250	252,503
4.88%, 12/01/24	250	254,483
4.88%, 06/01/25	250	252,291
4.13%, 03/01/27	1,000	952,114
4.00%, 03/15/28	1,000	937,251
4.50%, 04/15/38	750	655,010
4.70%, 04/15/48	1,750	1,519,884
Nexen Energy ULC:
7.88%, 03/15/32	900	1,224,896
6.40%, 05/15/37	400	487,358
Noble Energy, Inc.:
4.15%, 12/15/21	150	150,704
3.85%, 01/15/28	500	452,062
5.25%, 11/15/43	500	443,816
4.95%, 08/15/47	500	432,600
Occidental Petroleum Corp.:
3.50%, 06/15/25	250	247,372
3.40%, 04/15/26	390	381,573
3.00%, 02/15/27	2,250	2,135,521
4.40%, 04/15/46	250	243,237
4.20%, 03/15/48	1,250	1,194,679
Series 1, 4.10%, 02/01/21	50	50,864
ONEOK Partners LP:
3.38%, 10/01/22	500	490,928
4.90%, 03/15/25	250	253,289
6.13%, 02/01/41	300	309,090
ONEOK, Inc.:
4.55%, 07/15/28	2,000	1,974,003
4.95%, 07/13/47	1,000	923,800
Petroleos Mexicanos:
6.63%, 06/15/35	250	218,063
5.50%, 01/21/21	500	498,125
6.38%, 02/04/21	2,000	2,020,500
4.88%, 01/24/22	400	389,400
5.38%, 03/13/22	4,000	3,920,000
3.50%, 01/30/23	400	362,900
4.63%, 09/21/23	1,500	1,407,750
4.88%, 01/18/24	250	233,063
4.50%, 01/23/26	2,000	1,725,000
6.88%, 08/04/26	500	485,000

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
6.50%, 03/13/27	$1,750	$1,645,000
5.35%, 02/12/28	250	218,125
6.50%, 06/02/41	550	456,500
5.50%, 06/27/44	862	653,551
6.38%, 01/23/45	2,750	2,210,312
5.63%, 01/23/46	550	416,290
6.75%, 09/21/47	2,473	2,044,899
6.35%, 02/12/48	2,000	1,593,000
Phillips 66:
4.30%, 04/01/22	1,000	1,026,629
4.65%, 11/15/34	1,355	1,319,787
5.88%, 05/01/42	100	109,171
4.88%, 11/15/44	1,250	1,219,773
Phillips 66 Partners LP, 4.90%, 10/01/46	500	458,369
Pioneer Natural Resources Co., 3.95%, 07/15/22	150	150,445
Plains All American Pipeline LP/PAA Finance Corp.:
3.65%, 06/01/22	500	490,865
2.85%, 01/31/23	250	235,657
3.60%, 11/01/24	750	713,746
4.50%, 12/15/26	500	481,600
5.15%, 06/01/42	50	44,954
4.70%, 06/15/44	750	643,554
4.90%, 02/15/45	1,000	854,557
Sabine Pass Liquefaction LLC:
5.63%, 02/01/21	3,500	3,606,148
5.63%, 03/01/25	1,000	1,038,460
5.00%, 03/15/27	1,000	1,003,340
4.20%, 03/15/28	750	717,389
Shell International Finance BV:
4.38%, 03/25/20	100	101,725
2.13%, 05/11/20	750	742,991
2.25%, 11/10/20	1,120	1,106,650
1.88%, 05/10/21	250	243,497
1.75%, 09/12/21	1,000	966,314
3.40%, 08/12/23	2,000	2,016,855
3.25%, 05/11/25	1,250	1,232,549
2.88%, 05/10/26	500	479,578
2.50%, 09/12/26	1,000	928,233
4.13%, 05/11/35	500	496,228
6.38%, 12/15/38	300	379,011
5.50%, 03/25/40	300	346,421
4.55%, 08/12/43	200	207,887
4.38%, 05/11/45	2,500	2,563,489
4.00%, 05/10/46	750	724,247
3.75%, 09/12/46	900	833,055
Spectra Energy Partners LP:
4.75%, 03/15/24	250	256,919
3.50%, 03/15/25	250	238,654
3.38%, 10/15/26	1,000	935,393
Suncor Energy, Inc.:
3.60%, 12/01/24	1,165	1,139,489
6.50%, 06/15/38	500	575,862
6.85%, 06/01/39	250	303,550
4.00%, 11/15/47	1,500	1,338,816
Sunoco Logistics Partners Operations LP:
4.25%, 04/01/24	400	388,008
4.00%, 10/01/27	1,750	1,602,902
4.95%, 01/15/43	250	209,185
5.30%, 04/01/44	100	88,302
5.35%, 05/15/45	250	221,284
5.40%, 10/01/47	500	453,103
TC PipeLines LP:
4.38%, 03/13/25	250	249,353
3.90%, 05/25/27	105	100,233

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (continued) December 31, 2018	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Total Capital Canada Ltd., 2.75%, 07/15/23	$150	$146,696
Total Capital International SA:
2.75%, 06/19/21	250	248,180
2.70%, 01/25/23	500	488,436
3.75%, 04/10/24	1,000	1,011,228
Total Capital SA, 4.25%, 12/15/21	250	257,664
TransCanada PipeLines Ltd.:
2.50%, 08/01/22	1,000	959,700
3.75%, 10/16/23	500	498,183
4.88%, 01/15/26	1,600	1,656,042
4.25%, 05/15/28	750	742,756
4.63%, 03/01/34	2,250	2,150,741
6.20%, 10/15/37	200	217,622
4.75%, 05/15/38	250	240,962
7.25%, 08/15/38	250	299,240
7.63%, 01/15/39	250	311,397
5.00%, 10/16/43	150	148,221
4.88%, 05/15/48	750	723,946
Transcontinental Gas Pipe Line Co. LLC:
7.85%, 02/01/26	250	302,222
4.00%, 03/15/28	750	733,380
4.45%, 08/01/42	250	230,152
Valero Energy Corp.:
6.13%, 02/01/20	150	154,383
3.65%, 03/15/25	500	477,146
3.40%, 09/15/26	750	688,003
6.63%, 06/15/37	300	328,691
4.90%, 03/15/45	500	469,960
Western Gas Partners LP:
4.00%, 07/01/22	250	247,859
3.95%, 06/01/25	750	706,592
4.65%, 07/01/26	250	241,766
4.50%, 03/01/28	1,000	934,724
Williams Cos., Inc.:
5.25%, 03/15/20	500	509,941
4.00%, 11/15/21	250	250,972
3.60%, 03/15/22	750	735,907
3.70%, 01/15/23	3,000	2,926,531
4.30%, 03/04/24	250	249,129
3.90%, 01/15/25	250	242,891
4.00%, 09/15/25	250	241,391
3.75%, 06/15/27	1,500	1,421,367
6.30%, 04/15/40	250	265,946
5.75%, 06/24/44	1,000	1,005,029
4.90%, 01/15/45	500	453,334
5.10%, 09/15/45	400	369,566
4.85%, 03/01/48	500	453,702

		206,131,605

Paper & Forest Products — 0.1%
Fibria Overseas Finance, Ltd., 5.50%, 01/17/27	1,000	1,003,750
Georgia-Pacific LLC, 8.88%, 05/15/31	525	767,886
International Paper Co.:
4.75%, 02/15/22	460	479,881
3.65%, 06/15/24	500	502,008
5.00%, 09/15/35	250	244,781
7.30%, 11/15/39	250	294,682
4.80%, 06/15/44	250	224,153
5.15%, 05/15/46	1,000	938,842
4.40%, 08/15/47	500	420,534
4.35%, 08/15/48	750	641,680
WestRock MWV LLC, 8.20%, 01/15/30	100	126,959

		5,645,156

Security	Par (000)	Value

Personal Products — 0.2%
Colgate-Palmolive Co.:
3.25%, 03/15/24	$250	$251,260
3.70%, 08/01/47	750	712,866
Estee Lauder Cos., Inc., 3.15%, 03/15/27	1,000	974,372
Procter & Gamble Co.:
1.90%, 10/23/20	2,500	2,463,695
2.30%, 02/06/22	250	246,115
3.10%, 08/15/23	500	504,508
2.85%, 08/11/27	500	478,801
3.50%, 10/25/47	1,000	936,832
Unilever Capital Corp.:
4.25%, 02/10/21	200	205,428
1.38%, 07/28/21	3,000	2,874,919
3.13%, 03/22/23	2,000	1,980,573
3.10%, 07/30/25	250	243,431
2.00%, 07/28/26	750	676,152

		12,548,952

Pharmaceuticals — 1.4%
Abbott Laboratories:
2.55%, 03/15/22	1,000	974,206
3.88%, 09/15/25	45	45,566
3.75%, 11/30/26	1,417	1,399,424
4.75%, 11/30/36	2,500	2,609,840
5.30%, 05/27/40	500	551,339
4.75%, 04/15/43	250	259,253
4.90%, 11/30/46	1,000	1,049,724
AbbVie, Inc.:
2.50%, 05/14/20	500	495,255
2.30%, 05/14/21	750	732,429
2.90%, 11/06/22	1,250	1,216,287
2.85%, 05/14/23	1,500	1,445,371
3.75%, 11/14/23	3,000	2,984,836
3.60%, 05/14/25	1,500	1,438,777
3.20%, 05/14/26	1,435	1,329,934
4.50%, 05/14/35	450	416,298
4.30%, 05/14/36	200	178,435
4.40%, 11/06/42	400	351,764
4.70%, 05/14/45	500	454,706
4.45%, 05/14/46	1,250	1,093,423
4.88%, 11/14/48	1,000	932,995
Allergan Finance LLC, 3.25%, 10/01/22	3,150	3,079,820
Allergan Funding SCS:
3.00%, 03/12/20	1,000	996,332
3.45%, 03/15/22	1,155	1,136,569
3.80%, 03/15/25	1,500	1,464,335
4.55%, 03/15/35	630	597,617
4.85%, 06/15/44	1,250	1,180,228
4.75%, 03/15/45	668	634,118
AmerisourceBergen Corp.:
3.45%, 12/15/27	750	698,626
4.25%, 03/01/45	250	214,308
AstraZeneca PLC:
2.38%, 11/16/20	500	491,285
2.38%, 06/12/22	500	479,615
3.38%, 11/16/25	1,700	1,642,734
3.13%, 06/12/27	500	465,099
4.00%, 01/17/29	1,500	1,476,559
6.45%, 09/15/37	100	119,262
4.38%, 11/16/45	650	615,059
4.38%, 08/17/48	650	616,972
Bristol-Myers Squibb Co.:
2.00%, 08/01/22	250	240,283
4.50%, 03/01/44	250	262,279

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
Cardinal Health, Inc.:
3.50%, 11/15/24	$250	$240,650
3.41%, 06/15/27	2,000	1,811,870
4.60%, 03/15/43	50	43,328
4.90%, 09/15/45	250	225,459
CVS Health Corp.:
2.80%, 07/20/20	3,000	2,972,931
3.35%, 03/09/21	1,500	1,495,717
4.13%, 05/15/21	250	252,960
2.13%, 06/01/21	250	241,216
3.50%, 07/20/22	500	496,569
3.70%, 03/09/23	2,000	1,978,590
4.00%, 12/05/23	500	501,429
4.10%, 03/25/25	1,500	1,485,033
3.88%, 07/20/25	443	431,704
2.88%, 06/01/26	750	683,116
4.30%, 03/25/28	4,500	4,399,241
4.88%, 07/20/35	1,000	966,453
4.78%, 03/25/38	2,000	1,916,511
5.13%, 07/20/45	1,250	1,216,761
5.05%, 03/25/48	4,750	4,619,897
Eli Lilly & Co.:
2.75%, 06/01/25	45	43,345
3.10%, 05/15/27	750	726,147
3.70%, 03/01/45	250	234,791
Express Scripts Holding Co.:
4.75%, 11/15/21	300	308,588
3.05%, 11/30/22	3,000	2,903,402
3.00%, 07/15/23	1,000	962,477
3.50%, 06/15/24	1,250	1,213,899
4.50%, 02/25/26	250	253,383
3.40%, 03/01/27	750	695,741
4.80%, 07/15/46	250	239,668
GlaxoSmithKline Capital PLC, 2.85%, 05/08/22	3,650	3,605,739
GlaxoSmithKline Capital, Inc.:
2.80%, 03/18/23	1,500	1,474,402
3.38%, 05/15/23	1,000	1,003,812
3.63%, 05/15/25	500	503,189
3.88%, 05/15/28	1,000	1,016,216
5.38%, 04/15/34	250	286,130
6.38%, 05/15/38	300	377,084
Johnson & Johnson:
1.95%, 11/10/20	1,000	985,351
1.65%, 03/01/21	500	487,238
2.45%, 12/05/21	450	443,059
2.25%, 03/03/22	250	243,867
2.05%, 03/01/23	750	724,574
2.45%, 03/01/26	370	347,510
4.38%, 12/05/33	250	267,144
3.55%, 03/01/36	750	711,077
3.63%, 03/03/37	500	480,951
4.50%, 09/01/40	100	107,872
4.50%, 12/05/43	750	803,067
3.70%, 03/01/46	500	474,903
3.75%, 03/03/47	3,000	2,848,710
3.50%, 01/15/48	750	686,112
Mead Johnson Nutrition Co., 4.60%, 06/01/44	250	256,546
Merck & Co., Inc.:
3.88%, 01/15/21	250	255,122
2.35%, 02/10/22	500	490,307
2.75%, 02/10/25	3,570	3,453,574
4.15%, 05/18/43	250	253,819
3.70%, 02/10/45	900	864,384

Security	Par (000)	Value

Pharmaceuticals (continued)
Mylan NV:
3.95%, 06/15/26	$1,000	$911,413
5.25%, 06/15/46	500	421,324
Mylan, Inc.:
4.20%, 11/29/23	250	243,879
4.55%, 04/15/28(c)	800	745,621
5.20%, 04/15/48(c)	1,050	865,773
Novartis Capital Corp.:
1.80%, 02/14/20	250	247,201
4.40%, 04/24/20	100	102,168
3.40%, 05/06/24	650	653,706
3.00%, 11/20/25	1,100	1,065,555
3.10%, 05/17/27	1,000	968,269
4.40%, 05/06/44	750	801,193
Perrigo Finance Unlimited Co.:
3.90%, 12/15/24	250	231,344
4.38%, 03/15/26	250	226,884
Pfizer, Inc.:
1.95%, 06/03/21	500	490,309
2.20%, 12/15/21	3,000	2,949,162
5.80%, 08/12/23	500	555,019
2.75%, 06/03/26	115	109,246
3.00%, 12/15/26	1,750	1,689,694
4.00%, 12/15/36	500	494,993
7.20%, 03/15/39	2,250	3,107,035
4.30%, 06/15/43	500	509,764
4.40%, 05/15/44	500	520,675
4.13%, 12/15/46	500	501,937
4.20%, 09/15/48	500	507,309
Sanofi, 3.63%, 06/19/28	2,000	2,028,997
Shire Acquisitions Investments Ireland DAC:
2.88%, 09/23/23	500	472,659
3.20%, 09/23/26	900	814,430
Wyeth LLC:
6.50%, 02/01/34	500	636,026
5.95%, 04/01/37	250	299,816
Zoetis, Inc.:
3.25%, 02/01/23	1,000	984,894
4.70%, 02/01/43	400	405,576
4.45%, 08/20/48	250	244,981

		118,190,449

Real Estate — 0.0%
CBRE Services, Inc.:
5.25%, 03/15/25	250	260,430
4.88%, 03/01/26	250	256,324
Highwoods Realty LP, 4.13%, 03/15/28	250	244,605
Prologis LP:
3.75%, 11/01/25	45	45,226
4.38%, 09/15/48	100	101,466
Vornado Realty LP, 3.50%, 01/15/25	250	240,992

		1,149,043

Road & Rail — 0.5%
Burlington Northern Santa Fe LLC:
3.75%, 04/01/24	50	51,108
3.65%, 09/01/25	750	756,711
7.00%, 12/15/25	250	301,862
3.25%, 06/15/27	3,750	3,670,535
5.40%, 06/01/41	50	56,582
4.40%, 03/15/42	150	151,031
4.38%, 09/01/42	250	249,453
4.45%, 03/15/43	200	203,697
5.15%, 09/01/43	250	279,923

SCHEDULE OF INVESTMENTS	43

Schedule of Investments (continued) December 31, 2018	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Road & Rail (continued)
4.90%, 04/01/44	$500	$539,080
4.55%, 09/01/44	250	260,663
4.15%, 04/01/45	500	484,762
3.90%, 08/01/46	2,000	1,885,549
4.13%, 06/15/47	250	241,944
4.15%, 12/15/48	500	486,927
Canadian National Railway Co.:
2.85%, 12/15/21	1,000	993,183
2.95%, 11/21/24	305	299,267
2.75%, 03/01/26	560	535,568
3.50%, 11/15/42	100	88,760
3.65%, 02/03/48	1,000	924,866
Canadian Pacific Railway Co.:
4.45%, 03/15/23	500	520,256
2.90%, 02/01/25	4,000	3,830,115
7.13%, 10/15/31	250	313,227
4.80%, 09/15/35	250	259,731
5.75%, 01/15/42	25	28,548
4.80%, 08/01/45	1,110	1,160,047
CSX Corp.:
3.70%, 10/30/20	100	101,047
3.35%, 11/01/25	250	243,201
3.80%, 03/01/28	3,500	3,433,894
4.75%, 05/30/42	100	99,627
4.30%, 03/01/48	750	714,078
3.95%, 05/01/50	450	394,864
4.50%, 08/01/54	250	234,623
4.25%, 11/01/66	750	648,398
Kansas City Southern:
3.13%, 06/01/26	250	232,997
4.70%, 05/01/48	500	488,279
Norfolk Southern Corp.:
3.00%, 04/01/22	1,750	1,738,193
3.85%, 01/15/24	1,000	1,012,237
3.15%, 06/01/27	880	843,061
3.95%, 10/01/42	100	91,690
4.80%, 08/15/43	131	130,540
4.45%, 06/15/45	250	244,884
3.94%, 11/01/47	225	203,992
4.15%, 02/28/48	250	233,271
4.05%, 08/15/52	2,000	1,786,173
Ryder System, Inc., 3.40%, 03/01/23	500	493,417
Union Pacific Corp.:
4.16%, 07/15/22	100	102,395
3.65%, 02/15/24	1,000	1,004,547
3.25%, 08/15/25	250	242,196
2.75%, 03/01/26	1,000	932,672
3.95%, 09/10/28	1,000	998,636
3.60%, 09/15/37	1,250	1,117,158
4.38%, 09/10/38	2,750	2,696,888
4.30%, 06/15/42	50	48,389
4.75%, 12/15/43	250	256,424
4.05%, 11/15/45	250	227,607
4.05%, 03/01/46	140	129,216
4.50%, 09/10/48	500	493,023
3.80%, 10/01/51	250	212,041
4.80%, 09/10/58	200	199,020

		40,602,073

Semiconductors & Semiconductor Equipment — 0.4%
Altera Corp., 4.10%, 11/15/23	250	258,832
Analog Devices, Inc.:
2.95%, 01/12/21	1,000	991,229
3.50%, 12/05/26	750	717,829

Security	Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
Applied Materials, Inc.:
4.30%, 06/15/21	$500	$514,733
3.90%, 10/01/25	160	161,009
3.30%, 04/01/27	1,000	959,458
5.85%, 06/15/41	300	353,929
Broadcom Corp./Broadcom Cayman Finance Ltd.:
3.00%, 01/15/22	1,500	1,442,555
2.65%, 01/15/23	1,500	1,395,964
3.63%, 01/15/24	250	236,525
3.88%, 01/15/27	3,750	3,364,142
3.50%, 01/15/28	500	433,204
Intel Corp.:
1.85%, 05/11/20	2,000	1,975,492
2.45%, 07/29/20	2,000	1,991,986
1.70%, 05/19/21	1,000	971,802
2.88%, 05/11/24	2,000	1,951,161
3.70%, 07/29/25	1,000	1,008,733
4.10%, 05/19/46	2,500	2,429,247
4.10%, 05/11/47	250	239,957
3.73%, 12/08/47	1,399	1,295,361
KLA-Tencor Corp., 4.65%, 11/01/24	305	312,571
Lam Research Corp., 3.80%, 03/15/25	230	230,012
Maxim Integrated Products, Inc., 3.38%, 03/15/23	100	99,639
NVIDIA Corp.:
2.20%, 09/16/21	300	293,232
3.20%, 09/16/26	1,000	948,447
QUALCOMM, Inc.:
2.25%, 05/20/20	1,500	1,479,150
3.00%, 05/20/22	500	491,901
2.60%, 01/30/23	1,140	1,097,048
3.45%, 05/20/25	250	240,533
3.25%, 05/20/27	500	465,100
4.65%, 05/20/35	250	241,338
4.80%, 05/20/45	750	714,376
4.30%, 05/20/47	1,500	1,332,230
Seagate HDD Cayman:
4.75%, 06/01/23	500	467,516
4.88%, 06/01/27	500	424,344
5.75%, 12/01/34	1,000	778,103
Texas Instruments, Inc.:
1.75%, 05/01/20	250	246,085
4.15%, 05/15/48	1,000	997,830
Xilinx, Inc., 3.00%, 03/15/21	75	74,735

		33,627,338

Software — 0.6%
Activision Blizzard, Inc., 3.40%, 06/15/27	1,000	942,173
Autodesk, Inc., 3.50%, 06/15/27	2,000	1,869,395
CA, Inc., 4.50%, 08/15/23	170	171,660
Microsoft Corp.:
1.85%, 02/06/20	1,000	992,743
1.85%, 02/12/20	500	495,747
3.00%, 10/01/20	50	50,338
2.00%, 11/03/20	500	494,432
1.55%, 08/08/21	1,000	971,467
2.40%, 02/06/22	1,000	988,479
2.38%, 02/12/22	1,000	987,884
2.65%, 11/03/22	500	495,862
2.00%, 08/08/23	1,000	961,463
2.88%, 02/06/24	865	856,846
3.13%, 11/03/25	500	494,523
2.40%, 08/08/26	1,485	1,384,536
3.30%, 02/06/27	2,500	2,476,255
3.50%, 02/12/35	1,165	1,111,883

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
4.20%, 11/03/35	$250	$259,165
3.45%, 08/08/36	750	706,395
4.10%, 02/06/37	1,250	1,282,701
4.50%, 10/01/40	500	536,993
5.30%, 02/08/41	100	119,117
3.75%, 05/01/43	150	144,781
3.75%, 02/12/45	500	483,717
4.45%, 11/03/45	1,500	1,590,961
3.70%, 08/08/46	1,500	1,436,975
4.00%, 02/12/55	2,750	2,700,603
4.75%, 11/03/55	250	279,906
3.95%, 08/08/56	250	243,919
4.50%, 02/06/57	1,500	1,598,195
Series 30Y, 4.25%, 02/06/47	3,000	3,149,298
Oracle Corp.:
3.88%, 07/15/20	100	101,515
2.80%, 07/08/21	1,000	995,151
1.90%, 09/15/21	2,000	1,940,415
2.50%, 10/15/22	3,250	3,163,078
2.63%, 02/15/23	2,000	1,950,620
2.40%, 09/15/23	1,000	959,632
2.95%, 11/15/24	500	486,943
2.95%, 05/15/25	500	478,473
2.65%, 07/15/26	745	690,437
3.25%, 11/15/27	750	723,363
3.25%, 05/15/30	250	238,520
4.30%, 07/08/34	250	250,948
3.90%, 05/15/35	500	478,612
3.85%, 07/15/36	750	708,363
3.80%, 11/15/37	750	701,372
6.13%, 07/08/39	500	600,161
5.38%, 07/15/40	400	441,984
4.50%, 07/08/44	500	500,621
4.13%, 05/15/45	2,250	2,128,968
4.00%, 07/15/46	750	699,814
4.00%, 11/15/47	1,500	1,397,549
4.38%, 05/15/55	250	245,073
salesforce.com, Inc., 3.25%, 04/11/23	500	502,569

		50,662,593

Specialty Retail — 0.3%
Advance Auto Parts, Inc., 4.50%, 12/01/23	250	255,877
AutoZone, Inc.:
3.70%, 04/15/22	50	50,389
3.13%, 07/15/23	250	242,814
3.25%, 04/15/25	165	157,094
Costco Wholesale Corp.:
2.25%, 02/15/22	85	83,079
3.00%, 05/18/27	1,500	1,446,868
Dollar Tree, Inc., 4.20%, 05/15/28	1,000	947,198
Home Depot, Inc.:
2.00%, 04/01/21	500	490,122
4.40%, 04/01/21	150	154,477
2.63%, 06/01/22	2,750	2,721,164
3.35%, 09/15/25	500	493,646
3.00%, 04/01/26	1,500	1,452,960
2.13%, 09/15/26	500	450,077
2.80%, 09/14/27	500	469,288
3.90%, 12/06/28	440	450,672
5.88%, 12/16/36	100	120,145
5.40%, 09/15/40	500	572,617
4.20%, 04/01/43	250	245,732
4.40%, 03/15/45	2,250	2,266,142
4.25%, 04/01/46	1,000	996,601

Security	Par (000)	Value

Specialty Retail (continued)
3.90%, 06/15/47	$500	$471,721
4.50%, 12/06/48	1,000	1,032,390
3.50%, 09/15/56	140	117,716
Lowe’s Cos, Inc., 4.38%, 09/15/45	1,000	897,970
Lowe’s Cos., Inc.:
4.63%, 04/15/20	100	100,957
3.80%, 11/15/21	250	252,385
3.12%, 04/15/22	1,600	1,572,464
3.38%, 09/15/25	500	474,477
2.50%, 04/15/26	955	848,867
4.25%, 09/15/44	250	221,135
3.70%, 04/15/46	250	203,884
4.05%, 05/03/47	1,000	862,291
Macy’s Retail Holdings, Inc.:
3.88%, 01/15/22	300	296,877
4.38%, 09/01/23	200	197,349
3.63%, 06/01/24	250	233,389
4.50%, 12/15/34	60	48,008
QVC, Inc.:
5.45%, 08/15/34	200	174,702
5.95%, 03/15/43	350	313,962

		22,387,506

Technology Hardware, Storage & Peripherals — 0.5%
Adobe, Inc., 3.25%, 02/01/25	70	68,698
Apple, Inc.:
1.55%, 02/07/20	250	246,973
1.90%, 02/07/20	1,000	991,317
2.00%, 05/06/20	500	495,268
2.00%, 11/13/20	3,000	2,960,480
2.25%, 02/23/21	500	494,142
1.55%, 08/04/21	1,000	969,594
2.50%, 02/09/22	1,000	984,225
2.10%, 09/12/22	500	483,137
2.40%, 01/13/23	1,000	970,410
2.85%, 02/23/23	250	246,935
2.40%, 05/03/23	2,000	1,933,861
3.45%, 05/06/24	1,000	1,004,740
2.50%, 02/09/25	140	132,210
3.20%, 05/13/25	750	737,607
3.25%, 02/23/26	2,660	2,596,498
2.45%, 08/04/26	1,410	1,303,166
3.35%, 02/09/27	2,000	1,948,782
3.20%, 05/11/27	1,000	965,079
2.90%, 09/12/27	1,000	939,908
3.00%, 11/13/27	1,000	949,810
4.50%, 02/23/36	250	262,902
3.85%, 05/04/43	1,250	1,183,724
4.45%, 05/06/44	250	258,233
3.45%, 02/09/45	350	309,916
4.38%, 05/13/45	500	507,784
4.65%, 02/23/46	2,980	3,154,444
3.85%, 08/04/46	750	697,487
4.25%, 02/09/47	250	249,128
3.75%, 11/13/47	1,250	1,148,669
Dell International LLC/EMC Corp.(c):
4.42%, 06/15/21	500	499,175
5.45%, 06/15/23	3,000	3,052,921
6.02%, 06/15/26	3,090	3,103,972
8.10%, 07/15/36	500	543,424
8.35%, 07/15/46	850	920,372
Hewlett Packard Enterprise Co.:
3.60%, 10/15/20	1,000	1,002,589
4.40%, 10/15/22	1,500	1,523,034

SCHEDULE OF INVESTMENTS	45

Schedule of Investments (continued) December 31, 2018	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Technology Hardware, Storage & Peripherals (continued)
4.90%, 10/15/25	$750	$755,897
6.20%, 10/15/35	500	482,092
6.35%, 10/15/45	250	233,359
HP, Inc.:
4.05%, 09/15/22	1,000	1,013,935
6.00%, 09/15/41	650	644,310
NetApp, Inc., 3.38%, 06/15/21	105	104,603

		43,074,810

Textiles, Apparel & Luxury Goods — 0.0%
NIKE, Inc., 3.88%, 11/01/45	500	478,178
VF Corp., 3.50%, 09/01/21	100	100,821

		578,999

Tobacco — 0.3%
Altria Group, Inc.:
2.63%, 01/14/20	250	247,713
4.75%, 05/05/21	1,000	1,022,044
2.85%, 08/09/22	1,500	1,439,965
4.00%, 01/31/24	250	245,686
4.50%, 05/02/43	400	332,906
5.38%, 01/31/44	320	298,389
3.88%, 09/16/46	1,250	952,145
BAT Capital Corp.:
2.30%, 08/14/20	1,000	976,638
2.76%, 08/15/22	3,000	2,833,559
3.22%, 08/15/24	750	690,821
3.56%, 08/15/27	1,000	887,746
4.39%, 08/15/37	1,250	1,023,085
4.54%, 08/15/47	1,700	1,353,286
Philip Morris International, Inc.:
4.13%, 05/17/21	50	51,074
2.63%, 03/06/23	250	240,390
2.13%, 05/10/23	1,000	942,074
3.25%, 11/10/24	1,000	975,925
3.38%, 08/11/25	750	728,760
2.75%, 02/25/26	415	383,595
3.13%, 08/17/27	1,000	948,988
6.38%, 05/16/38	2,000	2,317,380
4.50%, 03/20/42	50	47,480
3.88%, 08/21/42	350	301,090
4.13%, 03/04/43	450	397,111
4.88%, 11/15/43	250	247,864
4.25%, 11/10/44	365	332,877
Reynolds American, Inc.:
6.88%, 05/01/20	250	260,143
3.25%, 06/12/20	1,135	1,128,030
4.45%, 06/12/25	1,000	964,235
5.70%, 08/15/35	325	317,339
6.15%, 09/15/43	150	146,191
5.85%, 08/15/45	750	696,772

		23,731,301

Trading Companies & Distributors — 0.0%
GATX Corp., 3.25%, 09/15/26	750	687,585

Water Utilities — 0.0%
American Water Capital Corp.:
3.40%, 03/01/25	250	246,995
2.95%, 09/01/27	500	472,425
3.75%, 09/01/28	1,500	1,503,526
4.30%, 09/01/45	250	248,618
3.75%, 09/01/47	500	449,274

		2,920,838

Security	Par (000)	Value

Wireless Telecommunication Services — 0.2%
America Movil SAB de CV:
5.00%, 03/30/20	$1,200	$1,220,412
3.13%, 07/16/22	3,500	3,424,505
6.13%, 03/30/40	250	293,750
4.38%, 07/16/42	850	812,812
Rogers Communications, Inc.:
3.00%, 03/15/23	650	637,874
3.63%, 12/15/25	565	550,859
2.90%, 11/15/26	1,000	924,935
5.00%, 03/15/44	250	259,973
4.30%, 02/15/48	750	713,515
Vodafone Group PLC:
3.75%, 01/16/24	1,000	985,631
4.13%, 05/30/25	1,000	987,891
4.38%, 05/30/28	1,000	970,069
7.88%, 02/15/30	100	124,582
5.00%, 05/30/38	500	468,506
4.38%, 02/19/43	950	808,408
5.25%, 05/30/48	2,500	2,347,090

		15,530,812

Total Corporate Bonds — 25.8% (Cost — $2,217,120,129)		2,149,335,177

Foreign Agency Obligations — 3.3%
African Development Bank:
Series GDIC, 1.88%, 03/16/20	1,000	989,112
Series GDIF, 1.38%, 02/12/20	4,000	3,945,360
Series GDIF, 2.63%, 03/22/21	500	500,194
Series GDIF, 1.25%, 07/26/21	500	483,261
Asian Development Bank:
1.75%, 01/10/20	5,000	4,957,754
1.63%, 05/05/20	3,000	2,961,354
2.25%, 01/20/21	5,000	4,969,325
1.63%, 03/16/21	750	735,250
2.00%, 02/16/22	2,000	1,963,201
1.88%, 02/18/22	1,000	978,235
1.75%, 09/13/22	500	483,992
2.75%, 03/17/23	750	752,442
2.00%, 04/24/26	1,000	947,421
2.75%, 01/19/28	750	741,144
Series 5Y, 1.88%, 08/10/22	500	487,068
Chile Government International Bond:
3.25%, 09/14/21	500	500,375
3.63%, 10/30/42	350	318,938
3.86%, 06/21/47	1,000	930,000
Colombia Government International Bond:
4.38%, 07/12/21	750	761,062
2.63%, 03/15/23	250	235,313
4.00%, 02/26/24	2,750	2,714,937
4.50%, 01/28/26	2,250	2,246,062
3.88%, 04/25/27	1,000	954,250
4.50%, 03/15/29	500	496,000
7.38%, 09/18/37	100	121,125
6.13%, 01/18/41	1,000	1,081,250
5.63%, 02/26/44	950	983,250
5.00%, 06/15/45	2,000	1,897,500
Council of Europe Development Bank:
1.88%, 01/27/20	1,000	992,316
1.63%, 03/10/20	250	247,059
European Bank for Reconstruction & Development:
1.50%, 03/16/20	500	493,513
1.63%, 05/05/20	2,000	1,974,230

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Foreign Agency Obligations (continued)
2.75%, 04/26/21	$1,000	$1,003,343
2.75%, 03/07/23	1,000	1,002,522
European Investment Bank:
1.25%, 12/16/19	5,000	4,918,957
1.63%, 03/16/20	5,000	4,942,486
1.75%, 05/15/20	5,000	4,943,228
1.38%, 06/15/20	1,000	982,508
1.63%, 08/14/20	3,000	2,953,361
1.63%, 12/15/20	4,000	3,924,816
2.00%, 03/15/21	1,500	1,481,506
2.38%, 05/13/21	4,000	3,978,845
1.63%, 06/15/21	2,000	1,952,888
1.38%, 09/15/21	2,000	1,936,370
2.00%, 12/15/22	1,000	975,890
2.50%, 03/15/23	2,000	1,985,440
2.88%, 08/15/23	1,500	1,511,190
3.25%, 01/29/24	1,000	1,024,737
2.13%, 04/13/26	1,000	955,832
2.38%, 05/24/27	1,000	960,275
Export Development Canada:
1.75%, 07/21/20	500	493,388
2.00%, 05/17/22	4,000	3,916,480
2.50%, 01/24/23	2,000	1,984,624
Export-Import Bank of Korea:
4.00%, 01/29/21	3,000	3,047,925
1.88%, 10/21/21	2,000	1,926,150
2.75%, 01/25/22	1,000	984,085
3.25%, 11/10/25	500	485,743
3.25%, 08/12/26	500	483,933
FMS Wertmanagement:
1.38%, 06/08/21	1,000	970,870
2.00%, 08/01/22	1,000	977,117
2.75%, 03/06/23	500	500,607
Hungary Government International Bond:
6.38%, 03/29/21	5,000	5,273,797
5.38%, 02/21/23	500	529,313
5.75%, 11/22/23	500	540,156
5.38%, 03/25/24	500	532,993
7.63%, 03/29/41	250	348,212
Indonesia Government International Bond, 4.10%, 04/24/28	2,000	1,937,500
Inter-American Development Bank:
1.63%, 05/12/20	8,000	7,897,416
1.88%, 03/15/21	500	492,569
2.63%, 04/19/21	5,000	5,004,950
1.25%, 09/14/21	1,000	965,221
2.13%, 01/18/22	1,000	985,618
1.75%, 04/14/22	750	729,479
1.75%, 09/14/22	2,000	1,936,268
2.00%, 06/02/26	500	474,450
2.38%, 07/07/27	1,000	964,709
3.20%, 08/07/42	750	735,175
International Bank for Reconstruction & Development:
1.38%, 03/30/20	3,750	3,694,612
1.13%, 08/10/20	1,000	976,499
2.13%, 11/01/20	500	495,700
1.38%, 05/24/21	4,500	4,376,133
1.38%, 09/20/21	1,000	968,071
7.63%, 01/19/23	1,000	1,186,024
1.75%, 04/19/23	1,000	964,772
3.00%, 09/27/23	2,000	2,038,682
4.75%, 02/15/35	500	600,804
Series gDIF, 1.88%, 04/21/20	5,000	4,953,715

Security	Par (000)	Value

Foreign Agency Obligations (continued)
Series GDIF, 1.63%, 09/04/20	$2,000	$1,968,116
Series GDIF, 1.95%, 11/09/20	4,000	3,947,492
Series GDIF, 1.63%, 03/09/21	1,500	1,470,331
Series GDIF, 2.25%, 06/24/21	1,000	992,325
Series GDIF, 2.75%, 07/23/21	2,000	2,008,134
Series GDIF, 2.50%, 07/29/25	1,000	984,141
Series GDIF, 1.88%, 10/27/26	750	701,573
International Finance Corp.:
1.75%, 03/30/20	3,000	2,967,198
1.63%, 07/16/20	500	492,680
2.25%, 01/25/21	750	745,078
1.13%, 07/20/21	500	482,145
2.88%, 07/31/23	750	756,169
Israel Government International Bond:
4.00%, 06/30/22	900	916,650
3.15%, 06/30/23	3,000	2,988,750
4.50%, 01/30/43	200	206,400
Italian Government International Bond:
6.88%, 09/27/23	100	108,688
5.38%, 06/15/33	250	260,804
Japan Bank for International Cooperation:
2.13%, 02/07/19	200	199,904
2.13%, 07/21/20	4,000	3,960,216
1.88%, 04/20/21	2,000	1,958,920
1.50%, 07/21/21	500	483,983
2.00%, 11/04/21	2,000	1,953,360
2.38%, 07/21/22	1,000	982,803
2.38%, 11/16/22	2,000	1,963,225
3.25%, 07/20/23	600	607,957
3.38%, 07/31/23	500	508,908
3.38%, 10/31/23	500	509,456
2.38%, 04/20/26	750	717,154
2.25%, 11/04/26	500	470,785
2.75%, 11/16/27	500	483,329
Korea Development Bank:
3.38%, 03/12/23	4,000	3,989,645
2.75%, 03/19/23	1,000	973,615
Korea International Bond, 4.13%, 06/10/44	250	262,058
Landwirtschaftliche Rentenbank:
2.25%, 10/01/21	500	495,222
1.75%, 07/27/26	1,000	929,103
Mexico Government International Bond:
8.13%, 12/30/19	100	104,904
3.63%, 03/15/22	2,750	2,712,187
4.00%, 10/02/23	250	248,938
3.60%, 01/30/25	500	477,125
4.13%, 01/21/26	3,000	2,928,750
4.15%, 03/28/27	1,000	963,750
6.75%, 09/27/34	150	171,000
6.05%, 01/11/40	4,300	4,563,375
4.75%, 03/08/44	1,700	1,542,750
5.55%, 01/21/45	1,525	1,545,969
4.60%, 01/23/46	1,000	884,750
4.35%, 01/15/47	750	644,813
4.60%, 02/10/48	2,000	1,777,500
Nordic Investment Bank:
2.50%, 04/28/20	2,000	1,996,397
1.50%, 09/29/20	1,500	1,471,102
Panama Government International Bond:
5.20%, 01/30/20	350	356,300
3.75%, 03/16/25	3,500	3,472,875
3.88%, 03/17/28	1,500	1,474,875
6.70%, 01/26/36	350	428,313

SCHEDULE OF INVESTMENTS	47

Schedule of Investments (continued) December 31, 2018	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Foreign Agency Obligations (continued)
4.50%, 05/15/47	$750	$726,563
4.50%, 04/16/50	750	715,313
Peruvian Government International Bond:
7.35%, 07/21/25	400	485,400
4.13%, 08/25/27	1,000	1,032,500
8.75%, 11/21/33	441	651,026
6.55%, 03/14/37	250	315,000
5.63%, 11/18/50	1,050	1,232,962
Philippine Government International Bond:
4.00%, 01/15/21	4,500	4,539,037
4.20%, 01/21/24	2,500	2,569,287
7.75%, 01/14/31	500	673,938
6.38%, 10/23/34	250	313,504
5.00%, 01/13/37	1,000	1,106,815
3.95%, 01/20/40	250	243,474
3.70%, 03/01/41	1,100	1,040,176
3.70%, 02/02/42	500	472,833
Poland Government International Bond:
5.13%, 04/21/21	3,000	3,132,011
5.00%, 03/23/22	2,050	2,155,062
3.00%, 03/17/23	200	197,250
4.00%, 01/22/24	250	255,695
3.25%, 04/06/26	250	244,903
Province of Alberta Canada, 2.20%, 07/26/22	1,000	977,606
Province of British Columbia Canada:
2.65%, 09/22/21	1,000	999,020
2.00%, 10/23/22	750	730,455
Province of Manitoba Canada:
2.05%, 11/30/20	500	492,780
2.13%, 05/04/22	2,000	1,953,000
Province of Ontario Canada:
4.40%, 04/14/20	1,200	1,225,495
1.88%, 05/21/20	500	494,321
2.40%, 02/08/22	1,000	986,270
2.25%, 05/18/22	2,000	1,959,023
2.20%, 10/03/22	2,000	1,952,633
2.50%, 04/27/26	3,000	2,896,785
Province of Quebec Canada:
3.50%, 07/29/20	500	506,366
2.75%, 08/25/21	500	500,194
2.38%, 01/31/22	1,000	988,089
2.63%, 02/13/23	250	247,845
2.88%, 10/16/24	500	499,109
2.50%, 04/20/26	2,750	2,661,106
Svensk Exportkredit AB:
1.75%, 05/18/20	3,000	2,962,589
2.88%, 05/22/21	2,000	2,010,634
2.38%, 03/09/22	1,500	1,483,770
Uruguay Government International Bond:
8.00%, 11/18/22	150	168,263
4.50%, 08/14/24	1,250	1,276,562
4.38%, 10/27/27	1,000	1,002,250
5.10%, 06/18/50	1,750	1,723,312
4.98%, 04/20/55	500	477,375

Total Foreign Agency Obligations — 3.3% (Cost — $276,882,371)		274,139,838

Municipal Bonds — 0.6%
American Municipal Power, Inc., RB, Build America Bonds, Combined Hydroelectric Projects, Series B:
7.83%, 02/15/41	150	219,824
8.08%, 02/15/50	500	794,585

Security	Par (000)	Value

Municipal Bonds (continued)
Bay Area Toll Authority, RB, Build America Bonds, San Francisco Toll Bridge:
Series F-2, 6.26%, 04/01/49	$750	$1,020,735
Series S-1, 6.92%, 04/01/40	530	707,576
Series S-1, 7.04%, 04/01/50	100	142,079
Series S-3, 6.91%, 10/01/50	200	284,292
Chicago O’Hare International Airport, ARB, General Senior Lien, Series C:
4.47%, 01/01/49	165	167,394
4.57%, 01/01/54	165	168,714
Chicago O’Hare International Airport, Refunding ARB, Build America Bonds, Series B, 6.40%, 01/01/40	250	319,065
Chicago Transit Authority, RB:
Build America Bonds, Series B, 6.20%, 12/01/40	435	528,260
Pension Funding, Series A, 6.90%, 12/01/40	530	677,070
City & County of San Francisco California Public Utilities Commission Water Revenue, RB, Build America Bonds, Sub-Series G, 6.95%, 11/01/50	100	142,581
City of Los Angeles California Department of Water & Power, RB, Build America Bonds:
5.72%, 07/01/39	200	246,612
6.60%, 07/01/50	90	127,021
Series D, 6.57%, 07/01/45	175	242,660
City of New York New York, Build America Bonds, Series A-2, 5.21%, 10/01/31	225	255,105
City of New York New York, GO, Build America Bonds, Series F1, 6.27%, 12/01/37	300	377,613
City of New York New York Municipal Water Finance Authority, Refunding RB, 2nd General Resolution, Series GG, Build America Bonds, 5.72%, 06/15/42	300	375,411
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Build America Bonds, Fiscal 2010, Series EE, 6.01%, 06/15/42	100	129,072
City of San Antonio Texas Electric & Gas Systems Revenue, RB:
4.43%, 02/01/42	170	181,805
Build America Bonds, 5.72%, 02/01/41	200	248,514
Junior Lien, Build America Bonds, 5.81%, 02/01/41	250	317,003
Commonwealth of Massachusetts, GO, Build America Bonds, 5.46%, 12/01/39	500	605,810
County of Clark Nevada Department of Aviation, ARB, Build America Bonds, Series C, 6.82%, 07/01/45	450	640,944
County of Los Angeles California Metropolitan Transportation Authority, RB, Build America Bonds, 5.74%, 06/01/39	100	120,499
County of Los Angeles Public Works Financing Authority, RB, 7.62%, 08/01/40	100	146,055
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series C, 4.28%, 10/01/41	665	672,654
County of San Diego California Regional Transportation Commission, RB, Build America Bonds, Series A, 5.91%, 04/01/48	260	345,080
County of San Diego California Water Authority, RB, Build America Bonds, Series B, 6.14%, 05/01/49	315	412,927
Dallas Area Rapid Transit, RB, Build America Bonds, Senior Lien, Series B, 5.02%, 12/01/48	560	652,551
District of Columbia, RB, Build America Bonds, Series E, 5.59%, 12/01/34	200	237,410
District of Columbia Water & Sewer Authority, RB, Series A, 4.81%, 10/01/14	200	221,180
East Bay Municipal Utility District Water System Revenue, RB, Build America Bonds, 5.87%, 06/01/40	100	128,634

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds (continued)
Health & Educational Facilities Authority of the State of Missouri, RB, Taxable, Washington University, Series A, 3.65%, 08/15/57	$240	$226,584
JobsOhio Beverage System, Refunding RB, Series B:
3.99%, 01/01/29	100	103,044
4.53%, 01/01/35	100	106,723
Los Angeles California Community College District, GO, Build America Bonds, 6.75%, 08/01/49	200	289,174
Los Angeles California Unified School District, GO, Build America Bonds:
5.76%, 07/01/29	300	347,175
5.75%, 07/01/34	850	1,005,813
6.76%, 07/01/34	450	579,109
Massachusetts School Building Authority, RB, Build America Bonds, 5.72%, 08/15/39	585	716,344
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, 4.05%, 07/01/26	350	358,053
Metropolitan Transportation Authority, RB, Build America Bonds:
6.67%, 11/15/39	515	670,715
Series E, 6.81%, 11/15/40	400	531,308
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, ARB, Dulles Toll Road Revenue, Build America Bonds, 7.46%, 10/01/46	100	143,639
Metropolitan Water Reclamation District of Greater Chicago, GO, Build America Bonds, 5.72%, 12/01/38	150	180,317
Municipal Electric Authority of Georgia, Refunding RB, Build America Bonds, Series A, 6.64%, 04/01/57	345	364,748
New Jersey EDA, RB, Series A (NPFGC), 7.43%, 02/15/29	1,450	1,756,341
New Jersey State Turnpike Authority, RB, Build America Bonds:
Series A, 7.10%, 01/01/41	600	819,642
Series F, 7.41%, 01/01/40	900	1,268,100
New Jersey Transportation Trust Fund Authority, RB, Build America Bonds:
Series B, 6.56%, 12/15/40	100	122,413
Series C, 5.75%, 12/15/28	350	380,044
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Build America Bonds:
Future Tax Secured, Sub-Series B-1, 5.57%, 11/01/38	345	404,533
5.77%, 08/01/36	100	119,426
New York City Water & Sewer System, RB, Build America Bonds:
5.88%, 06/15/44	100	128,225
2nd General Resolution, Fiscal 2020, Series DD, 5.95%, 06/15/42	115	149,207
New York City Water & Sewer System, Refunding RB, Build America Bonds, 2nd General Resolution, Fiscal 2011, Series AA, 5.44%, 06/15/43	200	242,386
New York State Dormitory Authority, RB, Build America Bonds, 5.60%, 03/15/40	300	363,384
New York State Urban Development Corp., RB, Build America Bonds, 5.77%, 03/15/39	200	229,744
New York State Urban Development Corp., Refunding RB, 2.10%, 03/15/22	610	601,588
North Texas Tollway Authority, RB, Build America Bonds, Series B, 6.72%, 01/01/49	550	756,833
Ohio State University, RB:
Build America Bonds, Series C, 4.91%, 06/01/40	200	231,428
Series A, 3.80%, 12/01/46	200	197,258

Security	Par (000)	Value

Municipal Bonds (continued)
Ohio Water Development Authority Water Pollution Control Loan Fund, RB, Build America Bonds, Series B-2, 4.88%, 12/01/34	$100	$109,856
Oregon School Boards Association, GO, Series B, 5.55%, 06/30/28	375	429,281
Permanent University Fund — University of Texas System, Refunding RB, 3.38%, 07/01/47	540	489,121
Port Authority of New York & New Jersey, ARB:
192nd Series, 4.81%, 10/15/65	100	108,588
Consolidated, 160th Series, 5.65%, 11/01/40	1,245	1,516,261
Consolidated, 168th Series, 4.93%, 10/01/51	250	286,150
Consolidated, 181th Series, 4.96%, 08/01/46	180	206,649
Port Authority of New York & New Jersey, RB:
159th Series, 6.04%, 12/01/29	200	242,834
182nd Series, 5.31%, 08/01/46	100	107,963
Port Authority of New York & New Jersey, Refunding ARB, Consolidated,174th Series, 4.46%, 10/01/62	800	813,928
Regents of the University of California Medical Center Pooled Revenue, RB, Regents, Build America Bonds, Series H, 6.55%, 05/15/48	50	65,928
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Build America Bonds, Series F, 6.58%, 05/15/49	600	793,626
Regional Transportation District, RB, Build America Bonds, Series B, 5.84%, 11/01/50	100	132,131
Salt River Project Agricultural Improvement & Power District, RB, Build America Bonds, Series A, 4.84%, 01/01/41	225	259,772
Santa Clara Valley Transportation Authority, RB, Build America Bonds, Series A, 5.88%, 04/01/32	100	117,777
South Carolina Public Service Authority, RB, Build America Bonds, Series C, 6.45%, 01/01/50	100	126,745
State Board of Administration Finance Corp., RB, Series A:
3.00%, 07/01/20	300	300,393
2.64%, 07/01/21	200	199,184
State of California, GO, Build America Bonds, Various Purpose:
7.30%, 10/01/39	600	823,632
5.70%, 11/01/21	200	215,110
2.37%, 04/01/22	500	492,695
7.50%, 04/01/34	145	197,596
7.55%, 04/01/39	1,375	1,969,756
7.35%, 11/01/39	800	1,104,392
7.60%, 11/01/40	1,850	2,693,988
State of California, GO, Refunding:
2.80%, 04/01/21	95	94,916
3.38%, 04/01/25	100	100,539
3.50%, 04/01/28	85	84,861
4.50%, 04/01/33	200	209,368
4.60%, 04/01/38	165	170,173
State of California Department of Water Res. Power Supply Revenue, Refunding RB, Series P, 2.00%, 05/01/22	250	242,815
State of Connecticut, GO:
Build America Bonds, Series D, 5.09%, 10/01/30	150	161,642
Series A, 5.85%, 03/15/32	300	343,230
State of Illinois, GO, 5.10%, 06/01/33	4,400	4,195,092
State of Oregon, GO:
5.76%, 06/01/23	80	85,588
5.89%, 06/01/27	750	870,667
State of Oregon Department of Transportation, RB, Build America Bonds, Sub-Lien, Series A, 5.83%, 11/15/34	125	155,388

SCHEDULE OF INVESTMENTS	49

Schedule of Investments (continued) December 31, 2018	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds (continued)
State of Texas, GO, Build America Bonds, Series A, 5.52%, 04/01/39	$1,000	$1,241,380
State of Washington, GO, Build America Bonds, 5.14%, 08/01/40	200	232,168
State of Wisconsin, RB, Series A (AGM), 5.70%, 05/01/26	100	111,131
State of Wisconsin, Refunding RB:
Series A, 3.95%, 05/01/36	600	600,372
Series C, 3.15%, 05/01/27	320	315,504
Texas Transportation Commission State Highway Fund, RB, 1st Tier, Build America Bonds, Series B, 5.18%, 04/01/30	600	681,546
University of California, RB:
Build America Bonds, 5.77%, 05/15/43	190	228,610
Build America Bonds, 5.95%, 05/15/45	500	620,910
General, Series AD, 4.86%, 05/15/12	300	314,916
General, Series AQ, 4.77%, 05/15/15	405	416,413
University of California, Refunding RB:
3.06%, 07/01/25	100	98,693
General, Series AJ, 4.60%, 05/15/31	150	161,048
University of Virginia, RB, Series C, 4.18%, 09/01/17	60	58,407

Total Municipal Bonds — 0.6% (Cost — $52,323,438)		50,848,766

Non-Agency Mortgage-Backed Securities — 1.1%

Commercial Mortgage-Backed Securities — 1.1%
Barclays Commercial Mortgage Trust, Series 2017-C1, Class A4, 3.67%, 02/15/50	2,300	2,289,633
Benchmark Mortgage Trust, Series 2018-B5, Class A4, 4.21%, 07/15/51	3,000	3,115,741
Citigroup Commercial Mortgage Trust:
Series 2013-GC17, Class A4, 4.13%, 11/10/46	750	776,256
Series 2014-GC25, Class A4, 3.64%, 10/10/47	500	505,916
Series 2014-GC25, Class AS, 4.02%, 10/10/47	1,500	1,524,077
Series 2016-GC37, Class A4, 3.31%, 04/10/49	3,500	3,454,405
Series 2016-P5, Class A4, 2.94%, 10/10/49	1,000	960,783
Series 2017-P7, Class A4, 3.71%, 04/14/50	2,250	2,259,580
Commercial Mortgage Trust:
Series 2013-CR09, Class A4, 4.23%, 07/10/45(a)	2,700	2,814,557
Series 2013-CR12, Class A4, 4.05%, 10/10/46	1,300	1,342,687
Series 2013-CR8, Class A5, 3.61%, 06/10/46(a)	1,900	1,924,438
Series 2014-UBS2, Class A5, 3.96%, 03/10/47	500	512,590
Series 2015-PC1, Class A5, 3.90%, 07/10/50	1,500	1,529,999
Series 2016-CR28, Class A4, 3.76%, 02/10/49	750	758,731
CSAIL Commercial Mortgage Securities Trust:
Series 2015-C3, Class A4, 3.72%, 08/15/48	1,000	1,009,715
Series 2018-CX11, Class A5, 4.03%, 04/15/51(a)	4,000	4,083,586
DBJPM Mortgage Trust, Series 2016-C3, Class A5, 2.89%, 08/10/49	7,500	7,156,231
GS Mortgage Securities Corp. II:
Series 2015-GC30, Class A4, 3.38%, 05/10/50	600	595,474
Series 2018-GS10, Class A5, 4.16%, 07/10/51(a)	3,000	3,097,449
GS Mortgage Securities Trust, Class A3:
Series 2012-GC6, 3.48%, 01/10/45	5,280	5,336,553
Series 2012-GCJ9, 2.77%, 11/10/45	249	246,047
Series 2015-GS1, 3.73%, 11/10/48	2,300	2,324,274
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C18, Class A5, 4.08%, 02/15/47	250	257,650
Series 2014-C22, Class A4, 3.80%, 09/15/47	300	304,939
Series 2015-C29, Class A2, 2.92%, 05/15/48	870	863,835
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A5, 3.41%, 10/15/50	6,000	5,890,504

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2011-C5, Class A3, 4.17%, 08/15/46	$434	$442,935
Series 2014-C20, Class A5, 3.80%, 07/15/47	1,400	1,424,741
Series 2017-JP7, Class A5, 3.45%, 09/15/50	3,500	3,449,406
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C10, Class A5, 4.08%, 07/15/46(a)	3,750	3,882,102
Series 2013-C10, Class AS, 4.08%, 07/15/46(a)	2,500	2,562,158
Series 2013-C11, Class A4, 4.14%, 08/15/46(a)	11,765	12,256,656
Series 2015-C24, Class A4, 3.73%, 05/15/48	750	758,313
Morgan Stanley Capital I Trust, Series 2018-H3, Class A4, 3.91%, 07/15/51	3,000	3,035,869
Wells Fargo Commercial Mortgage Trust:
Series 2013-LC12, Class A4, 4.22%, 07/15/46(a)	200	207,595
Series 2014-LC18, Class ASB, 3.24%, 12/15/47	2,500	2,509,525
Series 2015-C27, Class A5, 3.45%, 02/15/48	1,500	1,498,359
Series 2015-SG1, Class A4, 3.79%, 09/15/48	5,000	5,060,240
WFRBS Commercial Mortgage Trust:
Series 2012-C7, Class A1, 2.30%, 06/15/45	266	264,343
Series 2012-C7, Class A2, 3.43%, 06/15/45	800	804,617
Series 2013-C11, Class A5, 3.07%, 03/15/45	500	496,264

Total Non-Agency Mortgage-Backed Securities — 1.1% (Cost — $95,838,946)		93,588,773

Preferred Securities — 0.0%

Capital Trusts — 0.0%

Banks — 0.0%
Goldman Sachs Capital I, 6.35%,	250	279,021
Wells Fargo Capital X, 5.95%	250	258,125

		537,146

Insurance — 0.0%
Allstate Corp., Series B, 5.75%,(b)	1,250	1,218,750
MetLife, Inc., 6.40%	600	609,516
Prudential Financial, Inc., 5.63%(b)	100	97,933
Prudential Financial, Inc., 5.38%(b)	500	468,550
XLIT Ltd., 5.50%	250	258,511

		2,653,260

Total Preferred Securities — 0.0% (Cost — $3,396,375)		3,190,406

U.S. Government Sponsored Agency Securities — 31.2%

Agency Obligations — 1.3%
Fannie Mae:
1.25%, 08/17/21	8,200	7,940,683
1.38%, 10/07/21	2,000	1,939,874
1.63%, 01/21/20	500	495,024
1.88%, 04/05/22	5,000	4,899,375
2.38%, 01/19/23	2,000	1,985,032
2.63%, 09/06/24	6,000	5,979,108
2.88%, 10/30/20	10,000	10,054,860
6.25%, 05/15/29	5,350	6,860,690
6.63%, 11/15/30	149	199,724
7.25%, 05/15/30	5,550	7,711,930
Federal Farm Credit Banks, 2.85%, 09/20/21	1,705	1,717,776
Federal Home Loan Bank:
2.75%, 12/13/24	5,000	4,971,275
3.13%, 06/13/25	9,570	9,688,563
3.25%, 11/16/28	1,915	1,947,306
5.50%, 07/15/36	2,100	2,700,127
Financing Corp., 8.60%, 09/26/19	200	208,469

50	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Agency Obligations (continued)
Freddie Mac:
1.13%, 08/12/21	$3,032	$2,928,327
2.38%, 02/16/21 - 01/13/22	22,430	22,344,254
2.75%, 06/19/23	3,000	3,017,529
6.25%, 07/15/32	1,300	1,735,825
6.75%, 03/15/31	2,800	3,806,939
NCUA Guaranteed Notes, 3.00%, 06/12/19	1,000	1,001,310
Tennessee Valley Authority:
3.50%, 12/15/42	140	137,621
5.88%, 04/01/36	2,100	2,734,061

		107,005,682

Commercial Mortgage-Backed Securities — 0.7%
Fannie Mae:
Series 2016-M5, Class A2, 2.47%, 04/25/26	6,110	5,811,605
Series 2012-M9, Class A2, 2.48%, 04/25/22	1,603	1,587,671
Series 2014-M6, Class A2, 2.68%, 05/25/21(a)	128	127,837
Series 2014-M2, Class ASV2, 2.78%, 06/25/21(a)	305	303,799
Series 2014-M13, Class A2, 3.02%, 08/25/24(a)	500	499,493
Freddie Mac:
Series K713, Class A2, 2.31%, 03/25/20	293	290,425
Series K026, Class A2, 2.51%, 11/25/22	200	197,091
Series K038, Class A1, 2.60%, 10/25/23	159	158,254
Series K017, Class A2, 2.87%, 12/25/21	7,480	7,477,727
Series K727, Class A2, 2.95%, 07/25/24	5,000	4,991,903
Series K033, Class A2, 3.06%, 07/25/23(a)	100	100,433
Series K066, Class A2, 3.12%, 06/25/27	3,500	3,460,080
Series K052, Class A2, 3.15%, 11/25/25	750	751,303
Series K041, Class A2, 3.17%, 10/25/24	7,500	7,546,051
Series K031, Class A2, 3.30%, 04/25/23(a)	100	101,480
Series K047, Class A2, 3.33%, 05/25/25(a)	7,435	7,534,381
Series K035, Class A2, 3.46%, 08/25/23(a)	2,000	2,040,174
Series K037, Class A2, 3.49%, 01/25/24	200	204,524
Series K034, Class A2, 3.53%, 07/25/23(a)	3,900	3,991,186
Series K730, Class A2, 3.59%, 01/25/25	9,000	9,223,500
Series K013, Class A2, 3.97%, 01/25/21(a)	500	508,138
Series K003, Class A5, 5.09%, 03/25/19	250	249,645

		57,156,700

Mortgage-Backed Securities — 29.2%
Fannie Mae Mortgage-Backed Securities:
(12 mo. LIBOR US + 1.54%), 2.05%, 06/01/43(f)	406	400,961
(12 mo. LIBOR US + 1.70%), 2.45%, 08/01/42(f)	118	122,737
2.50%, 09/01/28 - 01/01/49(g)	71,822	70,025,327
3.00%, 01/01/27 - 01/01/49(g)	278,415	273,436,138
3.50%, 02/01/26 - 11/01/51(g)	353,297	354,399,185
(12 mo. LIBOR US + 1.53%), 3.89%, 04/01/43(f)	36	36,976
4.00%, 10/01/25 - 01/01/49(g)	252,061	258,011,826
(12 mo. LIBOR US + 1.53%), 4.04%, 05/01/43(f)	230	236,713
4.50%, 05/01/24 - 01/01/49(g)	89,820	93,503,588
(12 mo. LIBOR US + 1.75%), 4.50%, 08/01/41(f)	17	17,704
(12 mo. LIBOR US + 1.83%), 4.69%, 11/01/40(f)	9	9,446
5.00%, 11/01/33 - 01/01/49(g)	25,128	26,459,446
5.50%, 04/01/36 - 01/01/49(g)	16,073	17,088,275
6.00%, 03/01/34 - 01/01/49(g)	8,600	9,247,566
6.50%, 07/01/32	103	115,967
7.00%, 02/01/32	12	12,543
Freddie Mac Mortgage-Backed Securities:
2.50%, 07/01/28 - 01/01/34(g)	51,614	50,402,381
3.00%, 03/01/27 - 01/01/49(g)	184,642	181,526,893
3.50%, 03/01/32 - 01/01/49(g)	191,278	191,660,984
4.00%, 05/01/19 - 01/01/49(g)	128,819	131,420,781
(12 mo. LIBOR US + 1.50%), 4.06%, 06/01/43(f)	42	43,259
(12 mo. LIBOR US + 1.81%), 4.19%, 09/01/40(f)	36	37,375
(12 mo. LIBOR US + 1.80%), 4.43%, 08/01/41(f)	15	15,159

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
4.50%, 02/01/19 - 01/01/49(g)	$54,247	$56,212,080
5.00%, 04/01/33 - 01/01/49(g)	14,896	15,634,782
5.50%, 06/01/35 - 01/01/49(g)	20,263	21,403,021
6.50%, 06/01/31	21	22,897
8.00%, 12/01/24	101	106,932
Ginnie Mae Mortgage-Backed Securities:
2.50%, 05/20/45 - 01/01/49(g)	4,685	4,489,646
3.00%, 01/20/43 - 01/01/49(g)	170,519	168,220,404
3.50%, 09/20/42 - 01/01/49(g)	241,366	243,127,522
4.00%, 03/15/41 - 01/01/49(g)	143,368	146,881,600
4.50%, 07/15/39 - 01/20/49(g)(h)	75,424	78,138,480
5.00%, 11/15/39 - 01/01/49(g)	35,977	37,515,957
5.50%, 12/15/32 - 04/20/48	796	837,380
6.00%, 03/15/35 - 10/20/38	189	205,051
6.50%, 09/15/36	116	131,174
7.50%, 12/15/23	75	79,258

		2,431,237,414

Total U.S. Government Sponsored Agency Securities — 31.2% (Cost — $2,589,233,261)		2,595,399,796

U.S. Treasury Obligations — 37.3%
U.S. Treasury Bonds:
8.75%, 08/15/20	6,400	7,021,750
7.63%, 11/15/22	3,400	4,037,367
1.50%, 03/31/23	31,500	30,237,539
6.25%, 08/15/23	2,050	2,381,203
7.50%, 11/15/24	5,000	6,336,328
7.63%, 02/15/25	375	481,567
6.00%, 02/15/26	7,660	9,344,590
6.75%, 08/15/26	7,500	9,641,309
6.50%, 11/15/26	900	1,146,797
6.63%, 02/15/27	3,500	4,518,418
6.38%, 08/15/27	3,000	3,854,766
6.13%, 11/15/27	3,000	3,811,523
6.13%, 08/15/29	7,500	9,837,598
5.38%, 02/15/31	21,000	26,679,844
4.50%, 02/15/36	25,000	30,814,453
4.75%, 02/15/37	1,450	1,848,014
5.00%, 05/15/37	9,000	11,812,500
4.38%, 02/15/38	6,000	7,349,766
4.50%, 05/15/38	1,000	1,244,727
3.50%, 02/15/39	1,300	1,421,926
4.25%, 05/15/39	11,775	14,204,974
4.50%, 08/15/39	1,700	2,118,492
4.38%, 11/15/39	1,800	2,206,828
4.63%, 02/15/40	1,230	1,558,833
4.38%, 05/15/40	1,650	2,025,504
3.88%, 08/15/40	3,860	4,432,516
4.25%, 11/15/40	7,528	9,097,118
4.75%, 02/15/41	11,000	14,214,492
4.38%, 05/15/41	17,610	21,674,058
3.75%, 08/15/41	7,550	8,517,344
3.13%, 11/15/41	10,700	10,955,379
3.13%, 02/15/42	24,850	25,438,246
3.00%, 05/15/42	28,480	28,511,150
2.75%, 08/15/42	11,250	10,769,238
2.75%, 11/15/42	37,000	35,376,914
3.13%, 02/15/43	15,000	15,300,586
2.88%, 05/15/43	9,750	9,518,057
3.63%, 08/15/43	2,500	2,767,285
3.75%, 11/15/43	59,700	67,426,019
3.63%, 02/15/44	1,000	1,107,734

SCHEDULE OF INVESTMENTS	51

Schedule of Investments (continued) December 31, 2018	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Treasury Obligations (continued)
3.38%, 05/15/44	$1,600	$1,704,125
3.13%, 08/15/44	2,000	2,041,641
3.00%, 11/15/44	6,300	6,290,402
2.50%, 02/15/45	12,500	11,328,125
3.00%, 05/15/45	15,600	15,570,141
2.88%, 08/15/45	18,800	18,310,906
3.00%, 11/15/45	15,900	15,867,082
2.50%, 02/15/46	18,600	16,792,312
2.50%, 05/15/46	8,350	7,530,330
2.88%, 11/15/46	8,500	8,264,590
3.00%, 02/15/47	9,000	8,974,688
3.00%, 05/15/47	18,200	18,121,797
U.S. Treasury Notes:
1.25%, 01/31/20	25,000	24,638,672
1.38%, 01/31/20	750	740,186
1.38%, 02/15/20	11,000	10,848,320
3.63%, 02/15/20	7,500	7,581,445
1.38%, 02/29/20	5,700	5,620,289
2.25%, 02/29/20	6,200	6,175,055
1.63%, 03/15/20	24,000	23,731,875
1.13%, 03/31/20	11,500	11,300,098
2.25%, 03/31/20	15,200	15,137,656
1.50%, 04/15/20	20,000	19,733,594
1.13%, 04/30/20	2,700	2,649,164
2.38%, 04/30/20	133,000	132,646,719
1.50%, 05/15/20	20,000	19,715,625
1.50%, 05/31/20	12,000	11,823,750
1.50%, 06/15/20	5,000	4,927,341
1.88%, 06/30/20	2,000	1,980,156
2.50%, 06/30/20	25,000	24,980,469
1.50%, 07/15/20	20,000	19,686,719
1.63%, 07/31/20	20,000	19,716,406
2.00%, 07/31/20	21,500	21,322,793
2.63%, 07/31/20	15,000	15,018,164
2.63%, 08/15/20	4,140	4,145,822
2.13%, 08/31/20	7,000	6,953,516
1.38%, 09/30/20	10,000	9,803,516
2.00%, 09/30/20	35,000	34,689,648
1.38%, 10/31/20	10,000	9,796,875
1.75%, 10/31/20	500	493,164
2.63%, 11/15/20	11,000	11,020,195
1.63%, 11/30/20	6,000	5,901,094
2.00%, 11/30/20	15,300	15,158,356
1.88%, 12/15/20	10,000	9,880,859
1.75%, 12/31/20	23,800	23,460,664
2.38%, 12/31/20	17,900	17,860,145
2.00%, 01/15/21	15,000	14,848,828
1.38%, 01/31/21	25,000	24,426,758
2.13%, 01/31/21	11,800	11,709,195
3.63%, 02/15/21	2,310	2,363,419
1.13%, 02/28/21	30,000	29,133,984
2.00%, 02/28/21	32,700	32,360,227
1.25%, 03/31/21	9,000	8,760,938
2.25%, 03/31/21	11,500	11,440,703
1.38%, 04/30/21	5,000	4,876,563
2.63%, 05/15/21	120,000	120,384,374
3.13%, 05/15/21	3,000	3,044,531
2.00%, 05/31/21	5,000	4,944,531
2.63%, 06/15/21	16,000	16,053,125
1.13%, 06/30/21	4,500	4,355,332
2.13%, 06/30/21	10,000	9,917,187
2.63%, 07/15/21	74,000	74,263,047
2.25%, 07/31/21	12,804	12,732,978

Security	Par (000)	Value

U.S. Treasury Obligations (continued)
2.75%, 08/15/21	$20,000	$20,135,156
1.13%, 08/31/21	18,000	17,374,219
2.00%, 08/31/21	8,500	8,394,414
2.13%, 09/30/21	7,900	7,825,012
1.25%, 10/31/21	8,000	7,733,125
2.00%, 10/31/21	9,000	8,884,336
2.00%, 11/15/21	13,700	13,522,863
1.75%, 11/30/21	6,000	5,879,063
1.88%, 11/30/21	53,000	52,130,469
2.00%, 12/31/21	12,000	11,835,937
2.13%, 12/31/21	10,000	9,901,563
1.50%, 01/31/22	3,500	3,400,059
1.88%, 01/31/22	9,000	8,839,688
1.75%, 02/28/22	1,500	1,467,305
1.88%, 02/28/22	5,000	4,909,180
1.75%, 03/31/22	9,100	8,895,961
1.88%, 03/31/22	18,000	17,662,500
1.75%, 04/30/22	10,000	9,768,359
1.88%, 04/30/22	5,000	4,904,297
1.75%, 05/31/22	3,000	2,928,750
1.75%, 06/30/22	18,000	17,564,062
2.13%, 06/30/22	18,000	17,786,250
1.88%, 07/31/22	40,000	39,170,312
2.00%, 07/31/22	15,000	14,752,734
1.88%, 08/31/22	59,958	58,674,524
1.75%, 09/30/22	23,000	22,392,656
1.88%, 09/30/22	10,000	9,782,422
1.88%, 10/31/22	17,000	16,620,156
2.00%, 10/31/22	10,000	9,822,656
1.63%, 11/15/22	10,000	9,680,859
2.00%, 11/30/22	36,000	35,344,688
2.13%, 12/31/22	45,000	44,365,430
2.00%, 02/15/23	8,000	7,844,062
1.50%, 02/28/23	10,200	9,799,570
1.63%, 04/30/23	19,000	18,320,898
2.75%, 04/30/23	26,600	26,873,273
1.75%, 05/15/23	1,000	968,984
1.63%, 05/31/23	4,000	3,853,594
1.38%, 06/30/23	11,500	10,949,258
2.63%, 06/30/23	133,000	133,690,976
1.25%, 07/31/23	4,000	3,782,969
2.75%, 07/31/23	6,000	6,063,984
2.50%, 08/15/23	4,000	3,998,750
1.38%, 08/31/23	8,000	7,604,688
1.38%, 09/30/23	4,000	3,797,656
2.88%, 09/30/23	6,000	6,097,500
1.63%, 10/31/23	15,000	14,397,070
2.75%, 11/15/23	28,000	28,306,250
2.13%, 11/30/23	24,000	23,566,875
2.25%, 12/31/23	11,000	10,860,781
2.25%, 01/31/24	15,000	14,804,883
2.75%, 02/15/24	15,000	15,160,547
2.13%, 02/29/24	9,000	8,827,383
2.13%, 03/31/24	10,000	9,802,734
2.00%, 04/30/24	10,000	9,735,938
2.50%, 05/15/24	15,300	15,271,910
2.00%, 05/31/24	5,700	5,545,922
2.00%, 06/30/24	33,000	32,089,922
2.38%, 08/15/24	7,500	7,431,152
1.88%, 08/31/24	5,000	4,825,195
2.25%, 10/31/24	5,000	4,916,602
2.25%, 11/15/24	27,000	26,534,883
2.13%, 11/30/24	15,000	14,640,820

52	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Treasury Obligations (continued)
2.25%, 12/31/24	$5,000	$4,912,500
2.00%, 02/15/25	21,984	21,265,226
2.75%, 02/28/25	5,000	5,050,586
2.63%, 03/31/25	9,500	9,528,203
2.13%, 05/15/25	24,000	23,355,000
2.75%, 06/30/25	10,000	10,100,781
2.88%, 07/31/25	50,000	50,875,000
2.00%, 08/15/25	24,800	23,908,750
6.88%, 08/15/25	8,000	10,074,688
2.75%, 08/31/25	20,000	20,195,312
3.00%, 09/30/25	38,000	38,975,234
3.00%, 10/31/25	15,000	15,388,477
2.25%, 11/15/25	1,600	1,564,688
1.63%, 02/15/26	43,000	40,252,031
1.63%, 05/15/26	350	326,840
1.50%, 08/15/26	18,500	17,066,250
2.00%, 11/15/26	15,000	14,318,555
2.25%, 02/15/27	21,000	20,391,328
2.38%, 05/15/27	13,000	12,727,812
2.25%, 08/15/27	18,000	17,419,922
2.25%, 11/15/27	95,000	91,767,773
2.88%, 05/15/28	12,000	12,184,219
2.88%, 08/15/28	15,000	15,232,031
2.75%, 08/15/47	32,500	30,779,785
2.75%, 11/15/47	30,000	28,386,328
3.13%, 05/15/48	29,500	30,060,039

Total U.S. Treasury Obligations — 37.3% (Cost — $3,107,351,807)		3,105,414,353

Total Long-Term Investments — 99.8% (Cost — $8,381,785,239)		8,311,547,203

	Shares

Short-Term Securities — 9.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.58%(i)(j)(k)	794,588,139	794,667,598
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.38%(i)(k)	100,000	100,000

Total Short-Term Securities — 9.5% (Cost — $794,721,461)		794,767,598

Total Investments Before TBA Sale Commitments — 109.3% (Cost — $9,176,506,700)		9,106,314,801

Security	Par (000)		Value

TBA Sale Commitments — (1.1%)

Mortgage-Backed Securities(g) — (1.1%)
Fannie Mae Mortgage-Backed Securities:
2.50%, 01/17/34 - 01/14/49	USD	4,650	$(4,536,240)
3.00%, 01/17/34 - 01/14/49		28,775	(28,273,556)
3.50%, 01/17/34 - 01/14/49		15,775	(15,781,672)
4.00%, 01/14/49		100	(101,938)
4.50%, 01/14/49		1,368	(1,416,548)
Freddie Mac Mortgage-Backed Securities:
2.50%, 01/17/34		3,700	(3,611,402)
3.50%, 01/14/49		19,000	(18,989,066)
Ginnie Mae Mortgage-Backed Securities:
4.50%, 01/23/49		10,279	(10,636,155)
5.00%, 01/23/49		8,778	(9,135,635)

Total TBA Sale Commitments — (1.1)% (Proceeds — $92,346,366)			(92,482,212)

Total Investments, Net of TBA Sale Commitments — 108.2% (Cost — $9,084,160,334)			9,013,832,589

Liabilities in Excess of Other Assets — (8.2)%			(686,193,494)

Net Assets — 100.0%			$8,327,639,095

(a)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(e)	Security, or a portion of the security, is on loan.
(f)	Variable rate security. Rate shown is the rate in effect as of period end.
(g)	Represents or includes a TBA transaction.
(h)	When-issued security.
(i)	Annualized 7-day yield as of period end.
(j)	All or a portion of security was purchased with the cash collateral from loaned securities.

(k)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Master Portfolio were as follows:

Affiliate Persons and/or Related Parties	Par/ Shares/ Held at 12/31/17	Par/ Shares/ Purchased		Par/ Shares/ Sold	Par/ Shares/ Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	777,559,504	17,028,635	(b)	—	794,588,139	$794,667,598	$15,269,981	(c)	$(134,773)	$41,967
BlackRock Cash Funds: Treasury, SL Agency Shares	100,000	—		—	100,000	100,000	1,783		—	—
PNC Bank NA, 2.20%, 1/28/19(d)(e)	500,000	—		(500,000)	—	N/A	947		(1,123)	1,311
PNC Bank NA, 2.25%, 7/02/19(d)(e)	350,000	—		(350,000)	—	N/A	4,638		(1,828)	734
PNC Bank NA, 1.45%, 7/29/19(d)(e)	500,000	—		(500,000)	—	N/A	4,269		(6,324)	7,283
PNC Bank NA, 2.30%, 6/01/20(e)	500,000	—		—	500,000	N/A	11,532		—	(2,042)
PNC Bank NA, 2.45%, 11/05/20(e)	1,250,000	—		—	1,250,000	N/A	6,142		—	15,138
PNC Bank NA, 2.15%, 4/29/21(e)	500,000	—		—	500,000	N/A	10,780		—	10,317
PNC Bank NA, 2.45%, 7/28/22(e)	750,000	—		—	750,000	N/A	18,426		—	11,606
PNC Bank NA, 2.95%, 1/30/23(e)	250,000	—		—	250,000	N/A	7,395		—	(5,218)

SCHEDULE OF INVESTMENTS	53

Schedule of Investments (continued) December 31, 2018	U.S. Total Bond Index Master Portfolio

Affiliate Persons and/or Related Parties	Par/ Shares/ Held at 12/31/17	Par/ Shares/ Purchased	Par/ Shares/ Sold	Par/ Shares/ Held at 12/31/18	Value at 12/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
PNC Bank NA, 2.95%, 2/23/25(e)	250,000	—	—	250,000	N/A	$7,395	$—	$(960)
PNC Bank NA, 4.05%, 7/26/28(e)	—	500,000	—	500,000	N/A	8,381	—	—
PNC Financial Services Group, Inc., 3.30%, 3/08/22(e)	75,000	—	—	75,000	N/A	2,482	—	(1,375)

					$794,767,598	$15,354,151	$(144,048)	$78,761

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	No longer held by the Master Portfolio as of period end.
(e)	As of period end, the entity is no longer an affiliate of the Master Portfolio.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Master Portfolio’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$39,630,094	$—	$39,630,094
Corporate Bonds	—	2,149,335,177	—	2,149,335,177
Foreign Agency Obligations	—	274,139,838	—	274,139,838
Municipal Bonds	—	50,848,766	—	50,848,766
Non-Agency Mortgage-Backed Securities	—	93,588,773	—	93,588,773
Preferred Securities	—	3,190,406	—	3,190,406
U.S. Government Sponsored Agency Securities	—	2,595,399,796	—	2,595,399,796
U.S. Treasury Obligations	—	3,105,414,353	—	3,105,414,353
Short-Term Securities	794,767,598	—	—	794,767,598

	$794,767,598	$8,311,547,203	$—	$9,106,314,801

Liabilities:
Investments:
TBA Sale Commitments	$—	$(92,482,212)	$—	$(92,482,212)

	$794,767,598	$8,219,064,991	$—	$9,013,832,589

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements

54	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2018

U.S. Total Bond Index Master Portfolio

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $720,530) (cost — $ 8,381,785,239)	$8,311,547,203
Investments at value — affiliated (cost — $ 794,721,461)	794,767,598
Receivables:
Investments sold	128,955,774
TBA sale commitments	92,346,366
Interest — unaffiliated	49,181,646
Dividends — unaffiliated	1,720,233
Securities lending income — affiliated	2,952
Principal paydowns	2,234

Total assets	9,378,524,006

LIABILITIES
TBA sale commitments at value (proceeds — $92,346,366)	92,482,212
Cash collateral on securities loaned at value	735,000
Bank overdraft	16,116
Cash received as collateral for TBA commitments	3,159,000
Payables:
Investments purchased	719,674,858
Withdrawals to investors	234,535,681
Investment advisory fees	230,863
Other accrued expenses	25,974
Trustees’ fees	25,207

Total liabilities	1,050,884,911

NET ASSETS	$8,327,639,095

NET ASSETS CONSIST OF
Investors’ capital	$8,397,966,840
Net unrealized appreciation (depreciation)	(70,327,745)

NET ASSETS	$8,327,639,095

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statement of Operations

Year Ended December 31, 2018

U.S. Total Bond Index Master Portfolio

INVESTMENT INCOME
Interest — unaffiliated	$157,514,013
Dividends — affiliated	15,249,409
Interest — affiliated	82,387
Securities lending income — affiliated — net	22,355
Foreign taxes withheld	(73)

Total investment income	172,868,091

EXPENSES
Investment advisory	2,480,118
Trustees	106,003
Professional	33,692

Total expenses	2,619,813
Less fees waived and/or reimbursed by the Manager	(657,551)

Total expenses after fees waived and/or reimbursed	1,962,262

Net investment income	170,905,829

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(35,089,189)
Investments — affiliated	(144,048)

(35,233,237)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(74,242,114)
Investments — affiliated	78,761

(74,163,353)

Net realized and unrealized loss	(109,396,590)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$61,509,239

See notes to financial statements.

56	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	U.S. Total Bond Index Master Portfolio
	Year Ended December 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$170,905,829	$90,108,604
Net realized gain (loss)	(35,233,237)	5,450,473
Net change in unrealized appreciation (depreciation)	(74,163,353)	34,742,453

Net increase in net assets resulting from operations	61,509,239	130,301,530

CAPITAL TRANSACTIONS
Proceeds from contributions	6,455,698,739	2,403,680,066
Value of withdrawals	(3,237,334,937)	(504,452,966)

Net increase in net assets derived from capital transactions	3,218,363,802	1,899,227,100

NET ASSETS
Total increase in net assets	3,279,873,041	2,029,528,630
Beginning of year	5,047,766,054	3,018,237,424

End of year	$8,327,639,095	$5,047,766,054

See notes to financial statements.

FINANCIAL STATEMENTS	57

Financial Highlights

	U.S. Total Bond Index Master Portfolio

	Year Ended December 31,
	2018	2017	2016	2015	2014

Total Return
Total return	(0.07)%	3.40%	2.55%	0.40%	5.98%

Ratios to Average Net Assets
Total expenses(a)	0.04%	0.04%	0.04%	0.06%	0.09%

Total expenses after fees waived and/or reimbursed(a)	0.03%	0.03%	0.03%	0.04%	0.07%

Net investment income(a)	2.74%	2.22%	2.02%	1.93%	1.76%

Supplemental Data
Net assets, end of year (000)	$8,327,639	$5,047,766	$3,018,237	$1,588,374	$1,192,493

Portfolio turnover rate(b)(c)	274%	345%	278%	356%	476%

(a)	Excludes expenses incurred indirectly as a result of investments in underlying funds:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	0.02%	0.02%

(b)	Portfolio turnover rates include TBA transactions, if any.
(c)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	162%	193%	164%	300%	244%

58	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements	U.S. Total Bond Index Master Portfolio

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. U.S. Total Bond Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., dollar rolls and to-be-announced (“TBA”) sale commitments) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Master Portfolio.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Master Portfolio.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements (continued)	U.S. Total Bond Index Master Portfolio

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	TBA commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Master Portfolio may subsequently have to reinvest the proceeds at lower interest rates. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

60	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)	U.S. Total Bond Index Master Portfolio

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Master Portfolio’s initial investment in the IOs may not fully recoup.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Master Portfolio may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Master Portfolio mitigate their counterparty risk, TBA commitments may be entered into by the Master Portfolio under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Master Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Typically, the Master Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to the Master Portfolio are not fully collateralized, contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Master Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Master Portfolio is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Master Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as corporate bonds in the Master Portfolio Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements (continued)	U.S. Total Bond Index Master Portfolio

the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of year end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Barclays Bank Plc	$720,530	$(720,530)	$—

(a)

Cash collateral with a value of $735,000 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.04% of the average daily value of the Master Portfolio’s net assets.

Administration: MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio. BAL is entitled to receive for these administrative services an annual fee based on the average daily net assets of the Master Portfolio.

BAL is not entitled to compensation for providing administrative services to the the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

Expense Waivers and Reimbursements: The fees and expenses of the MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BAL has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the administration fees paid by the Master Portfolio in an amount equal to the independent expenses through April 30, 2019. For the year ended December 31, 2018, the amount waived and/or reimbursed was $139,695.

With respect to the Master Portfolio, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2020. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2018, the amount waived was $517,856

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the year ended December 31, 2018, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Master Portfolio retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income

62	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)	U.S. Total Bond Index Master Portfolio

earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2018, the Master Portfolio paid BTC $4,913 in total for securities lending agent services and collateral investment fees.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio’s is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2018, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Master Portfolio are trustees and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2018, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$1,300,736	$—	$—

6.	PURCHASES AND SALES

For the year ended December 31, 2018, purchases and sales of investments, including paydowns, TBA transactions, mortgage dollar rolls and excluding short-term securities and in-kind contributions, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$18,208,407,084	$16,542,725,122
U.S. Government Securities.	1,120,977,162	528,991,644

For the year ended December 31, 2018, purchases and sales related to mortgage dollar rolls were $7,003,487,817 and $ 7,011,316,422 respectively.

7.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2018, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$9,179,493,019

Gross unrealized appreciation	$55,857,195
Gross unrealized depreciation	(128,317,920)

Net unrealized appreciation	$(72,460,725)

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements (continued)	U.S. Total Bond Index Master Portfolio

8.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2018, the Master Portfolio did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Master Portfolio’s ability to buy or sell bonds. As a result, the Master Portfolio may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Master Portfolio needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Master Portfolio prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

The Master Portfolio may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Master Portfolio to reinvest in lower yielding securities. The Master Portfolio may also be exposed to reinvestment risk, which is the risk that income from the Master Portfolio’s portfolio will decline if the Master Portfolio invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Master Portfolio portfolio’s current earnings rate.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

Concentration Risk: The Master Portfolio invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Master Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

64	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm	U.S. Total Bond Index Master Portfolio

To the Board of Trustees of

Master Investment Portfolio and the Investors of U.S. Total Bond Index Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of U.S. Total Bond Index Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	65

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Rodney D. Johnson 1941	Chair of the Board (d) and Trustee (Since 2009)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	24 RICs consisting of 138 Portfolios	None
Mark Stalnecker 1951	Chair Elect of the Board (Since 2018) (d) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	24 RICs consisting of 138 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (PCRI) since 2017.	24 RICs consisting of 138 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	24 RICs consisting of 138 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	24 RICs consisting of 138 Portfolios	None
Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	24 RICs consisting of 138 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	24 RICs consisting of 138 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee (Since 2009)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	24 RICs consisting of 138 Portfolios	None

66	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	24 RICs consisting of 138 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	24 RICs consisting of 138 Portfolios	None
Frederick W. Winter 1945	Trustee (Since 2009)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	24 RICs consisting of 138 Portfolios	None

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Member of the Board of Managers of BlackRock Investments, LLC since 2011; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	127 RICs consisting of 304 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 304 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has approved extending the mandatory retirement age for Rodney D. Johnson until December 31, 2018.

(c) In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, certain Independent Trustees were elected to the Board. As a result, although the chart shows certain Independent Trustees as joining the Board in 2009, those Independent Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(d) Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

TRUSTEE AND OFFICER INFORMATION	67

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2009)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock , Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about the Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

At a special meeting of shareholders held on November 21, 2018, the Fund’s shareholders and the Master Portfolio’s interestholders elected Trustees who took office on January 1, 2019. The newly elected Trustees include ten former Trustees and five individuals who served as directors/trustees of the funds in the BlackRock Equity-Bond Complex. Information regarding the individuals who began serving as Trustees effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust/MIP

400 Howard Street

San Francisco, CA 94105

68	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Proxy Results

BlackRock Funds III

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of the Trust. The newly elected Trustees will take office effective January 1, 2019.

Shareholders approved the Trustees* of BlackRock Funds III with voting results as follows:

	Votes For	Votes Withheld
Bruce R. Bond	74,530,043,622	332,513,579
Susan J. Carter	74,632,807,465	229,749,735
Collette Chilton	74,606,070,125	256,487,076
Neil A. Cotty	74,519,888,492	342,668,709
Robert Fairbairn	74,487,805,275	374,751,925
Lena G. Goldberg	74,560,684,153	301,873,047
Robert M. Hernandez	74,552,443,194	310,114,006
Henry R. Keizer	74,581,539,095	281,018,105
Cynthia A. Montgomery	74,593,918,281	268,638,919
Donald C. Opatrny	74,537,022,996	325,534,205
John M. Perlowski	74,513,534,069	349,023,132
Joseph P. Platt	74,562,906,468	299,650,732
Mark Stalnecker	74,563,261,799	299,295,401
Kenneth L. Urish	74,524,944,737	337,612,464
Claire A. Walton	74,595,571,180	266,986,021

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as trustees for other BlackRock-advised equity, multi-asset, index and money market funds.

Master Investment Portfolio

A Special Meeting of Interestholders was held on November 21, 2018 for interestholders of record on September 24, 2018, to elect a Board of Trustees of MIP. The newly elected Trustees will take office effective January 1, 2019.

Shareholders approved the Trustees * of Master Investment Portfolio with voting results as follows:

	Votes For	Votes Withheld	Votes Abstained
Bruce R. Bond	114,235,868,542	568,012,891	641,786,714
Susan J. Carter	114,644,969,512	314,986,585	485,712,049
Collette Chilton	114,535,742,702	412,456,983	497,468,461
Neil A. Cotty	114,294,090,740	648,797,018	502,780,388
Robert Fairbairn	114,073,048,324	869,686,392	502,933,430
Lena G. Goldberg	114,462,170,860	487,956,046	495,541,240
Robert M. Hernandez	114,478,389,572	461,883,856	505,394,718
Henry R. Keizer	114,350,013,418	592,432,169	503,222,560
Cynthia A. Montgomery	114,570,515,635	380,167,878	494,984,633
Donald C. Opatrny	114,233,094,017	712,297,050	500,277,079
John M. Perlowski	114,154,454,706	787,250,166	503,963,275
Joseph P. Platt	114,347,337,899	591,983,810	506,346,437
Mark Stalnecker	114,353,522,475	588,157,237	503,988,435
Kenneth L. Urish	114,294,097,454	648,416,164	503,154,528
Claire A. Walton	114,578,394,936	379,651,521	487,621,690

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as trustees for other BlackRock-advised equity, multi-asset, index and money market funds.

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

ADDITIONAL INFORMATION	69

Additional Information  (continued)

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

70	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGM	Assured Guaranty Municipal Corp.

ARB	Airport Revenue Bonds

EDA	Economic Development Authority

GO	General Obligation Bonds

LIBOR	London Interbank Offered Rate

NPFGC	National Public Finance Guarantee Corp.

RB	Revenue Bonds

S&P	S&P Global Ratings

GLOSSARY OF TERMS USED IN THIS REPORT	71

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

USTB-12/18-AR

Portfolio Information as of December 31, 2018	Active Stock Master Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Apple, Inc.	1%
Microsoft Corp.	1
Amazon.com, Inc.	1
Tencent Holdings Ltd.	1
Alphabet, Inc.,	1
Samsung Electronics Co. Ltd.	1
Alibaba Group Holding Ltd. — ADR	1
Taiwan Semicoductor Manufacturing Co. Ltd.	1
Berkshire Hathaway, Inc.	1
Bank of America Corp.	1

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	15%
Information Technology	15
Health Care	12
Consumer Discretionary	10
Industrials	8
Communication Services	7
Consumer Staples	5
Energy	5
Materials	4
Real Estate	4
Utilities	2
Short-Term Securities	13

For Active Stock Master Portfolio (the “Master Portfolio”) compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

PORTFOLIO INFORMATION / DERIVATIVE FINANCIAL INSTRUMENTS	1

Schedule of Investments December 31, 2018	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 87.0%

Aerospace & Defense — 1.1%
Aerojet Rocketdyne Holdings, Inc.(a)(b)	2,518	$88,709
Axon Enterprise, Inc.(a)(b)	2,972	130,025
Boeing Co.	3,996	1,288,710
Curtiss-Wright Corp.	5,356	546,955
Engility Holdings, Inc.(a)	960	27,322
Esterline Technologies Corp.(a)	315	38,257
General Dynamics Corp.	2,285	359,225
Harris Corp.	596	80,251
HEICO Corp.	143	11,080
HEICO Corp., Class A	279	17,577
Hexcel Corp.	321	18,406
Huntington Ingalls Industries, Inc.	488	92,871
L3 Technologies, Inc.	65	11,288
Lockheed Martin Corp.	1,320	345,629
Moog, Inc., Class A	405	31,379
Northrop Grumman Corp.	532	130,287
Raytheon Co.	8,258	1,266,364
Spirit AeroSystems Holdings, Inc., Class A	1,545	111,379
Teledyne Technologies, Inc.(a)	130	26,919
TransDigm Group, Inc.(a)	172	58,490
United Technologies Corp.	1,500	159,720
Vectrus, Inc.(a)	1,058	22,832

		4,863,675

Air Freight & Logistics — 0.3%
C.H. Robinson Worldwide, Inc.	704	59,199
Echo Global Logistics, Inc.(a)	4,734	96,242
Expeditors International of Washington, Inc.	5,284	359,788
FedEx Corp.	346	55,820
Hub Group, Inc., Class A(a)	7,422	275,134
Park-Ohio Holdings Corp.	2,688	82,495
Radiant Logistics, Inc.(a)	11,100	47,175
Sinotrans Ltd., Class H	366,000	158,787
United Parcel Service, Inc., Class B	2,212	215,736
XPO Logistics, Inc.(a)	397	22,645

		1,373,021

Airlines — 0.4%
Alaska Air Group, Inc.	442	26,896
American Airlines Group, Inc.	4,260	136,788
Copa Holdings SA, Class A(b)	142	11,177
Delta Air Lines, Inc.(b)	6,360	317,364
Hawaiian Holdings, Inc.	1,111	29,341
JetBlue Airways Corp.(a)	1,149	18,453
SkyWest, Inc.	317	14,097
Southwest Airlines Co.	11,737	545,536
Spirit Airlines, Inc.(a)(b)	4,437	256,991
United Continental Holdings, Inc.(a)	3,211	268,857

		1,625,500

Auto Components — 0.3%
Adient PLC(b)	344	5,181
Bharat Forge Ltd.	43,025	313,273
BorgWarner, Inc.	2,434	84,557
Dana, Inc.	26,632	362,994
Fox Factory Holding Corp.(a)	1,816	106,908
Garrett Motion, Inc.(a)	277	3,418
Gentex Corp.	990	20,008
Hyundai Mobis Co. Ltd.	374	63,810
Tenneco, Inc., Class A	4,433	121,420
Tianneng Power International Ltd.	128,000	106,732
Tower International, Inc.	11,519	274,152
Visteon Corp.(a)(b)	108	6,510

		1,468,963

Security	Shares	Value

Automobiles — 0.3%
Astra International Tbk PT	599,400	$343,391
BAIC Motor Corp. Ltd., Class H(c)	74,500	39,411
Ford Motor Co.	2,708	20,716
Ford Otomotiv Sanayi AS	19,900	187,731
General Motors Co.	3,744	125,237
Hyundai Motor Co.	798	84,716
Kia Motors Corp.(a)	19,891	599,552
Thor Industries, Inc.	184	9,568
UMW Holdings Bhd	48,400	64,120

		1,474,442

Banks — 7.2%
Agricultural Bank of China Ltd., Class H	192,000	84,095
Associated Banc-Corp	621	12,290
Banco Bradesco SA — ADR(b)	30,042	297,115
Banco del Bajio SA(c)	8,700	16,987
Banco do Brasil SA	5,300	63,574
Bancolombia SA — ADR(b)	109	4,153
BancorpSouth Bank	6,017	157,284
Bank Central Asia Tbk PT	50,800	91,869
Bank of America Corp.	117,849	2,903,799
Bank of China Ltd., Class H	1,480,000	638,032
Bank of Commerce Holdings	6,061	66,429
Bank of Communications Co. Ltd., Class A	178,195	150,331
Bank of Hawaii Corp.(b)	153	10,300
Bank of Shanghai Co. Ltd., Class A	23,200	37,849
Bank OZK(b)	446	10,182
Bank Polska Kasa Opieki SA	16,393	477,925
Bank Rakyat Indonesia Persero Tbk PT	1,066,800	271,776
BankUnited, Inc.	382	11,437
Banner Corp.	9,644	515,761
BB&T Corp.	13,797	597,686
BOK Financial Corp.	120	8,800
Boston Private Financial Holdings, Inc.	16,232	171,572
Cadence BanCorp(b)	43,389	728,067
Capital City Bank Group, Inc.	4,138	96,043
Capitec Bank Holdings Ltd.	578	44,791
Cathay General Bancorp(b)	25,634	859,508
CenterState Bank Corp.	15,848	333,442
Central Pacific Financial Corp.	27,127	660,542
China Construction Bank Corp., Class H	1,630,000	1,334,730
China Development Financial Holding Corp.	403,000	127,617
China Everbright Bank Co. Ltd., Class A	632,100	340,835
China Merchants Bank Co. Ltd., Class H	35,000	127,813
CIT Group, Inc.	1,900	72,713
Citigroup, Inc.	17,363	903,918
Citizens Financial Group, Inc.	19,101	567,873
Comerica, Inc.	679	46,641
Commerce Bancshares, Inc.	366	20,631
ConnectOne Bancorp, Inc.	3,917	72,347
CTBC Financial Holding Co. Ltd.	472,000	310,450
Cullen/Frost Bankers, Inc.(b)	1,330	116,960
Dubai Islamic Bank PJSC	32,718	44,539
East West Bancorp, Inc.	2,328	101,338
Farmers National Banc Corp.	2,429	30,946
FCB Financial Holdings, Inc., Class A(a)	6,958	233,650
Fifth Third Bancorp	3,652	85,932
First Abu Dhabi Bank PJSC	28,156	108,079
First Citizens BancShares, Inc., Class A	29	10,934
First Commonwealth Financial Corp.	5,374	64,918
First Financial Northwest, Inc.	23,188	358,718
First Hawaiian, Inc.	392	8,824
First Horizon National Corp.	5,447	71,683
First Republic Bank	5,307	461,178
FNB Corp.	1,186	11,670

2	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Grupo Financiero Banorte SAB de CV, Series O	25,200	$122,821
Guaranty Bancorp	1,357	28,158
Hana Financial Group, Inc.	1,800	58,541
Home BancShares, Inc.	25,340	414,056
Independent Bank Corp.	21,414	450,122
Industrial & Commercial Bank of China Ltd., Class H	550,000	391,193
Industrial Bank Co. Ltd., Class A	59,697	130,051
International Bancshares Corp.	312	10,733
Itau Unibanco Holding SA, Preference Shares — ADR	78,705	719,364
JPMorgan Chase & Co.	23,480	2,292,118
KB Financial Group, Inc.(a)	33,740	1,407,525
KeyCorp	2,705	39,980
M&T Bank Corp.	540	77,290
MBT Financial Corp.	279	2,595
Mercantile Bank Corp.	7,431	210,000
Nedbank Group Ltd.	13,941	265,889
OFG Bancorp	2,458	40,459
Orrstown Financial Services, Inc.	540	9,833
OTP Bank Nyrt	32,194	1,301,059
PacWest Bancorp	451	15,009
Pinnacle Financial Partners, Inc.	276	12,724
Popular, Inc.	370	17,471
Powszechna Kasa Oszczednosci Bank Polski SA	60,433	638,387
Prosperity Bancshares, Inc.(b)	245	15,264
Regions Financial Corp.	6,967	93,219
Republic Bancorp, Inc., Class A	8,184	316,885
Shinhan Financial Group Co. Ltd.(a)	22,936	813,221
Siam Commercial Bank PCL — NVDR	18,300	75,118
Sierra Bancorp	7,204	173,112
Standard Bank Group Ltd.	68,264	848,147
Sterling Bancorp(b)	819	13,522
SunTrust Banks, Inc.	2,430	122,569
SVB Financial Group(a)	177	33,616
Synovus Financial Corp.	426	13,628
TCF Financial Corp.	606	11,811
Texas Capital Bancshares, Inc.(a)(b)	182	9,298
Thanachart Capital PCL — NVDR	82,000	125,385
TriState Capital Holdings, Inc.(a)	51,534	1,002,852
Turkiye Garanti Bankasi AS	81,555	122,241
Turkiye Is Bankasi AS, Class C	267,640	228,415
U.S. Bancorp	6,044	276,211
Umpqua Holdings Corp.	805	12,800
United Community Banks, Inc.	36,472	782,689
Univest Corp. of Pennsylvania	5,530	119,282
Webster Financial Corp.(b)	336	16,561
Wells Fargo & Co.	30,205	1,391,846
West BanCorp., Inc.	868	16,570
Western Alliance Bancorp(a)	361	14,256
Wintrust Financial Corp.	12,334	820,088
Zions Bancorporation	481	19,596

		31,100,156

Beverages — 1.1%
Ambev SA	302,800	1,201,590
Boston Beer Co., Inc., Class A(a)	408	98,263
Brown-Forman Corp., Class A(b)	189	8,962
Coca-Cola Co.	6,404	303,229
Coca-Cola European Partners PLC(a)	9,929	455,245
Constellation Brands, Inc., Class A	1,758	282,721
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	50	693
Keurig Dr Pepper, Inc.	659	16,897
Molson Coors Brewing Co., Class B	1,585	89,014
Monster Beverage Corp.(a)	7,645	376,287
National Beverage Corp.	278	19,952
PepsiCo, Inc.	11,009	1,216,274

Security	Shares	Value

Beverages (continued)
Tsingtao Brewery Co. Ltd.	7,800	$39,732
United Breweries Ltd.	23,422	461,496

		4,570,355

Biotechnology — 3.2%
AbbVie, Inc.	16,591	1,529,524
ACADIA Pharmaceuticals, Inc.(a)	3,380	54,655
Acorda Therapeutics, Inc.(a)(b)	6,693	104,277
Adamas Pharmaceuticals, Inc.(a)(b)	4,288	36,620
Aduro Biotech, Inc.(a)	15,103	39,872
Agenus, Inc.(a)(b)	23,511	55,956
Agios Pharmaceuticals, Inc.(a)	186	8,576
Aimmune Therapeutics, Inc.(a)	2,922	69,894
Akebia Therapeutics, Inc.(a)	16,001	88,486
Alder Biopharmaceuticals, Inc.(a)(b)	6,719	68,870
Alexion Pharmaceuticals, Inc.(a)	635	61,824
Alkermes PLC(a)	558	16,467
Alnylam Pharmaceuticals, Inc.(a)	94	6,854
AMAG Pharmaceuticals, Inc.(a)	5,733	87,084
Amgen, Inc.	7,314	1,423,816
Amicus Therapeutics, Inc.(a)	7,042	67,462
AnaptysBio, Inc.(a)	680	43,377
Apellis Pharmaceuticals, Inc.(a)	2,319	30,588
Applied Genetic Technologies Corp.(a)	6,458	16,080
AquaBounty Technologies, Inc.(a)	3	6
Aravive, Inc.(a)	5,507	19,385
Arcus Biosciences, Inc.(a)	5,594	60,247
Ardelyx, Inc.(a)	21,787	38,999
Array BioPharma, Inc.(a)(b)	5,132	73,131
Arrowhead Pharmaceuticals, Inc.(a)	4,834	60,038
Atara Biotherapeutics, Inc.(a)	1,124	39,048
Athersys, Inc.(a)(b)	64,866	93,407
Biocon Ltd.	44,047	397,021
Biogen, Inc.(a)	1,579	475,153
Biohaven Pharmaceutical Holding Co. Ltd.(a)	247	9,134
Biospecifics Technologies Corp.(a)	1,348	81,689
Bluebird Bio, Inc.(a)	199	19,741
Calithera Biosciences, Inc.(a)(b)	18,780	75,308
Celgene Corp.(a)	14,321	917,833
ChemoCentryx, Inc.(a)	10,301	112,384
Chimerix, Inc.(a)	20,558	52,834
Cidara Therapeutics, Inc.(a)	8,780	20,633
Clovis Oncology, Inc.(a)	4,224	75,863
Coherus Biosciences, Inc.(a)	5,877	53,187
Conatus Pharmaceuticals, Inc.(a)(b)	23,035	39,851
Corvus Pharmaceuticals, Inc.(a)	13,209	48,477
Deciphera Pharmaceuticals, Inc.(a)(b)	2,282	47,899
Denali Therapeutics, Inc.(a)(b)	1,731	35,762
Editas Medicine, Inc.(a)	1,404	31,941
Eiger Biopharmaceuticals, Inc.(a)(b)	2,457	24,963
Enanta Pharmaceuticals, Inc.(a)(b)	599	42,427
Epizyme, Inc.(a)	1,507	9,283
Exact Sciences Corp.(a)	1,493	94,208
Exelixis, Inc.(a)	6,219	122,328
Fate Therapeutics, Inc.(a)	3,055	39,196
FibroGen, Inc.(a)	1,296	59,979
Forty Seven, Inc.(a)(b)	1,180	18,550
Genomic Health, Inc.(a)	5,036	324,369
Gilead Sciences, Inc.	24,389	1,525,532
Global Blood Therapeutics, Inc.(a)(b)	3,089	126,803
Green Cross Corp.	1,156	141,000
Halozyme Therapeutics, Inc.(a)(b)	17,072	249,763
Heron Therapeutics, Inc.(a)(b)	5,917	153,487
Immune Design Corp.(a)(b)	5,680	7,384
ImmunoGen, Inc.(a)	6,324	30,355

SCHEDULE OF INVESTMENTS	3

Schedule of Investments (continued) December 31, 2018	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Incyte Corp.(a)	1,055	$67,087
Innoviva, Inc.(a)	16,609	289,827
Intellia Therapeutics, Inc.(a)	3,823	52,184
Intercept Pharmaceuticals, Inc.(a)(b)	1,013	102,100
Intrexon Corp.(a)(b)	2,136	13,969
Invitae Corp.(a)	21,574	238,608
Ionis Pharmaceuticals, Inc.(a)(b)	459	24,814
Ironwood Pharmaceuticals, Inc.(a)	16,212	167,956
Ligand Pharmaceuticals, Inc.(a)	2,380	322,966
Loxo Oncology, Inc.(a)	2,243	314,177
MacroGenics, Inc.(a)	8,466	107,518
Miragen Therapeutics, Inc.(a)(b)	5,800	17,574
Myriad Genetics, Inc.(a)	1,913	55,611
Natera, Inc.(a)	7,142	99,702
Neurocrine Biosciences, Inc.(a)	328	23,422
Osiris Therapeutics, Inc.(a)(b)	2,423	32,711
PharmaEngine, Inc.	26,000	96,142
Portola Pharmaceuticals, Inc.(a)	4,109	80,208
Puma Biotechnology, Inc.(a)(b)	1,343	27,330
Ra Pharmaceuticals, Inc.(a)	1,031	18,764
Regeneron Pharmaceuticals, Inc.(a)	435	162,473
REGENXBIO, Inc.(a)	516	21,646
Retrophin, Inc.(a)	4,114	93,100
Rhythm Pharmaceuticals, Inc.(a)	422	11,343
Rigel Pharmaceuticals, Inc.(a)	4,559	10,486
Sage Therapeutics, Inc.(a)(b)	167	15,997
Sangamo Therapeutics, Inc.(a)(b)	11,307	129,804
Sarepta Therapeutics, Inc.(a)	244	26,628
Seres Therapeutics, Inc.(a)	16,060	72,591
Sorrento Therapeutics, Inc.(a)(b)	5,270	12,648
Spark Therapeutics, Inc.(a)	3,539	138,516
Spectrum Pharmaceuticals, Inc.(a)(b)	11,842	103,618
Stemline Therapeutics, Inc.(a)	3,747	35,597
Surface Oncology, Inc.(a)(b)	2,597	11,011
Syndax Pharmaceuticals, Inc.(a)	6,880	30,616
TESARO, Inc.(a)	142	10,544
Tocagen, Inc.(a)(b)	5,149	42,273
Ultragenyx Pharmaceutical, Inc.(a)(b)	2,890	125,657
United Therapeutics Corp.(a)	579	63,053
UNITY Biotechnology, Inc.(a)	1,643	26,715
Unum Therapeutics, Inc.(a)	4,795	21,098
Vanda Pharmaceuticals, Inc.(a)	5,173	135,170
Vertex Pharmaceuticals, Inc.(a)	2,667	441,949
Xencor, Inc.(a)(b)	7,730	279,517

		13,833,600

Building Products — 0.4%
Allegion PLC	4,064	323,941
Armstrong Flooring, Inc.(a)	3,765	44,578
Armstrong World Industries, Inc.	165	9,605
Continental Building Products, Inc.(a)	8,308	211,439
Masco Corp.	295	8,626
NCI Building Systems, Inc.(a)	2,051	14,870
PGT Innovations, Inc.(a)	9,747	154,490
Resideo Technologies, Inc.(a)	457	9,391
Trex Co., Inc.(a)(b)	6,076	360,671
Universal Forest Products, Inc.	17,746	460,686
USG Corp.	300	12,798

		1,611,095

Capital Markets — 1.5%
Affiliated Managers Group, Inc.	62	6,041
Ameriprise Financial, Inc.	1,556	162,400
B3 SA — Brasil Bolsa Balcao	8,300	57,414
Bank of New York Mellon Corp.	1,980	93,199

Security	Shares	Value

Capital Markets (continued)
BGC Partners, Inc., Class A	993	$5,134
Charles Schwab Corp.	28,843	1,197,850
China Everbright Ltd.	76,000	134,709
CME Group, Inc.	4,180	786,342
E*Trade Financial Corp.	1,702	74,684
Evercore, Inc., Class A	1,608	115,068
Focus Financial Partners, Inc., Class A(a)	828	21,801
Goldman Sachs Group, Inc.	1,202	200,794
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,299	24,746
Intercontinental Exchange, Inc.	944	71,111
Invesco Ltd.	612	10,245
Korea Investment Holdings Co. Ltd.(a)	1,258	67,281
Lazard Ltd., Class A	427	15,761
Legg Mason, Inc.	311	7,934
LPL Financial Holdings, Inc.	321	19,607
Marcus & Millichap, Inc.(a)	20,940	718,870
Meritz Securities Co. Ltd.	9,343	35,847
Moelis & Co., Class A(b)	5,646	194,109
Moody’s Corp.	407	56,996
Morgan Stanley	34,811	1,380,256
MSCI, Inc.	623	91,849
NH Investment & Securities Co. Ltd.(a)	3,353	39,300
Northern Trust Corp.	466	38,953
Raymond James Financial, Inc.	433	32,220
S&P Global, Inc.	4,036	685,878
SEI Investments Co.	767	35,435
State Street Corp.	199	12,551
T. Rowe Price Group, Inc.	558	51,515
TD Ameritrade Holding Corp.	2,397	117,357
Virtu Financial, Inc., Class A	150	3,864

		6,567,121

Chemicals — 1.8%
Air Products & Chemicals, Inc.	6,581	1,053,289
Albemarle Corp.(b)	2,839	218,802
Ashland Global Holdings, Inc.	229	16,250
Axalta Coating Systems Ltd.(a)	3,003	70,330
Balchem Corp.	2,076	162,655
Cabot Corp.	223	9,576
Celanese Corp., Series A(b)	2,904	261,273
CF Industries Holdings, Inc.	4,220	183,612
DowDuPont, Inc.	14,595	780,541
Eastman Chemical Co.	5,174	378,271
Ecolab, Inc.(b)	3,050	449,417
FMC Corp.	1,730	127,951
Formosa Chemicals & Fibre Corp.	24,000	82,105
Hanwha Corp.	1,660	46,629
Huntsman Corp.	802	15,470
Innophos Holdings, Inc.	2,181	53,500
Innospec, Inc.(b)	9,552	589,931
International Flavors & Fragrances, Inc.	488	65,524
Intrepid Potash, Inc.(a)	26,178	68,063
Koppers Holdings, Inc.(a)	2,324	39,601
Landec Corp.(a)	1,665	19,714
Linde PLC	4,662	727,458
LyondellBasell Industries NV, Class A	1,657	137,796
Mosaic Co.	4,299	125,574
NewMarket Corp.	29	11,951
Olin Corp.	613	12,327
Platform Specialty Products Corp.(a)(b)	815	8,419
PPG Industries, Inc.	2,543	259,971
PTT Global Chemical PCL — NVDR	183,200	401,409
RPM International, Inc.	483	28,391
Scotts Miracle-Gro Co., Class A(b)	148	9,096
Sherwin-Williams Co.	1,190	468,217

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
Sinopec Shanghai Petrochemical Co. Ltd., Class A	217,548	$158,421
Sinopec Shanghai Petrochemical Co. Ltd., Class H	676,000	295,912
Tata Chemicals Ltd.	6,089	61,608
Trinseo SA	1,542	70,593
Valvoline, Inc.	701	13,564
Versum Materials, Inc.	399	11,060
Westlake Chemical Corp.	1,028	68,023
WR Grace & Co.	244	15,838

		7,578,132

Commercial Services & Supplies — 0.5%
ADT, Inc.	400	2,404
ARC Document Solutions, Inc.(a)	33,967	69,632
BrightView Holdings, Inc.(a)(b)	4,673	47,711
Cintas Corp.	1,647	276,680
Clean Harbors, Inc.(a)	2,098	103,536
Copart, Inc.(a)(b)	2,742	131,013
Deluxe Corp.	7,818	300,524
Ennis, Inc.	6,213	119,600
Essendant, Inc.	2,108	26,519
KAR Auction Services, Inc.	495	23,621
McGrath RentCorp	6,572	338,327
Mobile Mini, Inc.	1,479	46,958
Quad/Graphics, Inc.	1,631	20,094
Republic Services, Inc.	587	42,317
Rollins, Inc.(b)	1,004	36,244
Steelcase, Inc., Class A	9,065	134,434
Stericycle, Inc.(a)	304	11,154
Tetra Tech, Inc.	6,622	342,821
Waste Connections, Inc.	820	60,885
Waste Management, Inc.	1,330	118,357

		2,252,831

Communications Equipment — 0.8%
Accton Technology Corp.	17,000	54,504
Aerohive Networks, Inc.(a)	7,537	24,571
Arcadyan Technology Corp.	21,000	51,148
ARRIS International PLC(a)	624	19,076
Calix, Inc.(a)	29,473	287,362
Ciena Corp.(a)(b)	18,410	624,283
Cisco Systems, Inc.	20,337	881,202
Comtech Telecommunications Corp.	711	17,306
EchoStar Corp., Class A(a)	175	6,426
Finisar Corp.(a)	6,163	133,121
Infinera Corp.(a)	73,857	294,689
Lumentum Holdings, Inc.(a)	2,547	106,999
Motorola Solutions, Inc.	3,486	401,029
Palo Alto Networks, Inc.(a)	439	82,686
Plantronics, Inc.	6,072	200,983
Ribbon Communications, Inc.(a)	11,556	55,700
Tessco Technologies, Inc.	1,488	17,856
Ubiquiti Networks, Inc.(b)	71	7,058
ViaSat, Inc.(a)(b)	1,706	100,569
Wistron NeWeb Corp.	4,000	10,409

		3,376,977

Construction & Engineering — 0.9%
AECOM(a)	587	15,556
Arcosa, Inc.(a)	180	4,984
China Communications Construction Co. Ltd., Class H	323,000	304,535
China Railway Construction Corp. Ltd., Class H	91,000	126,396
China Railway Group Ltd., Class H	645,000	587,710
Comfort Systems USA, Inc.	20,153	880,283
Construction Partners, Inc., Class A(a)	2,142	18,914
EMCOR Group, Inc.	2,809	167,669
GS Engineering & Construction Corp.(a)	1,474	57,810

Security	Shares	Value

Construction & Engineering (continued)
HDC Holdings Co. Ltd.	4,062	$62,769
KEC International Ltd.	39,125	168,689
Larsen & Toubro Ltd.	23,649	486,656
MasTec, Inc.(a)	14,686	595,664
Metallurgical Corp. of China Ltd., Class H	444,000	106,591
Quanta Services, Inc.	549	16,525
Tekfen Holding AS	40,343	157,577

		3,758,328

Construction Materials — 0.2%
Anhui Conch Cement Co. Ltd., Class A	17,600	75,301
Anhui Conch Cement Co. Ltd., Class H	55,500	268,385
Asia Cement Corp.	226,000	249,945
Cemex SAB de CV — ADR(a)	26,523	127,841
Cemex SAB de CV CPO(a)	329,510	159,123
Eagle Materials, Inc.	170	10,375
Martin Marietta Materials, Inc.	130	22,343
Summit Materials, Inc., Class A(a)(b)	2,329	28,880

		942,193

Consumer Finance — 0.6%
Ally Financial, Inc.	4,262	96,577
American Express Co.	7,777	741,304
Capital One Financial Corp.	4,138	312,791
Credit Acceptance Corp.(a)	42	16,034
Discover Financial Services(b)	2,588	152,640
Enova International, Inc.(a)	12,581	244,826
Green Dot Corp., Class A(a)	4,452	354,023
I3 Verticals, Inc., Class A(a)	4,456	107,390
Navient Corp.(b)	960	8,458
OneMain Holdings, Inc.(a)	280	6,801
Regional Management Corp.(a)	8,172	196,537
Santander Consumer USA Holdings, Inc.	424	7,458
SLM Corp.(a)	1,598	13,279
Synchrony Financial	4,525	106,156

		2,364,274

Containers & Packaging — 0.3%
AptarGroup, Inc.	229	21,542
Ardagh Group SA	68	753
Bemis Co., Inc.	333	15,285
Berry Global Group, Inc.(a)	484	23,005
Graphic Packaging Holding Co.	1,136	12,087
International Paper Co.	7,604	306,898
Owens-Illinois, Inc.(a)	585	10,085
Packaging Corp. of America	4,305	359,295
Sealed Air Corp.	1,443	50,274
Silgan Holdings, Inc.	284	6,708
Sonoco Products Co.	361	19,180
Westrock Co.(b)	7,064	266,737

		1,091,849

Distributors — 0.1%
Core-Mark Holding Co., Inc.	8,774	203,996
Imperial Holdings Ltd.	14,856	70,254
Pool Corp.	145	21,554

		295,804

Diversified Consumer Services — 0.2%
2U, Inc.(a)	201	9,994
Bridgepoint Education, Inc.(a)	3,347	23,462
Bright Horizons Family Solutions, Inc.(a)(b)	210	23,405
Chegg, Inc.(a)(b)	5,209	148,040
Estacio Participacoes SA	17,800	109,122
frontdoor, Inc.(a)	249	6,626
Graham Holdings Co., Class B	16	10,249
Grand Canyon Education, Inc.(a)	174	16,728

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (continued) December 31, 2018	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Consumer Services (continued)
H&R Block, Inc.	8,192	$207,831
Service Corp. International	639	25,726
ServiceMaster Global Holdings, Inc.(a)	499	18,333
Strategic Education, Inc.(b)	2,832	321,205

		920,721

Diversified Financial Services — 1.3%
AXA Equitable Holdings, Inc.	727	12,090
Ayala Corp.	17,025	291,069
Berkshire Hathaway, Inc., Class B(a)	14,282	2,916,099
Chailease Holding Co. Ltd.	133,460	420,954
FactSet Research Systems, Inc.	138	27,618
FGL Holdings(a)(b)	45,757	304,742
Fubon Financial Holding Co. Ltd.	625,000	958,935
Haci Omer Sabanci Holding AS	220,199	312,442
Interactive Brokers Group, Inc., Class A	271	14,810
MarketAxess Holdings, Inc.	135	28,527
Morningstar, Inc.	67	7,359
Voya Financial, Inc.	2,642	106,050

		5,400,695

Diversified Telecommunication Services — 0.7%
8x8, Inc.(a)	1,917	34,583
AT&T, Inc.	13,336	380,609
Bandwidth, Inc., Class A(a)	1,214	49,471
China Communications Services Corp. Ltd., Class H	312,000	258,689
Cogent Communications Holdings, Inc.	13,129	593,562
Consolidated Communications Holdings, Inc.(b)	9,715	95,984
Hellenic Telecommunications Organization SA	5,953	64,953
KT Corp. — ADR(a)	2,384	33,900
Ooma, Inc.(a)(b)	16,038	222,607
Tata Communications Ltd.	5,353	40,195
True Corp. PCL — NVDR	485,600	77,657
Turk Telekomunikasyon AS(a)	28,930	21,292
Verizon Communications, Inc.	16,123	906,435

		2,779,937

Electric Utilities — 1.2%
American Electric Power Co., Inc.	1,856	138,717
Avangrid, Inc.	206	10,319
CEZ AS	14,485	345,296
Duke Energy Corp.	2,154	185,890
Edison International	892	50,639
Energa SA(a)	11	26
Entergy Corp.	967	83,230
Evergy, Inc.	2,089	118,592
Eversource Energy	335	21,788
Exelon Corp.	4,815	217,156
FirstEnergy Corp.	1,135	42,619
Hawaiian Electric Industries, Inc.	398	14,575
IDACORP, Inc.(b)	13,063	1,215,643
Inter RAO UES PJSC	4,828,752	268,030
NextEra Energy, Inc.	1,137	197,633
OGE Energy Corp.	10,625	416,394
PG&E Corp.(a)	2,013	47,809
Pinnacle West Capital Corp.	9,532	812,126
PNM Resources, Inc.	488	20,052
Portland General Electric Co.	13,929	638,645
PPL Corp.	1,138	32,240
Southern Co.(b)	2,688	118,057
Xcel Energy, Inc.	1,477	72,772

		5,068,248

Electrical Equipment — 0.5%
AMETEK, Inc.	2,781	188,274
Atkore International Group, Inc.(a)	7,073	140,328

Security	Shares	Value

Electrical Equipment (continued)
CG Power and Industrial Solutions Ltd.(a)	88,477	$56,745
Encore Wire Corp.	5,576	279,804
Generac Holdings, Inc.(a)	12,608	626,618
GrafTech International Ltd.	216	2,471
Hubbell, Inc.	201	19,967
LS Corp.	1,004	44,246
LSI Industries, Inc.	31,794	100,787
nVent Electric PLC	591	13,274
Regal-Beloit Corp.	159	11,138
Rockwell Automation, Inc.	4,432	666,927

		2,150,579

Electronic Equipment, Instruments & Components — 1.3%
Amphenol Corp., Class A	1,749	141,704
Anixter International, Inc.(a)(b)	6,125	332,649
Arrow Electronics, Inc.(a)	168	11,584
AU Optronics Corp.	197,000	78,278
Avnet, Inc.(b)	430	15,523
Belden, Inc.(b)	1,922	80,282
CDW Corp.	8,885	720,129
Coherent, Inc.(a)	89	9,408
Control4 Corp.(a)	2,144	37,734
Delta Electronics, Inc.	61,000	256,738
Dolby Laboratories, Inc., Class A	229	14,161
Fabrinet(a)	559	28,682
Fitbit, Inc., Series A(a)(b)	53,075	263,783
FLIR Systems, Inc.	824	35,877
Insight Enterprises, Inc.(a)	3,520	143,440
Jabil, Inc.	605	14,998
Largan Precision Co. Ltd.	2,000	208,690
Littelfuse, Inc.	89	15,262
National Instruments Corp.	9,756	442,727
Novanta, Inc.(a)	304	19,152
OSI Systems, Inc.(a)(b)	6,592	483,194
PC Connection, Inc.	6,770	201,272
PCM, Inc.(a)	2,673	47,071
Samsung Electro-Mechanics Co. Ltd.(a)	3,175	295,979
ScanSource, Inc.(a)	19,886	683,681
SYNNEX Corp.(b)	2,437	197,007
Tech Data Corp.(a)	1,865	152,576
TPK Holding Co. Ltd.	8,000	12,645
Trimble, Inc.(a)(b)	1,013	33,338
Tripod Technology Corp.	19,000	49,543
Unimicron Technology Corp.	60,000	43,556
Universal Display Corp.	156	14,597
Vishay Intertechnology, Inc.	4,037	72,706
WPG Holdings Ltd.	213,640	256,346
Zebra Technologies Corp., Class A(a)	410	65,284
Zhen Ding Technology Holding Ltd.	39,000	101,446

		5,581,042

Energy Equipment & Services — 0.4%
Apergy Corp.(a)(b)	285	7,718
Archrock, Inc.	29,970	224,475
Cactus, Inc., Class A(a)	8,192	224,543
Diamond Offshore Drilling, Inc.(a)(b)	7,661	72,320
Halliburton Co.	19,731	524,450
Helmerich & Payne, Inc.	675	32,360
Liberty Oilfield Services, Inc., Class A(b)	2,365	30,627
Matrix Service Co.(a)	533	9,562
Nabors Industries Ltd.(b)	16,422	32,844
Noble Corp. PLC(a)	11,264	29,512
Patterson-UTI Energy, Inc.(b)	803	8,311
ProPetro Holding Corp.(a)(b)	17,314	213,308
RPC, Inc.(b)	209	2,063

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Energy Equipment & Services (continued)
Schlumberger Ltd.	2,668	$96,261
Superior Energy Services, Inc.(a)	38,658	129,504
TechnipFMC PLC	318	6,226
Transocean Ltd.(a)(b)	6,512	45,193
Unit Corp.(a)(b)	819	11,695
Weatherford International PLC(a)	3,697	2,067

		1,703,039

Entertainment — 0.2%
Electronic Arts, Inc.(a)	2,853	225,130
Netflix, Inc.(a)	2,766	740,348
Pandora Media, Inc.(a)	7,539	60,990

		1,026,468

Equity Real Estate Investment Trusts (REITs) — 2.9%
American Campus Communities, Inc.(b)	501	20,736
American Homes 4 Rent, Class A	950	18,858
American Tower Corp.	857	135,569
Apartment Investment & Management Co., Class A	574	25,187
Apple Hospitality REIT, Inc.	796	11,351
Arbor Realty Trust, Inc.(b)	44,077	443,855
Ashford Hospitality Trust, Inc.	7,017	28,068
AvalonBay Communities, Inc.	768	133,670
Boston Properties, Inc.(b)	804	90,490
Brandywine Realty Trust	645	8,301
Brixmor Property Group, Inc.	1,108	16,277
Brookfield Property REIT, Inc., Class A	5,320	85,652
Camden Property Trust	469	41,296
Chimera Investment Corp.(b)	684	12,189
Colony Capital, Inc.	1,789	8,373
Columbia Property Trust, Inc.	434	8,398
CoreSite Realty Corp.	134	11,689
Corporate Office Properties Trust	379	7,970
Crown Castle International Corp.	1,593	173,048
CubeSmart	681	19,538
CyrusOne, Inc.(b)	380	20,094
DiamondRock Hospitality Co.	14,620	132,750
Douglas Emmett, Inc.	590	20,137
Duke Realty Corp.	2,646	68,531
Easterly Government Properties, Inc.	1,225	19,208
EastGroup Properties, Inc.(b)	12,277	1,126,169
Empire State Realty Trust, Inc., Class A	503	7,158
EPR Properties	271	17,352
Equity Commonwealth	432	12,964
Equity LifeStyle Properties, Inc.	1,264	122,772
Equity Residential	2,709	178,821
Essex Property Trust, Inc.	187	45,854
Extra Space Storage, Inc.	328	29,678
Federal Realty Investment Trust	187	22,074
First Industrial Realty Trust, Inc.	15,119	436,334
Four Corners Property Trust, Inc.	40,012	1,048,315
Franklin Street Properties Corp.	5,656	35,237
Gaming and Leisure Properties, Inc.	741	23,942
Gladstone Land Corp.	995	11,423
HCP, Inc.	3,598	100,492
Healthcare Trust of America, Inc., Class A	758	19,185
Hersha Hospitality Trust(b)	8,845	155,141
Highwoods Properties, Inc.	374	14,470
Hospitality Properties Trust	598	14,280
Host Hotels & Resorts, Inc.(b)	29,314	488,664
Hudson Pacific Properties, Inc.	566	16,448
Invesco Mortgage Capital, Inc.	6,032	87,343
JBG SMITH Properties	384	13,367
Kilroy Realty Corp.	356	22,385
Kimco Realty Corp.	2,957	43,320

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Lamar Advertising Co., Class A	306	$21,169
Liberty Property Trust	1,542	64,579
Life Storage, Inc.	169	15,715
Macerich Co.	718	31,075
Medical Properties Trust, Inc.	1,333	21,435
MFA Financial, Inc.	1,641	10,962
National Retail Properties, Inc.	185	8,974
National Storage Affiliates Trust	17,725	469,004
New Residential Investment Corp.(b)	1,332	18,928
Omega Healthcare Investors, Inc.(b)	720	25,308
Outfront Media, Inc.	2,315	41,948
Paramount Group, Inc.	761	9,558
Park Hotels & Resorts, Inc.(b)	21,742	564,857
Preferred Apartment Communities, Inc., Class A(b)	6,182	86,919
Prologis, Inc.(b)	21,581	1,267,236
Public Storage	1,234	249,774
QTS Realty Trust, Inc., Class A(b)	3,868	143,309
Rayonier, Inc.	474	13,125
Realty Income Corp.(b)	9,826	619,431
Retail Properties of America, Inc., Class A	805	8,734
Retail Value, Inc.	57	1,459
Rexford Industrial Realty, Inc.	2,984	87,939
Ryman Hospitality Properties, Inc.	6,046	403,208
SBA Communications Corp.(a)	857	138,740
Senior Housing Properties Trust	864	10,126
Simon Property Group, Inc.(b)	6,979	1,172,402
SITE Centers Corp.	560	6,199
SL Green Realty Corp.	792	62,631
Spirit Realty Capital, Inc.	317	11,174
STAG Industrial, Inc.	20,707	515,190
Starwood Property Trust, Inc.	956	18,843
STORE Capital Corp.	680	19,251
Summit Hotel Properties, Inc.(b)	36,780	357,869
Sun Communities, Inc.	306	31,123
Taubman Centers, Inc.	218	9,917
UDR, Inc.	1,560	61,807
Uniti Group, Inc.(a)(b)	606	9,436
Ventas, Inc.	1,131	66,265
VEREIT, Inc.	5,167	36,944
VICI Properties, Inc.	1,473	27,663
Vornado Realty Trust	1,265	78,468
Weingarten Realty Investors	439	10,892
Weyerhaeuser Co.	1,500	32,790

		12,516,799

Food & Staples Retailing — 1.0%
Bid Corp. Ltd.	1,862	34,253
BIM Birlesik Magazalar AS	3,594	59,076
BJ’s Wholesale Club Holdings, Inc.(a)(b)	5,108	113,193
Casey’s General Stores, Inc.	134	17,171
Costco Wholesale Corp.	4,190	853,545
CP ALL PCL — NVDR	69,600	146,969
E-MART Inc.	361	58,955
Ingles Markets, Inc., Class A	3,546	96,522
Magnit PJSC — GDR	3,282	41,769
Massmart Holdings Ltd.	39,752	286,021
Performance Food Group Co.(a)	2,280	73,576
Pick n Pay Stores Ltd.	6,144	28,940
Spar Group Ltd.	30,551	440,138
Sprouts Farmers Market, Inc.(a)	460	10,815
U.S. Foods Holding Corp.(a)	792	25,059
Wal-Mart de Mexico SAB de CV	618,378	1,572,397
Walmart, Inc.	2,412	224,678

		4,083,077

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) December 31, 2018	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products — 1.4%
Archer-Daniels-Midland Co.(b)	20,616	$844,637
BRF SA(a)	15,700	88,835
Bunge Ltd.	1,812	96,833
Cal-Maine Foods, Inc.(b)	723	30,583
Calavo Growers, Inc.(b)	4,090	298,406
Campbell Soup Co.	1,279	42,194
China Mengniu Dairy Co. Ltd.(a)	87,000	270,702
Conagra Brands, Inc.	3,974	84,885
Dean Foods Co.(b)	10,039	38,249
Easy Bio, Inc.	11,577	62,948
Flowers Foods, Inc.(b)	659	12,172
Freshpet, Inc.(a)	341	10,967
General Mills, Inc.	3,864	150,464
Hain Celestial Group, Inc.(a)(b)	350	5,551
Hershey Co.	10,187	1,091,843
Hormel Foods Corp.(b)	1,209	51,600
Ingredion, Inc.	424	38,754
J.M. Smucker Co.	613	57,309
JBS SA	78,162	233,735
John B Sanfilippo & Son, Inc.(b)	4,236	235,776
Kraft Heinz Co.	1,271	54,704
Lamb Weston Holdings, Inc.(b)	1,707	125,567
Mondelez International, Inc., Class A	2,636	105,519
Nestle India Ltd.	2,090	331,617
Pilgrim’s Pride Corp.(a)	196	3,040
Post Holdings, Inc.(a)(b)	241	21,480
Simply Good Foods Co.(a)	8,808	166,471
Tata Global Beverages Ltd.	18,201	57,141
Tingyi Cayman Islands Holding Corp.(b)	130,000	174,110
TreeHouse Foods, Inc.(a)(b)	200	10,142
Tyson Foods, Inc., Class A	2,383	127,252
Uni-President China Holdings Ltd.	41,000	35,504
Uni-President Enterprises Corp.	549,000	1,245,493

		6,204,483

Gas Utilities — 0.5%
Atmos Energy Corp.	5,092	472,130
Chesapeake Utilities Corp.	5,381	437,475
GAIL India Ltd.	51,132	263,832
Mahanagar Gas Ltd.	3,202	41,437
National Fuel Gas Co.	299	15,303
New Jersey Resources Corp.	1,045	47,725
Perusahaan Gas Negara Persero Tbk PT	307,200	45,389
Petronas Gas Bhd	27,400	127,300
Southwest Gas Holdings, Inc.(b)	6,283	480,650
UGI Corp.	983	52,443

		1,983,684

Health Care Equipment & Supplies — 1.8%
Abbott Laboratories	6,306	456,113
ABIOMED, Inc.(a)	44	14,302
Accuray, Inc.(a)	4,571	15,587
Align Technology, Inc.(a)	197	41,258
Boston Scientific Corp.(a)	550	19,437
Cantel Medical Corp.	1,610	119,864
Cardiovascular Systems, Inc.(a)	3,284	93,561
CONMED Corp.	9,548	612,982
Danaher Corp.	9,954	1,026,456
DexCom, Inc.(a)	212	25,398
Edwards Lifesciences Corp.(a)	123	18,840
Globus Medical, Inc., Class A(a)	13,894	601,332
Hill-Rom Holdings, Inc.	243	21,518
ICU Medical, Inc.(a)	58	13,318
IDEXX Laboratories, Inc.(a)(b)	444	82,593
Inogen, Inc.(a)	1,750	217,297

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Insulet Corp.(a)(b)	215	$17,054
Integra LifeSciences Holdings Corp.(a)	260	11,726
Intuitive Surgical, Inc.(a)	603	288,789
iRadimed Corp.(a)(b)	2,060	50,388
iRhythm Technologies, Inc.(a)(b)	2,828	196,489
Masimo Corp.(a)	6,310	677,505
Medtronic PLC	8,233	748,874
Merit Medical Systems, Inc.(a)(b)	6,148	343,120
Neogen Corp.(a)	354	20,178
Nevro Corp.(a)	1,620	63,002
Novocure Ltd.(a)	2,114	70,777
NuVasive, Inc.(a)(b)	1,083	53,673
NxStage Medical, Inc.(a)	1,299	37,177
SeaSpine Holdings Corp.(a)	2,609	47,588
STERIS PLC	1,593	170,212
Stryker Corp.	6,484	1,016,367
Supermax Corp. BHD	44,100	37,118
Tandem Diabetes Care, Inc.(a)(b)	1,169	44,387
Veracyte, Inc.(a)	16,282	204,828
West Pharmaceutical Services, Inc.	269	26,370

		7,505,478

Health Care Providers & Services — 3.0%
Acadia Healthcare Co., Inc.(a)(b)	318	8,176
AmerisourceBergen Corp.(b)	5,976	444,614
AMN Healthcare Services, Inc.(a)(b)	1,965	111,337
Anthem, Inc.	957	251,337
Bangkok Chain Hospital PCL — NVDR	650,400	333,798
Bangkok Dusit Medical Services PCL — NVDR	724,200	551,185
BioTelemetry, Inc.(a)	1,840	109,885
Cardinal Health, Inc.	9,658	430,747
Centene Corp.(a)	746	86,014
Chemed Corp.	3,284	930,291
Cigna Corp.(a)	3,962	752,463
CVS Health Corp.	11,455	750,532
DaVita, Inc.(a)	2,468	127,003
Encompass Health Corp.	360	22,212
Ensign Group, Inc.	7,192	278,978
HCA Healthcare, Inc.	3,256	405,209
HealthEquity, Inc.(a)(b)	3,456	206,150
Henry Schein, Inc.(a)	809	63,523
Humana, Inc.	3,529	1,010,988
IHH Healthcare Bhd	36,000	46,869
Integer Holdings Corp.(a)	4,037	307,862
Laboratory Corp. of America Holdings(a)	989	124,970
McKesson Corp.	4,787	528,820
MEDNAX, Inc.(a)(b)	336	11,088
Molina Healthcare, Inc.(a)	226	26,266
National Research Corp., Class A	3,692	140,813
Penumbra, Inc.(a)(b)	974	119,023
PetIQ, Inc.(a)	2,828	66,373
Premier, Inc., Class A(a)	192	7,171
Qualicorp Consultoria e Corretora de Seguros SA	482	1,603
Quest Diagnostics, Inc.	2,496	207,842
Select Medical Holdings Corp.(a)	4,839	74,279
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	34,958	86,753
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	21,900	44,468
Sinopharm Group Co. Ltd., Class H	74,800	314,927
Surgery Partners, Inc.(a)	5,381	52,680
Tenet Healthcare Corp.(a)	1,780	30,509
U.S. Physical Therapy, Inc.(b)	5,064	518,300
UnitedHealth Group, Inc.	10,966	2,731,850
Universal Health Services, Inc., Class B	1,262	147,099
WellCare Health Plans, Inc.(a)	854	201,621

		12,665,628

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Technology — 0.3%
athenahealth, Inc.(a)	310	$40,898
Castlight Health, Inc., Class B(a)	35,501	77,037
Cerner Corp.(a)(b)	1,598	83,799
Evolent Health, Inc., Class A(a)(b)	1,386	27,651
Medidata Solutions, Inc.(a)(b)	5,018	338,313
Omnicell, Inc.(a)(b)	5,770	353,355
Teladoc Health, Inc.(a)	1,028	50,958
Veeva Systems, Inc., Class A(a)	2,925	261,261
Vocera Communications, Inc.(a)	996	39,193

		1,272,465

Hotels, Restaurants & Leisure — 2.2%
Alsea SAB de CV	9,724	25,310
Biglari Holdings, Inc., Class B(a)	253	28,736
BJ’s Restaurants, Inc.	4,052	204,910
Bloomin’ Brands, Inc.	14,732	263,555
Boyd Gaming Corp.(b)	20,610	428,276
Brinker International, Inc.(b)	1,260	55,415
Caesars Entertainment Corp.(a)(b)	2,182	14,816
Carnival Corp.	2,653	130,793
Carrols Restaurant Group, Inc.(a)	1,917	18,863
Cheesecake Factory, Inc.(b)	8,428	366,702
Chipotle Mexican Grill, Inc.(a)	380	164,080
Choice Hotels International, Inc.(b)	128	9,162
Cracker Barrel Old Country Store, Inc.	430	68,740
Darden Restaurants, Inc.	3,411	340,622
Domino’s Pizza, Inc.(b)	2,717	673,789
Dunkin’ Brands Group, Inc.(b)	1,895	121,507
Eldorado Resorts, Inc.(a)(b)	1,403	50,803
Extended Stay America, Inc.(b)	10,683	165,586
Genting Bhd	307,000	452,912
Genting Malaysia Bhd	84,400	61,627
Hilton Grand Vacations, Inc.(a)	355	9,368
Hilton Worldwide Holdings, Inc.	3,239	232,560
Hotel Shilla Co. Ltd.(a)	3,782	259,415
Hyatt Hotels Corp., Class A	156	10,546
Indian Hotels Co. Ltd.	30,778	65,084
International Game Technology PLC(b)	362	5,296
International Speedway Corp., Class A	1,279	56,097
J Alexander’s Holdings, Inc.(a)	18,690	153,819
Jubilant Foodworks Ltd.	4,913	88,028
Las Vegas Sands Corp.	958	49,864
Marcus Corp.	3,006	118,737
Marriott International, Inc., Class A	503	54,606
Marriott Vacations Worldwide Corp.	3,216	226,760
McDonald’s Corp.	8,897	1,579,840
Norwegian Cruise Line Holdings Ltd.(a)	3,779	160,192
Penn National Gaming, Inc.(a)	2,114	39,807
Planet Fitness, Inc., Class A(a)(b)	9,173	491,856
Ruth’s Hospitality Group, Inc.	3,615	82,169
SeaWorld Entertainment, Inc.(a)	8,520	188,207
Six Flags Entertainment Corp.	263	14,631
Speedway Motorsports, Inc.	3,816	62,086
Starbucks Corp.	9,580	616,952
Texas Roadhouse, Inc.	11,218	669,715
Wendy’s Co.(b)	691	10,787
Wingstop, Inc.	1,001	64,254
Wyndham Destinations, Inc.	360	12,902
Wyndham Hotels & Resorts, Inc.	360	16,333
Yum China Holdings, Inc.	5,903	197,928
Yum! Brands, Inc.(b)	4,310	396,175

		9,580,218

Household Durables — 0.9%
D.R. Horton, Inc.	2,687	93,131

Security	Shares	Value

Household Durables (continued)
Garmin Ltd.	6,173	$390,874
Haier Electronics Group Co. Ltd.(a)	177,000	435,340
Helen of Troy Ltd.(a)	2,510	329,262
Hooker Furniture Corp.	323	8,508
iRobot Corp.(a)	769	64,396
Lennar Corp., Class A	345	13,507
Lennar Corp., Class B(b)	58	1,817
LG Electronics, Inc.(a)	21,010	1,178,099
M/I Homes, Inc.(a)	11,401	239,649
MDC Holdings, Inc.	11,550	324,670
Meritage Homes Corp.(a)	6,458	237,138
Newell Brands, Inc.(b)	797	14,816
NVR, Inc.(a)	37	90,169
PulteGroup, Inc.	4,539	117,969
Roku, Inc.(a)	3,488	106,872
Tempur Sealy International, Inc.(a)	170	7,038
Toll Brothers, Inc.	517	17,025
Whirlpool Corp.	81	8,656
William Lyon Homes, Class A(a)(b)	11,932	127,553
ZAGG, Inc.(a)(b)	16,942	165,693

		3,972,182

Household Products — 0.9%
Central Garden & Pet Co.(a)(b)	718	24,735
Central Garden & Pet Co., Class A(a)	4,294	134,187
Church & Dwight Co., Inc.	10,988	722,571
Clorox Co.(b)	1,178	181,577
Colgate-Palmolive Co.	4,396	261,650
Energizer Holdings, Inc.	217	9,798
Hindustan Unilever Ltd.	29,563	770,308
Kimberly-Clark Corp.	3,558	405,399
LG Household & Health Care Ltd.	36	35,579
Procter & Gamble Co.(b)	15,313	1,407,571
Spectrum Brands Holdings, Inc.	149	6,295

		3,959,670

Independent Power and Renewable Electricity Producers — 0.2%
Atlantic Power Corp.(a)	19,462	42,232
Clearway Energy, Inc., Class A(b)	30,868	522,287
Clearway Energy, Inc., Class C	6,484	111,849
Glow Energy PCL — NVDR	10,600	28,984
NRG Energy, Inc.(b)	1,125	44,550

		749,902

Industrial Conglomerates — 0.3%
3M Co.	3,134	597,152
Beijing Enterprises Holdings Ltd.	26,500	140,515
BWX Technologies, Inc.	366	13,992
Carlisle Cos., Inc.	215	21,612
Far Eastern New Century Corp.	165,000	149,846
General Electric Co.	18,233	138,024
Honeywell International, Inc.	1,629	215,223
KOC Holding AS	33,320	89,180
Roper Technologies, Inc.	54	14,392
Seaboard Corp.	1	3,538

		1,383,474

Insurance — 3.1%
Alleghany Corp.	157	97,861
Allstate Corp.	11,080	915,540
American Financial Group, Inc.	5,521	499,816
American International Group, Inc.	6,676	263,101
American National Insurance Co.	27	3,435
Aon PLC	1,799	261,503
Arch Capital Group Ltd.(a)	4,820	128,790
Arthur J Gallagher & Co.	3,567	262,888

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) December 31, 2018	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Aspen Insurance Holdings Ltd.	217	$9,112
Assurant, Inc.	731	65,381
Assured Guaranty Ltd.	391	14,967
Athene Holding Ltd., Class A(a)	7,340	292,352
Axis Capital Holdings Ltd.(b)	302	15,595
Brighthouse Financial, Inc.(a)	441	13,442
Brown & Brown, Inc.	853	23,509
China Life Insurance Co. Ltd.	280,900	254,894
China Life Insurance Co. Ltd., Class A	11	33
China Life Insurance Co. Ltd., Class H	360,000	761,307
China Pacific Insurance Group Co. Ltd., Class H	115,400	372,911
China Taiping Insurance Holdings Co. Ltd.	121,200	333,225
Cincinnati Financial Corp.	831	64,336
CNA Financial Corp.	104	4,592
CNO Financial Group, Inc.	37,717	561,229
Employers Holdings, Inc.	11,806	495,498
Erie Indemnity Co., Class A	91	12,131
Everest Re Group Ltd.	617	134,358
Fidelity National Financial, Inc.	2,553	80,266
First American Financial Corp.(b)	6,698	298,999
Hanover Insurance Group, Inc.	156	18,216
Hartford Financial Services Group, Inc.	10,747	477,704
Horace Mann Educators Corp.	1,215	45,502
James River Group Holdings Ltd.	3,445	125,880
Kemper Corp.	249	16,529
Kinsale Capital Group, Inc.	7,456	414,255
Lincoln National Corp.	4,771	244,800
Loews Corp.	4,979	226,644
Markel Corp.(a)	86	89,272
Marsh & McLennan Cos., Inc.	5,502	438,784
Mercury General Corp.	101	5,223
MetLife, Inc.	8,975	368,514
Navigators Group, Inc.	1,089	75,675
New China Life Insurance Co. Ltd., Class H	16,600	65,868
Old Republic International Corp.(b)	1,041	21,413
Ping An Insurance Group Co. of China Ltd., Class H	155,500	1,371,823
Powszechny Zaklad Ubezpieczen SA	63,811	751,795
Principal Financial Group, Inc.	3,124	137,987
Progressive Corp.	9,269	559,199
Protective Insurance Corp., Class B	7,018	116,850
Prudential Financial, Inc.	2,458	200,450
Reinsurance Group of America, Inc.	234	32,814
RenaissanceRe Holdings Ltd.	683	91,317
Samsung Life Insurance Co. Ltd.	1,716	125,567
Sanlam Ltd.	6,435	35,645
Stewart Information Services Corp.	1,238	51,253
Torchmark Corp.	1,900	141,607
Travelers Cos., Inc.	2,716	325,241
Unum Group	13,043	383,203
W.R. Berkley Corp.	349	25,795
White Mountains Insurance Group Ltd.	12	10,292
Willis Towers Watson PLC	938	142,445

		13,378,633

Interactive Media & Services — 3.6%
Alphabet, Inc., Class A(a)	2,133	2,228,900
Alphabet, Inc., Class C(a)	2,440	2,526,888
Baidu, Inc. — ADR(a)	3,091	490,232
Care.com, Inc.(a)	10,456	201,905
Cargurus, Inc.(a)(b)	13,808	465,744
DHI Group, Inc.(a)	43,197	65,659
EverQuote, Inc., Class A(a)	4,200	17,556
Facebook, Inc., Class A(a)	19,930	2,612,624
IAC/InterActiveCorp(a)	215	39,354
Match Group, Inc.	190	8,126

Security	Shares	Value

Interactive Media & Services (continued)
NAVER Corp.	883	$96,773
QuinStreet, Inc.(a)(b)	11,252	182,620
SINA Corp.(a)	5,945	318,890
Sohu.com Ltd., ADR(a)	4,810	83,790
Tencent Holdings Ltd.	119,700	4,797,615
Twitter, Inc.(a)	2,232	64,148
Yandex NV, Class A(a)	24,151	660,530
Yelp, Inc.(a)(b)	20,601	720,829
Zillow Group, Inc., Class A(a)	204	6,412

		15,588,595

Internet & Direct Marketing Retail — 2.3%
Alibaba Group Holding Ltd. — ADR(a)	27,157	3,722,410
Amazon.com, Inc.(a)	3,355	5,039,109
Booking Holdings, Inc.(a)	199	342,762
eBay, Inc.(a)	2,048	57,487
Etsy, Inc.(a)	5,365	255,213
Groupon, Inc.(a)	10,967	35,094
GrubHub, Inc.(a)	1,383	106,228
JD.com, Inc. — ADR(a)	10,404	217,756
Nutrisystem, Inc.	404	17,727
Overstock.com, Inc.(a)(b)	1,136	15,427
PetMed Express, Inc.(b)	646	15,026
Quotient Technology, Inc.(a)	2,866	30,609
Stamps.com, Inc.(a)	517	80,466
TripAdvisor, Inc.(a)	923	49,787
Wayfair, Inc., Class A(a)	337	30,357

		10,015,458

IT Services — 2.7%
Accenture PLC, Class A	2,254	317,836
Amdocs Ltd.	525	30,754
Automatic Data Processing, Inc.	8,632	1,131,828
Black Knight, Inc.(a)	522	23,521
Booz Allen Hamilton Holding Corp.	9,893	445,877
Broadridge Financial Solutions, Inc.	2,444	235,235
Cardtronics PLC, Class A(a)(b)	589	15,314
Cognizant Technology Solutions Corp., Class A	1,941	123,215
Conduent, Inc.(a)	700	7,441
CoreLogic, Inc.(a)	299	9,993
CSG Systems International, Inc.	8,387	266,455
EPAM Systems, Inc.(a)(b)	187	21,694
Euronet Worldwide, Inc.(a)	181	18,531
Fidelity National Information Services, Inc.	5,549	569,050
First Data Corp., Class A(a)	4,528	76,568
Fiserv, Inc.(a)	3,306	242,958
FleetCor Technologies, Inc.(a)	327	60,730
Genpact Ltd.	541	14,602
GoDaddy, Inc., Class A(a)	3,761	246,797
HCL Technologies Ltd.	14,434	199,454
Infosys Ltd.	83,283	786,885
Infosys Ltd. — ADR(b)	26,057	248,063
International Business Machines Corp.	5,043	573,238
Jack Henry & Associates, Inc.	809	102,355
Leidos Holdings, Inc.	1,483	78,184
LiveRamp Holdings, Inc.(a)	2,058	79,501
ManTech International Corp., Class A	5,256	274,862
Mastercard, Inc., Class A	9,096	1,715,960
Mindtree Ltd.	5,444	67,384
Mphasis Ltd.	22,685	330,860
NIC, Inc.	12,148	151,607
Okta, Inc.(a)	2,296	146,485
Paychex, Inc.	3,649	237,732
PayPal Holdings, Inc.(a)	6,100	512,949
Perficient, Inc.(a)(b)	3,652	81,293

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Perspecta, Inc.	4,801	$82,673
Science Applications International Corp.	1,506	95,932
Square, Inc., Class A(a)	1,725	96,755
Switch, Inc., Class A(b)	131	917
Tata Consultancy Services Ltd.	30,439	825,349
Teradata Corp.(a)(b)	436	16,725
Total System Services, Inc.	302	24,550
Twilio, Inc., Class A(a)	263	23,486
VeriSign, Inc.(a)	184	27,285
Visa, Inc., Class A	5,800	765,252
Western Union Co.	9,543	162,804
WEX, Inc.(a)	152	21,289
Worldpay, Inc., Class A(a)	776	59,310

		11,647,538

Leisure Products — 0.1%
Brunswick Corp.	319	14,818
Callaway Golf Co.	3,937	60,236
Malibu Boats, Inc., Class A(a)	5,503	191,504
MasterCraft Boat Holdings, Inc.(a)	4,634	86,656

		353,214

Life Sciences Tools & Services — 0.5%
Agilent Technologies, Inc.	2,313	156,035
Bio-Rad Laboratories, Inc., Class A(a)	78	18,113
Bio-Techne Corp.	137	19,827
Bruker Corp.	369	10,985
Charles River Laboratories International, Inc.(a)	174	19,693
Enzo Biochem, Inc.(a)	19,880	55,266
Harvard Bioscience, Inc.(a)	11,236	35,730
Illumina, Inc.(a)(b)	743	222,848
IQVIA Holdings, Inc.(a)	402	46,700
Medpace Holdings, Inc.(a)	4,633	245,225
Mettler-Toledo International, Inc.(a)	258	145,920
NanoString Technologies, Inc.(a)	4,461	66,157
NeoGenomics, Inc.(a)	5,591	70,502
PerkinElmer, Inc.	404	31,734
PRA Health Sciences, Inc.(a)(b)	2,061	189,530
QIAGEN NV(a)	815	28,077
Syneos Health, Inc.(a)(b)	245	9,641
Thermo Fisher Scientific, Inc.	1,988	444,895
Waters Corp.(a)	808	152,429

		1,969,307

Machinery — 1.8%
AGCO Corp.	245	13,639
Alamo Group, Inc.	2,316	179,073
Allison Transmission Holdings, Inc.	421	18,486
Altra Industrial Motion Corp.	9,654	242,798
Caterpillar, Inc.(b)	158	20,077
Colfax Corp.(a)	315	6,583
Crane Co.	12,533	904,632
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)	62	1,905
Donaldson Co., Inc.	477	20,697
Doosan Infracore Co. Ltd.(a)	33,552	228,584
ESCO Technologies, Inc.	1,399	92,264
Gardner Denver Holdings, Inc.(a)(b)	464	9,489
Gates Industrial Corp. PLC(a)	163	2,158
Global Brass & Copper Holdings, Inc.	7,171	180,351
Graco, Inc.	608	25,445
Hurco Cos., Inc.	388	13,852
Illinois Tool Works, Inc.	5,675	718,966
Ingersoll-Rand PLC	7,052	643,354
Iochpe-Maxion SA	48,418	297,448
ITT, Inc.	321	15,495
Lincoln Electric Holdings, Inc.	231	18,214

Security	Shares	Value

Machinery (continued)
Lonking Holdings Ltd.	643,000	$166,133
Miller Industries, Inc.	2,269	61,263
Nordson Corp.	213	25,421
Omega Flex, Inc.(b)	837	45,257
Oshkosh Corp.	267	16,370
PACCAR, Inc.	11,363	649,282
Proto Labs, Inc.(a)	4,312	486,350
Rexnord Corp.(a)	17,787	408,212
Sany Heavy Industry Co. Ltd., Class A	76,850	93,488
Sinotruk Hong Kong Ltd.	37,500	56,535
Snap-on, Inc.	1,656	240,600
Terex Corp.	242	6,672
Timken Co.	252	9,405
Toro Co.	379	21,178
TriMas Corp.(a)	496	13,536
Trinity Industries, Inc.	535	11,016
United Tractors Tbk PT	91,300	173,813
Valmont Industries, Inc.	81	8,987
Wabash National Corp.	1,243	16,258
Watts Water Technologies, Inc., Class A	2,615	168,746
WEG SA	109,590	495,958
Weichai Power Co. Ltd., Class A	15	17
Weichai Power Co. Ltd., Class H(b)	618,000	707,522
Welbilt, Inc.(a)	478	5,311

		7,540,840

Marine — 0.0%
Kirby Corp.(a)	217	14,617
Pan Ocean Co. Ltd.(a)	8,371	33,423

		48,040

Media — 1.7%
AMC Networks, Inc., Class A(a)(b)	6,341	347,994
Cable One, Inc.	16	13,122
CBS Corp., Class B	6,790	296,859
Charter Communications, Inc., Class A(a)(b)	640	182,381
Cheil Worldwide, Inc.(a)	4,479	90,272
Cinemark Holdings, Inc.	394	14,105
Comcast Corp., Class A	33,585	1,143,569
Discovery, Inc., Class A(a)(b)	257	6,358
Discovery, Inc., Class C(a)(b)	1,589	36,674
Emerald Expositions Events, Inc.	3,866	47,706
Entravision Communications Corp., Class A	28,782	83,756
EW Scripps Co., Class A	6,676	105,014
GCI Liberty, Inc., Class A(a)	371	15,270
Gray Television, Inc.(a)(b)	15,242	224,667
Grupo Televisa SAB CPO	30,231	75,902
Interpublic Group of Cos., Inc.(b)	8,806	181,668
John Wiley & Sons, Inc., Class A	163	7,656
Liberty Broadband Corp., Class A(a)	94	6,750
Liberty Global PLC, Class C(a)	1,460	30,134
Liberty Latin America Ltd., Class A(a)	4,377	63,379
Liberty Latin America Ltd., Class C(a)	6,809	99,207
Liberty Media Corp. — Liberty SiriusXM, Class A(a)	6,408	235,814
Liberty Media Corp. — Liberty SiriusXM, Class C(a)	6,965	257,566
Liberty Media Corp. — Liberty Formula One, Class A(a)	91	2,705
Lions Gate Entertainment Corp., Class A	183	2,946
Lions Gate Entertainment Corp., Class B	361	5,372
Madison Square Garden Co., Class A(a)	68	18,204
McClatchy Co., Class A(a)	3,428	26,224
Megacable Holdings SAB de CV CPO	7,182	32,212
MSG Networks, Inc., Class A(a)	9,150	215,574
Naspers Ltd., Class N	6,965	1,394,508
New Media Investment Group, Inc.	11,602	134,235
News Corp., Class A	2,063	23,415

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) December 31, 2018	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
News Corp., Class B	445	$5,140
Nexstar Media Group, Inc., Class A(b)	635	49,936
Sinclair Broadcast Group, Inc., Class A	2,415	63,611
Sirius XM Holdings, Inc.(b)	15,491	88,454
Smiles Fidelidade SA	100	1,129
Townsquare Media, Inc., Class A	4,970	20,278
Tribune Media Co., Class A	679	30,813
Twenty-First Century Fox, Inc., Class A	5,020	241,562
Twenty-First Century Fox, Inc., Class B	4,248	202,969
Viacom, Inc., Class A	827	22,999
Viacom, Inc., Class B	12,459	320,196
Walt Disney Co.	4,806	526,978
World Wrestling Entertainment, Inc., Class A(b)	5,353	399,976

		7,395,259

Metals & Mining — 1.7%
Alcoa Corp.(a)	687	18,260
Anglo American Platinum Ltd.	14,316	533,739
Anglo American PLC	70,421	1,577,134
AngloGold Ashanti Ltd.	8,536	108,439
Carpenter Technology Corp.(b)	1,064	37,889
China Steel Corp.	83,000	65,542
Cleveland-Cliffs, Inc.(a)(b)	3,341	25,692
Coeur Mining, Inc.(a)(b)	18,529	82,825
Freeport-McMoRan, Inc.	1,683	17,352
Gold Fields Ltd.	26,031	90,158
Hindalco Industries Ltd.	317,493	1,027,540
Hochschild Mining PLC	84,278	167,981
Industrias Penoles SAB de CV	3	37
Jiangxi Copper Co. Ltd., Class H	223,000	262,078
Kaiser Aluminum Corp.	2,797	249,744
Kumba Iron Ore Ltd.	6,955	136,779
Magnitogorsk Iron & Steel Works PJSC	518,584	320,430
Materion Corp.	4,424	199,036
Newmont Mining Corp.	5,160	178,794
Nucor Corp.	3,648	189,003
Olympic Steel, Inc.(b)	8,634	123,207
POSCO	2,033	444,681
POSCO — ADR	4,136	227,232
Reliance Steel & Aluminum Co.	1,690	120,277
Royal Gold, Inc.	240	20,556
Ryerson Holding Corp.(a)	22,321	141,515
Schnitzer Steel Industries, Inc., Class A(b)	3,392	73,098
Severstal PAO — GDR	24,492	334,316
Severstal PJSC	6,568	88,804
Southern Copper Corp.(b)	303	9,323
Steel Dynamics, Inc.	6,124	183,965
SunCoke Energy, Inc.(a)	129	1,103
Tahoe Resources, Inc.(a)	16,428	59,962
United States Steel Corp.	648	11,820
Universal Stainless & Alloy Products, Inc.(a)	4,275	69,298
Zijin Mining Group Co. Ltd., Class H	566,000	214,496

		7,412,105

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Front Yard Residential Corp.	3,533	30,843
KKR Real Estate Finance Trust, Inc.	10,015	191,787
Two Harbors Investment Corp.	902	11,582

		234,212

Multi-Utilities — 0.3%
Ameren Corp.	766	49,966
Avista Corp.	3,467	147,278
Black Hills Corp.(b)	2,607	163,668
CenterPoint Energy, Inc.	1,097	30,968
CMS Energy Corp.	195	9,682

Security	Shares	Value

Multi-Utilities (continued)
Consolidated Edison, Inc.	7,432	$568,251
Dominion Energy, Inc.	1,014	72,460
DTE Energy Co.	347	38,274
MDU Resources Group, Inc.	713	16,998
Public Service Enterprise Group, Inc.	922	47,990
Vectren Corp.	306	22,026
WEC Energy Group, Inc.	77	5,333

		1,172,894

Multiline Retail — 0.4%
Burlington Stores, Inc.(a)	1,111	180,726
Dillard’s, Inc., Class A(b)	400	24,124
El Puerto de Liverpool SAB de CV, Series C1	10,600	68,055
Lojas Renner SA	15,845	173,341
Lotte Shopping Co. Ltd.	201	37,950
Matahari Department Store Tbk PT	92,800	36,119
Ollie’s Bargain Outlet Holdings, Inc.(a)	880	58,529
Target Corp.(b)	15,117	999,083
Woolworths Holdings Ltd.	17,149	65,678

		1,643,605

Oil & Gas Exploration & Production — 0.0%
Carrizo Oil & Gas, Inc.(a)	2,538	28,654

Oil, Gas & Consumable Fuels — 4.4%
Anadarko Petroleum Corp.	15,882	696,267
Apache Corp.	508	13,335
Approach Resources, Inc.(a)(b)	22,297	19,443
Arch Coal, Inc., Class A(b)	413	34,275
Ardmore Shipping Corp.(a)	7,640	35,679
Bukit Asam Tbk PT	911,300	273,005
Cabot Oil & Gas Corp.(b)	2,622	58,602
Centennial Resource Development, Inc., Class A(a)	672	7,405
Chesapeake Energy Corp.(a)(b)	3,303	6,936
Chevron Corp.	13,885	1,510,549
China Petroleum & Chemical Corp., ADR	2,595	183,207
China Petroleum & Chemical Corp., Class A	103,000	75,787
China Petroleum & Chemical Corp., Class H	1,922,000	1,370,020
Cimarex Energy Co.	311	19,173
CNOOC Ltd.	315,000	485,202
CNX Resources Corp.(a)(b)	770	8,793
Concho Resources, Inc.(a)	204	20,969
ConocoPhillips	16,738	1,043,614
CONSOL Energy, Inc.(a)	2,702	85,680
Continental Resources, Inc.(a)	2,039	81,947
CVR Energy, Inc.	3,642	125,576
Denbury Resources, Inc.(a)	12,316	21,060
Devon Energy Corp.	5,364	120,905
Eclipse Resources Corp.(a)	49,750	52,238
EOG Resources, Inc.	1,704	148,606
EQT Corp.(b)	973	18,380
Equitrans Midstream Corp.(a)	779	15,596
Evolution Petroleum Corp.	41,062	280,043
Extraction Oil & Gas, Inc.(a)(b)	410	1,759
Exxon Mobil Corp.	29,788	2,031,244
Gazprom PJSC — ADR	25,656	113,587
Golar LNG Ltd.(b)	1,299	28,266
Grupa Lotos SA	2,929	69,397
GS Holdings Corp.	771	35,628
Hess Corp.(b)	979	39,650
HollyFrontier Corp.	1,725	88,182
Kinder Morgan, Inc.	24,654	379,179
Kosmos Energy Ltd.(a)	881	3,586
LUKOIL PJSC	7,290	521,003
Lukoil PJSC — ADR	20,058	1,436,447
Marathon Oil Corp.	4,308	61,777

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Marathon Petroleum Corp.	3,258	$192,255
Matador Resources Co.(a)(b)	2,086	32,396
MOL Hungarian Oil & Gas PLC	23,208	254,693
Murphy Oil Corp.	603	14,104
Newfield Exploration Co.(a)	732	10,731
Noble Energy, Inc.	34,873	654,218
Novatek PJSC — GDR	4,806	821,176
Oasis Petroleum, Inc.(a)(b)	25,197	139,339
Occidental Petroleum Corp.	12,331	756,877
Pacific Ethanol, Inc.(a)(b)	50,075	43,115
Par Pacific Holdings, Inc.(a)	5,868	83,208
PBF Energy, Inc., Class A	438	14,309
Penn Virginia Corp.(a)(b)	657	35,517
PetroChina Co. Ltd., ADR	2,053	126,362
PetroChina Co. Ltd., Class H	1,204,000	747,078
Petronet LNG Ltd.	179,179	574,993
Phillips 66(b)	8,008	689,889
Pioneer Natural Resources Co.	381	50,109
Plains GP Holdings LP, Class A(a)	2,084	41,888
Polski Koncern Naftowy ORLEN SA	30,287	877,528
Polskie Gornictwo Naftowe i Gazownictwo SA	17,262	31,917
QEP Resources, Inc.(a)	868	4,887
Range Resources Corp.(b)	774	7,407
Reliance Industries Ltd.	11,748	188,544
REX American Resources Corp.(a)	739	50,333
SemGroup Corp., Class A(b)	5,471	75,390
SM Energy Co.	408	6,316
Southwestern Energy Co.(a)	2,979	10,158
Tatneft PJSC	23,530	247,837
Teekay Corp.(b)	3,745	12,508
Valero Energy Corp.(b)	2,548	191,024
W&T Offshore, Inc.(a)	3,851	15,866
Whiting Petroleum Corp.(a)	329	7,465
Williams Cos., Inc.	1,462	32,237
World Fuel Services Corp.	8,628	184,725
WPX Energy, Inc.(a)	1,458	16,548

		18,864,944

Paper & Forest Products — 0.2%
Boise Cascade Co.	17,509	417,590
Domtar Corp.	229	8,045
Mondi Ltd.	8,740	188,264
Nine Dragons Paper Holdings Ltd.	216,000	199,533
Verso Corp., Class A(a)	2,615	58,576

		872,008

Personal Products — 0.6%
Amorepacific Corp.	293	55,130
Amorepacific Group	1,292	84,307
Estee Lauder Cos., Inc., Class A	5,165	671,966
Herbalife Nutrition Ltd.(a)	399	23,521
Hypera SA	112,734	878,428
Marico Ltd.	13,344	71,337
Natural Health Trends Corp.	1,403	25,941
Nu Skin Enterprises, Inc., Class A	202	12,389
TCI Co. Ltd.	17,000	286,064
USANA Health Sciences, Inc.(a)	2,386	280,904

		2,389,987

Pharmaceuticals — 2.7%
Ajanta Pharma Ltd.	2,095	35,546
Allergan PLC	1,723	230,296
Amneal Pharmaceuticals, Inc.(a)	2,045	27,669
Assembly Biosciences, Inc.(a)	3,853	87,155
Bristol-Myers Squibb Co.	21,137	1,098,701
Catalent, Inc.(a)	530	16,525

Security	Shares	Value

Pharmaceuticals (continued)
Celltrion, Inc.(a)	427	$85,780
Corcept Therapeutics, Inc.(a)(b)	10,545	140,881
Dr. Reddy’s Laboratories Ltd.	2,593	97,138
Dr. Reddy’s Laboratories Ltd. — ADR	6,195	233,552
Eli Lilly & Co.	10,577	1,223,970
Endo International PLC(a)(b)	11,990	87,527
Glenmark Pharmaceuticals Ltd.	5,581	55,386
Horizon Pharma PLC(a)	5,206	101,725
Intersect ENT, Inc.(a)	5,258	148,170
Intra-Cellular Therapies, Inc.(a)	2,054	23,395
Jazz Pharmaceuticals PLC(a)	316	39,171
Johnson & Johnson	22,089	2,850,585
Jubilant Life Sciences Ltd.	25,332	257,638
KalVista Pharmaceuticals, Inc.(a)	1,215	23,996
Mallinckrodt PLC(a)	5,652	89,302
Medicines Co.(a)(b)	4,230	80,962
Merck & Co., Inc.	26,441	2,020,357
Mylan NV(a)	2,216	60,718
MyoKardia, Inc.(a)	571	27,899
Nektar Therapeutics(a)	1,104	36,289
Pacira Pharmaceuticals, Inc.(a)	1,390	59,798
Perrigo Co. PLC	109	4,224
Pfizer, Inc.	25,861	1,128,833
Phibro Animal Health Corp., Class A	6,094	195,983
Prestige Consumer Healthcare, Inc.(a)(b)	5,548	171,322
Revance Therapeutics, Inc.(a)(b)	7,706	155,122
Richter Gedeon Nyrt	8,157	157,999
Supernus Pharmaceuticals, Inc.(a)(b)	2,029	67,403
Theravance Biopharma, Inc.(a)	1,647	42,147
Zoetis, Inc.	5,953	509,220
Zogenix, Inc.(a)(b)	2,698	98,369

		11,770,753

Professional Services — 1.0%
ASGN, Inc.(a)	5,941	323,784
CoStar Group, Inc.(a)	323	108,961
CRA International, Inc.	4,394	186,965
Dun & Bradstreet Corp.	137	19,555
Equifax, Inc.	1,388	129,264
FTI Consulting, Inc.(a)(b)	285	18,992
ICF International, Inc.	2,103	136,232
Insperity, Inc.(b)	17,641	1,646,964
Kforce, Inc.	16,392	506,841
Nielsen Holdings PLC	3,196	74,563
Paylocity Holding Corp.(a)	3,666	220,730
Robert Half International, Inc.	5,428	310,482
TransUnion	2,452	139,274
TriNet Group, Inc.(a)	892	37,419
Verisk Analytics, Inc.(a)	2,000	218,080

		4,078,106

Real Estate Management & Development — 0.9%
Ayala Land, Inc.	544,600	420,934
CareTrust REIT, Inc.	39,560	730,278
CBRE Group, Inc., Class A(a)	740	29,630
China Overseas Land & Investment Ltd.	80,000	275,825
China Resources Land Ltd.	122,000	469,294
China Vanke Co. Ltd., Class H	142,900	483,950
Country Garden Holdings Co. Ltd.	28,000	34,001
Emaar Properties PJSC	94,788	106,563
Essential Properties Realty Trust, Inc.	19,467	269,423
Howard Hughes Corp.(a)(b)	143	13,960
Jinke Properties Group Co. Ltd.	37,400	33,794
KWG Property Holding Ltd.(a)	255,500	226,378
RE/MAX Holdings, Inc., Class A	2,270	69,803

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) December 31, 2018	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate Management & Development (continued)
Realogy Holdings Corp.(b)	453	$6,650
RiseSun Real Estate Development Co. Ltd., Class A	55,872	64,797
Shimao Property Holdings Ltd.	137,000	364,887
Yuexiu Property Co. Ltd.	1,022,000	187,818

		3,787,985

Road & Rail — 0.4%
Container Corp. Of India Ltd.	4,934	48,584
Covenant Transportation Group, Inc., Class A(a)	5,060	97,152
Daqin Railway Co. Ltd., Class A	143,200	171,798
Daseke, Inc.(a)	4,714	17,348
Genesee & Wyoming, Inc., Class A(a)	216	15,988
JB Hunt Transport Services, Inc.	301	28,005
Landstar System, Inc.	6,026	576,507
Marten Transport Ltd.	9,184	148,689
Norfolk Southern Corp.	1,677	250,779
Ryder System, Inc.	191	9,197
Schneider National, Inc., Class B	176	3,286
Universal Logistics Holdings, Inc.	16,307	294,994
Werner Enterprises, Inc.(b)	7,300	215,642

		1,877,969

Semiconductors & Semiconductor Equipment — 3.1%
Advanced Micro Devices, Inc.(a)	2,018	37,252
Amkor Technology, Inc.(a)	73,609	482,875
Analog Devices, Inc.	2,364	202,902
Applied Materials, Inc.	8,211	268,828
Broadcom, Inc.	1,504	382,437
Cabot Microelectronics Corp.	1,477	140,832
Cirrus Logic, Inc.(a)(b)	12,678	420,656
Cypress Semiconductor Corp.	1,316	16,739
Diodes, Inc.(a)	16,246	524,096
Elan Microelectronics Corp.	90,000	221,034
First Solar, Inc.(a)	301	12,779
Inphi Corp.(a)	3,281	105,484
Integrated Device Technology, Inc.(a)	6,914	334,845
Intel Corp.	37,521	1,760,861
Maxim Integrated Products, Inc.	5,059	257,250
MediaTek, Inc.	56,000	416,780
Micron Technology, Inc.(a)	2,755	87,416
MKS Instruments, Inc.	199	12,857
Monolithic Power Systems, Inc.	150	17,437
Nanometrics, Inc.(a)	3,897	106,505
Novatek Microelectronics Corp.	156,000	720,203
NVIDIA Corp.(b)	3,794	506,499
NXP Semiconductors NV	1,556	114,024
ON Semiconductor Corp.(a)	1,027	16,956
Powertech Technology, Inc.	2,000	4,300
Qorvo, Inc.(a)	463	28,118
QUALCOMM, Inc.(b)	6,311	359,159
Radiant Opto-Electronics Corp.	85,000	234,697
Realtek Semiconductor Corp.	22,000	102,035
Semtech Corp.(a)(b)	525	24,082
Silicon Laboratories, Inc.(a)(b)	756	59,580
Skyworks Solutions, Inc.	2,229	149,388
SunPower Corp.(a)(b)	3,302	16,411
Taiwan Semiconductor Manufacturing Co. Ltd.	510,000	3,703,227
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR(b)	8,581	316,725
Teradyne, Inc.	685	21,495
Texas Instruments, Inc.	8,234	778,113
Xilinx, Inc.	2,911	247,930

		13,212,807

Software — 3.5%
ACI Worldwide, Inc.(a)	11,830	327,336
Adobe, Inc.(a)	1,050	237,552

Security	Shares	Value

Software (continued)
Alteryx, Inc., Class A(a)(b)	2,965	$176,329
American Software, Inc., Class A	2,052	21,443
Appfolio, Inc., Class A(a)(b)	1,330	78,763
Aspen Technology, Inc.(a)	263	21,613
Atlassian Corp. PLC, Class A(a)	338	30,075
Avalara, Inc.(a)	2,029	63,203
Benefitfocus, Inc.(a)	4,360	199,339
Bottomline Technologies, Inc.(a)	2,304	110,592
Box, Inc., Class A(a)	6,397	107,981
Cadence Design Systems, Inc.(a)	309	13,435
CDK Global, Inc.	1,669	79,912
Ceridian HCM Holding, Inc.(a)	127	4,380
Citrix Systems, Inc.	758	77,665
Cloudera, Inc.(a)	11,847	131,028
Coupa Software, Inc.(a)(b)	577	36,270
DocuSign, Inc.(a)	122	4,890
Dropbox, Inc., Class A(a)(b)	5,277	107,809
Ellie Mae, Inc.(a)(b)	334	20,985
Envestnet, Inc.(a)	3,831	188,447
Fair Isaac Corp.(a)	106	19,822
FireEye, Inc.(a)	703	11,396
Five9, Inc.(a)	1,410	61,645
Fortinet, Inc.(a)	219	15,424
Guidewire Software, Inc.(a)	294	23,588
Hortonworks, Inc.(a)	6,304	90,904
HubSpot, Inc.(a)	85	10,687
Intuit, Inc.	3,616	711,810
LivePerson, Inc.(a)	5,392	101,693
LogMeIn, Inc.	189	15,417
Manhattan Associates, Inc.(a)	240	10,169
Microsoft Corp.	53,471	5,431,049
MicroStrategy, Inc., Class A(a)	6,167	787,834
MobileIron, Inc.(a)	9,210	42,274
New Relic, Inc.(a)	7,003	567,033
NIIT Technologies Ltd.	3,415	56,199
Nuance Communications, Inc.(a)	1,049	13,878
Nutanix, Inc., Class A(a)	391	16,262
Oracle Corp.	25,564	1,154,215
Paycom Software, Inc.(a)(b)	183	22,408
Pegasystems, Inc.	138	6,601
Pluralsight, Inc., Class A(a)(b)	88	2,072
Proofpoint, Inc.(a)	185	15,505
Q2 Holdings, Inc.(a)	1,340	66,397
QAD, Inc., Class A	2,498	98,246
Qualys, Inc.(a)(b)	868	64,874
RealPage, Inc.(a)	263	12,674
Red Hat, Inc.(a)	202	35,479
Rubicon Project, Inc.(a)	5,205	19,415
salesforce.com, Inc.(a)	9,897	1,355,592
SendGrid, Inc.(a)	1,070	46,192
ServiceNow, Inc.(a)(b)	290	51,635
SPS Commerce, Inc.(a)	3,688	303,817
Synopsys, Inc.(a)	4,534	381,944
Tableau Software, Inc., Class A(a)	257	30,840
Tenable Holdings, Inc.(a)	5,445	120,825
Trade Desk, Inc., Class A(a)	1,134	131,612
Tyler Technologies, Inc.(a)	139	25,829
Ultimate Software Group, Inc.(a)	250	61,218
Varonis Systems, Inc.(a)	660	34,914
VMware, Inc., Class A	1,140	156,328
Workiva, Inc.(a)	9,157	328,645
Yext, Inc.(a)(b)	12,175	180,799
Zendesk, Inc.(a)	6,879	401,527
Zynga, Inc., Class A(a)	2,810	11,043

		15,146,777

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail — 2.2%
Aaron’s, Inc.	8,205	$345,020
Advance Auto Parts, Inc.	260	40,940
America’s Car-Mart, Inc.(a)	2,160	156,492
American Eagle Outfitters, Inc.	24,105	465,950
Asbury Automotive Group, Inc.(a)	12,273	818,118
AutoNation, Inc.(a)(b)	202	7,211
AutoZone, Inc.(a)	128	107,308
Barnes & Noble, Inc.(b)	7,567	53,650
Best Buy Co., Inc.(b)	2,003	106,079
BMC Stock Holdings, Inc.(a)	6,960	107,741
Cato Corp., Class A	5,655	80,697
Citi Trends, Inc.	5,056	103,092
Com7 PCL — NVDR	169,400	80,553
Dick’s Sporting Goods, Inc.(b)	278	8,674
Five Below, Inc.(a)(b)	7,218	738,546
Floor & Decor Holdings, Inc., Class A(a)	177	4,584
Foot Locker, Inc.	427	22,716
Gap, Inc.	6,516	167,852
Home Depot, Inc.(b)	9,127	1,568,201
Home Product Center PCL — NVDR	434,300	202,671
Hudson Ltd., Class A(a)	7,354	126,121
JUMBO SA	2,396	34,919
L Brands, Inc.	6,502	166,906
Lithia Motors, Inc., Class A(b)	3,181	242,806
Lowe’s Cos., Inc.	3,758	347,089
MarineMax, Inc.(a)	10,273	188,099
Michaels Cos., Inc.(a)(b)	400	5,416
Mr Price Group Ltd.	2,476	42,302
O’Reilly Automotive, Inc.(a)	422	145,307
Penske Automotive Group, Inc.(b)	4,694	189,262
Ross Stores, Inc.	5,216	433,971
Shoe Carnival, Inc.(b)	494	16,554
Sleep Number Corp.(a)(b)	706	22,401
Sonic Automotive, Inc., Class A(b)	18,926	260,422
Tiffany & Co.(b)	3,606	290,319
Tilly’s, Inc., Class A	5,133	55,744
TJX Cos., Inc.	18,844	843,081
Tractor Supply Co.	4,023	335,679
Ulta Salon Cosmetics & Fragrance, Inc.(a)	1,624	397,620
Urban Outfitters, Inc.(a)	271	8,997
Williams-Sonoma, Inc.(b)	305	15,387
Zumiez, Inc.(a)(b)	3,055	58,564

		9,413,061

Technology Hardware, Storage & Peripherals — 3.3%
Acer, Inc.(a)	478,000	301,820
Apple, Inc.	39,618	6,249,343
Cray, Inc.(a)(b)	3,376	72,888
Dell Technologies, Inc., Class C(a)	3,389	165,633
Hewlett Packard Enterprise Co.	8,530	112,681
HP, Inc.	31,420	642,853
Lenovo Group Ltd.(b)	978,000	660,675
NCR Corp.(a)	433	9,994
NetApp, Inc.	3,025	180,502
Pure Storage, Inc., Class A(a)	30,268	486,709
Qisda Corp.	314,000	200,676
Quanta Computer, Inc.	185,000	316,631
Samsung Electronics Co. Ltd.	126,666	4,409,457
Seagate Technology PLC	3,983	153,704
Synaptics, Inc.(a)	5,528	205,697
Western Digital Corp.	2,343	86,621
Xerox Corp.	3,014	59,557

		14,315,441

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 0.4%
Arvind Ltd.	33,231	$46,514
Carter’s, Inc.	168	13,712
Columbia Sportswear Co.	113	9,502
Crocs, Inc.(a)	8,201	213,062
Deckers Outdoor Corp.(a)	224	28,661
Fila Korea Ltd.	52	2,512
G-III Apparel Group Ltd.(a)	857	23,902
LPP SA	43	90,407
NIKE, Inc., Class B	14,009	1,038,627
Oxford Industries, Inc.(b)	1,000	71,040
Rocky Brands, Inc.	5,639	146,614
Skechers U.S.A., Inc., Class A(a)	488	11,170
VF Corp.	1,870	133,406
Wolverine World Wide, Inc.	1,627	51,885

		1,881,014

Thrifts & Mortgage Finance — 1.2%
Essent Group Ltd.(a)	22,108	755,651
Federal Agricultural Mortgage Corp., Class C	6,167	372,733
First Defiance Financial Corp.(b)	10,312	252,747
Flagstar Bancorp, Inc.(a)	3,245	85,668
Housing Development Finance Corp. Ltd.	49,588	1,397,107
Ladder Capital Corp.	28,558	441,792
Meridian Bancorp, Inc.	11,278	161,501
MGIC Investment Corp.(a)	11,285	118,041
New York Community Bancorp, Inc.(b)	1,750	16,468
Radian Group, Inc.	9,622	157,416
Riverview Bancorp, Inc.	37,240	271,107
TFS Financial Corp.(b)	184	2,968
Timberland Bancorp, Inc.	988	22,032
United Community Financial Corp.	15,735	139,255
Washington Federal, Inc.	40,825	1,090,436

		5,284,922

Tobacco — 0.5%
Altria Group, Inc.	14,712	726,626
Philip Morris International, Inc.	11,089	740,302
Universal Corp.	182	9,855
Vector Group Ltd.	86,476	841,411

		2,318,194

Trading Companies & Distributors — 0.5%
Air Lease Corp.	357	10,785
Applied Industrial Technologies, Inc.	16,129	869,998
Barloworld Ltd.	51,512	412,952
DXP Enterprises, Inc.(a)	2,510	69,878
H&E Equipment Services, Inc.	9,062	185,046
HD Supply Holdings, Inc.(a)(b)	213	7,992
Herc Holdings, Inc.(a)	2,106	54,735
LG International Corp.	3,551	48,813
MSC Industrial Direct Co., Inc., Class A	165	12,692
Rush Enterprises, Inc., Class A	11,767	405,726
SiteOne Landscape Supply, Inc.(a)	821	45,377
Univar, Inc.(a)	423	7,504
Watsco, Inc.	117	16,279
WESCO International, Inc.(a)	172	8,256

		2,156,033

Transportation Infrastructure — 0.1%
DP World Ltd.	1,772	30,301
Grupo Aeroportuario del Centro Norte SAB de CV	69,705	332,178
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	1,879	71,440
Macquarie Infrastructure Corp.	292	10,675

		444,594

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) December 31, 2018	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Water Utilities — 0.1%
American Water Works Co., Inc.	4,038	$366,529
Aqua America, Inc.	654	22,360
Cadiz, Inc.(a)	877	9,033
SJW Group	2,728	151,732

		549,654

Wireless Telecommunication Services — 1.4%
America Movil SAB de CV, Series L	1,706,875	1,213,380
America Movil SAB de CV, Series L — ADR	27,860	397,005
Axiata Group Bhd	86,400	82,086
Boingo Wireless, Inc.(a)	5,615	115,501
China Mobile Ltd.	204,500	1,978,863
China Mobile Ltd. — ADR	12,006	576,288
Intouch Holdings PCL — NVDR	1,700	2,493
Maxis Bhd	127,800	165,210
MTN Group Ltd.	44,389	274,380
RingCentral, Inc., Class A(a)	7,772	640,724
Shenandoah Telecommunications Co.	494	21,860
Telephone & Data Systems, Inc.	4,350	141,549
TIM Participacoes SA	24,563	75,101
TIM Participacoes SA — ADR	22,172	340,118
Turkcell Iletisim Hizmetleri AS	24,864	57,016
United States Cellular Corp.(a)	48	2,495

		6,084,069

Total Common Stocks — 87.0% (Cost — $378,426,084)		373,532,777

Preferred Stocks — 0.5%

Banks — 0.4%
Banco Bradesco SA, Preference Shares, 0.00%(a)	84,600	843,653
Itau Unibanco Holding SA, Preference Shares, 0.00%	99,929	915,297

		1,758,950

Chemicals — 0.0%
Braskem SA, Preference ‘A’ Shares, Class A, 0.00%	2,558	31,271

Security	Shares	Value

Food & Staples Retailing — 0.0%
Cia Brasileira de Distribuicao, Preference Shares, 0.00%	2,200	$45,967

Machinery — 0.1%
Randon Participacoes SA, Preference Shares, 0.00%	72,625	173,517

Metals & Mining — 0.0%
Gerdau SA, Preference Shares, 0.00%	24,360	93,147

Total Preferred Stocks — 0.5% (Cost — $1,754,601)		2,102,852

Total Long-Term Investments — 87.5% (Cost — $380,180,685)		375,635,629

Short-Term Securities — 12.5%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.58%(d)(e)(f)	29,237,013	29,239,937
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.38%(e)(f)	24,397,577	24,397,577

Total Short-Term Securities — 12.5% (Cost — $53,636,582)		53,637,514

Total Investments — 100.0% (Cost — $433,817,267)		429,273,143

Liabilities in Excess of Other Assets — (0.0)%		(174,991)

Net Assets — 100.0%		$429,098,152

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.
(e)	Annualized 7-day yield as of period end.

(f)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	21,487,600	7,749,413	29,237,013	$29,239,937	$132,270	(b)	$(1,573)	$1,743
BlackRock Cash Funds: Treasury, SL Agency Shares	43,332,624	(18,935,047)	24,397,577	24,397,577	421,756		—	—

				$53,637,514	$554,026		$(1,573)	$1,743

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	Active Stock Master Portfolio

Derivative Financial Instruments Outstanding as of Year End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
MSCI Emerging Markets E-Mini Index	48	03/15/19	$2,320	$(7,150)
Russell 2000 E-Mini Index	8	03/15/19	540	(16,670)
S&P 500 E-Mini Index	1,874	03/15/19	234,737	(13,336,302)

				(13,360,122)

Short Contracts:
MSCI Emerging Markets E-Mini Index	2,079	03/15/19	100,499	2,301,007
Russell 2000 E-Mini Index	1,238	03/15/19	83,503	6,847,431

				9,148,438

				$(4,211,684)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$9,148,438	$—	$—	$—	$9,148,438

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$13,360,122	$—	$—	$—	$13,360,122

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$21,585,761	$—	$—	$—	$21,585,761

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(952,046)	$—	$—	$—	$(952,046)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$266,288,356
Average notional value of contracts — short	$227,279,763

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) December 31, 2018	Active Stock Master Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Aerospace & Defense	$4,863,675	$—	$—	$4,863,675
Air Freight & Logistics	1,214,234	158,787	—	1,373,021
Airlines	1,625,500	—	—	1,625,500
Auto Components	985,148	483,815	—	1,468,963
Automobiles	155,521	1,318,921	—	1,474,442
Banks	20,504,250	10,595,906	—	31,100,156
Beverages	4,068,434	501,921	—	4,570,355
Biotechnology	13,199,437	634,163	—	13,833,600
Building Products	1,611,095	—	—	1,611,095
Capital Markets	6,289,984	277,137	—	6,567,121
Chemicals	6,532,048	1,046,084	—	7,578,132
Commercial Services & Supplies	2,252,831	—	—	2,252,831
Communications Equipment	3,260,916	116,061	—	3,376,977
Construction & Engineering	1,699,595	2,058,733	—	3,758,328
Construction Materials	348,562	593,631	—	942,193
Consumer Finance	2,364,274	—	—	2,364,274
Containers & Packaging	1,091,849	—	—	1,091,849
Distributors	225,550	70,254	—	295,804
Diversified Consumer Services	920,721	—	—	920,721
Diversified Financial Services	3,417,295	1,983,400	—	5,400,695
Diversified Telecommunication Services	2,317,151	462,786	—	2,779,937
Electric Utilities	4,454,896	613,352	—	5,068,248
Electrical Equipment	2,049,588	100,991	—	2,150,579
Electronic Equipment, Instruments & Components	4,277,821	1,303,221	—	5,581,042
Energy Equipment & Services	1,703,039	—	—	1,703,039
Entertainment	1,026,468	—	—	1,026,468
Equity Real Estate Investment Trusts (REITs)	12,516,799	—	—	12,516,799
Food & Staples Retailing	3,301,916	781,161	—	4,083,077
Food Products	4,026,968	2,177,515	—	6,204,483
Gas Utilities	1,505,726	477,958	—	1,983,684
Health Care Equipment & Supplies	7,468,360	37,118	—	7,505,478
Health Care Providers & Services	11,287,628	1,378,000	—	12,665,628
Health Care Technology	1,272,465	—	—	1,272,465
Hotels, Restaurants & Leisure	8,653,152	927,066	—	9,580,218
Household Durables	2,358,743	1,613,439	—	3,972,182
Household Products	3,153,783	805,887	—	3,959,670
IT Services	9,437,606	2,209,932	—	11,647,538
Independent Power and Renewable Electricity Producers	720,918	28,984	—	749,902
Industrial Conglomerates	1,003,933	379,541	—	1,383,474
Insurance	9,305,565	4,073,068	—	13,378,633
Interactive Media & Services	10,694,207	4,894,388	—	15,588,595
Internet & Direct Marketing Retail	10,015,458	—	—	10,015,458
Leisure Products	353,214	—	—	353,214
Life Sciences Tools & Services	1,969,307	—	—	1,969,307
Machinery	6,112,843	1,427,997	—	7,540,840
Marine	14,617	33,423	—	48,040
Media	5,910,479	1,484,780	—	7,395,259
Metals & Mining	2,374,303	5,037,802	—	7,412,105
Mortgage Real Estate Investment Trusts (REITs)	234,212	—	—	234,212
Multi-Utilities	1,172,894	—	—	1,172,894
Multiline Retail	1,503,858	139,747	—	1,643,605
Oil & Gas Exploration & Production	28,654	—	—	28,654
Oil, Gas & Consumable Fuels	10,741,102	8,123,842	—	18,864,944
Paper & Forest Products	484,211	387,797	—	872,008
Personal Products	1,893,149	496,838	—	2,389,987
Pharmaceuticals	11,081,266	689,487	—	11,770,753

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	Active Stock Master Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Professional Services	$4,078,106	$—	$—	$4,078,106
Real Estate Management & Development	1,119,744	2,668,241	—	3,787,985
Road & Rail	1,657,587	220,382	—	1,877,969
Semiconductors & Semiconductor Equipment	7,810,531	5,402,276	—	13,212,807
Software	15,090,578	56,199	—	15,146,777
Specialty Retail	9,087,535	325,526	—	9,413,061
Technology Hardware, Storage & Peripherals	8,426,182	5,889,259	—	14,315,441
Textiles, Apparel & Luxury Goods	1,741,581	139,433	—	1,881,014
Thrifts & Mortgage Finance	3,887,815	1,397,107	—	5,284,922
Tobacco	2,318,194	—	—	2,318,194
Trading Companies & Distributors	1,694,268	461,765	—	2,156,033
Transportation Infrastructure	444,594	—	—	444,594
Water Utilities	549,654	—	—	549,654
Wireless Telecommunication Services	3,524,021	2,560,048	—	6,084,069
Preferred Stocks	2,102,852	—	—	2,102,852
Short-Term Securities	53,637,514	—	—	53,637,514

	$350,227,974	$79,045,169	$—	$429,273,143

Derivative Financial Instruments(a)
Assets:
Other contracts	$9,148,438	$—	$—	$9,148,438
Liabilities:
Equity contracts	(13,360,122)	—	—	(13,360,122)

	$(4,211,684)	$—	$—	$(4,211,684)

(a)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

Transfers between Level 1 and Level 2 were as follows:

	Transfers into Level 1 (a)	Transfers out of Level 1 (b)	Transfers into Level 2 (b)	Transfers out of Level 2 (a)
Assets:
Investments:
Common Stocks:
Automobiles	$—	$(549,077)	$549,077	$
Construction & Engineering	—	(563,579)	563,579		—
Diversified Telecommunication Services	—	(82,348)	82,348		—
Electric Utilities		(335,641)	335,641		—
Household Products	—	(2,767,931)	2,767,931		—
Independent Power and Renewable Electricity Producers	—	(371,970)	371,970		—
IT Services	—	(86,333)	86,333		—
Machinery	—	(42,238)	42,238		—
Metals & Mining	411,418	(330,423)	330,423		(411,418)
Oil, Gas & Consumable Fuels	—	(1,434,983)	1,434,983		—
Paper & Forest Products	—	(14,631)	14,631		—
Software	—	(483,539)	483,539		—
Trading Companies & Distributors	—	(1,915,004)	1,915,004		—

	$411,418	$(8,977,697)	$8,977,697		$(411,418)

(a)	Systematic Fair Value Prices were not utilized at period end for these investments.
(b)	External pricing service used to reflect any significant market movements between the time the Master Portfolio valued such foreign securities and the earlier closing of foreign markets.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	19

Statement of Assets and Liabilities

December 31, 2018

Active Stock Master Portfolio

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $28,676,817) ( cost — $380,180,685)	$375,635,629
Investments at value — affiliated (cost — $53,636,582)	53,637,514
Cash	13,641
Cash pledged for futures contracts	14,626,000
Foreign currency at value (cost — $515,987)	516,291
Receivables:
Investments sold	18,742
Variation margin on futures contracts	1,563,893
Dividends — unaffiliated	703,986
Dividends — affiliated	41,734
Contributions from investors	11,703,484
Securities lending income — affiliated	6,754
Prepaid expenses	2,168

Total assets	458,469,836

LIABILITIES
Cash collateral on securities loaned at value	29,245,706
Payables:
Deferred foreign capital gain tax	43,912
Administration fees	36,891
Other accrued expenses	22,500
Investment advisory fees	18,979
Trustees’ fees	3,696

Total liabilities	29,371,684

NET ASSETS	$429,098,152

NET ASSETS CONSIST OF
Investors’ capital	$437,898,991
Net unrealized appreciation (depreciation)	(8,800,839)

NET ASSETS	$429,098,152

See notes to financial statements.

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended December 31, 2018

Active Stock Master Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$10,252,932
Dividends — affiliated	421,756
Interest — unaffiliated	197,457
Securities lending income — affiliated — net	132,270
Foreign taxes withheld	(554,349)

Total investment income	10,450,066

EXPENSES
Investment advisory	1,287,049
Administration	514,820
Professional	20,508
Trustees	18,474

Total expenses	1,840,851
Less:
Fees waived and/or reimbursed by the Manager	(544,617)
Fees waived and/or reimbursed by the Administrator	(514,820)

Total expenses after fees waived and/or reimbursed	781,414

Net investment income	9,668,652

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated (including $191,526 foreign capital gain tax)	23,617,536
Investments — affiliated	(1,573)
Futures contracts	21,585,761
Foreign currency transactions	(186,927)

45,014,797

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated (including $43,912 foreign capital gain tax)	(65,550,526)
Investments — affiliated	1,743
Futures contracts	(952,046)
Foreign currency translations	256,060

(66,244,769)

Net realized and unrealized loss	(21,229,972)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,561,320)

See notes to financial statements.

FINANCIAL STATEMENTS	21

Statement of Changes in Net Assets

	Active Stock Master Portfolio
	Year Ended December 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,668,652	$8,667,265
Net realized gain	45,014,797	52,924,732
Net change in unrealized appreciation (depreciation)	(66,244,769)	40,516,281

Net increase (decrease) in net assets resulting from operations	(11,561,320)	102,108,278

CAPITAL TRANSACTIONS
Proceeds from contributions	28,030,716	12,844,531
Value of withdrawals	(122,827,185)	(82,544,040)

Net decrease in net assets derived from capital share transactions	(94,796,469)	(69,699,509)

NET ASSETS
Total increase (decrease) in net assets	(106,357,789)	32,408,769
Beginning of year	535,455,941	503,047,172

End of year	$429,098,152	$535,455,941

See notes to financial statements.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	Active Stock Master Portfolio

	Year Ended December 31,
	2018	2017	2016	2015	2014

Total Return
Total return	(3.90)%	22.15%	12.45%	(1.20)%	11.74%

Ratios to Average Net Assets
Total expenses	0.36%	0.36%	0.36%	0.35%	0.35%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.15%	0.15%	0.15%	0.15%	0.17%

Net investment income	1.88%	1.69%	1.66%	1.65%	1.56%

Supplemental Data
Net assets, end of year (000)	$429,098	$535,456	$503,047	$445,996	$2,434,426

Portfolio turnover rate	150%	252%	115%	132%	119%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	23

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. Active Stock Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized on an accrual basis.

Foreign Currency Translation: The Master Portfolio’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Master Portfolio.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. Each business day, the Master Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements (continued)

market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
Barclays Bank PLC	$4,933,974	$(4,933,974)	$—
BNP Paribas Prime Brokerage	3,058,363	(3,058,363)	—
Citigroup Global Markets Inc	92,826	(92,826)	—
Credit Suisse Securities	2,635,238	(2,635,238)	—
Deutsche Bank Securities Inc	127,404	(125,171)	(2,233)
Goldman Sachs & Co.	1,545,047	(1,545,047)	—
HSBC Bank PLC	1,330,564	(1,330,564)	—
ING Financial Markets LLC	190,032	(190,032)	—
Jefferies LLC	190,580	(190,580)	—
JP Morgan Securities LLC	5,156,398	(5,156,398)	—
Merrill Lynch, Pierce, Fenner & Smith	28,214	(28,214)	—
Morgan Stanley & Co. LLC	8,384,201	(8,384,201)	—
National Financial Services LLC	483,886	(483,886)	—
Nomura Securities International Inc.	5,164	(5,164)	—
Scotia Capital (USA) Inc	82,807	(82,807)	—
State Street Bank & Trust Co	87,247	(87,247)	—
TD Prime Services LLC	21,480	(21,480)	—
UBS AG	323,316	(323,316)	—
Wells Fargo Securities LLC	76	(76)	—

	$28,676,817	$(28,674,584)	$(2,233)

(a)

Cash collateral with a value of $ 29,245,706 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes.

(b)

The market value of the loaned securities is determined as of December 31, 2018. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)

Futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master Portfolio’s net assets.

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.25%
$1 Billion — $3 Billion	0.24
$3 Billion — $5 Billion	0.23
$5 Billion — $10 Billion	0.22
Greater than $10 Billion	0.21

Administration: MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio. BAL is entitled to receive for these administrative services an annual fee of 0.10% based on the average daily net assets of the Master Portfolio.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

Expense Waivers and Reimbursements: The Manager has voluntarily agreed to waive a portion of the investment advisory fees payable by the Master Portfolio. This voluntary waiver may be terminated at any time. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2018, the Manager waived $489,079 pursuant to this agreement.

BAL voluntarily agreed to waive a portion of its administration fees payable by the Master Portfolio. This arrangement is voluntary and may be terminated by BAL at any time. This amount is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations. For the year ended December 31, 2018, the amount waived was $514,820.

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BAL has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the administration fees paid by the Master Portfolio in an amount equal to the independent expenses through April 30, 2019. For the year ended December 31, 2018, the amount waived and/or reimbursed was $38,982.

With respect to the Master Portfolio, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2018, the amount waived was $16,556.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the year ended December 31, 2018, there were no fees waived by the Manager pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”).

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements (continued)

The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Master Portfolio retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2018, the Master Portfolio paid BTC $ 50,158 in total for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2018, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP are trustees and/or officers of BlackRock or its affiliates.

7.	PURCHASES AND SALES

For the year ended December 31, 2018, purchases and sales of investments, excluding short-term securities, were $703,710,548 and $761,115,278 respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$439,459,187

Gross unrealized appreciation	36,861,311
Gross unrealized depreciation	(47,047,355)

Net unrealized appreciation	$(10,186,044)

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2018, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Master Investment Portfolio and the Investors of Active Stock Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Active Stock Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Rodney D. Johnson 1941	Chair of the Board(d) and Trustee (Since 2009)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	24 RICs consisting of 138 Portfolios	None
Mark Stalnecker 1951	Chair Elect of the Board (Since 2018)(d) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	24 RICs consisting of 138 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (PCRI) since 2017.	24 RICs consisting of 138 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	24 RICs consisting of 138 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	24 RICs consisting of 138 Portfolios	None
Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	24 RICs consisting of 138 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	24 RICs consisting of 138 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee (Since 2009)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	24 RICs consisting of 138 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	31

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	24 RICs consisting of 138 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	24 RICs consisting of 138 Portfolios	None
Frederick W. Winter 1945	Trustee (Since 2009)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	24 RICs consisting of 138 Portfolios	None

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock's Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock's Human Capital Committee; Member of the Board of Managers of BlackRock Investments, LLC since 2011; Global Head of BlackRock's Retail and iShares® businesses from 2012 to 2016.	127 RICs consisting of 304 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 304 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has approved extending the mandatory retirement age for Rodney D. Johnson until December 31, 2018.

(c) In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, certain Independent Trustees were elected to the Board. As a result, although the chart shows certain Independent Trustees as joining the Board in 2009, those Independent Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(d) Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of MIP based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2009)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. (b) Officers of MIP serve at the pleasure of the Board.

Further information about MIP's Trustees and Officers is available in MIP's Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

At a special meeting of shareholders held on November 21, 2018, the Fund’s shareholders and the Master Portfolio's interestholders elected Trustees who took office on January 1, 2019. The newly elected Trustees include ten former Trustees and five individuals who served as directors/trustees of the funds in the BlackRock Equity-Bond Complex. Information regarding the individuals who began serving as Trustees effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of MIP

400 Howard Street

San Francisco, CA 94105

TRUSTEE AND OFFICER INFORMATION	33

Additional Information

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of the Trust. The newly elected trustees took office effective January 1, 2019.

Shareholders approved the Trustees* of Master Investment Portfolio with voting results as follows:

	Votes For	Votes Withheld	Votes Abstained
Bruce R. Bond	114,235,868,542	568,012,891	641,786,714
Susan J. Carter	114,644,969,512	314,986,585	485,712,049
Collette Chilton	114,535,742,702	412,456,983	497,468,461
Neil A. Cotty	114,294,090,740	648,797,018	502,780,388
Robert Fairbairn	114,073,048,324	869,686,392	502,933,430
Lena G. Goldberg	114,462,170,860	487,956,046	495,541,240
Robert M. Hernandez	114,478,389,572	461,883,856	505,394,718
Henry R. Keizer	114,350,013,418	592,432,169	503,222,560
Cynthia A. Montgomery	114,570,515,635	380,167,878	494,984,633
Donald C. Opatrny	114,233,094,017	712,297,050	500,277,079
John M. Perlowski	114,154,454,706	787,250,166	503,963,275
Joseph P. Platt	114,347,337,899	591,983,810	506,346,437
Mark Stalnecker	114,353,522,475	588,157,237	503,988,435
Kenneth L. Urish	114,294,097,454	648,416,164	503,154,528
Claire A. Walton	114,578,394,936	379,651,521	487,621,690

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as trustees for other BlackRock-advised equity, multi-asset, index and money market funds.

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Master Portfolio voted proxies relating to securities held in the Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762; and (2) on the SEC’s website at http://www.sec.gov.

Glossary of Terms Used in this Report

ADR	American Depositary Receipts

GDR	Global Depositary Receipt

NVDR	Non-voting Depository Receipts

PCL	Public Company Limited

REIT	Real Estate Investment Trust

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Portfolio Information as of December 31, 2018	International Tilts Master Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Nestle SA, Registered Shares	2%
Roche Holding AG	2
Novartis AG, Registered Shares	2
HSBC Holdings PLC	1
Diageo PLC	1
Allianz SE, Registered Shares	1
SAP SE	1
L’Oreal SA	1
BHP Group Ltd.	1
Siemens AG, Registered Shares	1

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
Japan	25%
United Kingdom	14
France	10
Germany	9
Switzerland	9
Australia	7
Netherlands	6
United States	5
Hong Kong	3
Spain	3
Italy	3
Sweden	2
Norway	2
Denmark	1
Finland	1
Singapore	1
Belgium	1
Other(a)	2
Liabilities in Excess of Other Assets	(4)

(a)	Other includes a 1% or less investment in each of the following countries: Austria, Portugal, China, Ireland, New Zealand, Luxembourg, Malta and Israel

Derivative Financial Instruments

International Tilts Master Portfolio (the “Master Portfolio”) may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

PORTFOLIO INFORMATION / DERIVATIVE FINANCIAL INSTRUMENTS	1

Schedule of Investments December 31, 2018	International Tilts Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.2%

Australia — 7.4%
AGL Energy Ltd.	9,190	$133,459
Ansell Ltd.	1,016	15,783
Aristocrat Leisure Ltd.	25,336	390,017
Aurizon Holdings Ltd.	45,656	137,744
AusNet Services	13,679	14,991
Australia & New Zealand Banking Group Ltd.	8,270	142,895
BHP Group Ltd.(a)	63,459	1,533,870
BHP Group PLC	21,709	458,733
BlueScope Steel Ltd.	3,967	30,602
CIMIC Group Ltd.	10,771	329,376
Coles Group Ltd.(b)	5,323	44,016
Commonwealth Bank of Australia	7,874	401,634
Computershare Ltd.	20,038	242,846
Crown Resorts Ltd.	11,104	92,799
CSL Ltd.	5,297	691,883
CSR Ltd.	72,211	142,955
Downer EDI Ltd.	3,649	17,382
DuluxGroup Ltd.	566	2,616
Goodman Group	586	4,390
Harvey Norman Holdings Ltd.	23,120	51,462
Iluka Resources Ltd.	28,580	153,563
Macquarie Group Ltd.	15,781	1,208,761
Metcash Ltd.(a)	10,764	18,591
National Australia Bank Ltd.	81,177	1,377,519
Nine Entertainment Co. Holdings Ltd.	20,596	20,039
Orora Ltd.	18	39
Qantas Airways Ltd.	148,738	606,780
Santos Ltd.	58,897	227,144
Scentre Group	71,238	195,845
South32 Ltd.	45,263	107,672
Spark Infrastructure Group(c)	17,781	27,702
Stockland	26,651	66,116
Sydney Airport(c)	42,343	200,783
Telstra Corp. Ltd.	155,667	312,402
Wesfarmers Ltd.	19,461	442,128
Westpac Banking Corp.	54,453	962,178
Woodside Petroleum Ltd.	1,113	24,517

		10,831,232

Austria — 0.7%
Erste Group Bank AG(b)	16,803	557,146
OMV AG	5,091	222,340
Verbund AG	1,136	48,634
Vienna Insurance Group AG Wiener Versicherung Gruppe	1,945	45,194
Wienerberger AG	9,709	200,361

		1,073,675

Belgium — 1.0%
Groupe Bruxelles Lambert SA	180	15,686
KBC Group NV	884	56,875
Solvay SA	3,959	395,909
UCB SA	12,823	1,047,339

		1,515,809

China — 0.2%
Evergrande Health Industry Group Ltd.(a)(b)	80,000	105,319
Yangzijiang Shipbuilding Holdings Ltd.	257,900	236,969

		342,288

Denmark — 1.4%
Carlsberg A/S, Class B	8,775	933,476
Genmab A/S(b)	731	120,191
GN Store Nord A/S	7,267	272,287
H Lundbeck A/S	2,213	97,401

Security	Shares	Value

Denmark (continued)
Novo Nordisk A/S, Class B	14,348	$658,962
Royal Unibrew A/S	326	22,524

		2,104,841

Finland — 1.4%
Kesko OYJ, Class B	7,705	415,827
Kone OYJ, Class B	5,561	265,490
Neste OYJ	1,371	106,146
Nokia OYJ	79,437	461,141
Nordea Bank Abp	5,428	45,694
Outokumpu OYJ	2,354	8,581
Sampo OYJ, Class A	16,322	723,385
Valmet OYJ	1,658	34,150

		2,060,414

France — 10.0%
Air Liquide SA	3,772	468,390
Arkema SA	7,061	606,174
Atos SE	298	24,417
BNP Paribas SA	2,435	109,966
Bouygues SA	502	18,026
Capgemini SE	6,090	605,742
Christian Dior SE	2,937	1,123,823
Cie de Saint-Gobain	38,159	1,266,745
Cie Generale des Etablissements Michelin SCA	3,287	323,529
CNP Assurances	3,929	83,399
Dassault Aviation SA	55	76,250
Dassault Systemes SA	1,704	202,401
Edenred	3,156	116,232
Engie SA	49,535	711,715
Eramet	100	6,901
Faurecia SA	11,605	437,872
Hermes International	57	31,667
Ipsen SA	193	24,972
Kering SA	2,327	1,090,125
Klepierre SA	1,770	54,700
L’Oreal SA	7,425	1,699,020
Lagardere SCA	4,045	102,077
LVMH Moet Hennessy Louis Vuitton SE	2,495	730,475
Natixis SA	63,508	299,534
Nexity SA	607	27,405
Pernod Ricard SA	3,893	638,921
Peugeot SA	6,554	139,782
Publicis Groupe SA	457	26,075
Renault SA	207	12,895
Rexel SA(a)	4,904	52,238
Sanofi	7,799	676,562
Sartorius Stedim Biotech	1,166	116,739
Schneider Electric SE	9,367	635,375
Societe Generale SA	1,662	52,693
Teleperformance	158	25,275
Thales SA	5,832	681,511
TOTAL SA	13,357	704,516
Veolia Environnement SA	32,976	675,322

		14,679,461

Germany — 9.1%
Aareal Bank AG	3,900	120,421
adidas AG	2,816	588,513
Allianz SE, Registered Shares	9,585	1,926,155
alstria office REIT-AG	692	9,688
Bayer AG, Registered Shares	7,039	489,554
Continental AG	2,851	396,961
Daimler AG, Registered Shares	218	11,492
Deutsche Boerse AG	8,463	1,011,796
Deutsche Post AG, Registered Shares	875	23,896

2	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	International Tilts Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Deutsche Telekom AG, Registered Shares	15,404	$261,817
E.ON SE(a)	36,744	362,712
Evonik Industries AG	20,301	506,736
Fraport AG Frankfurt Airport Services Worldwide	559	40,007
Fresenius SE & Co. KGaA	4,546	219,727
HOCHTIEF AG	6,270	846,772
Infineon Technologies AG	3,221	64,490
Jenoptik AG	595	15,514
LEG Immobilien AG	247	25,769
Linde AG	476	105,662
MTU Aero Engines AG	4,959	900,562
Nemetschek SE	666	73,268
Rational AG	31	17,616
RWE AG	820	17,859
Salzgitter AG	652	19,027
SAP SE	18,715	1,857,457
Siemens AG, Registered Shares	13,217	1,475,038
Siemens Healthineers AG(b)(d)	5,902	246,625
Software AG	12,802	462,476
Suedzucker AG	15,447	200,192
Telefonica Deutschland Holding AG	108,013	425,130
TUI AG	29,468	423,536
Uniper SE	2,343	60,439
Wirecard AG	1,701	256,429

		13,463,336

Hong Kong — 3.0%
AIA Group Ltd.	62,000	515,022
BOC Hong Kong Holdings Ltd.	19,000	70,523
CK Hutchison Holdings Ltd.	62,000	595,089
CLP Holdings Ltd.	37,500	423,783
Hang Lung Properties Ltd.	92,000	174,867
Hang Seng Bank Ltd.	3,300	73,924
Henderson Land Development Co. Ltd.	63,822	317,646
HKT Trust & HKT Ltd.(c)	33,000	47,537
Hong Kong Exchanges & Clearing Ltd.	1,700	49,145
Jardine Matheson Holdings Ltd.	1,100	76,592
Jardine Strategic Holdings Ltd.	300	10,999
Kerry Properties Ltd.	74,500	254,275
Link REIT	1,000	10,138
New World Development Co. Ltd.	70,000	92,454
NWS Holdings Ltd.	19,000	39,014
Sands China Ltd.	48,400	211,073
Sun Hung Kai Properties Ltd.	48,500	692,173
Swire Properties Ltd.	42,600	149,681
Techtronic Industries Co. Ltd.	22,500	119,400
WH Group Ltd.(d)	162,000	124,424
Wharf Holdings Ltd.	12,000	31,285
Wheelock & Co. Ltd.	51,000	291,973

		4,371,017

Ireland — 0.1%
DCC PLC	1,088	82,993
Kingspan Group PLC	1,899	81,405
Smurfit Kappa Group PLC	1,925	51,220

		215,618

Israel — 0.0%
Gazit-Globe Ltd.	1,345	9,362
Paz Oil Co. Ltd.	87	13,122
Teva Pharmaceutical Industries Ltd.(b)	1,720	26,458

		48,942

Italy — 2.8%
A2A SpA	27,707	49,969
Amplifon SpA	6,321	102,058

Security	Shares	Value

Italy (continued)
Eni SpA	73,167	$1,155,833
Ferrari NV(a)	7,883	784,390
Fincantieri SpA(b)	6,959	7,368
Hera SpA	24,101	73,527
Mediobanca Banca di Credito Finanziario SpA	65,875	557,397
Moncler SpA	20,993	698,597
Saras SpA	12,299	23,863
Snam SpA	8,076	35,360
Terna Rete Elettrica Nazionale SpA	119,274	677,373
UnipolSai Assicurazioni SpA	6,191	14,017

		4,179,752

Japan — 24.7%
Advantest Corp.(a)	19,000	388,752
AGC, Inc.	400	12,433
Aica Kogyo Co. Ltd.	600	20,063
Aisin Seiki Co. Ltd.	700	24,063
Amada Holdings Co. Ltd.	10,700	96,053
Anritsu Corp.	1,000	13,849
Aoyama Trading Co. Ltd.	2,800	67,156
Asahi Intecc Co. Ltd.	800	33,844
Asahi Kasei Corp.	1,000	10,263
Astellas Pharma, Inc.	88,800	1,134,564
Brother Industries Ltd.	800	11,841
Canon, Inc.	2,500	68,789
Capcom Co. Ltd.	2,900	57,500
Chiyoda Corp.	10,100	28,379
Chubu Electric Power Co., Inc.	25,900	368,024
Citizen Watch Co. Ltd.	4,000	19,699
CyberAgent, Inc.	300	11,597
Dai-ichi Life Holdings, Inc.	53,300	827,730
Daicel Corp.	13,100	134,480
Daito Trust Construction Co. Ltd.	4,300	588,685
Daiwa Securities Group, Inc.	53,000	269,009
Denso Corp.	3,200	141,656
Dentsu, Inc.	1,900	84,855
DMG Mori Co. Ltd.(a)	12,000	134,780
East Japan Railway Co.	10,300	909,594
Eisai Co. Ltd.	1,600	123,872
FANUC Corp.	700	106,232
FUJIFILM Holdings Corp.	19,100	740,402
Glory Ltd.	800	17,990
GMO internet, Inc.	600	8,006
Hachijuni Bank Ltd.	3,500	14,295
Heiwa Corp.	600	12,215
Hitachi Construction Machinery Co. Ltd.	1,600	37,442
Hitachi Ltd.	24,600	652,152
Honda Motor Co. Ltd.(a)	34,800	916,808
Horiba Ltd.	200	8,152
Hoya Corp.	3,300	198,990
Iida Group Holdings Co. Ltd.(a)	19,500	337,762
ITOCHU Corp.	40,800	692,897
Itochu Techno-Solutions Corp.	1,000	19,364
Iyo Bank Ltd.	2,200	11,580
Japan Post Holdings Co. Ltd.	33,200	383,328
Japan Real Estate Investment Corp.	3	16,844
Japan Steel Works Ltd.	500	8,003
Japan Tobacco, Inc.	56,800	1,349,629
JFE Holdings, Inc.	2,100	33,449
JTEKT Corp.	12,100	133,823
JXTG Holdings, Inc.	107,950	560,641
Kakaku.com, Inc.	2,600	45,991
Kao Corp.	1,200	88,821
KDDI Corp.	18,900	451,614
Keyence Corp.	300	151,634

SCHEDULES OF INVESTMENTS	3

Schedule of Investments (continued) December 31, 2018	International Tilts Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Kikkoman Corp.(a)	4,100	$219,410
Kirin Holdings Co. Ltd.	55,100	1,148,921
Kobayashi Pharmaceutical Co. Ltd.	2,700	183,102
Komatsu Ltd.	4,200	90,258
Konami Holdings Corp.	5,700	250,469
Kose Corp.	300	47,123
Kurita Water Industries Ltd.	1,500	36,316
Kyushu Financial Group, Inc.	2,200	8,303
Leopalace21 Corp.	10,200	40,442
Lintec Corp.	4,300	92,359
LIXIL Group Corp.	14,700	182,236
Mabuchi Motor Co. Ltd.	700	21,443
Marubeni Corp.	49,800	349,422
Miraca Holdings, Inc.(a)	6,800	153,487
Mitsubishi Chemical Holdings Corp.	104,700	791,004
Mitsubishi Corp.	4,100	112,408
Mitsubishi Estate Co. Ltd.	5,800	91,254
Mitsubishi Gas Chemical Co., Inc.	7,700	115,343
Mitsubishi Motors Corp.	56,700	308,771
Mitsubishi UFJ Financial Group, Inc.	266,600	1,308,380
Mitsubishi UFJ Lease & Finance Co. Ltd.	2,200	10,545
Mitsui & Co. Ltd.	82,200	1,262,864
Mitsui Mining & Smelting Co. Ltd.	900	18,583
Mixi, Inc.	3,300	69,253
MS&AD Insurance Group Holdings, Inc.	10,100	287,095
Murata Manufacturing Co. Ltd.	1,100	148,225
Nagase & Co. Ltd.	600	8,263
Nikon Corp.	8,700	129,587
Nintendo Co. Ltd.	700	185,877
Nippon Building Fund, Inc.(a)	29	182,608
Nippon Light Metal Holdings Co. Ltd.	4,900	9,941
Nippon Steel & Sumitomo Metal Corp.	8,900	152,910
Nippon Telegraph & Telephone Corp.	27,200	1,109,741
Nissan Motor Co. Ltd.	19,300	154,387
Nisshinbo Holdings, Inc.	1,400	10,565
Nitto Denko Corp.	3,300	165,510
NOK Corp.	1,200	16,719
NTN Corp.	3,700	10,633
NTT DOCOMO, Inc.	42,300	950,448
Obic Co. Ltd.	900	69,470
Ono Pharmaceutical Co. Ltd.	5,500	112,314
Oracle Corp. Japan	200	12,696
Otsuka Corp.	3,500	96,325
Pigeon Corp.(a)	1,500	63,979
Pola Orbis Holdings, Inc.	8,300	223,669
Resona Holdings, Inc.	228,100	1,094,077
Ricoh Co. Ltd.	3,500	34,202
Rohm Co. Ltd.	1,700	108,502
Rohto Pharmaceutical Co. Ltd.	400	10,918
Ryohin Keikaku Co. Ltd.	100	24,278
SCSK Corp.	700	24,803
Seino Holdings Co Ltd.	700	9,165
Seven & i Holdings Co. Ltd.	22,500	977,740
Shin-Etsu Chemical Co. Ltd.(a)	11,400	875,894
Shionogi & Co. Ltd.	6,700	382,405
Showa Shell Sekiyu KK	8,800	121,917
SoftBank Group Corp.	600	39,299
Sompo Holdings, Inc.	3,100	105,307
Sony Corp.	1,900	91,598
Subaru Corp.	600	12,818
Sumitomo Chemical Co. Ltd.	66,800	323,493
Sumitomo Corp.	26,700	378,840
Sumitomo Electric Industries Ltd.	5,100	67,541
Sumitomo Heavy Industries Ltd.	700	20,756

Security	Shares	Value

Japan (continued)
Sumitomo Mitsui Financial Group, Inc.	34,700	$1,143,888
Sumitomo Mitsui Trust Holdings, Inc.	2,400	87,401
Sumitomo Realty & Development Co. Ltd.	4,700	172,060
Suruga Bank Ltd.	21,100	77,770
Suzuken Co. Ltd.	300	15,277
Sysmex Corp.	700	33,244
Takashimaya Co. Ltd.	2,300	29,367
Takeda Pharmaceutical Co. Ltd.(a)	38,000	1,287,990
TDK Corp.	1,200	84,006
Teijin Ltd.	2,600	41,496
TIS, Inc.	1,300	51,185
Tokai Tokyo Financial Holdings, Inc.	2,400	10,246
Tokio Marine Holdings, Inc.	28,000	1,330,244
Tokyo Century Corp.	300	13,213
Tokyo Electron Ltd.	3,700	416,525
Tokyo Tatemono Co. Ltd.	1,900	19,697
Topcon Corp.	600	7,966
Toyobo Co. Ltd.	800	10,892
Toyota Boshoku Corp.	600	8,886
Toyota Motor Corp.	24,000	1,389,277
TS Tech Co. Ltd.	4,900	134,971
TV Asahi Holdings Corp.	600	10,803
Ulvac, Inc.	2,200	63,514
Unicharm Corp.	11,500	371,932
United Urban Investment Corp.	26	40,267
West Japan Railway Co.	9,800	692,382
Yahoo! Japan Corp.	60,400	150,258
Yamaha Motor Co. Ltd.	600	11,714
Yamato Holdings Co. Ltd.	500	13,708
Zeon Corp.	34,000	311,276

		36,327,260

Luxembourg — 0.1%
Eurofins Scientific SE	25	9,337
RTL Group SA	1,290	69,132

		78,469

Malta — 0.0%
Kindred Group PLC	7,207	66,252

Netherlands — 6.0%
Aalberts Industries NV	466	15,498
Adyen NV(a)(b)(d)	388	209,613
Altice Europe NV, Class A(a)(b)	15,910	30,871
ASML Holding NV	3,398	532,329
BE Semiconductor Industries NV	1,445	30,461
Koninklijke Ahold Delhaize NV	51,916	1,311,511
Koninklijke DSM NV	10,081	817,828
Koninklijke KPN NV	183,063	534,726
Koninklijke Philips NV	17,861	626,198
QIAGEN NV(b)	1,041	35,572
Randstad NV	326	14,947
Royal Dutch Shell PLC, Class A	45,460	1,338,016
Royal Dutch Shell PLC, Class B	35,100	1,049,402
Unilever NV CVA	23,903	1,294,879
Wereldhave NV	1,973	61,389
Wolters Kluwer NV	17,171	1,009,778

		8,913,018

New Zealand — 0.1%
Vector Ltd.	5,687	12,724
Xero Ltd.(b)	2,314	68,568

		81,292

Norway — 1.5%
Aker Solutions ASA(b)	38,093	174,811
Austevoll Seafood ASA	3,581	44,207

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	International Tilts Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Norway (continued)
DNB ASA	35,904	$576,318
Dolphin Drilling ASA(a)(b)	8	1
Storebrand ASA	7,591	54,153
Telenor ASA	47,732	926,970
TGS Nopec Geophysical Co. ASA	19,622	474,098

		2,250,558

Portugal — 0.3%
EDP - Energias de Portugal SA	2,855	9,988
Galp Energia SGPS SA	25,083	394,952

		404,940

Singapore — 1.4%
Ascendas Real Estate Investment Trust	272,300	513,882
CapitaLand Ltd.	102,900	234,656
CapitaLand Mall Trust	101,600	168,482
DBS Group Holdings Ltd.	8,800	153,031
Genting Singapore Ltd.	836,600	598,853
Keppel Corp. Ltd.	8,800	38,203
Oversea-Chinese Banking Corp. Ltd.	14,400	119,111
Suntec Real Estate Investment Trust	100,600	131,226
United Overseas Bank Ltd.	4,300	77,787

		2,035,231

Spain — 3.0%
Acciona SA	995	84,162
ACS Actividades de Construccion y Servicios SA	22,045	853,302
Aena SME SA(d)	2,882	447,781
Almirall SA	691	10,579
Amadeus IT Group SA	1,396	97,130
Banco Bilbao Vizcaya Argentaria SA	242,495	1,288,088
Cia de Distribucion Integral Logista Holdings SA	448	11,210
Endesa SA(a)	31,092	717,002
Grifols SA	3,596	94,401
Industria de Diseno Textil SA	2,690	68,661
Mediaset Espana Comunicacion SA	93,457	587,488
Melia Hotels International SA	4,919	46,265
Telefonica SA	4,789	40,311

		4,346,380

Sweden — 2.2%
Atlas Copco AB, A Shares	1,198	28,582
Hexpol AB	1,541	12,230
Sandvik AB	789	11,305
Skandinaviska Enskilda Banken AB, Class A	120,509	1,171,455
SSAB AB, A Shares	9,577	33,029
Svenska Cellulosa AB SCA, B Shares	36,618	284,547
Swedish Match AB	6,053	238,291
Telefonaktiebolaget LM Ericsson, Class B	60,279	533,587
Telia Co. AB	2	10
Volvo AB, Class B	69,498	910,010

		3,223,046

Switzerland — 8.8%
Barry Callebaut AG, Registered Shares	88	137,338
Cembra Money Bank AG	255	20,233
Coca-Cola HBC AG(b)	405	12,675
Ferguson PLC	5,450	348,245
Flughafen Zuerich AG, Registered Shares	965	159,692
Galenica AG(b)(d)	3,695	162,763
Georg Fischer AG, Registered Shares	491	393,919
IWG PLC	2,813	7,485
LafargeHolcim Ltd., Registered Shares(b)	492	20,304
Logitech International SA, Registered Shares	21,508	679,407
Nestle SA, Registered Shares	38,546	3,128,499
Novartis AG, Registered Shares	32,555	2,788,147
OC Oerlikon Corp. AG, Registered Shares(b)	54,754	616,541

Security	Shares	Value

Switzerland (continued)
PSP Swiss Property AG, Registered Shares	603	$59,467
Roche Holding AG	11,922	2,959,742
Sika AG, Registered Shares	1,360	172,752
STMicroelectronics NV	1,766	25,031
Sunrise Communications Group AG(b)(d)	1,583	139,372
Swiss Re AG	10,498	965,819
Temenos AG, Registered Shares(b)	833	100,096
Zurich Insurance Group AG	64	19,078

		12,916,605

United Kingdom — 14.0%
Anglo American PLC	3,432	76,742
Ashmore Group PLC	8,562	39,926
Ashtead Group PLC	14,468	301,793
Associated British Foods PLC	1,878	48,947
AstraZeneca PLC	4,778	356,658
Auto Trader Group PLC(d)	63,914	370,918
Aviva PLC	5,130	24,552
Barclays PLC	74,792	143,097
Barratt Developments PLC	3,947	23,282
boohoo Group PLC(a)(b)	11,269	23,247
Bovis Homes Group PLC	11,475	125,967
BP PLC	180,646	1,141,988
British American Tobacco PLC	14,796	470,794
British Land Co. PLC	27,148	184,614
Britvic PLC	12,194	124,194
Burberry Group PLC	7,532	165,395
Carnival PLC	6,655	319,585
Centrica PLC	196,486	338,933
Close Brothers Group PLC	12,632	231,823
Compass Group PLC	41,833	880,368
Croda International PLC	997	59,542
Diageo PLC	56,485	2,018,457
Dialog Semiconductor PLC(b)	789	20,446
Direct Line Insurance Group PLC	53,741	218,454
Electrocomponents PLC	11,331	73,191
Experian PLC	4,036	97,840
GlaxoSmithKline PLC	46,270	881,814
Halma PLC	790	13,762
Hays PLC	28,483	50,847
HSBC Holdings PLC	248,771	2,052,294
IG Group Holdings PLC	30,269	220,062
IMI PLC	1,441	17,353
Imperial Brands PLC	6,315	191,671
Inchcape PLC	24,661	173,534
Intertek Group PLC	20,503	1,254,841
ITV PLC	41,996	66,843
JD Sports Fashion PLC	18,043	80,343
Jupiter Fund Management PLC(a)	9,227	34,704
Land Securities Group PLC	1,659	17,034
Legal & General Group PLC	452,637	1,333,636
Lloyds Banking Group PLC(a)	939,358	619,206
Man Group PLC	34,488	58,433
Moneysupermarket.com Group PLC	32,636	114,584
National Grid PLC	107,099	1,047,784
Pagegroup PLC	6,851	39,355
Pearson PLC	9,814	117,571
Persimmon PLC	4,162	102,493
Petrofac Ltd.	37,648	228,529
Rentokil Initial PLC	27,551	118,524
Rightmove PLC	3,920	21,604
Rio Tinto Ltd.	7,513	415,815
Rio Tinto PLC	4,893	234,337
Rolls-Royce Holdings PLC(b)	6,717	70,764
Royal Mail PLC	94,156	326,804

SCHEDULES OF INVESTMENTS	5

Schedule of Investments (continued) December 31, 2018	International Tilts Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Schroders PLC	6,376	$198,573
Severn Trent PLC	9,972	231,158
Smiths Group PLC	1,873	32,607
Spectris PLC	300	8,718
Spirax-Sarco Engineering PLC	1,749	139,213
SSP Group PLC	8,840	72,973
Standard Life Aberdeen PLC	15,860	51,931
Tate & Lyle PLC	33,137	278,838
Taylor Wimpey PLC	5,871	10,209
Unilever PLC	6,448	338,538
Victrex PLC	1,018	29,707
Vodafone Group PLC	459,041	892,508
WH Smith PLC	2,833	62,146
William Hill PLC	33,812	66,810
WM Morrison Supermarkets PLC	142,430	387,202

		20,586,425

Total Long-Term Investments — 99.2% (Cost — $152,169,210)		146,115,861

Security	Shares	Value
Short-Term Securities — 5.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.58%(e)(f)(g)	6,307,282	$6,307,913
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.38%(e)(g)	1,531,004	1,531,004

Total Short-Term Securities — 5.3% (Cost — $7,838,780)		7,838,917

Total Investments — 104.5% (Cost — $160,007,990)		153,954,778

Liabilities in Excess of Other Assets — (4.5)%		(6,578,101)

Net Assets — 100.0%		$147,376,677

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of security was purchased with the cash collateral from loaned securities.

(g)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	2,058,817	4,248,465	6,307,282	$6,307,913	$61,685	(b)	$1,292	$(69)
BlackRock Cash Funds: Treasury, SL Agency Shares	2,901,225	(1,370,221)	1,531,004	1,531,004	40,257		—	—

				$7,838,917	$101,942		$1,292	$(69)

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
Yen Denom Nikkei Index	3	03/07/19	$271	$(20,838)
Euro Stoxx 50 Index	59	03/15/19	2,010	(39,081)
FTSE 100 Index	9	03/15/19	764	311
SPI 200 Index	4	03/21/19	392	1,507

				$(58,101)

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	International Tilts Master Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$1,818	$—	$—	$—	$1,818

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$59,919	$—	$—	$—	$59,919

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(300,675)	$—	$—	$—	$(300,675)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(64,959)	$—	$—	$—	$(64,959)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$7,385,047
Average notional value of contracts — short	—	(a)

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$44,016	$10,787,216	$—	$10,831,232
Austria	45,194	1,028,481	—	1,073,675
Belgium	—	1,515,809	—	1,515,809
China	—	342,288	—	342,288
Denmark	—	2,104,841	—	2,104,841
Finland	—	2,060,414	—	2,060,414
France	76,250	14,603,211	—	14,679,461
Germany	—	13,463,336	—	13,463,336
Hong Kong	—	4,371,017	—	4,371,017
Ireland	—	215,618	—	215,618
Israel	—	48,942	—	48,942
Italy	—	4,179,752	—	4,179,752
Japan	—	36,327,260	—	36,327,260
Luxembourg	—	78,469	—	78,469
Malta	—	66,252	—	66,252

SCHEDULES OF INVESTMENTS	7

Schedule of Investments (continued) December 31, 2018	International Tilts Master Portfolio

	Level 1	Level 2		Level 3		Total
Netherlands	$—		$8,913,018		$—	$8,913,018
New Zealand	—		81,292		—	81,292
Norway	1		2,250,557		—	2,250,558
Portugal	—		404,940		—	404,940
Singapore	—		2,035,231		—	2,035,231
Spain	—		4,346,380		—	4,346,380
Sweden	—		3,223,046		—	3,223,046
Switzerland	—		12,916,605		—	12,916,605
United Kingdom	—		20,586,425		—	20,586,425
Short-Term Securities	7,838,917		—		—	7,838,917

	$8,004,378		$145,950,400		$—	$153,954,778

Derivative Financial Instruments(a)
Assets:
Equity contracts	$1,818		$—		$—	$1,818
Liabilities:
Equity contracts	(59,919)		—		—	(59,919)

	$(58,101)	$		$		$(58,101)

(a)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

Transfers between Level 1 and Level 2 were as follows:

	Transfers Into Level 2 (a)	Transfers Out of Level 1 (a)
Assets:
Investments:
Common Stocks:
Austria	$769,594	$(769,594)
Denmark	101,827	(101,827)
France	154,012	(154,012)
Hong Kong	1,314,582	(1,314,582)
Italy	71,746	(71,746)
Japan	73,353	(73,353)
Sweden	291,639	(291,639)
Switzerland	63,612	(63,612)
United Kingdom	2,287,565	(2,287,565)

	$5,127,930	$(5,127,930)

(a)	External pricing service used to reflect any significant market movements between the time the Master Portfolio valued such foreign securities and the earlier closing of foreign markets.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2018

International Tilts Master Portfolio

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $5,876,721) (cost — $152,169,210)	$146,115,861
Investments at value — affiliated (cost — $7,838,780)	7,838,917
Foreign currency at value (cost — $2,906,572)	2,897,934
Cash pledged for futures contracts	267,910
Receivables:
Dividends — unaffiliated	219,207
Dividends — affiliated	3,513
Securities lending income — affiliated	5,169

Total assets	157,348,511

LIABILITIES
Cash collateral on securities loaned at value	6,305,418
Payables:
Investments purchased	474
Administration fees	6,536
Investment advisory fees	44,474
Trustees’ fees	2,277
Variation margin on futures contracts	7,058
Other accrued expenses	22,066
Withdrawals to investors	3,583,531

Total liabilities	9,971,834

NET ASSETS	$147,376,677

NET ASSETS CONSIST OF
Investors’ capital	$153,496,038
Accumulated loss	(6,119,361)

NET ASSETS	$147,376,677

See notes to financial statements.

FINANCIAL STATEMENTS	9

Statement of Operations

Year Ended December 31, 2018

International Tilts Master Portfolio

INVESTMENT INCOME
Dividends — unaffiliated(a)	$5,957,284
Securities lending income — affiliated — net	61,685
Dividends — affiliated	40,257
Foreign taxes withheld	(880,049)

Total investment income	5,179,177

EXPENSES
Investment advisory	672,462
Administration	84,058
Trustees	12,800
Professional	10,187

Total expenses	779,507
Less fees waived and/or reimbursed by the Manager	(108,587)

Total expenses after fees waived and/or reimbursed	670,920

Net investment income	4,508,257

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(405,876)
Investments — affiliated	1,292
Futures contracts	(300,675)
Foreign currency transactions	(209,211)

(914,470)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(30,364,574)
Investments — affiliated	(69)
Futures contracts	(64,959)
Foreign currency translations	(20,845)

(30,450,447)

Net realized and unrealized loss	(31,364,917)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(26,856,660)

(a)	Includes non-recurring dividends in the amount of $67,846.

See notes to financial statements.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	International Tilts Master Portfolio
	Year Ended December 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,508,257	$4,493,277
Net realized gain (loss)	(914,470)	19,972,052
Net change in unrealized appreciation (depreciation)	(30,450,447)	17,094,895

Net increase (decrease) in net assets resulting from operations	(26,856,660)	41,560,224

CAPITAL TRANSACTIONS
Proceeds from contributions	63,886,547	25,369,233
Value of withdrawals	(53,622,664)	(90,173,345)

Net increase (decrease) in net assets derived from capital transactions	10,263,883	(64,804,112)

NET ASSETS
Total decrease in net assets	(16,592,777)	(23,243,888)
Beginning of year	163,969,454	187,213,342

End of year	$147,376,677	$163,969,454

See notes to financial statements.

FINANCIAL STATEMENTS	11

Financial Highlights

(For a share outstanding throughout each period)

	International Tilts Master Portfolio

	Year Ended December 31,
	2018		2017	2016	2015	2014

Total Return
Total return	(15.06)%		29.06%	0.00%	2.25%	(3.94)%

Ratios to Average Net Assets
Total expenses	0.46%		0.47%	0.46%	0.45%	0.46%

Total expenses after fees waived and/or paid indirectly	0.40%		0.40%	0.40%	0.43%	0.45%

Net investment income	2.68	%(a)	2.81%	2.91%	2.65%	2.84%

Supplemental Data
Net assets, end of year (000)	$147,377		$163,969	$187,213	$304,851	$1,249,794

Portfolio turnover rate	130%		106%	98%	107%	120%

(a)	The ratio of net investment income to average net assets includes 0.04% resulting from a special dividend.

See notes to financial statements.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. International Tilts Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: The Master Portfolio’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Master Portfolio.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements  (continued)

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. Each business day, the Master Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Credit Suisse Securities	$928,230	$(928,230)	$—
Deutsche Bank Securities Inc	72,406	(72,406)	—
Goldman Sachs & Co	798,405	(798,405)	—
HSBC Bank PLC. . . . . . . . . . . . . . . . . .	1	(1)	—
Jefferies LLC . . . . . . . . . . .	15,366	(15,366)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	1,484,810	(1,484,810)	—
Morgan Stanley & Co. LLC . . . . . . . . . .	2,201,517	(2,201,517)	—
State Street Bank and Trust Co. . . . . . .	375,986	(375,986)	—

	$5,876,721	$(5,876,721)	$—

(a)

Cash collateral with a value of $6,305,418 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (continued)

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master Portfolio’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.40%
$1 Billion — $3 Billion	0.38
$3 Billion — $5 Billion	0.36
$5 Billion — $10 Billion	0.35
Greater than $10 Billion	0.34

With respect to the Master Portfolio, the Manager entered into separate sub-advisory agreements with BlackRock Fund Advisors (“BFA”) and BlackRock International Limited (“BIL”), each an affiliate of the Manager. The Manager pays BFA and BIL for services it provides for that portion of the Master Portfolio for which BFA and BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Master Portfolio to the Manager.

Administration: MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with the Manager, which has agreed to provide general administrative services (other than investment advice and related portfolio activities). The Manager, in consideration thereof, has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio. The Manager is entitled to receive for these administrative services an annual fee of 0.05% based on the average daily net assets of the Master Portfolio.

From time to time, the Manager may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance. The Manager may delegate certain of its administration duties to sub-administrators. The Manager has contractually agreed to waive this administration fee through April 30, 2019. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2018, the Manager waived $84,058.

Expense Waivers and Reimbursements: The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. The Manager has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the administration fees paid by the Master Portfolio in an amount equal to these independent expenses through April 30, 2019. For the year ended December 31, 2018, the amount waived and/or reimbursed was $22,987.

With respect to the Master Portfolio, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2018, the amount waived was $1,542.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees of MIP or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the year ended December 31, 2018, there were no fees waived by the Manager pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Master Portfolio retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2018, the Master Portfolio paid BTC $14,185 for securities lending agent services plus collateral investment fees.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2018, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP are trustees and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2018, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$1,202,403	$—	$—

7.	PURCHASES AND SALES

For the year ended December 31, 2018, purchases and sales of investments, excluding short-term securities, were $ 227,251,879 and $ 211,042,596 respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$164,245,218

Gross unrealized appreciation	$6,298,721
Gross unrealized depreciation	(16,587,654)

Net unrealized appreciation	$(10,288,933)

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2018, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (continued)

or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: The Master Portfolio invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Master Portfolio concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Master Portfolio’s investments.

The United Kingdom is scheduled to withdraw from the European Union in March 2019, which may introduce significant new uncertainties and instability in the financial markets across Europe.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Master Portfolio’s investments.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Master Investment Portfolio and the Investors of International Tilts Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Tilts Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	19

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Rodney D. Johnson 1941	Chair of the Board (d) and Trustee (Since 2009)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	24 RICs consisting of 138 Portfolios	None
Mark Stalnecker 1951	Chair Elect of the Board (Since 2018) (d); Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	24 RICs consisting of 138 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (PCRI) since 2017.	24 RICs consisting of 138 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	24 RICs consisting of 138 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	24 RICs consisting of 138 Portfolios	None
Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	24 RICs consisting of 138 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	24 RICs consisting of 138 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee (Since 2009)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	24 RICs consisting of 138 Portfolios	None

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	24 RICs consisting of 138 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	24 RICs consisting of 138 Portfolios	None
Frederick W. Winter 1945	Trustee (Since 2009)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	24 RICs consisting of 138 Portfolios	None

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Member of the Board of Managers of BlackRock Investments, LLC since 2011; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	127 RICs consisting of 304 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 304 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has approved extending the mandatory retirement age for Rodney D. Johnson until December 31, 2018.

(c) In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, certain Independent Trustees were elected to the Board. As a result, although the chart shows certain Independent Trustees as joining the Board in 2009, those Independent Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(d) Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the MIP based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

TRUSTEE AND OFFICER INFORMATION	21

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock , Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the MIP serve at the pleasure of the Board.

Further information about the MIP’s Trustees and Officers is available in the MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

At a special meeting of shareholders held on November 21, 2018, Master Portfolio’s interestholders elected Trustees who took office on January 1, 2019. The newly elected Trustees include ten former Trustees and five individuals who served as directors/trustees of the funds in the BlackRock Equity-Bond Complex. Information regarding the individuals who began serving as Trustees effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers

BlackRock Fund Advisors

San Francisco, CA 94105

BlackRock International Limited

Edinburgh EH3 8BL, United Kingdom

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of MIP

400 Howard Street

San Francisco, CA 94105

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of MIP. The newly elected Trustees will take office effective January 1, 2019.

Shareholders approved the Trustees * of Master Investment Portfolio with voting results as follows:

	Votes For	Votes Withheld	Votes Abstained
Bruce R. Bond	114,235,868,542	568,012,891	641,786,714
Susan J. Carter	114,644,969,512	314,986,585	485,712,049
Collette Chilton	114,535,742,702	412,456,983	497,468,461
Neil A. Cotty	114,294,090,740	648,797,018	502,780,388
Robert Fairbairn	114,073,048,324	869,686,392	502,933,430
Lena G. Goldberg	114,462,170,860	487,956,046	495,541,240
Robert M. Hernandez	114,478,389,572	461,883,856	505,394,718
Henry R. Keizer	114,350,013,418	592,432,169	503,222,560
Cynthia A. Montgomery	114,570,515,635	380,167,878	494,984,633
Donald C. Opatrny	114,233,094,017	712,297,050	500,277,079
John M. Perlowski	114,154,454,706	787,250,166	503,963,275
Joseph P. Platt	114,347,337,899	591,983,810	506,346,437
Mark Stalnecker	114,353,522,475	588,157,237	503,988,435
Kenneth L. Urish	114,294,097,454	648,416,164	503,154,528
Claire A. Walton	114,578,394,936	379,651,521	487,621,690

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as trustees for other BlackRock-advised equity, multi-asset, index and money market funds.

Availability of Quarterly Schedule of Investments

The Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Master Portfolio voted proxies relating to securities held in the Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

ADDITIONAL INFORMATION	23

Item 2 –

Code of Ethics – Each registrant (or each, a “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrants undertake to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Cash Funds: Institutional	$11,000	$11,023	$0	$0	$2,900	$2,925	$0	$0
BlackRock Cash Funds: Treasury	$11,000	$11,023	$0	$0	$2,900	$2,925	$0	$0
BlackRock LifePath Dynamic Retirement Fund	$11,000	$11,023	$0	$1,222	$8,100	$8,066	$0	$0
BlackRock LifePath Dynamic 2020 Fund	$11,000	$11,023	$0	$1,222	$8,100	$8,066	$0	$0
BlackRock LifePath Dynamic 2025 Fund	$11,000	$11,023	$0	$1,222	$8,100	$8,066	$0	$0
BlackRock LifePath Dynamic 2030 Fund	$11,000	$11,023	$0	$1,222	$8,100	$8,066	$0	$0
BlackRock LifePath Dynamic 2035 Fund	$11,000	$11,023	$0	$1,222	$8,100	$8,066	$0	$0
BlackRock LifePath Dynamic 2040 Fund	$11,000	$11,023	$0	$1,222	$8,100	$8,066	$0	$0
BlackRock LifePath Dynamic 2045 Fund	$11,000	$11,023	$0	$1,222	$8,100	$8,066	$0	$0
BlackRock LifePath Dynamic 2050 Fund	$11,000	$11,023	$0	$1,222	$8,100	$8,066	$0	$0
BlackRock LifePath Dynamic 2055 Fund	$11,000	$11,023	$0	$1,222	$8,100	$8,066	$0	$0
BlackRock LifePath Dynamic 2060 Fund	$11,000	$9,921	$0	$0	$8,100	$8,066	$0	$0
BlackRock LifePath Index Retirement Fund	$11,000	$11,023	$400	$0	$8,100	$8,066	$0	$0

BlackRock LifePath Index 2020 Fund	$11,000	$11,023	$400	$0	$8,100	$8,066	$0	$0
BlackRock LifePath Index 2025 Fund	$11,000	$11,023	$400	$0	$8,100	$8,066	$0	$0
BlackRock LifePath Index 2030 Fund	$11,000	$11,023	$400	$0	$8,100	$8,066	$0	$0
BlackRock LifePath Index 2035 Fund	$11,000	$11,023	$400	$0	$8,100	$8,066	$0	$0
BlackRock LifePath Index 2040 Fund	$11,000	$11,023	$400	$0	$8,100	$8,066	$0	$0
BlackRock LifePath Index 2045 Fund	$11,000	$11,023	$400	$0	$8,100	$8,066	$0	$0
BlackRock LifePath Index 2050 Fund	$11,000	$11,023	$400	$0	$8,100	$8,066	$0	$0
BlackRock LifePath Index 2055 Fund	$11,000	$11,023	$400	$0	$8,100	$8,066	$0	$0
BlackRock LifePath Index 2060 Fund	$11,000	$11,023	$400	$0	$8,100	$8,066	$0	$0
iShares MSCI Total International Index Fund	$11,000	$11,023	$0	$0	$8,100	$8,066	$0	$0
iShares Russell 1000 Large-Cap Index Fund	$11,000	$11,023	$0	$0	$8,100	$8,066	$0	$0
iShares S&P 500 Index Fund	$11,000	$11,023	$0	$0	$8,100	$8,066	$0	$0
iShares U.S. Aggregate Bond Index Fund	$11,000	$11,023	$0	$0	$8,100	$8,066	$0	$0
Active Stock Master Portfolio	$22,000	$20,791	$0	$0	$20,700	$20,661	$0	$0
International Tilts Master Portfolio	$22,000	$20,791	$0	$0	$15,600	$15,626	$0	$0
Large Cap Index Master Portfolio	$22,000	$20,791	$0	$0	$15,600	$15,626	$0	$0
LifePath Dynamic Retirement Master Portfolio	$15,300	$15,257	$0	$1,222	$15,600	$15,619	$0	$0
LifePath Dynamic 2020 Master Portfolio	$15,300	$15,257	$0	$1,222	$15,600	$15,619	$0	$0
LifePath Dynamic 2025 Master Portfolio	$15,300	$15,257	$0	$1,222	$15,600	$15,619	$0	$0
LifePath Dynamic 2030 Master Portfolio	$15,300	$15,257	$0	$1,222	$15,600	$15,619	$0	$0
LifePath Dynamic 2035 Master Portfolio	$15,300	$15,257	$0	$1,222	$15,600	$15,619	$0	$0
LifePath Dynamic 2040 Master Portfolio	$15,300	$15,257	$0	$1,222	$15,600	$15,619	$0	$0
LifePath Dynamic 2045 Master Portfolio	$15,300	$15,257	$0	$1,222	$15,600	$15,619	$0	$0
LifePath Dynamic 2050 Master Portfolio	$15,300	$15,257	$0	$1,222	$15,600	$15,619	$0	$0
LifePath Dynamic 2055 Master Portfolio	$15,300	$15,257	$0	$1,222	$15,600	$15,619	$0	$0
LifePath Dynamic 2060 Master Portfolio	$15,300	$13,731	$0	$0	$15,600	$15,619	$0	$0
LifePath Index Retirement Master Portfolio	$12,900	$12,857	$0	$0	$13,600	$13,619	$0	$0
LifePath Index 2020 Master Portfolio	$12,900	$12,857	$0	$0	$13,600	$13,619	$0	$0
LifePath Index 2025 Master Portfolio	$12,900	$12,857	$0	$0	$13,600	$13,619	$0	$0
LifePath Index 2030 Master Portfolio	$12,900	$12,857	$0	$0	$13,600	$13,619	$0	$0
LifePath Index 2035 Master Portfolio	$12,900	$12,857	$0	$0	$13,600	$13,619	$0	$0
LifePath Index 2040 Master Portfolio	$12,900	$12,857	$0	$0	$13,600	$13,619	$0	$0
LifePath Index 2045 Master Portfolio	$12,900	$12,857	$0	$0	$13,600	$13,619	$0	$0
LifePath Index 2050 Master Portfolio	$12,900	$12,857	$0	$0	$13,600	$13,619	$0	$0
LifePath Index 2055 Master Portfolio	$12,900	$12,857	$0	$0	$13,600	$13,619	$0	$0

LifePath Index 2060 Master Portfolio	$12,900	$12,857	$0	$0	$13,600	$13,619	$0	$0
Money Market Master Portfolio	$12,400	$12,407	$0	$0	$0	$0	$0	$0
S&P 500 Index Master Portfolio	$22,000	$20,791	$0	$0	$15,600	$15,626	$0	$0
Total International ex U.S. Index Master Portfolio	$22,000	$20,791	$0	$0	$15,600	$15,626	$0	$0
Treasury Money Market Master Portfolio	$12,400	$12,407	$0	$0	$7,100	$7,133	$0	$0
U.S. Total Bond Index Master Portfolio	$24,100	$24,120	$0	$0	$15,600	$15,626	$0	$0

The following table presents fees billed by PwC that were required to be approved by each registrant’s audit committee (each a “Committee”) for services that relate directly to the operations or financial reporting of each Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “investment adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to each Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$0	$0

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the registrant’s Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Cash Funds: Institutional	$2,900	$2,925
BlackRock Cash Funds: Treasury	$2,900	$2,925
BlackRock LifePath Dynamic Retirement Fund	$8,100	$9,288
BlackRock LifePath Dynamic 2020 Fund	$8,100	$9,288
BlackRock LifePath Dynamic 2025 Fund	$8,100	$9,288
BlackRock LifePath Dynamic 2030 Fund	$8,100	$9,288
BlackRock LifePath Dynamic 2035 Fund	$8,100	$9,288
BlackRock LifePath Dynamic 2040 Fund	$8,100	$9,288
BlackRock LifePath Dynamic 2045 Fund	$8,100	$9,288
BlackRock LifePath Dynamic 2050 Fund	$8,100	$9,288
BlackRock LifePath Dynamic 2055 Fund	$8,100	$9,288
BlackRock LifePath Dynamic 2060 Fund	$8,100	$8,066
LifePath Index Retirement Fund	$8,066	$8,066
LifePath Index 2020 Fund	$8,500	$8,066
LifePath Index 2025 Fund	$8,500	$8,066
LifePath Index 2030 Fund	$8,500	$8,066
LifePath Index 2035 Fund	$8,500	$8,066
LifePath Index 2040 Fund	$8,500	$8,066
LifePath Index 2045 Fund	$8,500	$8,066
LifePath Index 2050 Fund	$8,500	$8,066
LifePath Index 2055 Fund	$8,500	$8,066
LlifePath Index 2060 Fund	$8,500	$8,066
iShares MSCI Total International Index Fund	$8,100	$8,066
iShares Russell 1000 Large-Cap Index Fund	$8,100	$8,066
iShares S&P 500 Index Fund	$8,100	$8,066
iShares U. S. Aggregate Bond Index Fund	$8,100	$8,066
Active Stock Master Portfolio	$20,700	$20,661
International Tilts Master Portfolio	$15,600	$15,626
Large Cap Index Master Portfolio	$15,600	$15,626
LifePath Dynamic Retirement Master Portfolio	$15,600	$16,841
LifePath Dynamic 2020 Master Portfolio	$15,600	$16,841
LifePath Dynamic 2025 Master Portfolio	$15,600	$16,841
LifePath Dynamic 2030 Master Portfolio	$15,600	$16,841
LifePath Dynamic 2035 Master Portfolio	$15,600	$16,841

LifePath Dynamic 2040 Master Portfolio	$15,600	$16,841
LifePath Dynamic 2045 Master Portfolio	$15,600	$16,841
LifePath Dynamic 2050 Master Portfolio	$15,600	$16,841
LifePath Dynamic 2055 Master Portfolio	$15,600	$16,841
LifePath Dynamic 2060 Master Portfolio	$15,600	$15,619
LifePath Index Retirement Master Portfolio	$13,600	$13,619
LifePath Index 2020 Master Portfolio	$13,600	$13,619
LifePath Index 2025 Master Portfolio	$13,600	$13,619
LifePath Index 2030 Master Portfolio	$13,600	$13,619
LifePath Index 2035 Master Portfolio	$13,600	$13,619
LifePath Index 2040 Master Portfolio	$13,600	$13,619
LifePath Index 2045 Master Portfolio	$13,600	$13,619
LifePath Index 2050 Master Portfolio	$13,600	$13,619
LifePath Index 2055 Master Portfolio	$13,600	$13,619
LifePath Index 2060 Master Portfolio	$13,600	$13,619
Money Market Master Portfolio	$0	$0
S&P 500 Index Master Portfolio	$15,600	$15,626
Total International ex U.S. Index Master Portfolio	$15,600	$15,626
Treasury Money Market Master Portfolio	$7,100	$17,133
U.S. Total Bond Index Master Portfolio	$15,600	$15,626

(h) Each Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) –     The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –     There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrants.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds III and Master Investment Portfolio

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds III and Master Investment Portfolio

Date: March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds III and Master Investment Portfolio

Date: March 8, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds III and Master Investment Portfolio

Date: March 8, 2019